UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number        811-07455

                         Virtus Opportunities Trust

(Exact name of registrant as specified in charter)

101 Munson Street

                       Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Kevin J. Carr, Esq.

Senior Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

100 Pearl Street

                                 Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 243-1574

Date of fiscal year end:   September 30

Date of reporting period:   September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT VIRTUS OPPORTUNITIES TRUST

September 30, 2018

Virtus Newfleet Bond Fund

Virtus Newfleet CA Tax-Exempt Bond Fund

Virtus Newfleet High Yield Fund

Virtus Newfleet Low Duration Income Fund

Virtus Newfleet Multi-Sector Intermediate Bond Fund

Virtus Newfleet Senior Floating Rate Fund

Virtus Newfleet Tax-Exempt Bond Fund

Not FDIC Insured

No Bank Guarantee

May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4

Fund	Fund Summary	Schedule of Investments

Virtus Newfleet Bond Fund (“Newfleet Bond Fund”)	7	23
Virtus Newfleet CA Tax-Exempt Bond Fund (“Newfleet CA Tax-Exempt Bond Fund”)	9	32
Virtus Newfleet High Yield Fund (“Newfleet High Yield Fund”)	11	35
Virtus Newfleet Low Duration Income Fund (“Newfleet Low Duration Income Fund”)	14	43
Virtus Newfleet Multi-Sector Intermediate Bond Fund (“Newfleet Multi-Sector Intermediate Bond Fund”)	16	53
Virtus Newfleet Senior Floating Rate Fund (“Newfleet Senior Floating Rate Fund”)	18	64
Virtus Newfleet Tax-Exempt Bond Fund (“Newfleet Tax-Exempt Bond Fund”)	21	72
Statements of Assets and Liabilities		77
Statements of Operations		79
Statements of Changes in Net Assets		81
Financial Highlights		85
Notes to Financial Statements		90
Report of Independent Registered Public Accounting Firm		103
Tax Information Notice		104
Fund Management Tables		105

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadviser votes proxies (if any) relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the 12 months ended September 30, 2018.

U.S. economic growth and strong corporate earnings were consistent themes during the period, which began on an optimistic note with the sweeping tax overhaul that was signed into law at the end of 2017. As growth heated up, inflation fears caused stock markets to plunge in early February, ushering in the return of volatility after being conspicuously absent throughout 2017. Global trade war concerns sparked by the Trump administration’s tariff talk caused markets to remain unsettled into March before resuming an upward course through the spring and late summer. Meanwhile, persistent economic strength moved the Federal Reserve to hike its key interest rate four times in the period, most recently in late September, to end at 2.25%, its highest level in nearly a decade.

For the 12 months ended September 30, 2018, U.S. large-cap stocks, as measured by the S&P 500® Index, returned 17.91%, outpacing small-cap stocks, which returned 15.24%, as measured by the Russell 2000® Index. Within international equities, performance was mixed with developed markets up 2.74%, as measured by the MSCI EAFE® Index (net), and emerging markets down 0.81%, as measured by the MSCI Emerging Markets Index (net).

In the fixed income markets, the yield on the 10-year Treasury steadily climbed, to reach 3.05% at September 30, 2018, up from 2.33% at September 30, 2017. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, declined 1.22% for the 12 months. Non-investment grade bonds eked out a positive return of 3.05%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies, with a broad array of Virtus Funds available through your fund exchange privileges. These include distinctive equity, fixed income, international, and asset allocation funds managed by Virtus affiliates and select subadvisers. We invite you to learn more about the Virtus family of funds at Virtus.com.

On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Should you have questions about your account or require assistance, please visit Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

November 2018

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VIRTUS OPPORTUNITIES TRUST

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2018 TO SEPTEMBER 30, 2018

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution, and other expenses. Class I shares and Class R6 shares are sold without a sales charge and do not incur distribution fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which is for the fiscal year ended September 30, 2018.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses

The table below provides information about a Fund’s actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During Period*
Newfleet Bond Fund	Class A	$1,000.00	$1,000.40	0.84%	$4.21
	Class C	1,000.00	997.20	1.59	7.96
	Class I	1,000.00	1,001.90	0.59	2.96
	Class R6	1,000.00	1,003.40	0.47	2.36
Newfleet CA Tax-Exempt Bond Fund	Class A	1,000.00	1,004.10	0.85	4.27
	Class I	1,000.00	1,006.20	0.60	3.02
Newfleet High Yield Fund	Class A	1,000.00	1,030.40	1.00	5.09
	Class C	1,000.00	1,026.60	1.75	8.89
	Class I	1,000.00	1,029.20	0.75	3.82
	Class R6	1,000.00	1,029.50	0.69	3.51
Newfleet Low Duration Income Fund	Class A	1,000.00	1,006.90	0.75	3.77
	Class C	1,000.00	1,003.10	1.50	7.53
	Class I	1,000.00	1,008.10	0.50	2.52
Newfleet Multi-Sector Intermediate Bond Fund	Class A	1,000.00	998.40	0.97	4.86
	Class C	1,000.00	994.80	1.72	8.60
	Class I	1,000.00	999.80	0.72	3.61
	Class R6	1,000.00	1,000.10	0.58	2.91
Newfleet Senior Floating Rate Fund	Class A	1,000.00	1,021.40	1.11	5.62
	Class C	1,000.00	1,017.60	1.86	9.40
	Class I	1,000.00	1,022.70	0.86	4.36
	Class R6	1,000.00	1,022.40	0.72	3.65
Newfleet Tax-Exempt Bond Fund	Class A	1,000.00	1,001.90	0.85	4.27
	Class C	1,000.00	999.00	1.60	8.02
	Class I	1,000.00	1,003.10	0.60	3.01

*

Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

Each Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.

You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

2

VIRTUS OPPORTUNITIES TRUST

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2018 TO SEPTEMBER 30, 2018

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During Period*
Newfleet Bond Fund	Class A	$1,000.00	$1,020.86	0.84%	$4.26
	Class C	1,000.00	1,017.10	1.59	8.04
	Class I	1,000.00	1,022.11	0.59	2.99
	Class R6	1,000.00	1,022.71	0.47	2.38
Newfleet CA Tax-Exempt Bond Fund	Class A	1,000.00	1,020.81	0.85	4.31
	Class I	1,000.00	1,022.06	0.60	3.04
Newfleet High Yield Fund	Class A	1,000.00	1,020.05	1.00	5.06
	Class C	1,000.00	1,016.29	1.75	8.85
	Class I	1,000.00	1,021.31	0.75	3.80
	Class R6	1,000.00	1,021.61	0.69	3.50
Newfleet Low Duration Income Fund	Class A	1,000.00	1,021.31	0.75	3.80
	Class C	1,000.00	1,017.55	1.50	7.59
	Class I	1,000.00	1,022.56	0.50	2.54
Newfleet Multi-Sector Intermediate Bond Fund	Class A	1,000.00	1,020.21	0.97	4.91
	Class C	1,000.00	1,016.44	1.72	8.69
	Class I	1,000.00	1,021.46	0.72	3.65
	Class R6	1,000.00	1,022.16	0.58	2.94
Newfleet Senior Floating Rate Fund	Class A	1,000.00	1,019.50	1.11	5.62
	Class C	1,000.00	1,015.74	1.86	9.40
	Class I	1,000.00	1,020.76	0.86	4.36
	Class R6	1,000.00	1,021.46	0.72	3.65
Newfleet Tax-Exempt Bond Fund	Class A	1,000.00	1,020.81	0.85	4.31
	Class C	1,000.00	1,017.05	1.60	8.09
	Class I	1,000.00	1,022.06	0.60	3.04

*

Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

Each Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.

You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

3

VIRTUS OPPORTUNITIES TRUST

KEY INVESTMENT TERMS (Unaudited)

SEPTEMBER 30, 2018

American Depositary Receipt (“ADR”)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays California Municipal Bond Index

The Bloomberg Barclays California Municipal Bond Index measures long term investment grade, tax-exempt and fixed rate bonds issued in California. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays Municipal Bond Index

The Bloomberg Barclays Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index

The Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index

The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures U.S. investment grade government and corporate debt securities with an average maturity of 4 to 5 years. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

Collateralized Loan Obligation (“CLO”)

A collateralized loan obligation is a type of security backed by a pool of debt, typically low-rated corporate loans, structured so that there are several classes of bondholders with varying maturities, called tranches.

Credit Suisse Leveraged Loan Index

The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar denominated leveraged loans. The index is calculated on a total return basis, is unmanaged and not available for direct investment. The unmanaged index returns do not reflect any fees, expenses, or sales charges.

Exchange-Traded Funds (“ETFs”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 Branches, and all national and state banks that are part of the system.

4

VIRTUS OPPORTUNITIES TRUST

KEY INVESTMENT TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2018

ICE BofA Merrill Lynch 1-5 Year U.S. Corporate & Government Bond Index

The Intercontinental Exchange (“ICE”) BofA Merrill Lynch 1-5 Year U.S. Corporate & Government Bond Index includes publicly issued U.S. Treasury debt, U.S. government agency debt, taxable debt issued by U.S. states and territories and their political subdivisions, debt issued by U.S. and non-U.S. corporations, non-U.S. government debt and supranational debt. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

ICE BofA Merrill Lynch 1–22 Year U.S. Municipal Securities Index

The Intercontinental Exchange (“ICE”) BofA Merrill Lynch 1–22 Year U.S. Municipal Securities Index is a subset of the ICE BofA Merrill Lynch U.S. Municipal Securities Index which tracks the total return performance of U.S. dollar denominated investment grade tax-exempt debt publicly issued by U.S. States and territories, and their political subdivisions, in the U.S. domestic market, including all securities, with a remaining term to final maturity less than 22 years, calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.

iShares®

Represents shares of an open-end exchange-traded fund.

London Interbank Offered Rate (LIBOR)

A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

Low Duration Income Fund Linked Benchmark

The Low Duration Income Fund Linked Benchmark consists of the ICE BofA Merrill Lynch 1-5 Year US Corporate & Government Bond Index which tracks the performance of US dollar denominated investment grade debt publicly issued in the US domestic market, including US Treasury, US agency, foreign government, supranational and corporate securities, with a remaining term to final maturity less than 5 years, calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Performance of the Low Duration Income Linked Benchmark prior to 2/1/2017 is that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Option-Adjusted Spread

The difference between the yield of a fixed income security and a risk-free rate of return, which considers how the embedded option in the fixed income security is likely to change the expected future cash flows and the present value of the security.

Payment-in-Kind Security (“PIK”)

A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing (“QE”)

An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. Quantitative easing is considered when short-term interest rates are at or approaching zero, and does not involve the printing of new banknotes.

5

VIRTUS OPPORTUNITIES TRUST

KEY INVESTMENT TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2018

Real Estate Investment Trust (“REIT”)

A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P/LSTA Leveraged Loan Index

The S&P/LSTA Leveraged Loan Index is a daily total return index that uses LSTA/LPC Mark-to-Market Pricing (third-party research data on the price movements of senior secured floating rate loans in the secondary loan market) to calculate market value change. On a real-time basis, the Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Tax-Exempt Bond Linked Benchmark

The Tax-Exempt Bond Linked Benchmark consists of the ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index, a subset of the ICE BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment. Performance of the Tax-Exempt Bond Linked Benchmark prior to 6/30/2012 is that of the Bloomberg Barclays Municipal Bond Index.

When-issued and Forward Commitments (Delayed Delivery)

Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date, ordinarily up to 90 days later. When-issued or forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates.

Yield to Worst

The lowest yield an investor in a callable bond can expect to receive without the issuer defaulting. The yield to worst is determined by taking the lowest of yield to maturity or yield to call on each possible call date.

6

Newfleet Bond Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: SAVAX Class C: SAVCX Class I: SAVYX Class R6: VBFRX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

⬛	The Fund is diversified and has an investment objective of high total return from both current income and capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned -0.92%, Class C shares at NAV returned -1.58%, Class I shares at NAV returned -0.60%, and Class R6 shares at NAV returned -0.51%†. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, which serves as the Fund’s broad-based and style-specific benchmark index appropriate for comparison, returned -1.22%.

†	See footnote 7 on page 8.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Most spread sectors outperformed during the fiscal year ended September 30, 2018, led by corporate high yield and high yield bank loans. Within spread sectors, assets with longer duration underperformed on a total return basis, as yields rose and bond prices fell. Non-U.S. dollar-denominated securities and emerging markets high yield were the largest underperformers during the period.

The 12-month period presented multiple challenges, including several bouts of elevated volatility. Market participants continued to wrestle with periods of instability caused by geopolitical developments, trade rhetoric, mixed global economic signals, and the evolution of the various quantitative easing (QE) programs that began after the now decade-old financial crisis. During the period, oil prices continued their ascent, driven higher by the outlook for supply/demand dynamics. U.S. economic data stayed on a positive trend, which contrasted with other global economies.

As anticipated, the Federal Reserve (the Fed) raised its target rate 0.25% on four separate occasions during the 12 months to a range of 2.00% to 2.25%.

Over the last 12 months, yields increased overall, but more so for shorter maturity bonds than for longer term securities.

What factors affected the Fund’s performance during its fiscal year?

The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the Fund’s outperformance for the fiscal year ended September 30, 2018.

Among fixed income sectors, the Fund’s allocations to bank loans and asset-backed securities were the largest positive contributors to performance for the fiscal year. Issue selection within residential mortgages and corporate high quality was also beneficial.

During the fiscal year, the Fund’s allocation to emerging markets high yield was the largest detractor from performance.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Corporate Bonds and Notes		49%
Financials	17%
Consumer Discretionary	5
Energy	5
All Other Corporate Bonds and Notes	22
Mortgage-Backed Securities		17
Asset-Backed Securities		9
Leveraged Loans		7
U.S. Government Securities		7
Municipal Bonds		5
Other (includes Securities Lending Collateral)		6

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

7

Newfleet Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 years	Since Inception		Inception Date
Class A shares at NAV[2]	-0.92%	2.75%	4.84%	—		—
Class A shares at POP[3],4	-4.64	1.97	4.44	—		—
Class C shares at NAV[2] and with CDSC[4]	-1.58	1.98	4.05	—		—
Class I shares at NAV	-0.60	3.01	5.11	—		—
Class R6 shares at NAV[7]	-0.51	—	—	1.63%		11/3/16
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22	2.16	3.77	-0.22	[5]	—

Fund Expense Ratios6: Class A shares: Gross 1.19%, Net 0.87%; Class C shares: Gross 1.92%, Net 1.62%; Class I shares: Gross 0.89%, Net 0.62%; Class R6 shares: Gross 0.87%, Net 0.50%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The since inception index return is from the inception date of Class R6 shares.
[6]

The expense ratios for the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through January 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

[7]

Total return for the report period presented in the table differs from the total return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

8

Newfleet CA Tax-Exempt Bond Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: CTESX Class I: CTXEX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

⬛	The Fund is diversified and has an investment objective of obtaining a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned -0.05% and Class I shares at NAV returned 0.19%. For the same period, the Bloomberg Barclays California Municipal Bond Index, which serves as the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 0.54%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

The municipal bond market experienced uneven performance during the fiscal year, as municipal interest rates moved higher for the year. The first few months of the fiscal year were fueled by tax reform changes that would, among several modifications, eliminate the ability of issuers to advance refund outstanding tax-exempt debt with new tax-exempt debt beginning in 2018. As a result, issuers rushed to the market in the waning weeks of 2017 to bring these soon-to-be-prohibited deals to market. The rush to complete issuance before year end caused a sizable spike in supply levels. But instead of causing the market to soften, the anticipation of limited supply in 2018 provided strong performance during the end of 2017.

This market strength began to reverse in early 2018 as fixed income markets wrestled with the fear of rising interest rates, a stronger domestic economy, and expectations of future increases in the Fed funds rate. Concerns about higher rates caused periods of fits and starts throughout the year, with some months of positive returns and some months of negative returns. The end result was a total return of just 0.54% for the fiscal year ended September 30, 2018, as measured by the Bloomberg Barclays California Municipal Bond Index.

For the fiscal year, shorter maturity bonds and longer maturity bonds outperformed intermediate maturities. This was driven mostly by investor demand for portfolios that included longer dated bonds for higher yields, balanced with shorter dated bonds for interest rate protection. Once again, the lower the credit rating, the better the relative performance during the period, as investors continued to seek higher yielding bonds amid generationally low municipal bond interest rates. The consistent and steady decline in the credit risk spreads of lower rated bonds continued to surprise us. Securities rated below investment grade generated the best relative performance among all credit quality tiers for the year.

What factors affected the Fund’s performance during its fiscal year?

Relative Fund performance benefited from exposure to bonds with longer maturities (beyond 10 years), lower rated investment grade securities (including below investment grade-rated bonds), and current coupon securities.

Relative Fund performance was negatively impacted by the exposure to intermediate-term maturities (four to eight years), higher coupons, and better quality bonds (rated AA or higher).

Over the 12 months ended September 30, 2018, the market’s best performers were bonds with longer durations, current coupons, and lower credit quality as credit risk premiums narrowed to levels not seen since before the 2008 credit crisis. Bonds with intermediate maturities, premium coupons, and higher credit quality performed relatively weakly for the 12-month period.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Municipal Market: Events negatively impacting a municipal security, or the municipal bond market in general, may cause the fund to decrease in value.

State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Pre-Refunded	16%
Tax Allocation Revenue	16
General Obligation	16
Healthcare Revenue	12
General Revenue	8
Transportation Revenue	7
Higher Education Revenue	6
Other	19

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

9

Newfleet CA Tax-Exempt Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 years
Class A shares at NAV[2]	-0.05%	3.66%	4.54%
Class A shares at POP[3,4]	-2.80	3.08	4.25
Class I shares at NAV	0.19	3.90	4.79
Bloomberg Barclays California Municipal Bond Index	0.54	3.80	5.08

Fund Expense Ratios5: Class A shares: Gross 1.15%, Net 0.85%; Class I shares: Gross 0.95%, Net 0.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.

[5]

The expense ratios for the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through January 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008 for Class A and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

10

Newfleet High Yield Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: PHCHX Class C: PGHCX Class I: PHCIX Class R6: VRHYX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

⬛	The Fund is diversified and has a primary investment objective of high current income and a secondary objective of capital growth. There is no guarantee that the Fund will meet its objectives.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 2.77%, Class C shares at NAV returned 2.20%, Class I shares at NAV returned 3.03%, and Class R6 shares at NAV returned 3.09%. For the same period, the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, which serves as the Fund’s broad-based and style-specific index appropriate for comparison, returned 3.05%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

The U.S. high yield market, as measured by the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, posted a 3.05% return for the fiscal year ended September 30, 2018.

In the past, high yield has shown a capacity to deliver positive returns even during periods of rising interest rates, and this 12-month period was no exception. The high yield market continued to perform well as the five-year U.S. Treasury security rose 1.01% (from 1.94% to 2.95%) and the 10-year rose 0.73% (from 2.33% to 3.06%). During this period, the Federal Reserve (the Fed) raised its target rate by 0.25% on four separate occasions, most recently to a range of 2.00% to 2.25% at its September 2018 meeting. The high yield market experienced four months of negative returns over the fiscal year (November 2017, February 2018, March 2018, and May 2018), but those declines were slight. In addition to rising interest rates, the high yield market weathered geopolitical tensions with North Korea, the threat of trade wars, the move away from quantitative easing on the part of the Fed and other developed country central banks, as well as volatility in the emerging markets.

In terms of industries, supermarkets (12.10%) was the fiscal year’s best performer after lagging in the prior period, followed by pharmaceuticals (9.72%). Rising oil prices boosted energy-related companies, as evidenced by the returns of refining (8.22%), oil field services (8.13), and exploration & production (E&P) independent (6.11%). Other strong performers were tobacco (5.99%) and utilities (5.30%). Laggards with negative returns were autos (-3.26%), office REITS (-0.92%), banking (-0.70%), and food/beverage (-0.67%).

The returns across the rating spectrum demonstrated the effect of still-accommodative global monetary policy and the continued search for yield. The lower credit quality tiers significantly outperformed the higher tiers, as measured by the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index, with bonds rates CCC, B, and BB returning 7.08%, 3.55%, and 0.90%, respectively, for the fiscal year.

In terms of valuations, high yield spreads continued to tighten in spite of upward moves in both the five- and 10-year U.S. Treasury rates, as noted above. At the end of the fiscal year, the option-adjusted spread on the Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index was 3.16%, compared with 3.47% at the beginning of the fiscal year. The yield to worst rose from 5.45% to 6.24% over the period.

Fundamentals for the high yield issuer universe were favorable, and issuers consistently reported solid revenue and earnings growth during the period. The U.S. issuer-weighted default rate ended September 2018 at 3.10%, continuing a downward trend. Further, the rating agencies were more favorable toward upgrades than downgrades.

From a technical perspective, the high yield market experienced mostly outflows over the past 12 months, but the outflows were offset by the slow pace of net new issuance.

What factors affected the Fund’s performance during its fiscal year?

The positive performance of the U.S. high yield market contributed to the Fund’s positive return for the fiscal year ended September 30, 2018.

Positive contributors to performance in terms of sector allocation decisions and issue selection included wireless (allocation and issue selection), autos (issue selection), health care (issue selection), gaming (issue selection), and independent energy (issue selection). Detractors from performance included cable-satellite (issue selection), home construction (allocation and issue selection), oil field services (allocation and issue selection), and other industrial (issue selection).

In terms of out-of-index sectors, exposure to emerging markets hurt the Fund while exposure to bank loans helped.

In addition, the Fund’s modest allocation to cash in a favorable market for high yield returns had a negative impact.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

11

Newfleet High Yield Fund (Continued)

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Corporate Bonds and Notes		72%
Consumer Discretionary	18%
Energy	10
Materials	9
Health Care	9
All Other Corporate Bonds and Notes	26
Leveraged Loans		11
Exchange-Traded Fund		4
Preferred Stock		2
Other (includes Short-Term Investment and Securities Lending Collateral)		11

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

12

Newfleet High Yield Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 years	Since Inception		Inception Date
Class A shares at NAV[2]	2.77%	4.80%	6.94%	—		—
Class A shares at POP[3,4]	-1.08	4.00	6.53	—		—
Class C shares at NAV[2] and with CDSC[4]	2.20	4.03	6.16	—		—
Class I shares at NAV	3.03	5.05	—	5.53%		8/8/12
Class R6 shares at NAV	3.09	—	—	5.77		11/3/16
Bloomberg Barclays U.S. High-Yield 2% Issuer Capped Bond Index	3.05	5.55	9.46	—	[5]	—

Fund Expense Ratios6: Class A shares: Gross 1.40%, Net 1.01%; Class C shares: Gross 2.13%, Net 1.76%; Class I shares: Gross 1.19% Net 0.76%; Class R6 shares: Gross 1.11%, Net 0.70%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The since inception index returned 5.99% for the inception date of Class I shares and 6.44% for the inception date of Class R6 shares.
[6]

The expense ratios for the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through January 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A and Class C shares including any applicable sales charges or fees. The performance of the other share classes may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

13

Newfleet Low Duration Income Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: HIMZX Class C: PCMZX Class I: HIBIX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

⬛	The Fund is diversified and has an investment objective to provide a high level of total return, including a competitive level of current income, while limiting fluctuations in net asset value due to changes in interest rates. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 0.46%†, Class C shares at NAV returned -0.29%†, and Class I shares at NAV returned 0.71%. For the same period, the Low Duration Income Linked Benchmark returned -0.31%, and the ICE BofA Merrill Lynch 1-5 Year Corporate & Government Bond Index returned -0.31%.

†	See footnote 6 on page 15.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Most spread sectors outperformed during the fiscal year ended September 30, 2018, led by corporate high yield and high yield bank loans. Within spread sectors, assets with longer duration underperformed on a total return basis, as yields rose and bond prices fell. Non-U.S. dollar-denominated securities and emerging markets high yield were the largest underperformers during the period.

The 12-month period presented multiple challenges, including several bouts of elevated volatility. Market participants continued to wrestle with periods of instability caused by geopolitical developments, trade rhetoric, mixed global economic signals, and the evolution of the various quantitative easing (QE) programs that began after the now decade-old financial crisis. During the period, oil prices continued their ascent, driven higher by the outlook for supply/demand dynamics. U.S. economic data stayed on a positive trend, which contrasted with other global economies.

As anticipated, the Federal Reserve (the Fed) raised its target rate 0.25% on four separate occasions during the 12 months to a range of 2.00% to 2.25%.

Over the last 12 months, yields increased overall, but more so for shorter maturity bonds than for longer term securities.

What factors affected the Fund’s performance during its fiscal year?

The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the Fund’s outperformance for the fiscal year ended September 30, 2018.

Among fixed income sectors, the Fund’s allocations to bank loans, residential mortgages, and asset-backed securities were the largest positive contributors to performance for the fiscal year. Issue selection within asset-backed securities was also beneficial.

During the fiscal year, the Fund’s allocation to emerging markets high yield was the largest detractor from performance.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments at September 30, 2018.
Mortgage-Backed Securities		31%
Asset-Backed Securities		29
Corporate Bonds and Notes		25
Financials	8%
Health Care	3
Consumer Discretionary	3
All Other Corporate Bonds and Notes	11
Leveraged Loans		6
U.S. Government Securities		5
Other (includes Short-Term Investment and Securities Lending Collateral)		4

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

14

Newfleet Low Duration Income Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 years
Class A shares at NAV[2,6]	0.46%	1.73%	3.71%
Class A shares at POP[3,4]	-1.80	1.27	3.48
Class C shares at NAV[2,6] and CDSC[4]	-0.29	0.97	2.94
Class I shares at NAV	0.71	1.98	3.97
Low Duration Income Linked Benchmark	-0.31	1.50	3.21
ICE BofA Merrill Lynch 1-5 Year Corporate & Government Bond Index	-0.31	1.11	2.33

Fund Expense Ratios5: Class A shares: Gross 1.14%, Net 0.76%; Class C shares: Gross 1.86%, Net 1.51%; Class I shares: Gross 0.872%, Net 0.51%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]

“CDSC” (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares are 1% within the first year and 0% thereafter. CDSC charges for Class C shares are 1% in the first year and 0% thereafter.

[5]

The expense ratios for the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through January 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

[6]

Total return for the report period presented in the table differs from the total return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

15

Newfleet Multi-Sector Intermediate Bond Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: NAMFX Class C: NCMFX Class I: VMFIX Class R6: VMFRX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

⬛	The Fund is diversified and has an investment objective of maximizing current income while preserving capital. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned -0.14%, Class C shares at NAV returned -0.87%†, Class I shares at NAV returned 0.14%, and Class R6 shares at NAV returned 0.19%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, which serves as both the Fund’s broad-based and style-specific fixed income index, returned -1.22%.

†	See footnote 7 on page 17.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Most spread sectors outperformed during the fiscal year ended September 30, 2018, led by corporate high yield and high yield bank loans. Within spread sectors, assets with longer duration underperformed on a total return basis, as yields rose and bond prices fell. Non-U.S. dollar-denominated securities and emerging markets high yield were the largest underperformers during the period.

The 12-month period presented multiple challenges, including several bouts of elevated volatility. Market participants continued to wrestle with periods of instability caused by geopolitical developments, trade rhetoric, mixed global economic signals, and the evolution of the various quantitative easing (QE) programs that began after the now decade-old financial crisis. During the period, oil prices continued their ascent, driven higher by the outlook for supply/demand dynamics. U.S. economic data stayed on a positive trend, which contrasted with other global economies.

As anticipated, the Federal Reserve (the Fed) raised its target rate 0.25% on four separate occasions during the 12 months to a range of 2.00% to 2.25%.

Over the last 12 months, yields increased overall, but more so for shorter maturity bonds than for longer term securities.

What factors affected the Fund’s performance during its fiscal year?

The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the Fund’s outperformance for the fiscal year ended September 30, 2018.

Among fixed income sectors, the Fund’s allocations to corporate high yield, bank loans, and asset-backed securities were the largest positive contributors to performance for the fiscal year.

During the fiscal year, the Fund’s allocations to emerging markets high yield and non-U.S dollar-denominated securities were the largest detractors from performance.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Corporate Bonds and Notes		48%
Financials	11%
Energy	9
Consumer Discretionary	7
Materials	5
All Other Corporate Bonds and Notes	16
Leveraged Loans		15
Mortgage-Backed Securities		12
Foreign Government Securities		8
Asset-Backed Securities		6
Other (includes Securities Lending Collateral)		11

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

16

Newfleet Multi-Sector Intermediate Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 years	Since Inception		Inception Date
Class A shares at NAV[2]	-0.14%	3.57%	6.84%	—		—
Class A shares at POP[3,4]	-3.39	2.78	6.43	—		—
Class C shares at NAV[2,7] and with CDSC[4]	-0.87	2.79	6.06	—		—
Class I shares at NAV	0.14	3.85	—	6.02%		10/1/09
Class R6 shares at NAV	0.19	—	—	3.31		11/12/14
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22	2.16	3.77	—	[5]	—

Fund Expense Ratios6: Class A shares: Gross 1.16%, Net 1.02%; Class C shares: Gross 1.88%, Net 1.77%; Class I shares: Gross 0.88%, Net 0.77%; Class R6 shares: Gross 0.84%, Net 0.63%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The since inception index returned 3.00% from the inception date of Class I shares and 1.54% from the inception date of Class R6 shares.
[6]

The expense ratios for the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through January 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

[7]

Total return for the report period presented in the table differs from the total return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share classes may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

17

Newfleet Senior Floating Rate Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: PSFRX Class C: PFSRX Class I: PSFIX Class R6: VRSFX

Portfolio Manager Commentary by Newfleet Asset Management, LLC

⬛	The Fund is diversified and has an investment objective of high total return from both current income and capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 4.22%†, Class C shares at NAV returned 3.45%, Class I shares at NAV returned 4.48%, and Class R6 shares at NAV returned 4.60%. For the same period, the S&P/LSTA Leveraged Loan Index, which serves as the Fund’s broad-based and style-specific benchmark, returned 5.19%.

†	See footnote 7 on page 20.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Bank loans generated solid performance over the 12-month period, with a total return of 5.19% as measured by the S&P/LSTA Leveraged Loan Index. Investors continued to seek protection against rising interest rates, as well as higher yields relative to other fixed income options. The five-year U.S. Treasury security rose 1.01% (from 1.94% to 2.95%), and the 10-year rose 0.73% (from 2.33% to 3.06%) over the fiscal year. The Federal Reserve (the Fed) raised its target rate by 0.25% on four separate occasions. Three-month LIBOR (London Interbank Offered Rate), the benchmark rate against which bank loans periodically are reset, rose from 1.33% to 2.39% over the fiscal year.

Commensurate with the rise in interest rates, the yield on the S&P/LSTA Leveraged Loan Index rose to 5.6% at the end of the fiscal year from 4.8% at its start. LIBOR drove the yield higher, with spreads only slightly tighter (from 3.46% to 3.32%) over the same period. Total returns were positive for each month of the fiscal year, largely attributable to interest income, as the market value component of return was more volatile and the potential for price appreciation limited. The weighted average market price at September 30, 2018, was $98.61, compared with $97.98 at the start of the period.

Lower quality loans outperformed over the fiscal year, with those rated CCC (11.4%) well ahead of B-rated (5.44%) and BB-rated (4.32%) loans. A benign credit environment, improving issuer fundamentals, and a favorable macroeconomic backdrop supported lower quality loans.

Within the S&P/LSTA Leveraged Loan Index, the top performing industries over the fiscal year were retail (8.99%), boosted by consumer spending; oil & gas (7.91%), which benefited from rising oil prices; food & drug (7.11%); surface transport (6.86%); and metals & minerals (6.80%). None of the industry groups posted negative returns. The weakest performers were cosmetics (0.74%) and home furnishings (2.02%), which both stumbled due to idiosyncratic events; aerospace & defense (3.42%), an overall higher quality industry; and radio & television (3.79%).

Broad-based fundamentals in the bank loan market remained strong, and issuers consistently reported good revenue and earnings growth. At the end of the fiscal year, the lagging 12-month default rate stood at 1.81%, well below the historical average of 3.10%. Open capital markets and minimal near-term maturities continued to support the asset class.

Bank loan technical factors were largely supportive during the fiscal year. Demand for loans remained strong, particularly from collateralized loan obligation (CLO) issuance, which totaled about $135 billion over the 12-month period. Retail fund flows, which were negative in the first fiscal quarter, added close to $11 billion during the last three quarters of the fiscal year. On the supply side, issuance was robust largely due to increased merger and acquisition (M&A) activity. The market had to work through a supply/demand imbalance in May and June of 2018 due to a particularly high new issuance calendar that pressured prices.

What factors affected the Fund’s performance during its fiscal year?

The positive return of the U.S. leveraged loan market contributed to the Fund’s positive return during the year ended September 30, 2018.

While the Fund’s benchmark is the S&P/LSTA Leveraged Loan Index, we use the Credit Suisse Leveraged Loan Index for sector-level attribution, because S&P does not report sector-level returns for the Fund’s benchmark. Relative to the Credit Suisse Leveraged Loan Index, the Fund’s allocation to and issue selection within the energy sector helped performance, as did issue selection in financials, consumer durables, and transportation/automotive. The Fund’s allocation to and issue selection within forest products detracted from performance, as did issue selection in utilities, manufacturing, and cable/wireless.

We generally maintained a higher quality bias in the Fund over the entire year, which detracted from returns.

The Fund’s out-of-index sector allocation to high yield, as part of our liquidity strategy, modestly detracted from performance while still providing positive returns. Remaining fully invested with the modest use of leverage also contributed positively to returns.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

18

Newfleet Senior Floating Rate Fund (Continued)

difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Liquidity: Certain securities may be difficult to sell at a time and price beneficial to the fund.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Leverage Loans		95%
Healthcare	11%
Service	11
Information Technology	7
Gaming/Leisure	7
Media/Telecom – Telecommunications	6
Media/Telecom – Cable/Wireless Video	5
All Other Leveraged Loans	48
Corporate Bonds and Notes		4
Other (includes Short-Term Investment)		1

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

19

Newfleet Senior Floating Rate Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 years	Since Inception		Inception Date
Class A shares at NAV[2,7]	4.22%	3.30%	5.30%	—		—
Class A shares at POP[3,4]	1.36	2.72	5.00	—		—
Class C shares at NAV[2,7] and with CDSC[4]	3.45	2.50	4.52	—		—
Class I shares at NAV	4.48	3.54	5.56	—		—
Class R6 shares at NAV	4.60	—	—	4.70%		11/3/16
S&P/LSTA Leveraged Loan Index	5.19	4.13	6.15	5.18	[5]	—

Fund Expense Ratios6: Class A shares: Gross 1.09%, Net 1.06%; Class C shares: Gross 1.88%, Net 1.81%; Class I shares: Gross 0.87%, Net 0.81%; Class R6 shares: Gross 0.82%, Net 0.67%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The since inception index return is from the inception date of Class R6 shares.
[6]

The expense ratios for the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through January 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

[7]

Total return for the report period presented in the table differs from the total return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

20

Newfleet Tax-Exempt Bond Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: HXBZX Class C: PXCZX Class I: HXBIX

Portfolio Manager Commentary by

Newfleet Asset Management, LLC

⬛	The Fund is diversified and has an investment objective of providing a high level of current income that is exempt from federal income tax. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned -0.35%, Class C shares at NAV returned -1.09%, and Class I shares at NAV returned -0.10%. For the same period, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income index, returned -1.22%, and the Tax-Exempt Bond Linked Benchmark, which is the Fund’s style-specific benchmark appropriate for comparison, returned 0.02%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

The municipal bond market experienced uneven performance during the fiscal year, as municipal interest rates moved higher for the year. The first few months of the fiscal year were fueled by tax reform changes that would, among several modifications, eliminate the ability of issuers to advance refund outstanding tax-exempt debt with new tax-exempt debt beginning in 2018. As a result, issuers rushed to the market in the waning weeks of 2017 to bring these soon-to-be-prohibited deals to market. The rush to complete issuance before year end caused a sizable spike in supply levels. But instead of causing the market to soften, the anticipation of limited supply in 2018 provided strong performance during the end of 2017.

This market strength began to reverse in early 2018 as fixed income markets wrestled with the fear of rising interest rates, a stronger domestic economy, and expectations of future increases in the Fed funds rate. Concerns about higher rates caused periods of fits and starts throughout the year, with some months of positive returns and some months of negative returns. The end result was a total return of just 0.02% for the fiscal year ended September 30, 2018, as measured by the ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index.

For the fiscal year, shorter maturity bonds and longer maturity bonds outperformed intermediate maturities. This was driven mostly by investor demand for portfolios that included longer dated bonds for higher yields, balanced with shorter dated bonds for interest rate protection. Once again, the lower the credit rating, the better the relative performance during the period, as investors continued to seek higher yielding bonds amid generationally low municipal bond interest rates. The consistent and steady decline in the credit risk spreads of lower rated bonds continued to surprise us. Securities rated below investment grade generated the best relative performance among all credit quality tiers for the year.

What factors affected the Fund’s performance during its fiscal year?

Relative Fund performance benefited from exposure to bonds with longer maturities (beyond 10 years), lower rated investment grade securities (including below investment grade-rated bonds), and current coupon securities.

Relative Fund performance was negatively impacted by the exposure to intermediate-term maturities (four to eight years), higher coupons, and better quality bonds (rated AA or higher).

Over the 12 months ended September 30, 2018, the market’s best performers were bonds with longer durations, current coupons, and lower credit quality as credit risk premiums narrowed to levels not seen since before the 2008 credit crisis. Bonds with intermediate maturities, premium coupons, and higher credit quality performed relatively weakly for the 12-month period.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Municipal Market: Events negatively impacting a municipal security, or the municipal bond market in general, may cause the fund to decrease in value.

State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Texas	13%
Florida	12
Illinois	10
New York	8
Colorado	6
New Jersey	5
Pennsylvania	4
Other (includes Short-Term Investment)	42

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

21

Newfleet Tax-Exempt Bond Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 years
Class A shares at NAV[2]	-0.35%	2.69%	4.68%
Class A shares at POP[3,4]	-3.09	2.12	4.39
Class C shares at NAV[2] and CDSC[4]	-1.09	1.94	3.91
Class I shares at NAV	-0.10	2.94	4.96
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22	2.16	3.77
Tax-Exempt Bond Linked Benchmark	0.02	3.07	4.56

Fund Expense Ratios5: Class A shares: Gross 1.02%, Net 0.85%; Class C shares: Gross 1.74%, Net 1.60%; Class I shares: Gross 0.77%, Net 0.60%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]

The expense ratios for the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through January 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008 for Class A shares, Class C shares, and Class I shares. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

22

NEWFLEET BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
U.S. GOVERNMENT SECURITIES—6.7%
U.S. Treasury Bond
2.500%, 2/15/46	$2,405	$2,098
3.000%, 8/15/48	1,135	1,092
U.S. Treasury Note
1.125%, 2/28/19	1,065	1,060
1.375%, 4/30/20	210	205
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $4,602)		4,455

MUNICIPAL BONDS—4.5%

California—1.4%
State of California, Build America Bonds Taxable 7.600%, 11/1/40	520	773
University of California, Series B-A, Taxable 4.428%, 5/15/48	140	141

		914

Georgia—0.4%
Rockdale County Water & Sewerage Authority Revenue Taxable 3.060%, 7/1/24	255	247

Idaho—0.2%
Idaho Health Facilities Authority Saint Lukes Health System Revenue Taxable 5.020%, 3/1/48	170	172

New York—2.1%
New York City Transitional Finance Authority Future Tax Secured Revenue Series A-3 5.000%, 8/1/40	610	685
Port Authority of New York & New Jersey, Consolidated Bonds Revenue 5.000%, 4/15/57	640	709

		1,394

Virginia—0.4%
City of Bristol, General Obligation Taxable 4.210%, 1/1/42	285	285
TOTAL MUNICIPAL BONDS (Identified Cost $3,094)		3,012

FOREIGN GOVERNMENT SECURITIES—2.3%
Argentine Republic
7.625%, 4/22/46	150	122
6.875%, 1/11/48	75	58
Dominican Republic
144A, 5.950%, 1/25/27(2)	100	102
144A, 6.000%, 7/19/28(2)	150	152
Kingdom of Abu Dhabi 144A 2.500%, 10/11/22(2)	200	192
Kingdom of Bahrain 144A 7.000%, 10/12/28(2)	200	198
Republic of Indonesia 144A 8.500%, 10/12/35(2)	245	336
Republic of Turkey 4.875%, 10/9/26	200	171
Sultanate of Oman 144A 5.375%, 3/8/27(2)	200	194
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $1,609)		1,525

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES—17.1%

Agency—4.7%
Federal Home Loan Mortgage Corporation
Pool #G01980, 5.000%, 12/1/35	$21	$22
Pool #G08628, 4.000%, 2/1/45	281	284
Pool #G07961, 3.500%, 3/1/45	253	250
Pool #G08702, 3.500%, 4/1/46	294	290
Federal National Mortgage Association
Pool #812352, 5.000%, 4/1/20	12	12
Pool #886416, 5.000%, 8/1/21	2	2
Pool #323702, 6.000%, 5/1/29	17	19
Pool #535371, 6.500%, 5/1/30	1	1
Pool #590108, 7.000%, 7/1/31	6	7
Pool #880117, 5.500%, 4/1/36	26	28
Pool #938574, 5.500%, 9/1/36	107	116
Pool #909092, 6.000%, 9/1/37	14	16
Pool #909220, 6.000%, 8/1/38	138	151
Pool #986067, 6.000%, 8/1/38	9	10
Pool #AA7001, 5.000%, 6/1/39	382	407
Pool #931995, 5.000%, 9/1/39	100	107
Pool #931983, 5.500%, 9/1/39	244	262
Pool #AE2496, 4.500%, 9/1/40	157	163
Pool #AL3000, 3.500%, 12/1/42	220	219
Pool #AX3195, 4.000%, 9/1/44	73	74
Pool #MA2495, 3.500%, 1/1/46	110	108
Pool #AS7388, 3.500%, 6/1/46	191	188
Pool #AS8483, 3.000%, 12/1/46	334	320
Pool #AS9393, 4.000%, 4/1/47	89	90
Government National Mortgage Association Pool #443000 6.500%, 9/15/28	23	25

		3,171

Non-Agency—12.4%
American Homes 4 Rent Trust
2014-SFR2, C 144A, 4.705%, 10/17/36(2)	195	201
2015-SFR2, C 144A, 4.691%, 10/17/45(2)	125	129
2015-SFR1, A 144A, 3.467%, 4/17/52(2)	211	207
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates, 2003-AR3, M4, (1 month LIBOR – 5.850%) 3.796%, 6/25/33(1)	111	110
AMSR Trust 2016-SFR1, C 144A , (1 month LIBOR + 2.250%) 4.408%, 11/17/33(1)(2)	100	100
Angel Oak Mortgage Trust I LLC
2018-1, A1 144A, 3.258%, 4/27/48(1)(2)	124	124
2018-2, A1 144A, 3.674%, 7/27/48(1)(2)	48	48
Aventura Mall Trust 2013-AVM, C 144A 3.867%, 12/5/32(1)(2)	325	329
Banc of America Funding Trust
2004-B, 2A1, 3.835%, 11/20/34(1)	36	36
2005-1, 1A1, 5.500%, 2/25/35	63	64
Banc of America Mortgage Trust 2005-3, 1A15 5.500%, 4/25/35	47	48
Bank of America (Countrywide) Asset-Backed Certificates 2005-1, AF5A 4.989%, 7/25/35	160	164
Bank of America (Merrill Lynch – Countrywide) Home Loan Mortgage Pass-Through-Trust 2004-6, 1A2 4.155%, 5/25/34(1)	171	171
Bayview Opportunity Master Fund IVa Trust
2016-SPL1, B1 144A, 4.250%, 4/28/55(2)	160	162
2017-SPL5, B1 144A, 4.000%, 6/28/57(1)(2)	100	100

See Notes to Financial Statements

23

NEWFLEET BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Non-Agency—continued
Bayview Opportunity Master Fund IVb Trust 2016-SPL2, B1 144A 4.250%, 6/28/53(1)(2)	$100	$101
Caesars Palace Las Vegas Trust 2017-VICI, C 144A 4.138%, 10/15/34(2)	120	120
Colony Starwood Homes Trust 2016-2A, C 144A, (1 month LIBOR + 2.150%) 4.308%, 12/17/33(1)(2)	195	196
COLT Mortgage Loan Trust Funding LLC 2017-1, A3 144A, 3.074%, 5/27/47(1)(2)	42	42
2018-1, A1 144A, 2.930%, 2/25/48(1)(2)	96	95
Credit Suisse Commercial Mortgage-Backed Trust 2006-8, 3A1 6.000%, 10/25/21	36	33
Galton Funding Mortgage Trust
2017-1, A21 144A, 3.500%, 7/25/56(1)(2)	90	89
2018-1, A23 144A, 3.500%, 11/25/57(1)(2)	82	80
GMAC Mortgage Corp. Loan Trust 2004-AR1, 12A 4.212%, 6/25/34(1)	115	117
GSAA Home Equity Trust 2005-12, AF3W 4.999%, 9/25/35(1)	47	48
JPMorgan Chase (WaMu) Mortgage Pass-Through Certificates 2003-S11, 3A5 5.950%, 11/25/33	107	109
JPMorgan Chase Commercial Mortgage Securities Trust 2014-C22, A4 3.801%, 9/15/47	195	197
JPMorgan Chase Mortgage Trust
2004-A4, 2A1, 4.326%, 9/25/34(1)	124	126
2016-1, M2 144A, 3.750%, 4/25/45(1)(2)	107	105
2016-2, M2 144A, 3.750%, 12/25/45(1)(2)	144	141
2017-3, 2A2 144A, 2.500%, 8/25/47(1)(2)	121	115
2017-5, A1 144A, 3.172%, 10/26/48(1)(2)	266	264
MASTR Specialized Loan Trust 2005-3, A2 144A 5.704%, 11/25/35(2)	64	65
MetLife Securitization Trust 2017-1A, M1 144A 3.659%, 4/25/55(1)(2)	100	98
Morgan Stanley – Bank of America (Merrill Lynch) Trust
2013-C13, AS, 4.266%, 11/15/46	360	367
2015-C22, AS, 3.561%, 4/15/48	310	303
New Residential Mortgage Loan Trust
2014-1A, A 144A, 3.750%, 1/25/54(1)(2)	161	161
2015-2A, A1 144A, 3.750%, 8/25/55(1)(2)	122	122
2016-1A, A1 144A, 3.750%, 3/25/56(1)(2)	101	100
2016-4A, B1A 144A, 4.500%, 11/25/56(1)(2)	167	170
2018-1A, A1A 144A, 4.000%, 12/25/57(1)(2)	101	101
NovaStar Mortgage Funding Trust 2004-4, M5, (1 month LIBOR + 1.725%) 3.941%, 3/25/35(1)	136	137
Oak Hill Advisors Residential Loan Trust 2017-NPL2, A1 144A 3.000%, 7/25/57(2)	89	87
One Market Plaza Trust 2017-1MKT, A 144A 3.614%, 2/10/32(2)	150	149
Pretium Mortgage Credit Partners I LLC 2017-NPL5, A1 144A 3.327%, 12/30/32(1)(2)	71	71
Progress Residential Trust 2018-SFR2, B 144A 3.841%, 8/17/35(2)	100	99
Residential Asset Securitization Trust 2005-A1, A3 5.500%, 4/25/35	109	111
Sequoia Mortgage Trust 2013-8, B1 3.529%, 6/25/43(1)	104	100
Towd Point Mortgage Trust
2015-1, A2 144A, 3.250%, 10/25/53(1)(2)	150	148
2016-1, A1B 144A, 2.750%, 2/25/55(1)(2)	101	100

	PAR VALUE	VALUE

Non-Agency—continued
2015-5, A2 144A, 3.500%, 5/25/55(1)(2)	$220	$217
2017-1, M1 144A, 3.750%, 10/25/56(1)(2)	100	98
2015-2, 1M1 144A, 3.250%, 11/25/60(1)(2)	445	427
Tricon American Homes Trust 2017-SFR1, A 144A 2.716%, 9/17/34(2)	100	96
Vericrest Opportunity Loan Trust LX LLC 2017-NPL7, A1 144A 3.250%, 6/25/47(2)	45	44
Vericrest Opportunity Loan Trust LXIV LLC 2017-NP11, A1 144A 3.375%, 10/25/47(2)	172	171
Vericrest Opportunity Loan Trust LXX LLC 2018-NPL6, A1A, 144A 4.115%, 9/25/48(2)	100	100
Verus Securitization Trust
2017-2A, A1 144A, 2.485%, 7/25/47(1)(2)	144	140
2018-1, A1 144A, 2.929%, 2/25/48(1)(2)	108	107
2018-2, A1 144A, 3.677%, 6/1/58(1)(2)	164	164
Wells Fargo Commercial Mortgage Trust 2015-LC20, B 3.719%, 4/15/50	300	292

		8,316
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $11,572)		11,487

ASSET-BACKED SECURITIES—8.6%

Automobiles—5.0%
ACC Trust 2018-1, A 144A 3.700%, 12/21/20(2)	127	127
Avis Budget Rental Car Funding LLC (AESOP) 2016-1A, A 144A 2.990%, 6/20/22(2)	200	197
Capital Auto Receivables Asset Trust 2017-1, C 144A 2.700%, 9/20/22(2)	185	182
CarMax Auto Owner Trust 2015-2, C 2.390%, 3/15/21	235	234
Centre Point Funding LLC 2012-2A, 1 144A 2.610%, 8/20/21(2)	132	130
Drive Auto Receivables Trust
2015-DA, C 144A, 3.380%, 11/15/21(2)	70	71
2017-2, C, 2.750%, 9/15/23	220	219
DT Auto Owner Trust 2016-4A, C 144A 2.740%, 10/17/22(2)	189	189
Exeter Automobile Receivables Trust 2015-2A, C 144A, 3.900%, 3/15/21(2)	255	256
2018-3A, C 144A, 3.710%, 6/15/23(2)	205	204
Flagship Credit Auto Trust 2017-3, C 144A 2.910%, 9/15/23(2)	220	216
Foursight Capital Automobile Receivables Trust 2017-1, B 144A 3.050%, 12/15/22(2)	175	173
GLS Auto Receivables Trust 2017-1A, B 144A 2.980%, 12/15/21(2)	220	218
Hyundai Auto Lease Securitization Trust 2018-A, A2A 144A 2.550%, 8/17/20(2)	180	180
OneMain Direct Auto Receivables Trust 2017-2A, C 144A 2.820%, 7/15/24(2)	185	182
Prestige Auto Receivables Trust 2017-1A, C 144A 2.810%, 1/17/23(2)	220	216
Tesla Auto Lease Trust 2018-A, A 144A 2.320%, 12/20/19(2)	125	125
Westlake Automobile Receivables Trust 2017-2A, C 144A 2.590%, 12/15/22(2)	220	218

		3,337

See Notes to Financial Statements

24

NEWFLEET BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Other—3.2%
Aqua Finance Trust 2017-A, A 144A 3.720%, 11/15/35(2)	$172	$168
AXIS Equipment Finance Receivables IV LLC 2018-1A, A2 144A 3.240%, 12/20/23(2)	180	179
DB Master Finance LLC 2017-1A, A2I 144A 3.629%, 11/20/47(2)	184	179
Dell Equipment Finance Trust 2017-2, A3 144A 2.190%, 10/24/22(2)	170	168
Diamond Resorts Owner Trust 2017-1A, A 144A 3.270%, 10/22/29(2)	107	106
Drug Royalty II LP 2 2014-1, A2 144A 3.484%, 7/15/23(2)	58	58
Mariner Finance Issuance Trust 2017-AA, A 144A 3.620%, 2/20/29(2)	185	185
MVW Owner Trust 2017-1A, A 144A 2.420%, 12/20/34(2)	173	168
OneMain Financial Issuance Trust 2018-1A, A 144A 3.300%, 3/14/29(2)	180	179
Prosper Marketplace Issuance Trust
2017-2A, B 144A, 3.480%, 9/15/23(2)	185	185
2018-1A, A 144A, 3.110%, 6/17/24(2)	115	115
SoFi Consumer Loan Program LLC 2017-1, A 144A 3.280%, 1/26/26(2)	98	98
Taco Bell Funding LLC 2016-1A, A21 144A 3.832%, 5/25/46(2)	177	177
TGIF Funding LLC 2017-1A, A2 144A 6.202%, 4/30/47(2)	180	181

		2,146

Student Loans—0.4%
Laurel Road Prime Student Loan Trust 2017-B, A2FX 144A 2.770%, 8/25/42(2)	219	213
SoFi Professional Loan Program LLC 2015-A, A2 144A 2.420%, 3/25/30(2)	37	37

		250
TOTAL ASSET-BACKED SECURITIES (Identified Cost $5,787)		5,733

CORPORATE BONDS AND NOTES—48.5%

Consumer Discretionary—4.9%
Beazer Homes USA, Inc. 6.750%, 3/15/25	125	116
Bunge Ltd. Finance Corp. 4.350%, 3/15/24	135	134
Charter Communications Operating LLC 4.908%, 7/23/25	185	188
Delta Merger Sub, Inc. 144A 6.000%, 9/15/26(2)	45	46
Discovery Communications LLC 3.950%, 3/20/28	175	166
DISH DBS Corp. 5.875%, 7/15/22	140	137
Dollar General Corp. 4.125%, 5/1/28	214	211
Dollar Tree, Inc. 4.000%, 5/15/25	100	98
frontdoor, Inc. 144A 6.750%, 8/15/26(2)	85	87
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(2)	60	63

	PAR VALUE	VALUE

Consumer Discretionary—continued
General Motors Financial Co., Inc. 3.450%, 4/10/22	$30	$29
GLP Capital LP 5.750%, 6/1/28	195	201
Graham Holdings Co. 144A 5.750%, 6/1/26(2)	150	154
Horton (D.R.), Inc. 4.750%, 2/15/23	220	225
Lear Corp. 3.800%, 9/15/27	220	204
Lennar Corp. 5.250%, 6/1/26	135	134
Marriott Ownership Resorts, Inc. 144A 6.500%, 9/15/26(2)	75	77
MDC Holdings, Inc. 5.500%, 1/15/24	160	160
Meredith Corp. 144A 6.875%, 2/1/26(2)(8)	135	138
PulteGroup, Inc. 6.375%, 5/15/33	120	115
QVC, Inc. 4.375%, 3/15/23	265	262
Tenneco, Inc. 5.000%, 7/15/26	145	129
TRI Pointe Group, Inc. 5.875%, 6/15/24	100	99
William Lyon Homes, Inc. 6.000%, 9/1/23	130	125

		3,298

Consumer Staples—2.1%
Anheuser-Busch InBev Finance, Inc. 3.650%, 2/1/26	185	180
Anheuser-Busch InBev Worldwide, Inc. 4.000%, 4/13/28	105	103
Bacardi Ltd. 144A 4.700%, 5/15/28(2)	170	169
CVS Health Corp.
2.875%, 6/1/26	255	234
4.300%, 3/25/28	158	156
Flowers Foods, Inc. 4.375%, 4/1/22	275	280
Kraft Heinz Foods Co. (The) 3.000%, 6/1/26	180	164
Safeway, Inc. 7.250%, 2/1/31(8)	105	100

		1,386

Energy—4.6%
Andeavor Logistics LP 4.250%, 12/1/27	185	181
Bristow Group, Inc. 144A 8.750%, 3/1/23(2)(8)	65	64
Cheniere Energy Partners LP 144A 5.625%, 10/1/26(2)	70	71
Crestwood Midstream Partners LP 5.750%, 4/1/25	115	117
Enbridge Energy Partners LP
4.375%, 10/15/20	30	30
5.875%, 10/15/25	145	160
Energy Transfer Partners LP 4.200%, 4/15/27	185	179

See Notes to Financial Statements

25

NEWFLEET BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Energy—continued
EP Energy LLC 144A 8.000%, 11/29/24(2)	$70	$71
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	115	118
HollyFrontier Corp. 5.875%, 4/1/26	190	202
Jagged Peak Energy LLC 144A 5.875%, 5/1/26(2)	125	124
Kinder Morgan Energy Partners LP 7.500%, 11/15/40	245	304
MPLX LP 4.875%, 12/1/24	255	265
NuStar Logistics LP 5.625%, 4/28/27	150	148
Range Resources Corp. 4.875%, 5/15/25	130	123
Sabine Pass Liquefaction LLC
6.250%, 3/15/22	140	150
4.200%, 3/15/28	35	34
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(3)	200	216
Sunoco LP 144A 5.500%, 2/15/26(2)	170	164
Transocean Guardian Ltd. 144A 5.875%, 1/15/24(2)	50	50
USA Compression Partners LP 144A 6.875%, 4/1/26(2)	135	139
Valero Energy Partners LP 4.500%, 3/15/28	175	172

		3,082

Financials—16.7%
AerCap Ireland Capital Ltd. 3.950%, 2/1/22	200	199
Allstate Corp. (The) Series B 5.750%, 8/15/53(4)	180	185
Apollo Management Holdings LP 144A 4.000%, 5/30/24(2)	190	189
Ares Capital Corp.
3.500%, 2/10/23	75	72
4.250%, 3/1/25	145	139
Ares Finance Co., LLC 144A 4.000%, 10/8/24(2)	270	255
Athene Holding Ltd. 4.125%, 1/12/28	175	163
Aviation Capital Group LLC 144A 3.500%, 11/1/27(2)	195	178
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 5.125%, 1/18/33(2)	200	182
Banco de Credito e Inversiones 144A 3.500%, 10/12/27(2)	300	274
Banco Santander Chile 144A 3.875%, 9/20/22(2)	215	215
Bank of America Corp.
3.004%, 12/20/23	255	247
4.200%, 8/26/24	338	339
Bank of Montreal 3.803%, 12/15/32	303	283
BrightSphere Investment Group plc 4.800%, 7/27/26	200	194
Brookfield Finance LLC 4.000%, 4/1/24	232	231

	PAR VALUE	VALUE

Financials—continued
Capital One Financial Corp.
4.200%, 10/29/25	$180	$176
3.750%, 7/28/26	200	187
Citigroup, Inc.
(3 month LIBOR + 1.250%) 3.646%, 7/1/26	310	313
3.200%, 10/21/26	131	122
Compass Bank 3.875%, 4/10/25	250	240
FS Investment Corp.
4.250%, 1/15/20	165	165
4.750%, 5/15/22	40	40
Goldman Sachs Group, Inc. (The) 5.750%, 1/24/22	500	532
Guanay Finance Ltd. 144A 6.000%, 12/15/20(2)	198	199
ICAHN Enterprises LP 6.375%, 12/15/25	130	130
Jefferies Financial Group, Inc. 5.500%, 10/18/23	150	155
Jefferies Group LLC
6.875%, 4/15/21	22	24
5.125%, 1/20/23	34	35
4.850%, 1/15/27	100	98
JPMorgan Chase & Co. 3.300%, 4/1/26	365	350
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(2)	215	237
Liberty Mutual Group, Inc. 144A 4.250%, 6/15/23(2)	245	248
Macquarie Group Ltd. 144A 6.250%, 1/14/21(2)	210	221
Manulife Financial Corp. 4.150%, 3/4/26	215	217
Morgan Stanley
4.100%, 5/22/23	155	156
3.125%, 7/27/26	365	340
6.375%, 7/24/42	435	542
Navient Corp.
7.250%, 9/25/23	40	42
6.750%, 6/25/25	135	136
Prudential Financial, Inc.
5.875%, 9/15/42	75	79
5.625%, 6/15/43(4)	160	167
S&P Global, Inc. 4.000%, 6/15/25	195	195
Santander Holdings USA, Inc.
3.700%, 3/28/22	185	182
4.400%, 7/13/27	70	67
SBA Tower Trust 144A 2.877%, 7/10/46(2)	320	315
Societe Generale S.A. 144A 4.750%, 11/24/25(2)	200	198
Springleaf Finance Corp. 6.875%, 3/15/25	100	100
Synchrony Financial 3.950%, 12/1/27	170	154
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)	160	159
Toronto-Dominion Bank (The) 3.625%, 9/15/31	240	225
Trinity Acquisition plc
3.500%, 9/15/21	15	15
4.400%, 3/15/26	80	80

See Notes to Financial Statements

26

NEWFLEET BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Financials—continued
UBS AG 7.625%, 8/17/22	$500	$557
Wells Fargo & Co.
3.550%, 9/29/25	145	141
Series S, 5.900%, 12/29/49	255	259

		11,143

Health Care—4.2%
Abbott Laboratories 3.750%, 11/30/26	285	284
AbbVie, Inc.
2.850%, 5/14/23	135	130
3.600%, 5/14/25	65	63
3.200%, 5/14/26	110	102
Allergan Sales LLC 144A 4.875%, 2/15/21(2)	75	77
AmerisourceBergen Corp. 3.450%, 12/15/27	145	135
Anthem, Inc.
3.650%, 12/1/27	50	48
4.101%, 3/1/28	185	182
Bausch Health Cos., Inc.
144A, 7.500%, 7/15/21(2)	25	25
144A, 6.500%, 3/15/22(2)	10	10
144A, 7.000%, 3/15/24(2)	15	16
144A, 5.500%, 11/1/25(2)	65	65
Becton Dickinson & Co.
(3 month LIBOR + 0.875%) 3.209%, 12/29/20	60	60
3.261%, 6/6/24	38	37
3.700%, 6/6/27	125	120
Cardinal Health, Inc.
3.200%, 3/15/23	130	126
3.410%, 6/15/27	75	69
Centene Corp. 144A 5.375%, 6/1/26(2)	30	31
Elanco Animal Health, Inc. 144A 4.900%, 8/28/28(2)	39	40
Envision Healthcare Corp. 144A 6.250%, 12/1/24(2)	35	38
Fresenius U.S. Finance II, Inc. 144A 4.500%, 1/15/23(2)	35	36
Halfmoon Parent, Inc.
144A, 4.125%, 11/15/25(2)	7	7
144A, 4.375%, 10/15/28(2)	153	152
HCA, Inc. 5.375%, 2/1/25	145	148
HLF Financing S.a.r.l. LLC 144A 7.250%, 8/15/26(2)	95	97
Mylan NV 3.950%, 6/15/26	145	137
Shire Acquisitions Investments Ireland DAC 2.400%, 9/23/21	80	77
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(2)	110	115
Teva Pharmaceutical Finance Netherlands III BV 3.150%, 10/1/26	75	62
Zimmer Biomet Holdings, Inc.
(3 month LIBOR + 0.750%) 3.089%, 3/19/21	220	220
3.550%, 4/1/25	140	134

		2,843

	PAR VALUE	VALUE
Industrials—2.0%
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(2)	$200	$190
CNH Industrial N.V.
4.500%, 8/15/23	153	155
3.850%, 11/15/27	98	93
Masco Corp.
5.950%, 3/15/22	84	90
4.450%, 4/1/25	55	55
Oshkosh Corp. 4.600%, 5/15/28	226	224
Owens Corning 3.400%, 8/15/26	200	183
Penske Truck Leasing Co., LP 144A 4.125%, 8/1/23(2)	170	170
Pitney Bowes, Inc. 4.375%, 5/15/22	176	163

		1,323

Information Technology—2.0%
Arrow Electronics, Inc. 3.875%, 1/12/28	185	172
Broadcom Corp.
3.000%, 1/15/22	80	78
3.625%, 1/15/24	145	141
CDK Global, Inc. 5.875%, 6/15/26	135	139
Citrix Systems, Inc. 4.500%, 12/1/27	170	164
Dell International LLC
144A, 6.020%, 6/15/26(2)	40	43
144A, 8.100%, 7/15/36(2)	85	102
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	120	123
Verisk Analytics, Inc. 4.000%, 6/15/25	190	188
VMware, Inc.
2.950%, 8/21/22	94	90
3.900%, 8/21/27	100	94

		1,334

Materials—4.0%
Anglo American Capital plc 144A 4.000%, 9/11/27(2)	200	184
ArcelorMittal 6.125%, 6/1/25	220	239
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(2)(4)	200	219
CRH America Finance, Inc. 144A 3.400%, 5/9/27(2)	200	186
CRH America, Inc. 144A 3.875%, 5/18/25(2)	35	34
Glencore Funding LLC 144A 4.000%, 3/27/27(2)	185	174
GTL Trade Finance, Inc. 144A 5.893%, 4/29/24(2)	150	152
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(2)	375	375
NewMarket Corp. 4.100%, 12/15/22	288	288
NOVA Chemicals Corp.
144A, 4.875%, 6/1/24(2)	65	63
144A, 5.000%, 5/1/25(2)	95	90

See Notes to Financial Statements

27

NEWFLEET BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Materials—continued
Rusal Capital Designated Activity Co. 144A 5.125%, 2/2/22(2)	$200	$130
Schweitzer-Mauduit International, Inc. 144A 6.875%, 10/1/26(2)	50	51
Syngenta Finance N.V. 144A 4.441%, 4/24/23(2)	200	199
United States Steel Corp. 6.250%, 3/15/26	130	129
Vulcan Materials Co. 3.900%, 4/1/27	185	176

		2,689

Real Estate—4.3%
Alexandria Real Estate Equities, Inc. 3.950%, 1/15/27	120	116
Brixmor Operating Partnership LP 3.875%, 8/15/22	55	55
Corporate Office Properties LP 3.600%, 5/15/23	265	256
EPR Properties 4.750%, 12/15/26	245	240
Greystar Student Housing Growth & Income OP LP 4.600%, 12/1/24	205	219
Healthcare Realty Trust, Inc. 3.875%, 5/1/25	125	121
Healthcare Trust of America Holdings LP 3.750%, 7/1/27	190	179
Hospitality Properties Trust 4.950%, 2/15/27	220	215
Kilroy Realty LP 4.375%, 10/1/25	190	189
LifeStorage LP
3.500%, 7/1/26	195	181
3.875%, 12/15/27	75	71
MPT Operating Partnership LP
6.375%, 3/1/24	15	16
5.500%, 5/1/24	85	86
5.000%, 10/15/27	80	77
Physicians Realty LP 3.950%, 1/15/28	200	187
Retail Opportunity Investments Partnership LP 4.000%, 12/15/24	155	145
Select Income REIT 4.500%, 2/1/25	190	182
Welltower, Inc. 4.000%, 6/1/25	200	197
WP Carey, Inc. 4.600%, 4/1/24	160	161

		2,893

Telecommunication Services—1.5%
AT&T, Inc. 144A 4.100%, 2/15/28(2)	449	435
Frontier Communications Corp.
7.625%, 4/15/24	130	84
144A, 8.500%, 4/1/26(2)	70	66
Telenet Finance Luxembourg Notes S.a.r.l. 144A 5.500%, 3/1/28(2)	200	188
Verizon Communications, Inc.
(3 month LIBOR + 1.100%) 3.414%, 5/15/25	70	71
4.125%, 3/16/27	180	180

		1,024

	PAR VALUE	VALUE
Utilities—2.2%
Duke Energy Corp. 2.650%, 9/1/26	$205	$185
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(2)	200	192
Exelon Corp. 3.497%, 6/1/22	255	251
FirstEnergy Transmission LLC 144A 4.350%, 1/15/25(2)	210	212
PSEG Power LLC 3.850%, 6/1/23	56	56
Southern Power Co. 4.150%, 12/1/25	230	227
State Grid Overseas Investment 2014 Ltd. 144A 4.125%, 5/7/24(2)	200	202
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(2)	110	102
Vistra Operations Co., LLC 144A 5.500%, 9/1/26(2)	25	25

		1,452
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $33,027)		32,467

LEVERAGED LOANS(1)—6.8%

Aerospace—0.1%
TransDigm, Inc. Tranche E, (1 month LIBOR + 2.500%) 4.742%, 5/30/25	60	60

Consumer Durables—0.1%
Fluidra, S.A., (1 month LIBOR + 2.250%) 4.492%, 7/2/25	35	35
Global Appliance, Inc. Tranche B, (1 month LIBOR + 4.000%) 6.250%, 9/29/24	59	57

		92

Consumer Non-Durables—0.2%
Herbalife Nutrition Ltd. Tranche B, (1 month LIBOR + 3.250%) 5.492%, 8/18/25	20	20
Kronos Acquisition Intermediate, Inc., (1 month LIBOR + 4.000%) 6.242%, 5/15/23	133	132

		152

Energy—0.1%
Lotus Midstream LLC Tranche B, (3 month LIBOR + 3.250%) 0.000%, 9/26/25(6)	20	20
Moda Ingleside Energy Center LLC, (3 month LIBOR + 3.250%) 0.000%, 9/29/25(6)	10	10

		30

Financial—0.2%
Financial & Risk US Holdings, Inc., (3 month LIBOR + 3.750%) 0.000%, 10/1/25(6)	115	115
Franklin Square Holdings LP, (1 month LIBOR + 2.500%) 4.625%, 8/1/25	25	25
Genworth Holdings, Inc., (1 month LIBOR + 4.500%) 6.648%, 3/7/23	5	5

		145

See Notes to Financial Statements

28

NEWFLEET BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Food and Drug—0.2%
Albertson’s LLC Tranche B-4, (1 month LIBOR + 2.750%) 4.992%, 8/25/21	$101	$102

Food/Tobacco—0.2%
Aramark Intermediate HoldCo Corp. Tranche B-3, (3 month LIBOR + 1.750%) 4.084%, 3/11/25	70	70
CHG PPC Parent LLC First Lien, (1 month LIBOR + 2.750%) 4.992%, 3/31/25	70	70
H-Food Holdings, LLC, (1 month LIBOR + 3.000%) 5.242%, 5/23/25	20	20

		160

Gaming/Leisure—1.2%
Aristocrat Leisure Ltd. Tranche B-3, (3 month LIBOR + 1.750%) 4.098%, 10/19/24	135	135
Gateway Casinos & Entertainment Ltd., (3 month LIBOR + 3.000%) 5.386%, 12/1/23	20	20
GVC Holdings plc Tranche B-2, (1 month LIBOR + 2.500%) 4.742%, 3/29/24	95	95
Playa Resorts Holding B.V., (1 month LIBOR + 2.750%) 4.990%, 4/29/24	94	93
Scientific Games International, Inc. Tranche B-5, (2 month LIBOR + 2.750%) 5.034%, 8/14/24	104	104
Seminole Tribe of Florida 2018 Replacement, Tranche B, (1 month LIBOR + 1.750%) 3.992%, 7/8/24	119	119
Station Casinos LLC Tranche B, (1 month LIBOR + 2.500%) 4.750%, 6/8/23	83	84
Wyndham Hotels & Resorts, Inc. Tranche B, (1 month LIBOR + 1.750%) 3.992%, 5/30/25	170	170

		820

Healthcare—0.8%
Bausch Health Cos., Inc., (1 month LIBOR + 3.000%) 5.104%, 6/2/25	20	20
CCS-CMGC Holdings, Inc., (3 month LIBOR + 5.500%) 0.000%, 9/25/25(6)	95	95
CHG Healthcare Services, Inc. First Lien, (3 month LIBOR + 3.000%) 5.306%, 6/7/23	120	120
Envision Healthcare Corp., (3 month LIBOR + 3.750%) 0.000%, 10/10/25(6)	139	138
Iqvia, Inc. Tranche B-3, (3 month LIBOR + 1.750%) 4.136%, 6/11/25	130	130
Quorum Health Corp., (1 month LIBOR + 6.750%) 8.992%, 4/29/22	52	53

		556

Housing—0.5%
American Builders & Contractors Supply Co., Inc. Tranche B-2, (1 month LIBOR + 2.000%) 4.242%, 10/31/23	174	173
Capital Automotive LP Tranche B-2, (1 month LIBOR + 2.500%) 4.750%, 3/25/24	163	163

		336

	PAR VALUE	VALUE
Information Technology—0.9%
BMC Software Finance, Inc., (3 month LIBOR + 4.250%) 0.000%, 10/2/25(6)	$135	$136
Kronos, Inc. First Lien, (3 month LIBOR + 3.000%) 5.343%, 11/1/23	104	105
Rackspace Hosting, Inc. Tranche B, (3 month LIBOR + 3.000%) 5.348%, 11/3/23	162	160
Renaissance Holding Corp. First Lien, (1 month LIBOR + 3.250%) 5.492%, 5/30/25	30	30
SS&C Technologies Holdings, Inc.
Tranche B-3, (1 month LIBOR + 2.250%) 4.492%, 4/16/25	122	122
Tranche B-4, (1 month LIBOR + 2.250%) 4.492%, 4/16/25	47	47

		600

Manufacturing—0.1%
Accudyne Industries Borrower S.C.A., (1 month LIBOR + 3.000%) 5.242%, 8/18/24	77	77
Altra Industrial Motion Corp., (3 month LIBOR + 2.000%) 0.000%, 10/1/25(6)	15	15

		92

Media/Telecom – Cable/Wireless Video—0.4%
Altice US Finance I Corp. 2017 Refinancing, (1 month LIBOR + 2.250%) 4.492%, 7/28/25	139	139
Telenet Financing USD LLC, (1 month LIBOR + 2.250%) 4.408%, 8/15/26	105	105

		244

Media/Telecom – Diversified Media—0.2%
Crown Finance US, Inc., (1 month LIBOR + 2.500%) 4.742%, 2/28/25	154	154

Media Telecom – Telecommunications—0.3%
CenturyLink, Inc. Tranche B, (1 month LIBOR + 2.750%) 4.992%, 1/31/25	174	173

Media/Telecom – Wireless Communications—0.1%
Digicel International Finance Ltd. Tranche B, (3 month LIBOR + 3.250%) 5.570%, 5/27/24	10	9
SBA Senior Finance II LLC, (1 month LIBOR + 2.000%) 4.250%, 4/11/25	80	80

		89

Metals/Minerals—0.2%
Covia Holdings Corp., (1 month LIBOR + 3.750%) 6.136%, 6/1/25	105	99

Service—0.3%
Red Ventures LLC First Lien, (1 month LIBOR + 4.000%) 6.242%, 11/8/24	115	116
TKC Holdings, Inc. First Lien, (1 month LIBOR + 3.750%) 6.000%, 2/1/23	79	79

		195

See Notes to Financial Statements

29

NEWFLEET BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE		VALUE
Transportation – Automotive—0.2%
Navistar, Inc. Tranche B, (1 month LIBOR + 3.500%) 5.640%, 11/6/24	$95		$95

Utility—0.5%
Brookfield WEC Holdings, Inc. (Westinghouse Electric Co., LLC) First Lien, (1 month LIBOR + 3.750%) 5.992%, 8/1/25	100		101
NRG Energy, Inc., (3 month LIBOR + 1.750%) 4.136%, 6/30/23	108		108
Vistra Operations Co., LLC
(1 month LIBOR + 2.000%) 4.242%, 8/4/23	69		69
(1 month LIBOR + 2.000%) 4.181%, 12/31/25	80		80

			358
TOTAL LEVERAGED LOANS (Identified Cost $4,555)			4,552

	SHARES
PREFERRED STOCKS—3.0%

Financials—2.0%
Bank of New York Mellon Corp. (The) Series E, 4.950%	150	(5)	153
Huntington Bancshares, Inc. Series E, 5.700%	145	(5)	144
JPMorgan Chase & Co. Series Z, 5.300%	225	(5)	230
KeyCorp Series D, 5.000%	140	(5)	137
M&T Bank Corp. Series F, 5.125%	195	(5)	196
MetLife, Inc. Series D, 5.875%	78	(5)	80
PNC Financial Services Group, Inc. (The)
Series R, 4.850%	215	(5)	215
Series S, 5.000%	195	(5)	194

			1,349

Industrials—1.0%
General Electric Co. Series D, 5.000%	686	(5)	669
TOTAL PREFERRED STOCKS (Identified Cost $2,000)			2,018
AFFILIATED MUTUAL FUND—1.7%
Virtus Newfleet Credit Opportunities Fund Class R6(7)	117,904		1,140
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $1,179)			1,140
TOTAL LONG-TERM INVESTMENTS—99.2%
(Identified Cost $67,425)			66,389

SECURITIES LENDING COLLATERAL—0.4%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(7)(9)	307,593		308
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $308)			308
TOTAL INVESTMENTS—99.6% (Identified Cost $67,733)			66,697
Other assets and liabilities, net—0.4%			240

NET ASSETS—100.0%			$66,937

Abbreviations:

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

Footnote Legend:

(1)

Variable rate security. Rate disclosed is as of September 30, 2018. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $21,017 or 31.4% of net assets.

(3)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(4)	Interest payments may be deferred.
(5)	Value shown as par value.
(6)	This loan will settle after September 30, 2018, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(7)	Shares of this fund are publicly offered, and its prospectus and annual reports are publicly available.
(8)	All or a portion of security is on loan.
(9)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States (includes securities lending collateral)	86%
Canada	2
Chile	2
Australia	1
Netherlands	1
Switzerland	1
United Kingdom	1
Other	6
Total	100%
† % of total investments as of September 30, 2018.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

30

NEWFLEET BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Asset-Backed Securities	$5,733	$—	$5,733
Corporate Bonds and Notes	32,467	—	32,467
Foreign Government Securities	1,525	—	1,525
Leveraged Loans	4,552	—	4,552
Mortgage-Backed Securities	11,487	—	11,487
Municipal Bonds	3,012	—	3,012
U.S. Government Securities	4,455	—	4,455
Equity Securities:
Preferred Stocks	2,018	—	2,018
Affiliated Mutual Fund	1,140	1,140	—
Securities Lending Collateral	308	308	—

Total Investments	$66,697	$1,448	$65,249

There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held as of September 30, 2018.

See Notes to Financial Statements

31

NEWFLEET CA TAX-EXEMPT BOND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
MUNICIPAL TAX-EXEMPT BONDS(1)—96.7%

Electric Revenue—5.2%
Northern California Power Agency, Hydroelectric Project No.1, 5.000%, 7/1/32	$200	$219
Roseville Natural Gas Financing Authority,
5.000%, 2/15/24	450	497
5.000%, 2/15/27	210	237
Sacramento Municipal Utility District, 5.000%, 8/15/29	150	169
Southern California Public Power Authority, Windy Point Project, 5.000%, 7/1/28	125	132

		1,254

General Obligation—15.1%
Cajon Valley Union School District, 5.000%, 8/1/31	250	284
California, State of,
(AMBAC Insured), 5.000%, 2/1/27	290	345
5.000%, 9/1/32	300	324
6.000%, 4/1/38	165	168
4.000%, 10/1/39	100	105
Gilroy Unified School District, 4.000%, 8/1/41	250	256
Grossmont Healthcare District, 5.000%, 7/15/25	400	468
Long Beach Community College District, 5.000%, 5/1/32	225	256
Los Alamitos Unified School District, School Facilities Improvement District No. 1, 5.250%, 8/1/39	100	112
Midpeninsula Regional Open Space District, 4.000%, 9/1/36	100	106
Mountain View Los Altos Union High School District 4.000%, 8/1/34	70	75
Oakland Unified School District, (AGM Insured) 5.000%, 8/1/24	200	232
Ross Valley School District, 5.000%, 8/1/37	350	382
San Diego Unified School District, (AGM Insured) 5.500%, 7/1/25	225	272
Temple City Unified School District, 4.000%, 8/1/33	250	263

		3,648

General Revenue—7.8%
California Infrastructure & Economic Development Bank
5.000%, 10/1/23	200	229
5.000%, 10/1/33	500	584
California State Municipal Finance Authority, Bowles Hall Foundation 4.000%, 6/1/22	100	105
Golden State Tobacco Securitization Corp.,
Tobacco Settlement Revenue,5.000%, 6/1/29	350	387
Tobacco Settlement Revenue, 5.000%, 6/1/47	200	205
Midpeninsula Regional Open Space District, Promissory Notes 5.000%, 9/1/23	145	165
San Diego Unified Port District 5.000%, 9/1/28	200	222

		1,897

	PAR VALUE	VALUE
Healthcare Revenue—11.2%
California State Health Facilities Financing Authority,
El Camino Hospital, 5.000%, 2/1/26	$100	$114
Cedars-Sinai Medical Center, 5.000%, 11/15/31	260	300
Cedars-Sinai Medical Center, 5.000%, 8/15/34	300	344
Sutter Health, 5.000%, 11/15/35	125	141
Providence St. Joseph Health, 4.000%, 10/1/36	50	51
Sutter Health, 5.000%, 8/15/43	135	150
Lucille Salter Packard Children’s Hospital at Stanford, 5.000%, 8/15/43	100	109
Sutter Health, 5.000%, 11/15/46	100	111
Lucille Salter Packard Children’s Hospital at Stanford, 4.000%, 11/15/47	250	253
California State Municipal Finance Authority,
Community Medical Centers, 5.000%, 2/1/27	100	112
Community Medical Centers, 5.000%, 2/1/47	150	163
California Statewide Communities Development Authority,
Loma Linda University Medical Center, 5.000%, 12/1/30(2)	100	110
John Muir Health Center, 5.000%, 8/15/41	100	111
Cottage Health System, 5.000%, 11/1/43	250	272
Loma Linda University Medical Center, 5.250%, 12/1/56(2)	100	106
Regents of The University of California Medical Center Pooled Revenue 4.500%, 5/15/36	250	267

		2,714

Higher Education Revenue—6.0%
California Municipal Finance Authority, University of La Verne, 5.000%, 6/1/43	60	66
California State University
5.000%, 11/1/32	125	145
5.000%, 11/1/41	300	336
California Statewide Communities Development Authority, The Culinary Institute of America 5.000%, 7/1/46	250	269
University of California,
General Revenue, 5.000%, 5/15/23	100	114
Limited Projects Revenue, 5.000%, 5/15/23	225	255
General Revenue, 4.000%, 5/15/48	250	257

		1,442

Lease Revenue—5.3%
California State Public Works Board, Department of Corrections 4.000%, 12/1/33	150	158
Municipal Improvement Corp. of Los Angeles Real Property 5.000%, 11/1/36	150	171

See Notes to Financial Statements

32

NEWFLEET CA TAX-EXEMPT BOND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Lease Revenue—continued
San Diego Regional Building Authority, County Operations Center 5.000%, 10/15/35	$335	$381
Ventura County Public Financing Authority, 5.000%, 11/1/25	250	278
West Hollywood Public Financing Authority, West Hollywood Park Phase II 5.000%, 4/1/34	260	299

		1,287

Pre-Refunded—15.9%
California State Health Facilities Financing Authority,
Providence Health & Services (Pre-refunded 10/1/18 @100), 6.500%, 10/1/38	5	5
Providence Health & Services (Pre-refunded 10/1/18 @100), 6.500%, 10/1/38	195	195
California State Infrastructure & Economic Development Bank,
Bay Area Toll Bridges (AMBAC Insured) (Pre-refunded 1/1/28 @ 100), 5.000%, 7/1/36	175	211
Bay Area Toll Bridges (AMBAC Insured) (Pre-refunded 7/1/26 @100), 5.125%, 7/1/37	530	635
California State of, (Pre-refunded 4/1/19 @ 100) 6.000%, 4/1/38	85	87
California State Public Works Board,
Department of General Services, Buildings 8&9 (Pre-refunded 4/1/19 @100), 6.125%, 4/1/29	500	511
Capital Projects (Pre-refunded 10/1/19 @100), 5.750%, 10/1/30	550	572
Los Alamitos Unified School District, School Facilities Improvement District No. 1, (Pre-refunded 8/1/23 @ 100) 5.250%, 8/1/39	150	172
Northern California Power Agency, (AMBAC Insured) (Pre-refunded 7/1/21 @ 100) 7.500%, 7/1/23	150	166
Riverside County Single Family Mortgage, (Escrowed to Maturity) (GNMA Collateralized) 7.800%, 5/1/21	1,140	1,300

		3,854

Special Tax Revenue—3.2%
Chula Vista Municipal Financing Authority, 5.000%, 9/1/27	200	226
San Diego County Regional Transportation Commission, Sales Tax Revenue 5.000%, 4/1/36	150	172
San Dieguito School Facilities Financing Authority, Special Tax Revenue, 5.000%, 3/1/37	90	103
Tustin Unified School District, Community Facilities District No. 97-1 (BAM Insured) 5.000%, 9/1/33	250	279

		780

Tax Allocation Revenue—15.5%
Fontana Redevelopment Agency Successor Agency 5.000%, 10/1/32	200	234
Garden Grove Agency for Community Development Successor Agency, Garden Grove Community Project (BAM Insured) 5.000%, 10/1/29	350	403

	PAR VALUE	VALUE

Tax Allocation Revenue—continued
Lafayette Redevelopment Agency Successor Agency, Lafayette Redevelopment Project (AGM Insured) 5.000%, 8/1/38	$250	$278
Lancaster Redevelopment Agency Successor Agency, Combined Redevelopment Project Areas (AGM Insured) 5.000%, 8/1/33	70	79
Los Angeles County Redevelopment Refunding Authority, Long Beach Project, 5.000%, 8/1/34	215	242
Menlo Park Community Development Agency Successor Agency, Las Pulgas Community Development Project (AGM Insured) 5.000%, 10/1/29	100	115
Milpitas Redevelopment Agency Successor Agency Redevelopment Project Area No.1, 5.000%, 9/1/30	300	341
Palm Desert Redevelopment Agency Successor Agency (BAM Insured), 5.000%, 10/1/28	125	148
Palmdale Community Redevelopment Agency Successor Agency, Subordinate Lien (NATL Insured) 5.000%, 9/1/34	300	342
Rancho Cucamonga Redevelopment Agency Successor Agency, Rancho Redevelopment Project Area (NATL Insured) 4.000%, 9/1/34	200	208
Sacramento Redevelopment Agency Successor Agency
(BAM Insured), 5.000%, 12/1/33	75	85
(BAM Insured), 5.000%, 12/1/34	75	85
San Marcos Redevelopment Agency Successor Agency, 5.000%, 10/1/33	300	341
San Mateo Redevelopment Agency Successor Agency, 5.000%, 8/1/30	250	280
Union City Redevelopment Agency Successor Agency, Union City Redevelopment Project, 5.000%, 10/1/36	215	240
Westminster Redevelopment Agency Successor Agency,
(BAM Insured), 4.000%, 11/1/34	75	78
(BAM Insured), 4.000%, 11/1/36	250	257

		3,756

Transportation Revenue—6.8%
Bay Area Toll Authority, San Francisco Bay Area Toll Bridge, Senior Lien 1.375%, 4/1/53(3)	150	149
Los Angeles Department of Airports, Los Angeles International Airport, Subordinate Lien 5.000%, 5/15/32	210	238
Los Angeles Harbor Department, 5.000%, 8/1/35	235	264
Sacramento County Airport System, Senior Lien, 5.000%, 7/1/39	100	112
San Diego County Regional Airport Authority, 5.000%, 7/1/40	400	419
San Francisco City & County Airport Commission, San Francisco International Airport, 5.000%, 5/1/43	150	163
San Francisco Municipal Transportation Agency,
5.000%, 3/1/31	125	139
5.000%, 3/1/33	150	168

		1,652

See Notes to Financial Statements

33

NEWFLEET CA TAX-EXEMPT BOND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Water & Sewer Revenue—4.7%
California State Municipal Finance Authority, San Bernardino Municipal Water Department Project (BAM Insured) 5.000%, 8/1/41	$250	$276
East Bay Municipal Utility District Water System Revenue 5.000%, 6/1/42	250	286
Los Angeles Department of Water & Power, 5.000%, 7/1/35	295	331
Ross Valley Public Financing Authority, Sanitary District No.1 (AGM Insured) 5.000%, 10/1/33	225	251

		1,144
TOTAL MUNICIPAL TAX-EXEMPT BONDS (Identified Cost $23,109)		23,428
TOTAL LONG-TERM INVESTMENTS—96.7%
(Identified Cost $23,109)		23,428
TOTAL INVESTMENTS—96.7% (Identified Cost $23,109)		23,428
Other assets and liabilities, net—3.3%		810

NET ASSETS—100.0%		$24,238

Abbreviations:

AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Municipal Insured
GNMA	Government National Mortgage Association (“Ginnie Mae”)
NATL	National Public Finance Guarantee Corp.

Footnote Legend:

(1)

At September 30, 2018, the concentration of the Fund’s investments by state or territory determined as a percentage of net assets is as follows: California 100%. At September 30, 2018, 26.54% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. None of the insurers’ concentration exceeds 10% of the Fund’s net assets.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $216 or 0.9% of net assets.

(3)

Variable or step coupon security. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 2 Significant Observable Inputs
Debt Securities:
Municipal Tax-Exempt Bonds	$23,428	$23,428

Total Investments	$23,428	$23,428

There were no securities valued using quoted prices (Level 1) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held as of September 30, 2018.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

34

NEWFLEET HIGH YIELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
U.S. GOVERNMENT SECURITIES—0.7%
U.S. Treasury Note 0.000%, 3/28/19	$500	$494
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $495)		494

MORTGAGE-BACKED SECURITIES—1.0%

Non-Agency—1.0%
BBCMS Mortgage Trust 2018-TALL, A 144A , (1 month LIBOR + 0.722%) 2.880%, 3/15/37(1)(2)	650	649
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $650)		649

ASSET-BACKED SECURITIES—1.5%

Automobiles—0.3%
CarNow Auto Receivables Trust 2016-1A, D 144A 7.340%, 11/15/21(2)	215	216

Other—1.2%
SoFi Consumer Loan Program Trust 2018-3, A1 144A 3.200%, 8/25/27(2)	602	602
TGIF Funding LLC 2017-1A, A2 144A 6.202%, 4/30/47(2)	176	176

		778
TOTAL ASSET-BACKED SECURITIES (Identified Cost $992)		994

CORPORATE BONDS AND NOTES—76.2%

Consumer Discretionary—19.6%
Altice France S.A. 144A 7.375%, 5/1/26(2)	340	340
Altice US Finance I Corp. 144A 5.375%, 7/15/23(2)	210	212
American Greetings Corp. 144A 8.750%, 4/15/25(2)	205	195
Beazer Homes USA, Inc.
6.750%, 3/15/25	95	88
5.875%, 10/15/27	250	212
Boyd Gaming Corp. 6.375%, 4/1/26	255	262
6.000%, 8/15/26	80	81
Boyne USA, Inc. 144A 7.250%, 5/1/25(2)	155	164
Cablevision Systems Corp. 5.875%, 9/15/22	150	153
Caesars Resort Collection LLC 144A 5.250%, 10/15/25(2)	325	310
CCO Holdings LLC 144A 5.125%, 5/1/27(2)	350	332
Cequel Communications Holdings I LLC 144A 7.500%, 4/1/28(2)	200	209
Clear Channel Worldwide Holdings, Inc.
Series A, 7.625%, 3/15/20	150	150
Series B, 7.625%, 3/15/20	660	662
CSC Holdings LLC 144A 5.500%, 4/15/27(2)	135	131
Delta Merger Sub, Inc. 144A 6.000%, 9/15/26(2)	125	127
Diamond Resorts International, Inc. 144A 10.750%, 9/1/24(2)	250	245

	PAR VALUE	VALUE

Consumer Discretionary—continued
DISH DBS Corp. 5.000%, 3/15/23	$510	$463
7.750%, 7/1/26	160	152
Downstream Development Authority of The Quapaw Tribe of Oklahoma 144A 10.500%, 2/15/23(2)	115	118
frontdoor, Inc. 144A 6.750%, 8/15/26(2)	45	46
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(2)	315	332
GLP Capital LP 5.250%, 6/1/25	235	239
5.750%, 6/1/28	115	118
Golden Nugget, Inc. 144A 6.750%, 10/15/24(2)	225	228
Graham Holdings Co. 144A 5.750%, 6/1/26(2)	245	251
Hilton Domestic Operating Co., Inc. 144A 5.125%, 5/1/26(2)	335	333
iHeartCommunications, Inc. 9.000%, 12/15/19(9)	290	218
International Game Technology plc
144A, 6.250%, 2/15/22(2)	200	207
144A, 6.250%, 1/15/27(2)	200	203
Laureate Education, Inc. 144A 8.250%, 5/1/25(2)	160	171
Lennar Corp. 5.250%, 6/1/26	265	263
4.750%, 11/29/27	165	159
Live Nation Entertainment, Inc. 144A 5.625%, 3/15/26(2)	290	293
M/I Homes, Inc. 5.625%, 8/1/25	205	193
Marriott Ownership Resorts, Inc. 144A 6.500%, 9/15/26(2)	360	369
McGraw-Hill Global Education Holdings LLC 144A 7.875%, 5/15/24(2)(17)	295	264
MDC Holdings, Inc. 5.500%, 1/15/24	325	324
Meredith Corp. 144A 6.875%, 2/1/26(2)(17)	330	338
MGM Growth Properties Operating Partnership LP 5.625%, 5/1/24	65	67
4.500%, 1/15/28	120	110
MGM Resorts International 5.750%, 6/15/25	325	326
Neiman Marcus Group Ltd. 144A 8.000%, 10/15/21(2)	400	263
PetSmart, Inc. 144A 7.125%, 3/15/23(2)	115	83
Pinnacle Entertainment, Inc. 5.625%, 5/1/24	190	201
PulteGroup, Inc. 5.500%, 3/1/26	200	199
Scientific Games International, Inc. 6.625%, 5/15/21	205	204
144A, 5.000%, 10/15/25(2)	250	237
ServiceMaster Co., LLC (The) 144A 5.125%, 11/15/24(2)	180	178
Sinclair Television Group, Inc. 144A 5.125%, 2/15/27(2)	200	184
Sonic Automotive, Inc. 6.125%, 3/15/27	200	187

See Notes to Financial Statements

35

NEWFLEET HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Consumer Discretionary—continued
Tenneco, Inc. 5.000%, 7/15/26	$240	$213
TRI Pointe Group, Inc. 5.875%, 6/15/24	345	342
Under Armour, Inc. 3.250%, 6/15/26	165	146
Univision Communications, Inc. 144A 5.125%, 5/15/23(2)	135	129
Viking Cruises Ltd. 144A 5.875%, 9/15/27(2)	285	278
Vista Outdoor, Inc. 5.875%, 10/1/23	185	181
Weekley Homes LLC 6.625%, 8/15/25	255	243
William Lyon Homes, Inc. 6.000%, 9/1/23	200	193
Wolverine World Wide, Inc. 144A 5.000%, 9/1/26(2)	250	245

		13,364

Consumer Staples—3.2%
Albertsons’s Cos LLC 5.750%, 3/15/25	195	175
Cumberland Farms, Inc. 144A 6.750%, 5/1/25(2)	315	323
Dole Food Co., Inc. 144A 7.250%, 6/15/25(2)	325	317
Kronos Acquisition Holdings, Inc. 144A 9.000%, 8/15/23(2)	245	231
Matterhorn Merger Sub LLC 144A 8.500%, 6/1/26(2)	180	175
Post Holdings, Inc.
144A, 5.500%, 3/1/25(2)	65	64
144A, 5.000%, 8/15/26(2)	305	288
144A, 5.625%, 1/15/28(2)	25	24
Prestige Brands, Inc. 144A 6.375%, 3/1/24(2)(17)	330	334
Revlon Consumer Products Corp. 6.250%, 8/1/24(17)	100	61
Safeway, Inc. 7.250%, 2/1/31(17)	215	205

		2,197

Energy—10.7%
Alta Mesa Holdings LP 7.875%, 12/15/24	215	204
American Midstream Partners LP 144A 8.500%, 12/15/21(2)	175	175
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(2)	165	169
Bristow Group, Inc. 144A 8.750%, 3/1/23(2)(17)	220	215
California Resources Corp.
144A, 8.000%, 12/15/22(2)(17)	204	195
6.000%, 11/15/24	16	14
Callon Petroleum Co. 6.125%, 10/1/24	200	204
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	210	214
Cheniere Corpus Christi Holdings LLC 5.875%, 3/31/25	295	310
Cheniere Energy Partners LP 144A 5.625%, 10/1/26(2)	160	161

	PAR VALUE	VALUE

Energy—continued
Chesapeake Energy Corp. 8.000%, 6/15/27(17)	$435	$443
Citgo Holding, Inc. 144A 10.750%, 2/15/20(2)	235	249
Continental Resources, Inc. 4.500%, 4/15/23	145	148
CrownRock LP 144A 5.625%, 10/15/25(2)	260	254
Denbury Resources, Inc.
144A, 9.250%, 3/31/22(2)	178	192
144A, 7.500%, 2/15/24(2)	130	134
Energy Transfer Equity LP 5.875%, 1/15/24	200	211
EP Energy LLC
144A, 9.375%, 5/1/24(2)	70	58
144A, 8.000%, 11/29/24(2)	105	106
144A, 8.000%, 2/15/25(2)	80	61
144A, 7.750%, 5/15/26(2)	160	164
Geopark Ltd. 144A 6.500%, 9/21/24(2)	215	216
Jagged Peak Energy LLC 144A 5.875%, 5/1/26(2)	225	224
Nabors Industries, Inc. 144A 5.750%, 2/1/25(2)	165	158
NuStar Logistics LP 5.625%, 4/28/27	155	153
Oasis Petroleum, Inc. 6.875%, 1/15/23	195	198
Range Resources Corp. 5.000%, 3/15/23	25	25
4.875%, 5/15/25(17)	215	203
Rowan Cos., Inc. 5.400%, 12/1/42	265	197
Sanchez Energy Corp. 144A 7.250%, 2/15/23(2)(17)	115	113
Seven Generations Energy Ltd. 144A 5.375%, 9/30/25(2)	215	209
Sunoco LP
144A, 4.875%, 1/15/23(2)	135	134
144A, 5.500%, 2/15/26(2)	155	150
144A, 5.875%, 3/15/28(2)	55	53
Targa Resources Partners LP 144A 5.875%, 4/15/26(2)	350	361
Transocean, Inc.
144A, 7.500%, 1/15/26(2)	65	67
6.800%, 3/15/38	300	260
USA Compression Partners LP 144A 6.875%, 4/1/26(2)	310	320
Vine Oil & Gas LP 144A 8.750%, 4/15/23(2)	205	200
Weatherford International Ltd. 8.250%, 6/15/23	190	180

		7,302

Financials—5.8%
Acrisure LLC 144A 7.000%, 11/15/25(2)	240	224
Ally Financial, Inc. 5.750%, 11/20/25	235	243
ICAHN Enterprises LP
5.875%, 2/1/22	295	299
6.375%, 12/15/25	175	176

See Notes to Financial Statements

36

NEWFLEET HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Financials—continued
ING Groep N.V. 6.000%(4)(6)	$200	$199
iStar, Inc.
6.000%, 4/1/22	170	171
5.250%, 9/15/22	335	330
Ladder Capital Finance Holdings LLP
144A, 5.875%, 8/1/21(2)	265	269
144A, 5.250%, 3/15/22(2)	80	80
Nationstar Mortgage LLC 6.500%, 7/1/21	250	250
Navient Corp.
6.500%, 6/15/22	273	284
7.250%, 9/25/23	60	64
6.750%, 6/25/25	190	191
Springleaf Finance Corp.
6.125%, 5/15/22	335	344
6.875%, 3/15/25	200	200
7.125%, 3/15/26	85	85
Tempo Acquisition LLC 144A 6.750%, 6/1/25(2)	345	335
Voya Financial, Inc. 5.650%, 5/15/53	205	207

		3,951

Health Care—9.6%
Avantor, Inc.
144A, 6.000%, 10/1/24(2)	130	132
144A, 9.000%, 10/1/25(2)	380	392
Bausch Health Cos., Inc.
144A, 5.500%, 11/1/25(2)	350	349
144A, 9.000%, 12/15/25(2)	70	75
144A, 9.250%, 4/1/26(2)	135	146
144A, 8.500%, 1/31/27(2)	600	630
Centene Corp. 144A 5.375%, 6/1/26(2)	60	62
Change Healthcare Holdings LLC 144A 5.750%, 3/1/25(2)	85	84
Charles River Laboratories International, Inc. 144A 5.500%, 4/1/26(2)	195	198
Concordia International Corp. 8.000%, 9/6/24	41	40
DaVita, Inc. 5.125%, 7/15/24	100	97
5.000%, 5/1/25	100	96
DJO Finco, Inc. 144A 8.125%, 6/15/21(2)	255	260
Eagle Holding Co. II, LLC PIK Interest Capitalization, 144A 7.625%, 5/15/22(2)(5)	295	299
Elanco Animal Health, Inc. 144A, 3.912%, 8/27/21(2)	21	21
144A, 4.272%, 8/28/23(2)	52	52
Endo Finance LLC 144A 5.375%, 1/15/23(2)	250	220
Envision Healthcare Corp. 144A 6.250%, 12/1/24(2)	70	75
HCA, Inc.
5.375%, 2/1/25	330	337
5.250%, 6/15/26	165	170
HLF Financing S.a.r.l. LLC 144A 7.250%, 8/15/26(2)	245	249
Mallinckrodt International Finance S.A. 144A 5.625%, 10/15/23(2)	110	97
MPH Acquisition Holdings LLC 144A 7.125%, 6/1/24(2)	225	234

	PAR VALUE	VALUE

Health Care—continued
One Call Corp. 144A 10.000%, 10/1/24(2)	$40	$33
Ortho-Clinical Diagnostics, Inc. 144A 6.625%, 5/15/22(2)	210	205
Polaris Intermediate Corp. PIK Interest Capitalization, 144A 8.500%, 12/1/22(2)(5)	105	108
Sotera Health Holdings LLC 144A 6.500%, 5/15/23(2)	325	335
Surgery Center Holdings, Inc.
144A, 8.875%, 4/15/21(2)	200	208
144A, 6.750%, 7/1/25(2)	55	53
Tenet Healthcare Corp.
6.000%, 10/1/20	230	237
8.125%, 4/1/22	85	90
5.125%, 5/1/25	110	108
7.000%, 8/1/25(17)	380	376
Teva Pharmaceutical Finance Netherlands III BV 3.150%, 10/1/26	115	96
Wellcare Health Plans, Inc. 5.250%, 4/1/25	135	137
West Street Merger Sub, Inc. 144A 6.375%, 9/1/25(2)	220	208

		6,509

Industrials—4.5%
Bombardier, Inc.
144A, 6.125%, 1/15/23(2)	195	196
144A, 7.500%, 12/1/24(2)	155	164
Compass Group Diversified Holdings LLC 144A 8.000%, 5/1/26(2)	150	155
Fortress Transportation & Infrastructure Investors LLC 144A 6.500%, 10/1/25(2)	130	129
Garda World Security Corp. 144A 8.750%, 5/15/25(2)	285	279
Hillman Group, Inc. (The) 144A 6.375%, 7/15/22(2)	100	90
Hulk Finance Corp. 144A 7.000%, 6/1/26(2)	165	159
Navistar International Corp. 144A 6.625%, 11/1/25(2)	285	296
New Enterprise Stone & Lime Co., Inc. 144A 10.125%, 4/1/22(2)	130	139
Titan Acquisition Ltd. 144A 7.750%, 4/15/26(2)	210	182
Topaz Marine S.A. 144A 9.125%, 7/26/22(2)	360	369
TransDigm, Inc.
6.000%, 7/15/22	105	107
6.500%, 7/15/24	95	97
6.500%, 5/15/25	230	234
Vertiv Intermediate Holding Corp. PIK Interest Capitalization, 144A 12.000%, 2/15/22(2)(5)	220	225
Wrangler Buyer Corp. 144A 6.000%, 10/1/25(2)	242	235

		3,056

Information Technology—3.0%
Banff Merger Sub, Inc. 144A 9.750%, 9/1/26(2)	170	172
CDK Global, Inc. 5.875%, 6/15/26	260	268

See Notes to Financial Statements

37

NEWFLEET HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Information Technology—continued
Everi Payments, Inc. 144A 7.500%, 12/15/25(2)	$65	$66
Exela Intermediate LLC 144A 10.000%, 7/15/23(2)	220	235
First Data Corp.
144A, 5.000%, 1/15/24(2)	105	106
144A, 5.750%, 1/15/24(2)	450	456
Infor US, Inc. 6.500%, 5/15/22	200	203
Radiate Holdco LLC
144A, 6.875%, 2/15/23(2)	55	53
144A, 6.625%, 2/15/25(2)	165	154
VeriSign, Inc. 4.750%, 7/15/27	140	136
ViaSat, Inc. 144A 5.625%, 9/15/25(2)	215	203

		2,052

Materials—9.6%
Alpha 3 BV 144A 6.250%, 2/1/25(2)	280	279
ArcelorMittal 6.125%, 6/1/25	200	217
ARD Securities Finance S.a.r.l. PIK Interest Capitalization, 144A 8.750%, 1/31/23(2)(5)	293	293
Ardagh Packaging Finance plc
144A, 7.250%, 5/15/24(2)	345	361
144A, 6.000%, 2/15/25(2)	200	196
BWAY Holding Co.
144A, 5.500%, 4/15/24(2)	75	74
144A, 7.250%, 4/15/25(2)	190	185
Calumet Specialty Products Partners LP 7.625%, 1/15/22	160	160
Cascades, Inc.
144A, 5.500%, 7/15/22(2)	140	141
144A, 5.750%, 7/15/23(2)	115	115
Cornerstone Chemical Co. 144A 6.750%, 8/15/24(2)	200	200
CPG Merger Sub LLC 144A 8.000%, 10/1/21(2)	265	268
FMG Resources August 2006 Pty Ltd. 144A 5.125%, 3/15/23(2)	265	262
Hexion, Inc.
6.625%, 4/15/20	75	71
144A, 10.375%, 2/1/22(2)	75	73
144A, 13.750%, 2/1/22(2)	190	165
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(2)	315	310
Ingevity Corp. 144A 4.500%, 2/1/26(2)	365	348
James Hardie International Finance DAC
144A, 4.750%, 1/15/25(2)	200	194
144A, 5.000%, 1/15/28(2)	200	189
Kraton Polymers LLC 144A 7.000%, 4/15/25(2)	280	288
LSB Industries, Inc. 144A 9.625%, 5/1/23(2)	195	204
Mercer International, Inc. 5.500%, 1/15/26	80	78
NOVA Chemicals Corp.
144A, 4.875%, 6/1/24(2)	90	87
144A, 5.000%, 5/1/25(2)	165	157

	PAR VALUE	VALUE

Materials—continued
Owens-Brockway Glass Container, Inc. 144A 6.375%, 8/15/25(2)	$180	$185
Platform Specialty Products Corp. 144A 5.875%, 12/1/25(2)	290	286
Reynolds Group Issuer, Inc. RegS 7.000%, 7/15/24(3)	125	127
Schweitzer-Mauduit International, Inc. 144A 6.875%, 10/1/26(2)	190	194
Teck Resources Ltd. 6.125%, 10/1/35	150	158
Trident Merger Sub, Inc. 144A 6.625%, 11/1/25(2)	265	251
United States Steel Corp. 6.250%, 3/15/26	235	233
Vedanta Resources plc 144A 6.375%, 7/30/22(2)	200	192

		6,541

Real Estate—0.8%
ESH Hospitality, Inc. 144A 5.250%, 5/1/25(2)	170	165
MPT Operating Partnership LP
6.375%, 3/1/24	65	68
5.000%, 10/15/27	130	126
Uniti Group, Inc. 144A 7.125%, 12/15/24(2)	185	169

		528

Telecommunication Services—6.6%
Altice Luxembourg S.A. 144A 7.625%, 2/15/25(2)(17)	300	272
CenturyLink, Inc. Series Y 7.500%, 4/1/24(17)	175	187
Cincinnati Bell, Inc. 144A 7.000%, 7/15/24(2)	210	193
Frontier Communications Corp.
8.500%, 4/15/20	396	400
7.625%, 4/15/24	315	203
144A, 8.500%, 4/1/26(2)	100	94
Level 3 Financing, Inc.
5.375%, 1/15/24	245	245
5.250%, 3/15/26	135	133
Sprint Capital Corp. 6.875%, 11/15/28	250	251
Sprint Communications, Inc. 6.000%, 11/15/22	235	240
Sprint Corp. 7.875%, 9/15/23	450	485
T-Mobile USA, Inc.
0.000%, 1/15/24(10)	275	—
6.500%, 1/15/24	275	286
4.500%, 2/1/26	275	262
Telenet Finance Luxembourg Notes S.a.r.l. 144A 5.500%, 3/1/28(2)	400	376
Virgin Media Finance plc 144A 6.000%, 10/15/24(2)	250	250
West Corp. 144A 8.500%, 10/15/25(2)	200	183
Windstream Services LLC
144A, 10.500%, 6/30/24(2)	70	60
144A, 8.625%, 10/31/25(2)	101	97

See Notes to Financial Statements

38

NEWFLEET HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Telecommunication Services—continued
Zayo Group LLC
6.000%, 4/1/23	$180	$185
6.375%, 5/15/25	70	73
144A, 5.750%, 1/15/27(2)	35	35

		4,510

Utilities—2.8%
AmeriGas Partners LP 5.500%, 5/20/25	105	103
Calpine Corp. 5.375%, 1/15/23(17)	350	329
Ferrellgas Partners LP 8.625%, 6/15/20	140	133
NRG Energy, Inc.
7.250%, 5/15/26	185	201
144A, 5.750%, 1/15/28(2)(17)	55	56
Suburban Propane Partners LP 5.500%, 6/1/24	145	143
TerraForm Power Operating LLC
144A, 4.250%, 1/31/23(2)	175	171
144A, 5.000%, 1/31/28(2)	240	223
Texas Competitive Electric Holdings Co. 144A 0.000%, 10/1/20(2)(10)	500	—	(11)
Vistra Energy Corp. 7.375%, 11/1/22	425	442
Vistra Operations Co., LLC 144A 5.500%, 9/1/26(2)	60	61

		1,862
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $52,050)		51,872

LEVERAGED LOANS(1)—11.5%

Chemicals—0.3%
New Arclin U.S. Holding Corp. First Lien, (3 month LIBOR + 3.500%) 5.886%, 2/14/24	58	59
Omnova Solutions, Inc. Tranche B-2, (1 month LIBOR + 3.250%) 5.492%, 8/25/23	167	167

		226

Consumer Durables—0.2%
Global Appliance, Inc. Tranche B, (1 month LIBOR + 4.000%) 6.250%, 9/29/24	144	138

Consumer Non-Durables—1.0%
American Greetings Corp., (1 month LIBOR + 4.500%) 6.742%, 4/6/24	95	95
Diamond (BC) B.V., (1 month LIBOR + 3.000%) 5.242%, 9/6/24	139	136
Herbalife Nutrition Ltd. Tranche B, (1 month LIBOR + 3.250%) 5.492%, 8/18/25	30	30
Kronos Acquisition Intermediate, Inc., (1 month LIBOR + 4.000%) 6.242%, 5/15/23	128	127
Parfums Holdings Co., Inc. First Lien, (2 month LIBOR + 4.250%) 6.529%, 6/30/24	252	253
Revlon Consumer Products Corp. Tranche B, (3 month LIBOR + 3.500%) 5.813%, 9/7/23	99	76

		717

	PAR VALUE	VALUE
Energy—0.6%
California Resources Corp.
(1 month LIBOR + 10.375%) 12.617%, 12/31/21	$155	$172
(1 month LIBOR + 4.750%) 6.962%, 12/31/22	55	56
Traverse Midstream Partners LLC, (3 month LIBOR + 4.000%) 6.600%, 9/27/24	200	201

		429

Financial—0.9%
Asurion LLC Tranche B-2, (1 month LIBOR + 6.500%) 8.742%, 8/4/25	278	286
Financial & Risk US Holdings, Inc., (3 month LIBOR + 3.750%) 0.000%, 10/1/25(7)	165	165
Genworth Holdings, Inc., (1 month LIBOR + 4.500%) 6.648%, 3/7/23	10	10
Navistar Financial Corp., (1 month LIBOR + 3.750%) 6.000%, 7/30/25	150	150

		611

Food and Drug—0.3%
Albertson’s LLC Tranche B-4, (1 month LIBOR + 2.750%) 4.992%, 8/25/21	190	190

Food/Tobacco—0.3%
Chobani LLC First Lien, (1 month LIBOR + 3.500%) 5.742%, 10/10/23	78	76
Milk Specialties Co., (1 month LIBOR + 4.000%) 6.242%, 8/16/23	146	146

		222

Forest Prod/Containers—0.5%
Klockner Pentaplast of America, Inc., (1 month LIBOR + 4.250%) 6.492%, 6/30/22	351	341

Gaming/Leisure—0.4%
Gateway Casinos & Entertainment Ltd., (3 month LIBOR + 3.000%) 5.386%, 12/1/23	45	45
Scientific Games International, Inc. Tranche B-5, (2 month LIBOR + 2.750%) 5.034%, 8/14/24	10	10
UFC Holdings LLC First Lien, (1 month LIBOR + 3.250%) 5.500%, 8/18/23	192	193

		248

Healthcare—1.1%
21st Century Oncology, Inc. Tranche B, (3 month LIBOR + 6.125%) 8.465%, 1/16/23	156	147
Auris LuxCo Tranche B, (3 month LIBOR + 3.750%) 0.000%, 7/24/25(7)	25	25
CCS-CMGC Holdings, Inc., (3 month LIBOR + 5.500%) 0.000%, 9/25/25(7)	115	115
Envision Healthcare Corp., (3 month LIBOR + 3.750%) 0.000%, 10/10/25(7)	287	285
Immucor, Inc. Tranche B-3, (3 month LIBOR + 5.000%) 7.386%, 6/15/21	20	20
Prospect Medical Holdings, Inc. Tranche B-1, (1 month LIBOR + 5.500%) 7.625%, 2/22/24	85	86
Quorum Health Corp., (1 month LIBOR + 6.750%) 8.992%, 4/29/22	56	57

		735

See Notes to Financial Statements

39

NEWFLEET HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Housing—0.6%
84 Lumber Co. Tranche B-1, (1 month LIBOR + 5.250%) 7.466%, 10/25/23	$131	$132
Capital Automotive LP Tranche B, (1 month LIBOR + 6.000%) 8.250%, 3/24/25	108	110
CPG International LLC, (3 month LIBOR + 3.750%) 6.251%, 5/5/24	148	149

		391

Information Technology—1.1%
BMC Software Finance, Inc., (3 month LIBOR + 4.250%) 0.000%, 10/2/25(7)	200	202
Intralinks, Inc. First Lien, (1 month LIBOR + 4.000%) 6.250%, 11/14/24	135	135
Kronos, Inc. Second Lien, (3 month LIBOR + 8.250%) 10.593%, 11/1/24	78	79
Presidio Holdings, Inc. Tranche B, (3 month LIBOR + 2.750%) 5.086%, 2/2/24	107	107
Rackspace Hosting, Inc. Tranche B, (3 month LIBOR + 3.000%) 5.348%, 11/3/23	98	97
Sorenson Communications LLC First Lien, (3 month LIBOR + 5.750%) 8.140%, 4/30/20	109	109

		729

Manufacturing—0.1%
Accudyne Industries Borrower S.C.A., (1 month LIBOR + 3.000%) 5.242%, 8/18/24	27	27
Filtration Group Corp., (1 month LIBOR + 3.000%) 5.242%, 3/29/25	40	40

		67

Media/Telecom – Telecommunications—0.4%
CenturyLink, Inc. Tranche B, (1 month LIBOR + 2.750%) 4.992%, 1/31/25	164	163
Securus Technologies Holdings, Inc. Second Lien, (1 month LIBOR + 8.250%) 10.492%, 11/1/25	100	100

		263

Media/Telecom - Wireless Communications—0.2%
Sprint Communications, Inc., (1 month LIBOR + 2.500%) 4.750%, 2/2/24	113	113

Metals/Minerals—0.7%
Contura Energy, Inc., (2 month LIBOR + 5.000%) 7.300%, 3/18/24	178	178
Covia Holdings Corp., (1 month LIBOR + 3.750%) 6.136%, 6/1/25	200	188
Graftech International Ltd., (1 month LIBOR + 3.500%) 5.742%, 2/12/25	138	139

		505

Service—1.6%
Crossmark Holdings, Inc. Second Lien, (3 month LIBOR + 7.500%) 9.886%, 12/21/20	190	16
Laureate Education, Inc., (1 month LIBOR + 3.500%) 5.742%, 4/26/24	130	130
One Call Corp. First Lien, (1 month LIBOR + 5.250%) 7.384%, 11/27/22	157	149

	PAR VALUE		VALUE

Service—continued
PI UK Holdco II Ltd. Tranche B-1, (1 month LIBOR + 3.500%) 5.742%, 1/3/25	$244		$243
Red Ventures LLC First Lien, (1 month LIBOR + 4.000%) 6.242%, 11/8/24	147		149
Sedgwick Claims Management Services, Inc. Second Lien, (1 month LIBOR + 5.750%) 0.000%, 2/28/22(7)	255		256
TKC Holdings, Inc. First Lien, (1 month LIBOR + 3.750%) 6.000%, 2/1/23	158		158

			1,101

Transportation – Automotive—0.1%
Deck Chassis Acquisition, Inc. Second Lien, (1 month LIBOR + 6.000%) 8.242%, 6/15/23(15)	35		35

Utility—1.1%
APLP Holdings LP, (1 month LIBOR + 3.000%) 5.242%, 4/13/23	158		158
Brookfield WEC Holdings, Inc. (Westinghouse Electric Co., LLC)
First Lien, (1 month LIBOR + 3.750%) 5.992%, 8/1/25	80		81
Second Lien, (1 month LIBOR + 6.750%) 8.992%, 8/3/26	175		178
Lightstone Holdco LLC
Tranche B, (1 month LIBOR + 3.750%) 5.992%, 1/30/24	92		91
Tranche C, (1 month LIBOR + 3.750%) 5.992%, 1/30/24	5		5
Talen Energy Supply LLC, (1 month LIBOR + 4.000%) 6.242%, 4/15/24	108		108
Vistra Operations Co., LLC, (1 month LIBOR + 2.000%) 4.242%, 8/4/23	135		136

			757
TOTAL LEVERAGED LOANS (Identified Cost $7,984)			7,818

	SHARES

PREFERRED STOCKS—1.6%

Financials—1.6%
Citigroup, Inc. Series T, 6.250%	190	(8)	198
Goldman Sachs Group, Inc. (The) Series L, 5.700%	215	(8)	217
Huntington Bancshares, Inc. Series E, 5.700%	275	(8)	273
JPMorgan Chase & Co. Series V, 5.000%	145	(8)	146
KeyCorp Series D, 5.000%	250	(8)	245
TOTAL PREFERRED STOCKS (Identified Cost $1,078)			1,079

COMMON STOCKS—0.2%

Energy—0.1%
Frontera Energy Corp.(12)	1,088		15
Sabine Oil & Gas LLC(12)(15)	157		10

			25

See Notes to Financial Statements

40

NEWFLEET HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE

Materials—0.1%
Platform Specialty Products Corp.(12)	7,500	$93
TOTAL COMMON STOCKS (Identified Cost $120)		118

EXCHANGE-TRADED FUND(14)—3.9%
iShares iBoxx High Yield Corporate Bond Index Fund(17)	15,303	1,323
SPDR Bloomberg Barclays Short-Term High Yield Bond Index Fund	49,435	1,364
TOTAL EXCHANGE-TRADED FUND (Identified Cost $2,680)		2,687

RIGHTS—0.0%

Utilities—0.0%
Vistra Energy Corp.(15)	8,563	6
TOTAL RIGHTS (Identified Cost $7)		6

WARRANTS—0.0%

Energy—0.0%
Sabine Oil & Gas LLC(12)(15)	89	1
Sabine Oil & Gas LLC(12)(15)	501	3
TOTAL WARRANTS (Identified Cost $4)		4
TOTAL LONG-TERM INVESTMENTS—96.6%
(Identified Cost $66,060)		65,721	(13)

SHORT-TERM INVESTMENT—2.6%

Money Market Mutual Fund(14)—2.6%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)	1,795,543	1,796
TOTAL SHORT-TERM INVESTMENT (Identified Cost $1,796)		1,796

SECURITIES LENDING COLLATERAL—7.0%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(14)(16)	4,759,309	4,759
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $4,759)		4,759
TOTAL INVESTMENTS—106.2% (Identified Cost $72,615)		72,276
Other assets and liabilities, net—(6.2)%		(4,206)

NET ASSETS—100.0%		$68,070

Abbreviations:

LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind Security
SPDR	S&P Depositary Receipt

Footnote Legend:

(1)

Variable rate security. Rate disclosed is as of September 30, 2018. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $32,350 or 47.5% of net assets.

(3)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(4)	Interest payments may be deferred.
(5)	100% of the income received was in cash.
(6)	No contractual maturity date.
(7)	This loan will settle after September 30, 2018, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(8)	Value shown as par value.
(9)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(10)

Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

(11)	Amount is less than $500.
(12)	Non-income producing.
(13)	All or a portion of the Fund’s assets have been segregated for delayed delivery securities.
(14)	Shares of this fund are publicly offered, and its prospectus and annual reports are publicly available.
(15)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located at the end of the Schedule of Investments.

(16)	Represents security purchased with cash collateral received for securities on loan.
(17)	All or a portion of security is on loan.

Country Weightings (Unaudited)†
United States (includes short-term investment and securities lending collateral)	86%
Canada	5
Luxembourg	3
United Kingdom	2
Bermuda	1
Ireland	1
Netherlands	1
Other	1
Total	100%
† % of total investments as of September 30, 2018.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

41

NEWFLEET HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$994	$—	$994	$—
Corporate Bonds and Notes	51,872	—	51,872	—	(1)
Leveraged Loans	7,818	—	7,783	35
Mortgage-Backed Securities	649	—	649	—
U.S. Government Obligations	494	—	494	—
Equity Securities:
Common Stocks	118	108	—	10
Exchange-Traded Fund	2,687	2,687	—	—
Preferred Stocks	1,079	—	1,079	—
Rights	6	—	—	6
Warrants	4	—	—	4
Securities Lending Collateral	4,759	4,759	—	—
Short-Term Investment	1,796	1,796	—	—

Total Investments	$72,276	$9,350	$62,871	$55

There were no transfers into or out of Level 3 related to securities held as of September 30, 2018.

Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

Management has determined that the amount of Level 3 securities compared to total net assets is de minimis; therefore, the rollforward of Level 3 securities and assumptions are not shown for the year ended September 30, 2018.

See Notes to Financial Statements

42

NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
U.S. GOVERNMENT SECURITIES—4.7%
U.S. Treasury Note 1.750%, 10/31/18	$17,150	$17,145
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $17,146)		17,145

MUNICIPAL BONDS—0.1%

Illinois—0.1%
State of Illinois Build America Taxable 5.547%, 4/1/19	190	192
TOTAL MUNICIPAL BONDS (Identified Cost $192)		192

FOREIGN GOVERNMENT SECURITIES—0.6%
Argentine Republic
5.625%, 1/26/22	523	472
4.625%, 1/11/23	440	371
Republic of South Africa 4.665%, 1/17/24	325	317
Sultanate of Oman 144A 4.125%, 1/17/23(2)	935	911
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $2,248)		2,071

MORTGAGE-BACKED SECURITIES—30.7%

Agency—1.9%
Federal National Mortgage Association
Pool #AD6058, 4.000%, 8/1/25	48	49
Pool #AO5149, 3.000%, 6/1/27	182	181
Pool #AL7532, 3.000%, 11/1/27	627	623
Pool #AS5730, 3.000%, 9/1/30	1,199	1,189
Pool #AS5927, 3.000%, 10/1/30	552	547
Pool #AZ4794, 3.000%, 10/1/30	3,825	3,791
Pool #MA0908, 4.000%, 11/1/31	292	297
Pool #AC3654, 5.000%, 10/1/39	200	213
Pool #AD3841, 4.500%, 4/1/40	81	84
Federal National Mortgage Association REMIC 1997-70, PE (P.O.) 0.000%, 4/25/22	2	2
Government National Mortgage Association
Pool #345039, 7.000%, 9/15/23	5	5
Pool #780023, 7.000%, 9/15/24	4	4
Pool #407660, 7.000%, 7/15/25	9	9

		6,994

Non-Agency—28.8%
Access Point Funding I LLC 2017-A, A 144A 3.060%, 4/15/29(2)	291	289
American Homes 4 Rent Trust 2015-SFR1, A 144A 3.467%, 4/17/52(2)	188	184
Ameriquest Mortgage Securities, Inc. 2003-10, AF6 5.210%, 11/25/33	67	69
AMSR Trust
2016-SFR1, A 144A, (1 month LIBOR + 1.400%) 3.558%, 11/17/33(1)(2)	498	498
2016-SFR1, C 144A, (1 month LIBOR + 2.250%) 4.408%, 11/17/33(1)(2)	1,068	1,069
Angel Oak Mortgage Trust I LLC
2018-1, A1 144A, 3.258%, 4/27/48(1)(2)	908	908
2018-2, A1 144A, 3.674%, 7/27/48(1)(2)	345	345
2018-3, A1 144A, 3.649%, 9/25/48(1)(2)	1,788	1,790

	PAR VALUE	VALUE

Non-Agency—continued
Angel Oak Mortgage Trust LLC 2017-3, A1 144A 2.708%, 11/25/47(1)(2)	$401	$398
Arroyo Mortgage Trust 2018-1, A1 144A 3.763%, 4/25/48(1)(2)	1,346	1,347
Asset-Backed Funding Certificates 2005-AQ1, A6 4.780%, 1/25/35	37	38
Aventura Mall Trust
2013-AVM, A 144A, 3.867%, 12/5/32(1)(2)	1,721	1,744
2013-AVM, C 144A, 3.867%, 12/5/32(1)(2)	1,130	1,145
Banc of America Funding Trust
2004-B, 2A1, 3.835%, 11/20/34(1)	24	24
2005-1, 1A1, 5.500%, 2/25/35	108	108
2006-2, 3A1, 6.000%, 3/25/36	24	24
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust
2004-22CB, 1A1, 6.000%, 10/25/34	260	267
2004-24CB, 1A1, 6.000%, 11/25/34	175	176
Bank of America (Merrill Lynch) Investors Trust 2004-A4, A1 4.095%, 8/25/34(1)	508	508
Bayview Commercial Asset Trust 2006-2A, A2 144A, (1 month LIBOR + 0.280%) 2.496%, 7/25/36(1)(2)	258	250
Bayview Financial Acquisition Trust 2007-A, 1A2 6.205%, 5/28/37	142	144
Bayview Koitere Fund Trust 2017-RT4, A 144A 3.500%, 7/28/57(1)(2)	287	284
Bayview Opportunity Master Fund IVa Trust 2017-RT1, A1 144A 3.000%, 3/28/57(1)(2)	707	690
Bayview Opportunity Master Fund IVb Trust 2017-SPL4, A 144A 3.500%, 1/28/55(1)(2)	526	523
BX Trust
2018-MCSF, A 144A, (1 month LIBOR + 0.577%) 2.735%, 4/15/35(1)(2)	550	548
2018-GW, B 144A, (1 month LIBOR + 1.020%) 3.178%, 5/15/35(1)(2)	1,265	1,266
Caesars Palace Las Vegas Trust 2017-VICI, C 144A 4.138%, 10/15/34(2)	590	592
Centex Home Equity Loan Trust
2002-A, AF6, 5.540%, 1/25/32	40	41
2004-D, AF5, 5.850%, 9/25/34	219	224
Citigroup Mortgage Loan Trust, Inc.
2004-NCM2, 2CB2, 6.750%, 8/25/34	130	139
2014-A, A 144A, 4.000%, 1/25/35(1)(2)	328	330
2013-A, A 144A, 3.000%, 5/25/42(1)(2)	1,214	1,192
2015-PS1, A1 144A, 3.750%, 9/25/42(1)(2)	238	238
2015-A, A1 144A, 3.500%, 6/25/58(1)(2)	613	607
2018-RP3, A1 144A, 3.250%, 3/25/61(1)(2)	908	903
Cold Storage Trust 2017-ICE3, A 144A, (1 month LIBOR + 1.000%) 3.158%, 4/15/36(1)(2)	1,090	1,093
Colony Starwood Homes Trust 2016-2A, C 144A, (1 month LIBOR + 2.150%) 4.308%, 12/17/33(1)(2)	1,000	1,003
COLT Mortgage Loan Trust Funding LLC
2016-2, A1 144A, 2.750%, 9/25/46(1)(2)	448	447
2017-1, A3 144A, 3.074%, 5/27/47(1)(2)	262	259
2018-1, A1 144A, 2.930%, 2/25/48(1)(2)	1,161	1,155
2018-2, A1 144A, 3.470%, 7/27/48(1)(2)	639	637
2018-3, A1 144A, 3.692%, 10/26/48(1)(2)	1,095	1,097

See Notes to Financial Statements

43

NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Non-Agency—continued
Commercial Mortgage Lease-Backed Certificates 2001-CMLB, A3 144A 7.471%, 6/20/31(1)(2)	$460	$487
Commercial Mortgage Trust 2014-277P, A 144A 3.732%, 8/10/49(1)(2)	2,595	2,607
Credit Suisse First Boston Mortgage Securities Corp.
2003-27, 5A3, 5.250%, 11/25/33	38	38
2003-AR30, 5A1, 3.963%, 1/25/34(1)	214	220
Credit Suisse Mortgage Capital Trust
2013-HYB1, A16 144A, 3.002%, 4/25/43(1)(2)	685	680
2014-IVR2, A2 144A, 3.760%, 4/25/44(1)(2)	641	634
2017-FHA1, A1 144A, 3.250%, 4/25/47(1)(2)	654	637
2018-RPL8, A1 144A, 4.125%, 7/25/58(2)(11)	700	697
Deephaven Residential Mortgage Trust
2017-1A, A1 144A, 2.725%, 12/26/46(1)(2)	228	228
2017-1A, A2 144A, 2.928%, 12/26/46(1)(2)	371	368
2017-2A, A1 144A, 2.453%, 6/25/47(1)(2)	268	266
2017-3A, A3 144A, 2.813%, 10/25/47(1)(2)	476	471
2018-1A, A1 144A, 2.976%, 12/25/57(1)(2)	1,126	1,118
2018-2A, A1 144A, 3.479%, 4/25/58(1)(2)	1,082	1,077
2018-3A, A1 144A, 3.789%, 8/25/58(1)(2)(11)	350	350
GAHR Commercial Mortgage Trust 2015-NRF, CFX 144A 3.495%, 12/15/34(1)(2)	810	808
Galton Funding Mortgage Trust
2017-1, A21 144A, 3.500%, 7/25/56(1)(2)	882	871
2018-1, A23 144A, 3.500%, 11/25/57(1)(2)	611	598
GMAC Mortgage Corp. Loan Trust 2004-AR1, 12A 4.212%, 6/25/34(1)	92	93
GSAA Home Equity Trust
2005-1, AF4, 5.619%, 11/25/34	88	89
2005-12, AF3W, 4.999%, 9/25/35(1)	37	37
GSR Mortgage Loan Trust 2003-3F, 1A6 6.000%, 4/25/33	321	331
Hilton USA Trust 2016-SFP, B 144A 3.323%, 11/5/35(2)	1,070	1,044
Homeward Opportunities Fund I Trust 2018-1, A1 144A 3.766%, 6/25/48(1)(2)	1,050	1,050
Hospitality Mortgage Trust 2017-HIT, B 144A, (1 month LIBOR + 1.180%) 3.313%, 5/8/30(1)(2)	1,045	1,046
IMC Home Equity Loan Trust 1997-5, A9 7.310%, 11/20/28	81	80
JPMorgan Chase (Bear Stearns) Adjustable Rate Mortgage Trust
2004-1, 21A1, 3.904%, 4/25/34(1)	48	48
2004-9, 22A1, 4.594%, 11/25/34(1)	354	359
2004-10, 21A1, 3.912%, 1/25/35(1)	428	431
JPMorgan Chase (Washington Mutual) Mortgage Pass-Through Certificates Trust
2003-AR6, A1, 4.226%, 6/25/33(1)	178	180
2003-AR4, 2A1, 3.907%, 8/25/33(1)	114	113
JPMorgan Chase Commercial Mortgage Securities Trust
2010-CNTR, A2 144A, 4.311%, 8/5/32(2)	78	79
2011-C4, A4 144A, 4.388%, 7/15/46(2)	288	294
2014-C22, A4, 3.801%, 9/15/47	1,695	1,711
JPMorgan Chase Mortgage Trust
2014-2, AM 144A, 3.395%, 6/25/29(1)(2)	1,166	1,155
2014-2, 2A2 144A, 3.500%, 6/25/29(1)(2)	515	513
2006-A2, 4A1, 4.484%, 8/25/34(1)	89	90
2004-A4, 2A1, 4.326%, 9/25/34(1)	85	86
2005-A4, 3A1, 4.150%, 7/25/35(1)	287	291
2014-1, 2A12 144A, 3.500%, 1/25/44(1)(2)	702	684
2015-1, AM1 144A, 3.039%, 12/25/44(1)(2)	461	460

	PAR VALUE	VALUE

Non-Agency—continued
2016-1, M2 144A, 3.750%, 4/25/45(1)(2)	$615	$603
2015-5, A2 144A, 3.077%, 5/25/45(1)(2)	589	587
2016-2, M2 144A, 3.750%, 12/25/45(1)(2)	976	955
2017-3, 2A2 144A, 2.500%, 8/25/47(1)(2)	952	907
2017-5, A1 144A, 3.172%, 10/26/48(1)(2)	2,764	2,737
2017-4, A3 144A, 3.500%, 11/25/48(1)(2)	210	204
LoanDepot Station Place Agency Securitization Trust 2017-LD1, C 144A, (1 month LIBOR + 1.300%) 3.516%, 11/25/50(1)(2)(11)	775	775
MASTR Alternative Loan Trust
2003-8, 2A1, 5.750%, 11/25/33	83	86
2004-4, 6A1, 5.500%, 4/25/34	116	119
2004-7, 9A1, 6.000%, 8/25/34	97	100
2005-2, 2A1, 6.000%, 1/25/35	359	372
MASTR Asset Securitization Trust 2005-1, 1A1 5.000%, 5/25/20	30	30
MASTR Specialized Loan Trust 2005-3, A2 144A 5.704%, 11/25/35(2)	211	214
Mill City Mortgage Trust
2015-1, A3 144A, 3.000%, 6/25/56(1)(2)	600	592
2016-1, A1 144A, 2.500%, 4/25/57(1)(2)	949	927
2017-1, A1 144A, 2.750%, 11/25/58(1)(2)	375	368
Morgan Stanley – Bank of America (Merrill Lynch) Trust 2013-C13, AS 4.266%, 11/15/46	1,515	1,545
Morgan Stanley Capital Barclays Bank Trust 2016-MART, A 144A 2.200%, 9/13/31(2)	1,660	1,604
Morgan Stanley Capital I Trust 2017-CLS, A 144A, (1 month LIBOR + 0.700%) 2.858%, 11/15/34(1)(2)	1,080	1,079
Morgan Stanley Residential Mortgage Loan Trust 2014-1A, B2 144A 2.971%, 6/25/44(1)(2)	352	347
Motel 6 Trust 2017-MTL6, A 144A, (1 month LIBOR + 0.920%) 3.078%, 8/15/34(1)(2)	1,157	1,158
National City Mortgage Capital Trust 2008-1, 2A1 6.000%, 3/25/38	123	127
New Residential Mortgage Loan Trust
2016-2A, A1 144A, 3.750%, 11/26/35(1)(2)	2,163	2,160
2014-1A, A 144A, 3.750%, 1/25/54(1)(2)	1,407	1,404
2014-2A, A3 144A, 3.750%, 5/25/54(1)(2)	132	132
2014-3A, AFX3 144A, 3.750%, 11/25/54(1)(2)	1,189	1,187
2015-2A, A1 144A, 3.750%, 8/25/55(1)(2)	1,629	1,625
2016-1A, A1 144A, 3.750%, 3/25/56(1)(2)	951	947
2016-3A, A1 144A, 3.750%, 9/25/56(1)(2)	937	933
2016-4A, A1 144A, 3.750%, 11/25/56(1)(2)	1,896	1,887
2017-2A, A3 144A, 4.000%, 3/25/57(1)(2)	406	408
2018-1A, A1A 144A, 4.000%, 12/25/57(1)(2)	228	229
NovaStar Mortgage Funding Trust 2004-4, M5, (1 month LIBOR + 1.725%) 3.941%, 3/25/35(1)	1,144	1,158
Oak Hill Advisors Residential Loan Trust 2017-NPL2, A1 144A 3.000%, 7/25/57(2)	1,768	1,739
Onslow Bay Financial LLC 2018-1, A2 144A, (1 month LIBOR + 0.650%) 2.866%, 6/25/57(1)(2)	1,222	1,222
Pretium Mortgage Credit Partners I LLC
2017-NPL3, A1 144A, 3.250%, 6/29/32(2)	71	70
2017-NPL5, A1 144A, 3.327%, 12/30/32(1)(2)	739	735
2018-NPL1 144A, 3.375%, 1/27/33(2)	947	938

See Notes to Financial Statements

44

NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Non-Agency—continued
2017-NPL2, A1 144A, 3.250%, 3/28/57(2)	$383	$381
Progress Residential Trust
2017-SFR1, B 144A, 3.017%, 8/17/34(2)	690	666
2018-SFR2, B 144A, 3.841%, 8/17/35(2)	660	655
RCO Mortgage LLC 2017-1, A1 144A 3.375%, 8/25/22(2)	145	144
RETL 2018-RVP, C 144A, (1 month LIBOR + 2.050%) 4.208%, 3/15/33(1)(2)	654	658
Sequoia Mortgage Trust 2015-4, A1 144A 3.000%, 11/25/30(1)(2)	1,939	1,904
Starwood Mortgage Residential Trust 2018-IMC1, A1 144A 3.793%, 3/25/48(1)(2)	2,660	2,660
Starwood Waypoint Homes Trust 2017-1, A 144A, (1 month LIBOR + 0.950%) 3.108%, 1/17/35(1)(2)	675	675
Structured Adjustable Rate Mortgage Loan Trust
2004-1, 6A, 4.327%, 2/25/34(1)	446	446
2004-4, 3A2, 4.166%, 4/25/34(1)	451	457
2004-4, 3A1, 4.166%, 4/25/34(1)	94	94
2004-14, 7A, 4.127%, 10/25/34(1)	186	187
Structured Asset Securities Corp. 2003-37A, 2A 4.195%, 12/25/33(1)	92	92
Structured Asset Securities Corp. Mortgage-Pass-Through Certificates
2003-33H, 1A1, 5.500%, 10/25/33	308	313
2003-34A, 6A, 4.382%, 11/25/33(1)	264	263
Towd Point Mortgage Trust
2015-3, A1B 144A, 3.000%, 3/25/54(1)(2)	349	346
2016-1, A1B 144A, 2.750%, 2/25/55(1)(2)	545	537
2015-5, A1B 144A, 2.750%, 5/25/55(1)(2)	640	630
2015-5, A2 144A, 3.500%, 5/25/55(1)(2)	275	271
2016-2, A1 144A, 3.000%, 8/25/55(1)(2)	240	236
2016-3, A1 144A, 2.250%, 4/25/56(1)(2)	762	743
2016-4, A1 144A, 2.250%, 7/25/56(1)(2)	1,296	1,259
2018-4, A1 144A, 3.000%, 6/25/58(1)(2)	909	878
Tricon American Homes Trust 2017-SFR1, A 144A 2.716%, 9/17/34(2)	360	346
Velocity Commercial Capital Loan Trust 2017-1, AFX 144A 3.000%, 5/25/47(1)(2)	115	114
Vericrest Opportunity Loan Trust LVI LLC 2017-NPL3, A1 144A 3.500%, 3/25/47(2)	507	504
Vericrest Opportunity Loan Trust LX LLC 2017-NPL7, A1 144A 3.250%, 6/25/47(2)	615	611
Vericrest Opportunity Loan Trust LXIII LLC 2017-NP10, A1 144A 3.000%, 10/25/47(2)	183	181
Vericrest Opportunity Loan Trust LXIV LLC 2017-NP11, A1 144A 3.375%, 10/25/47(2)	884	878
Vericrest Opportunity Loan Trust LXIX LLC 2018-NPL5, A1A 144A 4.213%, 8/25/48(1)(2)	725	724
Vericrest Opportunity Loan Trust LXX LLC 2018-NPL6, A1A, 144A 4.115%, 9/25/48(1)(2)	360	360
Verus Securitization Trust
2017-1A, A1 144A, 2.853%, 1/25/47(1)(2)	171	169
2017-2A, A1 144A, 2.485%, 7/25/47(1)(2)	913	892
2018-1, A1 144A, 2.929%, 2/25/48(1)(2)	1,360	1,341
2018-INV1, A3 144A, 4.052%, 3/25/58(1)(2)	636	636
2018-2, A1 144A, 3.677%, 6/1/58(1)(2)	1,770	1,770
VSD 2017-PLT1, A 3.600%, 12/25/43	170	170
Wells Fargo Mortgage Backed Securities Trust 2003-G, A1, 4.466%, 6/25/33(1)	46	46
2003-J, 2A1, 4.424%, 10/25/33(1)	104	106
2003-J, 5A1, 4.615%, 10/25/33(1)	170	172

	PAR VALUE	VALUE

Non-Agency—continued
2004-A, A1, 3.915%, 2/25/34(1)	$48	$50
2004-K, 1A2, 4.482%, 7/25/34(1)	160	163
2004-U, A1, 4.330%, 10/25/34(1)	54	54
2004-Z, 2A1, 3.760%, 12/25/34(1)	105	107
2005-AR12, 2A5, 4.130%, 6/25/35(1)	1,275	1,306
2005-14, 2A1, 5.500%, 12/25/35	44	45

		104,462
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $112,525)		111,456

ASSET-BACKED SECURITIES—29.1%

Auto Floor Plan—0.2%
NextGear Floorplan Master Owner Trust 2017-2A, A2 144A 2.560%, 10/17/22(2)	920	907

Automobiles—18.5%
ACC Trust 2018-1, A 144A 3.700%, 12/21/20(2)	656	656
American Credit Acceptance Receivables Trust
2016-1A, B 144A, 4.240%, 6/13/22(2)	95	95
2017-2, C 144A, 2.860%, 6/12/23(2)	920	917
2018-3, C 144A, 3.750%, 10/15/24(2)	1,090	1,090
AmeriCredit Automobile Receivables Trust
2014-1, D, 2.540%, 6/8/20	593	593
2016-1, B, 2.300%, 3/8/21	2,330	2,325
2015-3, C, 2.730%, 3/8/21	615	614
2016-2, B, 2.210%, 5/10/21	1,000	996
2015-4, C, 2.880%, 7/8/21	700	699
2016-4, C, 2.410%, 7/8/22	725	716
2017-1, C, 2.710%, 8/18/22	915	903
Avid Automobile Receivables Trust 2018-1, A 144A 2.840%, 8/15/23(2)	761	757
Avis Budget Rental Car Funding LLC
(AESOP) 2013-2A, A 144A, 2.970%, 2/20/20(2)	1,588	1,589
(AESOP) 2015-2A, A 144A, 2.630%, 12/20/21(2)	910	896
(AESOP) 2016-1A, A 144A, 2.990%, 6/20/22(2)	800	790
California Republic Auto Receivables Trust
2015-3, B, 2.700%, 9/15/21	650	646
2016-1, B, 3.430%, 2/15/22	785	782
Capital Auto Receivables Asset Trust 2017-1, C 144A 2.700%, 9/20/22(2)	920	902
CarFinance Capital Auto Trust 2014-2A, B 144A 2.640%, 11/16/20(2)	151	151
CarMax Auto Owner Trust
2014-4, B, 2.200%, 9/15/20	700	699
2015-2, C, 2.390%, 3/15/21	1,495	1,489
2016-2, B, 2.160%, 12/15/21	750	736
2017-1, B, 2.540%, 9/15/22	900	882
CarNow Auto Receivables Trust 2017-1A, A 144A 2.920%, 9/15/22(2)	476	473
Centre Point Funding LLC 2012-2A, 1 144A 2.610%, 8/20/21(2)	791	783
Chrysler Capital Auto Receivables Trust
2014-BA, D 144A, 3.440%, 8/16/21(2)	750	751
2015-BA, D 144A, 4.170%, 1/16/23(2)	965	968
CPS Auto Receivables Trust
2017-C, B 144A, 2.300%, 7/15/21(2)	1,085	1,079
2018-C, D 144A, 4.400%, 6/17/24(2)	905	905
Drive Auto Receivables Trust
2016-CA, C 144A, 3.020%, 11/15/21(2)	1,555	1,556
2015-DA, C 144A, 3.380%, 11/15/21(2)	408	409

See Notes to Financial Statements

45

NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Automobiles—continued
2017-AA, C 144A, 2.980%, 1/18/22(2)	$900	$899
DT Auto Owner Trust
2016-2A, C 144A, 3.670%, 1/18/22(2)	303	303
2016-3A, C 144A, 3.150%, 3/15/22(2)	470	470
2016-4A, C 144A, 2.740%, 10/17/22(2)	968	967
2018-1A, C 144A, 3.470%, 12/15/23(2)	910	908
Exeter Automobile Receivables Trust
2015-1A, C 144A, 4.100%, 12/15/20(2)	685	688
2015-2A, C 144A, 3.900%, 3/15/21(2)	1,510	1,516
2016-3A, B 144A, 2.840%, 8/16/21(2)	1,400	1,399
2017-1A, B 144A, 3.000%, 12/15/21(2)	910	909
2017-3A, B 144A, 2.810%, 9/15/22(2)	545	539
2018-1A, C 144A, 3.030%, 1/17/23(2)	2,200	2,176
2018-2A, C 144A, 3.690%, 3/15/23(2)	915	913
2018-3A, C 144A, 3.710%, 6/15/23(2)	1,105	1,102
First Investors Auto Owner Trust
2016-2A, C 144A, 2.530%, 7/15/22(2)	1,490	1,462
2017-2A, B 144A, 2.650%, 11/15/22(2)	900	888
Flagship Credit Auto Trust
2016-1, A 144A, 2.770%, 12/15/20(2)	134	134
2014-2, D 144A, 5.210%, 2/15/21(2)	905	915
2015-2, C 144A, 4.080%, 12/15/21(2)	505	509
2016-2, B 144A, 3.840%, 9/15/22(2)	825	829
Foursight Capital Automobile Receivables Trust
2016-1, A2 144A, 2.870%, 10/15/21(2)	392	392
2017-1, B 144A, 3.050%, 12/15/22(2)	855	843
2018-1, C 144A, 3.680%, 8/15/23(2)	910	901
GLS Auto Receivables Trust
2018-1A, A 144A, 2.820%, 7/15/22(2)	737	734
2017-1A, C 144A, 3.500%, 7/15/22(2)	560	556
GM Financial Consumer Automobile Receivables Trust 2017-1A, B 144A 2.300%, 6/16/23(2)	915	897
Hertz Vehicle Financing II LP
2016-1A, A 144A, 2.320%, 3/25/20(2)	750	748
2015-1A, A 144A, 2.730%, 3/25/21(2)	735	729
2015-3A, A 144A, 2.670%, 9/25/21(2)	925	909
2016-4A, A 144A, 2.650%, 7/25/22(2)	1,120	1,088
Hyundai Auto Lease Securitization Trust 2018-A, A2A 144A 2.550%, 8/17/20(2)	1,105	1,103
Hyundai Auto Receivables Trust
2015-A, D, 2.730%, 6/15/21	550	550
2015-C, B, 2.150%, 11/15/21	1,500	1,490
OneMain Direct Auto Receivables Trust 2017-2A, C 144A 2.820%, 7/15/24(2)	925	910
Santander Drive Auto Receivables Trust
2014-4, D, 3.100%, 11/16/20	981	982
2016-2, B, 2.080%, 2/16/21	473	472
2016-1, C, 3.090%, 4/15/22	2,010	2,013
2017-1, C, 2.580%, 5/16/22	915	909
2018-2, C, 3.350%, 7/17/23	920	915
Tesla Auto Lease Trust 2018-A, A 144A 2.320%, 12/20/19(2)	779	777
Westlake Automobile Receivables Trust
2016-2A, C 144A, 2.830%, 5/17/21(2)	969	969
2016-3A, B 144A, 2.070%, 12/15/21(2)	1,144	1,142
2017-2A, C 144A, 2.590%, 12/15/22(2)	910	901
2018-1A, C 144A, 2.920%, 5/15/23(2)	1,733	1,717

		67,020

Home Equity Loans—0.0%
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 2001-SB1, A2 3.375%, 8/25/31	86	85

	PAR VALUE	VALUE

Other—9.1%
Ajax Mortgage Loan Trust 2017-B, A 144A 3.163%, 9/25/56(1)(2)	$490	$478
Aqua Finance Trust 2017-A, A 144A 3.720%, 11/15/35(2)	719	703
AXIS Equipment Finance Receivables IV LLC 2018-1A, A2 144A 3.240%, 12/20/23(2)	920	915
BRE Grand Islander Timeshare Issuer LLC 2017-1A, A 144A 2.940%, 5/25/29(2)	617	603
BXG Receivables Note Trust
2012-A, A 144A, 2.660%, 12/2/27(2)	27	27
2013-A, A 144A, 3.010%, 12/4/28(2)	911	893
2015-A, A 144A, 2.880%, 5/2/30(2)	243	237
Conn’s Receivables Funding LLC 2018-A, B 144A 4.650%, 1/15/23(2)	925	926
Consumer Loan Underlying Bond Credit Trust 2018-P2, A 144A 3.470%, 10/15/25(2)	1,085	1,085
CoreVest American Finance Trust
2017-1, A 144A, 2.968%, 10/15/49(2)	188	183
2018-1, A 144A, 3.804%, 6/15/51(2)	716	716
DB Master Finance LLC 2015-1A, A2II 144A 3.980%, 2/20/45(2)	883	883
Dell Equipment Finance Trust 2017-2, A3 144A 2.190%, 10/24/22(2)	830	822
Diamond Resorts Owner Trust
2014-1, A 144A, 2.540%, 5/20/27(2)	364	364
2017-1A, A 144A, 3.270%, 10/22/29(2)	529	524
Fairway Outdoor Funding LLC 2012-1A, A2 144A 4.212%, 10/15/42(2)	898	899
Gold Key Resorts LLC 2014-A, A 144A 3.220%, 3/17/31(2)	182	181
GreatAmerica Leasing Receivables Funding LLC 2017-1, A4 144A 2.360%, 1/20/23(2)	905	893
Hilton Grand Vacations Trust
2013-A, A 144A, 2.280%, 1/25/26(2)	353	351
2014-AA, A 144A, 1.770%, 11/25/26(2)	113	111
2017-AA, A 144A, 2.660%, 12/26/28(2)	584	573
2018-AA, A 144A, 3.540%, 2/25/32(2)	1,090	1,091
Mariner Finance Issuance Trust 2017-AA, A 144A 3.620%, 2/20/29(2)	900	899
Marlette Funding Trust
2018-1A, A 144A, 2.610%, 3/15/28(2)	576	574
2018-3A, A 144A, 3.200%, 9/15/28(2)	861	861
Marriott Vacation Club Owner Trust 2012-1A, A 144A 2.510%, 5/20/30(2)	143	142
MVW Owner Trust
2015-1A, B 144A, 2.960%, 12/20/32(2)	188	184
2016-1A, A 144A, 2.250%, 12/20/33(2)	541	524
2017-1A, A 144A, 2.420%, 12/20/34(2)	863	835
OneMain Financial Issuance Trust
2015-1A, A 144A, 3.190%, 3/18/26(2)	600	600
2018-1A, A 144A, 3.300%, 3/14/29(2)	920	913
Oportun Funding IX LLC 2018-B, A 144A 3.910%, 7/8/24(2)	905	901
Orange Lake Timeshare Trust
2015-AA, A 144A, 2.880%, 9/8/27(2)	195	192
2018-A, A 144A, 3.100%, 11/8/30(2)	287	283
Pretium Mortgage Credit Partners I LLC 2018-NPL3, A1 144A 4.125%, 8/27/33(2)	511	511

See Notes to Financial Statements

46

NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Other—continued
Prosper Marketplace Issuance Trust 2018-1A, A 144A 3.110%, 6/17/24(2)	$583	$583
Sierra Receivables Funding Co., LLC 2017-1A, A 144A 2.910%, 3/20/34(2)	741	731
Sierra Timeshare Receivables Funding LLC
2014-2A, A 144A, 2.050%, 6/20/31(1)(2)	30	30
2016-1A, A 144A, 3.080%, 3/21/33(2)	225	224
2016-2A, A 144A, 2.330%, 7/20/33(2)	289	283
2018-2A, A 144A, 3.500%, 6/20/35(2)	824	821
SoFi Consumer Loan Program LLC
2016-3, A 144A, 3.050%, 12/26/25(2)	827	823
2017-1, A 144A, 3.280%, 1/26/26(2)	1,051	1,049
2017-5, A2 144A, 2.780%, 9/25/26(2)	545	535
2017-6, A2 144A, 2.820%, 11/25/26(2)	925	911
SoFi Consumer Loan Program Trust
2018-2, A2 144A, 3.350%, 4/26/27(2)	920	918
2018-3, A1 144A, 3.200%, 8/25/27(2)	324	324
Springleaf Funding Trust 2016-AA, A 144A 2.900%, 11/15/29(2)	1,090	1,087
Taco Bell Funding LLC 2016-1A, A21 144A 3.832%, 5/25/46(2)	896	896
TRIP Rail Master Funding LLC 2017-1A, A1 144A 2.709%, 8/15/47(2)	725	714
VSE VOI Mortgage LLC
2016-A, A 144A, 2.540%, 7/20/33(2)	766	746
2017-A, A 144A, 2.330%, 3/20/35(2)	679	656
Welk Resorts LLC
2013-AA, A 144A, 3.100%, 3/15/29(2)	62	61
2015-AA, A 144A, 2.790%, 6/16/31(2)	157	154
Westgate Resorts LLC 2016-1A, A 144A 3.500%, 12/20/28(2)	671	667

		33,090

Student Loans—1.3%
Commonbond Student Loan Trust 2017-AGS, A1 144A 2.550%, 5/25/41(2)	604	584
DRB Prime Student Loan Trust 2015-D, A3 144A 2.500%, 1/25/36(2)	137	136
Earnest Student Loan Program LLC 2017-A, A2 144A 2.650%, 1/25/41(2)	570	558
Navient Private Education Loan Trust 2017-A, A2A 144A 2.880%, 12/16/58(2)	920	891
SLM Private Education Loan Trust
2014-A, A2A 144A, 2.590%, 1/15/26(2)	537	536
2013-B, A2A 144A, 1.850%, 6/17/30(2)	473	470
2013-C, A2A 144A, 2.940%, 10/15/31(2)	113	113
SoFi Professional Loan Program LLC
2014-B, A2 144A, 2.550%, 8/27/29(2)	246	244
2015-A, A2 144A, 2.420%, 3/25/30(2)	98	97
2016-A, A2 144A, 2.760%, 12/26/36(2)	296	291
2017-B, A1FX 144A, 1.830%, 5/25/40(2)	292	290
2017-C, A2A 144A, 1.750%, 7/25/40(2)	454	450

		4,660
TOTAL ASSET-BACKED SECURITIES (Identified Cost $106,474)		105,762

CORPORATE BONDS AND NOTES—24.8%

Consumer Discretionary—2.5%
Aptiv Corp. 4.150%, 3/15/24	735	736

	PAR VALUE	VALUE

Consumer Discretionary—continued
Bunge Ltd. Finance Corp. 4.350%, 3/15/24	$735	$728
Daimler Finance North America LLC 144A 2.200%, 10/30/21(2)	1,195	1,145
Discovery Communications LLC 3.300%, 5/15/22	920	901
General Motors Financial Co., Inc.
3.700%, 11/24/20	670	673
3.200%, 7/6/21	975	963
GLP Capital LP 5.250%, 6/1/25	640	650
Horton (D.R.), Inc. 4.750%, 2/15/23	895	917
Hyundai Capital America 144A 2.450%, 6/15/21(2)	855	823
Lennar Corp.
2.950%, 11/29/20	685	669
5.250%, 6/1/26	565	561
Newell Brands, Inc. 3.150%, 4/1/21	279	274
TRI Pointe Group, Inc. 5.875%, 6/15/24	175	174

		9,214

Consumer Staples—1.1%
BAT Capital Corp. 144A 2.764%, 8/15/22(2)	1,105	1,065
Campbell Soup Co.
3.300%, 3/15/21	225	223
3.650%, 3/15/23	555	544
CVS Health Corp.
(3 month LIBOR + 0.720%) 3.047%, 3/9/21(1)	265	267
3.700%, 3/9/23	761	757
Kraft Heinz Foods Co. (The)
3.500%, 7/15/22	90	89
4.000%, 6/15/23	920	922

		3,867

Energy—2.1%
Anadarko Petroleum Corp. 4.850%, 3/15/21	530	545
Andeavor Logistics LP 3.500%, 12/1/22	1,000	984
Enbridge Energy Partners LP 4.375%, 10/15/20	90	91
Energy Transfer Equity LP 4.250%, 3/15/23	315	313
Energy Transfer Partners LP 4.500%, 11/1/23	310	314
EP Energy LLC 144A 8.000%, 11/29/24(2)	70	71
Kinder Morgan, Inc.
3.150%, 1/15/23	1,005	977
144A, 5.625%, 11/15/23(2)	85	91
Petrobras Global Finance BV 5.299%, 1/27/25	750	701
Petroleos Mexicanos 4.875%, 1/24/22	1,370	1,386
Range Resources Corp. 5.000%, 3/15/23	510	501

See Notes to Financial Statements

47

NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Energy—continued
Sabine Pass Liquefaction LLC 6.250%, 3/15/22	$1,240	$1,333
Transocean Guardian Ltd. 144A 5.875%, 1/15/24(2)	270	272

		7,579

Financials—8.2%
Ares Capital Corp. 3.500%, 2/10/23	740	707
Aviation Capital Group LLC 144A 3.875%, 5/1/23(2)	1,058	1,046
Banco de Credito e Inversiones 144A 3.500%, 10/12/27(2)	755	689
Bank of America Corp.
5.490%, 3/15/19	66	67
Series L, 2.650%, 4/1/19	350	350
4.200%, 8/26/24	1,375	1,381
(3 month LIBOR + 0.770%) 3.111%, 2/5/26(1)	705	693
BBVA Banco Continental S.A. RegS 5.000%, 8/26/22(3)	520	537
Capital One N.A. 2.950%, 7/23/21	1,085	1,067
Citigroup, Inc., (3 month LIBOR + 1.250%) 3.646%, 7/1/26(1)	1,080	1,089
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(2)	935	938
First Tennessee Bank N.A. 2.950%, 12/1/19	250	249
FS Investment Corp.
4.250%, 1/15/20	300	300
4.750%, 5/15/22	185	184
2.350%, 11/15/21	350	337
Goldman Sachs Group, Inc. (The)
3.000%, 4/26/22	900	882
4.250%, 10/21/25	320	317
(3 month LIBOR + 1.170%) 3.484%, 5/15/26(1)	900	901
(3 month LIBOR + 1.750%) 4.089%, 10/28/27(1)	2,015	2,090
Guanay Finance Ltd. 144A 6.000%, 12/15/20(2)	1,284	1,287
HSBC Holdings plc
2.950%, 5/25/21	860	848
(3 month LIBOR + 1.500%) 3.837%, 1/5/22(1)	476	489
Huntington Bancshares, Inc. 7.000%, 12/15/20	245	262
Industrial & Commercial Bank of China Ltd.
3.231%, 11/13/19	250	249
(3 month LIBOR + 0.750%) 3.093%, 11/8/20(1)	370	370
2.957%, 11/8/22	370	356
iStar, Inc. 5.250%, 9/15/22	380	374
JPMorgan Chase & Co. 2.250%, 1/23/20	540	534
KeyCorp 5.100%, 3/24/21	185	193
Lincoln National Corp.
4.200%, 3/15/22	470	477
(3 month LIBOR + 2.040%) 4.388%, 4/20/67(1)(4)	75	69
Macquarie Group Ltd. 144A 3.000%, 12/3/18(2)	75	75
Metropolitan Life Global Funding I 144A 2.500%, 12/3/20(2)	650	640
Mizuho Financial Group, Inc. 2.273%, 9/13/21	565	544

	PAR VALUE	VALUE

Financials—continued
Morgan Stanley
(3 month LIBOR + 0.930%) 3.277%, 7/22/22(1)	$725	$731
4.100%, 5/22/23	730	734
(3 month LIBOR + 1.400%) 3.742%, 10/24/23(1)	730	750
Navient Corp. 6.500%, 6/15/22	753	782
Nuveen Finance LLC 144A 2.950%, 11/1/19(2)	430	429
Santander Holdings USA, Inc. 3.700%, 3/28/22	910	897
SBA Tower Trust
144A, 3.156%, 10/8/20(2)	750	744
144A, 2.877%, 7/9/21(2)	800	787
144A, 3.168%, 4/11/22(2)	730	716
Turkiye Is Bankasi AS 144A 5.500%, 4/21/22(2)	800	674
Turkiye Vakiflar Bankasi TAO 144A 5.625%, 5/30/22(2)	330	287
UBS Group Funding Switzerland AG 144A 2.650%, 2/1/22(2)	400	387
Wells Fargo & Co., (3 month LIBOR + 1.230%) 3.572%, 10/31/23(1)	1,280	1,305
XLIT Ltd. 2.300%, 12/15/18	135	135

		29,949

Health Care—3.3%
AbbVie, Inc.
2.300%, 5/14/21	495	482
3.375%, 11/14/21	99	99
3.200%, 11/6/22	45	44
2.850%, 5/14/23	495	477
Allergan Funding SCS
3.000%, 3/12/20	85	85
3.450%, 3/15/22	1,010	1,004
Anthem, Inc.
3.500%, 8/15/24	550	538
3.350%, 12/1/24	585	568
Bausch Health Cos., Inc. 144A 6.500%, 3/15/22(2)	105	109
Bayer US Finance II LLC
144A, (3 month LIBOR + 1.010%) 3.344%, 12/15/23(1)(2)	735	736
144A, 3.875%, 12/15/23(2)	370	367
Becton Dickinson & Co.
(3 month LIBOR + 0.875%) 3.261%, 12/29/20(1)	303	303
2.894%, 6/6/22	322	313
3.363%, 6/6/24	192	186
Cardinal Health, Inc. 2.616%, 6/15/22	735	703
Elanco Animal Health, Inc.
144A, 3.912%, 8/27/21(2)	91	91
144A, 4.272%, 8/28/23(2)	227	228
Fresenius U.S. Finance II, Inc. 144A 4.500%, 1/15/23(2)	95	96
Halfmoon Parent, Inc.
144A, (3 month LIBOR + 0.890%) 3.224%, 7/15/23(1)(2)(10)	388	388
144A, 3.750%, 7/15/23(2)	459	457
144A, 4.125%, 11/15/25(2)	38	38
144A, 4.375%, 10/15/28(2)	78	78
Mylan NV 3.150%, 6/15/21	230	226
Mylan, Inc. 144A 3.125%, 1/15/23(2)	1,115	1,064

See Notes to Financial Statements

48

NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Health Care—continued
Shire Acquisitions Investments Ireland DAC 2.400%, 9/23/21	$435	$420
Tenet Healthcare Corp. 4.625%, 7/15/24	550	535
Zimmer Biomet Holdings, Inc.
(3 month LIBOR + 0.750%) 3.089%, 3/19/21(1)	1,100	1,101
3.150%, 4/1/22	1,200	1,175

		11,911

Industrials—1.6%
America West Airlines Pass-Through-Trust 2001-1, G 7.100%, 4/2/21	766	805
British Airways Pass-Through-Trust 2013-1, B 144A 5.625%, 6/20/20(2)	329	333
CNH Industrial N.V. 4.500%, 8/15/23	1,314	1,334
Masco Corp. 5.950%, 3/15/22	224	239
Owens Corning 4.200%, 12/15/22	920	922
Penske Truck Leasing Co., LP
RegS, 2.500%, 6/15/19(3)	150	149
144A, 4.125%, 8/1/23(2)	895	893
Pitney Bowes, Inc. 4.375%, 5/15/22	858	795
TransDigm, Inc. 6.500%, 7/15/24	395	405

		5,875

Information Technology—0.8%
Broadcom Corp.
2.375%, 1/15/20	545	539
3.000%, 1/15/22	385	375
Dell International LLC 144A 5.450%, 6/15/23(2)	685	719
Hewlett Packard Enterprise Co.
2.850%, 10/5/18	127	127
(3 month LIBOR + 0.720%) 3.105%, 10/5/21(1)	145	145
3.500%, 10/5/21	235	235
VMware, Inc.
2.300%, 8/21/20	225	221
2.950%, 8/21/22	465	447

		2,808

Materials—1.5%
ArcelorMittal 6.125%, 6/1/25	775	842
FMG Resources August 2006 Pty Ltd. 144A 5.125%, 3/15/23(2)	450	445
Glencore Funding LLC 144A 4.125%, 5/30/23(2)	900	899
GTL Trade Finance, Inc. 144A 5.893%, 4/29/24(2)	680	687
NOVA Chemicals Corp.
144A, 4.875%, 6/1/24(2)	320	308
144A, 5.000%, 5/1/25(2)	485	461
Severstal OAO Via Steel Capital S.A. 144A 3.850%, 8/27/21(2)(7)	1,075	1,045

	PAR VALUE	VALUE

Materials—continued
Syngenta Finance NV
144A, 3.698%, 4/24/20(2)	$365	$365
144A, 3.933%, 4/23/21(2)	365	364

		5,416

Real Estate—0.8%
Brixmor Operating Partnership LP 3.875%, 8/15/22	140	139
Corporate Office Properties LP 3.700%, 6/15/21	220	218
Healthcare Trust of America Holdings LP 2.950%, 7/1/22	920	890
Hospitality Properties Trust 4.650%, 3/15/24	430	427
Select Income REIT 4.150%, 2/1/22	580	574
Senior Housing Properties Trust 3.250%, 5/1/19	125	125
Ventas Realty LP 2.700%, 4/1/20	152	151
West Europe Finance LLC 144A 3.250%, 10/5/20(2)	535	533

		3,057

Telecommunication Services—1.8%
AT&T, Inc.
2.800%, 2/17/21	910	897
144A, (3 month LIBOR + 0.890%) 3.209%, 2/15/23(1)(2)	475	471
(3 month LIBOR + 1.180%) 3.514%, 6/12/24(1)	1,095	1,100
Axtel SAB de C.V. 144A 6.375%, 11/14/24(2)	550	542
Crown Castle International Corp. 4.875%, 4/15/22	930	959
Frontier Communications Corp. 7.625%, 4/15/24	525	339
Sprint Spectrum Co., LLC 144A 3.360%, 9/20/21(2)	675	672
Verizon Communications, Inc., (3 month LIBOR + 1.100%) 3.414%, 5/15/25(1)	1,456	1,469

		6,449

Utilities—1.1%
Exelon Corp.
2.850%, 6/15/20	805	798
3.497%, 6/1/22	571	561
PNM Resources, Inc. 3.250%, 3/9/21	810	802
PSEG Power LLC 3.850%, 6/1/23	297	296
Southern Co The 2.950%, 7/1/23	920	884
TerraForm Power Operating LLC 144A 4.250%, 1/31/23(2)	735	718

		4,059
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $91,644)		90,184

See Notes to Financial Statements

49

NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
LEVERAGED LOANS(1)—5.9%

Aerospace—0.5%
American Airlines, Inc. Tranche B, (1 month LIBOR + 2.000%) 4.242%, 4/28/23	$647	$643
TransDigm, Inc.
Tranche F, (1 month LIBOR + 2.500%) 4.742%, 6/9/23	731	734
Tranche E, (1 month LIBOR + 2.500%) 4.742%, 5/30/25	232	232

		1,609

Consumer Durables—0.1%
Fluidra, S.A., (1 month LIBOR + 2.250%) 4.492%, 7/2/25	180	181

Energy—0.0%
Lotus Midstream LLC Tranche B, (3 month LIBOR + 3.250%) 0.000%, 9/26/25(9)	120	120
Paragon Offshore Finance Co., (1 month PRIME + 0.000%) 0.000%, 7/16/21(6)(8)(9)	1	—

		120

Financial—0.1%
FinCo I LLC 2018 Replacement, (1 month LIBOR + 2.000%) 4.242%, 12/27/22	217	218
Franklin Square Holdings LP, (1 month LIBOR + 2.500%) 4.625%, 8/1/25	130	130

		348

Food and Drug—0.2%
Albertson’s LLC
Tranche B-4, (1 month LIBOR + 2.750%) 4.992%, 8/25/21	183	184
Tranche B-5, (3 month LIBOR + 3.000%) 5.381%, 12/21/22	328	328

		512

Food/Tobacco—0.2%
Aramark Intermediate HoldCo Corp.
Tranche B-2, (3 month LIBOR + 1.750%) 4.084%, 3/28/24	339	339
Tranche B-3, (3 month LIBOR + 1.750%) 4.084%, 3/11/25	345	346

		685

Gaming/Leisure—1.2%
Boyd Gaming Corp. Refinancing, Tranche B, (weekly LIBOR + 2.250%) 4.417%, 9/15/23	761	765
CityCenter Holdings LLC Tranche B, (1 month LIBOR + 2.250%) 4.492%, 4/18/24	614	615
Eldorado Resorts, Inc., (2 month LIBOR + 2.250%) 4.408%, 4/17/24	485	487
Gateway Casinos & Entertainment Ltd., (3 month LIBOR + 3.000%) 5.386%, 12/1/23	110	110
GVC Holdings plc Tranche B-2, (1 month LIBOR + 2.500%) 4.742%, 3/29/24	473	474

	PAR VALUE	VALUE

Gaming/Leisure—continued
Hilton Worldwide Finance LLC Tranche B-2, (1 month LIBOR + 1.750%) 3.966%, 10/25/23	$633	$636
Scientific Games International, Inc. Tranche B-5, (2 month LIBOR + 2.750%) 5.034%, 8/14/24	20	20
Station Casinos LLC Tranche B, (1 month LIBOR + 2.500%) 4.750%, 6/8/23	358	360
Wyndham Hotels & Resorts, Inc. Tranche B, (1 month LIBOR + 1.750%) 3.992%, 5/30/25	895	897

		4,364

Healthcare—1.2%
Bausch Health Cos., Inc., (1 month LIBOR + 3.000%) 5.104%, 6/2/25	471	473
Community Health Systems, Inc. Tranche H, (3 month LIBOR + 3.250%) 5.563%, 1/27/21	404	398
Endo Luxembourg Finance Co. S.a.r.l., (1 month LIBOR + 4.250%) 6.500%, 4/29/24	509	512
Envision Healthcare Corp., (1 month LIBOR + 3.000%) 5.250%, 12/1/23	352	352
HCA, Inc. Tranche B-11, (1 month LIBOR + 1.750%) 3.992%, 3/17/23	1,797	1,810
Iqvia, Inc. Tranche B-3, (3 month LIBOR + 1.750%) 4.136%, 6/11/25	718	717
Syneos Health, Inc. Tranche B, (1 month LIBOR + 2.000%) 4.242%, 8/1/24	235	235

		4,497

Information Technology—0.2%
SS&C Technologies Holdings, Inc.
Tranche B-3, (1 month LIBOR + 2.250%) 4.492%, 4/16/25	245	245
Tranche B-4, (1 month LIBOR + 2.250%) 4.492%, 4/16/25	95	95
Western Digital Corp. Tranche B-4, (1 month LIBOR + 1.750%) 3.992%, 4/29/23	451	452

		792

Manufacturing—0.0%
Altra Industrial Motion Corp., (3 month LIBOR + 2.000%) 0.000%, 10/1/25(9)	95	95

Media/Telecom – Cable/Wireless Video—0.7%
Altice US Finance I Corp. 2017 Refinancing, (1 month LIBOR + 2.250%) 4.492%, 7/28/25	743	743
Charter Communications Operating LLC Tranche B, (1 month LIBOR + 2.000%) 4.250%, 4/30/25	1,102	1,103
Telenet Financing USD LLC, (1 month LIBOR + 2.250%) 0.000%, 8/15/26(9)	660	657

		2,503

Media/Telecom – Diversified Media—0.1%
Crown Finance US, Inc., (1 month LIBOR + 2.500%) 4.742%, 2/28/25	378	378

Media/Telecom – Telecommunications—0.3%
CenturyLink, Inc. Tranche B, (1 month LIBOR + 2.750%) 4.992%, 1/31/25	658	654
Level 3 Financing, Inc. Tranche B, (1 month LIBOR + 2.250%) 4.432%, 2/22/24	548	549

		1,203

See Notes to Financial Statements

50

NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE		VALUE
Media/Telecom – Wireless Communications—0.1%
SBA Senior Finance II LLC , (1 month LIBOR + 2.000%) 4.250%, 4/11/25	$404		$404

Service—0.4%
First Data Corp. Tranche-A , (1 month LIBOR + 2.000%) 4.212%, 4/26/24	920		921
Trans Union LLC Tranche B-4 , (1 month LIBOR + 2.000%) 4.242%, 6/19/25	429		430

			1,351

Utility—0.6%
Calpine Corp. , (3 month LIBOR + 2.500%) 4.890%, 5/31/23	660		660
NRG Energy, Inc. , (3 month LIBOR + 1.750%) 4.136%, 6/30/23	983		984
Vistra Operations Co., LLC
(1 month LIBOR + 2.000%) 4.242%, 8/4/23	230		230
(1 month LIBOR + 2.000%) 4.181%, 12/31/25	409		409

			2,283
TOTAL LEVERAGED LOANS (Identified Cost $21,280)			21,325

	SHARES
PREFERRED STOCKS—1.0%

Financials—1.0%
Bank of New York Mellon Corp. (The) Series E, 4.950%	390	(5)	398
Citigroup, Inc. Series T, 6.250%	1,020	(5)	1,065
Huntington Bancshares, Inc. Series E, 5.700%	560	(5)	555
JPMorgan Chase & Co. Series Z, 5.300%	1,155	(5)	1,181
Wells Fargo & Co. Series K, 6.104%	325	(5)	329
TOTAL PREFERRED STOCKS (Identified Cost $3,523)			3,528

EXCHANGE-TRADED FUND—0.5%
SPDR Bloomberg Barclays Short-Term High Yield Bond Index Fund(13)	66,034		1,822
TOTAL EXCHANGE-TRADED FUND (Identified Cost $1,822)			1,822
TOTAL LONG-TERM INVESTMENTS—97.4%
(Identified Cost $356,854)			353,485

SHORT-TERM INVESTMENT—2.3%

Money Market Mutual Fund—2.3%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(13)	8,263,800		8,264
TOTAL SHORT-TERM INVESTMENT (Identified Cost $8,264)			8,264

	SHARES	VALUE
SECURITIES LENDING COLLATERAL—0.1%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(12)(13)	391,802	$392
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $392)		392
TOTAL INVESTMENTS—99.8% (Identified Cost $365,510)		362,141
Other assets and liabilities, net—0.2%		627

NET ASSETS—100.0%		$362,768

Abbreviations:

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SPDR	S&P Depositary Receipt

Footnote Legend:

(1)

Variable rate security. Rate disclosed is as of September 30, 2018. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $203,345 or 56.1% of net assets.

(3)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(4)	Interest payments may be deferred.
(5)	Value shown as par value.
(6)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(7)

This Note was issued for the sole purpose of funding a leveraged loan between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.

(8)

Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

(9)	This loan will settle after September 30, 2018, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(10)	All or a portion of security is on loan.
(11)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located at the end of the Schedule of Investments.

(12)	Represents security purchased with cash collateral received for securities on loan.
(13)	Shares of this fund are publicly offered, and its prospectus and annual reports are publicly available.

Country Weightings (Unaudited)†
United States (includes short-term investment and securities lending collateral)	94%
Luxembourg	1
Netherlands	1
United Kingdom	1
Chile	1
Mexico	1
Other	1
Total	100%
† % of total investments as of September 30, 2018.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

51

NEWFLEET LOW DURATION INCOME FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$105,762	$—	$105,762	$—
Corporate Bonds and Notes	90,184	—	90,184	—
Foreign Government Securities	2,071	—	2,071	—
Leveraged Loans	21,325	—	21,325	—
Mortgage-Backed Securities	111,456	—	109,634	1,822
Municipal Bonds	192	—	192	—
U.S. Government Securities	17,145	—	17,145	—
Equity Securities:
Exchange-Traded Fund	1,822	1,822	—	—
Preferred Stocks	3,528	—	3,528	—
Securities Lending Collateral	392	392	—	—
Short-Term Investment	8,264	8,264	—	—

Total Investments	$362,141	$10,478	$349,841	$1,822

There were no transfers into or out of Level 3 related to securities held as of September 30, 2018.

Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

Management has determined that the amount of Level 3 securities compared to total net assets is de minimis; therefore, the rollforward of Level 3 securities and assumptions are not shown for the year ended September 30, 2018.

See Notes to Financial Statements

52

NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—2.2%
U.S. Treasury Note
1.375%, 1/15/20	$975		$959
1.375%, 4/30/20	5,805		5,679
TOTAL U.S. GOVERNMENT SECURITIES (Identified Cost $6,643)			6,638

MUNICIPAL BONDS—0.2%

Michigan—0.1%
Tobacco Settlement Finance Authority Revenue Taxable Series A, 7.309%, 6/1/34	135		137

Virginia—0.1%
Tobacco Settlement Financing Corp. Revenue Taxable Series A-1, Taxable 6.706%, 6/1/46	315		312
TOTAL MUNICIPAL BONDS (Identified Cost $448)			449

FOREIGN GOVERNMENT SECURITIES—8.0%
Argentine Republic
6.875%, 1/26/27	870		740
Series NY, 8.280%, 12/31/33	325		293
Bolivarian Republic of Venezuela
RegS, 7.650%, 4/21/25(3)(8)	1,500		408
9.375%, 1/13/34(8)	920		268
Dominican Republic
144A, 6.875%, 1/29/26(2)	180		192
144A, 6.000%, 7/19/28(2)	795		808
Federal Republic of Nigeria
144A, 6.500%, 11/28/27(2)	420		404
144A, 7.625%, 11/28/47(2)	410		392
Federative Republic of Brazil
Notas do Tesouro Nacional Series F, 10.000%, 1/1/23	2,480	BRL	612
Notas do Tesouro Nacional Series F, 10.000%, 1/1/25	1,355	BRL	325
Kingdom of Bahrain 144A 7.000%, 10/12/28(2)	910		901
Kingdom of Jordan 144A 5.750%, 1/31/27(2)	1,075		1,018
Kingdom of Morocco 144A 5.500%, 12/11/42(2)	800		840
Provincia de Buenos Aires 144A 7.875%, 6/15/27(2)	1,180		987
Republic of Angola 144A 9.375%, 5/8/48(2)	330		348
Republic of Chile 5.500%, 8/5/20	474,000	CLP	742
Republic of Colombia 4.375%, 3/21/23	3,746,000	COP	1,201
Republic of Costa Rica
144A, 4.375%, 4/30/25(2)(16)	395		341
144A, 7.000%, 4/4/44(2)	200		176
Republic of Ecuador 144A 8.875%, 10/23/27(2)	920		873
Republic of Indonesia
FR70, 8.375%, 3/15/24	13,962,000	IDR	944
144A, 8.500%, 10/12/35(2)	1,635		2,240
Republic of Philippines 9.500%, 2/2/30	1,100		1,627
Republic of South Africa
Series 2023, 7.750%, 2/28/23	10,500	ZAR	726
5.650%, 9/27/47	510		465

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES—continued
Republic of Turkey 4.875%, 10/9/26	$1,195		$1,023
Russian Federation Series 6216 6.700%, 5/15/19	83,030	RUB	1,264
Sultanate of Oman
144A, 5.375%, 3/8/27(2)	1,135		1,101
144A, 5.625%, 1/17/28(2)	365		359
Ukraine
144A, 7.750%, 9/1/23(2)	525		515
144A, 7.750%, 9/1/26(2)	1,190		1,117
United Mexican States
Series M, 6.500%, 6/9/22	16,410	MXN	842
4.150%, 3/28/27	460		453
TOTAL FOREIGN GOVERNMENT SECURITIES (Identified Cost $28,000)			24,545

MORTGAGE-BACKED SECURITIES—12.2%

Agency—1.1%
Federal National Mortgage Association
Pool #AX2491, 4.000%, 10/1/44	834		844
Pool #MA3088, 4.000%, 8/1/47	2,326		2,350

			3,194

Non-Agency—11.1%
Agate Bay Mortgage Trust 2016-3, A5 144A 3.500%, 8/25/46(1)(2)	613		607
American Homes 4 Rent Trust
2014-SFR2, C 144A, 4.705%, 10/17/36(2)	915		941
2015-SFR2, C 144A, 4.691%, 10/17/45(2)	1,011		1,043
2015-SFR1, A 144A, 3.467%, 4/17/52(2)	656		645
Ameriquest Mortgage Securities, Inc. Pass-Through Certificates, 2003-AR3, M4 , (1 month LIBOR – 5.850%) 3.796%, 6/25/33(1)	969		962
AMSR Trust 2016-SFR1, D 144A , (1 month LIBOR + 2.400%) 4.558%, 11/17/33(1)(2)	765		768
Angel Oak Mortgage Trust I LLC 2018-2, A1 144A 3.674%, 7/27/48(1)(2)	312		312
Banc of America Funding Trust 2004-D, 5A1, 3.651%, 1/25/35(1)	647		647
2005-1, 1A1, 5.500%, 2/25/35	292		293
2006-2, 3A1, 6.000%, 3/25/36	145		145
Bank of America (Countrywide) Asset-Backed Certificates 2005-1, AF5A 4.989%, 7/25/35(1)	618		633
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 2004-22CB, 1A1, 6.000%, 10/25/34	281		289
2004-24CB, 1A1, 6.000%, 11/25/34	64		65
Bayview Opportunity Master Fund IVa Trust 2016-SPL1, B1 144A, 4.250%, 4/28/55(2)	625		632
2017-SPL5, B1 144A, 4.000%, 6/28/57(1)(2)	700		700
Bayview Opportunity Master Fund IVb Trust 2016-SPL2, B1 144A 4.250%, 6/28/53(1)(2)	445		450
Caesars Palace Las Vegas Trust 2017-VICI, C 144A 4.138%, 10/15/34(2)	630		632
Citigroup Mortgage Loan Trust, Inc. 2015-A, A1 144A 3.500%, 6/25/58(1)(2)	361		358
Colony Starwood Homes Trust 2016-2A, C 144A, (1 month LIBOR + 2.150%) 4.308%, 12/17/33(1)(2)	770		772

See Notes to Financial Statements

53

NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Non-Agency—continued
COLT Mortgage Loan Trust Funding LLC 2017-1, A3 144A, 3.074%, 5/27/47(1)(2)	$300	$297
2018-1, A1 144A, 2.930%, 2/25/48(1)(2)	509	506
Credit Suisse Commercial Mortgage-Backed Trust 2006-8, 3A1 6.000%, 10/25/21	160	146
Credit Suisse Mortgage Capital Trust 2014-IVR2, A2 144A 3.760%, 4/25/44(1)(2)	256	254
Deephaven Residential Mortgage Trust 2017-1A, A2 144A, 2.928%, 12/26/46(1)(2)	236	234
2017-2A, A2 144A, 2.606%, 6/25/47(1)(2)	164	162
GAHR Commercial Mortgage Trust 2015-NRF, CFX 144A 3.495%, 12/15/34(1)(2)	600	598
Galton Funding Mortgage Trust 2017-1, A21 144A, 3.500%, 7/25/56(1)(2)	386	381
2018-1, A23 144A, 3.500%, 11/25/57(1)(2)	533	523
GSAA Home Equity Trust 2005-12, AF3W 4.999%, 9/25/35(1)	212	214
Homeward Opportunities Fund I Trust 2018-1, A1 144A 3.766%, 6/25/48(1)(2)	608	608
JPMorgan Chase Mortgage Trust 2014-5, B2 144A, 2.988%, 10/25/29(1)(2)	335	311
2016-1, M2 144A, 3.750%, 4/25/45(1)(2)	602	590
2016-2, M2 144A, 3.750%, 12/25/45(1)(2)	762	746
2017-4, A3 144A, 3.500%, 11/25/48(1)(2)	438	425
MASTR Alternative Loan Trust 2005-5, 2A3, 5.500%, 7/25/25	536	541
2005-2, 2A1, 6.000%, 1/25/35	334	346
MASTR Specialized Loan Trust 2005-3, A2 144A 5.704%, 11/25/35(1)(2)	166	168
MetLife Securitization Trust 2017-1A, M1 144A 3.659%, 4/25/55(1)(2)	425	416
New Residential Mortgage Loan Trust 2016-4A, B1A 144A, 4.500%, 11/25/56(1)(2)	661	669
2017-2A, A3 144A, 4.000%, 3/25/57(1)(2)	355	356
2018-1A, A1A 144A, 4.000%, 12/25/57(1)(2)	540	542
Oak Hill Advisors Residential Loan Trust 2017-NPL2, A1 144A 3.000%, 7/25/57(1)(2)	573	564
One Market Plaza Trust 2017-1MKT, A 144A 3.614%, 2/10/32(2)	795	790
Pretium Mortgage Credit Partners I LLC 2017-NPL5, A1 144A, 3.327%, 12/30/32(1)(2)	278	277
2017-NPL2, A1 144A, 3.250%, 3/28/57(1)(2)	302	301
Progress Residential Trust 2017-SFR1, B 144A, 3.017%, 8/17/34(2)	385	371
2018-SFR1, B 144A, 3.484%, 3/17/35(2)	725	712
2018-SFR2, B 144A, 3.841%, 8/17/35(2)	445	442
RCO Mortgage LLC 2017-1, A1 144A 3.375%, 8/25/22(1)(2)	682	678
Resecuritization Pass-Through Trust 2005-8R, A5 6.000%, 10/25/34	242	244
Residential Asset Securitization Trust 2005-A1, A3 5.500%, 4/25/35	504	518
RETL 2018-RVP, C 144A , (1 month LIBOR + 2.050%) 4.208%, 3/15/33(1)(2)	158	159
Sequoia Mortgage Trust 2013-8, B1 3.529%, 6/25/43(1)	700	676
Towd Point Mortgage Trust
2015-1, A2 144A, 3.250%, 10/25/53(1)(2)	555	546
2016-1, M1 144A, 3.500%, 2/25/55(1)(2)	380	372
2015-6, M1 144A, 3.750%, 4/25/55(1)(2)	760	751
2015-5, A2 144A, 3.500%, 5/25/55(1)(2)	690	681
2017-1, M1 144A, 3.750%, 10/25/56(1)(2)	450	441

	PAR VALUE	VALUE

Non-Agency—continued
2018-4, A1 144A, 3.000%, 6/25/58(1)(2)	$346	$334
2015-2, 1M1 144A, 3.250%, 11/25/60(1)(2)	1,920	1,843
Tricon American Homes Trust 2017-SFR1, A 144A 2.716%, 9/17/34(2)	185	178
Vericrest Opportunity Loan Trust LVI LLC 2017-NPL3, A1 144A 3.500%, 3/25/47(1)(2)	872	868
Vericrest Opportunity Loan Trust LXIII LLC 2017-NP10, A1 144A 3.000%, 10/25/47(1)(2)	244	241
Vericrest Opportunity Loan Trust LXIV LLC 2017-NP11, A1 144A 3.375%, 10/25/47(1)(2)	446	443
Verus Securitization Trust 2018-1, A1 144A 2.929%, 2/25/48(1)(2)	577	570
VSD 2017-PLT1, A 3.600%, 12/25/43	149	149
Wells Fargo Commercial Mortgage Trust 2015-LC20, B 3.719%, 4/15/50	875	852

		33,928
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $37,543)		37,122

ASSET-BACKED SECURITIES—6.5%

Automobiles—3.5%
ACC Trust 2018-1, B 144A 4.820%, 5/20/21(2)	685	684
American Credit Acceptance Receivables Trust 2018-1, C 144A 3.550%, 4/10/24(2)	1,105	1,103
CarNow Auto Receivables Trust 2016-1A, D 144A 7.340%, 11/15/21(2)	745	749
Chrysler Capital Auto Receivables Trust 2016-BA, D 144A 3.510%, 9/15/23(2)	860	850
DT Auto Owner Trust 2017-2A, D 144A 3.890%, 1/15/23(2)	1,180	1,182
Flagship Credit Auto Trust 2015-1, D 144A, 5.260%, 7/15/21(2)	885	899
2014-1, E 144A, 5.710%, 8/16/21(2)	665	667
GLS Auto Receivables Trust 2017-1A, B 144A, 2.980%, 12/15/21(2)	1,180	1,171
2017-1A, C 144A, 3.500%, 7/15/22(2)	1,180	1,172
2018-1A, B 144A, 3.520%, 8/15/23(2)	1,155	1,147
Skopos Auto Receivables Trust 2018-1A, B 144A 3.930%, 5/16/22(2)	1,015	1,011

		10,635

Other—3.0%
Aqua Finance Trust 2017-A, A 144A 3.720%, 11/15/35(2)	923	902
Arbys Funding LLC 2015-1A, A2 144A 4.969%, 10/30/45(2)	914	921
CLUB Credit Trust 2017-P1, B 144A 3.560%, 9/15/23(2)	750	746
DB Master Finance LLC 2017-1A, A2I 144A 3.629%, 11/20/47(2)	933	909
Drug Royalty III LP 1 2016-1A, A 144A 3.979%, 4/15/27(2)	552	552
HOA Funding LLC 2014-1A, A2 144A 4.846%, 8/20/44(2)	1,017	1,004
Mariner Finance Issuance Trust 2017-AA, A 144A 3.620%, 2/20/29(2)	775	775

See Notes to Financial Statements

54

NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Other—continued
Prosper Marketplace Issuance Trust 2017-1A, B 144A, 3.650%, 6/15/23(2)	$848	$849
2017-2A, B 144A, 3.480%, 9/15/23(2)	740	739
TGIF Funding LLC 2017-1A, A2 144A 6.202%, 4/30/47(2)	1,102	1,102
Upstart Securitization Trust 2018-1, B 144A 3.887%, 8/20/25(2)	730	728

		9,227
TOTAL ASSET-BACKED SECURITIES (Identified Cost $19,927)		19,862

CORPORATE BONDS AND NOTES—49.0%

Consumer Discretionary—7.4%
Altice France S.A. 144A 7.375%, 5/1/26(2)	350	350
American Axle & Manufacturing, Inc. 6.250%, 3/15/26	50	49
Beazer Homes USA, Inc. 6.750%, 3/15/25	255	236
5.875%, 10/15/27	670	570
Boyd Gaming Corp. 6.000%, 8/15/26	195	196
Bunge Ltd. Finance Corp. 4.350%, 3/15/24	775	767
Caesars Resort Collection LLC 144A 5.250%, 10/15/25(2)	415	395
Cequel Communications Holdings I LLC 144A 7.500%, 4/1/28(2)	660	691
Charter Communications Operating LLC 4.500%, 2/1/24	495	497
4.908%, 7/23/25	860	873
Clear Channel Worldwide Holdings, Inc.
Series A, 7.625%, 3/15/20	250	251
Series B, 7.625%, 3/15/20	660	662
CSC Holdings LLC 144A 5.375%, 2/1/28(2)	200	191
Delta Merger Sub, Inc. 144A 6.000%, 9/15/26(2)	245	248
Discovery Communications LLC 3.950%, 3/20/28	900	854
DISH DBS Corp. 5.875%, 7/15/22	490	478
7.750%, 7/1/26	505	479
Dollar Tree, Inc. 4.000%, 5/15/25	515	505
Downstream Development Authority of The Quapaw Tribe of Oklahoma 144A 10.500%, 2/15/23(2)	345	353
Ford Motor Credit Co., LLC 4.389%, 1/8/26	925	881
frontdoor, Inc. 144A 6.750%, 8/15/26(2)	580	597
Gateway Casinos & Entertainment Ltd. 144A 8.250%, 3/1/24(2)	580	610
GLP Capital LP 5.250%, 6/1/25	600	609
Graham Holdings Co. 144A 5.750%, 6/1/26(2)	910	932
Hilton Domestic Operating Co., Inc. 144A 5.125%, 5/1/26(2)	790	785
iHeartCommunications, Inc. 9.000%, 12/15/19(8)	465	350
Lear Corp. 3.800%, 9/15/27	1,105	1,025

	PAR VALUE	VALUE

Consumer Discretionary—continued
Lennar Corp. 4.750%, 11/29/27	$770	$741
M/I Homes, Inc. 5.625%, 8/1/25	640	602
Marriott Ownership Resorts, Inc. 144A 6.500%, 9/15/26(2)	430	441
McGraw-Hill Global Education Holdings LLC 144A 7.875%, 5/15/24(2)(16)	590	529
MDC Holdings, Inc. 5.500%, 1/15/24	715	713
Meredith Corp. 144A 6.875%, 2/1/26(2)(16)	500	513
MGM Resorts International 5.750%, 6/15/25	780	782
Neiman Marcus Group Ltd. 144A 8.000%, 10/15/21(2)	590	388
Scientific Games International, Inc. 6.625%, 5/15/21	440	438
Tenneco, Inc. 5.000%, 7/15/26	900	800
Vista Outdoor, Inc. 5.875%, 10/1/23	705	691
Weekley Homes LLC 6.625%, 8/15/25	785	748
William Lyon Homes, Inc. 6.000%, 9/1/23	940	907

		22,727

Consumer Staples—1.4%
Albertsons’s Cos LLC 5.750%, 3/15/25	360	322
BAT Capital Corp. 144A 3.557%, 8/15/27(2)	1,125	1,047
CVS Health Corp. 4.300%, 3/25/28	1,065	1,054
Kronos Acquisition Holdings, Inc. 144A 9.000%, 8/15/23(2)	825	778
Safeway, Inc. 7.250%, 2/1/31(16)	425	405
Sigma Finance Netherlands BV 144A 4.875%, 3/27/28(2)	800	785

		4,391

Energy—9.4%
Afren plc 144A 11.500%, 2/1/20(2)(8)(18)	464	—	(9)
Alta Mesa Holdings LP 7.875%, 12/15/24	385	366
American Midstream Partners LP 144A 9.500%, 12/15/21(2)	295	295
Anadarko Finance Co. Series B 7.500%, 5/1/31	245	300
Anadarko Petroleum Corp. 6.600%, 3/15/46	460	540
Blue Racer Midstream LLC 144A 6.625%, 7/15/26(2)	860	876
Bristow Group, Inc. 144A 8.750%, 3/1/23(2)(16)	330	323
Callon Petroleum Co. 6.125%, 10/1/24	708	720
CGG SA 144A 6.312%, 2/21/24(2)	227	266
Cheniere Corpus Christi Holdings LLC 7.000%, 6/30/24	515	564

See Notes to Financial Statements

55

NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Energy—continued
Cheniere Energy Partners LP 144A 5.625%, 10/1/26(2)	$380	$383
Chesapeake Energy Corp. 8.000%, 6/15/27(16)	715	729
Citgo Holding, Inc. 144A 10.750%, 2/15/20(2)	565	599
Continental Resources, Inc. 4.500%, 4/15/23	700	712
Denbury Resources, Inc. 144A, 9.250%, 3/31/22(2)	585	632
144A, 7.500%, 2/15/24(2)	375	386
Encana Corp. 8.125%, 9/15/30	330	422
Energy Transfer Equity LP 5.875%, 1/15/24	720	758
EP Energy LLC 144A, 9.375%, 5/1/24(2)	315	260
144A, 8.000%, 11/29/24(2)	445	448
144A, 7.750%, 5/15/26(2)	465	476
Geopark Ltd. 144A 6.500%, 9/21/24(2)	760	764
HollyFrontier Corp. 5.875%, 4/1/26	900	959
Jagged Peak Energy LLC 144A 5.875%, 5/1/26(2)	810	806
KazMunayGas National Co. JSC 144A 4.750%, 4/19/27(2)	1,165	1,167
Kinder Morgan, Inc. 7.750%, 1/15/32	1,115	1,407
MPLX LP 4.000%, 3/15/28	422	406
Nabors Industries, Inc.
5.500%, 1/15/23(16)	710	697
144A, 5.750%, 2/1/25(2)	175	168
Odebrecht Offshore Drilling Finance Ltd. PIK Interest Capitalization, 144A 7.720%, 12/1/26(2)(12)	809	231
Odebrecht Oil & Gas Finance Ltd. 144A 0.000%, 12/31/49(2)	124	2
Petrobras Global Finance BV 7.375%, 1/17/27	1,957	1,981
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(2)(8)	1,580	346
Petroleos Mexicanos
4.875%, 1/24/22	375	379
6.500%, 3/13/27	675	690
6.500%, 6/2/41	465	436
6.375%, 1/23/45	610	563
PTTEP Treasury Center Co., Ltd. 144A 4.875%(2)(4)	315	315
Range Resources Corp. 4.875%, 5/15/25	970	918
Sabine Pass Liquefaction LLC 4.200%, 3/15/28	320	310
Sanchez Energy Corp. 144A 7.250%, 2/15/23(2)(16)	430	424
Seven Generations Energy Ltd. 144A 5.375%, 9/30/25(2)	725	705
Sinopec Group Overseas Development 2017 Ltd. 144A 3.625%, 4/12/27(2)	500	474
State Oil Co. of the Azerbaijan Republic RegS 6.950%, 3/18/30(3)	855	925
Sunoco LP
144A, 5.500%, 2/15/26(2)	230	222
144A, 5.875%, 3/15/28(2)	195	187

	PAR VALUE		VALUE

Energy—continued
Targa Resources Partners LP 144A 5.875%, 4/15/26(2)	$815		$840
Transocean, Inc. 144A,
9.000%, 7/15/23(2)	345		375
6.800%, 3/15/38	210		182
Valero Energy Partners LP 4.500%, 3/15/28	880		864
Vine Oil & Gas LP 144A 8.750%, 4/15/23(2)	655		640
Weatherford International Ltd. 9.875%, 2/15/24	210		205

			28,643

Financials—10.9%
Acrisure LLC 144A 7.000%, 11/15/25(2)	895		834
AerCap Ireland Capital DAC 3.650%, 7/21/27	975		894
Allstate Corp. (The) Series B 5.750%, 8/15/53(5)	845		870
Athene Holding Ltd. 4.125%, 1/12/28	935		873
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(2)	725		711
Aviation Capital Group LLC 144A 3.500%, 11/1/27(2)	1,005		917
Banco Bilbao Vizcaya Argentaria Bancomer S.A.
144A, 6.500%, 3/10/21(2)	425		444
144A, 5.125%, 1/18/33(2)	1,090		991
Banco de Bogota S.A. 144A 6.250%, 5/12/26(2)	530		552
Bank of America Corp. 4.200%, 8/26/24	1,977		1,986
Bank of China Ltd. 144A 5.000%, 11/13/24(2)	875		892
Bank of Montreal 3.803%, 12/15/32	529		494
Brighthouse Financial, Inc. 3.700%, 6/22/27	1,155		1,025
BrightSphere Investment Group plc 4.800%, 7/27/26	785		762
Capital One Financial Corp. 3.750%, 7/28/26	1,030		961
Development Bank of Kazakhstan JSC 144A 8.950%, 5/4/23(2)(18)	160,000	KZT	431
Discover Bank 4.682%, 8/9/28	865		856
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(2)	915		918
E*TRADE Financial Corp. 4.500%, 6/20/28	1,035		1,035
Fairfax Financial Holdings Ltd. 144A 4.850%, 4/17/28(2)	1,000		988
FS Investment Corp.
4.250%, 1/15/20	525		525
4.750%, 5/15/22	200		199
Goldman Sachs Group, Inc. (The), (3 month LIBOR + 1.170%) 3.484%, 5/15/26(1)	845		846
Grupo de Inversiones Suramericana S.A. 144A 5.500%, 4/29/26(2)	725		741
ICAHN Enterprises LP 6.375%, 12/15/25	645		647
ING Groep N.V. 6.000%(4)(5)	665		663

See Notes to Financial Statements

56

NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Financials—continued
Jefferies Financial Group, Inc. 5.500%, 10/18/23	$575	$595
Jefferies Group LLC 4.850%, 1/15/27	360	354
Lincoln National Corp., (3 month LIBOR + 2.040%) 4.388%, 4/20/67(1)(5)	300	276
Morgan Stanley 3.125%, 7/27/26	850	791
Navient Corp.
7.250%, 9/25/23	160	170
6.750%, 6/25/25	580	584
Prudential Financial, Inc. 5.875%, 9/15/42	485	513
Santander Holdings USA, Inc. 4.400%, 7/13/27	700	669
Sberbank of Russia 144A 5.500%, 2/26/24(2)(14)	450	448
Springleaf Finance Corp. 7.125%, 3/15/26	420	419
Synchrony Financial 3.950%, 12/1/27	1,685	1,527
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)	740	736
Tempo Acquisition LLC 144A 6.750%, 6/1/25(2)	830	807
Toronto-Dominion Bank (The) 3.625%, 9/15/31	910	855
Turkiye Vakiflar Bankasi TAO 144A 5.625%, 5/30/22(2)	510	443
Voya Financial, Inc. 5.650%, 5/15/53	705	711
Wells Fargo & Co. Series S 5.900%, 8/15/27	2,210	2,243

		33,196

Health Care—3.6%
Anthem, Inc. 3.650%, 12/1/27	265	252
Avantor, Inc.
144A, 6.000%, 10/1/24(2)	345	350
144A, 9.000%, 10/1/25(2)	650	670
Bausch Health Cos., Inc.
144A, 7.500%, 7/15/21(2)	115	117
144A, 6.500%, 3/15/22(2)	70	73
144A, 7.000%, 3/15/24(2)	75	79
144A, 6.125%, 4/15/25(2)	325	309
144A, 5.500%, 11/1/25(2)	835	834
144A, 9.250%, 4/1/26(2)	220	237
Bayer US Finance II LLC 144A 3.875%, 12/15/23(2)	695	690
Centene Corp. 144A 5.375%, 6/1/26(2)	240	246
Concordia International Corp. 8.000%, 9/6/24	119	116
DJO Finco, Inc. 144A 8.125%, 6/15/21(2)	290	296
Eagle Holding Co. II, LLC PIK Interest Capitalization, 144A 7.625%, 5/15/22(2)(12)	380	385
Endo Finance LLC 144A 5.375%, 1/15/23(2)	520	458
Envision Healthcare Corp. 144A 6.250%, 12/1/24(2)	130	140

	PAR VALUE	VALUE

Health Care—continued
Halfmoon Parent, Inc.
144A, 4.125%, 11/15/25(2)	$655	$653
144A, 4.375%, 10/15/28(2)	66	66
HCA, Inc. 5.375%, 2/1/25	365	372
HLF Financing S.a.r.l. LLC 144A 7.250%, 8/15/26(2)	865	879
MPH Acquisition Holdings LLC 144A 7.125%, 6/1/24(2)	305	317
Mylan NV 3.950%, 6/15/26	985	932
Ortho-Clinical Diagnostics, Inc. 144A 6.625%, 5/15/22(2)	350	342
Surgery Center Holdings, Inc.
144A, 8.875%, 4/15/21(2)	475	495
144A, 6.750%, 7/1/25(2)	155	148
Tenet Healthcare Corp.
8.125%, 4/1/22	175	185
7.000%, 8/1/25(16)	650	642
Teva Pharmaceutical Finance Netherlands III BV 3.150%, 10/1/26	510	424
West Street Merger Sub, Inc. 144A 6.375%, 9/1/25(2)	460	436

		11,143

Industrials—3.4%
Ashtead Capital, Inc. 144A 4.375%, 8/15/27(2)	1,090	1,035
Bombardier, Inc. 144A 6.125%, 1/15/23(2)	345	346
CNH Industrial N.V.
4.500%, 8/15/23	708	719
3.850%, 11/15/27	522	494
DP World Ltd. 144A 6.850%, 7/2/37(2)	400	458
Garda World Security Corp. 144A 8.750%, 5/15/25(2)	375	367
Hillman Group, Inc. (The) 144A 6.375%, 7/15/22(2)	300	270
Hulk Finance Corp. 144A 7.000%, 6/1/26(2)	730	705
Latam Finance Ltd. 144A 6.875%, 4/11/24(2)	395	384
New Enterprise Stone & Lime Co., Inc. 144A 10.125%, 4/1/22(2)	60	64
Oshkosh Corp. 4.600%, 5/15/28	1,102	1,090
Pitney Bowes, Inc. 4.375%, 5/15/22	939	870
Titan Acquisition Ltd. 144A 7.750%, 4/15/26(2)	495	429
Topaz Marine S.A. 144A 9.125%, 7/26/22(2)	665	682
TransDigm, Inc.
6.500%, 7/15/24	525	538
6.500%, 5/15/25	230	234
US Airways 2012-1 Class B Pass-Through Trust 8.000%, 4/1/21	851	887
Wrangler Buyer Corp. 144A 6.000%, 10/1/25(2)	684	663

		10,235

See Notes to Financial Statements

57

NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Information Technology—2.3%
Arrow Electronics, Inc. 3.875%, 1/12/28	$860	$801
Banff Merger Sub, Inc. 144A 9.750%, 9/1/26(2)	95	96
Broadcom Corp. 3.125%, 1/15/25	1,595	1,481
CDK Global, Inc. 5.875%, 6/15/26	805	832
Citrix Systems, Inc. 4.500%, 12/1/27	940	905
Dell International LLC
144A, 5.450%, 6/15/23(2)	150	158
144A, 8.100%, 7/15/36(2)	295	354
Everi Payments, Inc. 144A 7.500%, 12/15/25(2)	215	217
Exela Intermediate LLC 144A 10.000%, 7/15/23(2)	565	602
Radiate Holdco LLC
144A, 6.875%, 2/15/23(2)	150	144
144A, 6.625%, 2/15/25(2)(16)	745	697
VMware, Inc. 3.900%, 8/21/27	636	601

		6,888

Materials—4.8%
Alpek SAB de C.V. 144A 5.375%, 8/8/23(2)	1,110	1,135
Anglo American Capital plc 144A 4.000%, 9/11/27(2)	1,200	1,105
ArcelorMittal 6.125%, 6/1/25	870	945
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(2)(5)	1,015	1,113
Equate Petrochemical BV 144A 4.250%, 11/3/26(2)	765	752
Fibria Overseas Finance Ltd. 4.000%, 1/14/25	1,297	1,202
FMG Resources August 2006 Pty Ltd. 144A 5.125%, 3/15/23(2)	540	534
Glencore Funding LLC 144A 4.000%, 3/27/27(2)	950	891
Hexion, Inc. 6.625%, 4/15/20	520	489
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(2)	335	330
James Hardie International Finance DAC 144A 5.000%, 1/15/28(2)	740	699
Kraton Polymers LLC 144A 7.000%, 4/15/25(2)	495	509
NOVA Chemicals Corp.
144A, 4.875%, 6/1/24(2)	275	265
144A, 5.000%, 5/1/25(2)	610	580
Platform Specialty Products Corp. 144A 5.875%, 12/1/25(2)	795	784
PQ Corp. 144A 5.750%, 12/15/25(2)	270	268
Rusal Capital Designated Activity Co. 144A 5.125%, 2/2/22(2)	930	604
Schweitzer-Mauduit International, Inc. 144A 6.875%, 10/1/26(2)	310	316
Severstal OAO Via Steel Capital S.A. 144A 5.900%, 10/17/22(2)(14)	275	282

	PAR VALUE		VALUE

Materials—continued
Syngenta Finance N.V. 144A 4.441%, 4/24/23(2)	$315		$313
Teck Resources Ltd. 144A 8.500%, 6/1/24(2)	200		219
Trident Merger Sub, Inc. 144A 6.625%, 11/1/25(2)	510		483
United States Steel Corp. 6.250%, 3/15/26	790		783

			14,601

Real Estate—1.7%
EPR Properties 4.750%, 12/15/26	815		799
Healthcare Trust of America Holdings LP 3.750%, 7/1/27	455		428
Hospitality Properties Trust 4.950%, 2/15/27	925		906
LifeStorage LP 3.875%, 12/15/27	385		362
MPT Operating Partnership LP
5.500%, 5/1/24	380		384
5.000%, 10/15/27	345		334
Physicians Realty LP 4.300%, 3/15/27	790		760
Select Income REIT 4.500%, 2/1/25	900		863
Welltower, Inc. 4.250%, 4/15/28	259		256

			5,092

Telecommunication Services—3.1%
Altice Luxembourg S.A. 144A 7.625%, 2/15/25(2)(16)	715		648
America Movil SAB de C.V. 6.450%, 12/5/22	5,000	MXN	245
AT&T, Inc.
(3 month LIBOR + 1.180%) 3.514%, 6/12/24(1)	630		633
5.250%, 3/1/37	155		154
4.800%, 6/15/44	580		534
5.650%, 2/15/47	300		307
Cincinnati Bell, Inc. 144A 7.000%, 7/15/24(2)	875		803
Digicel Group Ltd. 144A 8.250%, 9/30/20(2)	430		328
Digicel Ltd. 144A 6.750%, 3/1/23(2)(16)	570		475
Frontier Communications Corp.
8.500%, 4/15/20	290		293
7.625%, 4/15/24	830		535
144A, 8.500%, 4/1/26(2)	280		265
Sprint Corp.
7.875%, 9/15/23	270		291
7.625%, 3/1/26	275		291
Sprint Spectrum Co. LLC 144A 5.152%, 3/20/28(2)	995		1,000
T-Mobile USA, Inc. 4.500%, 2/1/26	840		801
Telenet Finance Luxembourg Notes S.a.r.l. 144A 5.500%, 3/1/28(2)	800		752
West Corp. 144A 8.500%, 10/15/25(2)	250		229

See Notes to Financial Statements

58

NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Telecommunication Services—continued
Windstream Services LLC
144A, 10.500%, 6/30/24(2)	$365	$310
144A, 8.625%, 10/31/25(2)	635	610

		9,504

Utilities—1.0%
Enel Finance International NV 144A 4.625%, 9/14/25(2)	695	680
Eskom Holdings SOC Ltd. 144A 7.125%, 2/11/25(2)	600	576
Ferrellgas Partners LP 8.625%, 6/15/20	155	147
Perusahaan Listrik Negara PT 144A 4.125%, 5/15/27(2)	1,000	936
TerraForm Power Operating LLC 144A 5.000%, 1/31/28(2)	665	619
Texas Competitive Electric Escrow Series A 0.000%, 11/1/36(2)(11)	200	—
Texas Competitive Electric Holdings Co. 144A 0.000%, 10/1/20(11)	375	—	(9)
Vistra Operations Co., LLC 144A 5.500%, 9/1/26(2)	105	106

		3,064
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $154,338)		149,484

LEVERAGED LOANS(1)—14.9%

Aerospace—0.3%
TransDigm, Inc.
Tranche F, (1 month LIBOR + 2.500%) 4.742%, 6/9/23	847	850
Tranche E, (1 month LIBOR + 2.500%) 4.742%, 5/30/25	219	220

		1,070

Chemicals—0.1%
New Arclin U.S. Holding Corp. First Lien, (3 month LIBOR + 3.500%) 5.886%, 2/14/24	394	397

Consumer Durables—0.2%
Global Appliance, Inc. Tranche B, (1 month LIBOR + 4.000%) 6.250%, 9/29/24	639	613

Consumer Non-Durables—0.8%
American Greetings Corp., (1 month LIBOR + 4.500%) 6.742%, 4/6/24	854	857
Herbalife Nutrition Ltd. Tranche B, (1 month LIBOR + 3.250%) 5.492%, 8/18/25	145	146
Kronos Acquisition Intermediate, Inc., (1 month LIBOR + 4.000%) 6.242%, 5/15/23	324	323
Parfums Holdings Co., Inc. First Lien, (2 month LIBOR + 4.250%) 6.529%, 6/30/24	356	357
Rodan & Fields LLC, (1 month LIBOR + 4.000%) 6.158%, 6/16/25	713	719
(1 month PRIME + 3.000%) 6.000%, 6/16/25	2	2

		2,404

	PAR VALUE	VALUE
Energy—0.7%
California Resources Corp., (1 month LIBOR + 10.375%) 12.617%, 12/31/21	$420	$465
Lotus Midstream LLC Tranche B, (3 month LIBOR + 3.250%) 0.000%, 9/26/25(6)	135	135
Medallion Midland Acquisition LLC, (1 month LIBOR + 3.250%) 5.492%, 10/30/24	591	586
Moda Ingleside Energy Center LLC, (3 month LIBOR + 3.250%) 0.000%, 9/29/25(6)	50	50
Seadrill Operating LP, (3 month LIBOR + 6.000%) 8.386%, 2/21/21	466	442
Traverse Midstream Partners LLC, (3 month LIBOR + 4.000%) 6.600%, 9/27/24	570	574

		2,252

Financial—1.2%
Asurion LLC Tranche B-2, (1 month LIBOR + 6.500%) 8.742%, 8/4/25	869	892
Blackhawk Network Holdings, Inc. First Lien, (3 month LIBOR + 3.000%) 5.386%, 6/15/25	439	441
Ditech Holding Corp. Tranche B, (1 month LIBOR + 6.000%) 8.242%, 6/30/22	882	831
Financial & Risk US Holdings, Inc., (3 month LIBOR + 3.750%) 0.000%, 10/1/25(6)	460	459
FinCo I LLC 2018 Replacement, (1 month LIBOR + 2.000%) 4.242%, 12/27/22	167	168
Genworth Holdings, Inc., (1 month LIBOR + 4.500%) 6.648%, 3/7/23	60	61
iStar, Inc., (1 month LIBOR + 2.750%) 4.893%, 6/28/23	673	673

		3,525

Food and Drug—0.2%
Albertson’s LLC Tranche B-4, (1 month LIBOR + 2.750%) 4.992%, 8/25/21	604	604

Food/Tobacco—0.2%
H-Food Holdings, LLC, (1 month LIBOR + 3.000%) 5.242%, 5/23/25	110	109
Milk Specialties Co., (1 month LIBOR + 4.000%) 6.242%, 8/16/23	549	549

		658

Forest Prod/Containers—0.1%
Spectrum Holdings III Corp. First Lien, (1 month LIBOR + 3.250%) 5.492%, 1/31/25	281	278

Gaming/Leisure—0.6%
Affinity Gaming, (1 month LIBOR + 3.250%) 5.492%, 7/1/23	509	506
Playa Resorts Holding B.V., (1 month LIBOR + 2.750%) 0.000%, 4/29/24(6)	493	489
Scientific Games International, Inc. Tranche B-5, (2 month LIBOR + 2.750%) 5.034%, 8/14/24	338	338
Stars Group Holdings B.V., (3 month LIBOR + 3.500%) 5.886%, 7/10/25	185	186
UFC Holdings LLC First Lien, (1 month LIBOR + 3.250%) 5.500%, 8/18/23	390	392

		1,911

See Notes to Financial Statements

59

NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Healthcare—1.3%
21st Century Oncology, Inc. Tranche B, (3 month LIBOR + 6.125%) 8.465%, 1/16/23	$158	$148
AHP Health Partners, Inc., (1 month LIBOR + 4.500%) 6.742%, 6/30/25	499	503
Auris LuxCo Tranche B, (3 month LIBOR + 3.750%) 0.000%, 7/24/25(6)	80	81
Bausch Health Cos., Inc., (1 month LIBOR + 3.000%) 5.104%, 6/2/25	102	103
CCS-CMGC Holdings, Inc., (3 month LIBOR + 5.500%) 0.000%, 9/25/25(6)	435	435
CHG Healthcare Services, Inc. First Lien, (3 month LIBOR + 3.000%) 5.306%, 6/7/23	570	573
Envision Healthcare Corp., (3 month LIBOR + 3.750%) 0.000%, 10/10/25(6)	641	637
Ortho-Clinical Diagnostics, Inc., (1 month LIBOR + 3.250%) 5.492%, 6/30/25	485	487
Prospect Medical Holdings, Inc. Tranche B-1, (1 month LIBOR + 5.500%) 7.625%, 2/22/24	343	348
Quorum Health Corp., (1 month LIBOR + 6.750%) 8.992%, 4/29/22	142	144
U.S. Renal Care, Inc. First Lien, (3 month LIBOR + 4.250%) 0.000%, 12/30/22(6)	375	365

		3,824

Housing—0.6%
84 Lumber Co. Tranche B-1, (1 month LIBOR + 5.250%) 7.466%, 10/25/23	444	447
American Builders & Contractors Supply Co., Inc. Tranche B-2, (1 month LIBOR + 2.000%) 0.000%, 10/31/23(6)	520	518
Capital Automotive LP Tranche B, (1 month LIBOR + 6.000%) 8.250%, 3/24/25	238	243
CPG International LLC, (3 month LIBOR + 3.750%) 6.251%, 5/5/24	567	571

		1,779

Information Technology—1.8%
Applied Systems, Inc. Second Lien, (3 month LIBOR + 7.000%) 9.386%, 9/19/25	100	101
BMC Software Finance, Inc., (3 month LIBOR + 4.250%) 0.000%, 10/2/25(6)	785	792
Intralinks, Inc. First Lien, (1 month LIBOR + 4.000%) 6.250%, 11/14/24	342	343
Kronos, Inc.
First Lien, (3 month LIBOR + 3.000%) 5.343%, 11/1/23	1,025	1,030
Second Lien, (3 month LIBOR + 8.250%) 10.593%, 11/1/24	193	197
Renaissance Holding Corp. First Lien, (1 month LIBOR + 3.250%) 5.492%, 5/30/25	848	846
SS&C Technologies Holdings, Inc.
Tranche B-3, (1 month LIBOR + 2.250%) 4.492%, 4/16/25	983	984
Tranche B-4, (1 month LIBOR + 2.250%) 4.492%, 4/16/25	382	382
Vertafore, Inc. First Lien, (1 month LIBOR + 3.250%) 5.492%, 7/2/25	750	753

		5,428

	PAR VALUE	VALUE
Manufacturing—1.0%
Accudyne Industries Borrower S.C.A., (1 month LIBOR + 3.000%) 5.242%, 8/18/24	$624	$626
Altra Industrial Motion Corp., (3 month LIBOR + 2.000%) 0.000%, 10/1/25(6)	80	80
CPI Acquisition, Inc. First Lien, (3 month LIBOR + 4.500%) 6.839%, 8/17/22	1,049	695
Deliver Buyer, Inc., (3 month LIBOR + 5.000%) 7.313%, 5/1/24	428	431
Filtration Group Corp., (1 month LIBOR + 3.000%) 5.242%, 3/29/25	781	786
Hillman Group, Inc. (The), (1 month LIBOR + 3.500%) 5.742%, 5/30/25	399	394

		3,012

Media/Telecom – Cable/Wireless Video—0.3%
Altice US Finance I Corp. 2017 Refinancing, (1 month LIBOR + 2.250%) 4.492%, 7/28/25	532	531
Telenet Financing USD LLC, (1 month LIBOR + 2.250%) 4.408%, 8/15/26	505	503

		1,034

Media/Telecom – Diversified Media—0.3%
Crown Finance US, Inc., (1 month LIBOR + 2.500%) 4.742%, 2/28/25	955	954

Media/Telecom – Telecommunications—0.7%
CenturyLink, Inc. Tranche B, (1 month LIBOR + 2.750%) 4.992%, 1/31/25	554	550
Securus Technologies Holdings, Inc.
(3 month LIBOR + 4.500%) 0.000%, 11/1/24(6)(15)	140	140
First Lien, (1 month LIBOR + 4.500%) 6.742%, 11/1/24	405	406
Second Lien, (1 month LIBOR + 8.250%) 10.492%, 11/1/25	390	390
TDC A/S Tranche B-2, (3 month LIBOR + 3.500%) 5.839%, 6/4/25	279	282
West Corp. Tranche B-1, (1 month LIBOR + 3.500%) 5.742%, 10/10/24	319	316

		2,084

Media/Telecom – Wireless Communications—0.0%
Digicel International Finance Ltd. Tranche B, (3 month LIBOR + 3.250%) 5.570%, 5/27/24	99	94

Metals/Minerals—0.8%
Contura Energy, Inc., (2 month LIBOR + 5.000%) 7.300%, 3/18/24	457	456
Covia Holdings Corp., (1 month LIBOR + 3.750%) 6.136%, 6/1/25	673	635
Graftech International Ltd., (1 month LIBOR + 3.500%) 5.742%, 2/12/25	1,205	1,212

		2,303

Retail—0.2%
Neiman Marcus Group Ltd. LLC, (1 month LIBOR + 3.250%) 5.370%, 10/25/20	685	635

See Notes to Financial Statements

60

NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Service—2.7%
Advantage Sales & Marketing, Inc. Tranche B-2, First Lien, (1 month LIBOR + 3.250%) 5.492%, 7/23/21	$430	$396
Carlisle Food Service Products, Inc.
First Lien, (3 month LIBOR + 1.000%) 1.000%, 3/20/25(15)	14	14
First Lien, (1 month LIBOR + 3.000%) 5.212%, 3/20/25	61	60
Hoya Midco LLC First Lien, (1 month LIBOR + 3.500%) 5.742%, 6/30/24	666	662
Laureate Education, Inc., (1 month LIBOR + 3.500%) 5.742%, 4/26/24	593	595
NAB Holdings LLC 2018 Refinancing, (3 month LIBOR + 3.000%) 5.386%, 7/1/24	854	843
One Call Corp. First Lien, (1 month LIBOR + 5.250%) 7.384%, 11/27/22	687	650
Pearl Intermediate Parent LLC First Lien,
(3 month LIBOR + 2.750%) 4.915%, 2/14/25	39	38
(3 month LIBOR + 1.000%) 1.000%, 2/14/25(15)	101	100
First Lien, (1 month LIBOR + 2.750%) 4.915%, 2/14/25	473	468
PI UK Holdco II Ltd. Tranche B-1, (1 month LIBOR + 3.500%) 5.742%, 1/3/25	1,040	1,036
Red Ventures LLC First Lien, (1 month LIBOR + 4.000%) 6.242%, 11/8/24	979	989
Sedgwick Claims Management Services, Inc. Second Lien, (1 month LIBOR + 5.750%) 8.008%, 2/28/22	945	947
SSH Group Holdings, Inc. First Lien, (3 month LIBOR + 4.250%) 6.590%, 7/30/25	445	449
St. George’s University Scholastic Services LLC
(3 month LIBOR + 3.500%) 3.500%, 7/17/25(15)	91	92
(1 month LIBOR + 3.500%) 5.750%, 7/17/25	294	297
TKC Holdings, Inc. First Lien, (1 month LIBOR + 3.750%) 6.000%, 2/1/23	473	473

		8,109

Utility—0.8%
APLP Holdings LP, (1 month LIBOR + 3.000%) 5.242%, 4/13/23	487	489
Brookfield WEC Holdings, Inc. (Westinghouse Electric Co., LLC)
First Lien, (1 month LIBOR + 3.750%) 5.992%, 8/1/25	570	577
Second Lien, (1 month LIBOR + 6.750%) 8.992%, 8/3/26	330	335
Talen Energy Supply LLC, (1 month LIBOR + 4.000%) 6.242%, 4/15/24	402	404
Vistra Operations Co., LLC
(1 month LIBOR + 2.000%) 4.242%, 8/4/23	319	319
(1 month LIBOR + 2.000%) 4.181%, 12/31/25	254	255

		2,379
TOTAL LEVERAGED LOANS (Identified Cost $45,612)		45,347

	SHARES		VALUE
PREFERRED STOCKS—3.2%

Financials—2.7%
Citigroup, Inc. Series P, 5.950%	610	(7)	$615
Huntington Bancshares, Inc. Series E, 5.700%	945	(7)	937
JPMorgan Chase & Co. Series Z, 5.300%	1,280	(7)	1,309
KeyCorp Series D, 5.000%	1,375	(7)	1,347
M&T Bank Corp. Series F, 5.125%	930	(7)	937
MetLife, Inc. Series D, 5.875%	478	(7)	489
PNC Financial Services Group, Inc. (The) Series R, 4.850%	965	(7)	963
Series S, 5.000%	775	(7)	772
Zions Bancorp 6.950%	38,525		1,082

			8,451

Industrials—0.5%
General Electric Co. Series D, 5.000%	1,485	(7)	1,448
TOTAL PREFERRED STOCKS (Identified Cost $9,759)			9,899

COMMON STOCKS—0.0%

Consumer Discretionary—0.0%
Mark IV Industries(18)	446		16

Energy—0.0%
Frontera Energy Corp.	6,656		93
TOTAL COMMON STOCKS (Identified Cost $120)			109

AFFILIATED MUTUAL FUND(13)—3.0%
Virtus Newfleet Credit Opportunities Fund Class R6	934,418		9,036
TOTAL AFFILIATED MUTUAL FUND (Identified Cost $9,341)			9,036

RIGHTS—0.0%

Utilities—0.0%
Vistra Energy Corp.(18)	6,252		5
TOTAL RIGHTS (Identified Cost $5)			5
TOTAL LONG-TERM INVESTMENTS—99.2%
(Identified Cost $311,736)			302,496	(10)

SECURITIES LENDING COLLATERAL—1.9%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(13)(17)	5,808,122		5,808
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $5,808)			5,808
TOTAL INVESTMENTS—101.1% (Identified Cost $317,544)			308,304
Other assets and liabilities, net—(1.1)%			(3,206)

NET ASSETS—100.0%			$305,098

See Notes to Financial Statements

61

NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

Abbreviations:

LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Footnote Legend:

(1)

Variable rate security. Rate disclosed is as of September 30, 2018. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $128,188 or 42.0% of net assets.

(3)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(4)	No contractual maturity date.
(5)	Interest payments may be deferred.
(6)	This loan will settle after September 30, 2018, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(7)	Value shown as par value.
(8)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(9)	Amount is less than $500.
(10)	All or a portion of the Fund’s assets have been segregated for delayed delivery securities.
(11)

Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

(12)	100% of the income received was in cash.
(13)	Shares of this fund are publicly offered, and its prospectus and annual reports are publicly available.
(14)

This Note was issued for the sole purpose of funding a leveraged loan between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.

(15)	Represents the unfunded portion of security and commitment fee earned on this portion.
(16)	All or a portion of security is on loan.
(17)	Represents security purchased with cash collateral received for securities on loan.
(18)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located at the end of the Schedule of Investments.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
KZT	Kazakhstani Tenge
MXN	Mexican Peso
RUB	Russian Ruble
ZAR	South African Rand

Country Weightings (Unaudited)†
United States (includes securities lending collateral)	75%
Canada	3
Netherlands	3
Luxembourg	2
Mexico	2
Cayman Islands	1
Indonesia	1
Other	13
Total	100%
† % of total investments as of September 30, 2018.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

62

NEWFLEET MULTI-SECTOR INTERMEDIATE BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$19,862	$—	$19,862	$—
Corporate Bonds and Notes	149,484	—	149,053	431
Foreign Government Securities	24,545	—	24,545	—
Leveraged Loans	45,347	—	45,347	—
Mortgage-Backed Securities	37,122	—	37,122	—
Municipal Bonds	449	—	449	—
U.S. Government Securities	6,638	—	6,638	—
Equity Securities:
Common Stocks	109	93	—	16
Preferred Stocks	9,899	1,082	8,817	—
Rights	5	—	—	5
Affiliated Mutual Fund	9,036	9,036	—	—
Securities Lending Collateral	5,808	5,808	—	—

Total Investments	$308,304	$16,019	$291,833	$452

There were no transfers into or out of Level 3 related to securities held as of September 30, 2018.

Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

Management has determined that the amount of Level 3 securities compared to total net assets is de minimis; therefore, the rollforward of Level 3 securities and assumptions are not shown for the year ended September 30, 2018.

See Notes to Financial Statements

63

NEWFLEET SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES—0.1%

Non-Agency—0.1%
Home Equity Loan Trust 2007-HSA3, AI4 6.110%, 6/25/37(1)	$429	$429
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $430)		429

CORPORATE BONDS AND NOTES—3.9%

Consumer Discretionary—0.3%
DISH DBS Corp. 5.875%, 7/15/22	575	561
TRI Pointe Group, Inc. 4.875%, 7/1/21	1,165	1,165

		1,726

Consumer Staples—0.2%
Dole Food Co., Inc. 144A 7.250%, 6/15/25(2)	855	834

Energy—1.0%
Alta Mesa Holdings LP 7.875%, 12/15/24	765	727
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	895	914
Chesapeake Energy Corp. 6.625%, 8/15/20	905	946
Denbury Resources, Inc.
144A, 9.250%, 3/31/22(2)	298	322
144A, 7.500%, 2/15/24(2)	620	638
Energy Transfer Equity LP 4.250%, 3/15/23	515	512
EP Energy LLC 144A 8.000%, 11/29/24(2)	835	841
Sunoco LP 144A 4.875%, 1/15/23(2)	295	292

		5,192

Financials—0.3%
iStar, Inc. 5.250%, 9/15/22	280	276
Springleaf Finance Corp. 6.125%, 5/15/22	1,105	1,136

		1,412

Health Care—0.7%
Bausch Health Cos., Inc. 144A 5.500%, 11/1/25(2)	925	923
Eagle Holding Co. II, LLC PIK Interest Capitalization, 144A 7.625%, 5/15/22(2)(3)	385	390
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(2)	435	453
Tenet Healthcare Corp. 4.625%, 7/15/24	1,535	1,492

		3,258

Information Technology—0.5%
Exela Intermediate LLC 144A 10.000%, 7/15/23(2)	1,435	1,530

	PAR VALUE	VALUE

Information Technology—continued
First Data Corp.
144A, 5.000%, 1/15/24(2)	$600	$603
144A, 5.750%, 1/15/24(2)	225	228

		2,361

Materials—0.7%
Ardagh Packaging Finance plc 144A 6.000%, 2/15/25(2)	785	771
BWAY Holding Co. 144A 5.500%, 4/15/24(2)	1,160	1,141
FMG Resources August 2006 Pty Ltd. 144A 5.125%, 3/15/23(2)	525	519
Hexion, Inc. 6.625%, 4/15/20	645	606
NOVA Chemicals Corp.
144A, 4.875%, 6/1/24(2)	290	279
144A, 5.000%, 5/1/25(2)	185	176

		3,492

Telecommunication Services—0.2%
T-Mobile USA, Inc.
0.000%, 4/15/24(6)	1,090	—
6.000%, 4/15/24	1,090	1,130

		1,130

Utilities—0.0%
Texas Competitive Electric Holdings Co. 144A 0.000%, 10/1/20(2)(6)	9,165	7
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $19,613)		19,412

LEVERAGED LOANS(1)—101.8%

Aerospace—2.1%
American Airlines, Inc.
Tranche B, (1 month LIBOR + 2.000%) 4.242%, 4/28/23	1,186	1,179
2018 Replacement, (1 month LIBOR + 1.750%) 3.980%, 6/27/25	1,763	1,728
TransDigm, Inc.
Tranche F, (1 month LIBOR + 2.500%) 4.742%, 6/9/23	6,526	6,548
Tranche G, (1 month LIBOR + 2.500%) 4.742%, 8/22/24	1,007	1,010
Tranche E, (1 month LIBOR + 2.500%) 4.742%, 5/30/25	234	235

		10,700

Chemicals—3.5%
Alpha 3 B.V. Tranche B-1, (3 month LIBOR + 3.000%) 5.386%, 1/31/24	952	957
H.B. Fuller Co., (1 month LIBOR + 2.000%) 4.165%, 10/20/24	1,209	1,207
Ineos U.S. Finance LLC, (1 month LIBOR + 2.000%) 4.242%, 4/1/24	5,340	5,348
Kraton Polymers LLC, (1 month LIBOR + 2.500%) 4.742%, 3/8/25	573	575
MacDermid, Inc. Tranche B-7, (1 month LIBOR + 2.500%) 4.742%, 6/7/20	1,216	1,220

See Notes to Financial Statements

64

NEWFLEET SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Chemicals—continued
New Arclin U.S. Holding Corp. First Lien, (3 month LIBOR + 3.500%) 5.886%, 2/14/24	$798	$804
Omnova Solutions, Inc. Tranche B-2, (1 month LIBOR + 3.250%) 5.492%, 8/25/23	2,461	2,461
Univar USA, Inc. Tranche B-3, (1 month LIBOR + 2.250%) 4.492%, 7/1/24	2,694	2,699
Venator Materials Corp., (1 month LIBOR + 3.000%) 5.242%, 8/8/24	2,312	2,318

		17,589

Consumer Durables—0.9%
Fluidra, S.A., (1 month LIBOR + 2.250%) 4.492%, 7/2/25	1,332	1,338
Global Appliance, Inc. Tranche B, (1 month LIBOR + 4.000%) 6.250%, 9/29/24	1,678	1,611
Serta Simmons Bedding LLC First Lien, (1 month LIBOR + 3.500%) 5.610%, 11/8/23	1,688	1,522

		4,471

Consumer Non-Durables—3.7%
American Greetings Corp., (1 month LIBOR + 4.500%) 6.742%, 4/6/24	898	901
Diamond (BC) B.V., (1 month LIBOR + 3.000%) 5.242%, 9/6/24	1,772	1,736
Energizer Holdings, Inc. Tranche B, (3 month LIBOR + 2.250%) 0.000%, 6/20/25(4)	855	858
Herbalife Nutrition Ltd. Tranche B, (1 month LIBOR + 3.250%) 5.492%, 8/18/25	680	686
Isagenix International LLC Senior Lien, (3 month LIBOR + 5.750%) 8.136%, 6/14/25	1,620	1,616
Kronos Acquisition Intermediate, Inc., (1 month LIBOR + 4.000%) 6.242%, 5/15/23	2,663	2,649
Libbey Glass, Inc., (1 month LIBOR + 3.000%) 5.133%, 4/9/21	1,760	1,755
Parfums Holdings Co., Inc. First Lien, (2 month LIBOR + 4.250%) 6.529%, 6/30/24	1,590	1,596
Revlon Consumer Products Corp. Tranche B, (3 month LIBOR + 3.500%) 5.813%, 9/7/23	2,012	1,531
Rodan & Fields LLC, (1 month LIBOR + 4.000%) 6.185%, 6/16/25	1,820	1,837
(1 month PRIME + 3.000%) 6.000%, 6/16/25	5	5
SRAM LLC First Lien, (2 month LIBOR + 2.417%) 5.654%, 3/15/24	2,058	2,068
Zep, Inc. First Lien, (3 month LIBOR + 2.550%) 6.386%, 8/12/24	1,213	1,152

		18,390

Energy—3.5%
California Resources Corp., (1 month LIBOR + 4.750%) 6.962%, 12/31/22	1,000	1,015
Fieldwood Energy LLC
First Lien,, (1 month LIBOR + 2.250%) 7.492%, 4/11/22	733	736
Second Lien,, (1 month LIBOR + 7.250%) 9.492%, 4/11/23	989	958

	PAR VALUE	VALUE

Energy—continued
Gavilan Resources LLC Second Lien, (1 month LIBOR + 6.000%) 8.165%, 3/1/24	$790	$744
Lotus Midstream LLC Tranche B, (3 month LIBOR + 3.250%) 0.000%, 9/26/25(4)	410	411
McDermott International, Inc., (1 month LIBOR + 5.000%) 7.242%, 5/12/25	1,652	1,674
Medallion Midland Acquisition LLC, (1 month LIBOR + 3.250%) 5.492%, 10/30/24	1,695	1,682
Moda Ingleside Energy Center LLC, (3 month LIBOR + 3.250%) 0.000%, 9/29/25(4)	265	266
MRC Global US, Inc. 2018 Refinancing, (1 month LIBOR + 3.000%) 5.242%, 9/20/24	1,702	1,713
Ocean Rig UDW, Inc., (3 month LIBOR + 8.000%) 8.000%, 9/20/24	270	283
Paragon Offshore Finance Co., (1 month PRIME + 0.000%) 2.750%, 7/16/21(5)(6)	11	—
Seadrill Operating LP, (3 month LIBOR + 6.000%) 8.386%, 2/21/21	3,202	3,034
Traverse Midstream Partners LLC, (3 month LIBOR + 4.000%) 6.600%, 9/27/24	1,930	1,943
Ultra Resources, Inc., (1 month LIBOR + 3.000%) 5.165%, 4/12/24	1,175	1,056
Weatherford International Ltd., (1 month LIBOR + 1.425%) 3.675%, 7/13/20	2,103	2,078

		17,593

Financial—3.7%
Asurion LLC
Tranche B-4, (1 month LIBOR + 3.000%) 5.242%, 8/4/22	1,551	1,563
Tranche B-6, (1 month LIBOR + 3.000%) 5.242%, 11/3/23	1,052	1,060
Tranche B-2, (1 month LIBOR + 6.500%) 8.742%, 8/4/25	2,455	2,521
Blackhawk Network Holdings, Inc. First Lien, (3 month LIBOR + 3.000%) 5.386%, 6/15/25	1,626	1,635
Ditech Holding Corp. Tranche B, (1 month LIBOR + 6.000%) 8.242%, 6/30/22	3,475	3,277
Financial & Risk US Holdings, Inc., (3 month LIBOR + 3.750%) 0.000%, 10/1/25(4)	2,610	2,603
FinCo I LLC 2018 Replacement, (1 month LIBOR + 2.000%) 4.242%, 12/27/22	1,092	1,097
Franklin Square Holdings LP, (1 month LIBOR + 2.500%) 4.625%, 8/1/25	560	563
Genworth Holdings, Inc., (1 month LIBOR + 4.500%) 6.648%, 3/7/23	259	265
iStar, Inc., (1 month LIBOR + 2.750%) 4.893%, 6/28/23	1,841	1,841
Navistar Financial Corp., (1 month LIBOR + 3.750%) 6.000%, 7/30/25	1,940	1,947

		18,372

Food and Drug—0.9%
Albertson’s LLC
Tranche B-4, (1 month LIBOR + 2.750%) 4.992%, 8/25/21	2,672	2,674
Tranche B-5, (3 month LIBOR + 3.000%) 5.381%, 12/21/22	1,999	2,000

		4,674

See Notes to Financial Statements

65

NEWFLEET SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Food/Tobacco—3.1%
Aramark Intermediate HoldCo Corp. Tranche B-3, (3 month LIBOR + 1.750%) 4.084%, 3/11/25	$625	$626
CHG PPC Parent LLC First Lien, (1 month LIBOR + 2.750%) 4.992%, 3/31/25	200	200
Chobani LLC First Lien, (1 month LIBOR + 3.500%) 5.742%, 10/10/23	1,443	1,407
Dole Food Co., Inc. Tranche B, (1 month LIBOR + 2.750%) 4.960%, 4/6/24	2,692	2,690
Tranche B, (1 month LIBOR + 1.750%) 7.000%, 4/6/24	1	1
H-Food Holdings, LLC, (1 month LIBOR + 3.000%) 5.242%, 5/23/25	1,362	1,356
Hostess Brands LLC 2017 Refinancing, Tranche B, (1 month LIBOR + 2.250%) 4.492%, 8/3/22	2,670	2,670
JBS USA Lux S.A., (3 month LIBOR + 2.500%) 4.844%, 10/30/22	2,679	2,685
Milk Specialties Co., (1 month LIBOR + 4.000%) 6.242%, 8/16/23	1,156	1,157
Sigma Holdco B.V. Tranche B-2, (1 month LIBOR + 3.000%) 5.321%, 7/2/25	1,505	1,505
US Foods, Inc., (1 month LIBOR + 2.000%) 4.242%, 6/27/23	1,437	1,442

		15,739

Forest Prod/Containers—4.2%
Anchor Glass Container Corp.
First Lien, (1 month LIBOR + 2.750%) 4.994%, 12/7/23	990	889
Second Lien, (1 month LIBOR + 7.750%) 9.908%, 12/7/24	1,358	891
Berlin Packaging LLC First Lien, (1 month LIBOR + 3.000%) 5.160%, 11/7/25	1,441	1,441
Berry Global, Inc.
Tranche S, (2 month LIBOR + 1.750%) 3.936%, 2/8/20	2,656	2,656
Tranche T, (2 month LIBOR + 1.750%) 3.936%, 1/6/21	1,843	1,842
Tranche Q, (2 month LIBOR + 2.000%) 4.186%, 10/1/22	514	515
Tranche R, (2 month LIBOR + 2.000%) 4.186%, 1/19/24	271	271
BWAY Corp., (3 month LIBOR + 3.250%) 0.000%, 4/3/24(4)	1,317	1,315
Klockner Pentaplast of America, Inc., (1 month LIBOR + 4.250%) 6.492%, 6/30/22	3,089	3,000
Reynolds Group Holdings, Inc., (1 month LIBOR + 2.750%) 4.992%, 2/5/23	4,147	4,165
Spectrum Holdings III Corp. First Lien, (1 month LIBOR + 3.250%) 5.492%, 1/31/25	1,177	1,166
Tricorbraun Holding, Inc.
First Lien, (3 month LIBOR +3.750%) 6.103%, 11/30/23	179	180
First Lien, (3 month LIBOR + 3.750%) 6.136%, 11/30/23	1,776	1,783
Trident TPI Holdings, Inc. Tranche B-1, (1 month LIBOR + 3.250%) 5.492%, 10/17/24	1,173	1,167

		21,281

Gaming/Leisure—7.4%
Affinity Gaming, (1 month LIBOR + 3.250%) 5.492%, 7/1/23	1,536	1,528
Aristocrat Leisure Ltd. Tranche B-3, (3 month LIBOR + 1.750%) 4.098%, 10/19/24	1,640	1,638

	PAR VALUE	VALUE

Gaming/Leisure—continued
Caesars Resort Collection LLC Tranche B, (1 month LIBOR + 2.750%) 4.992%, 12/23/24	$4,791	$4,816
CBAC Borrower LLC Tranche B, (1 month LIBOR + 4.000%) 6.242%, 7/8/24	1,089	1,091
CityCenter Holdings LLC Tranche B, (1 month LIBOR + 2.250%) 4.492%, 4/18/24	3,028	3,030
Eldorado Resorts, Inc., (2 month LIBOR + 2.250%) 4.408%, 4/17/24	1,211	1,216
Everi Payments, Inc. Tranche B, (1 month LIBOR + 3.000%) 5.242%, 5/9/24	1,807	1,817
Gateway Casinos & Entertainment Ltd., (3 month LIBOR + 3.000%) 5.386%, 12/1/23	1,212	1,217
Golden Nugget, Inc. Tranche B, (1 month LIBOR + 2.750%) 4.952%, 10/4/23	1,448	1,453
GVC Holdings plc Tranche B-2, (1 month LIBOR + 2.500%) 4.742%, 3/29/24	1,438	1,442
Hilton Worldwide Finance LLC Tranche B-2, (1 month LIBOR + 1.750%) 3.966%, 10/25/23	4,073	4,091
MGM Growth Properties Operating Partnership LP Tranche B, (1 month LIBOR + 2.000%) 4.242%, 3/21/25	2,458	2,460
Playa Resorts Holding B.V., (1 month LIBOR + 2.750%) 4.990%, 4/29/24	3,255	3,229
Scientific Games International, Inc. Tranche B-5, (2 month LIBOR + 2.750%) 5.034%, 8/14/24	2,283	2,279
Stars Group Holdings B.V., (3 month LIBOR + 3.500%) 5.886%, 7/10/25	559	563
Station Casinos LLC Tranche B, (1 month LIBOR + 2.500%) 4.750%, 6/8/23	2,451	2,460
UFC Holdings LLC First Lien, (1 month LIBOR + 3.250%) 5.500%, 8/18/23	2,397	2,410
Wyndham Hotels & Resorts, Inc. Tranche B, (1 month LIBOR + 1.750%) 3.992%, 5/30/25	430	431

		37,171

Healthcare—11.9%
21st Century Oncology, Inc. Tranche B, (3 month LIBOR + 6.125%) 8.465%, 1/16/23	1,323	1,244
Acadia Healthcare Co., Inc. . Tranche B-4, (1 month LIBOR + 2.500%) 4.742%, 2/16/23	1,981	1,993
AHP Health Partners, Inc., (1 month LIBOR + 4.500%) 6.742%, 6/30/25	1,636	1,652
Amneal Pharmaceuticals LLC, (1 month LIBOR + 3.500%) 5.750%, 5/4/25	1,815	1,830
Auris LuxCo Tranche B, (3 month LIBOR + 3.750%) 0.000%, 7/24/25(4)	260	263
Avantor Performance Materials Holdings, Inc., (1 month LIBOR + 4.000%) 6.242%, 11/21/24	1,861	1,883
Bausch Health Cos., Inc., (1 month LIBOR + 3.000%) 5.104%, 6/2/25	3,501	3,517
Catalent Pharma Solution, Inc., (1 month LIBOR + 2.250%) 4.492%, 5/20/24	760	765
CCS-CMGC Holdings, Inc., (3 month LIBOR + 5.500%) 0.000%, 9/25/25(4)	1,200	1,200
Change Healthcare Holdings, Inc., (1 month LIBOR + 2.750%) 4.992%, 3/1/24	2,667	2,675
CHG Healthcare Services, Inc. First Lien, (3 month LIBOR + 3.000%) 5.306%, 6/7/23	955	961
Community Health Systems, Inc. Tranche H, (3 month LIBOR + 3.250%) 5.563%, 1/27/21	2,132	2,103

See Notes to Financial Statements

66

NEWFLEET SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Healthcare—continued
Concordia International Corp., (1 month LIBOR + 5.500%) 7.620%, 9/6/24	$750	$732
CryoLife, Inc., (3 month LIBOR + 4.000%) 6.386%, 12/2/24	779	787
Endo Luxembourg Finance Co. S.a.r.l., (1 month LIBOR + 4.250%) 6.500%, 4/29/24	2,029	2,042
Envision Healthcare Corp.
(1 month LIBOR + 3.000%) 5.250%, 12/1/23	997	996
(3 month LIBOR + 3.750%) 0.000%, 10/1/25(4)	5,537	5,502
Explorer Holdings, Inc., (3 month LIBOR + 3.750%) 6.136%, 5/2/23	425	427
Greatbatch Ltd. Tranche B, (1 month LIBOR + 3.000%) 5.140%, 10/27/22	539	542
Heartland Dental LLC
(3 month LIBOR + 3.750%) 3.750%, 4/30/25(7)	226	226
(1 month LIBOR + 3.750%) 5.992%, 4/30/25	1,502	1,502
Immucor, Inc. Tranche B-3, (3 month LIBOR + 5.000%) 7.386%, 6/15/21	173	175
Iqvia, Inc.
Tranche B-1, (3 month LIBOR + 2.000%) 4.386%, 3/7/24	913	915
Tranche B-2, (3 month LIBOR + 2.000%) 4.386%, 1/17/25	104	104
Tranche B-3, (3 month LIBOR + 1.750%) 4.136%, 6/11/25	2,115	2,113
Jaguar Holding Co. II, (1 month LIBOR + 2.500%) 4.742%, 8/18/22	3,027	3,029
MedPlast Holdings, Inc. First Lien, (3 month LIBOR + 3.750%) 6.087%, 7/2/25	495	501
NVA Holdings, Inc. Tranche B-3, (1 month LIBOR + 2.750%) 4.992%, 2/2/25	1,741	1,735
Ortho-Clinical Diagnostics, Inc., (1 month LIBOR + 3.250%) 5.492%, 6/30/25	3,075	3,085
Parexel International Corp., (1 month LIBOR + 2.750%) 4.992%, 9/27/24	1,807	1,794
PharMerica Corp. First Lien, (1 month LIBOR + 3.500%) 5.648%, 12/6/24	1,303	1,312
Prospect Medical Holdings, Inc. Tranche B-1, (1 month LIBOR + 5.500%) 7.625%, 2/22/24	796	806
Quorum Health Corp., (1 month LIBOR + 6.750%) 8.992%, 4/29/22	864	876
Select Medical Corp. Tranche B, (1 month LIBOR + 2.750%) 4.900%, 3/1/21	1,491	1,500
Tranche B, (1 month PRIME + 1.750%) 7.000%, 3/1/21	1	1
Sterigenics-Nordion, (1 month LIBOR + 3.000%) 5.242%, 5/15/22	2,174	2,176
Surgery Partners LLC, (3 month LIBOR + 3.250%) 5.570%, 9/2/24	2,866	2,865
Syneos Health, Inc. Tranche B, (1 month LIBOR + 2.000%) 4.242%, 8/1/24	1,001	1,002
Team Health Holdings, Inc., (1 month LIBOR + 2.750%) 4.992%, 2/6/24	1,056	1,025
U.S. Renal Care, Inc. First Lien, (3 month LIBOR + 4.250%) 6.636%, 12/30/22	1,782	1,735

		59,591

Housing—4.9%
84 Lumber Co. Tranche B-1, (1 month LIBOR + 5.250%) 7.466%, 10/25/23	1,960	1,974
American Builders & Contractors Supply Co., Inc. Tranche B-2, (1 month LIBOR + 2.000%) 4.242%, 10/31/23	3,487	3,476

	PAR VALUE	VALUE

Housing—continued
Beacon Roofing Supply, Inc., (1 month LIBOR + 2.250%) 4.383%, 1/2/25	$627	$625
Capital Automotive LP
Tranche B-2, (1 month LIBOR + 2.500%) 4.750%, 3/25/24	513	513
Tranche B, (1 month LIBOR + 6.000%) 8.250%, 3/24/25	1,405	1,434
CPG International LLC, (3 month LIBOR + 3.750%) 6.251%, 5/5/24	4,564	4,596
HD Supply, Inc.
Tranche B-3, (1 month LIBOR + 2.250%) 4.492%, 8/13/21	1,852	1,867
Tranche B-4, (1 month LIBOR + 2.500%) 4.742%, 10/17/23	657	663
Quikrete Holdings, Inc. First Lien, (1 month LIBOR + 2.750%) 4.992%, 11/15/23	2,487	2,491
Realogy Group LLC, (1 month LIBOR + 2.250%) 4.398%, 2/8/25	2,207	2,211
Siteone Landscape Supply, Inc. Tranche E, (1 month LIBOR + 2.750%) 4.890%, 10/29/24	1,761	1,766
Summit Materials LLC, (1 month LIBOR + 2.000%) 4.242%, 11/21/24	3,037	3,041

		24,657

Information Technology—7.7%
Applied Systems, Inc.
First Lien, (3 month LIBOR + 3.000%) 5.386%, 9/19/24	282	283
Second Lien, (3 month LIBOR + 7.000%) 9.386%, 9/19/25	320	325
Blackboard, Inc. Tranche B-4, (3 month LIBOR + 5.000%) 7.333%, 6/30/21	1,921	1,848
BMC Software Finance, Inc.
Tranche B-2, (1 month LIBOR + 3.250%) 5.492%, 9/10/22	2,762	2,789
(3 month LIBOR + 4.250%) 0.000%, 10/2/25(4)	3,930	3,967
Dell International LLC Tranche B, (1 month LIBOR + 2.000%) 4.250%, 9/7/23	3,419	3,426
Go Daddy Operating Co. LLC Tranche B-1, (1 month LIBOR + 2.250%) 4.492%, 2/15/24	1,958	1,965
Infor U.S., Inc. Tranche B-6, (3 month LIBOR + 2.750%) 5.136%, 2/1/22	2,141	2,146
Intralinks, Inc. First Lien, (1 month LIBOR + 4.000%) 6.250%, 11/14/24	1,532	1,535
Kronos, Inc.
First Lien, (3 month LIBOR + 3.000%) 5.343%, 11/1/23	3,777	3,794
Second Lien, (3 month LIBOR + 8.250%) 10.593%, 11/1/24	965	985
Presidio Holdings, Inc. Tranche B, (3 month LIBOR + 2.750%) 5.086%, 2/2/24	1,272	1,274
Rackspace Hosting, Inc. Tranche B, (3 month LIBOR + 3.000%) 5.348%, 11/3/23	2,080	2,051
Sorenson Communications LLC First Lien, (3 month LIBOR + 5.750%) 8.140%, 4/30/20	153	153
SS&C Technologies Holdings, Inc.
Tranche B-5, (3 month LIBOR + 2.250%) 0.000%, 4/16/25(4)	520	520
Tranche B-3, (1 month LIBOR + 2.250%) 4.492%, 4/16/25	3,406	3,408
Tranche B-4, (1 month LIBOR + 2.250%) 4.492%, 4/16/25	1,322	1,323
Vertafore, Inc. First Lien, (1 month LIBOR + 3.250%) 5.492%, 7/2/25	4,730	4,749

See Notes to Financial Statements

67

NEWFLEET SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Information Technology—continued
Western Digital Corp. Tranche B-4, (1 month LIBOR + 1.750%) 3.992%, 4/29/23	$1,923	$1,925

		38,466

Manufacturing—5.0%
Accudyne Industries Borrower S.C.A., (1 month LIBOR + 3.000%) 5.242%, 8/18/24	1,083	1,087
Altra Industrial Motion Corp., (3 month LIBOR + 2.000%) 0.000%, 10/1/25(4)	470	471
Brand Energy & Infrastructure Services, Inc., (3 month LIBOR + 4.250%) 6.596%, 6/21/24	2,331	2,344
Circor International, Inc., (1 month LIBOR + 3.500%) 5.639%, 12/11/24	1,886	1,893
CPI Acquisition, Inc. First Lien, (3 month LIBOR + 4.500%) 6.839%, 8/17/22	3,967	2,627
Deliver Buyer, Inc., (3 month LIBOR + 5.000%) 7.313%, 5/1/24	1,328	1,337
Filtration Group Corp., (1 month LIBOR + 3.000%) 5.242%, 3/29/25	871	876
Gardner Denver, Inc. Tranche B-1, (1 month LIBOR + 2.750%) 4.992%, 7/30/24	2,529	2,542
Gates Global LLC Tranche B-2, (1 month LIBOR + 2.750%) 4.992%, 4/1/24	2,142	2,154
Hillman Group, Inc. (The), (1 month LIBOR + 3.500%) 5.742%, 5/30/25	1,596	1,577
NN, Inc.
(1 month LIBOR + 3.250%) 5.492%, 4/2/21	940	941
Tranche B, (1 month LIBOR + 3.750%) 5.992%, 10/19/22	1,414	1,418
Paladin Brands Holding, Inc., (3 month LIBOR + 5.500%) 7.886%, 8/15/22	931	931
Pro Mach Group, Inc. First Lien, (1 month LIBOR + 3.000%) 5.133%, 3/7/25	284	283
RBS Global, Inc. (Rexnord LLC), (1 month LIBOR + 2.000%) 4.242%, 8/21/24	1,172	1,178
Thermon Industries, Inc. Tranche B, (1 month LIBOR + 3.750%) 5.854%, 10/30/24	252	253
Titan Acquisition Ltd., (1 month LIBOR + 3.000%) 5.242%, 3/28/25	1,582	1,536
U.S. Farathane LLC Tranche B-4, (3 month LIBOR + 3.500%) 5.886%, 12/23/21	1,673	1,680

		25,128

Media/Telecom – Broadcasting—3.1%
iHeartCommunications, Inc. Tranche D, (1 month LIBOR + 6.750%) 8.992%, 1/30/19(5)	4,288	3,211
Sinclair Television Group, Inc. Tranche B, (1 month LIBOR + 2.250%) 4.500%, 1/3/24	2,457	2,463
Tribune Media Co.
Tranche B, (1 month LIBOR + 3.000%) 5.242%, 12/27/20	158	159
Tranche C, (1 month LIBOR + 3.000%) 5.242%, 1/26/24	1,975	1,981
Univision Communications, Inc. 2017 Replacement, First Lien, (1 month LIBOR + 2.750%) 4.992%, 3/15/24	8,206	7,974

		15,788

Media/Telecom – Cable/Wireless Video—5.1%
Altice US Finance I Corp. 2017 Refinancing, (1 month LIBOR + 2.250%) 4.492%, 7/28/25	1,649	1,647

	PAR VALUE	VALUE

Media/Telecom – Cable/Wireless Video—continued
Charter Communications Operating LLC Tranche B, (1 month LIBOR + 2.000%) 4.250%, 4/30/25	$7,131	$7,140
CSC Holdings LLC
2017 Refinancing, (1 month LIBOR + 2.250%) 4.408%, 7/17/25	3,279	3,278
(1 month LIBOR + 2.500%) 4.658%, 1/25/26	349	350
MCC Iowa LLC Tranche M, (weekly LIBOR + 2.000%) 4.170%, 1/15/25	1,594	1,592
Mediacom Illinois LLC Tranche N, (weekly LIBOR + 1.750%) 3.920%, 2/15/24	2,261	2,253
Radiate Holdco LLC, (1 month LIBOR + 3.000%) 5.242%, 2/1/24	2,282	2,278
Telenet Financing USD LLC, (1 month LIBOR + 2.250%) 4.408%, 8/15/26	1,915	1,906
UPC Financing Partnership Tranche A-R, (1 month LIBOR + 2.500%) 4.658%, 1/15/26	1,866	1,864
Virgin Media Bristol LLC Tranche K, (1 month LIBOR + 2.500%) 4.658%, 1/15/26	1,570	1,572
Ziggo Secured Finance Partnership Tranche E, (1 month LIBOR + 2.500%) 4.658%, 4/15/25	1,845	1,811

		25,691

Media/Telecom – Diversified Media—2.1%
CDS US Intermediate Holdings, Inc. Tranche B, (3 month LIBOR + 3.750%) 6.136%, 7/8/22	1,654	1,622
Crown Finance US, Inc., (1 month LIBOR + 2.500%) 4.742%, 2/28/25	876	874
Formula One Management Ltd. Tranche B-3, (1 month LIBOR + 2.500%) 4.742%, 2/1/24	2,793	2,770
Fort Dearborn Holding Co., Inc. First Lien, (3 month LIBOR + 4.000%) 6.343%, 10/19/23	1,783	1,675
First Lien, (3 month LIBOR + 4.000%) 6.104%, 10/19/23	5	5
McGraw-Hill Global Education Holdings LLC Tranche B, (1 month LIBOR + 4.000%) 6.242%, 5/4/22	2,668	2,587
Meredith Corp., (1 month LIBOR + 3.000%) 5.242%, 1/31/25	1,055	1,061

		10,594

Media/Telecom – Telecommunications—6.1%
Altice Financing S.A. 2017 Refinancing, (1 month LIBOR + 2.750%) 4.908%, 7/15/25	2,108	2,066
Altice France SA, (1 month LIBOR + 4.000%) 6.158%, 8/14/26	650	644
CenturyLink, Inc. Tranche B, (1 month LIBOR + 2.750%) 4.992%, 1/31/25	3,032	3,010
Communications Sales & Leasing, Inc., (1 month LIBOR + 3.000%) 5.242%, 10/24/22	2,200	2,103
Frontier Communications Corp. Tranche B-1, (1 month LIBOR + 3.750%) 6.000%, 6/15/24	3,362	3,290
Global Tel*Link Corp. First Lien, (3 month LIBOR + 4.000%) 6.386%, 5/23/20	1,990	2,000
Level 3 Financing, Inc. Tranche B, (1 month LIBOR + 2.250%) 4.432%, 2/22/24	7,637	7,657
Neustar, Inc.
First Lien, (1 month LIBOR + 2.500%) 4.742%, 1/8/20	187	187
First Lien, (1 month LIBOR + 3.500%) 5.742%, 8/8/24	1,193	1,194
Numericable U.S. LLC, (1 month LIBOR + 3.688%) 5.846%, 1/31/26	548	541
Securus Technologies Holdings, Inc.
(3 month LIBOR + 4.500%) 0.000%, 11/1/24(4)(7)	212	212
First Lien, (1 month LIBOR + 4.500%) 6.742%, 11/1/24	1,911	1,913

See Notes to Financial Statements

68

NEWFLEET SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Media/Telecom – Telecommunications—continued
Second Lien, (1 month LIBOR + 8.250%) 10.492%, 11/1/25	$740	$739
SFR Group S.A. Tranche B-11, (1 month LIBOR + 2.750%) 4.992%, 7/31/25	2,254	2,197
TDC A/S Tranche B-2, (3 month LIBOR + 3.500%) 5.839%, 6/4/25	1,362	1,375
West Corp.
Tranche B-1, (1 month LIBOR + 3.500%) 5.742%, 10/10/24	464	459
Tranche B, (1 month LIBOR + 4.000%) 6.242%, 10/10/24	1,069	1,065

		30,652

Media/Telecom – Wireless Communications—1.2%
Digicel International Finance Ltd. Tranche B, (3 month LIBOR + 3.250%) 5.570%, 5/27/24	728	689
SBA Senior Finance II LLC, (1 month LIBOR + 2.000%) 4.250%, 4/11/25	2,839	2,841
Sprint Communications, Inc., (1 month LIBOR + 2.500%) 4.750%, 2/2/24	2,325	2,330

		5,860

Metals/Minerals—1.1%
Contura Energy, Inc., (2 month LIBOR + 5.000%) 7.300%, 3/18/24	1,746	1,742
Covia Holdings Corp., (1 month LIBOR + 3.750%) 6.136%, 6/1/25	1,621	1,529
Graftech International Ltd., (1 month LIBOR + 3.500%) 5.742%, 2/12/25	2,350	2,365

		5,636

Retail—2.2%
Bass Pro Group LLC, (1 month LIBOR + 5.000%) 7.242%, 9/25/24	2,213	2,234
Leslie’s Poolmart, Inc. Tranche B-2, (2 month LIBOR + 3.500%) 5.695%, 8/16/23	1,533	1,532
Michaels Stores, Inc. 2018 Replacement Tranche B, (1 month LIBOR + 2.500%) 4.719%, 1/30/23	2,087	2,072
Neiman Marcus Group Ltd. LLC, (1 month LIBOR + 3.250%) 5.370%, 10/25/20	3,337	3,096
PetSmart, Inc. Tranche B-2, (1 month LIBOR + 3.000%) 5.120%, 3/11/22	2,400	2,090

		11,024

Service—11.7%
Advantage Sales & Marketing, Inc.
First Lien, (1 month LIBOR + 3.250%) 5.492%, 7/23/21	556	514
Tranche B-2, First Lien, (1 month LIBOR + 3.250%) 5.492%, 7/23/21	1,102	1,014
AlixPartners LLP 2017 Refinancing, (1 month LIBOR + 2.750%) 4.992%, 4/4/24	2,694	2,705
Carlisle Food Service Products, Inc.
First Lien, (3 month LIBOR + 1.000%) 1.000%, 3/20/25(7)	62	61
First Lien, (1 month LIBOR + 3.000%) 5.212%, 3/20/25	272	270
CEVA Logistics Finance Tranche B, (3 month LIBOR + 3.750%) 6.136%, 8/4/25	1,215	1,220
Crossmark Holdings, Inc.
First Lien, (3 month LIBOR + 3.500%) 5.886%, 12/20/19	1,907	1,079

	PAR VALUE	VALUE

Service—continued
Second Lien, (3 month LIBOR + 7.500%) 9.886%, 12/21/20	$520	$45
First Data Corp.
Tranche-D, (1 month LIBOR + 2.000%) 4.212%, 7/8/22	1,336	1,338
Tranche-A, (1 month LIBOR + 2.000%) 4.212%, 4/26/24	5,236	5,239
Frontdoor, Inc., (1 month LIBOR + 2.500%) 4.750%, 8/16/25	300	302
Garda World Security Corp. Tranche B, (3 month LIBOR + 3.500%) 5.821%, 5/24/24	795	798
Gopher Resource LLC, (1 month LIBOR + 3.250%) 5.492%, 3/6/25	432	434
Greenrock Finance, Inc. Tranche B, (1 month LIBOR + 3.500%) 5.742%, 6/28/24	1,166	1,168
Hoya Midco LLC First Lien, (1 month LIBOR + 3.500%) 5.742%, 6/30/24	1,884	1,873
Laureate Education, Inc., (1 month LIBOR + 3.500%) 5.742%, 4/26/24	2,835	2,845
NAB Holdings LLC 2018 Refinancing, (3 month LIBOR + 3.000%) 5.386%, 7/1/24	1,723	1,701
One Call Corp. First Lien, (1 month LIBOR + 5.250%) 7.384%, 11/27/22	1,421	1,346
Patriot Container Corp. First Lien, (1 month LIBOR + 3.500%) 5.712%, 3/20/25	731	735
Pearl Intermediate Parent LLC
First Lien, (3 month LIBOR + 1.000%) 1.00%, 2/14/25(7)	306	303
First Lien, (3 month LIBOR + 2.750) 4.915%, 2/14/25	116	115
First Lien, (1 month LIBOR + 2.750%) 4.915%, 2/14/25	1,430	1,415
PI UK Holdco II Ltd. Tranche B-1, (1 month LIBOR + 3.500%) 5.742%, 1/3/25	4,094	4,079
Prime Security Services Borrower LLC 2016 Refinancing, Tranche B-1, (1 month LIBOR + 2.750%) 4.992%, 5/2/22	2,406	2,417
Red Ventures LLC First Lien, (1 month LIBOR + 4.000%) 6.242%, 11/8/24	1,451	1,467
Sedgwick Claims Management Services, Inc.
First Lien, (1 month LIBOR + 2.750%) 4.992%, 3/1/21	3,409	3,409
Second Lien, (1 month LIBOR + 5.750%) 8.008%, 2/28/22	1,725	1,728
ServiceMaster Co., LLC Tranche C, (1 month LIBOR + 2.500%) 4.742%, 11/8/23	1,554	1,566
Spin Holdco, Inc. Tranche B-1, (3 month LIBOR + 3.250%) 5.589%, 11/14/22	3,259	3,266
SSH Group Holdings, Inc. First Lien, (3 month LIBOR + 4.250%) 6.590%, 7/30/25	1,425	1,436
St. George’s University Scholastic Services LLC
(3 month LIBOR + 3.500%) 3.500%, 7/17/25(7)	367	370
(1 month LIBOR + 3.500%) 5.750%, 7/17/25	1,178	1,190
Tempo Acquisition LLC, (1 month LIBOR + 3.000%) 5.242%, 5/1/24	1,565	1,570
TKC Holdings, Inc. First Lien, (1 month LIBOR + 3.750%) 6.000%, 2/1/23	2,522	2,524
TransUnion LLC, 2017 Replacement Tranche B-3, (1 month LIBOR + 2.000%) 4.242%, 4/10/23	4,179	4,186
Web.com Group, Inc., (3 month LIBOR + 3.750%) 0.000%, 9/17/25(4)	175	176
WEX, Inc. Tranche B-2, (1 month LIBOR + 2.250%) 4.492%, 6/30/23	1,987	1,993
Wrangler Buyer Corp., (1 month LIBOR + 2.750%) 4.992%, 9/27/24	1,107	1,113

		59,010

See Notes to Financial Statements

69

NEWFLEET SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Transportation – Automotive—3.0%
Accuride International, Inc. 2017 Refinancing, (3 month LIBOR + 5.250%) 7.636%, 11/17/23	$1,928	$1,947
American Axle & Manufacturing, Inc. Tranche B, (1 month LIBOR + 2.250%) 4.462%, 4/6/24	1,375	1,374
Deck Chassis Acquisition, Inc. Second Lien, (1 month LIBOR + 6.000%) 8.242%, 6/15/23(10)	345	348
DexKo Global, Inc. Tranche B, (1 month LIBOR + 3.500%) 5.742%, 7/24/24	2,248	2,262
Federal-Mogul Corp. Tranche C, (1 month LIBOR + 3.750%) 5.890%, 4/15/21	3,460	3,462
Navistar, Inc. Tranche B, (1 month LIBOR + 3.500%) 5.640%, 11/6/24	2,303	2,315
Tenneco, Inc., (3 month LIBOR + 2.750%) 0.000%, 10/1/25(4)	2,135	2,136
TI Group Auto Systems LLC, (1 month LIBOR + 2.500%) 4.742%, 6/30/22	1,276	1,278

		15,122

Utility—3.7%
APLP Holdings LP, (1 month LIBOR + 3.000%) 5.242%, 4/13/23	1,319	1,325
Brookfield WEC Holdings, Inc. (Westinghouse Electric Co., LLC)
First Lien, (1 month LIBOR + 3.750%) 5.992%, 8/1/25	2,005	2,029
Second Lien, (1 month LIBOR + 6.750%) 8.992%, 8/3/26	835	849
Calpine Construction Finance Co., LP Tranche B, (1 month LIBOR + 2.500%) 4.742%, 1/15/25	1,980	1,979
Lightstone Holdco LLC
Tranche B, (1 month LIBOR + 3.750%) 5.992%, 1/30/24	816	810
Tranche C, (1 month LIBOR + 3.750%) 5.992%, 1/30/24	44	43
NRG Energy, Inc., (3 month LIBOR + 1.750%) 4.136%, 6/30/23	5,028	5,032
Talen Energy Supply LLC
Tranche B-1, (1 month LIBOR + 4.000%) 6.242%, 7/15/23	1,036	1,040
(1 month LIBOR + 4.000%) 6.242%, 4/15/24	1,226	1,231
TerraForm Power Operating LLC, (1 month LIBOR + 2.000%) 4.242%, 11/8/22	516	517
Vistra Operations Co., LLC
(1 month LIBOR + 2.000%) 4.242%, 8/4/23	1,341	1,343
(1 month LIBOR + 2.000%) 4.181%, 12/31/25	2,444	2,446

		18,644
TOTAL LEVERAGED LOANS (Identified Cost $516,627)		511,843

	SHARES
COMMON STOCKS—0.0%

Energy—0.0%
Sabine Oil & Gas LLC(8)(10)	714	45
TOTAL COMMON STOCKS (Identified Cost $34)		45

	SHARES	VALUE
RIGHTS—0.0%

Utilities—0.0%
Vistra Energy Corp.(8)(10)	152,810	$114
TOTAL RIGHTS (Identified Cost $130)		114

WARRANTS—0.0%

Energy—0.0%
Sabine Oil & Gas LLC(8)(10)	404	2
Sabine Oil & Gas LLC(8)(10)	2,268	14
TOTAL WARRANTS (Identified Cost $18)		16
TOTAL LONG-TERM INVESTMENTS—105.8%
(Identified Cost $536,852)		531,859

SHORT-TERM INVESTMENT—1.2%

Money Market Mutual Fund—1.2%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(9)	5,865,951	5,866
TOTAL SHORT-TERM INVESTMENT
(Identified Cost $5,866)		5,866
TOTAL INVESTMENTS—107.0% (Identified Cost $542,718)		537,725
Other assets and liabilities, net—(7.0)%		(34,979)

NET ASSETS—100.0%		$502,746

Abbreviations:

LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind Security

Footnote Legend:

(1)

Variable rate security. Rate disclosed is as of September 30, 2018. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $9,947 or 2.0% of net assets.

(3)	100% of the income received was in cash.
(4)	This loan will settle after September 30, 2018, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(5)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(6)

Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

(7)	Represents the unfunded portion of security and commitment fee earned on this portion.
(8)	Non-income producing.
(9)	Shares of this fund are publicly offered, and its prospectus and annual reports are publicly available.

See Notes to Financial Statements

70

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

NEWFLEET SENIOR FLOATING RATE FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

(10)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the fair value table located at the end of the Schedule of Investments.

Country Weightings (Unaudited)†
United States (includes short-term investment)	93%
Luxembourg	2
Netherlands	2
Canada	1
United Kingdom	1
Other	1
Total	100%
† % of total investments as of September 30, 2018.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Corporate Bonds And Notes	$19,412	$—	$19,405	$7
Leveraged Loans	511,843	—	511,495	348
Mortgage-Backed Securities	429	—	429	—
Equity Securities:
Common Stocks	45	—	—	45
Rights	114	—	—	114
Warrants	16	—	—	16
Short-Term Investment	5,866	5,866	—	—

Total Investments	$537,725	$5,866	$531,329	$530

There were no transfers into or out of Level 3 related to securities held as of September 30, 2018.

Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

Management has determined that the amount of Level 3 securities compared to total net assets is de minimis; therefore, the rollforward of Level 3 securities and assumptions are not shown for the year ended September 30, 2018.

See Notes to Financial Statements

71

NEWFLEET TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
MUNICIPAL BONDS(2)—97.4%

Alabama—1.3%
Black Belt Energy Gas District, Natural Gas Purchase Revenue, 4.000%, 12/1/48(1)	$465	$489
Pell City Special Care Facilities Financing Authority, Noland Health Services Revenue,
4.000%, 12/1/25	500	518
5.000%, 12/1/25	1,000	1,071

		2,078

Arizona—4.0%
Arizona Board of Regents, Arizona State University System Revenue,
5.000%, 7/1/36	1,000	1,128
5.000%, 7/1/37	360	405
Arizona Department of Transportation, State Highway Fund Revenue, 5.000%, 7/1/36	500	566
Arizona State Health Facilities Authority, Scottsdale Lincoln Hospital Revenue, 5.000%, 12/1/24	565	638
Maricopa County Industrial Development Authority, Banner Health Revenue, 4.000%, 1/1/34	1,000	1,032
Northern Arizona University, Stimulus Plan for Economic and Educational Development Revenue,
5.000%, 8/1/24	1,115	1,234
5.000%, 8/1/25	1,000	1,105

		6,108

Arkansas—0.4%
University of Arkansas, Facility Revenue, 5.000%, 11/1/33	505	577

California—2.0%
California Municipal Finance Authority, Bowles Hall Foundation Revenue,
4.000%, 6/1/21	100	104
4.500%, 6/1/23	225	242
4.500%, 6/1/24	150	163
California State Health Facilities Financing Authority, Providence St. Joseph Health Revenue, 4.000%, 10/1/36	275	283
California State Municipal Finance Authority, Community Medical Centers Revenue, 5.000%, 2/1/27	400	449
California Statewide Communities Development Authority, The Culinary Institute of America Revenue, 5.000%, 7/1/28	200	224
Golden State Tobacco Securitization Corp., Tobacco Settlement Revenue, 5.000%, 6/1/47	800	819
Inglewood Redevelopment Agency Successor Agency, Subordinate Lien Merged Redevelopment Project, Tax Allocation Revenue (BAM Insured), 5.000%, 5/1/32	545	620
San Dieguito School Facilities Financing Authority, Special Tax Revenue, 5.000%, 3/1/37	10	11

	PAR VALUE	VALUE

California—continued
Temecula Valley Unified School District Financing Authority, Special Tax Revenue (BAM Insured), 5.000%, 9/1/25	$175	$200

		3,115

Colorado—6.4%
Colorado State Health Facilities Authority, Catholic Health Initiatives Revenue, 6.250%, 10/1/33	650	652
Denver Convention Center Hotel Authority Revenue, Senior Lien, 5.000%, 12/1/27	400	449
E-470 Public Highway Authority Revenue,
5.000%, 9/1/20	340	358
(NATL Insured), 0.000%, 9/1/29	665	380
Public Authority For Colorado Energy, Natural Gas Purchase Revenue,
6.125%, 11/15/23	2,135	2,432
6.250%, 11/15/28	2,250	2,765
Regional Transportation District, Sales Tax Revenue, Fastracks Project, 5.000%, 11/1/32	1,195	1,375
University of Colorado, Enterprise Revenue, (Pre-refunded 6/1/19 @100), 5.625%, 6/1/22	1,370	1,403

		9,814

Connecticut—1.9%
Connecticut Housing Finance Authority, Mortgage Revenue, 3.200%, 11/15/33 (GNMA/FNMA/FHLMC)	425	412
Connecticut State Health & Educational Facility Authority, Hartford Healthcare Revenue, 5.000%, 7/1/25	1,500	1,673
Connecticut, State of, General Obligation, 5.000%, 9/15/34	750	827

		2,912

District of Columbia—3.2%
Metropolitan Washington Airports Authority, Dulles Toll Road Revenue, Second Lien, (AGC Insured), 6.500%, 10/1/41	4,000	4,947

Florida—11.8%
Brevard County Health Facilities Authority, Health First Revenue,
5.000%, 4/1/21	115	122
(Pre-refunded 4/1/19 @100), 7.000%, 4/1/39	1,050	1,076
Brevard County School Board, Certificates of Participation, 5.000%, 7/1/32	1,000	1,133
Broward County School Board, Certificates of Participation, 5.000%, 7/1/32	300	339
Central Florida Expressway Authority, Senior Lien Toll Revenue, 4.000%, 7/1/30	200	212
Florida, State of, General Obligation, 5.000%, 7/1/31	4,000	4,735
Miami Beach Redevelopment Agency, Tax Increment Revenue, 5.000%, 2/1/32	300	333

See Notes to Financial Statements

72

NEWFLEET TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Florida—continued
Miami Beach, City of, Stormwater Revenue, (Pre-refunded 9/1/21 @100), 5.250%, 9/1/23	$1,265	$1,377
Miami-Dade County Aviation Revenue, 5.000%, 10/1/24	2,425	2,661
Miami-Dade County Educational Facilities Authority, University of Miami Revenue, 5.000%, 4/1/30	200	224
Miami-Dade County Expressway Authority, Toll Revenue, 5.000%, 7/1/33	480	541
Miami-Dade County School Board, Certificates of Participation, 5.000%, 2/1/34	1,700	1,880
Seminole County School Board, Certificates of Participation, 5.000%, 7/1/29	1,935	2,211
South Florida Water Management District, Certificates of Participation, 5.000%, 10/1/35	750	836
Tallahassee, City of, Health Facilities Revenue, Tallahassee Memorial Healthcare, 5.000%, 12/1/36	480	517

		18,197

Georgia—2.3%
Athens-Clarke County Unified Government, Water and Sewer Revenue (Pre-refunded 1/1/19 @100), 5.625%, 1/1/28	1,000	1,009
Atlanta Water & Wastewater Revenue, 5.000%, 11/1/31	650	734
DeKalb County Water & Sewer Revenue, 5.250%, 10/1/26	1,600	1,741

		3,484

Idaho—1.2%
Idaho Health Facilities Authority, St. Lukes Health System Revenue, 5.000%, 3/1/37	235	258
Idaho Housing & Finance Association, Federal Highway Grant Anticipation Revenue, 4.500%, 7/15/29	1,500	1,569

		1,827

Illinois—9.8%
Chicago O’Hare International Airport, Passenger Facilities Charge Revenue, 5.000%, 1/1/20	70	72
Chicago, City of,
Sales Tax Revenue (Escrowed to Maturity), 5.000%, 1/1/21	750	797
Sales Tax Revenue (Pre-refunded 1/1/22 @100), 5.250%, 1/1/38	25	27
Waterworks Revenue, Second Lien, 5.000%, 11/1/22	500	545
Waterworks Revenue, Second Lien, 5.000%, 11/1/30	500	553
Waterworks Revenue, Second Lien (AGM Insured), 5.000%, 11/1/31	500	560
Waterworks Revenue, Second Lien (AGM Insured), 5.250%, 11/1/32	350	399
Illinois Finance Authority,
KishHealth System Revenue (Escrowed to Maturity), 4.750%, 10/1/18	700	700

	PAR VALUE	VALUE

Illinois—continued
Rush University Medical Center Revenue, 5.000%, 11/15/21	$250	$270
Rush University Medical Center Revenue (Pre-refunded 11/1/18 @100), 7.250%, 11/1/38	1,220	1,225
Illinois State Toll Highway Authority, Toll Highway Revenue Senior Lien, 5.000%, 1/1/32	1,000	1,132
Illinois, State of, General Obligation,
5.000%, 4/1/22	815	852
5.000%, 2/1/26	1,490	1,554
5.000%, 2/1/27	1,250	1,317
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project Revenue (AGM Insured), 0.000%, 6/15/26	1,000	739
Railsplitter Tobacco Settlement Authority, Tobacco Settlement Revenue, 5.000%, 6/1/27	450	507
Sales Tax Securitization Corp., Chicago Sales Tax Revenue, 5.000%, 1/1/30	1,500	1,686
University of Illinois, Auxiliary Facilities System Revenue,
5.500%, 4/1/31	1,540	1,644
5.125%, 4/1/36	500	522

		15,101

Indiana—1.7%
Indiana Finance Authority, Indiana University Health Center Revenue, 5.000%, 12/1/22	800	886
Indianapolis Local Public Improvements Bond Bank Revenue, 5.000%, 6/1/19	1,650	1,681

		2,567

Iowa—0.7%
Iowa, State of, Prison Infrastructure, Funding Revenue, (Pre-refunded 6/15/20 @100), 5.000%, 6/15/27	1,035	1,086

Louisiana—0.4%
New Orleans Sewerage Service Revenue, 5.000%, 6/1/20	550	575

Maine—1.6%
Portland, City of, General Airport Revenue,
5.000%, 7/1/26	1,000	1,083
5.000%, 7/1/29	580	622
5.000%, 7/1/30	770	825

		2,530

Maryland—2.9%
Baltimore, City of, Convention Center Hotel Revenue, 5.000%, 9/1/36	250	273
Maryland Economic Development Corp., Exelon Generation Co. Revenue, 2.550%, 12/1/25(1)	500	499
Maryland Health & Higher Educational Facilities Authority,
Anne Arundel Health System Revenue (Pre-refunded 7/1/19 @100), 6.750%, 7/1/29	2,015	2,085
Medstar Health System Revenue,
5.000%, 8/15/26	800	903
5.000%, 5/15/42	600	655

		4,415

See Notes to Financial Statements

73

NEWFLEET TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
Massachusetts—0.4%
Massachusetts Port Authority, Transportation Revenue, 5.000%, 7/1/31	$500	$569

Michigan—1.7%
Michigan Finance Authority, Beaumont Health Credit Group Revenue, 5.000%, 8/1/27	1,250	1,401
Michigan State Building Authority, Facilities Program Lease Revenue,
5.000%, 4/15/25	500	576
4.000%, 10/15/36	500	512
Royal Oak Hospital Finance Authority, William Beaumont Hospital Revenue, 5.000%, 9/1/19	200	205

		2,694

New Jersey—4.8%
Camden County Improvement Authority Healthcare Redevelopment Project, Cooper Health System Revenue, 5.000%, 2/15/22	950	1,025
New Jersey Economic Development Authority, Cigarette Tax Revenue (AGM Insured), 5.000%, 6/15/22	3,000	3,241
New Jersey Housing & Mortgage Finance Agency, Mortgage Revenue, 4.375%, 4/1/28	1,745	1,800
New Jersey Turnpike Authority, Toll Revenue, 4.000%, 1/1/35	240	248
Tobacco Settlement Financing Corp., Tobacco Settlement Revenue,
5.000%, 6/1/31	250	281
5.000%, 6/1/32	250	280
5.000%, 6/1/33	250	279
5.000%, 6/1/34	250	278

		7,432

New York—7.8%
Buffalo & Erie County Industrial Land Development Corp., Catholic Health System Revenue, 5.000%, 7/1/23	550	608
Dutchess County Local Development Corp., The Culinary Institute of America Revenue, 5.000%, 7/1/33	180	202
Long Island Power Authority, Electric Revenue, 5.000%, 9/1/32	250	287
Metropolitan Transportation Authority, Transportation Revenue, 6.250%, 11/15/23	605	608
(Pre-refunded 11/15/18 @100), 6.250%, 11/15/23	1,000	1,005
(Pre-refunded 11/15/18 @100), 6.250%, 11/15/23	25	25
New York City Industrial Development Agency, Queens Baseball Stadium Project Revenue,
(AGC Insured), 6.125%, 1/1/29	500	505
(AMBAC Insured), 5.000%, 1/1/20	900	903
(AMBAC Insured), 5.000%, 1/1/31	470	471
New York City Municipal Water Finance Authority, Water & Sewer Revenue, General Resolution, 5.000%, 6/15/40	1,295	1,467
New York City Transitional Finance Authority, Subordinate Future Tax Secured Revenue, 5.000%, 5/1/35	3,165	3,553

	PAR VALUE	VALUE

New York—continued
New York State Dormitory Authority,
New York University Hospitals Center Revenue, 5.000%, 7/1/33	$150	$168
Orange Regional Medical Center Revenue, 5.000%, 12/1/23(3)	300	330
New York Transportation Development Corp., American Airlines JFK Project Revenue, 5.000%, 8/1/26	250	262
Triborough Bridge & Tunnel Authority, Toll Revenue Subordinate Lien, 5.000%, 11/15/23	750	841
TSASC, Inc., Tobacco Settlement Revenue, 5.000%, 6/1/34	190	207
Utility Debt Securitization Authority Restructuring Charge, Electric Revenue, 5.000%, 6/15/26	500	563

		12,005

North Dakota—0.9%
Barnes County North Public School District Building Authority, Lease Revenue, 4.250%, 5/1/27	1,330	1,359

Ohio—2.4%
New Albany Community Authority, Community Facilities Revenue, 5.000%, 10/1/24	1,250	1,364
Ohio State Juvenile Correction Facilities Project, Lease Revenue,
5.000%, 10/1/21	1,080	1,168
5.000%, 10/1/22	1,135	1,254

		3,786

Oklahoma—0.9%
Oklahoma State Turnpike Authority, Turnpike Revenue, Second Senior Lien, (Pre-refunded 1/1/21 @100), 5.000%, 1/1/29	1,250	1,332

Oregon—1.9%
Oregon Facilities Authority, University of Portland Revenue, 5.000%, 4/1/30	240	270
Oregon State Housing & Community, Mortgage Revenue, Residential Finance Program Revenue, 4.500%, 1/1/49	450	481
Oregon, State of, General Obligation, 5.000%, 5/1/33	1,095	1,251
Washington & Multnomah Counties, Beaverton School District No. 48J, General Obligation 5.000%, 6/15/36	800	910

		2,912

Pennsylvania—4.2%
Butler County Hospital Authority, Butler Health System Revenue, 5.000%, 7/1/30	250	274
Delaware River Joint Toll Bridge Commission, Bridge System Revenue, 5.000%, 7/1/34	250	286
Pennsylvania Turnpike Commission, Turnpike Revenue Subordinate Lien, 6.375%, 12/1/38	2,000	2,433

See Notes to Financial Statements

74

NEWFLEET TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

Pennsylvania—continued
(Pre-refunded 12/1/20 @ 100), 6.000%, 12/1/34	$265	$287
(Pre-refunded 12/1/20 @ 100), 6.000%, 12/1/34	1,235	1,335
(Pre-refunded 12/1/20 @ 100), 6.000%, 12/1/34	250	271
(Pre-refunded 12/1/21 @100), 5.250%, 12/1/31	1,000	1,097
Philadelphia, City of,
Water & Wastewater Revenue, 5.000%, 11/1/31	125	143
Water & Wastewater Revenue, 5.000%, 10/1/42	300	334

		6,460

South Carolina—0.9%
Dorchester County, Water & Sewer Revenue, 5.000%, 10/1/28	1,020	1,115
South Carolina Association of Governmental Organizations Educational Facilities Corp., for Pickens School District Lease Revenue, 5.000%, 12/1/24	250	284

		1,399

Tennessee—2.0%
Chattanooga-Hamilton County Hospital Authority, Erlanger Health System Revenue, 5.000%, 10/1/26	1,000	1,095
Tennessee Housing Development Agency, Residential Finance Program Revenue,
2.050%, 7/1/20	545	544
2.300%, 1/1/21	310	310
Tennessee State School Bond Authority, Higher Education Program Revenue, 5.000%, 11/1/34	1,000	1,162

		3,111

Texas—13.3%
Corpus Christi Independent School District, General Obligation, (PSF Insured) 4.000%, 8/15/43	5,000	5,109
Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System (Pre-refunded 12/1/18 @ 100), 7.250%, 12/1/35	2,525	2,547
Hidalgo County Drain District No. 1, General Obligation, 5.000%, 9/1/28	1,000	1,134
Lamar Consolidated Independent School District, General Obligation, (PSF Insured) 5.000%, 2/15/34	1,000	1,138
North Texas Tollway Authority,
Senior Lien Toll Revenue, 5.000%, 1/1/30	415	469
Special Project System Revenue, (Pre-refunded 9/1/31 @100), 0.000%, 9/1/43	1,500	1,613
Southmost Regional Water Authority, Desalination Plant Project Revenue,
(AGM Insured), 5.000%, 9/1/25	1,015	1,108
(AGM Insured), 5.000%, 9/1/23	1,085	1,186
Texas Municipal Gas Acquisition & Supply, Gas Supply Revenue,
Corp. I, Senior Lien, 6.250%, 12/15/26	1,630	1,874
Corp. II, 2.230%, 9/15/27(1)	2,820	2,760
Upper Trinity Regional Water District Authority, Regional Treated Supply System Revenue, (BAM Insured), 5.000%, 8/1/24	1,340	1,507

		20,445

	PAR VALUE	VALUE
Vermont—0.3%
Burlington, City of, Airport Revenue (AGM Insured), 5.000%, 7/1/24	$200	$220
Vermont Educational & Health Buildings Financing Agency, University of Vermont Health Network Revenue, 5.000%, 12/1/35	300	331

		551

Virginia—1.5%
Riverside Regional Jail Authority, Jail Facility Revenue, 5.000%, 7/1/26	1,250	1,437
Virginia College Building Authority, Marymount University Revenue,
5.000%, 7/1/20(3)	200	207
5.000%, 7/1/21(3)	400	419
5.000%, 7/1/22(3)	195	206

		2,269

Washington—1.2%
King County Sewer Revenue, 5.000%, 7/1/36	1,630	1,842

West Virginia—0.3%
Monongalia County Building Commission, Monongalia Health System Revenue, 5.000%, 7/1/23	400	437

Wisconsin—1.3%
Public Finance Authority,
Renown Regional Medical Center Revenue, 5.000%, 6/1/33	1,000	1,102
Waste Management, Inc. Revenue, 2.875%, 5/1/27	250	241
Wisconsin, State of, General Obligation, 5.000%, 11/1/27	600	708

		2,051
TOTAL MUNICIPAL BONDS (Identified Cost $147,984)		149,987
TOTAL LONG-TERM INVESTMENTS—97.4%
(Identified Cost $147,984)		149,987

	SHARES
SHORT-TERM INVESTMENT—1.5%

Money Market Mutual Fund—1.5%
Dreyfus AMT-Free Tax Exempt Cash Management –Institutional Shares (seven-day effective yield 1.400%)(4)	2,311,146	2,311
TOTAL SHORT-TERM INVESTMENT (Identified Cost $2,311)		2,311
TOTAL INVESTMENTS—98.9% (Identified Cost $150,295)		152,298
Other assets and liabilities, net—1.1%		1,694

NET ASSETS—100.0%		$153,992

See Notes to Financial Statements

75

NEWFLEET TAX-EXEMPT BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

Abbreviations:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	American Municipal Bond Assurance Corp.
BAM	Build America Municipal Insured
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund

Footnote Legend:

(1)

Variable or step coupon security. Interest rates reset periodically. Interest rate shown reflects the rate in effect at September 30, 2018. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(2)

At September 30, 2018, 15.1% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. None of the Insurers concentration exceeds 10% of the Fund’s net assets.

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $1,162 or 0.8% of net assets.

(4)	Shares of this fund are publicly offered, and its prospectus and annual reports are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Debt Securities:
Municipal Bonds	$149,987	$—	$149,987
Short-Term Investment	2,311	2,311	—

Total Investments	$152,298	$2,311	$149,987

There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held as of September 30, 2018.

Security abbreviation definitions are located under the Key Investment Terms starting on page 4.

See Notes to Financial Statements

76

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2018

(Reported in thousands except shares and per share amounts)

	Newfleet Bond Fund	Newfleet CA Tax-Exempt Bond Fund		Newfleet High Yield Fund

Assets
Investment in unaffiliated securities at value(1)(2)	$65,557	$23,428		$72,276
Investments in affiliated funds at value(3)	1,140	—		—
Cash	786	629		1,964
Receivables
Investment securities sold	41	—		275
Fund shares sold	50	4		16
Dividends and interest	554	331		1,013
Securities lending receivable	— (5)	—		2
Prepaid expenses	31	16		32
Prepaid trustee retainer	1	—	(5)	1
Other assets	4	1		4

Total assets	68,164	24,409		75,583

Liabilities
Payables
Fund shares repurchased	44	19		72
Investment securities purchased	769	103		2,542
Collateral on securities loaned	308	—		4,759
Dividend distributions	11	8		26
Investment advisory fees	23	3		34
Distribution and service fees	11	3		13
Administration and accounting fees	6	2		6
Transfer agent and sub-transfer agent fees and expenses	18	4		22
Professional fees	28	26		28
Trustee deferred compensation plan	4	1		4
Other accrued expenses	5	2		7

Total liabilities	1,227	171		7,513

Net Assets	$66,937	$24,238		$68,070

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$69,899	$23,792		$72,244
Accumulated undistributed net investment income (loss)	151	30		300
Accumulated undistributed net realized gain (loss)	(2,077)	97		(4,135)
Net unrealized appreciation (depreciation) on investments	(1,036)	319		(339)

Net Assets	$66,937	$24,238		$68,070

Net Assets:
Class A	$33,998	$16,016		$51,859
Class C	$5,165	$—		$3,254
Class I	$27,360	$8,222		$8,557
Class R6	$414	$—		$4,400
Shares Outstanding (unlimited number of shares authorized)(4):
Class A	3,136,547	1,404,863		12,564,171
Class C	487,835	—		802,258
Class I	2,483,557	722,718		2,070,040
Class R6	37,587	—		1,064,613
Net Asset Value and Redemption Price Per Share:
Class A	$10.84	$11.40		$4.13
Class C	$10.59	$—		$4.06
Class I	$11.02	$11.38		$4.13
Class R6	$11.02	$—		$4.13
Maximum offering price per share (NAV/(1-2.75%))
Class A	$—	$11.72		$—
Maximum offering price per share (NAV/(1-3.75%))
Class A	$11.26	$—		$4.29

(1) Investment in unaffiliated securities at cost	$66,554	$23,109		$72,615
(2) Market value of securities on loan	$299	$—		$4,598
(3) Investments in affiliated funds at cost	$1,179	$—		$—
(4) Newfleet Bond Fund has a par value of $1.00, and all other funds on this page have no par value.
(5) Amount is less than $500.

See Notes to Financial Statements

77

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2018

(Reported in thousands except shares and per share amounts)

	Newfleet Low Duration Income Fund	Newfleet Multi-Sector Intermediate Bond Fund	Newfleet Senior Floating Rate Fund	Newfleet Tax-Exempt Bond Fund

Assets
Investment in unaffiliated securities at value(1)(2)	$362,141	$299,268	$537,725	$152,298
Investments in affiliated funds at value(3)	—	9,036	—	—
Foreign currency at value(4)	—	— (6)	—	—
Cash	2,163	1,203	4,074	—	(6)
Receivables
Investment securities sold	737	4,485	6,517	—
Fund shares sold	844	225	646	99
Dividends and interest	1,506	3,134	1,432	2,143
Securities lending receivable	—	3	—	—
Prepaid expenses	26	43	31	23
Prepaid trustee retainer	7	6	9	3
Other assets	21	18	29	9

Total assets	367,445	317,421	550,463	154,575

Liabilities
Payables
Fund shares repurchased	431	799	1,007	335
Investment securities purchased	3,492	5,153	22,754	11
Borrowings (See Note 11)	—	—	23,000	—
Collateral on securities loaned	392	5,808	—	—
Dividend distributions	69	224	422	81
Investment advisory fees	81	120	168	52
Distribution and service fees	35	59	106	20
Administration and accounting fees	31	26	43	13
Transfer agent and sub-transfer agent fees and expenses	70	62	68	25
Professional fees	28	33	34	27
Trustee deferred compensation plan	21	18	29	9
Interest payable on line of credit	—	—	6	—
Other accrued expenses	27	21	80	10

Total liabilities	4,677	12,323	47,717	583

Net Assets	$362,768	$305,098	$502,746	$153,992

Net Assets Consist of:
Common stock $0.001 par value	$34	$—	$—	$14
Capital paid in on shares of beneficial interest	368,733	330,035	539,112	150,958
Accumulated undistributed net investment income (loss)	266	(173)	369	217
Accumulated undistributed net realized gain (loss)	(2,896)	(15,523)	(31,742)	800
Net unrealized appreciation (depreciation) on investments	(3,369)	(9,241)	(4,993)	2,003

Net Assets	$362,768	$305,098	$502,746	$153,992

Net Assets:
Class A	$74,707	$73,217	$196,025	$36,238
Class C	$22,809	$53,809	$78,558	$15,238
Class I	$265,252	$162,322	$228,058	$102,516
Class R6	$—	$15,750	$105	$—
Shares Outstanding (unlimited number of shares authorized)(5):
Class A	7,023,870	7,340,892	20,831,381	3,329,366
Class C	2,144,594	5,341,759	8,337,733	1,399,792
Class I	24,945,966	16,265,718	24,256,739	9,419,035
Class R6	—	1,577,606	11,178	—
Net Asset Value and Redemption Price Per Share:
Class A	$10.64	$9.97	$9.41	$10.88
Class C	$10.64	$10.07	$9.42	$10.89
Class I	$10.63	$9.98	$9.40	$10.88
Class R6	$—	$9.98	$9.40	$—
Maximum offering price per share NAV/(1-2.25%) - Class A	$10.88	$—	$—	$—
Maximum offering price per share NAV/(1-2.75%) - Class A	$—	$—	$9.68	$11.19
Maximum offering price per share NAV/(1-3.75%) - Class A	$—	$10.36	$—	$—

(1) Investment in unaffiliated securities at cost	$365,510	$308,203	$542,718	$150,295
(2) Market value of securities on loan	$384	$5,570	$—	$—
(3) Investments in affiliated funds at cost	$—	$9,341	$—	$—
(4) Foreign currency at cost	$—	$— (6)	$—	$—
(5) Newfleet Low Duration Income Fund and Newfleet Tax-Exempt Bond Fund have a par value of $0.001, and all other funds on this page have no par value.
(6) Amount is less than $500.

See Notes to Financial Statements

78

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2018

($ reported in thousands)

	Newfleet Bond Fund	Newfleet CA Tax-Exempt Bond Fund	Newfleet High Yield Fund

Investment Income
Dividends	$25	$—	$64
Dividends from affiliated funds	70	—	—
Interest	2,800	939	4,326
Security lending, net of fees	— (1)	—	2

Total investment income	2,895	939	4,392

Expenses
Investment advisory fees	319	117	441
Distribution and service fees, Class A	92	42	133
Distribution and service fees, Class C	60	—	36
Administration and accounting fees	75	28	72
Transfer agent fees and expenses	53	14	67
Sub-transfer agent fees and expenses, Class A	20	5	23
Sub-transfer agent fees and expenses, Class C	4	—	2
Sub-transfer agent fees and expenses, Class I	17	9	9
Registration fees	62	32	62
Printing fees and expenses	10	3	10
Custodian fees	3	1	5
Professional fees	30	26	31
Trustees’ fees and expenses	5	2	5
Miscellaneous expenses	8	3	10

Total expenses	758	282	906
Less expenses reimbursed and/or waived by investment adviser	(188)	(84)	(231)
Less Low balance account fees	(1)	— (1)	(4)

Net expenses	569	198	671

Net investment income (loss)	2,326	741	3,721

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Unaffiliated investments	(303)	99	56
Net change in unrealized appreciation (depreciation) on:
Affiliated Investments	(14)	—	—
Unaffiliated investments	(2,660)	(835)	(1,946)

Net realized and unrealized gain (loss) on investments	(2,977)	(736)	(1,890)

Net increase (decrease) in net assets resulting from operations	$(651)	$5	$1,831

(1) Amount is less than $500.

See Notes to Financial Statements

79

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2018

($ reported in thousands)

	Newfleet Low Duration Income Fund	Newfleet Multi-Sector Intermediate Bond Fund	Newfleet Senior Floating Rate Fund	Newfleet Tax-Exempt Bond Fund

Investment Income
Dividends	$85	$98	$(196)*	$32
Dividend income from affiliated funds	—	553	—	—
Interest	11,158	18,547	28,780	5,695
Security lending, net of fees	—	3	—	—
Foreign taxes withheld	—	(21)	—	—

Total investment income	11,243	19,180	28,584	5,727

Expenses
Investment advisory fees	2,013	1,956	2,383	710
Distribution and service fees, Class A	200	201	521	103
Distribution and service fees, Class C	272	599	868	179
Administration and accounting fees	386	376	559	167
Transfer agent fees and expenses	179	169	238	76
Sub-transfer agent fees and expenses, Class A	59	58	38	24
Sub-transfer agent fees and expenses, Class C	16	36	53	8
Sub-transfer agent fees and expenses, Class I	182	128	131	61
Interest expense on borrowings	—	—	807	—
Registration fees	65	79	77	53
Printing fees and expenses	35	32	46	15
Custodian fees	10	13	58	1
Professional fees	31	41	89	28
Trustees’ fees and expenses	27	28	41	12
Miscellaneous expenses	30	34	196	10

Total expenses	3,505	3,750	6,105	1,447
Less expenses reimbursed and/or waived by investment adviser	(1,203)	(387)	(255)	(218)
Less Low balance account fees	— (1)	(1)	— (1)	— (1)

Net expenses	2,302	3,362	5,850	1,229

Net investment income (loss)	8,941	15,818	22,734	4,498

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Unaffiliated investments	(1,531)	(4,995)	356	806
Foreign Currency Transactions	—	(5)	—	—
Net change in unrealized appreciation (depreciation) on:
Affiliated Investments	—	(112)	—	—
Unaffiliated investments	(5,177)	(11,287)	(803)	(5,784)
Foreign Currency Transactions	—	(1)	—	—

Net realized and unrealized gain (loss) on investments	(6,708)	(16,400)	(447)	(4,978)

Net increase (decrease) in net assets resulting from operations	$2,233	$(582)	$22,287	$(480)

(1) Amount is less than $500.

*Includes a return of capital dividend reclassification in the amount of $320, relating to a prior year dividend which exceeded the aggregate of dividend income earned during the current period. The impact to the Ratio of Net Investment Income (Loss) to Average Net Assets is (0.06%).

See Notes to Financial Statements

80

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Newfleet Bond Fund		Newfleet CA Tax-Exempt Bond Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$2,326	$2,411	$741	$824
Net realized gain (loss)	(303)	101	99	202
Net change in unrealized appreciation (depreciation)	(2,674)	(732)	(835)	(996)

Increase (decrease) in net assets resulting from operations	(651)	1,780	5	30

Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	(1,221)	(1,316)	(458)	(522)
Class B	—	(1)	—	—
Class C	(153)	(199)	—	—
Class I	(992)	(826)	(282)	(321)
Class R6	(18)	(7)	—	—
Net Realized Gains:
Class A	—	—	(126)	(106)
Class I	—	—	(74)	(59)

Dividends and distributions to shareholders	(2,384)	(2,349)	(940)	(1,008)

Change in Net Assets From Capital Transactions (See Note 5)
Class A	(3,967)	(4,228)	(689)	(1,576)
Class B	—	(72)	—	—
Class C	(1,251)	(2,644)	—	—
Class I	1,951	2,463	(1,473)	(1,224)
Class R6	(28)	462	—	—

Increase (decrease) in net assets from capital transactions	(3,295)	(4,019)	(2,162)	(2,800)

Net increase (decrease) in net assets	(6,330)	(4,588)	(3,097)	(3,778)

Net Assets
Beginning of period	73,267	77,855	27,335	31,113

End of period	$66,937	$73,267	$24,238	$27,335

Accumulated undistributed net investment income (loss) at end of period	151	176	30	29

See Notes to Financial Statements

81

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Newfleet High Yield Fund		Newfleet Low Duration Income Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$3,721	$3,933	$8,941	$7,558
Net realized gain (loss)	56	(619)	(1,531)	(561)
Net change in unrealized appreciation (depreciation)	(1,946)	1,684	(5,177)	(2,302)

Increase (decrease) in net assets resulting from operations	1,831	4,998	2,233	4,695

Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	(3,001)	(3,074)	(1,854)	(1,761)
Class B	—	— (1)	—	—
Class C	(173)	(180)	(423)	(465)
Class I	(353)	(419)	(6,664)	(5,306)
Class R6	(292)	(73)	—	—

Dividends and distributions to shareholders	(3,819)	(3,746)	(8,941)	(7,532)

Change in Net Assets From Capital Transactions (See Note 5)
Class A	(3,267)	(8,670)	(5,375)	(19,703)
Class B	—	(27)	—	—
Class C	(235)	(705)	(9,071)	(13,906)
Class I	2,147	(1,545)	19,203	844
Class R6	(704)	5,263	—	—

Increase (decrease) in net assets from capital transactions	(2,059)	(5,684)	4,757	(32,765)

Net increase (decrease) in net assets	(4,047)	(4,432)	(1,951)	(35,602)

Net Assets
Beginning of period	72,117	76,549	364,719	400,321

End of period	$68,070	$72,117	$362,768	$364,719

Accumulated undistributed net investment income (loss) at end of period	$300	$252	$266	$267

(1) Amount is less than $500.

See Notes to Financial Statements

82

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Newfleet Multi-Sector Intermediate Bond Fund		Newfleet Senior Floating Rate Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$15,818	$14,922	$22,734	$22,762
Net realized gain (loss)	(5,000)	(1,924)	356	(5,929)
Net change in unrealized appreciation (depreciation)	(11,400)	5,280	(803)	6,546

Increase (decrease) in net assets resulting from operations	(582)	18,278	22,287	23,379

Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	(3,326)	(3,951)	(9,078)	(9,291)
Class B	—	(21)	—	—
Class C	(2,011)	(2,434)	(3,128)	(3,605)
Class I	(8,704)	(7,495)	(10,787)	(10,697)
Class R6	(792)	(277)	(22)	(4)
Tax Return on Capital
Class A	(123)	—	—	—
Class C	(91)	—	—	—
Class I	(302)	—	—	—
Class R6	(27)	—	—	—

Dividends and distributions to shareholders	(15,376)	(14,178)	(23,015)	(23,597)

Change in Net Assets From Capital Transactions (See Note 5)
Class A	(10,361)	(12,696)	(26,751)	(4,634)
Class B	—	(1,709)	—	—
Class C	(7,437)	(12,158)	(19,138)	(14,097)
Class I	(34,563)	79,969	(22,375)	40,395
Class R6	(2,877)	17,313	9	104

Increase (decrease) in net assets from capital transactions	(55,238)	70,719	(68,255)	21,768

Net increase (decrease) in net assets	(71,196)	74,819	(68,983)	21,550

Net Assets
Beginning of period	376,294	301,475	571,729	550,179

End of period	$305,098	$376,294	$502,746	$571,729

Accumulated undistributed net investment income (loss) at end of period	$(173)	$410	$369	$(712)

See Notes to Financial Statements

83

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Newfleet Tax-Exempt Bond Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017

Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$4,498	$4,942
Net realized gain (loss)	806	729
Net change in unrealized appreciation (depreciation)	(5,784)	(5,583)

Increase (decrease) in net assets resulting from operations	(480)	88

Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	(1,166)	(1,460)
Class C	(375)	(434)
Class I	(3,044)	(2,858)
Net Realized Gains:
Class A	(192)	(97)
Class C	(85)	(36)
Class I	(430)	(147)

Dividends and distributions to shareholders	(5,292)	(5,032)

Change in Net Assets From Capital Transactions (See Note 5)
Class A	(8,931)	(21,229)
Class C	(4,937)	(5,334)
Class I	6,081	(2,165)

Increase (decrease) in net assets from capital transactions	(7,787)	(28,728)

Net increase (decrease) in net assets	(13,559)	(33,672)

Net Assets
Beginning of period	167,551	201,223

End of period	$153,992	$167,551

Accumulated undistributed net investment income (loss) at end of period	$217	$304

See Notes to Financial Statements

84

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Tax Return of Capital	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(8)	Ratio of Gross Expenses to Average Net Assets(3)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(8)	Portfolio Turnover Rate(4)
Newfleet Bond Fund
Class A
10/1/17 to 9/30/18	$11.31	0.36	(0.46)	(0.10)	(0.37)	—	—	(0.37)	—	(0.47)	$10.84	(0.92)%	$33,998	0.84%	1.12%	3.24%	49%
10/1/16 to 9/30/17	11.38	0.37	(0.08)	0.29	(0.36)	—	—	(0.36)	—	(0.07)	11.31	2.60	(14)	39,536	0.84	(14)	1.17	3.26	(14)	56
10/1/15 to 9/30/16	11.02	0.36	0.33	0.69	(0.33)	—	—	(0.33)	—	(5)	0.36	11.38	6.38	(11)	44,136	0.86	(12)	1.18	3.28	64
10/1/14 to 9/30/15	11.43	0.40	(0.43)	(0.03)	(0.32)	—	(0.06)	(0.38)	—	(0.41)	11.02	(0.26)	48,064	0.85	1.12	3.55	64
10/1/13 to 9/30/14	11.21	0.47	0.22	0.69	(0.47)	—	—	(0.47)	—	0.22	11.43	6.18	53,603	0.85	1.10	4.08	38

Class C
10/1/17 to 9/30/18	$11.04	0.27	(0.44)	(0.17)	(0.28)	—	—	(0.28)	—	(0.45)	$10.59	(1.58)%	$5,165	1.59%	1.87%	2.49%	49%
10/1/16 to 9/30/17	11.12	0.27	(0.08)	0.19	(0.27)	—	—	(0.27)	—	(0.08)	11.04	1.79	(14)	6,671	1.59	(14)	1.92	2.51	(14)	56
10/1/15 to 9/30/16	10.78	0.27	0.32	0.59	(0.25)	—	—	(0.25)	—	(5)	0.34	11.12	5.54	(11)	9,409	1.61	(12)	1.93	2.52	64
10/1/14 to 9/30/15	11.19	0.30	(0.41)	(0.11)	(0.24)	—	(0.06)	(0.30)	—	(0.41)	10.78	(1.00)	8,853	1.60	1.87	2.74	64
10/1/13 to 9/30/14	10.99	0.37	0.21	0.58	(0.38)	—	—	(0.38)	—	0.20	11.19	5.34	6,315	1.60	1.85	3.33	38

Class I
10/1/17 to 9/30/18	$11.49	0.39	(0.46)	(0.07)	(0.40)	—	—	(0.40)	—	(0.47)	$11.02	(0.60)%	$27,360	0.59%	0.84%	3.50%	49%
10/1/16 to 9/30/17	11.56	0.40	(0.08)	0.32	(0.39)	—	—	(0.39)	—	(0.07)	11.49	2.81	(14)	26,597	0.59	(14)	0.92	3.52	(14)	56
10/1/15 to 9/30/16	11.19	0.40	0.33	0.73	(0.36)	—	—	(0.36)	—	(5)	0.37	11.56	6.63	(11)	24,236	0.61	(12)	0.93	3.51	64
10/1/14 to 9/30/15	11.59	0.43	(0.42)	0.01	(0.35)	—	(0.06)	(0.41)	—	(0.40)	11.19	0.08	17,456	0.60	0.87	3.78	64
10/1/13 to 9/30/14	11.37	0.50	0.21	0.71	(0.49)	—	—	(0.49)	—	0.22	11.59	6.35	16,468	0.60	0.85	4.33	38

Class R6
10/1/17 to 9/30/18	$11.50	0.40	(0.47)	(0.07)	(0.41)	—	—	(0.41)	—	(0.48)	$11.02	(0.60)%	$414	0.50	%(7)	0.79%	3.59%	49%
11/3/16(6) to 9/30/17	11.45	0.38	0.03	0.41	(0.36)	—	—	(0.36)	—	0.05	11.50	3.66	(14)	463	0.53	(14)	0.88	3.33	(14)	56	(10)
Newfleet CA Tax-Exempt
Bond Fund
Class A
10/1/17 to 9/30/18	$11.81	0.32	(0.32)	—	(0.32)	(0.09)	—	(0.41)	—	(0.41)	$11.40	(0.05)%	$16,016	0.85%	1.15%	2.75%	6%
10/1/16 to 9/30/17	12.17	0.33	(0.28)	0.05	(0.34)	(0.07)	—	(0.41)	—	(0.36)	11.81	0.45	(14)	17,298	0.85	(14)	1.17	2.82	(14)	33
10/1/15 to 9/30/16	12.14	0.37	0.29	0.66	(0.36)	(0.27)	—	(0.63)	—	0.03	12.17	5.56	19,464	0.86	(12)	1.22	3.03	21
10/1/14 to 9/30/15	12.51	0.39	0.03	0.42	(0.40)	(0.39)	—	(0.79)	—	(0.37)	12.14	3.44	19,978	0.85	1.18	3.16	24
10/1/13 to 9/30/14	12.10	0.43	0.64	1.07	(0.42)	(0.24)	—	(0.66)	—	0.41	12.51	9.16	21,729	0.85	1.11	3.49	7

Class I
10/1/17 to 9/30/18	$11.79	0.35	(0.32)	0.03	(0.35)	(0.09)	—	(0.44)	—	(0.41)	$11.38	0.19%	$8,222	0.60%	0.96%	3.00%	6%
10/1/16 to 9/30/17	12.15	0.36	(0.28)	0.08	(0.37)	(0.07)	—	(0.44)	—	(0.36)	11.79	0.69	(14)	10,037	0.60	(14)	0.94	3.06	(14)	33
10/1/15 to 9/30/16	12.12	0.40	0.29	0.69	(0.39)	(0.27)	—	(0.66)	—	0.03	12.15	5.83	11,649	0.61	(12)	0.97	3.28	21
10/1/14 to 9/30/15	12.49	0.42	0.03	0.45	(0.43)	(0.39)	—	(0.82)	—	(0.37)	12.12	3.71	11,059	0.60	0.93	3.41	24
10/1/13 to 9/30/14	12.09	0.45	0.64	1.09	(0.45)	(0.24)	—	(0.69)	—	0.40	12.49	9.36	11,453	0.60	0.83	3.74	7

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

85

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Tax Return of Capital	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(8)	Ratio of Gross Expenses to Average Net Assets(3)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(8)	Portfolio Turnover Rate(4)
Newfleet High Yield
Fund
Class A
10/1/17 to 9/30/18	$4.25	0.23	(0.12)	0.11	(0.23)	—	—	(0.23)	—	(0.12)	$4.13	2.77%	$51,859	0.99%	1.34%	5.48%	66%
10/1/16 to 9/30/17	4.18	0.23	0.06	0.29	(0.22)	—	—	(0.22)	—	0.07	4.25	7.05	(14)	56,694	1.00	(7)(14)	1.41	5.36	(14)	71
10/1/15 to 9/30/16	3.98	0.21	0.20	0.41	(0.21)	—	—	(0.21)	—	(5)	0.20	4.18	10.59	(11)	64,338	1.15	(12)	1.42	5.15	81
10/1/14 to 9/30/15	4.35	0.22	(0.36)	(0.14)	(0.23)	—	—	(0.23)	—	(0.37)	3.98	(3.39)	60,951	1.15	1.32	5.26	94
10/1/13 to 9/30/14	4.27	0.24	0.08	0.32	(0.24)	—	—	(0.24)	—	0.08	4.35	7.53	71,042	1.15	1.31	5.55	82

Class C
10/1/17 to 9/30/18	$4.17	0.19	(0.10)	0.09	(0.20)	—	—	(0.20)	—	(0.11)	$4.06	2.20%	$3,254	1.74%	2.08%	4.73%	66%
10/1/16 to 9/30/17	4.11	0.19	0.06	0.25	(0.19)	—	—	(0.19)	—	0.06	4.17	6.11	(14)	3,593	1.75	(7)(14)	2.17	4.61	(14)	71
10/1/15 to 9/30/16	3.92	0.17	0.20	0.37	(0.18)	—	—	(0.18)	—	(5)	0.19	4.11	9.68	(11)	4,231	1.90	(12)	2.17	4.40	81
10/1/14 to 9/30/15	4.28	0.19	(0.35)	(0.16)	(0.20)	—	—	(0.20)	—	(0.36)	3.92	(3.93)	3,705	1.90	2.07	4.52	94
10/1/13 to 9/30/14	4.21	0.21	0.07	0.28	(0.21)	—	—	(0.21)	—	0.07	4.28	6.60	4,038	1.90	2.07	4.79	82

Class I
10/1/17 to 9/30/18	$4.25	0.24	(0.12)	0.12	(0.24)	—	—	(0.24)	—	(0.12)	$4.13	3.03%	$8,557	0.74%	1.14%	5.72%	66%
10/1/16 to 9/30/17	4.18	0.24	0.06	0.30	(0.23)	—	—	(0.23)	—	0.07	4.25	7.31	(14)	6,577	0.75	(7)(14)	1.17	5.62	(14)	71
10/1/15 to 9/30/16	3.98	0.21	0.21	0.42	(0.22)	—	—	(0.22)	—	(5)	0.20	4.18	10.86	(11)	7,954	0.90	(12)	1.16	5.38	81
10/1/14 to 9/30/15	4.35	0.23	(0.36)	(0.13)	(0.24)	—	—	(0.24)	—	(0.37)	3.98	(3.15)	4,625	0.90	1.07	5.53	94
10/1/13 to 9/30/14	4.27	0.26	0.07	0.33	(0.25)	—	—	(0.25)	—	0.08	4.35	7.80	6,120	0.90	1.07	5.80	82

Class R6
10/1/17 to 9/30/18	$4.25	0.24	(0.11)	0.13	(0.25)	—	—	(0.25)	—	(0.12)	$4.13	3.09%	$4,400	0.69%	1.00%	5.79%	66%
11/3/16(6) to 9/30/17	4.14	0.22	0.10	0.32	(0.21)	—	—	(0.21)	—	0.11	4.25	7.93	(14)	5,253	0.69	(7)(14)	1.15	5.66	(14)	71	(10)
Newfleet Low Duration Income Fund
Fund
Class A
10/1/17 to 9/30/18	$10.83	0.25	(0.19)	0.06	(0.25)	—	—	(0.25)	—	(0.19)	$10.64	0.55%	$74,707	0.75%	1.09%	2.32%	54%
10/1/16 to 9/30/17	10.90	0.21	(0.07)	0.14	(0.21)	—	—	(0.21)	—	(0.07)	10.83	1.31	81,542	0.75	1.12	1.95	55
1/1/16 to 9/30/16(13)	10.70	0.15	0.20	0.35	(0.15)	—	—	(0.15)	—	0.20	10.90	3.25	102,049	0.76	(12)	1.12	1.89	38
1/1/15 to 12/31/15	10.82	0.19	(0.09)	0.10	(0.19)	—	(0.03)	(0.22)	—	(5)	(0.12)	10.70	0.89	(11)	85,666	0.75	1.12	1.77	56
1/1/14 to 12/31/14	10.83	0.22	(0.01)	0.21	(0.22)	—	—	(0.22)	—	(0.01)	10.82	1.94	75,456	0.92	(7)	1.11	2.02	58
1/1/13 to 12/31/13	10.96	0.21	(0.13)	0.08	(0.21)	—	—	(0.21)	—	(0.13)	10.83	0.76	39,436	0.95	1.14	1.93	51

Class C
10/1/17 to 9/30/18	$10.83	0.17	(0.19)	(0.02)	(0.17)	—	—	(0.17)	—	(0.19)	$10.64	(0.20)%	$22,809	1.50%	1.82%	1.55%	54%
10/1/16 to 9/30/17	10.90	0.13	(0.07)	0.06	(0.13)	—	—	(0.13)	—	(0.07)	10.83	0.56	32,400	1.50	1.87	1.20	55
1/1/16 to 9/30/16(13)	10.70	0.09	0.19	0.28	(0.08)	—	—	(0.08)	—	0.20	10.90	2.67	46,642	1.51	(12)	1.87	1.15	38
1/1/15 to 12/31/15	10.82	0.11	(0.10)	0.01	(0.10)	—	(0.03)	(0.13)	—	(5)	(0.12)	10.70	0.13	(11)	44,621	1.50	1.86	1.02	56
1/1/14 to 12/31/14	10.84	0.14	(0.02)	0.12	(0.14)	—	—	(0.14)	—	(0.02)	10.82	1.08	51,303	1.68	(7)	1.87	1.28	58
1/1/13 to 12/31/13	10.97	0.13	(0.13)	—	(0.13)	—	—	(0.13)	—	(0.13)	10.84	0.01	25,463	1.70	1.89	1.17	51

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

86

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Tax Return of Capital	Total Distributions	Payment from Affiliate		Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(8)		Ratio of Gross Expenses to Average Net Assets(3)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(8)		Portfolio Turnover Rate(4)
Newfleet Low Duration Income
Fund (Continued)
Class I
10/1/17 to 9/30/18	$10.83	0.28	(0.20)	0.08	(0.28)	—	—	(0.28)	—		(0.20)	$10.63	0.71%		$265,252	0.50%		0.83%	2.57%		54%
10/1/16 to 9/30/17	10.90	0.24	(0.07)	0.17	(0.24)	—	—	(0.24)	—		(0.07)	10.83	1.56		250,777	0.50		0.88	2.21		55
1/1/16 to 9/30/16(13)	10.70	0.17	0.20	0.37	(0.17)	—	—	(0.17)	—		0.20	10.90	3.44		251,630	0.52	(12)	0.87	2.15		38
1/1/15 to 12/31/15	10.81	0.22	(0.09)	0.13	(0.21)	—	(0.03)	(0.24)	—	(5)	(0.11)	10.70	1.24	(11)	150,977	0.50		0.88	2.03		56
1/1/14 to 12/31/14	10.83	0.25	(0.02)	0.23	(0.25)	—	—	(0.25)	—		(0.02)	10.81	2.10		92,794	0.68	(7)	0.91	2.27		58
1/1/13 to 12/31/13	10.96	0.24	(0.13)	0.11	(0.24)	—	—	(0.24)	—		(0.13)	10.83	1.02		52,790	0.70		0.94	2.18		51
Newfleet Multi-Sector Intermediate Bond
Fund
Class A
10/1/17 to 9/30/18	$10.42	0.45	(0.46)	(0.01)	(0.42)	—	(0.02)	(0.44)	—		(0.45)	$9.97	(0.14)%		$73,217	0.98%		1.10%	4.43%		70%
10/1/16 to 9/30/17	10.30	0.47	0.10	0.57	(0.45)	—	—	(0.45)	—		0.12	10.42	5.64	(14)	87,144	1.01	(7)(14)	1.13	4.55	(14)	64
10/1/15 to 9/30/16	9.76	0.47	0.49	0.96	(0.42)	—	—	(0.42)	—		0.54	10.30	10.15		98,969	1.14	(12)	1.15	4.80		60
10/1/14 to 9/30/15	10.70	0.49	(0.85)	(0.36)	(0.40)	(0.13)	(0.05)	(0.58)	—	(5)	(0.94)	9.76	(3.41	)(11)	104,833	1.10		1.10	4.81		66
10/1/13 to 9/30/14	10.77	0.54	0.11	0.65	(0.52)	(0.20)	—	(0.72)	—		(0.07)	10.70	6.18		119,423	1.11		1.11	5.00		54

Class C
10/1/17 to 9/30/18	$10.53	0.38	(0.48)	(0.10)	(0.34)	—	(0.02)	(0.36)	—		(0.46)	$10.07	(0.96)%		$53,809	1.73%		1.83%	3.68%		70%
10/1/16 to 9/30/17	10.40	0.39	0.11	0.50	(0.37)	—	—	(0.37)	—		0.13	10.53	4.90	(14)	63,919	1.77	(7)(14)	1.88	3.80	(14)	64
10/1/15 to 9/30/16	9.85	0.40	0.50	0.90	(0.35)	—	—	(0.35)	—		0.55	10.40	9.34		75,350	1.88	(12)	1.90	4.04		60
10/1/14 to 9/30/15	10.79	0.42	(0.85)	(0.43)	(0.33)	(0.13)	(0.05)	(0.51)	—	(5)	(0.94)	9.85	(4.11	)(11)	84,099	1.85		1.85	4.06		66
10/1/13 to 9/30/14	10.86	0.47	0.10	0.57	(0.44)	(0.20)	—	(0.64)	—		(0.07)	10.79	5.33		96,072	1.86		1.86	4.25		54
Class I
10/1/17 to 9/30/18	$10.43	0.48	(0.47)	0.01	(0.44)	—	(0.02)	(0.46)	—		(0.45)	$9.98	0.14%		$162,322	0.73%		0.83%	4.66%		70%
10/1/16 to 9/30/17	10.31	0.50	0.09	0.59	(0.47)	—	—	(0.47)	—		0.12	10.43	5.90	(14)	205,821	0.75	(7)(14)	0.88	4.83	(14)	64
10/1/15 to 9/30/16	9.77	0.50	0.49	0.99	(0.45)	—	—	(0.45)	—		0.54	10.31	10.42		123,435	0.88	(12)	0.90	5.04		60
10/1/14 to 9/30/15	10.71	0.52	(0.85)	(0.33)	(0.43)	(0.13)	(0.05)	(0.61)	—	(5)	(0.94)	9.77	(3.17	)(11)	138,956	0.85		0.85	5.06		66
10/1/13 to 9/30/14	10.77	0.57	0.12	0.69	(0.55)	(0.20)	—	(0.75)	—		(0.06)	10.71	6.54		144,298	0.86		0.86	5.24		54

Class R6
10/1/17 to 9/30/18	$10.43	0.49	(0.47)	0.02	(0.45)	—	(0.02)	(0.47)	—		(0.45)	$9.98	0.19%		$15,750	0.62	%(7)	0.76%	4.78%		70%
10/1/16 to 9/30/17	10.31	0.50	0.10	0.60	(0.48)	—	—	(0.48)	—		0.12	10.43	5.98	(14)	19,410	0.67	(7)(14)	0.82	4.79	(14)	64
10/1/15 to 9/30/16	9.77	0.50	0.50	1.00	(0.46)	—	—	(0.46)	—		0.54	10.31	10.50		2,004	0.81	(12)	0.83	5.12		60
11/14/14(6) to 9/30/15	10.67	0.46	(0.81)	(0.35)	(0.37)	(0.13)	(0.05)	(0.55)	—	(5)	(0.90)	9.77	(3.31	)(11)	1,778	0.76		0.77	5.12		66	(10)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

87

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Tax Return of Capital	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(8)	Ratio of Gross Expenses to Average Net Assets(3)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover Rate(4)
Newfleet Senior Floating
Rate Fund
Class A
10/1/17 to 9/30/18	$9.42	0.41	(0.01)	0.40	(0.41)	—	—	(0.41)	—	(0.01)	$9.41	4.33%	$196,025	1.09%	1.12%	4.31%	37%
10/1/16 to 9/30/17	9.42	0.37	0.02	0.39	(0.39)	—	—	(0.39)	—	—	9.42	4.28	223,055	1.10	(7)	1.16	3.95	95
10/1/15 to 9/30/16	9.36	0.34	0.06	0.40	(0.34)	—	—	(0.34)	—	0.06	9.42	4.42	227,588	1.23	(9)(12)	1.24	3.67	48
10/1/14 to 9/30/15	9.72	0.38	(0.32)	0.06	(0.39)	(0.03)	—	(0.42)	—	(5)	(0.36)	9.36	0.53	(11)	268,596	1.20	(9)	1.20	3.94	34
10/1/13 to 9/30/14	9.79	0.37	(0.07)	0.30	(0.37)	—	—	(0.37)	—	(0.07)	9.72	3.08	294,617	1.18	(9)	1.18	3.79	77

Class C
10/1/17 to 9/30/18	$9.44	0.33	(0.01)	0.32	(0.34)	—	—	(0.34)	—	(0.02)	$9.42	3.45%	$78,558	1.84%	1.91%	3.55%	37%
10/1/16 to 9/30/17	9.43	0.30	0.03	0.33	(0.32)	—	—	(0.32)	—	0.01	9.44	3.50	97,800	1.85	(7)	1.92	3.20	95
10/1/15 to 9/30/16	9.37	0.27	0.06	0.33	(0.27)	—	—	(0.27)	—	0.06	9.43	3.63	111,839	1.98	(9)(12)	1.99	2.92	48
10/1/14 to 9/30/15	9.73	0.31	(0.33)	(0.02)	(0.31)	(0.03)	—	(0.34)	—	(5)	(0.36)	9.37	(0.22	)(11)	138,478	1.95	(9)	1.95	3.19	34
10/1/13 to 9/30/14	9.81	0.30	(0.08)	0.22	(0.30)	—	—	(0.30)	—	(0.08)	9.73	2.20	177,485	1.93	(9)	1.93	3.04	77

Class I
10/1/17 to 9/30/18	$9.42	0.43	(0.02)	0.41	(0.43)	—	—	(0.43)	—	(0.02)	$9.40	4.48%	$228,058	0.84%	0.90%	4.56%	37%
10/1/16 to 9/30/17	9.41	0.40	0.02	0.42	(0.41)	—	—	(0.41)	—	0.01	9.42	4.54	250,770	0.84	(7)	0.92	4.21	95
10/1/15 to 9/30/16	9.35	0.36	0.06	0.42	(0.36)	—	—	(0.36)	—	0.06	9.41	4.69	210,752	0.97	(9)(12)	0.98	3.91	48
10/1/14 to 9/30/15	9.71	0.40	(0.32)	0.08	(0.41)	(0.03)	—	(0.44)	—	(5)	(0.36)	9.35	0.78	(11)	284,735	0.95	(9)	0.95	4.20	34
10/1/13 to 9/30/14	9.79	0.40	(0.09)	0.31	(0.39)	—	—	(0.39)	—	(0.08)	9.71	3.23	457,494	0.93	(9)	0.93	4.06	77

Class R6
10/1/17 to 9/30/18	$9.42	0.44	(0.02)	0.42	(0.44)	—	—	(0.44)	—	(0.02)	$9.40	4.60%	$105	0.75	%(7)	0.86%	4.70%	37%
11/3/16(6) to 9/30/17	9.43	0.36	0.01	0.37	(0.38)	—	—	(0.38)	—	(0.01)	9.42	4.32	104	0.77	(7)	0.86	3.76	95	(10)
Newfleet Tax-Exempt
Bond Fund
Class A
10/1/17 to 9/30/18	$11.28	0.31	(0.35)	(0.04)	(0.31)	(0.05)	—	(0.36)	—	(0.40)	$10.88	(0.35)%	$36,238	0.85%	0.99%	2.78%	15%
10/1/16 to 9/30/17	11.55	0.31	(0.26)	0.05	(0.30)	(0.02)	—	(0.32)	—	(0.27)	11.28	0.48	(14)	46,657	0.85	(14)	1.03	2.78	(14)	9
1/1/16 to 9/30/16(13)	11.43	0.22	0.12	0.34	(0.22)	—	—	(0.22)	—	0.12	11.55	3.00	69,711	0.87	(12)	1.03	2.53	9
1/1/15 to 12/31/15	11.46	0.30	(0.03)	0.27	(0.29)	(0.01)	—	(0.30)	—	(0.03)	11.43	2.39	74,418	0.85	1.00	2.60	10
1/1/14 to 12/31/14	10.91	0.31	0.56	0.87	(0.32)	—	(5)	—	(0.32)	—	0.55	11.46	7.94	79,906	0.85	0.99	2.73	22
1/1/13 to 12/31/13	11.62	0.30	(0.71)	(0.41)	(0.30)	—	—	(0.30)	—	(0.71)	10.91	(3.48)	89,303	0.85	0.98	2.66	29

Class C
10/1/17 to 9/30/18	$11.29	0.22	(0.34)	(0.12)	(0.23)	(0.05)	—	(0.28)	—	(0.40)	$10.89	(1.09)%	$15,238	1.60%	1.73%	2.03%	15%
10/1/16 to 9/30/17	11.55	0.23	(0.25)	(0.02)	(0.22)	(0.02)	—	(0.24)	—	(0.26)	11.29	(0.18	)(14)	20,832	1.60	(14)	1.78	2.03	(14)	9
1/1/16 to 9/30/16(13)	11.43	0.15	0.13	0.28	(0.16)	—	—	(0.16)	—	0.12	11.55	2.42	26,833	1.61	(12)	1.78	1.78	9
1/1/15 to 12/31/15	11.46	0.21	(0.03)	0.18	(0.20)	(0.01)	—	(0.21)	—	(0.03)	11.43	1.62	30,316	1.60	1.75	1.85	10
1/1/14 to 12/31/14	10.92	0.22	0.55	0.77	(0.23)	—	(5)	—	(0.23)	—	0.54	11.46	7.13	30,967	1.60	1.74	1.98	22
1/1/13 to 12/31/13	11.63	0.22	(0.72)	(0.50)	(0.21)	—	—	(0.21)	—	(0.71)	10.92	(4.29)	28,845	1.60	1.73	1.92	29

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

88

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Tax Return of Capital	Total Distributions	Payment from Affiliate	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(8)		Ratio of Gross Expenses to Average Net Assets(3)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)(8)		Portfolio Turnover Rate(4)
Newfleet Tax-Exempt
Bond Fund
(Continued)
Class I
10/1/17 to 9/30/18	$11.28	0.33	(0.34)	(0.01)	(0.34)	(0.05)	—	(0.39)	—	(0.40)	$10.88	(0.10)%		$102,516	0.60%		0.74%	3.03%		15%
10/1/16 to 9/30/17	11.55	0.34	(0.26)	0.08	(0.33)	(0.02)	—	(0.35)	—	(0.27)	11.28	0.73	(14)	100,062	0.60	(14)	0.79	3.04	(14)	9
1/1/16 to 9/30/16(13)	11.43	0.24	0.12	0.36	(0.24)	—	—	(0.24)	—	0.12	11.55	3.19		104,679	0.62	(12)	0.78	2.78		9
1/1/15 to 12/31/15	11.46	0.33	(0.03)	0.30	(0.32)	(0.01)	—	(0.33)	—	(0.03)	11.43	2.64		90,912	0.60		0.77	2.85		10
1/1/14 to 12/31/14	10.91	0.34	0.56	0.90	(0.35)	— (5)	—	(0.35)	—	0.55	11.46	8.30		86,459	0.60		0.79	2.98		22
1/1/13 to 12/31/13	11.62	0.33	(0.71)	(0.38)	(0.33)	—	—	(0.33)	—	(0.71)	10.91	(3.33)		82,936	0.60		0.77	2.88		29

Footnote Legend

(1)	Calculated using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	Annualized for periods less than one year.
(4)	Not annualized for periods less than one year.
(5)	Amount is less than $0.005 per share.
(6)	Inception date.
(7)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(8)	The Funds will also indirectly bear their prorated share of expenses of the underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(9)	The Fund is currently under its expense limitation.
(10)	Portfolio turnover is representative of the Fund for the entire period.
(11)	Payment from affiliate had no impact on total return.
(12)	Net expense ratio includes extraordinary proxy expenses.
(13)	The Fund changed its fiscal year end to September 30 during the period.
(14)

State Street Bank & Trust, custodian for some of the Funds through January 29, 2010, reimbursed the Funds for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets. If it was included, the impact would have been to lower the Ratio of Net Expenses and increase the Ratio of Net Investment Income (Loss) as follows:

	Class A	Class C	Class I	Class R6
Newfleet Bond Fund	0.02%	0.02%	0.02%	—
Newfleet California Tax Exempt Fund	0.02%	—	0.02%	—
Newfleet High Yield Fund	0.08%	0.08%	0.08%	—
Newfleet Multi-Sector Intermediate Bond Fund	0.02%	0.02%	0.02%	—
Newfleet Tax Exempt Bond Fund	0.01%	0.01%	0.01%	—

Custody fees reimbursed were included in Total Return. If excluded, the impact would have been to lower the Total Return as follows:

	Class A	Class C	Class I	Class R6
Newfleet Bond Fund	0.02%	0.02%	0.02%	—
Newfleet California Tax Exempt Fund	0.02%	—	0.02%	—
Newfleet High Yield Fund	0.08%	0.08%	0.08%	—
Newfleet Multi-Sector Intermediate Bond Fund	0.02%	0.02%	0.02%	—
Newfleet Tax Exempt Bond Fund	0.01%	0.01%	0.01%	—

See Notes to Financial Statements

89

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report, 24 funds of the Trust are offered for sale, of which seven (each a “Fund” or collectively, the “Funds”) are reported in this annual report.

Each Fund is diversified and has a distinct investment objective(s). Each Fund’s investment objective is outlined in its respective summary page. There is no guarantee that a Fund will achieve its objective(s).

All of the Funds offer Class A shares and Class I shares. All of the Funds with the exception of the Newfleet CA Tax-Exempt Bond Fund offer Class C shares. Effective March 6, 2017, Class B shares were converted to Class A shares. Prior to March 6, 2017, Class B shares were only available to existing shareholders through qualifying transactions. The Newfleet Bond Fund, Newfleet High Yield Fund, Newfleet Multi-Sector Intermediate Bond Fund and Newfleet Senior Floating Rate Fund also offer Class R6 shares.

Class A shares of Newfleet Low Duration Income Fund are sold with a front-end sales charge of 2.25% with some exceptions. Class A shares of the Newfleet CA Tax-Exempt Bond Fund, Newfleet Senior Floating Rate Fund and Newfleet Tax-Exempt Bond Fund are sold with a front-end sales charge of up to 2.75% with some exceptions. Class A shares of the Newfleet Bond Fund, Newfleet High Yield Fund, and Newfleet Multi-Sector Intermediate Bond Fund are sold with a front-end sales charge of up to 3.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Prior to March 6, 2017, Class B shares were generally sold with a CDSC, which declined from 5% to zero depending on the period of time the shares were held. Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class R6 and Class I shares are sold without a front-end sales charge or CDSC.

Class R6 shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457 plans, profit-sharing plans, money purchase pension plans and defined benefit plans and nonqualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a minimum initial investment requirement. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.

The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Low Balance Account Fees” in each Fund’s Statements of Operations for the period, as applicable.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

90

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.

A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2018, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2015 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear each Fund’s pro-rata expenses of the underlying mutual funds in which the Fund invests.

F.	Foreign Currency Transactions

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the

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results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	When-issued Purchases and Forward Commitments (Delayed Delivery)

Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

H.	Interest-Only and Principal-Only Securities

Certain Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities represent a participation in, or are secured by, or payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. Stripped mortgage-backed securities include interest-only securities (IOs) which receive all of the interest, and principal-only securities (POs) which receive all of the principal. The market value of these securities is highly sensitive to changes in interest rates and a rapid (slow) rate of principal payments may have an adverse (positive) effect on yield to maturity. Payments received for IOs are included in interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on a daily basis until maturity and these adjustments are also included in interest income. Payments received for POs are treated as reductions to the cost and par value of the securities. Any pay down gains or losses associated with the payments received are included in interest income. If the underlying mortgage assets are greater than anticipated payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities.

I.	Leveraged Loans

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally the LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As of September 30, 2018, the Funds had the following unfunded loan commitments:

Fund	Borrower	Unfunded Loan Commitment
Newfleet Multi-Sector Intermediate Bond Fund	Carlisle Food Service Products, Inc. First Lien	$14
	Pearl Intermediate Parent LLC First Lien	100
	Securus Technologies Holdings, Inc.	140
	St. George’s University Scholastic Services LLC	92

Newfleet Senior Floating Rate Fund	Carlisle Food Service Products, Inc. First Lien	61
	Heartland Dental LLC	226
	Pearl Intermediate Parent LLC First Lien	303
	Securus Technologies Holdings, Inc.	212
	St. George’s University Scholastic Services LLC	370

J.	Securities Lending

($ reported in thousands)

Certain Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when a Fund lends securities the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and

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rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

At September 30, 2018, the following Funds had securities on loan:

	Market Value	Cash Collateral
Newfleet Bond Fund	$299	$308
Newfleet High Yield Fund	4,598	4,759
Newfleet Low Duration Income Fund	384	392
Newfleet Multi-Sector Intermediate Bond Fund	5,570	5,808

Note 3. Investment Advisory Fees and Related Party Transactions

A.	Investment Adviser

($ reported in thousands)

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, based upon the following annual rates as a percentage of the average daily net assets of each Fund:

Newfleet Tax-Exempt Bond Fund	0.45%

	First $1 Billion	$1+ Billion
Newfleet Bond Fund	0.45%	0.40%

	First $1 Billion	$1+ Billion Through $2 Billion	$2+ Billion
Newfleet CA Tax-Exempt Bond Fund	0.45%	0.40%	0.35%
Newfleet High Yield Fund	0.65	0.60	0.55
Newfleet Low Duration Income Fund	0.55	0.50	0.45
Newfleet Multi-Sector Intermediate Bond Fund	0.55	0.50	0.45

	First $2 Billion	$2+ Billion Through $4 Billion	$4+ Billion
Newfleet Senior Floating Rate Fund	0.45%	0.40%	0.38%

During the period covered by these financial statements, the Newfleet Bond Fund and the Newfleet Multi-Sector Intermediate Fund, each invested a portion of its assets in Virtus Newfleet Credit Opportunities Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser has voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by each Fund on the assets invested in the Virtus Newfleet Credit Opportunities Fund. For the period covered by these financial statements, the waiver amounted to $5, and $50, respectively. These waivers are in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and are included in the Statements of Operations in “Less expenses reimbursed and/or waived by investment adviser”.

B.	Subadviser

The Subadviser manages the investments of each Fund, for which it is paid a fee by the Adviser. Newfleet Asset Management, LLC (the “Subadviser”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser to the Funds.

C.	Expense Limits and Fee Waivers

The Adviser has contractually agreed to limit certain Funds’ annual total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses and dividend expenses, if any), so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through January 31, 2019. The waivers and reimbursements are calculated daily and received monthly.

	Class A	Class C	Class I	Class R6
Newfleet Bond Fund	0.85%	1.60%	0.60%	0.48	%(2)
Newfleet CA Tax-Exempt Bond Fund	0.85	N/A	0.60	N/A
Newfleet High Yield Fund	1.00	1.75	0.75	0.69
Newfleet Low Duration Income Fund	0.75	1.50	0.50	N/A
Newfleet Multi-Sector Intermediate Bond Fund	0.99	1.74	0.74	0.60	(2)
Newfleet Senior Floating Rate Fund(1)	0.94	1.69	0.69	0.55	(2)
Newfleet Tax-Exempt Bond Fund	0.85	1.60	0.60	N/A

(1)	Excluding leverage expenses, if any.
(2)

Effective March 29, 2018. For the period October 1, 2017, through March 28, 2018, the Class R6 expense caps were as follows for Newfleet Bond Fund, Newfleet Multi-Sector Intermediate Bond Fund, and Newfleet Senior Floating Rate Fund, respectively: 0.54%, 0.67%, and 0.63%.

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D.	Expense Recapture

($ reported in thousands)

Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements, within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser-reimbursed expenses may be recaptured by the fiscal year ending:

	Expiration
Fund	2019		2020		2021	TOTAL
Newfleet Bond Fund
Class A	$142		$130		$98	$370
Class C	29		26		21	76
Class I	64		78		68	210
Class R6	—		1		1	2
Newfleet CA Tax-Exempt Bond Fund
Class A	71		59		51	181
Class I	41		35		33	109
Newfleet High Yield Fund
Class A	154		233		180	567
Class C	—	(1)	16		21	37
Class I	20		32		24	76
Class R6	—		6		15	21
Newfleet Low Duration Income Fund
Class A	326		336		274	936
Class C	162		144		87	393
Class I	652		907		842	2,401
Newfleet Multi-Sector Intermediate Bond Fund
Class A	—		91		86	177
Class C	—		68		53	121
Class I	—		182		176	358
Class R6	—		8		23	31
Newfleet Senior Floating Rate Fund
Class A	—		114		52	166
Class C	—		66		59	125
Class I	—		160		143	303
Class R6	—		—	(1)	1	1
Newfleet Tax-Exempt Bond Fund
Class A	117		98		59	274
Class C	45		41		22	108
Class I	156		184		137	477

(1)	Amount is less than $500.

E.	Distributor

($ reported in thousands)

VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended September 30, 2018, it retained net commissions of $22 for Class A shares and CDSC of $13, and $9 for Class A shares, and Class C shares respectively.

In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares and 1.00% for Class C shares; Class I shares and Class R6 shares are not subject to a 12b-1 Plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

F.	Administrator and Transfer Agent

($ reported in thousands)

Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.

For the period ended September 30, 2018, the Funds incurred administration fees in aggregate totaling $1,488 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.

For the period ended September 30, 2018, the Funds incurred transfer agent fees in aggregate totaling $1,555 which are included in the Statements of Operations within the line items “Transfer agent fees and expenses” and “Sub-transfer agent fees and expenses.” A portion of these fees are paid to outside entities that also provide services to the Trust. The fees are calculated daily and paid monthly.

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G.	Affiliated Shareholders

($ reported in thousands)

At September 30, 2018, Virtus and its affiliates and the retirement plans of Virtus and its affiliates held shares of certain Funds which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Newfleet Bond Fund
Class R6	9,098	$100
Newfleet High Yield Fund
Class R6	889,484	3,674
Newfleet Multi-Sector Intermediate Bond Fund
Class R6	1,185,905	11,835
Newfleet Senior Floating Rate Fund
Class I	389,892	3,665
Class R6	11,178	105

H.	Investments in Affiliates

($ reported in thousands)

A summary of total long-term and short-term purchases and sales of an affiliated underlying fund, during the period ended September 30, 2018, is as follows:

	Value, beginning of the period	Purchases	Sales proceeds	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)	Value, end of period	Shares	Dividend income	Distributions of realized gains
Newfleet Bond Fund
Affiliated Mutual Fund—1.6%
Virtus Newfleet Credit Opportunities Fund Class R6(1)	$1,154	$—	$—	$—	$(14)	$1,140	117,904	$70	$—

Newfleet Multi-Sector Intermediate Bond Fund
Affiliated Mutual Fund—3.0%
Virtus Newfleet Credit Opportunities Fund Class R6(1)	9,148	—	—	—	(112)	9,036	934,418	553	—

(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

The Funds do not invest in the underlying fund for the purpose of exercising management or control; however, the investments made by the Funds within each of its principal investment strategies may represent a significant portion of the underlying fund’s net assets. At September 30, 2018, the Newfleet Multi-Sector Intermediate Bond Fund was the owner of record of approximately 10% of the Virtus Newfleet Credit Opportunities Fund.

I.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” on the Statements of Assets and Liabilities at September 30, 2018.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, short-term securities, and written options) during the period ended September 30, 2018, were as follows:

	Purchases	Sales
Newfleet Bond Fund	$29,861	$29,335
Newfleet CA Tax-Exempt Bond Fund	1,615	3,996
Newfleet High Yield Fund	43,313	46,253
Newfleet Low Duration Income Fund	188,314	150,869
Newfleet Multi-Sector Intermediate Bond Fund	228,039	273,879
Newfleet Senior Floating Rate Fund	207,060	251,834
Newfleet Tax-Exempt Bond Fund	23,461	29,658

Purchases and sales of long-term U.S. Government and agency securities for the Funds during the period ended September 30, 2018, were as follows:

	Purchases	Sales
Newfleet Bond Fund	$4,572	$6,951
Newfleet Low Duration Income Fund	—	34,812
Newfleet Multi-Sector Intermediate Bond Fund	18,343	25,937

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Note 5. Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Newfleet Bond Fund				Newfleet CA Tax-Exempt Bond Fund
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2018		Year Ended September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	151	$1,674	402	$4,509	12	$134	54	$630
Conversion from Class B shares(1)	—	—	3	34	—	—	—	—
Reinvestment of distributions	95	1,043	99	1,114	39	458	42	495
Shares repurchased	(606)	(6,684)	(888)	(9,885)	(111)	(1,281)	(231)	(2,701)

Net Increase / (Decrease)	(360)	$(3,967)	(384)	$(4,228)	(60)	$(689)	(135)	$(1,576)

Class B
Sale of shares	—	$—	— (2)	$— (3)	—	$—	—	$—
Reinvestment of distributions	—	—	— (2)	1	—	—	—	—
Shares repurchased	—	—	(4)	(39)	—	—	—	—
Conversion to Class A shares(1)	—	—	(3)	(34)	—	—	—	—

Net Increase / (Decrease)	—	$—	(7)	$(72)	—	$—	—	$—

Class C
Sale of shares	55	$591	79	$863	—	$—	—	$—
Reinvestment of distributions	13	145	16	171	—	—	—	—
Shares repurchased	(184)	(1,987)	(337)	(3,678)	—	—	—	—

Net Increase / (Decrease)	(116)	$(1,251)	(242)	$(2,644)	—	$—	—	$—

Class I
Sale of shares	638	$7,196	857	$9,728	85	$981	369	$4,286
Reinvestment of distributions	87	970	71	806	31	354	32	375
Shares repurchased	(555)	(6,215)	(711)	(8,071)	(245)	(2,808)	(508)	(5,885)

Net Increase / (Decrease)	170	$1,951	217	$2,463	(129)	$(1,473)	(107)	$(1,224)

Class R6
Sale of shares	16	$183	43	$489	—	$—	—	$—
Reinvestment of distributions	1	15	1	7	—	—	—	—
Shares repurchased	(20)	(226)	(3)	(34)	—	—	—	—

Net Increase / (Decrease)	(3)	$(28)	41	$462	—	$—	—	$—

(1)	See Note 1 in Notes to Financial Statements for more information.
(2)	Amount is less than 500 shares.
(3)	Amount is less than $500.

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	Newfleet High Yield Fund				Newfleet Low Duration Income Fund
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2018		Year Ended September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	270	$1,129	399	$1,684	1,964	$21,018	2,715	$29,348
Conversion from Class B shares(1)	—	—	5	22	—	—	—	—
Reinvestment of distributions	619	2,573	612	2,586	152	1,627	147	1,591
Shares repurchased	(1,671)	(6,969)	(3,076)	(12,962)	(2,620)	(28,020)	(4,696)	(50,642)

Net Increase / (Decrease)	(782)	$(3,267)	(2,060)	$(8,670)	(504)	$(5,375)	(1,834)	$(19,703)

Class B
Sale of shares	—	$—	—	$— (3)	—	$—	—	$—
Reinvestment of distributions	—	—	— (2)	— (3)	—	—	—	—
Shares repurchased	—	—	(1)	(5)	—	—	—	—
Conversion to Class A shares(1)	—	—	(5)	(22)	—	—	—	—

Net Increase / (Decrease)	—	$—	(6)	$(27)	—	$—	—	$—

Class C
Sale of shares	169	$695	116	$480	289	$3,104	541	$5,842
Reinvestment of distributions	41	169	42	173	35	371	37	397
Shares repurchased	(269)	(1,099)	(327)	(1,358)	(1,171)	(12,546)	(1,865)	(20,145)

Net Increase / (Decrease)	(59)	$(235)	(169)	$(705)	(847)	$(9,071)	(1,287)	$(13,906)

Class I
Sale of shares	1,270	$5,264	1,596	$6,738	12,640	$135,308	15,673	$169,247
Reinvestment of distributions	83	347	96	408	574	6,133	428	4,627
Shares repurchased	(829)	(3,464)	(2,048)	(8,691)	(11,428)	(122,238)	(16,030)	(173,030)

Net Increase / (Decrease)	524	$2,147	(356)	$(1,545)	1,786	$19,203	71	$844

Class R6
Sale of shares	128	$535	1,308	$5,573	—	$—	—	$—
Reinvestment of distributions	69	287	17	74	—	—	—	—
Shares repurchased	(367)	(1,526)	(90)	(384)	—	—	—	—

Net Increase / (Decrease)	(170)	$(704)	1,235	$5,263	—	$—	—	$—

(1)	See Note 1 in Notes to Financial Statements for more information.
(2)	Amount is less than 500 shares.
(3)	Amount is less than $500.

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	Newfleet Multi-Sector Intermediate Bond Fund				Newfleet Senior Floating Rate Fund
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2018		Year Ended September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	831	$8,487	1,722	$17,764	1,367	$12,886	3,433	$32,534
Conversion from Class B shares(1)	—	—	93	958	—	—	—	—
Reinvestment of distributions	293	2,979	332	3,421	907	8,538	918	8,701
Shares repurchased	(2,143)	(21,827)	(3,395)	(34,839)	(5,114)	(48,175)	(4,834)	(45,869)

Net Increase / (Decrease)	(1,019)	$(10,361)	(1,248)	$(12,696)	(2,840)	$(26,751)	(483)	$(4,634)

Class B
Sale of shares	—	$—	—	$— (3)	—	$—	—	$—
Reinvestment of distributions	—	—	2	19	—	—	—	—
Shares repurchased	—	—	(76)	(769)	—	—	—	—
Conversion to Class A shares(1)	—	—	(93)	(959)	—	—	—	—

Net Increase / (Decrease)	—	$—	(167)	$(1,709)	—	$—	—	$—

Class C
Sale of shares	616	$6,381	634	$6,581	511	$4,813	1,268	$12,062
Reinvestment of distributions	169	1,741	185	1,926	289	2,726	327	3,103
Shares repurchased	(1,517)	(15,559)	(1,993)	(20,665)	(2,828)	(26,677)	(3,085)	(29,262)

Net Increase / (Decrease)	(732)	$(7,437)	(1,174)	$(12,158)	(2,028)	$(19,138)	(1,490)	$(14,097)

Class I
Sale of shares	6,922	$71,241	12,330	$126,996	8,904	$83,832	15,257	$144,595
Reinvestment of distributions	617	6,288	534	5,519	707	6,652	825	7,812
Shares repurchased	(11,003)	(112,092)	(5,110)	(52,546)	(11,991)	(112,859)	(11,839)	(112,012)

Net Increase / (Decrease)	(3,464)	$(34,563)	7,754	$79,969	(2,380)	$(22,375)	4,243	$40,395

Class R6
Sale of shares	220	$2,256	1,757	$18,255	132	$1,250	11	$100
Reinvestment of distributions	80	814	27	278	— (1)	4	— (2)	4
Shares repurchased	(583)	(5,947)	(118)	(1,220)	(132)	(1,245)	—	—

Net Increase / (Decrease)	(283)	$(2,877)	1,666	$17,313	— (1)	$9	11	$104

	Newfleet Tax-Exempt Bond Fund
	Year Ended September 30, 2018		Year Ended September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	124	$1,366	213	$2,388
Reinvestment of distributions	103	1,137	119	1,335
Shares repurchased	(1,032)	(11,434)	(2,234)	(24,952)

Net Increase / (Decrease)	(805)	$(8,931)	(1,902)	$(21,229)

Class C
Sale of shares	66	$737	118	$1,326
Reinvestment of distributions	36	404	36	404
Shares repurchased	(549)	(6,078)	(632)	(7,064)

Net Increase / (Decrease)	(447)	$(4,937)	(478)	$(5,334)

Class I
Sale of shares	3,294	$36,424	2,804	$31,369
Reinvestment of distributions	268	2,967	249	2,792
Shares repurchased	(3,010)	(33,310)	(3,250)	(36,326)

Net Increase / (Decrease)	552	$6,081	(197)	$(2,165)

(1)	See Note 1 in Notes to Financial Statements for more information.
(2)	Amount is less than 500 shares.
(3)	Amount is less than $500.

98

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Note 6. Indemnifications

Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.

Note 7. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 8. 10% Shareholders

As of September 30, 2018, certain Funds had individual shareholder account(s), and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts*
Newfleet Bond Fund	18%	1
Newfleet CA-Tax Exempt Bond Fund	28	1
Newfleet Low Duration Income Fund	22	1
Newfleet Multi-Sector Intermediate Bond Fund	16	1
Newfleet Senior Floating Rate Fund	42	2
Newfleet Tax-Exempt Bond Fund	23	2

*	None of the accounts are affiliated.

Note 9. Federal Income Tax Information

($ reported in thousands)

At September 30, 2018, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Newfleet Bond Fund	$67,822	$436	$(1,561)	$(1,125)
Newfleet CA Tax-Exempt Bond Fund	23,109	575	(256)	319
Newfleet High Yield Fund	72,639	985	(1,348)	(363)
Newfleet Low Duration Income Fund	365,511	538	(3,908)	(3,370)
Newfleet Multi-Sector Intermediate Bond Fund	317,921	1,800	(11,417)	(9,617)
Newfleet Senior Floating Rate Fund	542,962	2,219	(7,456)	(5,237)
Newfleet Tax-Exempt Bond Fund	150,295	3,892	(1,889)	2,003

Certain Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	No Expiration
	Short-Term	Long-Term	Total
Newfleet Bond Fund	$169	$1,409	$1,578
Newfleet High Yield Fund	725	3,165	3,890
Newfleet Low Duration Income Fund	977	242	1,219
Newfleet Multi-Sector Intermediate Bond Fund	2,910	12,388	15,298
Newfleet Senior Floating Rate Fund	2,564	27,842	30,406

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

99

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the period ended September 30, 2018, the following Funds utilized losses deferred in prior years against current year capital gains:

Fund
Newfleet Bond Fund	$27
Newfleet High Yield Fund	477
Newfleet Low Duration Income Fund	374
Newfleet Senior Floating Rate Fund	1,090

The following Funds had capital loss carryovers which expired:

Fund
Newfleet High Yield Fund	$9,151

Capital losses realized after October 31 and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended September 30, 2018, certain Funds deferred and recognized post-October losses as follows:

Fund	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Newfleet Bond Fund	$—	$—	$410	$—
Newfleet High Yield Fund	—	—	241	465
Newfleet Low Duration Income Fund	—	—	1,675	650
Newfleet Multi-Sector Intermediate Bond Fund	—	—	—	645
Newfleet Senior Floating Rate Fund	—	—	1,335	6,627

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation)) which are disclosed above consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Tax-Exempt Income
Newfleet Bond Fund	$156	$—	$—
Newfleet CA Tax-Exempt Bond Fund	—	98	31
Newfleet High Yield Fund	325	—	—
Newfleet Low Duration Income Fund	288	—	—
Newfleet Senior Floating Rate Fund	646	—	—
Newfleet Tax-Exempt Bond Fund	—	800	227

For the fiscal year ended September 30, 2018, the Newfleet CA Tax-Exempt Bond Fund and the Newfleet Tax-Exempt Bond Fund distributed $739 and $4,542 of exempt interest dividends, respectively.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the fiscal years ended September 30, 2018, and 2017, was as follows:

	2018					2017
	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains	Total
Newfleet Bond Fund	$—	$2,384	$—	$—	$2,384	$—	$2,349	$—	$2,349
Newfleet CA Tax-Exempt Bond Fund	739	1	200	—	940	841	2	165	1,008
Newfleet High Yield Fund	—	3,819	—	—	3,819	—	3,746	—	3,746
Newfleet Low Duration Income Fund	—	8,941	—	—	8,941	—	7,532	—	7,532
Newfleet Multi-Sector Intermediate Bond Fund	—	14,833	—	543	15,376	—	14,178	—	14,178
Newfleet Senior Floating Rate Fund	—	23,015	—	—	23,015	—	23,597	—	23,597
Newfleet Tax-Exempt Bond Fund	4,542	47	703	—	5,292	4,708	44	280	5,032

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring

100

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of the Funds. As of September 30, 2018, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest		Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Newfleet Bond Fund	$—		$33	$(33)
Newfleet High Yield Fund	(9,151)		146	9,005
Newfleet Low Duration Income Fund	—		(1)	1
Newfleet Multi-Sector Intermediate Bond Fund	—		(1,568)	1,568
Newfleet Senior Floating Rate Fund	—	(1)	1,362	(1,362)

(1)	Amount is less than $500.

Note 10. Redemption Facility

($ reported in thousands)

On September 18, 2017, the Funds (with the exception of the Newfleet Senior Floating Rate Fund) and certain other affiliated funds entered into an $150,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 14, 2019. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

No Funds made borrowings outstanding under this Credit Agreement during the period and no Fund had any outstanding borrowings under this Credit Agreement at September 30, 2018.

Note 11. Borrowings

($ reported in thousands)

Newfleet Senior Floating Rate Fund is subject to a Credit Agreement dated April 30, 2012, as amended, with a commercial bank that allows the Fund to borrow cash from the bank, up to a limit of $125,000. Borrowings under this Credit Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid and accrued for the period ended September 30, 2018, were $207 and are included in the Statements of Operations within the line item “Interest expense on borrowings.” This Credit Agreement is renewable by the Fund with the bank’s consent and approval of the Board. This Credit Agreement can also be converted to a 364 day fixed term facility, one time at the Fund’s option. The bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default. From October 1, 2017, to September 30, 2018, the average daily borrowings under the Credit Agreement and the weighted daily average interest rate were $23,000 and 2.575%, respectively. At September 30, 2018, the Fund had $23,000 in such outstanding borrowings with an interest rate of 3.092%.

Note 12. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

The following Funds held securities considered to be illiquid at September 30, 2018:

Fund	Aggregate Value		% of Fund’s net assets
Newfleet High Yield Fund	$36		0.05%
Newfleet Low Duration Income Fund	—	(1)	0.00
Newfleet Multi-Sector Intermediate Bond Fund	5		0.00
Newfleet Senior Floating Rate Fund	1,306		0.26

At September 30, 2018, the Funds did not hold any securities that were restricted.

(1)	Amount is less than $500.

Note 13. Regulatory Matters and Litigation

From time to time, the Trust, the Funds’ Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.

101

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted and dismisses one of the defendants from the suit, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The remaining defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiff’s motion for class certification was granted by the court. Discovery has since been completed. On October 6, 2017, the defendants moved for summary judgment. Briefing on the motion for summary judgment was completed on December 22, 2017, and oral argument was held on January 18, 2018, where the Court reserved decision. Virtus and its affiliates, including the Adviser, believe that the suit is without merit. Nevertheless, on February 6, 2018, Virtus reached an agreement in principle with the plaintiffs, subject to Court approval settling all claims in the litigation, in order to avoid the cost, distraction, disruption and inherent litigation uncertainty. The Court gave its preliminary approval by order dated June 28, 2018, and a hearing for final approval was held on October 24, 2018, with no objections to the settlement presented. Upon approval by the Court, which Virtus believes is likely, the resolution of this matter will not have a material impact on the results of operations, cash flows or its consolidated financial condition for Virtus. Whether or not the settlement is approved by the Court, the Trust believes the risk of loss to the Funds as a result of the suit is remote and the Adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

Note 14. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”), ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statement of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is for filings made with the SEC after November 5, 2018. The adoption will have no effect on the Funds’ net assets or results of operations.

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. This ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. This ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

102

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Virtus Opportunities Trust and Shareholders of Virtus Newfleet Bond Fund, Virtus Newfleet CA Tax-Exempt Bond Fund, Virtus Newfleet High Yield Fund, Virtus Newfleet Low Duration Income Fund, Virtus Newfleet Multi-Sector Intermediate Bond Fund, Virtus Newfleet Senior Floating Rate Fund and Virtus Newfleet Tax-Exempt Bond Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Newfleet Bond Fund, Virtus Newfleet CA Tax-Exempt Bond Fund, Virtus Newfleet High Yield Fund, Virtus Newfleet Low Duration Income Fund, Virtus Newfleet Multi-Sector Intermediate Bond Fund, Virtus Newfleet Senior Floating Rate Fund and Virtus Newfleet Tax-Exempt Bond Fund (seven of the Funds constituting Virtus Opportunities Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 20, 2018

We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

103

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE (Unaudited)

SEPTEMBER 30, 2018

For the fiscal year ended September 30, 2018, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) ($ reported in thousands), or if subsequently different, the amounts will be designated in the next annual report. The actual percentage for the calendar year will be designated in year-end tax statements.

Fund	QDI	DRD	LTCG
Newfleet Bond Fund	—%	—%	$—
Newfleet CA Tax-Exempt Bond Fund	—	—	99
Newfleet High Yield Fund	—	—	—
Newfleet Low Duration Income Fund	—	—	—
Newfleet Multi-Sector Intermediate Bond Fund	—	—	—
Newfleet Senior Floating Rate Fund	—	—	—
Newfleet Tax-Exempt Bond Fund	—	—	802

For federal income tax purposes, 100% and 99% of the income dividends paid by the Newfleet CA Tax-Exempt Bond Fund and the Newfleet Tax-Exempt Bond Fund, respectively, qualify as exempt-interest dividends.

104

FUND MANAGEMENT TABLES (Unaudited)

Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2016 71 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 75 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943 Served Since: 2016 71 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (8 portfolios); and Director (1999 to 2017), USAllianz Variable Insurance Product Trust (42 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2017 71 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University; Trustee (since 2017), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (2012 to 2017), International University of the Grand Bassam; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 71 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 71 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (60 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 71 Portfolios	Retired (since 2013); and Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company; Trustee (since 2017), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 1999 79 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (60 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 75 Portfolios	Retired. Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (60 portfolios).
Oates, James M. YOB: 1946 Served Since: 2000 75 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (60 portfolios).

105

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Segerson, Richard E. YOB: 1946 Served Since: 2000 71 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (60 portfolios).

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 77 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (3 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (60 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

106

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select Energy MLP Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; Senior Vice President (since 2018), Virtus Closed-End Funds; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

107

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbien

Sidney E. Harris

John R. Mallin

Hassell H. McClellan

Connie D. McDaniel

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Officers

George R. Aylward, President

Peter Batchelar, Senior Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

Julia R. Short, Senior Vice President

Francis G. Waltman, Executive Vice President

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286-1048

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, contact us

at 1-800-243-1574 or visit Virtus.com.

8639	11-18

ANNUAL REPORT VIRTUS OPPORTUNITIES TRUST

September 30, 2018

Virtus Duff & Phelps Global Infrastructure Fund*

Virtus Duff & Phelps Global Real Estate Securities Fund

Virtus Duff & Phelps International Real Estate Securities Fund

Virtus Herzfeld Fund*

Virtus Horizon Wealth Masters Fund

Virtus KAR Emerging Markets Small-Cap Fund

Virtus KAR International Small-Cap Fund

Virtus Rampart Alternatives Diversifier Fund

Virtus Rampart Equity Trend Fund

Virtus Rampart Multi-Asset Trend Fund

Virtus Rampart Sector Trend Fund

Virtus Vontobel Global Opportunities Fund

Virtus Vontobel Greater European Opportunities Fund

Not FDIC Insured

No Bank Guarantee

May Lose Value

*Prospectus supplements applicable to these Funds appear at the back of this annual report.

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		5

Fund	Fund Summary	Schedule of Investments

Virtus Duff & Phelps Global Infrastructure Fund (“Duff & Phelps Global Infrastructure Fund”)	11	48
Virtus Duff & Phelps Global Real Estate Securities Fund (“Duff & Phelps Global Real Estate Securities Fund”)	14	49
Virtus Duff & Phelps International Real Estate Securities Fund (“Duff & Phelps International Real Estate Securities Fund”)	17	51
Virtus Herzfeld Fund (“Herzfeld Fund”)	20	53
Virtus Horizon Wealth Masters Fund (“Horizon Wealth Masters Fund”)	23	54
Virtus KAR Emerging Markets Small-Cap Fund (“KAR Emerging Markets Small-Cap Fund”)	25	56
Virtus KAR International Small-Cap Fund (“KAR International Small-Cap Fund”)	28	57
Virtus Rampart Alternatives Diversifier Fund (“Rampart Alternatives Diversifier Fund”)	30	59
Virtus Rampart Equity Trend Fund (“Rampart Equity Trend Fund”)	33	60
Virtus Rampart Multi-Asset Trend Fund (“Rampart Multi-Asset Trend Fund”)	36	63
Virtus Rampart Sector Trend Fund (“Rampart Sector Trend Fund”)	39	66
Virtus Vontobel Global Opportunities Fund (“Vontobel Global Opportunities Fund”)	42	71
Virtus Vontobel Greater European Opportunities Fund (“Vontobel Greater European Opportunities Fund”)	45	72
Statements of Assets and Liabilities		74
Statements of Operations		79
Statements of Changes in Net Assets		84
Financial Highlights		91
Notes to Financial Statements		100
Report of Independent Registered Public Accounting Firm		114
Tax Information Notice		115
Fund Management Tables		116

Proxy Voting Procedures and Voting Record (Form N-PX)

The subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Form N-Q Information

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the 12 months ended September 30, 2018.

U.S. economic growth and strong corporate earnings were consistent themes during the period, which began on an optimistic note with the sweeping tax overhaul that was signed into law at the end of 2017. As growth heated up, inflation fears caused stock markets to plunge in early February, ushering in the return of volatility after being conspicuously absent throughout 2017. Global trade war concerns sparked by the Trump administration’s tariff talk caused markets to remain unsettled into March before resuming an upward course through the spring and late summer. Meanwhile, persistent economic strength moved the Federal Reserve to hike its key interest rate four times in the period, most recently in late September, to end at 2.25%, its highest level in nearly a decade.

For the 12 months ended September 30, 2018, U.S. large-cap stocks, as measured by the S&P 500® Index, returned 17.91%, outpacing small-cap stocks, which returned 15.24%, as measured by the Russell 2000® Index. Within international equities, performance was mixed with developed markets up 2.74%, as measured by the MSCI EAFE® Index (net), and emerging markets down 0.81%, as measured by the MSCI Emerging Markets Index (net).

In the fixed income markets, the yield on the 10-year Treasury steadily climbed, to reach 3.05% at September 30, 2018, up from 2.33% at September 30, 2017. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, declined 1.22% for the 12 months. Non-investment grade bonds eked out a positive return of 3.05%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies, with a broad array of Virtus Funds available through your fund exchange privileges. These include distinctive equity, fixed income, international, and asset allocation funds managed by Virtus affiliates and select subadvisers. We invite you to learn more about the Virtus family of funds at Virtus.com.

On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Should you have questions about your account or require assistance, please visit Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2018

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS OPPORTUNITIES TRUST

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2018 TO SEPTEMBER 30, 2018

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Opportunities Trust Fund (each, a “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without a sales charge and do not incur distribution fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which is for the fiscal year ended September 30, 2018.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During Period*
Duff & Phelps Global Infrastructure Fund	Class A	$1,000.00	$1,028.40	1.24%	$6.31
	Class C	1,000.00	1,023.60	1.99	10.09
	Class I	1,000.00	1,028.80	1.03	5.24
	Class R6	1,000.00	1,030.10	0.92	4.68
Duff & Phelps Global Real Estate Securities Fund	Class A	1,000.00	1,058.70	1.40	7.23
	Class C	1,000.00	1,054.70	2.15	11.07
	Class I	1,000.00	1,060.10	1.15	5.94
	Class R6	1,000.00	1,060.80	0.95	4.91
Duff & Phelps International Real Estate Securities Fund	Class A	1,000.00	1,005.40	1.50	7.54
	Class C	1,000.00	1,002.70	2.25	11.30
	Class I	1,000.00	1,006.80	1.25	6.29
Herzfeld Fund	Class A	1,000.00	1,055.30	1.60	8.24
	Class C	1,000.00	1,052.70	2.35	12.09
	Class I	1,000.00	1,057.00	1.35	6.96
Horizon Wealth Masters Fund	Class A	1,000.00	1,064.00	1.25	6.47
	Class C	1,000.00	1,060.60	2.00	10.33
	Class I	1,000.00	1,066.00	1.00	5.18
KAR Emerging Markets Small-Cap Fund	Class A	1,000.00	939.60	1.85	9.00
	Class C	1,000.00	936.50	2.60	12.62
	Class I	1,000.00	941.30	1.60	7.79
KAR International Small-Cap Fund	Class A	1,000.00	986.20	1.60	7.97
	Class C	1,000.00	982.50	2.28	11.33
	Class I	1,000.00	986.80	1.35	6.72
	Class R6	1,000.00	988.00	1.19	5.93
Rampart Alternatives Diversifier Fund	Class A	1,000.00	1,044.00	0.68	3.48
	Class C	1,000.00	1,039.80	1.41	7.21
	Class I	1,000.00	1,045.00	0.43	2.20
Rampart Equity Trend Fund	Class A	1,000.00	1,076.30	1.53	7.96
	Class C	1,000.00	1,072.30	2.26	11.74
	Class I	1,000.00	1,077.60	1.28	6.67
	Class R6	1,000.00	1,077.90	1.18	6.15

VIRTUS OPPORTUNITIES TRUST

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2018 TO SEPTEMBER 30, 2018

		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During Period*
Rampart Multi-Asset Trend Fund	Class A	$1,000.00	$1,002.70	1.59%	$7.98
	Class C	1,000.00	998.20	2.35	11.77
	Class I	1,000.00	1,003.50	1.39	6.98
Rampart Sector Trend Fund	Class A	1,000.00	1,085.30	0.95	4.97
	Class C	1,000.00	1,081.90	1.72	8.98
	Class I	1,000.00	1,087.10	0.72	3.77
Vontobel Global Opportunities Fund	Class A	1,000.00	1,053.90	1.39	7.16
	Class C	1,000.00	1,049.20	2.16	11.10
	Class I	1,000.00	1,055.20	1.16	5.98
	Class R6	1,000.00	1,055.10	1.11	5.72
Vontobel Greater European Opportunities Fund	Class A	1,000.00	1,001.90	1.45	7.28
	Class C	1,000.00	998.70	2.20	11.02
	Class I	1,000.00	1,003.80	1.20	6.03

*

Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.

You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS OPPORTUNITIES TRUST

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2018 TO SEPTEMBER 30, 2018

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

		Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During Period*
Duff & Phelps Global Infrastructure Fund	Class A	$1,000.00	$1,018.85	1.24%	$6.28
	Class C	1,000.00	1,015.09	1.99	10.05
	Class I	1,000.00	1,019.90	1.03	5.22
	Class R6	1,000.00	1,020.46	0.92	4.66
Duff & Phelps Global Real Estate Securities Fund	Class A	1,000.00	1,018.05	1.40	7.08
	Class C	1,000.00	1,014.29	2.15	10.86
	Class I	1,000.00	1,019.30	1.15	5.82
	Class R6	1,000.00	1,020.31	0.95	4.81
Duff & Phelps International Real Estate Securities Fund	Class A	1,000.00	1,017.55	1.50	7.59
	Class C	1,000.00	1,013.79	2.25	11.36
	Class I	1,000.00	1,018.80	1.25	6.33
Herzfeld Fund	Class A	1,000.00	1,017.05	1.60	8.09
	Class C	1,000.00	1,013.29	2.35	11.86
	Class I	1,000.00	1,018.30	1.35	6.83
Horizon Wealth Masters Fund	Class A	1,000.00	1,018.80	1.25	6.33
	Class C	1,000.00	1,015.04	2.00	10.10
	Class I	1,000.00	1,020.05	1.00	5.06
KAR Emerging Markets Small-Cap Fund	Class A	1,000.00	1,015.79	1.85	9.35
	Class C	1,000.00	1,012.03	2.60	13.11
	Class I	1,000.00	1,017.05	1.60	8.09
KAR International Small-Cap Fund	Class A	1,000.00	1,017.05	1.60	8.09
	Class C	1,000.00	1,013.64	2.28	11.51
	Class I	1,000.00	1,018.30	1.35	6.83
	Class R6	1,000.00	1,019.10	1.19	6.02
Rampart Alternatives Diversifier Fund	Class A	1,000.00	1,021.66	0.68	3.45
	Class C	1,000.00	1,018.00	1.41	7.13
	Class I	1,000.00	1,022.91	0.43	2.18
Rampart Equity Trend Fund	Class A	1,000.00	1,017.40	1.53	7.74
	Class C	1,000.00	1,013.74	2.26	11.41
	Class I	1,000.00	1,018.65	1.28	6.48
	Class R6	1,000.00	1,019.15	1.18	5.97
Rampart Multi-Asset Trend Fund	Class A	1,000.00	1,017.10	1.59	8.04
	Class C	1,000.00	1,013.29	2.35	11.86
	Class I	1,000.00	1,018.10	1.39	7.03
Rampart Sector Trend Fund	Class A	1,000.00	1,020.31	0.95	4.81
	Class C	1,000.00	1,016.44	1.72	8.69
	Class I	1,000.00	1,021.46	0.72	3.65
Vontobel Global Opportunities Fund	Class A	1,000.00	1,018.10	1.39	7.03
	Class C	1,000.00	1,014.24	2.16	10.91
	Class I	1,000.00	1,019.25	1.16	5.87
	Class R6	1,000.00	1,019.50	1.11	5.62
Vontobel Greater European Opportunities Fund	Class A	1,000.00	1,017.80	1.45	7.33
	Class C	1,000.00	1,014.04	2.20	11.11
	Class I	1,000.00	1,019.05	1.20	6.07

*

Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.

You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS OPPORTUNITIES TRUST

KEY INVESTMENT TERMS (Unaudited)

SEPTEMBER 30, 2018

Alternatives Diversifier Composite Benchmark

The Alternatives Diversifier Composite Benchmark consists of Diversified Trends Index (15%)*, FTSE EPRA NAREIT Developed Rental Index-net (20%)**, MSCI World Infrastructure Sector Capped Index (15%)*** , S&P North American Natural Resources Sector Index (10%), Deutsche Bank Liquid Commodity Index (15%), Deutsche Bank G10 Currency Harvest Index (15%)**** and Credit Suisse Leveraged Loan Index (10%). The indexes are unmanaged, their returns do not reflect any fees, expenses, or sales charges, and they are not available for direct investment. *Prior to 3/1/12 was the HFRX Equity Market Neutral Index (20%). **Prior to 6/1/15 was the UBS Global Investors (Real Estate) Index (20%). ***Prior to 9/1/08 was a mix of the MSCI USA Utilities Index (65%), MSCI World Telecom Services Index (20%) and MSCI All Country World ex USA Utilities Index (15%). ****Prior to 3/1/12 was Deutsche Bank G10 Currency Harvest Index (10%).

American Depositary Receipt (“ADR”)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Brexit

Brexit is an abbreviation for “British exit,” referring to the UK’s decision in a June 23, 2016 referendum to leave the European Union (EU).

Chicago Board Options Exchange Volatility Index® (“CBOE VIX®”)

The CBOE VIX® shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® Index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The CBOE VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Credit Suisse Leveraged Loan Index

The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar denominated leveraged loans. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Deutsche Bank G10 Currency Harvest Index

The Deutsche Bank G10 Currency Harvest Index consists of long futures contracts on the three G10 currencies associated with the highest interest rates and short futures contracts on the three G10 currencies associated with the lowest interest rates.

Deutsche Bank Liquid Commodity Index

The Deutsche Bank Liquid Commodity Index (“DBLCI”) tracks the performance of six commodity futures: sweet light crude oil (WTI), heating oil, aluminum, gold, wheat, and corn.

Diversified Trends Index

The Diversified Trends Index is the S&P Diversified Trends Indicator, a diversified composite of global commodity and financial futures that are highly liquid. The components are formed into sectors that are long or short the underlying futures using a rules-based methodology. The indicator measures the extent and duration of the trends of these sectors in aggregate. The index is calculated on a total return basis.

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Dow Jones Aggressive Portfolio Index

The Dow Jones Aggressive Portfolio Index is a benchmark that takes 100% of the risk of the U.S. equities market representing an investor’s desired risk portfolio. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Dow Jones Moderate Portfolio Index

The Dow Jones Moderate Portfolio Index is a benchmark that takes 60% of the risk of the global securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds, and cash. The index is the efficient allocation of stocks, bonds, and cash in a portfolio with 60% of the risk of the Dow Jones Aggressive Portfolio Index. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

European Central Bank (“ECB”)

The ECB is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Euro-system and the European System of Central Banks (“ESCB”). The ESCB comprises the ECB and the National Central Banks (“NCBs”) of all 17 European Union Member States whether they have adopted the Euro or not.

European Union (“EU”)

The EU is a unique economic and political union of 28 European countries. The EU was created in the aftermath of the Second World War and has developed an internal single market through a standardized system of laws that apply to all member states. A monetary union was established in 1999 and is composed of the 19 member states which use the Euro currency.

Exchange-Traded Funds (“ETFs”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 Branches, and all national and state banks that are part of the system.

FTSE Developed Core Infrastructure 50/50 Index (net)

The FTSE Developed Core Infrastructure 50/50 Index (net) is a free float-adjusted market capitalization-weighted index that gives participants an industry-defined interpretation of infrastructure and adjust the exposure to certain infrastructure sub-sectors. The constituent weights for the index are 50% Utilities, 30% Transportation including capping of 7.5% for railroads/railways, and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

FTSE EPRA NAREIT Developed ex-US Index (net)

The FTSE EPRA NAREIT Developed ex-US Index (net) is a free-float market capitalization-weighted index measuring publicly traded equity REITs and listed property companies from developed markets excluding the United States, which meet minimum size and liquidity requirements. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

FTSE EPRA NAREIT Developed Index (Net)

The FTSE EPRA NAREIT Developed Index (net) is a free-float market capitalization-weighted index measuring publicly traded equity REITs and listed property companies from developed markets, which meet minimum size and liquidity requirements. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

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FTSE EPRA NAREIT Developed Rental Index (net)

The FTSE EPRA NAREIT Developed Rental Index (net) is a free-float market capitalization-weighted index measuring global real estate securities, which meet minimum size, liquidity and investment focus criteria. The index is a sub-set of the FTSE EPRA NAREIT Investment Focus Index Series, which separates the existing constituents into both Rental and Non-Rental Indices. A company is classified as Rental if the rental revenue from properties is greater than or equal to 70% of total revenue. The classification is based on revenue sources as disclosed in the latest published financial statement. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Global Industry Classification Standard (“GICS”)

The GICS is a standardized classification system for equities that was developed by, and is the exclusive property and a service mark of, MSCI, Inc. (“MSCI”) and Standard & Poors (“S&P”), a subsidiary of S&P Global, Inc. As of September 1, 2016, the GICS structure comprises 11 sectors, 24 industry groups, 68 industries, and 157 subindustries.

Global Infrastructure Linked Benchmark

The Global Infrastructure Linked Benchmark consists of the FTSE Developed Core Infrastructure 50/50 Index (net), a free float-adjusted market capitalization-weighted index that gives participants an industry-defined interpretation of developed market infrastructure companies and adjusts the exposure to certain infrastructure subsectors. The constituent weights are 50% Utilities, 30% Transportation (including capping 7.5% for railroads/railways), and a 20% mix of other sectors including pipelines, satellites, and telecommunication towers. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment. Performance of the Global Infrastructure Linked Benchmark between 9/1/2008 and 9/30/2016 represents a 100% allocation to the MSCI World Infrastructure Sector Capped Index. Prior to 9/1/2008 the allocation consisted of 65% MSCI USA/Utilities Index, 20% MSCI World Telecom Services Index, and 15% MSCI World ex USA/Utilities Index.

Gross Domestic Product (“GDP”)

The GDP represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs, and the foreign trade balance.

Herzfeld Composite Benchmark (60% MSCI All Country (AC) World Index (net)/40% Bloomberg Barclays U.S. Aggregate Bond Index)

The composite Benchmark consists of 60% MSCI AC World Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The MSCI AC World Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. Each index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

HFRX Equity Market Neutral Index

The HFRX Equity Market Neutral Index is a common benchmark for long/short market neutral hedge funds, which employ sophisticated quantitative techniques of analyzing price data to ascertain information about future price movement and relationships between select securities for purchase and sale.

Horizon Kinetics ISE Wealth Index

The Horizon Kinetics ISE Wealth Index is designed to track the performance of U.S.-listed, publicly-held companies that are managed by some of the wealthiest individuals in the United States. The companies listed in the index are equally weighted. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

In Specie

In Specie is a phrase describing the distribution of an asset in its present form, rather than selling it and distributing the cash. In specie distribution is made when cash is not readily available, or allocating the physical asset is the better alternative.

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iShares®

Represents shares of an open-end exchange-traded fund.

London Interbank Offered Rate (“LIBOR”)

A benchmark rate that some of the world’s leading banks charge each other for short term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

Master Limited Partnership (“MLP”)

A type of limited partnership that is publicly traded. The partnership must derive most of its cash flows from real estate, natural resources and commodities.

MSCI All Country World ex U.S. Small Cap Index (net)

The MSCI All Country World Index ex U.S. Small Cap Index (net) is a free float-adjusted market capitalization-weighted index that measures small cap equity performance of developed and emerging markets, excluding the U.S. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI All Country World ex USA Utilities Index

The MSCI All Country World ex USA Utilities Index includes large and mid cap securities across 22 of 23 developed markets countries (excluding the US) and 23 emerging markets countries. All securities in the index are classified in the utilities sector as per the Global Industry Classification Standard (GICS®). The index is calculated on a total return basis with gross dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI All Country World Index (Net)

The MSCI All Country World Index (Net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Small Cap Index (net)

The MSCI Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization-weighted index designed to measure small cap equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Europe Index (net)

The MSCI Europe Index (net) is a free float-adjusted market capitalization weighted index that measures equity market performance of the developed markets in Europe. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

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SEPTEMBER 30, 2018

MSCI USA Utilities Index

The MSCI USA Utilities Index is designed to capture the large and mid cap segments of the U.S. equity universe. All securities in the index are classified in the utilities sector as per the Global Industry Classification Standard (GICS®).

MSCI World Index (net)

The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI World Infrastructure Sector Capped Index (net)

The MSCI World Infrastructure Sector Capped Index is a market capitalization-weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation, and social infrastructure sectors. The telecommunication, infrastructure, and utilities sectors each represent one-third of the index weight, while energy, transportation, and social infrastructure sectors have a combined weight of the remaining one-third of the index. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI World Telecom Services Index

The MSCI World Telecom Services Index is designed to capture the large and midcap segments across 23 developed markets countries. All securities in the index are classified in the Telecommunication Services sector as per the Global Industry Classification Standard (GICS®).

Quantitative Easing (“QE”)

An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. Quantitative easing is considered when short-term interest rates are at or approaching zero, and does not involve the printing of new banknotes.

Real Estate Investment Trust (REIT)

A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P North American Natural Resources Sector Index

The S&P North American Natural Resources Index provides investors with a benchmark that represents U.S. traded securities that are classified under the GICS® energy and materials sector excluding the chemicals industry; and steel sub-industry.

Sponsored ADR

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

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KEY INVESTMENT TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2018

U.S. Dollar Spot Index

The U.S. Dollar Spot Index tracks the strength of the U.S. dollar against a basket of foreign currencies (euro, yen, British pound, Canadian dollar, Swedish krona, and Swiss franc) on a weighted average basis.

U.S. Treasury Inflation-Protected Securities (TIPS)

A United States Treasury security that is indexed to inflation in order to protect investors from the negative effects of inflation.

UBS Global Investors (Real Estate) Index

The UBS Global Investors (Real Estate) Index measures the global investable universe of publicly traded real estate securities that derive 70% or more of total revenue from rental income.

Duff & Phelps Global Infrastructure Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: PGUAX Class C: PGUCX Class I: PGIUX Class R6: VGIRX

Portfolio Manager Commentary by Duff & Phelps Investment Management Co.

⬛	The Fund is diversified and has investment objectives of both capital appreciation and current income. There is no guarantee that the Fund will meet its objectives.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned -0.75%, Class C shares at NAV returned -1.54%, Class I shares at NAV returned -0.52% and Class R6 shares at NAV from January 30, 2018 (inception date) through September 30, 2018, returned -1.66%†*. For the same period, the FTSE Developed Core Infrastructure 50/50 Index (net), a broad-based equity index, returned 0.74%, and the Global Infrastructure Linked Benchmark, the Fund’s style-specific benchmark appropriate for comparison, returned 0.74%.

*	Returns less than 1 year are not annualized.
†	See footnote 5 on page 13.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Global markets showed strength during the fiscal year, ignoring numerous headwinds to post gains of 11.2% (as measured by the MSCI World Index, net). The robust U.S. economy, which drove stellar corporate earnings growth, easily overcame concerns around trade wars, stalled EU growth, Brexit, and Italian politics. With U.S. gross domestic product (GDP) growing rapidly and inflation appearing contained, the Federal Reserve (the Fed) continued on its rate hike path, raising rates four times over the 12-month period.

This environment led to mixed results for the global listed infrastructure universe. For the fiscal year, global listed infrastructure stocks (as measured by the FTSE Developed Core Infrastructure 50/50 Index, net) ended up slightly at 0.7%, significantly underperforming the broader global market. The communications, utilities, and transportation sectors posted gains for the year, while returns for the energy infrastructure sector were negative. Communications led the way, with the tower companies performing well. Utilities, though positive, struggled to maintain momentum in a rising interest rate environment. Coming off strong performance in the prior year, the transportation sector posted only modest gains, with the strength in rails offset by weakness in certain airports and toll roads. It was another volatile year for the energy sector, which ultimately posted negative returns.

What factors affected the Fund’s performance during its fiscal year?

The Fund underperformed developed equity markets (as measured by the MSCI World Index, net) and trailed its benchmark for the fiscal year ended September 30, 2018. Sector allocation had a negative impact on Fund performance relative to the benchmark. The overweight in energy infrastructure and transportation during the period was a contributing factor, as returns in both sectors lagged the benchmark return. The underweight in utilities also hurt allocation due to the sector’s outperformance relative to the benchmark. The positive returns in communications relative to the benchmark contributed modestly to sector allocation.

Security selection in the Fund was positive during the fiscal year, primarily due to strong performance within the energy infrastructure sector by Cheniere Energy and Targa Resources, both out-of-benchmark holdings. A large underweight position in Enbridge, which posted a negative return, was also beneficial. Stock selection within the communications sector was a modest positive contributor. Transportation selection was a detractor resulting from an underweight in Aeroports de Paris (ADP), one of the top-performing stocks in the sector. The overweight to Atlantia also hurt performance as the stock suffered a large decline following the bridge collapse in Genoa, Italy. Utility stock selection was a detractor, driven by PG&E, which the Fund sold early in the fiscal year, but not before the stock had declined significantly following the elimination of its dividend.

Drilling down to the security level, Cheniere Energy was the top contributor to relative performance and remained our largest overweight in the energy infrastructure sector. Cheniere continued to benefit from strong global demand for liquefied natural gas (LNG). While the trade war with China created some anxiety, Cheniere continued to lock in new long-term contracts. Macquarie Infrastructure Corp., a benchmark name the Fund does not own, helped relative performance as it underperformed due to a dividend cut and reduced guidance. The company is structured as a fund of diversified infrastructure investments, and we do not believe it is appropriate for our strategy.

The largest detractor from relative performance in the Fund came from ADP, which was not owned due to some of the weakest traffic trends among the European airports. However, as the French government considered a sale of all or part of its ownership in the company, the stock significantly outperformed the other airports. PG&E also hurt relative performance as the company surprised the market with a suspension of its dividend due to concerns about the size of the liability it may incur from the Napa/Sonoma, California wildfires in 2017.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Utilities	41%
Industrials	29
Energy	18
Real Estate	10
Telecommunication Services	2

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps Global Infrastructure Fund (Continued)

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Income: Income received from the Fund may vary widely over the short- and long-term.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps Global Infrastructure Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 years	Since Inception	Inception Date
Class A shares at NAV[2]	-0.75%	5.92%	7.09%	—	—
Class A shares at POP[3,4]	-6.46	4.67	6.45	—	—
Class C shares at NAV[2] and with CDSC[4]	-1.54	5.12	6.28	—	—
Class I shares at NAV[2]	-0.52	6.18	7.36	—	—
Class R6 shares at NAV[2,5]	—	—	—	-1.66[6]	1/30/18
FTSE Developed Core Infrastructure 50/50 Index (net)	0.74	7.47	—	-61.13[6]	—
MSCI World Infrastructure Sector Capped Index (net)	-0.36	4.42	5.53	-1.69[6]	—
Global Infrastructure Linked Benchmark	0.74	5.82	6.23	—	—

Fund Expense Ratios7: Class A shares: 1.28%; Class C shares: 2.02%, Class I shares: 1.01%, Class R6 shares: 0.95%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]

Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.

[6]	The since inception index returns are from the inception date of Class R6 shares.
[7]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares and Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps Global Real Estate Securities Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VGSAX Class C: VGSCX Class I: VGISX Class R6: VRGEX

Portfolio Manager Commentary by Duff & Phelps Investment Management Co.

⬛	The Fund is diversified and has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income. There is no guarantee that the Fund will meet its objectives.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 7.48%, Class C shares at NAV returned 6.68%, Class I shares at NAV returned 7.77%†, and Class R6 shares at NAV returned 7.90%. For the same period, the FTSE EPRA NAREIT Developed Index (net), the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 3.66%.

†	See footnote 5 on page 16.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Over the course of the fiscal year, global real estate equities trailed global equities as demonstrated by the 3.7% increase in the FTSE EPRA NAREIT Developed Index (net) versus the 11.2% increase in the MSCI World Index, both expressed in U.S. dollar terms. Additionally, global real estate equities trailed U.S. equities during the fiscal year, as represented by the 17.9% rise in the S&P 500® Index during the period. Relative to global real estate equities, broader global equities have benefited even more from the continued pickup in global economic growth, which has translated into superior earnings growth.

A 2.2% increase in the U.S. dollar during the fiscal year, as measured by the U.S. Dollar Spot Index, was a headwind to international equity returns relative to U.S. equity returns, and this played out in real estate equities as well. The U.S. dollar was particularly strong starting in mid-April 2018, after hitting its one-year low in mid-February 2018, driven by robust U.S. economic growth and the coinciding Federal Reserve (Fed) interest rate policy, both of which notably diverged from most major developed economies.

Taking a closer look at the performance of the individual countries that are represented within the FTSE EPRA NAREIT Developed Index (net), the top performing countries during the fiscal year on a total return basis, measured in U.S. dollars, included Austria, Germany, Sweden, Canada, and Japan. Returns in Austria and Canada benefited from mergers and acquisitions (M&A) activity during the fiscal year. Canadian residential real estate investment trusts (REITs) were also notable positive performers. The performance of real estate companies in Germany and Sweden was driven by solid economies, which supported underlying real estate fundamentals, particularly in the cities of Berlin and Stockholm. Japanese REITs rebounded from their poor performance in the prior fiscal year, which stemmed from outflows from local Japanese real estate investment products, particularly those offered by Japanese trust banks. Healthy office and residential fundamentals in Tokyo also drove performance.

The five bottom performing countries during the fiscal year were the Netherlands, Israel, Italy, Ireland, and New Zealand. Notably, all five of these countries posted negative total returns on a U.S. dollar basis during the period. The potential elimination of the REIT-like structure that is utilized by real estate companies listed in the Netherlands weighed on the performance of their shares in the second half of the fiscal year. The poor performance of retail-focused REITs listed in the Netherlands was also a factor behind the country’s negative returns. Italy reversed its good performance in the prior fiscal year, as political and budget deficit concerns weighed on the market.

The significant amount of capital looking to find a home in global real estate, particularly from private real estate fund managers, large institutional investors, and sovereign wealth funds, is a theme we have highlighted many times in the past, and this fiscal year’s activity continued to demonstrate its relevance. Among private equity real estate firms,

Blackstone Group L.P. remained one of the most active buyers on a global basis, with notable transactions taking place in Canada, Spain, Australia, and the U.S. However, one significant difference in the M&A activity that occurred during this fiscal year as compared to last year, was the number of public-to-public mergers that took place. Some of the larger deals that fit this mold include the purchase of Westfield Corporation by Unibail-Rodamco, the purchase of GGP by Brookfield Property Partners, and the purchase of DCT Industrial by Prologis. We characterize each of these deals as long-term strategic purchases designed to increase each company’s dominance in its respective property sectors and markets.

What factors affected the Fund’s performance during its fiscal year?

Overall, the Fund outperformed the FTSE EPRA NAREIT Developed Index (net) for the 12 months ended September 30, 2018. While country allocation and security selection both contributed positively to relative performance, security selection was the primary driver of relative outperformance for the period.

Combining country allocation and security selection, the top positive relative contributors to performance for the fiscal year were Hong Kong, the U.K., and the U.S. Security selection was the driver of relative performance for all three countries, as country allocation was a detractor.

From a country allocation perspective, the Fund’s overweight exposure to Germany was the largest positive driver of performance during the fiscal year. As previously highlighted, Germany was one of the best performing countries during the fiscal year. German residential real estate companies, in particular, were strong performers during the period. The next largest positive contributor to country allocation for the period was the Fund’s out-of-benchmark exposure to a China-focused data center real estate company. Shares of the company came under attack from a short seller during August of 2018, and we took advantage of the share price correction to initiate a position.

At the security level, the Fund’s overweight exposure to Unite Group, a mid-cap U.K. student housing REIT, was the largest positive contributor for the fiscal year. The company’s shares materially outperformed the

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps Global Real Estate Securities Fund (Continued)

U.K. as a whole due to a positive operating environment for its student housing portfolio and the anticipation of future growth from its development projects. The second most meaningful positive contributor to security selection for the period was the Fund’s overweight exposure to Swire Properties, a large-cap Hong Kong diversified real estate company. Shares of the company rebounded strongly during the first quarter of 2018 following weak performance in the fourth quarter of 2017. The company’s Hong Kong retail real estate business continued to show improvement during the fiscal year, and its decentralized Hong Kong office exposure and mixed-use China real estate projects performed well.

Combining country allocation and security selection, the top detractors for the period were Japan, Austria, and India. Country allocation and security selection hurt within Japan, and country allocation was the detractor in Austria and India.

From a country allocation viewpoint, the Fund’s overweight exposure to Hong Kong was the largest detractor from performance during the fiscal year. Hong Kong underperformed the benchmark overall during the period, however stock selection within Hong Kong more than compensated for this. The second largest country allocation detractor was a slight overweight exposure to the U.S., which marginally underperformed the benchmark. However, similar to Hong Kong, stock selection within the U.S. more than made up for this small detraction.

At the security level, the Fund’s overweight exposure to Health Care Trust of America, an owner of medical office buildings within the U.S. health care property sector, was the largest negative contributor to security selection for the fiscal year. The company’s shares performed poorly over the period as investors rotated into other health care names with operational and oversupply concerns in areas such as senior housing and skilled nursing facilities.

The Fund’s overweight exposure to Mitsui Fudosan Logistics Park, a small-cap Japan industrial REIT, was the second largest detractor to security selection for the fiscal year. Japanese industrial REITs were poor performers during the fiscal year given growing concerns about near-term industrial supply in the major markets of Tokyo and Osaka.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Real Estate Operating Companies	25%
Office REITs	21
Residential REITs	15
Retail REITs	13
Diversified REITs	7
Specialized REITs	7
Industrial REITs	6
Other	6

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Real Estate: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps Global Real Estate Securities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	Since Inception		Inception Date
Class A shares at NAV[2]	7.48%	8.17%	16.88%		3/2/09
Class A shares at POP[3,4]	1.30	6.90	16.16		3/2/09
Class C shares at NAV[2] and with CDSC[4]	6.68	7.36	16.01		3/2/09
Class I shares at NAV[2,5]	7.77	8.43	17.18		3/2/09
Class R6 shares at NAV[2]	7.90	—	10.15		11/3/16
FTSE EPRA NAREIT Developed Index (net)	3.66	5.43	—	[6]	—

Fund Expense Ratios7: Class A shares: Gross 2.46%, Net 1.40%; Class C shares: Gross 2.27%, Net 2.15%; Class I shares: Gross 1.24%, Net 1.15% Class R6 shares: Gross 1.11%, Net 0.95%

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]

Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.

[6]	The since inception index returned 6.69% for Class R6 shares and 15.23% for Class A, C, and I shares from the inception date of the respective share classes.
[7]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through January 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 2, 2009 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps International Real Estate Securities Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: PXRAX Class C: PXRCX Class I: PXRIX

Portfolio Manager Commentary by Duff & Phelps Investment Management Co.

⬛	The Fund is diversified and has a primary investment objective of long-term capital appreciation, with a secondary investment objective of income. There is no guarantee that the Fund will meet its objectives.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 8.72%, Class C shares at NAV returned 7.97%, and Class I shares at NAV returned 9.03%. For the same period, the FTSE EPRA NAREIT Developed ex-U.S. Index (net), the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 4.68%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Over the course of the fiscal year, international real estate equities outperformed international equities, as demonstrated by the 4.7% increase in the FTSE EPRA NAREIT Developed ex US Index (net) versus the 2.7% increase in the MSCI EAFE® Index, both expressed in U.S. dollar terms. However, international real estate equities trailed U.S. equities during the fiscal year, as represented by the 17.9% rise in the S&P 500® Index during the period. Relative to global real estate equities, broader global equities benefited even more from the continued pickup in global economic growth, which translated into superior earnings growth.

A 2.2% increase in the U.S. dollar during the fiscal year, as measured by the U.S. Dollar Spot Index, was a headwind to international equity returns relative to U.S. equity returns, and this played out in real estate equities as well. The U.S. dollar was particularly strong starting in mid-April 2018, after hitting its one-year low in mid-February 2018, driven by robust U.S. economic growth and the coinciding Federal Reserve (Fed) interest rate policy, both of which notably diverged from most major developed economies.

Taking a closer look at the performance of the individual countries that are represented within the FTSE EPRA NAREIT Developed ex US Index (net), the top performing countries during the fiscal year on a total return basis, measured in U.S. dollars, included Austria, Germany, Sweden, Canada, and Japan. Returns in Austria and Canada benefited from mergers and acquisitions (M&A) activity during the fiscal year. Canadian residential real estate investment trusts (REITs) were also notable positive performers. The performance of real estate companies in Germany and Sweden was driven by solid economies, which supported underlying real estate fundamentals, particularly in the cities of Berlin and Stockholm. Japanese REITs rebounded from their poor performance in the prior fiscal year, which stemmed from outflows from local Japanese real estate investment products, particularly those offered by Japanese trust banks. Healthy office and residential fundamentals in Tokyo also drove performance.

The five bottom performing countries during the fiscal year were the Netherlands, Israel, Italy, Ireland, and New Zealand. Notably, all five of these countries posted negative total returns on a U.S. dollar basis during the period. The potential elimination of the REIT-like structure that is utilized by real estate companies listed in the Netherlands weighed on the performance of their shares in the second half of the fiscal year. The poor performance of retail-focused REITs listed in the Netherlands was also a factor behind the country’s negative returns. Italy reversed its good performance in the prior fiscal year, as political and budget deficit concerns weighed on the market.

The significant amount of capital looking to find a home in global real estate, particularly from private real estate fund managers, large institutional investors, and sovereign wealth funds, is a theme we have highlighted many times in the past, and this fiscal year’s activity continued to demonstrate its relevance. Among private equity real estate firms, Blackstone Group L.P. remained one of the most active buyers on a global basis, with notable transactions taking place in Canada, Spain, Australia, and the U.S. However, one significant difference in the M&A activity that occurred during this fiscal year as compared to last year, was the number of public-to-public mergers that took place. Some of the larger deals that fit this mold include the purchase of Westfield Corporation by Unibail-Rodamco, the purchase of GGP by Brookfield Property Partners, and the purchase of DCT Industrial by Prologis. We characterize each of these deals as long-term strategic purchases designed to increase each company’s dominance in its respective property sectors and markets.

What factors affected the Fund’s performance during its fiscal year?

Overall, the Fund outperformed the FTSE EPRA NAREIT Developed ex US Index (net) for the fiscal year ended September 30, 2018. Country allocation and security selection both contributed positively to relative performance for the period. However, security selection was the primary driver of relative outperformance.

Combining country allocation and security selection, the top positive relative contributors to performance for the fiscal year were Hong Kong, the U.K. and China. Hong Kong benefited from both country allocation and security selection, the U.K. from security selection, and China from country allocation.

From a country allocation perspective, the Fund’s out-of-benchmark exposure to a China-focused data center real estate company was the most positive driver of performance during the fiscal year. Shares of the company came under attack from a short seller during August of 2018, and we took advantage of the share price correction to initiate a position. The next largest positive contributor to country allocation for the period was the Fund’s out-of-benchmark exposure to Mexico, which benefited from improved sentiment toward the incoming Mexican administration and negotiations surrounding the updated NAFTA trade agreement.

At the security level, the Fund’s overweight exposure to Unite Group, a mid-cap U.K. student housing REIT, was the largest positive contributor for the fiscal year. The company’s shares materially outperformed the U.K. as a whole during the period due to a positive operating environment for its student housing portfolio and future projects that are in development.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps International Real Estate Securities Fund (Continued)

The second most meaningful positive contributor to security selection for the period was an overweight exposure to Swire Properties, a large-cap Hong Kong diversified real estate company. Shares of the company rebounded strongly during the first quarter of 2018 following weak performance in the fourth quarter of 2017. The company’s Hong Kong retail real estate business continued to show improvement during the fiscal year, and its decentralized Hong Kong office exposure and mixed-use China real estate projects performed well.

Combining country allocation and security selection, the top detractors were France, Canada, and Austria. Country allocation and security selection hurt within France, whereas security selection was the detractor in Canada, and country allocation was the detractor in Austria. From a country allocation viewpoint, an overweight exposure to the U.K. was the largest detractor from performance during the fiscal year. The U.K. underperformed the FTSE EPRA NAREIT Developed ex US Index (net) overall during the period, however stock selection within the U.K. more than compensated for this. The second largest country allocation detractor was the Fund’s exposure to Australia, which marginally underperformed the index. However, as with the U.K., stock selection within Australia more than made up for the detraction.

At the security level, the Fund’s overweight exposure to Mercialys, a small-cap France retail REIT, was the largest negative contributor to security selection for the fiscal year. The company’s shares performed poorly over the period as European retail REITs remained out of favor. In addition, liquidity issues at its major shareholder, Casino Guichard Perrachon, forced the company to unload half of its position in Mercialys. An overweight exposure to Mitsui Fudosan Logistics Park, a small-cap Japan industrial REIT, was the second largest detractor from security selection for the fiscal year. Japanese industrial REITs were poor performers during the fiscal year given growing concerns about near-term industrial supply in the major markets of Tokyo and Osaka.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Real Estate Operating Companies	47%
Retail REITs	18
Diversified REITs	12
Office REITs	11
Residential REITs	5
Industrial REITs	4
Specialized REITs	2
Data Processing & Outsourced Services	1

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Real Estate: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Duff & Phelps International Real Estate Securities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 years
Class A shares at NAV[2]	8.72%	6.19%	6.55%
Class A shares at POP[3,4]	2.47	4.94	5.92
Class C shares at NAV[2] and with CDSC[4]	7.97	5.41	5.77
Class I shares at NAV[2]	9.03	6.48	6.83
FTSE EPRA NAREIT Developed ex-U.S. Index (net)	4.68	3.39	5.98

Fund Expense Ratios5: Class A shares: Gross 1.97%, Net 1.50%; Class C shares: Gross 2.67%, Net 2.25%; Class I shares: Gross 1.68%, Net 1.25%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

”CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through January 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Herzfeld Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VHFAX Class C: VHFCX Class I: VHFIX

Portfolio Manager Commentary by Thomas J. Herzfeld Advisors, Inc.

⬛	The Fund is non-diversified and has investment objectives of capital appreciation and current income. There is no guarantee that the Fund will meet its objectives.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 7.06%, Class C shares at NAV returned 6.31%, and Class I shares at NAV returned 7.30%†. For the same period, the Fund’s style-specific benchmark, the Herzfeld Composite Benchmark, which consists of 60% MSCI All Country World Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index, returned 5.35%.

†	See footnote 5 on page 22.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Over the fiscal year, closed-end funds (CEFs) saw a wide dispersion of returns in the seven CEF categories we track, ranging from -6.07% for municipal CEFs to 13.54% for convertible CEFs. Overall, the CEF industry returned an average of -0.02% for the period, as rising interest rates were doubly negative for the fixed income-focused space. Increasing short-term rates negatively impacted the cost of leverage for most funds, and rising long-term rates negatively impacted the performance of the underlying fixed income holdings. At the end of September 2018, the average weighted discount was -5.93%, slightly wider than the previous September’s -5.88%.

For the second year in a row, convertible CEFs were the best performing fixed income category, gaining an average of 13.54% at price and 11.64% at net asset value (NAV). Convertible CEFs also happened to be the best performing category overall as demand outstripped supply, leading to an average premium of 2.21% at the end of September.

Municipal CEFs were the worst performing category, and it wasn’t very close. Investors lost an average of 6.07% over the fiscal year as distribution cuts, rising leverage costs, and a selloff in longer-term rates negatively impacted performance, causing discounts in the category to widen from -3.90% to -9.70%.

Around four in 10 CEFs closed the period at a discount wider than -10%. The weighted average distributions for taxable and tax-exempt CEFs closed September 2018 at 7.56% and 5.02%, respectively.

What factors affected the Fund’s performance during its fiscal year?

For the fiscal year ended September 30, 2018, the Fund (Class I) returned 7.30%, beating the 5.35% return of the composite benchmark. At fiscal year end, the average weighted discount of the Fund’s holdings was -10.33%, compared with -9.90% on September 30, 2017.

Top contributors to the Fund’s performance came from its four largest holdings over the period as the four wildly different strategies generated nearly half of the Fund’s return. The largest position, NexPoint Strategic Opportunities Fund (NHF), gained 11.18% in the period, focusing on below investment grade debt and equity. The Fund participated in a rights offering by NHF that provided the opportunity to add shares at a 5% discount to the market price, which contributed additional alpha on top of NHF’s return over the fiscal year.

The best performer was Central Securities Corp, a CEF that dates back to the Great Depression, with a sizable discount and even more sizable unrealized gains of 54% of total net assets. The CEF gained 18.58% as the limited number of companies in its concentrated portfolio generated solid returns.

Another older CEF, Boulder Growth & Income Fund (BIF), gained 14.08% as the portfolio tracked the return of its largest holding, Berkshire Hathaway. BIF’s portfolio manager made his fortune investing in Berkshire Hathaway stock, and the CEF mimics many of the holdings in the Berkshire Hathaway portfolio, which performed well in the strong economy.

Main detractors came from foreign equities and Treasury Inflation-Protected Securities (TIPS), as rising interest rates and the strong U.S. dollar weighed on returns. The worst performer for the fiscal year ended September 30, 2018, was Aberdeen Emerging Markets Equity Income Fund (AEF), formerly the Chile Fund (CH), which merged with seven other funds and adopted a new name and strategy. AEF dropped 15.32% from our initial purchase in the second quarter of 2018. AEF announced a large tender offer of 32.50% of the fund. Historically, tender offers have created solid alpha-generating opportunities, but this tender offer coincided with a sharp selloff in emerging markets due to trade war fears and the strong U.S. dollar. This caused investors waiting for the tender offer to take a large financial hit.

Morgan Stanley India Investment Fund (IIF) was another poor performer that plummeted 13.40% in September 2018 alone after the Fund’s purchase in August. The sharply weakening rupee and President Trump’s expanding trade war in Asia negatively affected the CEF.

Western Asset’s two inflation-protected CEFs provided little protection from rising rates as the CEFs’ low distributions and rising expense ratios were negative headwinds. Both struggled in the low inflation environment, and remained at double digit discounts for most of the fiscal year. Though the Fund holds only those two interest rate-sensitive fixed income CEFs, it would have been better to avoid all rate-sensitive CEFs, as they all performed poorly.

The preceding information is the opinion of portfolio

management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Herzfeld Fund (Continued)

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Equity Funds	39%
International Equity Funds	31
Fixed Income Funds	20
Preferred Stocks	3
Exchange-Traded Fund	2
Other (includes short-term investment and securities lending collateral)	5

Total	100%

Closed-end Funds: Closed-end funds may trade at a discount from their net asset values, which may affect whether the fund will realize gains or losses. They may also employ leverage, which may increase volatility.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Fund of funds: Because the fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Herzfeld Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	Since Inception		Inception Date
Class A shares at NAV[2]	7.06%	8.42%	8.14%		9/5/12
Class A shares at POP[3,4]	0.90	7.15	7.09		9/5/12
Class C shares at NAV[2] and with CDSC[4]	6.31	7.62	7.36		9/5/12
Class I shares at NAV[2,5]	7.30	8.70	8.42		9/5/12
Herzfeld Composite Benchmark: 60% MSCI AC World Index (net) / 40% Bloomberg Barclays U.S. Aggregate Index	5.35	6.15	7.05	[6]	—

Fund Expense Ratios7: Class A shares: Gross 2.64%, Net 2.60%; Class C shares: Gross 3.41%, Net 3.35%; Class I shares: Gross 2.37%, Net 2.35%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]

Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.

[6]	The since inception index returns are from the Fund’s inception date.
[7]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Horizon Wealth Masters Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VWMAX Class C: VWMCX Class I: VWMIX

Portfolio Manager Commentary by Horizon Asset Management, LLC

⬛	The Fund is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will achieve its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 11.04%, Class C shares returned 10.29%, and Class I shares returned 11.36%. For the same period, the S&P 500® Index, a broad-based equity index, and the Fund’s style-specific benchmark, returned 17.91%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

During the 12-month period ended September 30, 2018, the broader markets appreciated substantially, with the S&P 500® Index returning 17.91%. Market strategists and macroeconomic investors cited the strong fundamentals underpinning U.S. markets. While interest rates, inflation, and gross domestic product (GDP) growth appeared attractive, potential risks lingered. U.S. deficit levels were high considering that the economic expansion was in its ninth year, while federal debt levels were also at unprecedented levels. At the same time, though corporate earnings continued to expand, they faced headwinds from the combination of rising interest rates, corporate debt, the recent rate of share repurchases, and the limited ability to continue improving margins from current levels.

What factors affected the Fund’s performance during its fiscal year?

Though the Fund generated substantial returns during the 12 months ended September 30, 2018, the Fund’s performance lagged the S&P 500® Index. The trend toward passive management persisted. As such, the continued flow of funds out of actively managed products and into passively managed products likely contributed to the outperformance of the major indexes. A significant portion of the index gains came from the technology sector, despite challenges including market saturation, increased regulation, technological disruption from blockchain applications, and an ongoing global trade war.

The Horizon Kinetics ISE Wealth Index (the Wealth Index) is designed to identify companies run by wealthy owner-operators. These companies tend to have higher insider ownership than their agent-operated counterparts. Because the Fund seeks to track the Wealth Index, the Fund’s holdings are the result of the inclusion criteria for the Wealth Index. Due to differences in the methodology used to determine the weights for the major indexes versus the Wealth Index, companies in the Wealth Index tend to be underrepresented in the S&P 500® Index. Furthermore, even those that do overlap with the S&P 500® Index generally have a lower weight in the Wealth Index and the Fund than they do in the S&P 500® Index due to the equal weighting methodology used in the Wealth Index and, therefore, in the Fund.

At the sector level, which is a byproduct of the Wealth Index inclusion criteria, energy and consumer staples were the largest contributors to relative returns, while consumer discretionary and information technology were the largest detractors during the fiscal year.

At the stock level, the five largest contributors to performance (and their owner-operators) were W&T Offshore (Tracy Krohn), Syntel (Bharat Desai), Boston Beer Company (C. James Koch), W.W. Grainger (James Slavik), and Amazon.com (Jeff Bezos). The Fund’s five largest detractors from performance were Sears Holdings (Edward Lampert), AquaBounty Technologies (Randal Kirk), Greenlight Capital Re (David Einhorn), OPKO Health (Phillip Frost), and Colony Capital (Thomas Barrack).

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Consumer Discretionary	32%
Financials	12
Industrials	11
Information Technology	11
Real Estate	8
Energy	6
Consumer Staples	5
Other (includes securities lending collateral)	15

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Horizon Wealth Masters Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	Since Inception		Inception Date
Class A shares at NAV[2]	11.04%	8.68%	12.25%		9/5/12
Class A shares at POP[3,4]	4.65	7.40	11.16		9/5/12
Class C shares at NAV[2] and with CDSC[4]	10.29	7.89	11.42		9/5/12
Class I shares at NAV[2]	11.36	8.97	12.53		9/5/12
S&P 500® Index	17.91	13.95	15.18	[5]	—

Fund Expense Ratios6: Class A shares: Gross 1.49%, Net 1.25%; Class C shares: Gross 2.24%, Net 2.00%; Class I shares: Gross 1.23%, Net 1.00%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The since inception index returns are from the Fund’s inception date.
[6]

The expense ratios for the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through January 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A, Class C, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Emerging Markets Small-Cap Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VAESX Class C: VCESX Class I: VIESX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

⬛	The Fund is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 7.10%, Class C shares at NAV returned 6.39%†, and Class I shares at NAV returned 7.36%. For the same period, the MSCI Emerging Markets Small Cap Index (net), the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned -4.20%.

†	See footnote 5 on page 27.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Despite increased volatility, U.S. equities continued to march ahead during the fiscal year, with the S&P 500® Index returning 17.91% for the 12-month period. Smaller stocks, as represented by the Russell 2000® Index, performed strongly as well, rising 15.24%. Growth stocks outperformed their value counterparts for the period, though both categories rose by double digits. Foreign markets struggled in comparison, with the MSCI EAFE® Index gaining 2.74% and the MSCI Emerging Markets Index down 0.81% for the period.

The MSCI Emerging Markets Small Cap Index was down 4.20% for the 12 months ended September 30, 2018. While health care was up strongly, by 22.90%, it was the only positive performing sector, and its contributions were more than offset by losses in all other categories. The sectors with the weakest returns were communication services (-17.10%), utilities (-16.04%), and industrials (-12.48%).

Key events that drove markets in the past year included a correction that rattled U.S. equity markets in early 2018 after a calm 2017. While the bout of volatility set major indices back a step, stocks soon recovered. They continued to advance during the fiscal year despite the introduction of new trade tariffs and the continued escalation of tariff-related tensions, particularly with China. While U.S. market strength continued – though not without volatility – international markets struggled to grow, weighed down by prolonged trade negotiations and resulting uncertainty, as well as country-specific challenges.

What factors affected the Fund’s performance during its fiscal year?

The Fund outperformed the MSCI Emerging Markets Small Cap Index for the 12 months ended September 30, 2018. Performance was aided by strong stock selection in consumer discretionary and communication services. An underweight position in health care and weak stock selection in materials detracted from performance.

The stocks that contributed the most to the year’s gains were Fila Korea and Douzone Bizon.

⬛	The Fila brand was revitalized by the comeback in popularity of retro brands, and Fila’s management team did a tremendous job taking advantage of this favorable trend. It adjusted its distribution strategy in Korea in a timely manner, and also collaborated with various global trendy brands. Fila’s sales grew strongly around the world, and the brand gained popularity in China, where Fila’s third-quarter sales grew by 90% year-over-year through its partnership with Anta Sports.

⬛	Shares of Douzone Bizon, a South Korea-based enterprise resource planning (ERP) software provider, had a particularly strong run during the first quarter of 2018 after the company reported results that showed strong growth across all of its business segments, exceeding market expectations by a wide margin.

The positions that detracted the most from performance were Sina and Turk Traktor.

⬛	Sina’s Weibo is the leading social media platform in China. A strong rise in new, competing apps, especially short-video apps, triggered investor concerns early in 2018. Investor sentiment on Sina was challenged by concerns over competition and fear that a general slowdown in the Chinese economy may lead to slower growth in ad spending in China.
⬛	Turkey was particularly hard hit in a sharp sell-off of emerging market stocks, and its currency fell significantly. The weakness in the country was driven by macroeconomic and political uncertainties, including concerns over Turkey’s wide current account deficit, high inflation, and central bank independency. Turk Traktor, a Turkey-based manufacturer of agricultural tractors, experienced some slowing in sales volume due to uncertainties about future levels of government subsidy.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Information Technology	29%
Industrials	21
Consumer Staples	11
Consumer Discretionary	8
Financials	8
Materials	7
Telecommunication Services	2
Short-Term Investment	14

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Emerging Markets Small-Cap Fund (Continued)

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR Emerging Markets Small-Cap Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	Since Inception		Inception Date
Class A shares at NAV[2]	7.10%	5.04%		12/17/13
Class A shares at POP[3,4]	0.94	3.75		12/17/13
Class C shares at NAV[2,5] and with CDSC[4]	6.39	4.27		12/17/13
Class I shares at NAV[2]	7.36	5.29		12/17/13
MSCI Emerging Markets Small Cap Index (net)	-4.20	2.95	[6]	—

Fund Expense Ratios7: Class A shares: Gross 3.10%, Net 1.88%; Class C shares: Gross 3.73%, Net 2.63%; Class I shares: Gross 2.77%, Net 1.63%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]

Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.

[6]	The since inception index returns are from the Fund’s inception date.
[7]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by the contractual fee waiver in effect through January 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on December 17, 2013 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR International Small-Cap Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VISAX Class C: VCISX Class I: VIISX Class R6: VRISX

Portfolio Manager Commentary by Kayne Anderson Rudnick Investment Management, LLC

⬛	The Fund is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 7.37%†, Class C shares at NAV returned 6.60%, Class I shares at NAV returned 7.58%, and Class R6 shares at NAV returned 7.81%†. For the same period, the MSCI All Country World ex U.S. Small Cap Index (net), which serves as the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 1.86%.

†	See footnote 5 on page 29.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Despite increased volatility, U.S. equities continued to march ahead during the fiscal year, with the S&P 500® Index returning 17.91% for the 12-month period. Smaller stocks, as represented by the Russell 2000® Index, performed strongly as well, rising 15.24%. Growth stocks outperformed their value counterparts for the period, though both categories rose by double digits. Foreign markets struggled in comparison, with the MSCI EAFE® Index gaining 2.74% and the MSCI Emerging Markets Index down 0.81% for the period.

The MSCI All Country World ex U.S. Small Cap Index (net) was up 1.86% for the 12 months through September 30, 2018. Health care was the best performing sector, up 19.50%, followed by energy (11.09%) and information technology (7.36%). Weak performing sectors within the index included utilities (-3.48%) and financials (-3.30%).

Key events that drove markets in the past year included a correction that rattled U.S. equity markets in early 2018 after a calm 2017. While the bout of volatility set major indices back a step, stocks soon recovered. They continued to advance during the fiscal year despite the introduction of new trade tariffs and the continued escalation of tariff-related tensions, particularly with China. While U.S. market strength continued – though not without volatility – international markets struggled to grow, weighed down by prolonged trade negotiations and resulting uncertainty, as well as country-specific challenges.

What factors affected the Fund’s performance during its fiscal year?

The Fund outperformed the MSCI All Country World ex U.S. Small Cap Index (net) for the 12 months ended September 30, 2018. Strong stock selection in communication services and financials contributed most positively, while weak stock selection in health care and an underweight in real estate detracted from performance.

The stocks that contributed the most to the year’s gains were Autohome and Euler Hermes Group.

⬛	Autohome, which operates the leading online automotive information destination in China, was once again the largest contributor to performance. Margins continued to expand at Autohome following its exit from an unprofitable e-commerce initiative. This allowed the exceptional characteristics of Autohome’s core media and lead-generation business to become more evident to investors.

⬛	Euler Hermes, the largest credit insurer globally, rallied in the fourth quarter of 2017 after controlling shareholder Allianz offered to buy out the remaining shares it did not own at a significant premium.

The positions that detracted the most from performance were SINA and Firstlogic.

⬛	SINA is a Chinese technology company whose most valuable asset is a 46% stake in Weibo, one of the most popular social media platforms in China. The stock sold off along with many other Chinese companies as investors became increasingly concerned about a slowdown in the Chinese economy, as well as escalating trade tensions.
⬛	Firstlogic operates the leading website in Japan for matching buyers and sellers of residential investment properties. The stock suffered as margins were negatively impacted by increased spending designed to grow market share. We disagreed with management’s strategy, and exited the Fund’s position in the stock.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Information Technology	33%
Industrials	21
Financials	11
Consumer Discretionary	6
Health Care	5
Materials	5
Consumer Staples	5
Other (includes short-term investment)	14

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a less concentrated fund.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

KAR International Small-Cap Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	Since Inception		Inception Date
Class A shares at NAV[2,5]	7.37%	9.71%	13.15%		9/5/12
Class A shares at POP[3,4]	1.20	8.41	12.05		9/5/12
Class C shares at NAV[2] and with CDSC[4]	6.60	8.90	12.32		9/5/12
Class I shares at NAV[2]	7.58	9.98	13.43		9/5/12
Class R6 shares at NAV[2,5]	7.81	—	11.85		11/12/14
MSCI All Country World ex U.S. Small Cap Index (net)	1.86	6.14	—	[6]	—

Fund Expense Ratios7: Class A shares: Gross 1.73%, Net 1.65%; Class C shares: Gross 2.42%, Net 2.40%; Class I shares: Gross 1.44%, Net 1.40%; Class R6 shares: Gross 1.32%, Net 1.29%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]

Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.

[6]	The since inception index returned 7.59% for Class R6 shares and 9.21% for Class A, C, and I shares from the inception date of the respective share classes.
[7]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through January 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 5, 2012 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Rampart Alternatives Diversifier Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: PDPAX Class C: PDPCX Class I: VADIX

Portfolio Manager Commentary by Rampart Investment Management Company, LLC

⬛	The Fund is non-diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 6.25%, Class C shares at NAV returned 5.40%, and Class I shares at NAV returned 6.49%. For the same period, the S&P 500® Index, a broad-based equity index, returned 17.91%, and the Alternatives Diversifier Composite Benchmark, the Fund’s style-specific index appropriate for comparison, returned 6.36%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Twelve months ago, this report referenced the importance of central bank support in the current international bull market, which is nearly 10 years old. During the 12-month period, the U.S. Fed funds rate rose 1%, as did the 1-month London Interbank Offered Rate (LIBOR). The rate on the 10-year U.S. Treasury nearly matched this increase, and Euro-area rates also increased. The reaction of U.S. stocks was somewhat mixed. While the bull market continued on as ferociously as ever, with the S&P 500® Index rising nearly 18% from September 30, 2017 through September 30, 2018, it was accompanied by an increase in volatility not seen for some time. International stocks kept pace with much of this action, although performance toward the end of the period lagged considerably.

But the period didn’t start that way. The fourth quarter of 2017 will go down in history as an unprecedented nadir for stock volatility. Realized volatility was nearly one-third of historical averages, and the Chicago Board Options Exchange Volatility Index® (CBOE VIX®) reached the lowest level in its nearly 30-year history. This was reflected in a steady upward grind in stock prices in most global regions.

As the new year began, the relatively orderly bull market of late 2017 was replaced with a frenzied rush to ever higher prices, and a rapid succession of new all-time market highs. In the U.S., this represented the strongest January since 1997. This intense buying pressure finally broke in the last week of January, at which point the market witnessed a drawdown event with few rivals in recent memory. Over nine trading sessions, the S&P 500® Index dropped more than 10%, and the volatility market experienced a re-pricing of historic magnitude and violence. Similar drops were seen in non-U.S. equities, with notable damage in Asian and emerging market stocks. Much of the loss was quickly recaptured, only to be given back in late March. This “double dip” event was similar in some ways to the risk flares seen in late 2015 and early 2016, except that the recovery in this most recent experience was longer and more shallow. By August 2018, the January highs had been reached once again in the U.S. market, but it became clear that weakness was persisting in other parts of the world.

There were a number of potential explanations for this dynamic activity. A global trade war of increasing acrimony was certainly one. Pockets of geopolitical agitation may have been another. But the simplest explanation may be the most insightful and actionable – it is rare that a bull market can withstand the pressure of steadily increasing interest rates. We need only look back about a decade to see a recent example.

What factors affected the Fund’s performance during its fiscal year?

The Fund slightly outperformed the Alternatives Diversifier Composite Benchmark, which consists of a diversified group of alternative investment indexes, gaining 6.5% for the 12 months ended September 30, 2018. The Fund’s three largest holdings – representing exposures to commodities/natural resources and international real estate – all performed well during the period. Alternative investments, generally speaking, were relatively highly correlated to U.S. stocks during the year’s several periods of market turmoil. Accordingly, while the Fund experienced losses during the first quarter, the magnitude was much less than in the U.S. large cap stock market. Near the end of the period, the Fund was not able to match the gains of U.S. stocks, and performance was relatively flat from May through September 2018. This is not surprising, as very few true alternatives can (or should) keep up with a large cap equity bull market.

The preceding information is the opinion of portfolio

management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Derivatives: Investments in derivatives such as futures, options, forwards, and swaps may increase volatility or cause a loss greater than the principal investment.

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Rampart Alternatives Diversifier Fund (Continued)

Real Estate: The fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Fund of funds: Because the fund can invest in other funds, it indirectly bears its proportionate share of the operating expenses and management fees of the underlying fund(s).

Affiliated Funds: The fund’s adviser can select affiliated and/or unaffiliated funds, which may create a conflict of interest.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Affiliated Mutual Funds	51%
Exchange-Traded Funds	49

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Rampart Alternatives Diversifier Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 years	Since Inception		Inception Date
Class A shares at NAV[2]	6.25%	2.48%	2.34%	—		—
Class A shares at POP[3,4]	0.14	1.28	1.74	—		—
Class C shares at NAV[2] and with CDSC[4]	5.40	1.72	1.58	—		—
Class I shares at NAV[2]	6.49	2.74	—	4.28%		10/1/09
S&P 500® Index	17.91	13.95	11.97	14.62	[5]	—
Alternatives Diversifier Composite Benchmark	6.36	1.67	2.51	3.89	[5]	—

Fund Expense Ratios6: Class A shares: 1.55%; Class C shares: 2.31%; Class I shares: 1.30%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The since inception index returns are from the inception date of Class I.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees and, sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Rampart Equity Trend Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VAPAX Class C: VAPCX Class I: VAPIX Class R6: VRPAX

Portfolio Manager Commentary by Rampart Investment Management Company, LLC.

⬛	The Fund is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 16.10%, Class C shares at NAV returned 15.33%, Class I shares at NAV returned 16.48%, and Class R6 shares returned 16.56%. For the same period, the S&P 500® Index, both the broad-based equity index and the style specific index, returned 17.91%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Twelve months ago, this report referenced the importance of central bank support in the current bull market, which is nearly 10 years old. During the 12-month period, the U.S. Fed funds rate rose 1%, as did the 1-month London Interbank Offered Rate (LIBOR). The rate on the 10-year U.S. Treasury nearly matched this increase. The reaction of U.S. stocks was somewhat mixed. While the bull market continued on as ferociously as ever, with the S&P 500® Index rising nearly 18% from September 30, 2017 through September 30, 2018, it was accompanied by an increase in volatility not seen for some time.

But the period didn’t start that way. The fourth quarter of 2017 will go down in history as an unprecedented nadir for U.S. stock volatility. Realized volatility was nearly one-third of historical averages, and the Chicago Board Options Exchange Volatility Index® (CBOE VIX®) reached the lowest level in its nearly 30-year history. This was reflected in a steady upward grind in stock prices.

As the new year began, the relatively orderly bull market of late 2017 was replaced with a frenzied rush to ever higher prices, and a rapid succession of new all-time S&P 500® Index highs, representing the strongest January for U.S. stocks since 1997. This intense buying pressure finally broke in the last week of January, at which point the market witnessed a drawdown event with few rivals in recent memory. Over nine trading sessions, the S&P 500® Index dropped more than 10%, and the volatility market experienced a re-pricing of historic magnitude and violence. Much of the loss was quickly recaptured, only to be given back in late March. This “double dip” event was similar in some ways to the risk flares seen in late 2015 and early 2016, except that the recovery in this most recent experience was longer and more shallow. By August 2018, the January highs had been reached once again, but by all accounts the trading environment proved more risky and the highs more tenuous than in the early days of the year.

There were a number of potential explanations for this dynamic activity. A global trade war of increasing acrimony was certainly one. Pockets of geopolitical agitation may have been another. But the simplest explanation may be the most insightful and actionable – it is rare that a bull market can withstand the pressure of steadily increasing interest rates. We need only look back about a decade to see a recent example.

What factors affected the Fund’s performance during its fiscal year?

The Fund navigated the market well for much of the 12-month period, outperforming the S&P 500® Index through the middle of 2018. The Fund gave up nearly 2% in the third quarter, though, finishing the period about 1.4% behind the index. For the fiscal year, the Fund was up 16.5%, compared to 17.9% for the index.

The Fund benefitted from allocations to consumer discretionary and technology stocks during the period, as these market sectors were instrumental in driving the broader market higher. The Fund had consistent allocations to a number of key stocks for the full period, including such market-leading names as Amazon.com, Align Technology, and FLIR Systems. The Fund’s ability to identify price trends – which tended to be relatively stable over much of the period – put the Fund in the position to outperform the S&P 500® Index by approximately 2% through the middle of June 2018.

Unfortunately, late June, and to a lesser extent late September, proved troublesome for the Fund’s portfolio, and performance suffered. Some choppiness entered the market, which made it more difficult for the Fund’s relative strength analysis to accurately identify market leaders and laggards. There were several allocations made during this period to strong-performing stocks, which then experienced weakness almost immediately upon the Fund’s allocation. This is a frustrating feature of certain market environments, and is related to the market dynamics that negatively impacted the Fund in both 2015 and 2016.

The Fund’s risk control measures, including the potential to allocate the full portfolio to cash, were not tested during the period. Even though the period saw a handful of risk flares, including one of historic magnitude, none were long-lasting. The Fund’s risk controls are intentionally calibrated to respond to more slowly developing market corrections, while seeking to ignore the type of short-term, rapid decline and recovery events which characterized the fiscal year.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future

results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Rampart Equity Trend Fund (Continued)

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Information Technology	19%
Consumer Discretionary	18
Industrials	17
Financials	13
Health Care	9
Materials	8
Consumer Staples	7
Other	9

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Rampart Equity Trend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	Since Inception		Inception Date
Class A shares at NAV[2]	16.10%	5.52%	9.27%		7/1/10
Class A shares at POP[3,4]	9.43	4.27	8.49		7/1/10
Class C shares at NAV[2] and with CDSC[4]	15.33	4.77	8.47		7/1/10
Class I shares at NAV[2]	16.48	5.78	9.53		7/1/10
Class R6 shares at NAV[2]	16.56	—	4.03		11/12/14
S&P 500® Index	17.91	13.95	—	[5]	—

Fund Expense Ratios6: Class A shares: 1.57%; Class C shares: 2.30%; Class I shares: 1.31%; Class R6 shares: 1.22%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The index returned 15.87% for Class A, C, and I shares since the inception date of each respective class and 11.94% since the inception date of Class R6 shares.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Expense ratios include fees and expenses associated with underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on July 1, 2010 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Rampart Multi-Asset Trend Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VAAAX Class C: VAACX Class I: VAISX

Portfolio Manager Commentary by Rampart Investment Management Company, LLC

⬛	The Fund is diversified and has an investment objective of capital appreciation. In pursuing this objective, the Fund maintains an emphasis on preservation of capital. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 3.69%, Class C shares at NAV returned 2.94%, and Class I shares at NAV returned 3.94%. For the same period, Dow Jones Moderate Portfolio Index, the Fund’s style-specific index appropriate for comparison, returned 6.73%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Twelve months ago, this report referenced the importance of central bank support in the current international bull market, which is nearly 10 years old. During the 12-month period, the U.S. Fed funds rate rose 1%, as did the 1-month London Interbank Offered Rate (LIBOR). The rate on the 10-year U.S. Treasury nearly matched this increase, and Euro-area rates also increased. The reaction of U.S. stocks was somewhat mixed. While the bull market continued on as ferociously as ever, with the S&P 500® Index rising nearly 18% from September 30, 2017 through September 30, 2018, it was accompanied by an increase in volatility not seen for some time. International stocks kept pace with much of this action, although performance toward the end of the period lagged considerably.

But the period didn’t start that way. The fourth quarter of 2017 will go down in history as an unprecedented nadir for stock volatility. Realized volatility was nearly one-third of historical averages, and the Chicago Board Options Exchange Volatility Index® (CBOE VIX®) reached the lowest level in its nearly 30-year history. This was reflected in a steady upward grind in stock prices in most global regions.

As the new year began, the relatively orderly bull market of late 2017 was replaced with a frenzied rush to ever higher prices, and a rapid succession of new all-time market highs. In the U.S., this represented the strongest January since 1997. This intense buying pressure finally broke in the last week of January, at which point the market witnessed a drawdown event with few rivals in recent memory. Over nine trading sessions, the S&P 500® Index dropped more than 10%, and the volatility market experienced a re-pricing of historic magnitude and violence. Similar drops were seen in non-U.S. equities, with notable damage in Asian and emerging market stocks. Much of the loss was quickly recaptured, only to be given back in late March. This “double dip” event was similar in some ways to the risk flares seen in late 2015 and early 2016, except that the recovery in this most recent experience was longer and more shallow. By August 2018, the January highs had been reached once again in the U.S. market, but it became clear that weakness was persisting in other parts of the world.

There were a number of potential explanations for this dynamic activity. A global trade war of increasing acrimony was certainly one. Pockets of geopolitical agitation may have been another. But the simplest explanation may be the most insightful and actionable – it is rare that a bull market can withstand the pressure of steadily increasing interest rates. We need only look back about a decade to see a recent example.

What factors affected the Fund’s performance during its fiscal year?

The Fund underperformed the Dow Jones Global Moderate Portfolio Index by just under 3% over the past 12 months, gaining nearly 4%. Weakness was primarily driven by the international equity portion of the Fund, as the global growth story appeared to deviate during the year between the U.S. and the rest of the world. In response to the relative weakness in non-U.S. stocks, the Fund made large defensive allocations to cash during the latter part of the period. This likely helped the Fund avoid losses, as non-U.S.

stocks had not been strong, although some of the damage had already occurred by the time the Fund was able to begin reducing exposure. This was because the extremely strong global equity bull market had been so firmly established that a relatively large drop was required to convincingly put the international component into “bear market” positioning. Accordingly, about half of the drop from the highs was experienced by the Fund before defensive measures were implemented.

The Fund’s risk control measures, available to the U.S. equity component of the portfolio, including the potential to allocate the full portfolio to cash, were not tested during the period. Even though the period saw a handful of risk flares, including one of historic magnitude, none were long-lasting, and the U.S. bull market persisted. The Fund’s risk controls are intentionally calibrated to respond to more slowly developing market corrections, while seeking to ignore the type of short-term, rapid decline and recovery events which characterized the fiscal year.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Rampart Multi-Asset Trend Fund (Continued)

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Exchange Traded Funds: The value of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track. The costs of owning the ETF may exceed the cost of investing directly in the underlying securities.

Commodity-Linked: Commodity-linked instruments may experience a return different than the commodity they attempt to track and may also be exposed to counterparty risk.

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Exchange-Traded Funds		46%
Common Stocks		36
Information Technology	7%
Consumer Discretionary	7
Industrials	6
Financials	5
Health Care	3
Materials	3
All other Common Stocks	5
Short-Term Investment		18

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Rampart Multi-Asset Trend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	Since Inception		Inception Date
Class A shares at NAV[2]	3.69%	2.05%	3.19%		3/15/11
Class A shares at POP[3,4]	-2.27	0.85	2.38		3/15/11
Class C shares at NAV[2] and with CDSC[4]	2.94	1.28	2.43		3/15/11
Class I shares at NAV[2]	3.94	2.30	3.45		3/15/11
Dow Jones Moderate Portfolio IndexSM	6.73	6.68	7.15	[5]	—

Fund Expense Ratios6: Class A shares: 1.87%; Class C shares: 2.58%; Class I shares: 1.59%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The index returns are from the Fund’s inception date.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Expense ratios include fees and expenses associated with underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on March 15, 2011 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Rampart Sector Trend Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: PWBAX Class C: PWBCX Class I: VARIX

Portfolio Manager Commentary by Rampart Investment Management Company, LLC.

⬛	The Fund is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 13.64%, Class C shares at NAV returned 12.84%, and Class I shares at NAV returned 13.94%. For the same period, the S&P 500® Index, which is both the broad-based equity index and the Fund’s style-specific benchmark, returned 17.91%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

Twelve months ago, this report referenced the importance of central bank support in the current bull market, which is nearly 10 years old. During the 12-month period, the U.S. Fed funds rate rose 1%, as did the 1-month London Interbank Offered Rate (LIBOR). The rate on the 10-year U.S. Treasury nearly matched this increase. The reaction of U.S. stocks was somewhat mixed. While the bull market continued on as ferociously as ever, with the S&P 500® Index rising nearly 18% from September 30, 2017 through September 30, 2018, it was accompanied by an increase in volatility not seen for some time.

But the period didn’t start that way. The fourth quarter of 2017 will go down in history as an unprecedented nadir for U.S. stock volatility. Realized volatility was nearly one-third of historical averages, and the Chicago Board Options Exchange Volatility Index® (CBOE VIX®) reached the lowest level in its nearly 30-year history. This was reflected in a steady upward grind in stock prices.

As the new year began, the relatively orderly bull market of late 2017 was replaced with a frenzied rush to ever higher prices, and a rapid succession of new all-time S&P 500® Index highs, representing the strongest January for U.S. stocks since 1997. This intense buying pressure finally broke in the last week of January, at which point the market witnessed a drawdown event with few rivals in recent memory. Over nine trading sessions, the S&P 500® Index dropped more than 10%, and the volatility market experienced a re-pricing of historic magnitude and violence. Much of the loss was quickly recaptured, only to be given back in late March. This “double dip” event was similar in some ways to the risk flares seen in late 2015 and early 2016, except that the recovery in this most recent experience was longer and more shallow. By August 2018, the January highs had been reached once again, but by all accounts the trading environment proved more risky and the highs more tenuous than in the early days of the year.

There were a number of potential explanations for this dynamic activity. A global trade war of increasing acrimony was certainly one. Pockets of geopolitical agitation may have been another. But the simplest explanation may be the most insightful and actionable – it is rare that a bull market can withstand the pressure of steadily increasing interest rates. We need only look back about a decade to see a recent example.

What factors affected the Fund’s performance during its fiscal year?

The Fund underperformed the S&P 500® Index by just under 4% for the 12 months ended September 30, 2018, gaining nearly 14%. This underperformance was largely driven by the Fund’s limited allocation to the technology sector. The sector grew from representing 25.4% of the S&P 500® Index at the beginning of the period to over 31% of the index at the end of the period. The technology sector was up more than 29% during the period. The Fund’s limitation of a 20% allocation to any single sector – imposed for diversification purposes – cost the Fund approximately 2.5% during the fiscal year. Despite the allocation restrictions, the Fund was able to accurately identify and allocate to those sectors that were driving the market higher, notably technology and consumer discretionary.

The materials sector was the largest detractor from performance during the period. The sector was performing above its 200-day moving average level for the full period, earning it an allocation in the Fund. Even though the allocation was not especially large, it was in excess of market weights. Materials was the worst performing sector during the year, and the Fund’s slight overweight was damaging. A similar effect, although not as damaging, was seen in the Fund’s real estate allocation.

The Fund’s risk control measures, including the potential to allocate the full portfolio to cash, were not tested during the period. Even though the period saw a handful of risk flares, including one of historic magnitude, none were long-lasting. The Fund’s risk controls are intentionally calibrated to respond to more slowly developing market corrections, while seeking to ignore the type of short-term, rapid decline and recovery events which characterized the fiscal year.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Allocation: The fund’s exposure to different asset classes may not be optimal for market conditions at a given time. Asset allocation does not guarantee a profit or protect against a loss in declining markets.

Prospectus: For additional information on risks, please see the fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Rampart Sector Trend Fund (Continued)

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Consumer Discretionary	20%
Information Technology	19
Health Care	15
Financials	15
Energy	5
Industrials	5
Consumer Staples	5
Other	16

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Rampart Sector Trend Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 years	Since Inception		Inception Date
Class A shares at NAV[2]	13.64%	7.30%	8.51%	—		—
Class A shares at POP[3,4]	7.11	6.03	7.87	—		—
Class C shares at NAV[2] and with CDSC[4]	12.84	6.50	7.72	—		—
Class I shares at NAV[2]	13.94	7.57	—	10.42%		10/1/09
S&P 500® Index	17.91	13.95	11.97	14.62	[5]	—

Fund Expense Ratios6: Class A shares 1.00%; Class C shares 1.75%; Class I shares 0.75%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The since inception index returns are from the inception date of Class I shares.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Expense ratios include fees and expenses associated with underlying funds.

Growth of $10,000 For periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Vontobel Global Opportunities Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: NWWOX Class C: WWOCX Class I: WWOIX Class R6: VRGOX

Portfolio Manager Commentary by Vontobel Asset Management, Inc.

⬛	The Fund is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 10.80%, Class C shares at NAV returned 9.92%, Class I shares at NAV returned 11.07%, and Class R6 shares at NAV from January 30, 2018 (inception date) through September 30, 2018, returned 1.10%†*. For the same period, the MSCI All Country World Index (net), the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned 9.77%.

*	Returns less than 1 year are not annualized.
†	See footnote 5 on page 44.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

The MSCI All Country World Index (net) (MSCI ACWI) was positive in the fiscal first quarter, slightly negative in the fiscal second quarter, moderately positive in the fiscal third quarter, and positive in the fiscal fourth quarter.

In the fourth quarter of 2017, returns were positive across all major markets, with the benchmark driven by index heavyweights U.S. and Japan, which accounted for approximately 4.01% of the index’s 5.73% performance. The two largest sectors, information technology (IT) and financials, were the biggest contributors to benchmark returns. U.S. tax reform dominated the headlines throughout the quarter. President Trump signed the tax overhaul bill into law at the end of December 2017, driving equities even higher. Solid economic numbers also bolstered U.S. markets over the quarter. Europe’s economic momentum continued to build steam despite noise around Brexit, immigration, Polish nationalism, and Catalonia. The ultra-low interest rates of the European Central Bank (ECB) provided substantial support across all Eurozone countries. Emerging market (EM) equities performed well. Returns were driven by ongoing growth and stable outlooks for major EM economies such as China and India. Asian IT companies in particular contributed to emerging market performance.

While the MSCI ACWI fell 0.96% in the first quarter of 2018, emerging markets delivered a small positive return. In the U.S. equity markets, positive momentum at the start of the year was driven by recent tax cuts, solid economic data, and generally favorable corporate earnings. But then the markets sold off, with increased focus on inflation having taken grip and Congress adding fuel to the fire with a blow-out federal budget, as well as concerns about a trade war with China. The Eurozone recovery, supported by low interest rates and quantitative easing, continued in January, but in February expectations of rising inflation and interest rates, primarily in the U.S., sparked a sell-off in European equities. And although the U.S. temporarily exempted the EU from its planned steel and aluminum tariffs, the threat of a trade war between the U.S. and China weighed on EU markets. Emerging markets were strong in January, supported by strong commodity prices and Asian IT names. In early February however, the EM benchmark declined alongside developed markets due to concerns around inflation and interest rates rising at a faster-than-expected pace. By mid-March, the markets had recovered somewhat, before selling off again on escalating U.S.-China trade tensions.

Volatility continued in the global equity markets through the second quarter of 2018. Despite solid economic growth momentum in the U.S., Europe, Japan, and many emerging markets, activity around the globe led investors to favor less-risky securities. Concerns that prompted a change in the outlook included: the U.S. continuing to lift rates on the back of accelerating inflation; a strong dollar alongside a sell-off in EM currencies; a continued rise in oil prices; and the U.S. appearing set to impose tariffs, with China threatening retaliation. U.S. equities shrugged off threats of a trade war. Earnings for the S&P 500® Index for the second quarter rose 25%

year-on-year, benefiting from the strong economy and the tax cut. In Europe, political unrest in Italy and Germany dominated headlines over the quarter. Emerging markets struggled again, with 11 countries delivering double-digit negative returns in U.S. dollar terms. We viewed higher U.S. interest rates and trade fears as important drivers behind the EM sell-off. Brazil was the weakest market following a 10-day trucker strike resulting from the government’s heavy-handed adjustment to fuel prices–an attempt to track the rising oil price alongside the collapsing Brazilian currency while keeping fuel taxes unchanged.

Volatility continued throughout the third quarter of 2018, as a host of geopolitical and macroeconomic risks, stemming from different corners of the earth, impacted markets. Investor concerns over a possible slowdown in global growth, escalating trade tensions, country-specific political turmoil, rising oil prices, and a sell-off in EM currencies weighed on the markets at times. Developed market equities proved to be more resilient than emerging markets, with the U.S. leading the pack by a wide margin. And with more than a 50% weight in the MSCI ACWI, U.S. stocks drove the majority of the benchmark’s returns of 4.28%. A strong U.S. economy helped investors look past the ongoing trade spat between the U.S. and China. European equities turned in lackluster performance for the third quarter as the region came under pressure in August and September. After gaining momentum in 2017, the EU economy slowed in 2018, and the region faced risks stemming from Italy’s budget deal and Brexit negotiations. Emerging markets came under pressure again with a sell-off in many EM currencies.

What factors affected the Fund’s performance during its fiscal year?

The following discussion highlights specific stocks – those that provided the largest contribution to absolute performance and those that were the largest detractors for the fiscal year ended September 30, 2018. As bottom-up stock pickers, we hope that you find this useful and gain a greater understanding of how we invest your capital.

Stocks that helped absolute performance

Amazon.com continued to power ahead with strong second quarter 2018 operating income. Following this earnings release, analysts increased their estimates and price targets for the stock. Amazon is

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Vontobel Global Opportunities Fund (Continued)

the leading player in ecommerce in North America, and has leading positions in several markets in Europe, as well as India and Japan. Amazon was able to achieve this by offering competitive pricing, free shipping for Prime members, and convenience. Amazon also has the leading position globally in Cloud services with Amazon Web Services (AWS).

During the third quarter of 2018, Mastercard reported consistently strong results, with constant currency revenue growth in the mid-teens. Additionally, Mastercard reported its strongest purchase volume growth in recent years. Mastercard is a dominant card payment network second only to Visa. The company continues to benefit from strong secular tailwinds such as the cash-to-card conversion, and enjoys durable competitive protections as an indispensable component of the payment ecosystem.

Stocks that hurt absolute performance

Nielsen Holdings reported weaker-than-expected revenue growth, predominantly in its market share measurement or Buy segment. Subsequently, management downgraded its full year 2018 revenue guidance from 3% to a 1% decline, and adjusted earnings before interest, tax, depreciation and amortization (EBITDA) guidance down by 10% from previous levels. CEO Mitch Barns is stepping down, and management is conducting a strategic review of the Buy segment. While it may ultimately result in a sale, the outcome is uncertain. Given that we had less confidence in the recovery of the Buy segment, we sold out of the Fund’s position.

Philip Morris International was weak this year as uncertainty increased in the nicotine delivery space and the growth rate of IQOS slowed in Japan, its launch market. While we continue to believe that the company will remain a leader in nicotine delivery, we exited the position to reallocate capital to another opportunity that presented itself.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Information Technology	22%
Consumer Staples	21
Consumer Discretionary	20
Financials	16
Health Care	13
Industrials	5
Real Estate	2
Materials	1

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Vontobel Global Opportunities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	10 years	Since Inception		Inception Date
Class A shares at NAV[2]	10.80%	10.67%	9.38%	—		—
Class A shares at POP[3,4]	4.43	9.37	8.73	—		—
Class C shares at NAV[2] and with CDSC[4]	9.92	9.83	8.55	—		—
Class I shares at NAV[2]	11.07	10.94	—	11.88%		8/8/12
Class R6 shares at NAV[2,5]	—	—	—	-1.10		1/30/18
MSCI All Country World Index (net)	9.77	8.67	8.19	—	[6]	—

Fund Expense Ratios7: Class A shares: 1.46%; Class C shares: 2.21%; Class I shares: 1.19%, Class R6 shares: 1.16%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

”CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]

Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.

[6]	The since inception index returned -1.68% for Class R6 shares and 10.45% for Class A, C and I shares from the inception date of the respective share classes.
[7]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share classes may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Vontobel Greater European Opportunities Fund Fund Summary (Unaudited)	Ticker Symbols: Class A: VGEAX Class C: VGECX Class I: VGEIX

Portfolio Manager Commentary by Vontobel Asset Management, Inc.

⬛	The Fund is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned -0.43%†, Class C shares at NAV returned -1.17%, and Class I shares at NAV returned -0.19%. For the same period, the MSCI Europe Index (net), which serves as the Fund’s broad-based and style-specific benchmark appropriate for comparison, returned -0.30%.

†	See footnote 5 on page 47.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

The MSCI Europe Index, in U.S. dollar terms, was positive in the fiscal first quarter, negative in the fiscal second and third quarters, and slightly positive in the fiscal fourth quarter.

In the fourth quarter of 2017, Europe’s economic momentum continued to build steam despite noise around Brexit, immigration, Polish nationalism, and Catalonia. The ultra-low interest rates of the European Central Bank (ECB) provided substantial support across all Eurozone countries, whether they needed it or not. Real gross domestic product (GDP) in the euro area continued to grow, increasing by 2.50% in the third quarter of 2017 year-over-year, according to Eurostat, with country-level growth ranging from 1.7% in Belgium and 1.8% in Italy to 6.2% in Latvia. The Eurozone posted its highest manufacturing output since 2011 and its lowest unemployment rate since 2009. The European Commission indicated that the Eurozone was set to expand at a rate of 2.2% in 2017, revised up from 1.7%. In October 2017, the

ECB left interest rates unchanged and extended its quantitative easing program to September 2018, although monthly purchases would be reduced from €60 billion to €30 billion. While political risks in Europe generally abated, there were some political concerns over the quarter. In Germany, Angela Merkel was unable to form a new coalition government by year-end and the crisis in Spain’s Catalan region escalated, but the effects did not spill over into European equities. Italian equities performed well for the calendar year, but struggled in the fourth quarter as uncertainty emerged around the general election in 2018.

The Eurozone recovery, supported by low interest rates and quantitative easing, continued in January, with the MSCI Europe Index returning 5.40% in U.S. dollars. But in February, expectations of rising inflation and interest rates, primarily in the U.S., sparked a sell-off in European equities. And although the U.S. temporarily exempted the EU from its planned steel and aluminum tariffs, the threat of a trade war between the U.S. and China weighed on EU markets through the end of March. The ECB left rates unchanged over the quarter, and the euro continued to advance against the U.S. dollar. Data indicated that Eurozone economic growth, albeit lackluster, remained on an upswing. Real GDP growth for the EU continued in the fourth quarter of 2017, rising by 2.6% year over year. Across Europe, growth rates, while positive, remained in a wide band, from 1.4% in the U.K. and 1.6% in Italy to 6.2% in Slovenia and 7.0% in Romania. This divergence helped explain the mixed sentiment at the ballot box across the EU. The unemployment rate fell to an unremarkable 8.5% in February 2018, although its lowest level in nine years. This illustrated that despite the healthy GDP growth overall across the EU, jobs were being created unevenly across Europe. This led to discontent in countries such as Italy, where unemployment stood at 10.9%, but at a dramatic 32.8% among under-25-year-olds.

Volatility continued in the equity markets through the second quarter of 2018. The MSCI Europe Index rose 4.0% in euro terms, although due to the strong U.S. dollar, it fell 1.3% in dollar terms. Energy and information technology were the top performing sectors in the index, while financials lagged. European GDP growth remained relatively stable at 2.4% for the EU in the first quarter, according to

Eurostat. Over the same period, earnings growth for the pan-European Stoxx® Europe 600 Index rose 4.3%. The ECB left rates unchanged but announced plans to finally end quantitative easing by year-end 2018.

Political unrest in Italy and Germany dominated headlines during the second quarter of 2018. Italian equities fell 2.4% in euros given the uncertainty surrounding the coalition government formed by the Five Star Movement and its combative northern partner, the League. Investors were concerned that the new government’s immigration and welfare policies would further complicate the running of the EU and bring the risk of higher borrowing costs for Italy. Spain also saw a change of government after a no-confidence vote led to the removal of Prime Minister Mariano Rajoy, who was to be replaced by the leader of the Spanish Socialist Workers’ Party (PSOE), Pedro Sanchez.

European equities turned in a mildly positive performance for the third quarter of 2018, as the region came under pressure in August and September. After gaining momentum in 2017, EU economic growth slowed in 2018, and the region faced risks stemming from Italy’s budget deal and Brexit negotiations. Consumer and business confidence fell in September 2018, decreasing for the ninth consecutive month, according to the European Commission. Uncertainty about the future of trade hindered economic growth in the EU, and household spending was weak. Compared with the second quarter of 2017, GDP for the EU expanded at a 2.1% clip, according to data compiled by Eurostat. And though the ECB left rates unchanged, it confirmed a plan outlined in June 2018 to withdraw quantitative easing by year-end.

What factors affected the Fund’s performance during its fiscal year?

The following discussion highlights specific stocks–those that provided the largest contribution to absolute performance and those that were the largest detractors for the fiscal year ended September 30, 2018. As bottom-up stock pickers, we hope that you find this useful and gain a greater understanding of how we invest your capital.

Stocks that helped absolute performance

Accenture reported better-than-expected results with guidance that painted an optimistic picture of

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Vontobel Greater European Opportunities Fund (Continued)

enterprise information technology (IT) spending. Accenture is a global leader in management consulting and business process outsourcing. The company is distinguished by its strong client relationships, including over 90 “diamond” relationships that generate more than $100 million in revenues. The company’s strong client relationships allow it to source 50% of its booking without competitive bids. Accenture successfully transformed its business by developing an offshore presence in multiple low cost countries. Management is focused on managing costs, and the business requires limited capital.

Spain’s Amadeus IT Group, a provider of transaction processing solutions to the global travel and tourism industry, reported solid second quarter 2018 results in line with consensus in terms of revenue and a little above with respect to margins. Amadeus signed 15 new contracts or renewals of content agreements with airlines during the second quarter. In August, Amadeus confirmed the acquisition of TravelClick, which is expected to close in the fourth quarter of 2018. The transaction accelerates Amadeus’ move into hotel IT, as TravelClick has cloud-based solutions for mid-chain and independent hotels. Although a smaller part of Amadeus’ overall business, the transaction will double its revenues in hospitality IT, where it previously had been focused on the larger hotel chains.

Stocks that hurt absolute performance

British American Tobacco (BAT) was weak this year after uncertainty increased in the tobacco space as new nicotine delivery products were launched and the U.S. Food & Drug Administration (FDA) threatened to increase regulations. Despite the changes to the sector, we believe that nicotine consumption is not going away and BAT is well positioned to remain a leader in the field of nicotine delivery. British American Tobacco is the world’s largest tobacco company, with market leadership in more than 50 countries. Its global brands include Dunhill, Kent, Lucky Strike, Pall Mall, and Rothmans. It also has a full suite of next generation products that seek to offer nicotine delivery in a potentially less harmful way than traditional cigarettes.

Philip Morris International (PMI) is the global leader in heat not burn (HNB) products, one of the two technologies of next generation nicotine delivery products. The stock was weak this year as the growth rate slowed in its initial launch market of Japan. That said, we continue to believe in PMI’s positioning in the nicotine delivery space. Philip Morris produces and sells cigarettes under brands such as Marlboro and L&M, and is investing in leading next generation products such as IQOS, the leading HNB product.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Asset Allocation

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Consumer Staples	26%
Industrials	21
Health Care	13
Consumer Discretionary	12
Information Technology	11
Financials	10
Materials	6
Real Estate	1

Total	100%

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Vontobel Greater European Opportunities Fund (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 year	5 years	Since Inception		Inception Date
Class A shares at NAV[2,5]	-0.43%	3.43%	9.76%		4/21/09
Class A shares at POP[3,4]	-6.16	2.21	9.08		4/21/09
Class C shares at NAV[2] and with CDSC[4]	-1.17	2.66	8.95		4/21/09
Class I shares at NAV[2]	-0.19	3.69	10.04		4/21/09
MSCI Europe Index (net)	-0.30	3.70	9.29	[6]	—

Fund Expense Ratios7: Class A shares: Gross 1.88%, Net 1.45%; Class C shares: Gross 2.62%, Net 2.20%; Class I shares: Gross 1.71%, Net 1.20%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

”CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]

Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.

[6]	The since inception index return is from the Fund’s inception date.
[7]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through January 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on April 21, 2009 (inception date of the Fund), for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

DUFF & PHELPS GLOBAL INFRASTRUCTURE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.7%

Energy—18.2%
Antero Midstream GP LP (United States)	52,105	$882
Cheniere Energy, Inc. (United States)(1)	37,500	2,606
Enbridge, Inc. (Canada)	46,398	1,498
Kinder Morgan, Inc. (United States)	131,125	2,325
ONEOK, Inc. (United States)	19,595	1,328
Pembina Pipeline Corp. (Canada)	60,330	2,050
Targa Resources Corp. (United States)	18,580	1,046
TransCanada Corp. (Canada)	72,490	2,933
Williams Cos., Inc. (The) (United States)	79,405	2,159

		16,827

Industrials—28.8%
Aena SME SA (Spain)(2)	11,240	1,951
Aeroports de Paris (France)	6,305	1,419
Atlantia SpA (Italy)	99,491	2,064
CSX Corp. (United States)	38,930	2,883
East Japan Railway Co. (Japan)	15,990	1,485
Flughafen Zuerich AG Registered Shares (Switzerland)	8,190	1,656
Norfolk Southern Corp. (United States)	14,690	2,652
Sydney Airport (Australia)	364,410	1,815
Transurban Group (Australia)	722,801	5,862
Union Pacific Corp. (United States)	12,670	2,063
Vinci SA (France)	28,725	2,736

		26,586

Real Estate—9.5%
American Tower Corp. (United States)	33,245	4,831
Crown Castle International Corp. (United States)	35,840	3,990

		8,821

Telecommunication Services—1.7%
Cellnex Telecom SA (Spain)(2)	60,760	1,596

Utilities—40.5%
American Electric Power Co., Inc. (United States)	41,300	2,927
American Water Works Co., Inc. (United States)	21,775	1,915
Atmos Energy Corp. (United States)	20,860	1,959
CMS Energy Corp. (United States)	32,665	1,601
Dominion Energy, Inc. (United States)	41,345	2,906
DTE Energy Co. (United States)	9,995	1,091
Enel SpA (Italy)	198,235	1,015
Engie SA (France)	69,150	1,017
Evergy, Inc. (United States)	41,039	2,254
Fortis, Inc. (Canada)	48,965	1,588
Iberdrola SA (Spain)	181,440	1,335
National Grid plc (United Kingdom)	87,960	907
Naturgy Energy Group SA (Spain)	52,865	1,443
NextEra Energy, Inc. (United States)	32,140	5,387
NiSource, Inc. (United States)	55,390	1,380
ONE Gas, Inc. (United States)	12,750	1,049
Orsted A/S (Denmark)(2)	35,740	2,428
Public Service Enterprise Group, Inc. (United States)	36,475	1,925

	SHARES	VALUE

Utilities—continued
Sempra Energy (United States)	29,475	$3,353

		37,480
TOTAL COMMON STOCKS (Identified Cost $81,338)		91,310
TOTAL LONG-TERM INVESTMENTS—98.7%
(Identified Cost $81,338)		91,310
TOTAL INVESTMENTS—98.7% (Identified Cost $81,338)		91,310
Other assets and liabilities, net—1.3%		1,177

NET ASSETS—100.0%		$92,487

Footnote Legend:

(1)	Non-income producing.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $5,975 or 6.5% of net assets.

Country Weightings†
United States	60%
Canada	9
Australia	8
Spain	7
France	6
Italy	3
Denmark	3
Other	4
Total	100%
† % of total investments as of September 30, 2018.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$91,310	$91,310

Total Investments	$91,310	$91,310

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

See Notes to Financial Statements

DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—97.1%

Australia—3.7%
Dexus	289,339	$2,209
GPT Group (The) – In Specie(1)(3)	13,566	—	(4)
National Storage REIT	2,228,270	2,690
Scentre Group	651,389	1,869

		6,768

Canada—2.5%
Allied Properties Real Estate Investment Trust	52,585	1,755
Boardwalk Real Estate Investment Trust	25,000	971
RioCan Real Estate Investment Trust	92,162	1,761

		4,487

China—0.6%
GDS Holdings Ltd. ADR(1)	33,000	1,159

France—1.5%
Klepierre SA	76,180	2,700

Germany—5.9%
ADO Properties SA(2)	38,042	2,279
TLG Immobilien AG	97,300	2,539
Vonovia SE	118,419	5,786

		10,604

Hong Kong—7.3%
Link REIT	423,504	4,168
Swire Properties Ltd.	1,008,000	3,818
Wharf Real Estate Investment Co., Ltd.	802,000	5,174

		13,160

India—1.3%
Ascendas India Trust	3,001,800	2,394

Ireland—2.8%
Green REIT plc	1,502,723	2,634
Irish Residential Properties REIT plc	1,371,000	2,353

		4,987

Japan—9.9%
GLP J-REIT	2,189	2,129
Hulic Co., Ltd.	291,900	2,865
Invesco Office J-REIT, Inc.	16,300	2,325
Invincible Investment Corp.	9,250	3,867
Kenedix Office Investment Corp.	347	2,214
Mitsubishi Estate Co., Ltd.	162,000	2,755
Mitsui Fudosan Logistics Park, Inc.	655	1,839

		17,994

Mexico—0.8%
Prologis Property Mexico SA de CV	678,800	1,374

Netherlands—1.0%
Unibail-Rodamco-Westfield	8,778	1,766

Norway—1.5%
Entra ASA(2)	194,500	2,796

	SHARES	VALUE
Singapore—1.0%
Mapletree Logistics Trust	2,048,600	$1,843

Spain—1.2%
Inmobiliaria Colonial SOCIMI SA	210,000	2,182

Sweden—1.0%
Castellum AB	101,510	1,817

United Kingdom—7.6%
Derwent London plc	70,410	2,622
Empiric Student Property plc	537,312	674
Safestore Holdings plc	322,557	2,190
Segro plc	193,928	1,612
UNITE Group plc (The)	407,900	4,748
Workspace Group plc	153,800	1,969

		13,815

United States—47.5%
Alexandria Real Estate Equities, Inc.	35,165	4,423
American Homes 4 Rent Class A	135,250	2,961
Apartment Investment & Management Co. Class A	51,800	2,286
AvalonBay Communities, Inc.	23,465	4,251
Brixmor Property Group, Inc.	130,533	2,286
Cousins Properties, Inc.	284,400	2,528
CubeSmart	111,575	3,183
CyrusOne, Inc.	38,282	2,427
Digital Realty Trust, Inc.	46,315	5,210
Douglas Emmett, Inc.	69,695	2,629
Duke Realty Corp.	146,331	4,151
Equity Residential	33,615	2,227
Essex Property Trust, Inc.	11,027	2,721
Extra Space Storage, Inc.	41,645	3,608
Healthcare Trust of America, Inc. Class A	124,500	3,321
Highwoods Properties, Inc.	35,506	1,678
Host Hotels & Resorts, Inc.	173,208	3,655
Kilroy Realty Corp.	32,922	2,360
Mid-America Apartment Communities, Inc.	29,700	2,975
Paramount Group, Inc.	158,440	2,391
Prologis, Inc.	115,225	7,811
Regency Centers Corp.	50,950	3,295
RLJ Lodging Trust	102,550	2,259
Simon Property Group, Inc.	29,131	5,149
Sun Communities, Inc.	45,322	4,602
Vornado Realty Trust	24,170	1,764

		86,151
TOTAL COMMON STOCKS (Identified Cost $153,138)		175,997
TOTAL LONG-TERM INVESTMENTS—97.1%
(Identified Cost $153,138)		175,997
TOTAL INVESTMENTS—97.1% (Identified Cost $153,138)		175,997
Other assets and liabilities, net—2.9%		5,312

NET ASSETS—100.0%		$181,309

Abbreviations:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

For information regarding the abbreviation, see the Key Investment Terms starting on page 5.

See Notes to Financial Statements

DUFF & PHELPS GLOBAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

Footnote Legend:

(1)	Non-income producing.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $5,075 or 2.8% of net assets.

(3)

Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

(4)	Amount is less than $500.

Country Weightings (Unaudited)†
United States	49%
Japan	10
United Kingdom	8
Hong Kong	7
Germany	6
Australia	4
Ireland	3
Other	13
Total	100%
† % of total investments as of September 30, 2018.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Equity Securities:
Common Stocks	$175,997	$175,997	$—	(1)*

Total Investments	$175,997	$175,997	$—	(1)*

(1)	Amount is less than $500.
*	Includes internally fair valued security.

There were no securities valued using significant observable inputs (Level 2) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

Management has determined that the amount of Level 3 securities compared to total net assets is de minimis; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended September 30, 2018.

See Notes to Financial Statements

DUFF & PHELPS INTERNATIONAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.3%

Australia—7.5%
Dexus Property Group	152,518	$1,164
GPT Group (The) – In Specie(1)(4)	588,920	—	(3)
National Storage REIT	785,514	948
Scentre Group	388,171	1,114

		3,226

Canada—6.5%
Allied Properties Real Estate Investment Trust	26,565	887
Boardwalk Real Estate Investment Trust	10,000	388
First Capital Realty, Inc.	34,205	516
RioCan Real Estate Investment Trust	54,150	1,035

		2,826

China—1.1%
GDS Holdings Ltd. ADR(1)	13,000	457

France—4.6%
Klepierre SA	28,331	1,004
Mercialys SA	60,300	972

		1,976

Germany—9.2%
ADO Properties SA(2)	11,822	708
TLG Immobilien AG	38,300	1,000
Vonovia SE	45,974	2,246

		3,954

Hong Kong—14.9%
Hysan Development Co., Ltd.	168,000	849
Link REIT	207,441	2,042
Swire Properties Ltd.	383,000	1,450
Wharf Real Estate Investment Co., Ltd.	321,000	2,071

		6,412

India—1.5%
Ascendas India Trust	831,100	663

Ireland—4.6%
Green REIT plc	571,542	1,002
Irish Residential Properties REIT plc	570,000	978

		1,980

Japan—20.7%
GLP J-REIT	1,001	974
Hulic Co., Ltd.	146,500	1,438
Invesco Office J-REIT, Inc.	6,700	956
Invincible Investment Corp.	3,572	1,493
Kenedix Office Investment Corp.	190	1,212
Kenedix Retail REIT Corp.	354	758
Mitsubishi Estate Co., Ltd.	78,000	1,326
Mitsui Fudosan Logistics Park, Inc.	266	747

		8,904

Mexico—1.8%
Prologis Property Mexico SA de CV	382,000	773

	SHARES	VALUE
Netherlands—4.1%
Unibail-Rodamco-Westfield	8,875	$1,785

Norway—2.5%
Entra ASA(2)	74,000	1,064

Singapore—1.4%
Mapletree Logistics Trust	680,100	612

Spain—2.0%
Inmobiliaria Colonial SA	84,800	881

Sweden—2.0%
Castellum AB	47,999	859

United Kingdom—13.9%
Derwent London plc	24,246	903
Empiric Student Property plc	428,850	538
Safestore Holdings plc	170,376	1,157
Segro plc	131,368	1,092
UNITE Group plc (The)	117,700	1,370
Workspace Group plc	72,100	923

		5,983
TOTAL COMMON STOCKS (Identified Cost $37,506)		42,355
TOTAL LONG-TERM INVESTMENTS—98.3%
(Identified Cost $37,506)		42,355
TOTAL INVESTMENTS—98.3% (Identified Cost $37,506)		42,355
Other assets and liabilities, net—1.7%		727

NET ASSETS—100.0%		$43,082

Abbreviation:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Non-income producing.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $1,772 or 4.1% of net assets.

(3)	Amount is less than $500.
(4)

Security valued at fair value as determined in good faith by or under the direction of the Directors. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

Country Weightings†
Japan	21%
Hong Kong	15
United Kingdom	14
Germany	9
Australia	8
Canada	7
Ireland	5
Other	21
Total	100%
† % of total investments as of September 30, 2018.

For information regarding the abbreviation, see the Key Investment Terms starting on page 5.

See Notes to Financial Statements

DUFF & PHELPS INTERNATIONAL REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices	Level 3 Significant Unobservable Inputs
Equity Securities:
Common Stocks	$42,355	$42,355	$—	(1)*

Total Investments	$42,355	$42,355	$—	(1)*

(1)	Amount is less than $500.
*	Includes internally fair valued security.

There were no securities valued using significant observable inputs (Level 2) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

Management has determined that the amount of Level 3 securities compared to total net assets is de minimis; therefore, the rollforward of Level 3 securities and assumptions are not shown for the period ended September 30, 2018.

See Notes to Financial Statements

HERZFELD FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
CLOSED END FUNDS(1)—92.1%

Equity Funds—40.2%
Adams Natural Resources Fund, Inc.	124,562	$2,483
AllianzGI NFJ Dividend Interest & Premium Strategy Fund(2)	130,306	1,707
Boulder Growth & Income Fund, Inc.(2)	312,623	3,504
Central Securities Corp.	153,635	4,532
Gabelli Healthcare & WellnessRx Trust (The)(2)	85,355	941
General American Investors Co., Inc.(2)	42,780	1,582
Kayne Anderson Midstream/Energy Fund, Inc.	101,001	1,293
Kayne Anderson MLP Investment Co.(2)	57,881	1,033
Salient Midstream & MLP Fund(2)	108,495	1,106
Tekla Healthcare Opportunities Fund	198,063	3,712
Tortoise Energy Infrastructure Corp.(2)	27,762	748
Tortoise Pipeline & Energy Fund, Inc.	70,661	1,222
Tortoise Power and Energy Infrastructure Fund, Inc.	61,259	1,169

		25,032

Fixed Income Funds—20.0%
Apollo Tactical Income Fund, Inc.	108,888	1,691
Eagle Point Credit Co., Inc.	143,936	2,576
Nuveen Credit Strategies Income Fund	163,343	1,302
Nuveen Floating Rate Income Opportunity Fund(2)	130,600	1,347
Oxford Lane Capital Corp.(2)	151,582	1,606
PGIM Short Duration High Yield Fund, Inc.	93,189	1,318
Western Asset/Claymore Inflation-Linked Opportunities & Income Fund	152,967	1,658
Western Asset/Claymore Inflation-Linked Securities & Income Fund(2)	87,458	985

		12,483

International Equity Funds—31.9%
Aberdeen Emerging Markets Equity Income Fund, Inc.	90,833	623
Aberdeen Global Dynamic Dividend Fund	96,056	994
Aberdeen Japan Equity Fund, Inc.	92,393	775
Aberdeen Total Dynamic Dividend Fund(2)	218,231	1,916
China Fund, Inc. (The)	11,037	216
India Fund, Inc. (The)	30,787	681
Japan Smaller Capitalization Fund, Inc.	90,167	998
Mexico Equity & Income Fund, Inc.	26,920	330
Morgan Stanley India Investment Fund, Inc.	50,000	1,171
New Germany Fund, Inc. (The)	71,309	1,298
NexPoint Strategic Opportunities Fund	242,759	5,438
Source Capital, Inc.	20,883	835
Taiwan Fund, Inc. (The)	84,216	1,607
Tekla World Healthcare Fund(2)	185,173	2,598
Templeton Dragon Fund, Inc.	19,655	392

		19,872
TOTAL CLOSED END FUNDS (Identified Cost $53,452)		57,387

PREFERRED STOCKS—3.4%

Financials—3.4%
Eagle Point Credit Co., Inc. 6.75%	34,138	871
Eagle Point Credit Co., Inc. Series A 7.75%(2)	10,332	262
Medallion Financial Corp. 9.00%	32,917	838
Oxford Lane Capital Corp. 7.50%(2)	4,318	109
TOTAL PREFERRED STOCKS (Identified Cost $2,020)		2,080

	SHARES	VALUE
EXCHANGE-TRADED FUND(1)—1.6%
iShares Floating Rate Bond Index Fund	20,000	$1,021
TOTAL EXCHANGE-TRADED FUND (Identified Cost $1,020)		1,021
TOTAL LONG-TERM INVESTMENTS—97.1%
(Identified Cost $56,492)		60,488

SHORT-TERM INVESTMENT—2.7%

Money Market Mutual Fund(1)—2.7%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)	1,687,071	1,687
TOTAL SHORT-TERM INVESTMENT (Identified Cost $1,687)		1,687

SECURITIES LENDING COLLATERAL(1)—2.7%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(3)	1,681,460	1,681
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $1,681)		1,681
TOTAL INVESTMENTS—102.5% (Identified Cost $59,860)		63,856
Other assets and liabilities, net—(2.5)%		(1,557)

NET ASSETS—100.0%		$62,299

Footnote Legend:

(1)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.
(2)	All or a portion of security is on loan.
(3)	Represents security purchased with cash collateral received for securities on loan.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Closed-End Funds	$57,387	$57,387
Equity Securities:
Preferred Stocks	2,080	2,080
Exchange-Traded Fund	1,021	1,021
Short-Term Investment	1,687	1,687
Securities Lending Collateral	1,681	1,681

Total Investments	$63,856	$63,856

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

See Notes to Financial Statements

HORIZON WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.7%

Consumer Discretionary—33.8%
Amazon.com, Inc.(1)	212	$425
AMC Networks, Inc. Class A(1)	6,393	424
American Eagle Outfitters, Inc.	17,254	428
AutoNation, Inc.(1)	9,293	386
Buckle, Inc. (The)(2)	17,264	398
Carnival Corp.	6,245	398
CBS Corp. Class B	7,194	413
Choice Hotels International, Inc.	4,985	415
Columbia Sportswear Co.	4,472	416
Comcast Corp. Class A	10,948	388
Dick’s Sporting Goods, Inc.	10,939	388
Dillard’s, Inc. Class A(2)	5,300	405
Discovery, Inc. Class C(1)	13,820	409
DISH Network Corp. Class A(1)	11,078	396
DSW, Inc. Class A	13,150	446
Expedia Group, Inc.	3,136	409
Gap, Inc. (The)	14,967	432
Garmin Ltd.	5,925	415
GCI Liberty, Inc. Class A(1)	8,186	417
Horton (D.R.), Inc.	9,509	401
Hyatt Hotels Corp. Class A	5,279	420
International Speedway Corp. Class A	9,211	403
L Brands, Inc.	14,243	432
Lands’ End, Inc.(1)	22,818	400
Las Vegas Sands Corp.	6,604	392
Lennar Corp. Class A	7,917	370
Liberty Braves Group Class C(1)	15,873	433
Liberty Broadband Corp. Class C(1)	4,936	416
Liberty Expedia Holdings, Inc. Class A(1)	8,769	413
Liberty Global plc Class C(1)	15,025	423
Liberty Latin America Ltd.(1)	19,797	408
Liberty Media Corp. Class C(1)	11,215	417
Liberty Sirius XM Group Class C(1)	8,678	377
Liberty TripAdvisor Holdings, Inc. Class A(1)	28,499	423
Lions Gate Entertainment Corp. Class B	19,113	445
Madison Square Garden Co. (The) Class A(1)	1,329	419
Marriott International, Inc. Class A	3,117	412
Marriott Vacations Worldwide Corp.	3,559	398
Mohawk Industries, Inc.(1)	2,167	380
MSG Networks, Inc. Class A(1)	16,601	428
Newell Brands, Inc.	18,757	381
News Corp. Class A	32,964	435
Nordstrom, Inc.	6,312	378
Penn National Gaming, Inc.(1)	12,412	409
Penske Automotive Group, Inc.	7,787	369
Qurate Retail Group, Inc.(1)	18,479	410
Ralph Lauren Corp.	3,076	423
Red Rock Resorts, Inc. Class A	14,279	381
Restaurant Brands International, Inc.	6,985	414
Sears Holdings Corp.(1)	334,485	324
Sears Hometown and Outlet Stores, Inc.(1)(2)	124,636	355
Tesla, Inc.(1)(2)	1,372	363
Under Armour, Inc. Class C(1)	22,918	446
Urban Outfitters, Inc.(1)	9,840	402
Viacom, Inc. Class B	13,459	454
Weight Watchers International, Inc.(1)	5,762	415
Wendy’s Co. (The)	23,250	399

		23,176

Consumer Staples—5.7%
Boston Beer Co., Inc. (The) Class A(1)	1,276	367
Brown-Forman Corp. Class B	8,246	417

	SHARES	VALUE

Consumer Staples—continued
Estee Lauder Cos., Inc. (The) Class A	2,895	$421
Hostess Brands, Inc.(1)	33,238	368
Lancaster Colony Corp.	2,534	378
Monster Beverage Corp.(1)	6,772	395
Nomad Foods Ltd.(1)	19,403	393
PriceSmart, Inc.	4,743	384
Spectrum Brands Holdings, Inc.	4,927	368
Tootsie Roll Industries, Inc.(2)	14,026	410

		3,901

Energy—5.9%
Cheniere Energy, Inc.(1)	6,249	434
Continental Resources, Inc.(1)	6,739	460
CVR Energy, Inc.	10,462	421
Exterran Corp.(1)	16,614	441
Hess Corp.	6,065	434
Par Pacific Holdings, Inc.(1)	20,044	409
RPC, Inc.	27,174	421
Transocean Ltd.(1)	34,928	487
W&T Offshore, Inc.(1)	58,644	565

		4,072

Financials—12.8%
American Financial Group, Inc.	3,611	401
Berkley (W.R.) Corp.	5,097	407
Berkshire Hathaway, Inc. Class B(1)	1,870	400
BOK Financial Corp.	3,933	383
Brown & Brown, Inc.	13,218	391
Charles Schwab Corp. (The)	8,048	396
Cohen & Steers, Inc.	9,647	392
Erie Indemnity Co. Class A	3,137	400
First Citizens BancShares, Inc. Class A	876	396
Franklin Resources, Inc.	12,714	387
Greenlight Capital Re Ltd. Class A(1)	32,501	403
Hilltop Holdings, Inc.	20,150	406
Jefferies Financial Group, Inc.	17,489	384
Loews Corp.	7,978	401
Mercury General Corp.	8,036	403
Morningstar, Inc.	3,076	387
National General Holdings Corp.	15,745	423
Ocwen Financial Corp.(1)	100,132	394
PJT Partners, Inc. Class A	7,657	401
Raymond James Financial, Inc.	4,434	408
Third Point Reinsurance Ltd.(1)	30,673	399
Virtu Financial, Inc. Class A	18,581	380

		8,742

Health Care—4.0%
AquaBounty Technologies, Inc.(1)(2)	155,124	498
Bruker Corp.	11,503	385
Danaher Corp.	3,822	415
Halozyme Therapeutics, Inc.(1)	24,252	441
Intrexon Corp.(1)(2)	28,990	499
NantKwest, Inc.(1)	138,999	514

		2,752

Industrials—12.2%
Air Lease Corp.	8,887	408
American Railcar Industries, Inc.	8,870	409
Cintas Corp.	1,905	377
Colfax Corp.(1)	11,412	411

See Notes to Financial Statements

HORIZON WEALTH MASTERS FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE

Industrials—continued
Covanta Holding Corp.	23,742	$386
FedEx Corp.	1,584	381
Fortive Corp.(2)	4,649	391
Heartland Express, Inc.	19,940	393
Herc Holdings, Inc.(1)	8,005	410
Hertz Global Holdings, Inc.(1)	21,684	354
Manitowoc Co., Inc. (The)(1)	17,284	415
MasTec, Inc.(1)	9,393	419
MSC Industrial Direct Co., Inc. Class A	4,651	410
Navistar International Corp.(1)	9,885	381
Rollins, Inc.	6,398	388
Seaspan Corp.(2)	44,760	373
Timken Co. (The)	8,306	414
W.W. Grainger, Inc.	1,154	412
Welbilt, Inc.(1)	18,675	390
Werner Enterprises, Inc.	11,049	391
XPO Logistics, Inc.(1)	3,617	413

		8,326

Information Technology—11.3%
Alphabet, Inc. Class C(1)	350	418
Amkor Technology, Inc.(1)	51,862	383
Anixter International, Inc.(1)	5,754	404
Conduent, Inc.(1)	17,615	397
eBay, Inc.(1)	11,827	391
EchoStar Corp. Class A(1)	8,439	391
Facebook, Inc. Class A(1)	2,520	414
IAC/InterActiveCorp(1)	1,882	408
Intuit, Inc.	1,795	408
National Instruments Corp.	8,417	407
Oracle Corp.	8,225	424
Paychex, Inc.	5,455	402
Pegasystems, Inc.	6,169	386
RealPage, Inc.(1)	6,475	427
salesforce.com, Inc.(1)	2,614	416
SS&C Technologies Holdings, Inc.	7,281	414
Syntel, Inc.(1)	9,879	405
TTEC Holdings, Inc.	16,767	434
Xerox Corp.	14,427	389

		7,718

Materials—5.3%
Freeport-McMoRan, Inc.	29,542	411
LyondellBasell Industries N.V. Class A	3,915	401
NewMarket Corp.	1,014	411
Novagold Resources, Inc.(1)(2)	110,026	408
Platform Specialty Products Corp.(1)	31,645	395
Scotts Miracle-Gro Co. (The)	5,126	404
Silgan Holdings, Inc.	14,384	400
TimkenSteel Corp.(1)	28,339	421
Westlake Chemical Corp.	4,718	392

		3,643

Real Estate—8.7%
Altisource Portfolio Solutions SA(1)	11,799	380
American Homes 4 Rent Class A	17,692	387
Colony Capital, Inc.	64,623	394
Equity LifeStyle Properties, Inc.	4,173	402
Equity Residential	5,920	392
Gaming and Leisure Properties, Inc.	11,559	407
Host Hotels & Resorts, Inc.	18,924	399
Howard Hughes Corp. (The)(1)	3,219	400

	SHARES	VALUE

Real Estate—continued
JBG SMITH Properties	11,021	$406
Marcus & Millichap, Inc.(1)	11,541	401
Seritage Growth Properties Class A(2)	8,102	385
Simon Property Group, Inc.	2,206	390
Taubman Centers, Inc.	6,570	393
Urban Edge Properties	18,199	402
Vornado Realty Trust	5,379	393

		5,931
TOTAL COMMON STOCKS (Identified Cost $48,146)		68,261
TOTAL LONG-TERM INVESTMENTS—99.7%
(Identified Cost $48,146)		68,261

SECURITIES LENDING COLLATERAL—6.9%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(3)(4)	4,721,767	4,722
TOTAL SECURITIES LENDING COLLATERAL (Identified Cost $4,722)		4,722
TOTAL INVESTMENTS—106.6% (Identified Cost $52,868)		72,983
Other assets and liabilities, net—(6.6)%		(4,513)

NET ASSETS—100.0%		$68,470

Footnote Legend:

(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Represents security purchased with cash collateral received for securities on loan.
(4)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$68,261	$68,261
Securities Lending Collateral	4,722	4,722

Total Investments	$72,983	$72,983

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

See Notes to Financial Statements

KAR EMERGING MARKETS SMALL-CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—86.4%

Consumer Discretionary—8.5%
Ace Hardware Indonesia Tbk PT (Indonesia)	5,573,000	$538
Fila Korea Ltd. (South Korea)	17,100	692
Goldlion Holdings Ltd. (Hong Kong)	1,025,284	427
Pico Far East Holdings Ltd. (Hong Kong)	1,516,780	597
Samyang Optics Co., Ltd. (South Korea)	38,200	553
Whirlpool SA (Brazil)	46,761	56

		2,863

Consumer Staples—10.8%
AVI Ltd. (South Africa)	73,660	554
Compania Cervecerias Unidas SA Sponsored ADR (Chile)	18,120	505
Heineken Malaysia Bhd (Malaysia)	133,500	649
Taisun International Holding Corp. (Taiwan)	193,074	841
Union de Cervecerias Peruanas Backus y Johnston SAA Class I (Peru)	85,200	580
Wawel SA (Poland)	2,246	489

		3,618

Financials—8.0%
CARE Ratings Ltd. (India)	38,400	629
Korea Ratings Corp. (South Korea)	4,450	209
Tisco Financial Group PCL Foreign Share (Thailand)	121,900	316
Vostok New Ventures Ltd. (Sweden)(1)	197,145	1,530

		2,684

Industrials—21.2%
104 Corp. (Taiwan)	140,000	768
Hsin Yung Chien Co., Ltd. (Taiwan)	163,000	501
Hy-Lok Corp. (South Korea)	12,635	270
Kerry TJ Logistics Co., Ltd. (Taiwan)	597,000	778
Lumax International Corp., Ltd. (Taiwan)	441,379	1,015
S-1 Corp. (South Korea)	10,800	890
Sarine Technologies Ltd. (Israel)	371,000	178
Sinmag Equipment Corp. (Taiwan)	126,513	574
Sporton International Inc. (Taiwan)	154,720	679
Taiwan Secom Co., Ltd. (Taiwan)	231,874	670
Voltronic Power Technology Corp. (Taiwan)	47,000	825

		7,148

Information Technology—28.6%
Addcn Technology Co., Ltd, (Taiwan)	123,000	1,128
Auto Trader Group plc (United Kingdom)	198,752	1,157
Autohome, Inc. ADR (China)	18,285	1,415
Baozun, Inc. Sponsored ADR (China)(1)	13,490	655
Cafe24 Corp. (South Korea)(1)	8,010	1,080
Douzone Bizon Co., Ltd. (South Korea)	12,460	686
Linx SA (Brazil)	131,200	529
Sea Ltd. ADR (Singapore)(1)	67,955	940
SINA Corp. (China)(1)	13,940	969
Wirtualna Polska Holding SA (Poland)	28,562	400
Yandex N.V. Class A (Russia)(1)	20,260	666

		9,625

Materials—7.5%
Corp. Moctezuma SAB de C.V. (Mexico)	164,300	685
Enaex SA (Chile)	7,708	107
SH Kelkar & Co., Ltd. (India)	263,492	742
Sniezka SA (Poland)	19,522	381
Transpaco Ltd. (South Africa)	86,660	130

	SHARES	VALUE

Materials—continued
Yung Chi Paint & Varnish Manufacturing Co., Ltd. (Taiwan)	178,000	$464

		2,509

Telecommunication Services—1.8%
Sarana Menara Nusantara Tbk PT (Indonesia)	18,344,000	601
TOTAL COMMON STOCKS (Identified Cost $28,175)		29,048
TOTAL LONG-TERM INVESTMENTS—86.4%
(Identified Cost $28,175)		29,048

SHORT-TERM INVESTMENT—13.7%

Money Market Mutual Fund—13.7%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(2)	4,618,346	4,618
TOTAL SHORT-TERM INVESTMENT (Identified Cost $4,618)		4,618
TOTAL INVESTMENTS—100.1% (Identified Cost $32,793)		33,666
Other assets and liabilities, net—(0.1)%		(20)

NET ASSETS—100.0%		$33,646

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
Taiwan	24%
United States	14
South Korea	13
China	9
Sweden	5
India	4
Poland	4
Other	27
Total	100%
† % of total investments as of September 30, 2018.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$29,048	$29,048
Short-Term Investment	4,618	4,618

Total Invest ments	$33,666	$33,666

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

For information regarding the abbreviation, see the Key Investment Terms starting on page 5.

See Notes to Financial Statements

KAR INTERNATIONAL SMALL-CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—88.5%

Consumer Discretionary—6.1%
Asante, Inc. (Japan)	296,000	$6,357
Ascential plc (United Kingdom)	3,340,689	18,201
Goldlion Holdings Ltd. (Hong Kong)	33,980,316	14,150
Pico Far East Holdings Ltd. (Hong Kong)	45,005,668	17,707

		56,415

Consumer Staples—4.9%
Heineken Malaysia Bhd (Malaysia)	3,193,300	15,525
Taisun International Holding Corp. (Taiwan)	2,316,626	10,091
Union de Cervecerias Peruanas Backus y Johnston SAA Class I (Peru)	634,583	4,321
Wawel SA (Poland)	71,182	15,484

		45,421

Energy—3.6%
Computer Modelling Group Ltd. (Canada)	1,409,700	9,222
Pason Systems, Inc. (Canada)	1,611,795	24,446

		33,668

Financials—11.2%
Euroz Ltd. (Australia)	5,509,017	5,018
Gruppo MutuiOnline SpA (Italy)	207,132	4,050
Korea Ratings Corp. (South Korea)	88,578	4,168
Mortgage Advice Bureau Holdings Ltd. (United Kingdom)	679,278	5,206
Numis Corp. plc (United Kingdom)	1,214,907	5,305
Sabre Insurance Group plc (United Kingdom)	10,638,700	36,746
Vostok New Ventures Ltd. (Sweden)(1)	5,650,849	43,872

		104,365

Health Care—5.2%
DVx, Inc. (Japan)	344,300	4,412
Haw Par Corp., Ltd. (Singapore)	3,425,919	33,857
WIN-Partners Co., Ltd. (Japan)	858,665	9,772

		48,041

Industrials—20.6%
104 Corp. (Taiwan)	248,000	1,360
AIT Corp. (Japan)	865,600	8,083
Asiakastieto Group Oyj (Finland)	556,164	18,081
Carel Industries SPA (Italy)(1)	868,500	9,944
Golden Friends Corp. (Taiwan)	4,257,000	7,947
Haitian International Holdings Ltd. (China)	6,541,000	14,555
Howden Joinery Group plc (United Kingdom)	3,738,400	22,848
Hy-Lok Corp. (South Korea)	594,695	12,733
JOST Werke AG (Germany)	612,888	23,020
Kerry TJ Logistics Co., Ltd. (Taiwan)	8,296,000	10,814
Lumax International Corp., Ltd. (Taiwan)	7,063,259	16,239
Sinmag Equipment Corp. (Taiwan)	1,122,020	5,090
SJR in Scandinavia AB Class B (Sweden)	1,337,049	7,462
WABCO Holdings, Inc. (United States)(1)	280,000	33,023

		191,199

Information Technology—31.9%
Addcn Technology Co., Ltd, (Taiwan)	1,703,000	15,617
Alten SA (France)	282,444	29,055
Auto Trader Group plc (United Kingdom)	7,829,445	45,575
Autohome, Inc. ADR (China)	397,270	30,753
Bouvet ASA (Norway)	474,245	14,568

	SHARES	VALUE

Information Technology—continued
Douzone Bizon Co., Ltd. (South Korea)	140,519	$7,740
e-Credible Co., Ltd. (South Korea)	381,716	5,196
Money Forward, Inc. (Japan)(1)	343,500	15,267
REA Group Ltd. (Australia)	116,010	7,206
Rightmove plc (United Kingdom)	7,065,200	43,374
Scout24 AG (Germany)	855,141	39,873
SINA Corp. (China)(1)	416,425	28,933
Webstep AS (Norway)	3,831,491	13,982

		297,139

Materials—5.0%
Corp. Moctezuma SAB de C.V. (Mexico)	4,704,896	19,610
SH Kelkar & Co., Ltd. (India)	2,547,208	7,175
Sniezka SA (Poland)	796,322	15,552
Transpaco Ltd. (South Africa)	2,641,410	3,960

		46,297
TOTAL COMMON STOCKS (Identified Cost $801,155)		822,545
TOTAL LONG-TERM INVESTMENTS—88.5%
(Identified Cost $801,155)		822,545

SHORT-TERM INVESTMENT—9.6%

Money Market Mutual Fund—9.6%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(2)	89,652,864	89,653
TOTAL SHORT-TERM INVESTMENT (Identified Cost $89,653)		89,653
TOTAL INVESTMENTS—98.1% (Identified Cost $890,808)		912,198
Other assets and liabilities, net—1.9%		17,399

NET ASSETS—100.0%		$929,597

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United Kingdom	19%
United States	13
China	8
Taiwan	7
Germany	7
Sweden	6
Japan	5
Other	35
Total	100%
† % of total investments as of September 30, 2018.

For information regarding the abbreviation, see the Key Investment Terms starting on page 5.

See Notes to Financial Statements

KAR INTERNATIONAL SMALL-CAP FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$822,545	$822,545
Short-Term Investment	89,653	89,653

Total Investments	$912,198	$912,198

There were no securities valued using significant observable inputs (Level 2) or using significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

See Notes to Financial Statements

RAMPART ALTERNATIVES DIVERSIFIER FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
AFFILIATED MUTUAL FUNDS(2)—49.0%

Equity Funds—39.9%
Virtus Duff & Phelps Global Infrastructure Fund – Class R6	412,097	$5,955
Virtus Duff & Phelps Global Real Estate Securities Fund – Class I	122,340	3,710
Virtus Duff & Phelps International Real Estate Securities Fund – Class I	539,551	3,993
Virtus Duff & Phelps Real Estate Securities Fund – Class I	93,895	2,508

		16,166

Fixed Income Fund—9.1%
Virtus Newfleet Senior Floating Rate Fund – Class I	389,892	3,665
TOTAL AFFILIATED MUTUAL FUNDS (Identified Cost $13,838)		19,831

EXCHANGE-TRADED FUNDS(2)—47.3%
Invesco DB Commodity Index Tracking Fund(1)	332,910	5,982
Invesco DB G10 Currency Harvest Fund(1)	138,715	3,336
iShares S&P North American Natural Resources Sector Index Fund	192,457	6,899
VanEck Vectors Agribusiness Index Fund	25,534	1,678
VanEck Vectors Coal Index Fund	82,962	1,283
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $15,691)		19,178
TOTAL LONG-TERM INVESTMENTS—96.3%
(Identified Cost $29,529)		39,009

SHORT-TERM INVESTMENT—0.3%

Money Market Mutual Fund(2)—0.3%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)	127,818	128
TOTAL SHORT-TERM INVESTMENT (Identified Cost $128)		128
TOTAL INVESTMENTS—96.6% (Identified Cost $29,657)		39,137
Other assets and liabilities, net—3.4%		1,384

NET ASSETS—100.0%		$40,521

Footnote Legend:

(1)	Non-income producing.
(2)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at, September 30, 2018	Level 1 Quoted Prices
Affiliated Mutual Funds	$19,831	$19,831
Exchange-Traded Funds	19,178	19,178
Short-Term Investment	128	128

Total Investments	$39,137	$39,137

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

See Notes to Financial Statements

RAMPART EQUITY TREND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.0%

Consumer Discretionary—18.2%
Amazon.com, Inc.(1)	2,714	$5,436
Aptiv plc	60,662	5,089
Best Buy Co., Inc.	91,998	7,301
Booking Holdings, Inc.(1)	324	643
BorgWarner, Inc.	45,249	1,936
Carnival Corp.	25,609	1,633
Chipotle Mexican Grill, Inc.(1)	701	319
Darden Restaurants, Inc.	3,550	395
Expedia Group, Inc.	815	106
Garmin Ltd.	107,417	7,524
Hilton Worldwide Holdings, Inc.	17,624	1,424
Home Depot, Inc. (The)	26,304	5,449
Horton (D.R.), Inc.	68,374	2,884
Kohl’s Corp.	38,616	2,879
Lennar Corp. Class A	54,469	2,543
Lowe’s Cos., Inc.	18,743	2,152
Macy’s, Inc.	70,322	2,442
Marriott International, Inc. Class A	18,723	2,472
McDonald’s Corp.	22,519	3,767
MGM Resorts International	135,387	3,779
Netflix, Inc.(1)	2,929	1,096
NIKE, Inc. Class B	89,044	7,544
Nordstrom, Inc.	26,961	1,612
Norwegian Cruise Line Holdings Ltd.(1)	13,040	749
PulteGroup, Inc.	52,294	1,295
Royal Caribbean Cruises Ltd.	10,686	1,388
Starbucks Corp.	39,578	2,250
TripAdvisor, Inc.(1)	722	37
Wynn Resorts Ltd.	22,884	2,908
Yum! Brands, Inc.	9,270	843

		79,895

Consumer Staples—6.5%
Brown-Forman Corp. Class B	39,402	1,992
Constellation Brands, Inc. Class A	25,273	5,449
Costco Wholesale Corp.	13,325	3,130
Kroger Co. (The)	232,313	6,763
Sysco Corp.	97,826	7,166
Walmart, Inc.	43,953	4,127

		28,627

Energy—1.6%
Andeavor	5,952	914
HollyFrontier Corp.	7,471	522
Marathon Petroleum Corp.	19,548	1,563
Phillips 66	17,762	2,002
Valero Energy Corp.	18,238	2,075

		7,076

Financials—12.9%
Affiliated Managers Group, Inc.	1,637	224
Allstate Corp. (The)	12,894	1,273
American Express Co.	30,106	3,206
Ameriprise Financial, Inc.	4,359	644
AON plc	16,109	2,477
Bank of America Corp.	57,308	1,688
Bank of New York Mellon Corp. (The)	30,466	1,553
BB&T Corp.	17,799	864
Berkshire Hathaway, Inc. Class B(1)	34,464	7,379
BlackRock, Inc.	3,717	1,752

	SHARES	VALUE

Financials—continued
Capital One Financial Corp.	20,508	$1,947
Charles Schwab Corp. (The)	36,820	1,810
Chubb Ltd.	17,088	2,284
Cincinnati Financial Corp.	5,480	421
Citigroup, Inc.	15,497	1,112
Citizens Financial Group, Inc.	11,064	427
Comerica, Inc.	3,925	354
Discover Financial Services	14,712	1,125
E*TRADE Financial Corp.(1)	8,092	424
Fifth Third Bancorp	15,647	437
Franklin Resources, Inc.	9,608	292
Gallagher (Arthur J.) & Co.	12,008	894
Goldman Sachs Group, Inc. (The)	10,772	2,415
Huntington Bancshares, Inc.	25,222	376
Invesco Ltd.	12,381	283
Jefferies Financial Group, Inc.	5,428	119
JPMorgan Chase & Co.	20,693	2,335
KeyCorp	24,232	482
M&T Bank Corp.	3,315	545
Marsh & McLennan Cos., Inc.	33,428	2,765
Morgan Stanley	41,798	1,946
Northern Trust Corp.	6,375	651
People’s United Financial, Inc.	7,940	136
PNC Financial Services Group, Inc. (The)	10,717	1,459
Progressive Corp. (The)	21,365	1,518
Raymond James Financial, Inc.	3,980	366
Regions Financial Corp.	25,636	470
State Street Corp.	11,015	923
SunTrust Banks, Inc.	10,610	709
SVB Financial Group(1)	1,209	376
Synchrony Financial	29,911	930
T. Rowe Price Group, Inc.	7,299	797
Travelers Cos., Inc. (The)	9,914	1,286
U.S. Bancorp	9,483	501
Wells Fargo & Co.	26,654	1,401
Willis Towers Watson plc	8,686	1,224
Zions Bancorp NA	4,499	226

		56,826

Health Care—8.4%
Aetna, Inc.	4,669	947
Agilent Technologies, Inc.	10,163	717
Align Technology, Inc.(1)	10,667	4,173
Anthem, Inc.	3,643	998
Centene Corp.(1)	2,928	424
Cerner Corp.(1)	112,427	7,242
Cigna Corp.	3,472	723
Cooper Cos., Inc. (The)	7,249	2,009
DENTSPLY SIRONA, Inc.	33,633	1,269
HCA Healthcare, Inc.	41,893	5,828
Humana, Inc.	1,965	665
Illumina, Inc.(1)	4,669	1,714
IQVIA Holdings, Inc.(1)	5,141	667
Mettler-Toledo International, Inc.(1)	807	492
PerkinElmer, Inc.	3,514	342
Thermo Fisher Scientific, Inc.	12,779	3,119
UnitedHealth Group, Inc.	13,718	3,650
Universal Health Services, Inc. Class B	13,065	1,670
Waters Corp.(1)	2,488	484

		37,133

See Notes to Financial Statements

RAMPART EQUITY TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
Industrials—16.7%
Arconic, Inc.	4,846	$107
Boeing Co. (The)	6,247	2,323
Caterpillar, Inc.	33,910	5,171
Cintas Corp.	20,124	3,981
Copart, Inc.(1)	47,045	2,424
CSX Corp.	26,394	1,954
Cummins, Inc.	8,784	1,283
Deere & Co.	50,900	7,652
Dover Corp.	5,987	530
Fastenal Co.	43,985	2,552
Flowserve Corp.	5,065	277
Fortive Corp.	11,874	1,000
General Dynamics Corp.	3,151	645
Harris Corp.	1,354	229
Hunt (JB) Transport Services, Inc.	60,616	7,210
Huntington Ingalls Industries, Inc.	507	130
Illinois Tool Works, Inc.	11,803	1,666
Ingersoll-Rand plc	9,599	982
Kansas City Southern	3,094	350
L3 Technologies, Inc.	896	191
Lockheed Martin Corp.	2,834	980
Norfolk Southern Corp.	8,519	1,538
Northrop Grumman Corp.	1,989	631
PACCAR, Inc.	19,953	1,361
Parker-Hannifin Corp.	5,147	947
Pentair plc	6,284	272
Raytheon Co.	3,277	677
Republic Services, Inc.	28,239	2,052
Robert Half International, Inc.	93,622	6,589
Rockwell Collins, Inc.	1,874	263
Snap-on, Inc.	2,191	402
Stanley Black & Decker, Inc.	5,974	875
Stericycle, Inc.(1)	10,838	636
Textron, Inc.	2,921	209
TransDigm Group, Inc.(1)	557	207
Union Pacific Corp.	23,385	3,808
United Rentals, Inc.(1)	12,784	2,091
United Technologies Corp.	8,489	1,187
W.W. Grainger, Inc.	7,795	2,786
Waste Management, Inc.	50,376	4,552
Xylem, Inc.	6,965	556

		73,276

Information Technology—18.4%
Activision Blizzard, Inc.	53,084	4,416
Adobe Systems, Inc.(1)	9,397	2,537
Advanced Micro Devices, Inc.(1)	6,846	212
Akamai Technologies, Inc.(1)	1,005	74
Alliance Data Systems Corp.	435	103
Alphabet, Inc. Class A(1)	1,760	2,124
Alphabet, Inc. Class C(1)	1,789	2,135
Amphenol Corp. Class A	39,164	3,682
Analog Devices, Inc.	3,082	285
ANSYS, Inc.(1)	1,604	299
Apple, Inc.	28,826	6,507
Arista Networks, Inc.(1)	1,240	330
Autodesk, Inc.(1)	4,181	653
Automatic Data Processing, Inc.	3,975	599
Broadcom, Inc.	3,335	823
Broadridge Financial Solutions, Inc.	1,064	140
CA, Inc.	2,157	95
Cadence Design Systems, Inc.(1)	5,379	244
Cisco Systems, Inc.	122,417	5,956

	SHARES	VALUE

Information Technology—continued
Citrix Systems, Inc.(1)	2,457	$273
Corning, Inc.	107,884	3,808
eBay, Inc.(1)	5,447	180
Electronic Arts, Inc.(1)	21,398	2,578
F5 Networks, Inc.(1)	1,591	317
Facebook, Inc. Class A(1)	14,132	2,324
Fidelity National Information Services, Inc.	2,988	326
Fiserv, Inc.(1)	3,695	304
FleetCor Technologies, Inc.(1)	809	184
FLIR Systems, Inc.	116,662	7,171
Global Payments, Inc.	1,440	183
Hewlett Packard Enterprise Co.	8,954	146
HP, Inc.	9,625	248
Intel Corp.	38,714	1,831
Intuit, Inc.	4,652	1,058
IPG Photonics Corp.(1)	7,110	1,110
Juniper Networks, Inc.	9,089	272
Mastercard, Inc. Class A	8,274	1,842
Microchip Technology, Inc.	1,953	154
Micron Technology, Inc.(1)	9,635	436
Microsoft Corp.	53,038	6,066
Motorola Solutions, Inc.	4,221	549
NetApp, Inc.	1,571	135
NVIDIA Corp.	5,043	1,417
Oracle Corp.	20,572	1,061
Paychex, Inc.	2,886	213
PayPal Holdings, Inc.(1)	10,073	885
Qorvo, Inc.(1)	1,051	81
QUALCOMM, Inc.	12,317	887
Red Hat, Inc.(1)	1,227	167
salesforce.com, Inc.(1)	13,460	2,141
Seagate Technology plc	1,684	80
Skyworks Solutions, Inc.	1,513	137
Symantec Corp.	4,290	91
Synopsys, Inc.(1)	2,843	280
Take-Two Interactive Software, Inc.(1)	7,977	1,101
TE Connectivity Ltd.	66,228	5,823
Texas Instruments, Inc.	8,133	873
Total System Services, Inc.	1,497	148
Twitter, Inc.(1)	3,858	110
VeriSign, Inc.(1)	566	91
Visa, Inc. Class A	16,120	2,419
Western Digital Corp.	1,755	103
Western Union Co. (The)	4,157	79
Xerox Corp.	1,255	34
Xilinx, Inc.	2,105	169

		81,099

Materials—8.1%
Air Products & Chemicals, Inc.	19,588	3,272
Albemarle Corp.	6,486	647
DowDuPont, Inc.	96,183	6,185
Eastman Chemical Co.	5,916	566
Ecolab, Inc.	15,205	2,384
International Flavors & Fragrances, Inc.	4,622	643
LyondellBasell Industries N.V. Class A	64,899	6,653
Nucor Corp.	117,110	7,431
PPG Industries, Inc.	14,599	1,593
Praxair, Inc.	25,680	4,128
Sherwin-Williams Co. (The)	4,820	2,194

		35,696

See Notes to Financial Statements

RAMPART EQUITY TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
Real Estate—4.8%
American Tower Corp.	11,920	$1,732
CBRE Group, Inc. Class A(1)	149,957	6,613
Crown Castle International Corp.	11,196	1,247
Digital Realty Trust, Inc.	5,558	625
Duke Realty Corp.	49,825	1,414
Equinix, Inc.	2,144	928
Extra Space Storage, Inc.	3,404	295
Iron Mountain, Inc.	7,596	262
Prologis, Inc.	87,822	5,954
Public Storage	4,044	815
SBA Communications, Corp.(1)	3,108	499
Weyerhaeuser Co.	20,431	659

		21,043

Telecommunication Services—1.7%
CenturyLink, Inc.	342,690	7,265

Utilities—1.7%
AES Corp.	248,397	3,477
NRG Energy, Inc.	112,347	4,202

		7,679
TOTAL COMMON STOCKS (Identified Cost $326,278)		435,615
TOTAL LONG-TERM INVESTMENTS—99.0%
(Identified Cost $326,278)		435,615
TOTAL INVESTMENTS—99.0% (Identified Cost $326,278)		435,615
Other assets and liabilities, net—1.0%		4,446

NET ASSETS—100.0%		$440,061

Footnote Legend:

(1)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Schedules of Investments):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$435,615	$435,615

Total Investments	$435,615	$435,615

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

For information regarding the abbreviation, see the Key Investment Terms starting on page 5.

See Notes to Financial Statements

RAMPART MULTI-ASSET TREND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—35.6%

Consumer Discretionary—6.5%
Amazon.com, Inc.(1)	155	$310
Aptiv plc	3,456	290
Best Buy Co., Inc.	5,241	416
Booking Holdings, Inc.(1)	19	38
BorgWarner, Inc.	2,577	110
Carnival Corp.	1,459	93
Chipotle Mexican Grill, Inc.(1)	40	18
Darden Restaurants, Inc.	202	22
Expedia Group, Inc.	46	6
Garmin Ltd.	6,120	429
Hilton Worldwide Holdings, Inc.	1,004	81
Home Depot, Inc. (The)	1,498	310
Horton (D.R.), Inc.	3,896	164
Kohl’s Corp.	2,200	164
Lennar Corp. Class A	3,103	145
Lowe’s Cos., Inc.	1,068	123
Macy’s, Inc.	4,006	139
Marriott International, Inc. Class A	1,066	141
McDonald’s Corp.	1,283	215
MGM Resorts International	7,713	215
Netflix, Inc.(1)	167	62
NIKE, Inc. Class B	5,073	430
Nordstrom, Inc.	1,536	92
Norwegian Cruise Line Holdings Ltd.(1)	743	43
PulteGroup, Inc.	2,979	74
Royal Caribbean Cruises Ltd.	608	79
Starbucks Corp.	2,254	128
TripAdvisor, Inc.(1)	41	2
Wynn Resorts Ltd.	1,303	166
Yum! Brands, Inc.	528	48

		4,553

Consumer Staples—2.4%
Brown-Forman Corp. Class B	2,245	114
Constellation Brands, Inc. Class A	1,439	311
Costco Wholesale Corp.	759	178
Kroger Co. (The)	13,235	385
Sysco Corp.	5,573	408
Walmart, Inc.	2,504	235

		1,631

Energy—0.6%
Andeavor	336	52
HollyFrontier Corp.	425	30
Marathon Petroleum Corp.	1,113	89
Phillips 66	1,012	114
Valero Energy Corp.	1,039	118

		403

Financials—4.7%
Affiliated Managers Group, Inc.	94	13
Allstate Corp. (The)	734	72
American Express Co.	1,715	183
Ameriprise Financial, Inc.	248	37
AON plc	918	141
Bank of America Corp.	3,265	96
Bank of New York Mellon Corp. (The)	1,736	89
BB&T Corp.	1,014	49
Berkshire Hathaway, Inc. Class B(1)	1,963	420
BlackRock, Inc.	212	100

	SHARES	VALUE

Financials—continued
Capital One Financial Corp.	1,169	$111
Charles Schwab Corp. (The)	2,098	103
Chubb Ltd.	974	130
Cincinnati Financial Corp.	312	24
Citigroup, Inc.	883	63
Citizens Financial Group, Inc.	630	24
Comerica, Inc.	223	20
Discover Financial Services	838	64
E*TRADE Financial Corp.(1)	461	24
Fifth Third Bancorp	891	25
Franklin Resources, Inc.	547	17
Gallagher (Arthur J.) & Co.	684	51
Goldman Sachs Group, Inc. (The)	613	138
Huntington Bancshares, Inc.	1,437	21
Invesco Ltd.	706	16
Jefferies Financial Group, Inc.	309	7
JPMorgan Chase & Co.	1,178	133
KeyCorp	1,380	27
M&T Bank Corp.	189	31
Marsh & McLennan Cos., Inc.	1,904	158
Morgan Stanley	2,381	111
Northern Trust Corp.	363	37
People’s United Financial, Inc.	453	8
PNC Financial Services Group, Inc. (The)	610	83
Progressive Corp. (The)	1,217	86
Raymond James Financial, Inc.	226	21
Regions Financial Corp.	1,461	27
State Street Corp.	627	53
SunTrust Banks, Inc.	604	40
SVB Financial Group(1)	69	21
Synchrony Financial	1,704	53
T. Rowe Price Group, Inc.	415	45
Travelers Cos., Inc. (The)	565	73
U.S. Bancorp	540	29
Wells Fargo & Co.	1,518	80
Willis Towers Watson plc	495	70
Zions Bancorp NA	256	13

		3,237

Health Care—3.0%
Aetna, Inc.	266	54
Agilent Technologies, Inc.	579	41
Align Technology, Inc.(1)	607	237
Anthem, Inc.	208	57
Centene Corp.(1)	166	24
Cerner Corp.(1)	6,405	413
Cigna Corp.	198	41
Cooper Cos., Inc. (The)	413	114
DENTSPLY SIRONA, Inc.	1,916	72
HCA Healthcare, Inc.	2,386	332
Humana, Inc.	112	38
Illumina, Inc.(1)	266	98
IQVIA Holdings, Inc.(1)	292	38
Mettler-Toledo International, Inc.(1)	46	28
PerkinElmer, Inc.	200	19
Thermo Fisher Scientific, Inc.	728	178
UnitedHealth Group, Inc.	782	208
Universal Health Services, Inc. Class B	744	95
Waters Corp.(1)	142	28

		2,115

See Notes to Financial Statements

RAMPART MULTI-ASSET TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
Industrials—6.0%
Arconic, Inc.	276	$6
Boeing Co. (The)	356	132
Caterpillar, Inc.	1,932	295
Cintas Corp.	1,147	227
Copart, Inc.(1)	2,680	138
CSX Corp.	1,503	111
Cummins, Inc.	500	73
Deere & Co.	2,899	436
Dover Corp.	342	30
Fastenal Co.	2,506	145
Flowserve Corp.	288	16
Fortive Corp.	676	57
General Dynamics Corp.	179	37
Harris Corp.	77	13
Hunt (JB) Transport Services, Inc.	3,454	411
Huntington Ingalls Industries, Inc.	29	7
Illinois Tool Works, Inc.	672	95
Ingersoll-Rand plc	546	56
Kansas City Southern	176	20
L3 Technologies, Inc.	51	11
Lockheed Martin Corp.	161	56
Norfolk Southern Corp.	485	88
Northrop Grumman Corp.	113	36
PACCAR, Inc.	1,137	77
Parker-Hannifin Corp.	293	54
Pentair plc	358	15
Raytheon Co.	187	39
Republic Services, Inc.	1,609	117
Robert Half International, Inc.	5,334	375
Rockwell Collins, Inc.	106	15
Snap-on, Inc.	125	23
Stanley Black & Decker, Inc.	341	50
Stericycle, Inc.(1)	617	36
Textron, Inc.	166	12
TransDigm Group, Inc.(1)	32	12
Union Pacific Corp.	1,332	217
United Rentals, Inc.(1)	729	119
United Technologies Corp.	483	67
W.W. Grainger, Inc.	444	159
Waste Management, Inc.	2,870	259
Xylem, Inc.	397	32

		4,174

Information Technology—6.6%
Activision Blizzard, Inc.	3,024	252
Adobe Systems, Inc.(1)	536	145
Advanced Micro Devices, Inc.(1)	390	12
Akamai Technologies, Inc.(1)	57	4
Alliance Data Systems Corp.	25	6
Alphabet, Inc. Class A(1)	100	121
Alphabet, Inc. Class C(1)	102	122
Amphenol Corp. Class A	2,231	210
Analog Devices, Inc.	175	16
ANSYS, Inc.(1)	92	17
Apple, Inc.	1,642	371
Arista Networks, Inc.(1)	71	19
Autodesk, Inc.(1)	238	37
Automatic Data Processing, Inc.	226	34
Broadcom, Inc.	190	47
Broadridge Financial Solutions, Inc.	61	8
CA, Inc.	123	5
Cadence Design Systems, Inc.(1)	306	14
Cisco Systems, Inc.	6,974	339

	SHARES	VALUE

Information Technology—continued
Citrix Systems, Inc.(1)	140	$16
Corning, Inc.	6,146	217
eBay, Inc.(1)	310	10
Electronic Arts, Inc.(1)	1,219	147
F5 Networks, Inc.(1)	91	18
Facebook, Inc. Class A(1)	805	132
Fidelity National Information Services, Inc.	170	19
Fiserv, Inc.(1)	211	17
FleetCor Technologies, Inc.(1)	46	10
FLIR Systems, Inc.	6,646	409
Global Payments, Inc.	82	10
Hewlett Packard Enterprise Co.	510	8
HP, Inc.	548	14
Intel Corp.	2,205	104
Intuit, Inc.	265	60
IPG Photonics Corp.(1)	405	63
Juniper Networks, Inc.	518	15
Mastercard, Inc. Class A	472	105
Microchip Technology, Inc.	111	9
Micron Technology, Inc.(1)	549	25
Microsoft Corp.	3,021	345
Motorola Solutions, Inc.	240	31
NetApp, Inc.	90	8
NVIDIA Corp.	287	81
Oracle Corp.	1,172	60
Paychex, Inc.	164	12
PayPal Holdings, Inc.(1)	574	50
Qorvo, Inc.(1)	60	5
QUALCOMM, Inc.	702	51
Red Hat, Inc.(1)	70	10
salesforce.com, Inc.(1)	767	122
Seagate Technology plc	96	5
Skyworks Solutions, Inc.	87	8
Symantec Corp.	244	5
Synopsys, Inc.(1)	162	16
Take-Two Interactive Software, Inc.(1)	455	63
TE Connectivity Ltd.	3,773	332
Texas Instruments, Inc.	464	50
Total System Services, Inc.	86	8
Twitter, Inc.(1)	220	6
VeriSign, Inc.(1)	32	5
Visa, Inc. Class A	919	138
Western Digital Corp.	100	6
Western Union Co. (The)	237	4
Xerox Corp.	72	2
Xilinx, Inc.	120	10

		4,620

Materials—2.9%
Air Products & Chemicals, Inc.	1,115	186
Albemarle Corp.	369	37
DowDuPont, Inc.	5,480	353
Eastman Chemical Co.	337	32
Ecolab, Inc.	866	136
International Flavors & Fragrances, Inc.	263	37
LyondellBasell Industries N.V. Class A	3,698	379
Nucor Corp.	6,672	423
PPG Industries, Inc.	832	91
Praxair, Inc.	1,463	235
Sherwin-Williams Co. (The)	275	125

		2,034

See Notes to Financial Statements

RAMPART MULTI-ASSET TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
Real Estate—1.7%
American Tower Corp.	679	$99
CBRE Group, Inc. Class A(1)	8,543	377
Crown Castle International Corp.	638	71
Digital Realty Trust, Inc.	317	36
Duke Realty Corp.	2,838	80
Equinix, Inc.	122	53
Extra Space Storage, Inc.	194	17
Iron Mountain, Inc.	433	15
Prologis, Inc.	5,003	339
Public Storage	230	46
SBA Communications, Corp.(1)	177	28
Weyerhaeuser Co.	1,164	38

		1,199

Telecommunication Services—0.6%
CenturyLink, Inc.	19,522	414

Utilities—0.6%
AES Corp.	14,151	198
NRG Energy, Inc.	6,400	239

		437
TOTAL COMMON STOCKS (Identified Cost $18,589)		24,817

EXCHANGE-TRADED FUNDS(2)—46.3%
Invesco DB Commodity Index Tracking Fund(1)	135,516	2,435
Invesco DB US Dollar Index Bullish Fund(1)	93,497	2,362
iShares 1-3 Year Treasury Bond Index Fund	152,607	12,680
iShares 20+ Year Treasury Bond Index Fund	35,038	4,109
iShares Dow Jones U.S. Real Estate Index Fund	28,314	2,266
iShares MSCI Japan Index Fund	34,186	2,059
iShares MSCI Taiwan Capped Index Fund	55,879	2,106
iShares TIPS Bond Index Fund	37,821	4,184
TOTAL EXCHANGE-TRADED FUNDS (Identified Cost $32,153)		32,201
TOTAL LONG-TERM INVESTMENTS—81.9%
(Identified Cost $50,742)		57,018

SHORT-TERM INVESTMENT—18.1%

Money Market Mutual Fund(2)—18.1%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)	12,633,617	12,634
TOTAL SHORT-TERM INVESTMENT (Identified Cost $12,634)		12,634
TOTAL INVESTMENTS—100.0% (Identified Cost $63,376)		69,652
Other assets and liabilities, net—0.0%		8

NET ASSETS—100.0%		$69,660

Abbreviation:

TIPS	U.S. Treasury Inflation-Protected Securities

Footnote Legend:

(1)	Non-income producing.
(2)	Shares of these funds are publicly offered and the prospectus and annual reports of each are publicly available.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$24,817	$24,817
Exchange-Traded Funds	32,201	32,201
Short-Term Investment	12,634	12,634

Total Investments	$69,652	$69,652

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

For information regarding the abbreviation, see the Key Investment Terms starting on page 5.

See Notes to Financial Statements

RAMPART SECTOR TREND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—99.2%

Consumer Discretionary—20.1%
Advance Auto Parts, Inc.	1,120	$189
Amazon.com, Inc.(1)	6,084	12,186
Aptiv plc	4,025	338
AutoZone, Inc.(1)	415	322
Best Buy Co., Inc.	3,850	306
Booking Holdings, Inc.(1)	738	1,464
BorgWarner, Inc.	2,996	128
CarMax, Inc.(1)	2,738	204
Carnival Corp.	6,147	392
CBS Corp. Class B	5,226	300
Charter Communications, Inc. Class A(1)	2,816	918
Chipotle Mexican Grill, Inc.(1)	373	170
Comcast Corp. Class A	70,170	2,485
Darden Restaurants, Inc.	1,870	208
Discovery, Inc. Class A(1)	2,353	75
Discovery, Inc. Class C(1)	5,147	152
DISH Network Corp. Class A(1)	3,449	123
Dollar General Corp.	3,904	427
Dollar Tree, Inc.(1)	3,588	293
Expedia Group, Inc.	1,853	242
Foot Locker, Inc.	1,835	94
Ford Motor Co.	59,076	546
Gap, Inc. (The)	3,296	95
Garmin Ltd.	1,676	117
General Motors Co.	19,116	644
Genuine Parts Co.	2,221	221
Goodyear Tire & Rubber Co. (The)	3,636	85
H&R Block, Inc.	3,162	81
Hanesbrands, Inc.	5,452	101
Harley-Davidson, Inc.	2,548	115
Hasbro, Inc.	1,711	180
Hilton Worldwide Holdings, Inc.	4,286	346
Home Depot, Inc. (The)	17,678	3,662
Horton (D.R.), Inc.	5,179	218
Interpublic Group of Cos., Inc. (The)	5,817	133
Kohl’s Corp.	2,544	190
L Brands, Inc.	3,716	113
Leggett & Platt, Inc.	2,003	88
Lennar Corp. Class A	4,134	193
LKQ Corp.(1)	4,684	148
Lowe’s Cos., Inc.	12,565	1,443
Macy’s, Inc.	4,612	160
Marriott International, Inc. Class A	4,545	600
Mattel, Inc.(1)	5,204	82
McDonald’s Corp.	12,068	2,019
MGM Resorts International	7,715	215
Michael Kors Holdings Ltd.(1)	2,303	158
Mohawk Industries, Inc.(1)	958	168
Netflix, Inc.(1)	6,570	2,458
Newell Brands, Inc.	7,343	149
News Corp. Class A	5,796	76
News Corp. Class B	1,842	25
NIKE, Inc. Class B	19,649	1,665
Nordstrom, Inc.	1,771	106
Norwegian Cruise Line Holdings Ltd.(1)	3,121	179
O’Reilly Automotive, Inc.(1)	1,268	440
Omnicom Group, Inc.	3,487	237
PulteGroup, Inc.	3,986	99
PVH Corp.	1,165	168
Ralph Lauren Corp.	839	115
Ross Stores, Inc.	5,785	573
Royal Caribbean Cruises Ltd.	2,589	336

	SHARES	VALUE

Consumer Discretionary—continued
Starbucks Corp.	21,275	$1,209
Tapestry, Inc.	4,312	217
Target Corp.	8,228	726
Tiffany & Co.	1,544	199
TJX Cos., Inc. (The)	9,571	1,072
Tractor Supply Co.	1,893	172
TripAdvisor, Inc.(1)	1,644	84
Twenty-First Century Fox, Inc. Class A	15,958	739
Twenty-First Century Fox, Inc. Class B	6,648	305
Ulta Beauty, Inc.(1)	878	248
Under Armour, Inc. Class A(1)	2,804	60
Under Armour, Inc. Class C(1)	2,788	54
VF Corp.	4,984	466
Viacom, Inc. Class B	5,340	180
Walt Disney Co. (The)	22,765	2,662
Whirlpool Corp.	1,070	127
Wyndham Destinations, Inc.	1,508	65
Wyndham Hotels & Resorts, Inc.	1,509	84
Wynn Resorts Ltd.	1,281	163
Yum! Brands, Inc.	5,036	458

		49,053

Consumer Staples—4.9%
Altria Group, Inc.	6,346	383
Archer-Daniels-Midland Co.	7,716	388
Brown-Forman Corp. Class B	6,996	354
Campbell Soup Co.	9,103	333
Church & Dwight Co., Inc.	6,661	395
Clorox Co. (The)	2,753	414
Coca-Cola Co. (The)	7,987	369
Colgate-Palmolive Co.	5,556	372
Conagra Brands, Inc.	10,142	344
Constellation Brands, Inc. Class A	1,772	382
Costco Wholesale Corp.	1,702	400
Coty, Inc. Class A	27,766	349
Estee Lauder Cos., Inc. (The) Class A	2,758	401
General Mills, Inc.	8,084	347
Hershey Co. (The)	3,791	387
Hormel Foods Corp.	10,351	408
J.M. Smucker Co. (The)	3,350	344
Kellogg Co.	5,242	367
Kimberly-Clark Corp.	3,270	372
Kraft Heinz Co.(The)	6,180	340
Kroger Co. (The)	12,839	374
McCormick & Co., Inc.	3,167	417
Molson Coors Brewing Co. Class B	5,557	342
Mondelez International, Inc. Class A	8,583	369
Monster Beverage Corp.(1)	6,204	361
PepsiCo, Inc.	3,238	362
Philip Morris International, Inc.	4,314	352
Procter & Gamble Co. (The)	4,604	383
Sysco Corp.	5,540	406
Tyson Foods, Inc. Class A	6,459	384
Walgreens Boots Alliance, Inc.	5,507	401
Walmart, Inc.	4,174	392

		11,992

Energy—5.0%
Anadarko Petroleum Corp.	4,294	289
Andeavor	1,166	179
Apache Corp.	3,181	152
Baker Hughes a GE Co.	3,450	117
Cabot Oil & Gas Corp.	3,826	86

See Notes to Financial Statements

RAMPART SECTOR TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE

Energy—continued
Chevron Corp.	15,910	$1,945
Cimarex Energy Co.	797	74
Concho Resources, Inc.(1)	1,593	243
ConocoPhillips	9,790	758
Devon Energy Corp.	4,400	176
EOG Resources, Inc.	4,810	614
EQT Corp.	2,134	94
Exxon Mobil Corp.	35,400	3,010
Halliburton Co.	7,578	307
Helmerich & Payne, Inc.	917	63
Hess Corp.	2,181	156
Kinder Morgan, Inc.	16,156	286
Marathon Oil Corp.	7,121	166
Marathon Petroleum Corp.	3,861	309
National Oilwell Varco, Inc.	3,251	140
Newfield Exploration Co.(1)	1,690	49
Noble Energy, Inc.	4,020	125
Occidental Petroleum Corp.	6,456	531
ONEOK, Inc.	3,484	236
Phillips 66	3,539	399
Pioneer Natural Resources Co.	1,399	244
Range Resources Corp.	3,969	67
Schlumberger Ltd.	11,779	718
TechnipFMC plc	3,641	114
Valero Energy Corp.	3,634	413
Williams Cos., Inc. (The)	6,974	190

		12,250

Financials—14.4%
Affiliated Managers Group, Inc.	575	79
Aflac, Inc.	8,260	389
Allstate Corp. (The)	3,764	372
American Express Co.	7,604	810
American International Group, Inc.	9,548	508
Ameriprise Financial, Inc.	1,544	228
AON plc	2,613	402
Assurant, Inc.	566	61
Bank of America Corp.	100,723	2,967
Bank of New York Mellon Corp. (The)	10,643	543
BB&T Corp.	8,343	405
Berkshire Hathaway, Inc. Class B(1)	20,498	4,389
BlackRock, Inc.	1,317	621
Brighthouse Financial, Inc.(1)	1,275	56
Capital One Financial Corp.	5,212	495
CBOE Global Markets, Inc.	1,210	116
Charles Schwab Corp. (The)	12,848	632
Chubb Ltd.	4,969	664
Cincinnati Financial Corp.	1,603	123
Citigroup, Inc.	26,978	1,935
Citizens Financial Group, Inc.	5,256	203
CME Group, Inc.	3,663	624
Comerica, Inc.	1,846	167
Discover Financial Services	3,740	286
E*TRADE Financial Corp.(1)	2,817	148
Everest Re Group Ltd.	441	101
Fifth Third Bancorp	7,287	203
Franklin Resources, Inc.	3,387	103
Gallagher (Arthur J.) & Co.	1,957	146
Goldman Sachs Group, Inc. (The)	3,721	834
Hartford Financial Services Group, Inc. (The)	3,845	192
Huntington Bancshares, Inc.	11,973	179
Intercontinental Exchange, Inc.	6,213	465
Invesco Ltd.	4,345	99

	SHARES	VALUE

Financials—continued
Jefferies Financial Group, Inc.	3,204	$70
JPMorgan Chase & Co.	36,222	4,087
KeyCorp	11,337	226
Lincoln National Corp.	2,312	156
Loews Corp.	2,802	141
M&T Bank Corp.	1,565	258
Marsh & McLennan Cos., Inc.	5,436	450
MetLife, Inc.	10,773	503
Moody’s Corp.	1,789	299
Morgan Stanley	14,481	674
MSCI, Inc.	959	170
Nasdaq, Inc.	1,255	108
Northern Trust Corp.	2,249	230
People’s United Financial, Inc.	3,756	64
PNC Financial Services Group, Inc. (The)	5,046	687
Principal Financial Group, Inc.	2,840	166
Progressive Corp. (The)	6,265	445
Prudential Financial, Inc.	4,430	449
Raymond James Financial, Inc.	1,389	128
Regions Financial Corp.	12,064	221
S&P Global, Inc.	2,683	524
State Street Corp.	3,868	324
SunTrust Banks, Inc.	4,972	332
SVB Financial Group(1)	572	178
Synchrony Financial	7,570	235
T. Rowe Price Group, Inc.	2,594	283
Torchmark Corp.	1,131	98
Travelers Cos., Inc. (The)	2,890	375
U.S. Bancorp	16,763	885
Unum Group	2,357	92
Wells Fargo & Co.	46,720	2,456
Willis Towers Watson plc	1,407	198
Zions Bancorp NA	2,183	109

		35,166

Health Care—15.2%
Abbott Laboratories	8,665	636
AbbVie, Inc.	5,004	473
Aetna, Inc.	2,990	607
Agilent Technologies, Inc.	8,306	586
Alexion Pharmaceuticals, Inc.(1)	4,376	608
Align Technology, Inc.(1)	1,804	706
Allergan plc	3,339	636
AmerisourceBergen Corp.	6,139	566
Amgen, Inc.	3,008	624
Anthem, Inc.	2,282	625
Baxter International, Inc.	7,470	576
Becton, Dickinson & Co.	2,359	616
Biogen, Inc.(1)	1,882	665
Boston Scientific Corp.(1)	17,506	674
Bristol-Myers Squibb Co.	10,032	623
Cardinal Health, Inc.	9,780	528
Celgene Corp.(1)	6,605	591
Centene Corp.(1)	4,594	665
Cerner Corp.(1)	8,434	543
Cigna Corp.	2,949	614
Cooper Cos., Inc. (The)	2,296	636
CVS Health Corp.	8,051	634
Danaher Corp.	5,262	572
DaVita, Inc.(1)	7,846	562
DENTSPLY SIRONA, Inc.	11,058	417
Edwards Lifesciences Corp.(1)	3,910	681
Eli Lilly & Co.	6,481	696

See Notes to Financial Statements

RAMPART SECTOR TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE

Health Care—continued
Envision Healthcare Corp.(1)	12,479	$571
Express Scripts Holding Co.(1)	6,906	656
Gilead Sciences, Inc.	7,820	604
HCA Healthcare, Inc.	5,119	712
Henry Schein, Inc.(1)	7,293	620
Hologic, Inc.(1)	13,642	559
Humana, Inc.	1,816	615
IDEXX Laboratories, Inc.(1)	2,705	675
Illumina, Inc.(1)	1,968	722
Incyte Corp.(1)	7,888	545
Intuitive Surgical, Inc.(1)	1,158	665
IQVIA Holdings, Inc.(1)	5,265	683
Johnson & Johnson	4,282	592
Laboratory Corp. of America Holdings(1)	2,999	521
McKesson Corp.	3,519	467
Medtronic plc	6,245	614
Merck & Co., Inc.	8,960	636
Mettler-Toledo International, Inc.(1)	939	572
Mylan NV(1)	13,364	489
Nektar Therapeutics(1)	6,441	393
PerkinElmer, Inc.	7,101	691
Perrigo Co., plc	6,943	492
Pfizer, Inc.	14,918	657
Quest Diagnostics, Inc.	5,207	562
Regeneron Pharmaceuticals, Inc.(1)	1,723	696
ResMed, Inc.	5,214	601
Stryker Corp.	3,086	548
Thermo Fisher Scientific, Inc.	2,500	610
UnitedHealth Group, Inc.	2,174	578
Universal Health Services, Inc. Class B	4,444	568
Varian Medical Systems, Inc.(1)	4,467	500
Vertex Pharmaceuticals, Inc.(1)	3,383	652
Waters Corp.(1)	2,760	537
Zimmer Biomet Holdings, Inc.	4,613	606
Zoetis, Inc.	6,377	584

		37,153

Industrials—5.0%
3M Co.	809	170
A.O. Smith Corp.	2,831	151
Alaska Air Group, Inc.	2,662	183
Allegion plc	2,053	186
American Airlines Group, Inc.	4,262	176
AMETEK, Inc.	2,183	173
Arconic, Inc.	7,961	175
Boeing Co. (The)	473	176
Caterpillar, Inc.	1,188	181
Cintas Corp.	818	162
Copart, Inc.(1)	2,953	152
CSX Corp.	2,363	175
Cummins, Inc.	1,209	177
Deere & Co.	1,201	181
Delta Air Lines, Inc.	3,087	178
Dover Corp.	2,051	182
Eaton Corp. plc	2,079	180
Emerson Electric Co.	2,353	180
Equifax, Inc.	1,322	173
Expeditors International of Washington, Inc.	2,222	163
Fastenal Co.	2,960	172
FedEx Corp.	691	166
Flowserve Corp.	3,835	210
Fluor Corp.	3,275	190
Fortive Corp.	2,082	175

	SHARES	VALUE

Industrials—continued
Fortune Brands Home & Security, Inc.	2,938	$154
General Dynamics Corp.	846	173
General Electric Co.	12,621	142
Harris Corp.	1,104	187
Honeywell International, Inc.	1,058	176
Hunt (JB) Transport Services, Inc.	1,409	168
Huntington Ingalls Industries, Inc.	728	186
IHS Markit Ltd.(1)	3,139	169
Illinois Tool Works, Inc.	1,189	168
Ingersoll-Rand plc	1,708	175
Jacobs Engineering Group, Inc.	2,480	190
Johnson Controls International plc	4,558	160
Kansas City Southern	1,434	162
L3 Technologies, Inc.	786	167
Lockheed Martin Corp.	519	180
Masco Corp.	4,207	154
Nielsen Holdings plc	7,211	199
Norfolk Southern Corp.	986	178
Northrop Grumman Corp.	563	179
PACCAR, Inc.	2,554	174
Parker-Hannifin Corp.	1,015	187
Pentair plc	3,829	166
Quanta Services, Inc.(1)	4,990	167
Raytheon Co.	859	177
Republic Services, Inc.	2,320	169
Robert Half International, Inc.	2,209	155
Robinson (C.H.) Worldwide, Inc.	1,835	180
Rockwell Automation, Inc.	909	170
Rockwell Collins, Inc.	1,207	170
Roper Technologies, Inc.	564	167
Snap-on, Inc.	993	182
Southwest Airlines Co.	2,868	179
Stanley Black & Decker, Inc.	1,144	168
Stericycle, Inc.(1)	2,391	140
Textron, Inc.	2,492	178
TransDigm Group, Inc.(1)	453	169
Union Pacific Corp.	1,118	182
United Continental Holdings, Inc.(1)	2,074	185
United Parcel Service, Inc. Class B	1,399	163
United Rentals, Inc.(1)	1,141	187
United Technologies Corp.	1,247	174
Verisk Analytics, Inc.(1)	1,518	183
W.W. Grainger, Inc.	494	177
Waste Management, Inc.	1,868	169
Xylem, Inc.	2,371	189

		12,161

Information Technology—18.6%
Accenture plc Class A	4,303	732
Activision Blizzard, Inc.	5,293	440
Adobe Systems, Inc.(1)	3,430	926
Advanced Micro Devices, Inc.(1)	5,745	178
Akamai Technologies, Inc.(1)	1,186	87
Alliance Data Systems Corp.	337	80
Alphabet, Inc. Class A(1)	2,081	2,512
Alphabet, Inc. Class C(1)	2,125	2,536
Amphenol Corp. Class A	2,131	200
Analog Devices, Inc.	2,580	239
ANSYS, Inc.(1)	585	109
Apple, Inc.	35,406	7,993
Applied Materials, Inc.	7,331	283
Autodesk, Inc.(1)	1,536	240
Automatic Data Processing, Inc.	3,094	466

See Notes to Financial Statements

RAMPART SECTOR TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE

Information Technology—continued
Broadcom, Inc.	2,864	$707
CA, Inc.	2,181	96
Cadence Design Systems, Inc.(1)	1,973	89
Cisco Systems, Inc.	33,615	1,635
Citrix Systems, Inc.(1)	902	100
Cognizant Technology Solutions Corp. Class A	4,104	317
Corning, Inc.	6,063	214
DXC Technology Co.	1,991	186
eBay, Inc.(1)	6,567	217
Electronic Arts, Inc.(1)	2,141	258
F5 Networks, Inc.(1)	432	86
Facebook, Inc. Class A(1)	16,717	2,749
Fidelity National Information Services, Inc.	2,311	252
Fiserv, Inc.(1)	2,884	238
FLIR Systems, Inc.	969	60
Gartner, Inc.(1)	634	101
Global Payments, Inc.	1,110	141
Hewlett Packard Enterprise Co.	10,933	178
HP, Inc.	11,425	294
Intel Corp.	32,657	1,544
International Business Machines Corp.	5,977	904
Intuit, Inc.	1,697	386
IPG Photonics Corp.(1)	264	41
Juniper Networks, Inc.	2,396	72
KLA-Tencor Corp.	1,093	111
Lam Research Corp.	1,136	172
Mastercard, Inc. Class A	6,442	1,434
Microchip Technology, Inc.	1,635	129
Micron Technology, Inc.(1)	8,069	365
Microsoft Corp.	53,728	6,145
Motorola Solutions, Inc.	1,131	147
NetApp, Inc.	1,871	161
NVIDIA Corp.	4,221	1,186
Oracle Corp.	21,087	1,087
Paychex, Inc.	2,230	164
PayPal Holdings, Inc.(1)	7,873	692
Perspecta, Inc.	996	26
Qorvo, Inc.(1)	883	68
QUALCOMM, Inc.	10,329	744
Red Hat, Inc.(1)	1,235	168
salesforce.com, Inc.(1)	4,788	761
Seagate Technology plc	1,987	94
Skyworks Solutions, Inc.	1,274	116
Symantec Corp.	4,324	92
Synopsys, Inc.(1)	1,037	102
Take-Two Interactive Software, Inc.(1)	799	110
TE Connectivity Ltd.	2,451	216
Texas Instruments, Inc.	6,864	736
Total System Services, Inc.	1,154	114
VeriSign, Inc.(1)	584	94
Visa, Inc. Class A	12,578	1,888
Western Digital Corp.	2,076	122
Western Union Co. (The)	3,203	61
Xerox Corp.	1,491	40
Xilinx, Inc.	1,778	143

		45,374

Materials—4.9%
Air Products & Chemicals, Inc.	3,007	502
Albemarle Corp.	5,274	526
Avery Dennison Corp.	4,764	516
Ball Corp.	11,981	527
CF Industries Holdings, Inc.	9,729	530

	SHARES	VALUE

Materials—continued
DowDuPont, Inc.	7,142	$459
Eastman Chemical Co.	5,132	491
Ecolab, Inc.	3,339	524
FMC Corp.	5,894	514
Freeport-McMoRan, Inc.	35,429	493
International Flavors & Fragrances, Inc.	3,860	537
International Paper Co.	9,691	476
LyondellBasell Industries N.V. Class A	4,411	452
Martin Marietta Materials, Inc.	2,459	447
Mosaic Co. (The)	16,001	520
Newmont Mining Corp.	16,145	488
Nucor Corp.	7,984	507
Packaging Corp. of America	4,501	494
PPG Industries, Inc.	4,530	494
Praxair, Inc.	3,175	510
Sealed Air Corp.	12,445	500
Sherwin-Williams Co. (The)	1,099	500
Vulcan Materials Co.	4,470	497
WestRock Co.	9,028	483

		11,987

Real Estate—4.9%
Alexandria Real Estate Equities, Inc.	2,795	352
American Tower Corp.	2,554	371
Apartment Investment & Management Co. Class A	8,544	377
AvalonBay Communities, Inc.	2,108	382
Boston Properties, Inc.	2,880	355
Brookfield Property Partners LP	6,286	131
CBRE Group, Inc. Class A(1)	7,436	328
Crown Castle International Corp.	3,442	383
Digital Realty Trust, Inc.	3,261	367
Duke Realty Corp.	12,327	350
Equinix, Inc.	895	387
Equity Residential	5,498	364
Essex Property Trust, Inc.	1,461	361
Extra Space Storage, Inc.	3,601	312
Federal Realty Investment Trust	2,948	373
HCP, Inc.	14,590	384
Host Hotels & Resorts, Inc.	15,959	337
Iron Mountain, Inc.	10,284	355
Kimco Realty Corp.	22,066	369
Macerich Co. (The)	6,234	345
Mid-America Apartment Communities, Inc.	3,704	371
Prologis, Inc.	5,308	360
Public Storage	1,648	332
Realty Income Corp.	6,652	378
Regency Centers Corp.	5,999	388
SBA Communications, Corp.(1)	2,235	359
Simon Property Group, Inc.	2,151	380
SL Green Realty Corp.	3,579	349
UDR, Inc.	9,498	384
Ventas, Inc.	6,461	351
Vornado Realty Trust	4,937	360
Welltower, Inc.	6,126	394
Weyerhaeuser Co.	9,262	299

		11,688

Telecommunication Services—1.3%
AT&T, Inc.	49,239	1,654
CenturyLink, Inc.	5,574	118
Verizon Communications, Inc.	23,655	1,263

		3,035

See Notes to Financial Statements

RAMPART SECTOR TREND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
Utilities—4.9%
AES Corp.	11,433	$160
Alliant Energy Corp.	4,053	173
Ameren Corp.	4,256	269
American Electric Power Co., Inc.	8,664	614
American Water Works Co., Inc.	3,106	273
CenterPoint Energy, Inc.	7,493	207
CMS Energy Corp.	4,929	242
Consolidated Edison, Inc.	5,430	414
Dominion Energy, Inc.	11,388	800
DTE Energy Co.	3,162	345
Duke Energy Corp.	12,225	978
Edison International	5,684	385
Entergy Corp.	3,190	259
Evergy, Inc.	4,727	260
Eversource Energy	5,538	340
Exelon Corp.	16,841	735
FirstEnergy Corp.	7,865	292
NextEra Energy, Inc.	7,266	1,218
NiSource, Inc.	5,893	147
NRG Energy, Inc.	5,256	197
PG&E Corp.	9,068	417
Pinnacle West Capital Corp.	1,961	155
PPL Corp.	12,138	355
Public Service Enterprise Group, Inc.	8,752	462
SCANA Corp.	2,486	97
Sempra Energy	4,584	521
Southern Co. (The)	17,616	768
WEC Energy Group, Inc.	5,509	368
Xcel Energy, Inc.	8,896	420

		11,871
TOTAL COMMON STOCKS (Identified Cost $201,617)		241,730
TOTAL LONG-TERM INVESTMENTS—99.2%
(Identified Cost $201,617)		241,730
TOTAL INVESTMENTS—99.2% (Identified Cost $201,617)		241,730
Other assets and liabilities, net—0.8%		2,037

NET ASSETS—100.0%		$243,767

Footnote Legend:

(1)	Non-income producing.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$241,730	$241,730

Total Investments	$241,730	$241,730

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

See Notes to Financial Statements

VONTOBEL GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.1%

Consumer Discretionary—19.6%
Amazon.com, Inc. (United States)(1)	3,673	$7,357
Booking Holdings, Inc. (Netherlands)(1)	2,158	4,281
Industria de Diseno Textil SA (Spain)	132,997	4,032
NIKE, Inc. Class B (United States)	53,551	4,537
O’Reilly Automotive, Inc. (United States)(1)	6,777	2,354
Paddy Power Betfair plc (Ireland)	54,203	4,626
Royal Caribbean Cruises Ltd. (United States)	19,143	2,487
Starbucks Corp. (United States)	61,577	3,500
TJX Cos., Inc. (The) (United States)	42,931	4,809
Walt Disney Co. (The) (United States)	40,453	4,731

		42,714

Consumer Staples—20.5%
Alimentation Couche-Tard, Inc. Class B (Canada)	149,325	7,470
Ambev S.A. ADR (Brazil)	511,179	2,336
Amorepacific Corp. (South Korea)	9,940	2,339
Anheuser-Busch InBev NV (Belgium)	43,961	3,839
British American Tobacco plc (United Kingdom)(2)	43,560	2,035
LG Household & Health Care Ltd. (South Korea)	2,572	2,959
Nestle S.A. Registered Shares (Switzerland)	47,430	3,954
PepsiCo, Inc. (United States)	46,333	5,180
Reckitt Benckiser Group plc (United Kingdom)	77,074	7,048
Unilever N.V. CVA (Netherlands)	134,431	7,486

		44,646

Financials—15.9%
Berkshire Hathaway, Inc. Class B (United States)(1)	30,514	6,533
CME Group, Inc. (United States)	36,938	6,287
HDFC Bank Ltd. (India)	293,900	8,133
Housing Development Finance Corp., Ltd. (India)	230,028	5,568
M&T Bank Corp. (United States)	12,546	2,064
PNC Financial Services Group, Inc. (The) (United States)	15,296	2,083
Wells Fargo & Co. (United States)	75,638	3,976

		34,644

Health Care—12.6%
Abbott Laboratories (United States)	35,221	2,584
Becton, Dickinson & Co. (United States)	18,339	4,787
Fresenius SE & Co KGaA (Germany)	36,655	2,691
Johnson & Johnson (United States)	21,930	3,030
Medtronic plc (United States)	63,152	6,212
UnitedHealth Group, Inc. (United States)	30,328	8,069

		27,373

Industrials—5.3%
Canadian National Railway Co. (Canada)	33,867	3,039
RELX plc (United Kingdom)	167,335	3,515
Safran SA (France)	35,213	4,935

		11,489

Information Technology—21.5%
Alibaba Group Holding Ltd. Sponsored ADR (China)(1)	28,423	4,683
Alphabet, Inc. Class C (United States)(1)	5,957	7,109
Facebook, Inc. Class A (United States)(1)	20,027	3,294
Mastercard, Inc. Class A (United States)	35,998	8,014
SAP SE (Germany)	50,469	6,211
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR (Taiwan)	130,375	5,757
Tencent Holdings Ltd. (China)	91,145	3,763

	SHARES	VALUE

Information Technology—continued
Visa, Inc. Class A (United States)	53,029	$7,959

		46,790

Materials—1.2%
Martin Marietta Materials, Inc. (United States)	13,520	2,460

Real Estate—1.5%
American Tower Corp. (United States)	22,574	3,280
TOTAL COMMON STOCKS (Identified Cost $146,285)		213,396
TOTAL LONG-TERM INVESTMENTS—98.1%
(Identified Cost $146,285)		213,396
TOTAL INVESTMENTS—98.1% (Identified Cost $146,285)		213,396
Other assets and liabilities, net—1.9%		4,203

NET ASSETS—100.0%		$217,599

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Non-income producing.
(2)	Shares traded on Johannesburg Exchange.

Country Weightings (Unaudited)†
United States	53%
India	6
United Kingdom	6
Netherlands	6
Canada	5
Germany	4
China	4
Other	16
Total	100%
† % of total investments as of September 30, 2018.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$213,396	$213,396

Total Investments	$213,396	$213,396

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

For information regarding the abbreviation, see the Key Investment Terms starting on page 5.

See Notes to Financial Statements

VONTOBEL GREATER EUROPEAN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
PREFERRED STOCK—2.5%

Health Care—2.5%
Grifols SA Class B, 1.780% (Spain)	8,999	$191
TOTAL PREFERRED STOCK (Identified Cost $146)		191

COMMON STOCKS—94.4%

Consumer Discretionary—11.4%
adidas AG (Germany)	419	103
Booking Holdings, Inc. (Netherlands)(1)	132	262
Brunello Cucinelli S.p.A (Italy)	372	14
Domino’s Pizza Group plc (United Kingdom)	38,703	141
Hermes International (France)	29	19
Industria de Diseno Textil SA (Spain)	2,813	85
LVMH Moet Hennessy Louis Vuitton SE (France)	279	99
Paddy Power Betfair plc (Ireland)	1,883	161

		884

Consumer Staples—25.4%
Anheuser-Busch InBev NV (Belgium)	2,138	187
British American Tobacco plc (United Kingdom)(3)	3,756	175
Diageo plc (United Kingdom)	2,759	98
Heineken NV (Netherlands)	1,525	143
L’Oreal SA (France)	320	77
Nestle S.A. Registered Shares (Switzerland)	3,841	320
Pernod Ricard SA (France)	473	78
Philip Morris International, Inc. (Switzerland)	2,428	198
Reckitt Benckiser Group plc (United Kingdom)	3,541	324
Unilever NV CVA (Netherlands)	6,579	366

		1,966

Financials—10.1%
ABN AMRO Group NV CVA (Netherlands)(2)	3,043	83
AIB Group plc (Ireland)	17,496	90
Bankinter SA (Spain)	8,469	78
Groupe Bruxelles Lambert SA (Belgium)	770	81
KBC Group NV (Belgium)	982	73
London Stock Exchange Group plc (United Kingdom)	2,243	134
Pargesa Holding SA (Switzerland)	552	44
Svenska Handelsbanken AB Class A (Sweden)	4,354	55
Swedbank AB Class A (Sweden)	1,690	42
UBS Group AG Registered Shares (Switzerland)	6,527	103

		783

Health Care—10.4%
Coloplast A/S Class B (Denmark)	746	76
Essilor International Cie Generale d’Optique SA (France)	1,069	158
Eurofins Scientific SE (France)	193	109
Fresenius Medical Care AG & Co. KGaA (Germany)	1,581	163
Fresenius SE & Co. KGaA (Germany)	1,442	106
Medtronic plc (United States)	1,911	188

		800

Industrials—20.0%
Aena SME SA (Spain)(2)	1,115	194
Bunzl plc (United Kingdom)	3,705	117
DCC plc (Ireland)	1,513	137
DKSH Holding AG (Switzerland)	1,082	74
Kingspan Group plc (Ireland)	2,112	98
RELX plc (United Kingdom)	11,632	244

	SHARES	VALUE

Industrials—continued
Rentokil Initial plc (United Kingdom)	29,960	$124
Safran SA (France)	1,263	177
Teleperformance (France)	1,007	190
Vinci SA (France)	1,991	190

		1,545

Information Technology—10.6%
Accenture plc Class A (United States)	1,673	285
Amadeus IT Group SA (Spain)	2,132	198
SAP SE (Germany)	2,759	339

		822

Materials—5.6%
Air Liquide SA (France)	1,506	198
HeidelbergCement AG (Germany)	1,568	123
Sika AG (Switzerland)	792	115

		436

Real Estate—0.9%
Unibail-Rodamco-Westfield (Netherlands)	327	66
TOTAL COMMON STOCKS (Identified Cost $5,118)		7,302
TOTAL LONG-TERM INVESTMENTS—96.9%
(Identified Cost $5,264)		7,493
TOTAL INVESTMENTS—96.9% (Identified Cost $5,264)		7,493
Other assets and liabilities, net—3.1%		243

NET ASSETS—100.0%		$7,736

Footnote Legend:

(1)	Non-income producing.
(2)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $277 or 3.6% of net assets.

(3)	Shares traded on Johannesburg Exchange.

Country Weightings (Unaudited)†
United Kingdom	18%
France	17
Netherlands	12
Switzerland	11
Germany	11
Spain	10
Ireland	6
Other	15
Total	100%
† % of total investments as of September 30, 2018.

See Notes to Financial Statements

VONTOBEL GREATER EUROPEAN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Equity Securities:
Preferred Stock	$191	$191
Common Stocks	7,302	7,302

Total Investments	$7,493	$7,493

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2018

($ reported in thousands except shares and per share amounts)

	Duff & Phelps Global Infrastructure Fund	Duff & Phelps Global Real Estate Securities Fund	Duff & Phelps International Real Estate Securities Fund
Assets
Investment in securities at value(1)	$91,310	$175,997	$42,355
Foreign currency at value(2)	—	40	22
Cash	1,177	4,921	615
Receivables
Investment securities sold	—	1,475	—
Fund shares sold	53	352	11
Dividends and interest	121	543	116
Tax reclaims	31	59	17
Prepaid expenses	24	28	31
Prepaid trustee retainer	2	3	1
Other assets	5	10	3

Total assets	92,723	183,428	43,171

Liabilities
Payables
Fund shares repurchased	96	135	3
Investment securities purchased	—	1,712	—
Investment advisory fees	50	113	27
Distribution and service fees	22	12	1
Administration and accounting fees	8	15	4
Transfer agent and sub-transfer agent fees and expenses	21	79	10
Professional fees	25	27	23
Trustee deferred compensation plan	5	10	3
Other accrued expenses	9	16	18

Total liabilities	236	2,119	89

Net Assets	$92,487	$181,309	$43,082

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$79,792	$155,260	$40,866
Accumulated undistributed net investment income (loss)	(6)	3,839	733
Accumulated undistributed net realized gain (loss)	2,730	(646)	(3,365)
Net unrealized appreciation (depreciation) on investments	9,971	22,856	4,848

Net Assets	$92,487	$181,309	$43,082

Net Assets:
Class A	$32,466	$19,470	$2,145
Class C	$17,972	$9,580	$945
Class I	$30,488	$145,648	$39,992
Class R6	$11,561	$6,611	$—
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	2,247,350	642,614	289,327
Class C	1,248,632	324,750	128,026
Class I	2,109,455	4,802,149	5,404,683
Class R6	800,114	217,646	—
Net Asset Value and Redemption Price Per Share:
Class A	$14.45	$30.30	$7.41
Class C	$14.39	$29.50	$7.38
Class I	$14.45	$30.33	$7.40
Class R6	$14.45	$30.37	$—
Class A Offering price per share (NAV/(1-5.75%)):	$15.33	$32.15	$7.86

(1) Investment in securities at cost	$81,338	$153,138	$37,506
(2) Foreign currency at cost	$—	$40	$22

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2018

($ reported in thousands except shares and per share amounts)

	Herzfeld Fund	Horizon Wealth Masters Fund	KAR Emerging Markets Small-Cap Fund
Assets
Investment in securities at value(1)(2)	$63,856	$72,983	$33,666
Foreign currency at value(3)	—	—	66
Cash	1,932	144	188
Receivables
Investment securities sold	—	4,296	466
Fund shares sold	34	15	253
Dividends and interest	80	63	34
Tax reclaims	—	1	1
Securities lending receivable	2	11	—
Prepaid expenses	31	31	13
Prepaid trustee retainer	1	1	1
Other assets	4	4	2

Total assets	65,940	77,549	34,690

Liabilities
Payables
Fund shares repurchased	1,841	23	8
Investment securities purchased	—	4,220	969
Collateral on securities loaned	1,681	4,722	—
Investment advisory fees	59	40	23
Distribution and service fees	17	21	1
Administration and accounting fees	6	6	3
Transfer agent and sub-transfer agent fees and expenses	11	16	5
Professional fees	17	22	28
Trustee deferred compensation plan	4	4	2
Other accrued expenses	5	5	5

Total liabilities	3,641	9,079	1,044

Net Assets	$62,299	$68,470	$33,646

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$54,097	$48,254	$32,825
Accumulated undistributed net investment income (loss)	79	(5)	192
Accumulated undistributed net realized gain (loss)	4,127	106	(244)
Net unrealized appreciation (depreciation) on investments	3,996	20,115	873

Net Assets	$62,299	$68,470	$33,646

Net Assets:
Class A	$6,198	$18,883	$4,658
Class C	$19,231	$20,484	$358
Class I	$36,870	$29,103	$28,630
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	490,198	1,004,182	399,409
Class C	1,527,802	1,124,890	30,758
Class I	2,913,404	1,539,174	2,446,683
Net Asset Value and Redemption Price Per Share:
Class A	$12.64	$18.80	$11.66
Class C	$12.59	$18.21	$11.65
Class I	$12.66	$18.91	$11.70
Class A Offering price per share (NAV/(1-5.75%)):	$13.41	$19.95	$12.37

(1) Investment in securities at cost	$59,860	$52,868	$32,793
(2) Market value of securities on loan	$1,639	$3,827	$—
(3) Foreign currency at cost	$—	$—	$69

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2018

($ reported in thousands except shares and per share amounts)

	KAR International Small-Cap Fund	Rampart Alternatives Diversifier Fund	Rampart Equity Trend Fund
Assets
Investment in unaffiliated securities at value(1)	$912,198	$19,306	$435,615
Investments in affiliated funds at value(2)	—	19,831	—
Foreign currency at value(3)	794	—	—
Cash	21,195	930	478
Receivables
Investment securities sold	5,373	—	4,989
Fund shares sold	6,818	535	35
Dividends and interest	583	50	350
Tax reclaims	107	—	—
Prepaid expenses	95	33	37
Prepaid trustee retainer	15	1	8
Other assets	51	2	26

Total assets	947,229	40,688	441,538

Liabilities
Payables
Fund shares repurchased	393	107	644
Investment securities purchased	16,107	14	—
Investment advisory fees	724	—	368
Distribution and service fees	39	10	205
Administration and accounting fees	78	3	38
Transfer agent and sub-transfer agent fees and expenses	147	11	142
Professional fees	29	17	22
Trustee deferred compensation plan	51	2	26
Other accrued expenses	64	3	32

Total liabilities	17,632	167	1,477

Net Assets	$929,597	$40,521	$440,061

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$898,143	$59,495	$813,226
Accumulated undistributed net investment income (loss)	4,388	290	(814)
Accumulated undistributed net realized gain (loss)	5,629	(28,744)	(481,688)
Net unrealized appreciation (depreciation) on investments	21,437	9,480	109,337

Net Assets	$929,597	$40,521	$440,061

Net Assets:
Class A	$47,909	$10,348	$109,943
Class C	$35,966	$9,948	$218,543
Class I	$773,571	$20,225	$110,950
Class R6	$72,151	$—	$625
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	2,792,780	890,080	6,961,461
Class C	2,129,334	865,093	14,452,513
Class I	44,862,250	1,740,861	6,948,056
Class R6	4,181,283	—	38,925
Net Asset Value and Redemption Price Per Share:
Class A	$17.15	$11.63	$15.79
Class C	$16.89	$11.50	$15.12
Class I	$17.24	$11.62	$15.97
Class R6	$17.26	$—	$16.05
Class A Offering price per share (NAV/(1-5.75%)):	$18.20	$12.34	$16.75

(1) Investment in unaffiliated securities at cost	$890,808	$15,819	$326,278
(2) Investments in affiliated funds at cost	$—	$13,838	$—
(3) Foreign currency at cost	$794	$—	$—

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2018

($ reported in thousands except shares and per share amounts)

	Rampart Multi-Asset Trend Fund	Rampart Sector Trend Fund	Vontobel Global Opportunities Fund
Assets
Investment in securities at value(1)	$69,652	$241,730	$213,396
Foreign currency at value(2)	—	—	82
Cash	2,217	2,128	2,742
Receivables
Investment securities sold	—	—	1,188
Fund shares sold	2	25	233
Dividends and interest	58	201	82
Tax reclaims	—	—	219
Prepaid expenses	17	29	34
Prepaid trustee retainer	1	5	4
Other assets	4	14	13

Total assets	71,951	244,132	217,993

Liabilities
Payables
Fund shares repurchased	81	54	59
Investment securities purchased	2,059	—	—
Foreign capital gain taxes payable	—	—	12
Investment advisory fees	58	91	153
Distribution and service fees	36	93	48
Administration and accounting fees	6	21	19
Transfer agent and sub-transfer agent fees and expenses	21	53	53
Professional fees	20	23	25
Trustee deferred compensation plan	4	14	13
Other accrued expenses	6	16	12

Total liabilities	2,291	365	394

Net Assets	$69,660	$243,767	$217,599

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$87,041	$229,084	$130,732
Accumulated undistributed net investment income (loss)	79	575	178
Accumulated undistributed net realized gain (loss)	(23,736)	(26,005)	19,591
Net unrealized appreciation (depreciation) on investments	6,276	40,113	67,098

Net Assets	$69,660	$243,767	$217,599

Net Assets:
Class A	$14,744	$95,318	$104,081
Class C	$39,671	$88,354	$32,003
Class I	$15,245	$60,095	$81,090
Class R6	$—	$—	$425
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	1,312,188	6,935,699	6,115,527
Class C	3,659,080	6,561,305	2,205,108
Class I	1,345,952	4,377,140	4,763,957
Class R6	—	—	24,972
Net Asset Value and Redemption Price Per Share:
Class A	$11.24	$13.74	$17.02
Class C	$10.84	$13.47	$14.51
Class I	$11.33	$13.73	$17.02
Class R6	$—	$—	$17.03
Class A Offering price per share (NAV/(1-5.75%)):	$11.93	$14.58	$18.06

(1) Investment in securities at cost	$63,376	$201,617	$146,285
(2) Foreign currency at cost	$—	$—	$82

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

SEPTEMBER 30, 2018

($ reported in thousands except shares and per share amounts)

	Vontobel Greater European Opportunities Fund
Assets
Investment in securities at value(1)	$7,493
Foreign currency at value(2)	3
Cash	113
Receivables
Investment securities sold	103
Fund shares sold	—	(3)
Dividends and interest	6
Tax reclaims	74
Prepaid expenses	16
Prepaid trustee retainer	—	(3)
Other assets	—	(3)

Total assets	7,808

Liabilities
Payables
Fund shares repurchased	34
Investment advisory fees	3
Distribution and service fees	2
Administration and accounting fees	1
Transfer agent and sub-transfer agent fees and expenses	3
Professional fees	23
Trustee deferred compensation plan	—	(3)
Other accrued expenses	6

Total liabilities	72

Net Assets	$7,736

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$3,928
Accumulated undistributed net investment income (loss)	47
Accumulated undistributed net realized gain (loss)	1,533
Net unrealized appreciation (depreciation) on investments	2,228

Net Assets	$7,736

Net Assets:
Class A	$3,283
Class C	$1,827
Class I	$2,626
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	210,122
Class C	120,077
Class I	167,862
Net Asset Value and Redemption Price Per Share:
Class A	$15.62
Class C	$15.22
Class I	$15.65
Class A Offering price per share (NAV/(1-5.75%)):	$16.57

(1) Investment in securities at cost	$5,264
(2) Foreign currency at cost	$3
(3) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2018

($ reported in thousands)

	Duff & Phelps Global Infrastructure Fund	Duff & Phelps Global Real Estate Securities Fund	Duff & Phelps International Real Estate Securities Fund
Investment Income
Dividends	$3,609	$7,509	$1,818
Interest	— (1)	— (1)	— (1)
Security lending, net of fees	—	—	— (1)
Foreign taxes withheld	(248)	(301)	(117)

Total investment income	3,361	7,208	1,701

Expenses
Investment advisory fees	691	1,580	337
Distribution and service fees, Class A	88	53	6
Distribution and service fees, Class C	216	102	10
Administration and accounting fees	113	197	36
Transfer agent fees and expenses	52	85	15
Sub-transfer agent fees and expenses, Class A	27	247	2
Sub-transfer agent fees and expenses, Class C	18	12	1
Sub-transfer agent fees and expenses, Class I	38	147	28
Registration fees	60	72	46
Printing fees and expenses	13	22	6
Custodian fees	5	9	13
Professional fees	28	31	26
Trustees’ fees and expenses	8	14	2
Interest expense	—	1	—
Miscellaneous expenses	10	13	4

Total expenses	1,367	2,585	532
Less expenses reimbursed and/or waived by investment adviser	—	(302)	(96)
Low balance account fees	— (1)	—	—

Net expenses	1,367	2,283	436

Net investment income (loss)	1,994	4,925	1,265

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Unaffiliated investments	3,827	3,488	2,012
Foreign Currency Transactions	7	(18)	(5)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(6,963)	4,688	(1,192)
Foreign Currency Transactions	(1)	(3)	(1)

Net realized and unrealized gain (loss) on investments	(3,130)	8,155	814

Net increase (decrease) in net assets resulting from operations	$(1,136)	$13,080	$2,079

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2018

($ reported in thousands)

	Herzfeld Fund		Horizon Wealth Masters Fund	KAR Emerging Markets Small-Cap Fund
Investment Income
Dividends	$2,406		$881	$606
Interest	—	(1)	—	— (1)
Security lending, net of fees	2		11	—
Foreign taxes withheld	—		(2)	(78)

Total investment income	2,408		890	528

Expenses
Investment advisory fees	655		603	230
Distribution and service fees, Class A	20		50	5
Distribution and service fees, Class C	192		212	4
Administration and accounting fees	70		76	21
Transfer agent fees and expenses	30		34	10
Sub-transfer agent fees and expenses, Class A	6		16	2
Sub-transfer agent fees and expenses, Class C	16		18	— (1)
Sub-transfer agent fees and expenses, Class I	20		25	12
Registration fees	45		45	47
Printing fees and expenses	8		12	3
Custodian fees	2		5	10
Professional fees	17		24	32
Trustees’ fees and expenses	5		5	1
Miscellaneous expenses	6		7	3

Total expenses	1,092		1,132	380
Less expenses reimbursed and/or waived by investment adviser	—		(123)	(65)
Less low balance account fees	—		— (1)	—
Plus expenses recaptured	4		—	—

Net expenses	1,096		1,009	315

Net investment income (loss)	1,312		(119)	213

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Unaffiliated investments	3,641		5,266	219
Foreign Currency Transactions	—		—	(7)
Capital gain distributions from underlying funds	1,541		—	—
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(2,017)		2,266	(90)
Foreign Currency Transactions	—		—	— (1)

Net realized and unrealized gain (loss) on investments	3,165		7,532	122

Net increase (decrease) in net assets resulting from operations	$4,477		$7,413	$335

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2018

($ reported in thousands)

	KAR International Small-Cap Fund	Rampart Alternatives Diversifier Fund		Rampart Equity Trend Fund
Investment Income
Dividends	$14,149	$221		$8,011
Dividends from affiliated funds	—	538		—
Interest	— (1)	—		—	(1)
Foreign taxes withheld	(1,224)	—		—

Total investment income	12,925	759		8,011

Expenses
Investment advisory fees	5,146	—		4,890
Distribution and service fees, Class A	87	28		313
Distribution and service fees, Class C	257	118		2,397
Administration and accounting fees	542	45		516
Transfer agent fees and expenses	227	21		264
Sub-transfer agent fees and expenses, Class A	38	12		109
Sub-transfer agent fees and expenses, Class C	18	12		193
Sub-transfer agent fees and expenses, Class I	350	19		112
Registration fees	87	47		65
Printing fees and expenses	62	8		60
Custodian fees	34	1		9
Professional fees	37	17		54
Trustees’ fees and expenses	29	3		38
Miscellaneous expenses	22	3		27

Total expenses	6,936	334		9,047
Plus expenses recaptured	253	—		—
Low balance account fees	—	—	(1)	—	(1)

Net expenses	7,189	334		9,047

Net investment income (loss)	5,736	425		(1,036)

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Unaffiliated investments	6,732	494		62,877
Affiliated funds	—	875		—
Foreign Currency Transactions	(509)	—		—
Capital gain distributions from underlying funds	—	484		—
Net change in unrealized appreciation (depreciation) on:
Affiliated Investments	—	(994)		—
Unaffiliated investments	(4,001)	1,223		12,227
Foreign Currency Transactions	52	—		—

Net realized and unrealized gain (loss) on investments	2,274	2,082		75,104

Net increase (decrease) in net assets resulting from operations	$8,010	$2,507		$74,068

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2018

($ reported in thousands)

	Rampart Multi-Asset Trend Fund		Rampart Sector Trend Fund	Vontobel Global Opportunities Fund
Investment Income
Dividends	$1,827		$4,472	$3,799
Interest	—	(1)	— (1)	— (1)
Foreign taxes withheld	—		—	(207)

Total investment income	1,827		4,472	3,592

Expenses
Investment advisory fees	799		1,163	1,971
Distribution and service fees, Class A	40		243	274
Distribution and service fees, Class C	465		967	328
Administration and accounting fees	85		273	245
Transfer agent fees and expenses	45		140	140
Sub-transfer agent fees and expenses, Class A	13		47	57
Sub-transfer agent fees and expenses, Class C	35		67	25
Sub-transfer agent fees and expenses, Class I	18		44	65
Registration fees	47		49	72
Printing fees and expenses	12		35	27
Custodian fees	2		6	11
Professional fees	27		40	35
Trustees’ fees and expenses	6		20	17
Miscellaneous expenses	6		16	17

Total expenses	1,600		3,110	3,284
Low balance account fees	—	(1)	(1)	(3)

Net expenses	1,600		3,109	3,281

Net investment income (loss)	227		1,363	311

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Unaffiliated investments	4,913		37,146	20,893
Foreign Currency Transactions	—		—	(49)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(2,296)		(5,473)	2,622
Foreign Currency Transactions	—		—	(6)
Foreign taxes on unrealized capital gains	—		—	(12)

Net realized and unrealized gain (loss) on investments	2,617		31,673	23,448

Net increase (decrease) in net assets resulting from operations	$2,844		$33,036	$23,759

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF OPERATIONS (Continued)

YEAR ENDED SEPTEMBER 30, 2018

($ reported in thousands)

Vontobel Greater European Opportunities Fund

Investment Income
Dividends	$245
Interest	— (1)
Foreign taxes withheld	(25)

Total investment income	220

Expenses
Investment advisory fees	89
Distribution and service fees, Class A	10
Distribution and service fees, Class C	21
Administration and accounting fees	12
Transfer agent fees and expenses	6
Sub-transfer agent fees and expenses, Class A	5
Sub-transfer agent fees and expenses, Class C	2
Sub-transfer agent fees and expenses, Class I	4
Registration fees	45
Printing fees and expenses	3
Custodian fees	5
Professional fees	25
Trustees’ fees and expenses	1
Miscellaneous expenses	4

Total expenses	232
Less expenses reimbursed and/or waived by investment adviser	(75)

Net expenses	157

Net investment income (loss)	63

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Unaffiliated investments	2,206
Foreign Currency Transactions	(1)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	(2,204)
Foreign Currency Transactions	(2)

Net realized and unrealized gain (loss) on investments	(1)

Net increase (decrease) in net assets resulting from operations	$62

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Duff & Phelps Global Infrastructure Fund		Duff & Phelps Global Real Estate Securities Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$1,994	$2,240	$4,925	$3,322
Net realized gain (loss)	3,834	391	3,470	406
Net change in unrealized appreciation (depreciation)	(6,964)	8,609	4,685	(126)

Increase (decrease) in net assets resulting from operations	(1,136)	11,240	13,080	3,602

Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	(697)	(788)	(323)	(1,218)
Class C	(254)	(315)	(154)	(207)
Class I	(904)	(1,075)	(3,038)	(4,025)
Class R6	(173)	—	(157)	(3)
Net Realized Gains:
Class A	(375)	(1,310)	(43)	(139)
Class C	(236)	(742)	(20)	(32)
Class I	(544)	(1,001)	(284)	(311)
Class R6	(1)	—	(14)	— (1)

Dividends and distributions to shareholders	(3,184)	(5,231)	(4,033)	(5,935)

Change in Net Assets From Capital Transactions (See Note 6)
Class A	(3,553)	(15,417)	(5,316)	(40,947)
Class C	(6,325)	(5,698)	(1,680)	(2,559)
Class I	(24,109)	12,192	(16,015)	39,016
Class R6	11,888	—	(1,619)	7,640

Increase (decrease) in net assets from capital transactions	(22,099)	(8,923)	(24,630)	3,150

Net increase (decrease) in net assets	(26,419)	(2,914)	(15,583)	817

Net Assets
Beginning of period	118,906	121,820	196,892	196,075

End of period	$92,487	$118,906	$181,309	$196,892

Accumulated undistributed net investment income (loss) at end of period	$(6)	$3	$3,839	$(612)

(1) Amount is less than $500.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Duff & Phelps International Real Estate Securities Fund		Herzfeld Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$1,265	$629	$1,312	$1,338
Net realized gain (loss)	2,007	2,477	5,182	1,587
Net change in unrealized appreciation (depreciation)	(1,193)	(3,092)	(2,017)	5,377

Increase (decrease) in net assets resulting from operations	2,079	14	4,477	8,302

Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	(41)	(519)	(181)	(280)
Class C	(9)	(96)	(310)	(448)
Class I	(500)	(1,479)	(1,011)	(1,121)
Net Realized Gains:
Class A	—	—	(55)	—
Class C	—	—	(101)	—
Class I	—	—	(200)	—

Dividends and distributions to shareholders	(550)	(2,094)	(1,858)	(1,849)

Change in Net Assets From Capital Transactions (See Note 6)
Class A	(528)	(5,430)	(2,309)	(3,880)
Class C	(90)	(893)	(679)	1,632
Class I	17,135	(1,595)	(1,270)	12,594

Increase (decrease) in net assets from capital transactions	16,517	(7,918)	(4,258)	10,346

Net increase (decrease) in net assets	18,046	(9,998)	(1,639)	16,799

Net Assets
Beginning of period	25,036	35,034	63,938	47,139

End of period	$43,082	$25,036	$62,299	$63,938

Accumulated undistributed net investment income (loss) at end of period	$733	$(1,353)	$79	$8

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Horizon Wealth Masters Fund		KAR Emerging Markets Small-Cap Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$(119)	$94	$213	$110
Net realized gain (loss)	5,266	5,270	212	143
Net change in unrealized appreciation (depreciation)	2,266	6,681	(90)	908

Increase (decrease) in net assets resulting from operations	7,413	12,045	335	1,161

Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	—	(191)	(7)	(10)
Class C	—	—	—	(2)
Class I	—	(192)	(102)	(93)
Net Realized Gains:
Class A	(170)	(23)	—	—
Class C	(182)	—	—	—
Class I	(247)	(23)	—	—

Dividends and distributions to shareholders	(599)	(429)	(109)	(105)

Change in Net Assets From Capital Transactions (See Note 6)
Class A	(3,701)	(16,754)	2,998	1,173
Class C	(2,929)	(6,811)	24	167
Class I	(4,312)	6,393	19,761	3,322

Increase (decrease) in net assets from capital transactions	(10,942)	(17,172)	22,783	4,662

Net increase (decrease) in net assets	(4,128)	(5,556)	23,009	5,718

Net Assets
Beginning of period	72,598	78,154	10,637	4,919

End of period	$68,470	$72,598	$33,646	$10,637

Accumulated undistributed net investment income (loss) at end of period	$(5)	$(3)	$192	$95

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	KAR International Small-Cap Fund		Rampart Alternatives Diversifier Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$5,736	$1,642	$425	$732
Net realized gain (loss)	6,223	4,518	1,853	1,690
Net change in unrealized appreciation (depreciation)	(3,949)	24,065	229	(1,023)

Increase (decrease) in net assets resulting from operations	8,010	30,225	2,507	1,399

Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	(117)	(76)	(109)	(265)
Class C	(42)	(29)	(71)	(59)
Class I	(1,302)	(1,315)	(214)	(486)
Class R6	(337)	(107)	—	—
Net Realized Gains:
Class A	(219)	—	—	—
Class C	(166)	—	—	—
Class I	(2,057)	—	—	—
Class R6	(502)	—	—	—

Dividends and distributions to shareholders	(4,742)	(1,527)	(394)	(810)

Change in Net Assets From Capital Transactions (See Note 6)
Class A	29,130	14,841	(1,342)	(8,106)
Class C	22,067	10,909	(3,979)	(6,514)
Class I	597,500	114,178	(653)	(146)
Class R6	32,554	32,466	—	—

Increase (decrease) in net assets from capital transactions	681,251	172,394	(5,974)	(14,766)

Net increase (decrease) in net assets	684,519	201,092	(3,861)	(14,177)

Net Assets
Beginning of period	245,078	43,986	44,382	58,559

End of period	$929,597	$245,078	$40,521	$44,382

Accumulated undistributed net investment income (loss) at end of period	$4,388	$959	$290	$190

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Rampart Equity Trend Fund		Rampart Multi-Asset Trend Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$(1,036)	$(253)	$227	$137
Net realized gain (loss)	62,877	54,229	4,913	6,518
Net change in unrealized appreciation (depreciation)	12,227	10,493	(2,296)	(2,842)

Increase (decrease) in net assets resulting from operations	74,068	64,469	2,844	3,813

Change in Net Assets From Capital Transactions (See Note 6)
Class A	(43,609)	(128,152)	(4,030)	(12,574)
Class C	(73,514)	(195,885)	(12,942)	(31,888)
Class I	(56,832)	(152,621)	(2,920)	(11,925)
Class R6	353	—	—

Increase (decrease) in net assets from capital transactions	(173,602)	(476,658)	(19,892)	(56,387)

Net increase (decrease) in net assets	(99,534)	(412,189)	(17,048)	(52,574)

Net Assets
Beginning of period	539,595	951,784	86,708	139,282

End of period	$440,061	$539,595	$69,660	$86,708

Accumulated undistributed net investment income (loss) at end of period	$(814)	$(676)	$79	$(151)

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Rampart Sector Trend Fund		Vontobel Global Opportunities Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2018	Year Ended September 30, 2017

Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$1,363	$2,444	$311	$211
Net realized gain (loss)	37,146	1,328	20,844	11,765
Net change in unrealized appreciation (depreciation)	(5,473)	22,855	2,604	22,951

Increase (decrease) in net assets resulting from operations	33,036	26,627	23,759	34,927

Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	(902)	(1,573)	(7)	(350)
Class C	(24)	(716)	—	—
Class I	(790)	(1,366)	(256)	(243)
Net Realized Gains:
Class A	—	—	(6,240)	(583)
Class B	—	—	—	(1)
Class C	—	—	(2,000)	(147)
Class I	—	—	(4,454)	(265)

Dividends and distributions to shareholders	(1,716)	(3,655)	(12,957)	(1,589)

Change in Net Assets From Capital Transactions (See Note 6)
Class A	(15,737)	(40,023)	(14,507)	(11,025)
Class B	—	—	—	(266)
Class C	(29,070)	(70,833)	923	2,706
Class I	(19,857)	(36,564)	536	17,234
Class R6	—	—	407	—

Increase (decrease) in net assets from capital transactions	(64,664)	(147,420)	(12,641)	8,649

Net increase (decrease) in net assets	(33,344)	(124,448)	(1,839)	41,987

Net Assets
Beginning of period	277,111	401,559	219,438	177,451

End of period	$243,767	$277,111	$217,599	$219,438

Accumulated undistributed net investment income (loss) at end of period	$575	$933	$178	$172

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

($ reported in thousands)

	Vontobel Greater European Opportunities Fund
	Year Ended September 30, 2018	Year Ended September 30, 2017

Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$63	$136
Net realized gain (loss)	2,205	1,426
Net change in unrealized appreciation (depreciation)	(2,206)	493

Increase (decrease) in net assets resulting from operations	62	2,055

Dividends and Distributions to Shareholders:
Net Investment income
Class A	(58)	(110)
Class C	(17)	(28)
Class I	(84)	(196)
Net Realized Gains:
Class A	(421)	—
Class C	(220)	—
Class I	(503)	—

Dividends and distributions to shareholders	(1,303)	(334)

Change in Net Assets From Capital Transactions (See Note 6)
Class A	(449)	(7,127)
Class C	(114)	(284)
Class I	(6,714)	(605)

Increase (decrease) in net assets from capital transactions	(7,277)	(8,016)

Net increase (decrease) in net assets	(8,518)	(6,295)

Net Assets
Beginning of period	16,254	22,549

End of period	$7,736	$16,254

Accumulated undistributed net investment income (loss) at end of period	$47	$86

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(8)		Ratio of Gross Expenses to Average Net Assets (before waivers, reimbursements and recaptures (where applicable))(3)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)		Portfolio Turnover Rate
Duff & Phelps Global
Infrastructure Fund
Class A
10/1/17 to 9/30/18	$15.00	0.28	(0.39)	(0.11)	(0.29)	(0.15)	(0.44)	(0.55)	$14.45	(0.75)%		$32,466	1.25%		1.25%	1.91%		36%
10/1/16 to 9/30/17	14.22	0.29	1.15	1.44	(0.28)	(0.38)	(0.66)	0.78	15.00	10.70	(13)	37,401	1.29	(13)	1.30	2.04	(13)	56
10/1/15 to 9/30/16	13.62	0.29	1.54	1.83	(0.33)	(0.90)	(1.23)	0.60	14.22	14.79		51,148	1.34	(12)	1.34	2.16		17
10/1/14 to 9/30/15	15.38	0.36	(1.60)	(1.24)	(0.39)	(0.13)	(0.52)	(1.76)	13.62	(8.27)		60,744	1.22		1.22	2.38		27
10/1/13 to 9/30/14	13.94	0.71	1.40	2.11	(0.67)	—	(0.67)	1.44	15.38	15.21		60,673	1.29		1.29	4.69		24

Class C
10/1/17 to 9/30/18	$14.94	0.17	(0.39)	(0.22)	(0.18)	(0.15)	(0.33)	(0.55)	$14.39	(1.54)%		$17,972	2.00%		2.00%	1.16%		36%
10/1/16 to 9/30/17	14.17	0.18	1.14	1.32	(0.17)	(0.38)	(0.55)	0.77	14.94	9.84	(13)	25,144	2.04	(13)	2.05	1.30	(13)	56
10/1/15 to 9/30/16	13.57	0.19	1.53	1.72	(0.22)	(0.90)	(1.12)	0.60	14.17	13.94		29,616	2.08	(12)	2.08	1.42		17
10/1/14 to 9/30/15	15.33	0.25	(1.59)	(1.34)	(0.29)	(0.13)	(0.42)	(1.76)	13.57	(8.94)		41,039	1.97		1.97	1.66		27
10/1/13 to 9/30/14	13.90	0.58	1.41	1.99	(0.56)	—	(0.56)	1.43	15.33	14.37		26,322	2.04		2.04	3.82		24

Class I
10/1/17 to 9/30/18	$15.00	0.31	(0.38)	(0.07)	(0.33)	(0.15)	(0.48)	(0.55)	$14.45	(0.52)%		$30,488	1.01%		1.01%	2.12%		36%
10/1/16 to 9/30/17	14.23	0.33	1.14	1.47	(0.32)	(0.38)	(0.70)	0.77	15.00	10.92	(13)	56,361	1.04	(13)	1.04	2.29	(13)	56
10/1/15 to 9/30/16	13.63	0.32	1.54	1.86	(0.36)	(0.90)	(1.26)	0.60	14.23	15.07		41,056	1.08	(12)	1.08	2.37		17
10/1/14 to 9/30/15	15.38	0.39	(1.58)	(1.19)	(0.43)	(0.13)	(0.56)	(1.75)	13.63	(7.98)		50,522	0.97		0.97	2.61		27
10/1/13 to 9/30/14	13.94	0.74	1.41	2.15	(0.71)	—	(0.71)	1.44	15.38	15.49		55,557	1.04		1.04	4.87		24

Class R6
1/30/18(6) to 9/30/18	$15.06	0.23	(0.60)	(0.37)	(0.24)	—	(0.24)	(0.61)	$14.45	(2.44)%		$11,561	0.93%		0.93%	2.41%		36	%(14)
Duff & Phelps Global Real
Estate Securities Fund
Class A
10/1/17 to 9/30/18	$28.64	0.74	1.38	2.12	(0.40)	(0.06)	(0.46)	1.66	$30.30	7.48%		$19,470	1.40%		2.51%	2.53%		41%
10/1/16 to 9/30/17	28.97	0.39	0.07	0.46	(0.72)	(0.07)	(0.79)	(0.33)	28.64	1.82		23,626	1.40		1.68	1.41		36
10/1/15 to 9/30/16	26.19	0.40	3.12	3.52	(0.33)	(0.41)	(0.74)	2.78	28.97	13.75		68,087	1.41	(12)	1.54	1.45		22
10/1/14 to 9/30/15	25.18	0.66	1.08	1.74	(0.64)	(0.09)	(0.73)	1.01	26.19	6.83		36,315	1.40		1.50	2.45		27
10/1/13 to 9/30/14	23.14	0.38	2.19	2.57	(0.36)	(0.17)	(0.53)	2.04	25.18	11.36		21,502	1.40		1.57	1.52		29

Class C
10/1/17 to 9/30/18	$28.12	0.50	1.36	1.86	(0.42)	(0.06)	(0.48)	1.38	$29.50	6.68%		$9,580	2.15%		2.21%	1.73%		41%
10/1/16 to 9/30/17	28.41	0.23	0.02	0.25	(0.47)	(0.07)	(0.54)	(0.29)	28.12	1.06		10,771	2.15		2.31	0.86		36
10/1/15 to 9/30/16	25.71	0.20	3.06	3.26	(0.15)	(0.41)	(0.56)	2.70	28.41	12.89		13,560	2.16	(12)	2.29	0.73		22
10/1/14 to 9/30/15	24.77	0.45	1.07	1.52	(0.49)	(0.09)	(0.58)	0.94	25.71	6.07		8,421	2.15		2.26	1.68		27
10/1/13 to 9/30/14	22.78	0.22	2.13	2.35	(0.19)	(0.17)	(0.36)	1.99	24.77	10.51		5,850	2.15		2.32	0.92		29

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(8)	Ratio of Gross Expenses to Average Net Assets (before waivers, reimbursements and recaptures (where applicable))(3)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover Rate
Duff & Phelps Global Real Estate Securities Fund
(Continued)
Class I
10/1/17 to 9/30/18	$28.77	0.80	—	1.39	2.19	(0.57)	(0.06)	(0.63)	1.56	$30.33	7.70%	$145,648	1.15%	1.19%	2.72%	41%
10/1/16 to 9/30/17	29.19	0.54	—	(0.02)	0.52	(0.87)	(0.07)	(0.94)	(0.42)	28.77	2.02	154,704	1.15	1.31	1.93	36
10/1/15 to 9/30/16	26.37	0.51	—	3.11	3.62	(0.39)	(0.41)	(0.80)	2.82	29.19	14.06	114,428	1.16	(12)	1.29	1.79	22
10/1/14 to 9/30/15	25.33	0.73	—	1.10	1.83	(0.70)	(0.09)	(0.79)	1.04	26.37	7.11	32,659	1.15	1.25	2.69	27
10/1/13 to 9/30/14	23.28	0.41	—	2.22	2.63	(0.41)	(0.17)	(0.58)	2.05	25.33	11.60	26,985	1.15	1.32	1.65	29

Class R6
10/1/17 to 9/30/18	$28.79	0.86	—	1.38	2.24	(0.60)	(0.06)	(0.66)	1.58	$30.37	7.90%	$6,611	1.00	%(7)	1.09%	2.92%	41%
11/3/16(6) to 9/30/17	26.78	0.50	2.47	2.97	(0.89)	(0.07)	(0.96)	2.01	28.79	11.39	7,791	1.04	1.12	1.92	36	(14)
Duff & Phelps International
Real Estate Securities
Fund
Class A
10/1/17 to 9/30/18	$6.93	0.30	—	0.30	0.60	(0.12)	—	(0.12)	0.48	$7.41	8.72%	$2,145	1.50%	1.85%	4.07%	38%
10/1/16 to 9/30/17	7.25	0.13	—	(0.01)	0.12	(0.44)	—	(0.44)	(0.32)	6.93	2.53	2,506	1.50	1.99	1.94	24
10/1/15 to 9/30/16	6.63	0.11	—	0.58	0.69	(0.07)	—	(0.07)	0.62	7.25	10.47	8,680	1.51	(12)	1.91	1.60	26
10/1/14 to 9/30/15	7.03	0.28	—	(0.21)	0.07	(0.47)	—	(0.47)	(0.40)	6.63	0.94	12,415	1.50	1.78	4.09	27
10/1/13 to 9/30/14	6.61	0.16	—	0.39	0.55	(0.13)	—	(0.13)	0.42	7.03	8.61	11,257	1.50	1.73	2.38	32

Class C
10/1/17 to 9/30/18	$6.89	0.25	—	0.30	0.55	(0.06)	—	(0.06)	0.49	$7.38	7.97%	$945	2.25%	2.59%	3.35%	38%
10/1/16 to 9/30/17	7.21	0.09	—	(0.02)	0.07	(0.39)	—	(0.39)	(0.32)	6.89	1.72	957	2.25	2.73	1.32	24
10/1/15 to 9/30/16	6.59	0.07	—	0.57	0.64	(0.02)	—	(0.02)	0.62	7.21	9.69	2,006	2.26	(12)	2.68	0.97	26
10/1/14 to 9/30/15	6.97	0.23	—	(0.20)	0.03	(0.41)	—	(0.41)	(0.38)	6.59	0.29	2,226	2.25	2.52	3.36	27
10/1/13 to 9/30/14	6.56	0.12	—	0.38	0.50	(0.09)	—	(0.09)	0.41	6.97	7.75	2,553	2.25	2.48	1.68	32

Class I
10/1/17 to 9/30/18	$6.94	0.28	—	0.34	0.62	(0.16)	—	(0.16)	0.46	$7.40	9.03%	$39,992	1.25%	1.53%	3.74%	38%
10/1/16 to 9/30/17	7.26	0.16	—	(0.03)	0.13	(0.45)	—	(0.45)	(0.32)	6.94	2.79	21,573	1.25	1.72	2.45	24
10/1/15 to 9/30/16	6.64	0.14	—	0.56	0.70	(0.08)	—	(0.08)	0.62	7.26	10.72	24,348	1.26	(12)	1.68	1.98	26
10/1/14 to 9/30/15	7.03	0.30	—	(0.20)	0.10	(0.49)	—	(0.49)	(0.39)	6.64	1.31	24,999	1.25	1.52	4.36	27
10/1/13 to 9/30/14	6.61	0.18	—	0.39	0.57	(0.15)	—	(0.15)	0.42	7.03	8.87	28,738	1.25	1.48	2.64	32
Herzfeld Fund
Class A
10/1/17 to 9/30/18	$12.15	0.26	0.31	0.28	0.85	(0.29)	(0.07)	(0.36)	0.49	$12.64	7.06%	$6,198	1.60%	1.62%	2.11%	69%
10/1/16 to 9/30/17	10.92	0.27	0.22	1.10	1.59	(0.36)	—	(0.36)	1.23	12.15	14.78	8,146	1.59	1.67	2.39	44
10/1/15 to 9/30/16	9.91	0.34	—	1.20	1.54	(0.43)	(0.10)	(0.53)	1.01	10.92	16.04	11,060	1.61	(12)	1.74	3.33	53
10/1/14 to 9/30/15	11.37	0.35	—	(1.12)	(0.77)	(0.37)	(0.32)	(0.69)	(1.46)	9.91	(7.17)	8,324	1.60	1.73	3.20	57
10/1/13 to 9/30/14	10.45	0.34	—	1.02	1.36	(0.36)	(0.08)	(0.44)	0.92	11.37	13.21	9,212	1.60	1.93	3.04	53

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Tax Return of Capital	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(8)	Ratio of Gross Expenses to Average Net Assets (before waivers, reimbursements and recaptures (where applicable))(3)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover Rate
Herzfeld Fund (Continued)
Class C
10/1/17 to 9/30/18	$12.10	0.16	0.29	0.31	0.76	(0.20)	(0.07)	—	(0.27)	0.49	$12.59	6.31%	$19,231	2.35%	2.36%	1.32%	69%
10/1/16 to 9/30/17	10.88	0.18	0.19	1.13	1.50	(0.28)	—	—	(0.28)	1.22	12.10	13.94	19,147	2.34	2.42	1.58	44
10/1/15 to 9/30/16	9.87	0.27	—	1.19	1.46	(0.35)	(0.10)	—	(0.45)	1.01	10.88	15.22	15,568	2.36	(12)	2.49	2.61	53
10/1/14 to 9/30/15	11.34	0.26	—	(1.11)	(0.85)	(0.30)	(0.32)	—	(0.62)	(1.47)	9.87	(7.94)	14,761	2.35	2.48	2.39	57
10/1/13 to 9/30/14	10.43	0.26	—	1.01	1.27	(0.28)	(0.08)	—	(0.36)	0.91	11.34	12.34	10,624	2.35	2.70	2.35	53

Class I
10/1/17 to 9/30/18	$12.17	0.29	0.29	0.31	0.89	(0.33)	(0.07)	—	(0.40)	0.49	$12.66	7.38%	$36,870	1.33%	1.35%	2.32%	69%
10/1/16 to 9/30/17	10.94	0.30	0.18	1.14	1.62	(0.39)	—	—	(0.39)	1.23	12.17	15.07	36,645	1.35	1.41	2.64	44
10/1/15 to 9/30/16	9.92	0.37	—	1.21	1.58	(0.46)	(0.10)	—	(0.56)	1.02	10.94	16.40	20,511	1.36	(12)	1.49	3.59	53
10/1/14 to 9/30/15	11.39	0.37	—	(1.12)	(0.75)	(0.40)	(0.32)	—	(0.72)	(1.47)	9.92	(7.01)	15,148	1.35	1.47	3.39	57
10/1/13 to 9/30/14	10.46	0.38	—	1.01	1.39	(0.38)	(0.08)	—	(0.46)	0.93	11.39	13.54	3,441	1.35	1.71	3.40	53
Horizon Wealth
Masters Fund
Class A
10/1/17 to 9/30/18	$17.07	(0.01)	—	1.89	1.88	—	(0.15)	—	(0.15)	1.73	$18.80	11.04%	$18,883	1.30	%(7)	1.47%	(0.05)%	27%
10/1/16 to 9/30/17	14.60	0.05	—	2.52	2.57	(0.10)	—	—	(0.10)	2.47	17.07	17.67	20,639	1.45	1.52	0.32	30
10/1/15 to 9/30/16	13.25	0.07	—	1.55	1.62	(0.03)	(0.24)	—	(0.27)	1.35	14.60	12.44	33,204	1.46	(12)	1.54	0.53	30
10/1/14 to 9/30/15	14.50	0.05	—	(0.98)	(0.93)	(0.05)	(0.27)	—	(0.32)	(1.25)	13.25	(6.74)	54,109	1.45	1.46	0.36	51
10/1/13 to 9/30/14	13.12	0.02	—	1.37	1.39	—	(0.01)	—	(0.01)	1.38	14.50	10.67	55,881	1.45	1.46	0.11	62

Class C
10/1/17 to 9/30/18	$16.65	(0.14)	—	1.85	1.71	—	(0.15)	—	(0.15)	1.56	$18.21	10.29%	$20,484	2.05	%(7)	2.23%	(0.80)%	27%
10/1/16 to 9/30/17	14.26	(0.07)	—	2.46	2.39	—	—	—	—	2.39	16.65	16.76	21,533	2.20	2.27	(0.48)	30
10/1/15 to 9/30/16	13.02	(0.03)	—	1.51	1.48	—	(0.24)	—	(0.24)	1.24	14.26	11.56	24,816	2.21	(12)	2.29	(0.22)	30
10/1/14 to 9/30/15	14.32	(0.06)	—	(0.97)	(1.03)	—	(0.27)	—	(0.27)	(1.30)	13.02	(7.41)	34,171	2.20	2.21	(0.39)	51
10/1/13 to 9/30/14	13.04	(0.09)	—	1.38	1.29	—	(0.01)	—	(0.01)	1.28	14.32	9.90	30,511	2.20	2.22	(0.65)	62

Class I
10/1/17 to 9/30/18	$17.12	0.04	—	1.90	1.94	—	(0.15)	—	(0.15)	1.79	$18.91	11.36%	$29,103	1.05	%(7)	1.22%	0.20%	27%
10/1/16 to 9/30/17	14.66	0.07	—	2.55	2.62	(0.16)	—	—	(0.16)	2.46	17.12	17.97	30,426	1.20	1.26	0.46	30
10/1/15 to 9/30/16	13.30	0.08	—	1.58	1.66	(0.06)	(0.24)	—	(0.30)	1.36	14.66	12.75	20,134	1.21	(12)	1.29	0.61	30
10/1/14 to 9/30/15	14.56	0.09	—	(1.00)	(0.91)	(0.08)	(0.27)	—	(0.35)	(1.26)	13.30	(6.53)	32,495	1.20	1.21	0.62	51
10/1/13 to 9/30/14	13.14	0.05	—	1.39	1.44	(0.01)	(0.01)	—	(0.02)	1.42	14.56	10.96	48,918	1.20	1.20	0.33	62
KAR Emerging Markets
Small-Cap Fund
Class A
10/1/17 to 9/30/18	$10.95	0.10	—	0.68	0.78	(0.07)	—	—	(0.07)	0.71	$11.66	7.10%	$4,658	1.85%	2.23%	0.83%	24%
10/1/16 to 9/30/17	9.29	0.15	—	1.68	1.83	(0.17)	—	—	(0.17)	1.66	10.95	20.12	1,647	1.84	2.97	1.47	28
10/1/15 to 9/30/16	7.85	0.18	—	1.41	1.59	(0.15)	—	—	(0.15)	1.44	9.29	20.66	382	1.86	(12)	3.77	2.18	34
10/1/14 to 9/30/15	10.32	0.16	—	(2.28)	(2.12)	(0.12)	(0.23)	—	(0.35)	(2.47)	7.85	(21.20)	332	1.85	3.62	1.73	35
12/17/13(6) to 9/30/14	10.00	0.18	—	0.16	0.34	(0.02)	—	—	(0.02)	0.32	10.32	3.45	217	1.85	4.82	2.25	44	(14)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(8)		Ratio of Gross Expenses to Average Net Assets (before waivers, reimbursements and recaptures (where applicable))(3)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover Rate
KAR Emerging Markets
Small-Cap Fund (Continued)
Class C
10/1/17 to 9/30/18	$10.96	0.01	—	0.68	0.69	—	—	—	0.69	$11.65	6.30%	$358	2.60%		2.90%	0.08%	24%
10/1/16 to 9/30/17	9.31	0.08	—	1.69	1.77	(0.12)	—	(0.12)	1.65	10.96	19.31	317	2.59		3.73	0.78	28
10/1/15 to 9/30/16	7.80	0.12	—	1.41	1.53	(0.02)	—	(0.02)	1.51	9.31	19.62	117	2.61	(12)	4.51	1.39	34
10/1/14 to 9/30/15	10.26	0.07	—	(2.24)	(2.17)	(0.06)	(0.23)	(0.29)	(2.46)	7.80	(21.68)	128	2.60		4.34	0.76	35
12/17/13(6) to 9/30/14	10.00	0.12	—	0.16	0.28	(0.02)	—	(0.02)	0.26	10.26	2.82	159	2.60		5.59	1.54	44	(14)

Class I
10/1/17 to 9/30/18	$10.99	0.14	—	0.67	0.81	(0.10)	—	(0.10)	0.71	$11.70	7.36%	$28,630	1.60%		1.93%	1.16%	24%
10/1/16 to 9/30/17	9.31	0.16	—	1.70	1.86	(0.18)	—	(0.18)	1.68	10.99	20.42	8,673	1.59		2.75	1.60	28
10/1/15 to 9/30/16	7.88	0.20	—	1.41	1.61	(0.18)	—	(0.18)	1.43	9.31	20.82	4,420	1.61	(12)	3.53	2.44	34
10/1/14 to 9/30/15	10.34	0.18	—	(2.28)	(2.10)	(0.13)	(0.23)	(0.36)	(2.46)	7.88	(20.96)	3,871	1.60		3.35	1.87	35
12/17/13(6) to 9/30/14	10.00	0.20	—	0.17	0.37	(0.03)	—	(0.03)	0.34	10.34	3.66	3,480	1.60		4.64	2.50	44	(14)
KAR International
Small-Cap Fund
Class A
10/1/17 to 9/30/18	$16.22	0.16	—	1.01	1.17	(0.08)	(0.16)	(0.24)	0.93	$17.15	7.31%	$47,909	1.60%		1.56%	0.92%	21%
10/1/16 to 9/30/17	13.01	0.16	—	3.34	3.50	(0.29)	—	(0.29)	3.21	16.22	27.42	18,479	1.60		1.66	1.07	27
10/1/15 to 9/30/16	10.85	0.21	—	2.38	2.59	(0.20)	(0.23)	(0.43)	2.16	13.01	24.58	1,985	1.61	(12)	1.87	1.80	40
10/1/14 to 9/30/15	13.70	0.17	—	(1.83)	(1.66)	(0.23)	(0.96)	(1.19)	(2.85)	10.85	(12.58)	1,916	1.60		1.74	1.41	64
10/1/13 to 9/30/14	13.20	0.47	—	0.41	0.88	(0.25)	(0.13)	(0.38)	0.50	13.70	6.65	2,477	1.60		1.73	3.31	44
Class C
10/1/17 to 9/30/18	$16.04	0.03	—	1.02	1.05	(0.04)	(0.16)	(0.20)	0.85	$16.89	6.60%	$35,966	2.31	%(11)	2.27%	0.18%	21%
10/1/16 to 9/30/17	12.92	0.06	—	3.29	3.35	(0.23)	—	(0.23)	3.12	16.04	26.41	13,442	2.35		2.41	0.38	27
10/1/15 to 9/30/16	10.72	0.12	—	2.37	2.49	(0.06)	(0.23)	(0.29)	2.20	12.92	23.76	1,465	2.36	(12)	2.63	1.02	40
10/1/14 to 9/30/15	13.63	0.08	—	(1.82)	(1.74)	(0.21)	(0.96)	(1.17)	(2.91)	10.72	(13.28)	1,464	2.35		2.49	0.65	64
10/1/13 to 9/30/14	13.16	0.24	—	0.54	0.78	(0.18)	(0.13)	(0.31)	0.47	13.63	5.89	1,194	2.35		2.49	1.73	44

Class I
10/1/17 to 9/30/18	$16.28	0.21	—	1.01	1.22	(0.10)	(0.16)	(0.26)	0.96	$17.24	7.58%	$773,571	1.35%		1.29%	1.20%	21%
10/1/16 to 9/30/17	13.04	0.20	—	3.35	3.55	(0.31)	—	(0.31)	3.24	16.28	27.73	176,216	1.35		1.42	1.33	27
10/1/15 to 9/30/16	10.89	0.23	—	2.40	2.63	(0.25)	(0.23)	(0.48)	2.15	13.04	24.94	40,424	1.36	(12)	1.62	1.95	40
10/1/14 to 9/30/15	13.74	0.21	—	(1.85)	(1.64)	(0.25)	(0.96)	(1.21)	(2.85)	10.89	(12.43)	40,512	1.35		1.49	1.70	64
10/1/13 to 9/30/14	13.21	0.36	—	0.57	0.93	(0.27)	(0.13)	(0.40)	0.53	13.74	7.04	46,599	1.35		1.49	2.57	44

Class R6
10/1/17 to 9/30/18	$16.28	0.18	—	1.07	1.25	(0.11)	(0.16)	(0.27)	0.98	$17.26	7.74%	$72,151	1.21	%(11)	1.20%	1.06%	21%
10/1/16 to 9/30/17	13.03	0.26	—	3.30	3.56	(0.31)	—	(0.31)	3.25	16.28	27.82	36,941	1.24		1.28	1.66	27
10/1/15 to 9/30/16	10.89	0.25	—	2.39	2.64	(0.27)	(0.23)	(0.50)	2.14	13.03	25.06	112	1.27	(12)	1.52	2.19	40
11/12/14(6) to 9/30/15	13.43	0.22	—	(1.55)	(1.33)	(0.25)	(0.96)	(1.21)	(2.54)	10.89	(10.41)	90	1.27		1.41	2.02	64	(14)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(8)		Ratio of Gross Expenses to Average Net Assets (before waivers, reimbursements and recaptures (where applicable))(3)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover Rate
Rampart
Alternatives
Diversifier Fund
Class A
10/1/17 to 9/30/18	$11.05	0.12	0.13	0.44	0.69	(0.11)	—	(0.11)	0.58	$11.63	6.25%	$10,348	0.71%		0.71%	1.06%	17%
10/1/16 to 9/30/17	10.89	0.18	0.22	(0.04)	0.36	(0.20)	—	(0.20)	0.16	11.05	3.34	11,118	0.74		0.74	1.65	4
10/1/15 to 9/30/16	9.99	0.08	0.31	0.58	0.97	(0.07)	—	(0.07)	0.90	10.89	9.74	19,171	0.74	(12)	0.74	0.80	56
10/1/14 to 9/30/15	11.31	0.19	0.09	(1.39)	(1.11)	(0.21)	—	(0.21)	(1.32)	9.99	(10.02)	25,377	0.64		0.64	1.77	46
10/1/13 to 9/30/14	10.97	0.15	0.07	0.25	0.47	(0.13)	—	(0.13)	0.34	11.31	4.28	39,076	0.65		0.65	1.32	27

Class C
10/1/17 to 9/30/18	$10.97	0.04	0.14	0.41	0.59	(0.06)	—	(0.06)	0.53	$11.50	5.40%	$9,948	1.46%		1.46%	0.39%	17%
10/1/16 to 9/30/17	10.73	0.09	0.19	—	0.28	(0.04)	—	(0.04)	0.24	10.97	2.65	13,354	1.50		1.50	0.80	4
10/1/15 to 9/30/16	9.90	— (5)	0.31	0.56	0.87	(0.04)	—	(0.04)	0.83	10.73	8.86	19,611	1.49	(12)	1.49	0.04	56
10/1/14 to 9/30/15	11.21	0.11	0.09	(1.39)	(1.19)	(0.12)	—	(0.12)	(1.31)	9.90	(10.66)	25,637	1.39		1.39	1.02	46
10/1/13 to 9/30/14	10.83	0.07	0.07	0.25	0.39	(0.01)	—	(0.01)	0.38	11.21	3.47	38,005	1.40		1.40	0.58	27

Class I
10/1/17 to 9/30/18	$11.03	0.16	0.13	0.42	0.71	(0.12)	—	(0.12)	0.59	$11.62	6.49%	$20,225	0.45%		0.45%	1.43%	17%
10/1/16 to 9/30/17	10.89	0.19	0.16	0.04	0.39	(0.25)	—	(0.25)	0.14	11.03	3.69	19,910	0.49		0.49	1.73	4
10/1/15 to 9/30/16	9.98	0.11	0.31	0.56	0.98	(0.07)	—	(0.07)	0.91	10.89	9.94	19,777	0.49	(12)	0.49	1.04	56
10/1/14 to 9/30/15	11.30	0.22	0.09	(1.39)	(1.08)	(0.24)	—	(0.24)	(1.32)	9.98	(9.77)	30,543	0.39		0.39	1.99	46
10/1/13 to 9/30/14	10.98	0.18	0.08	0.24	0.50	(0.18)	—	(0.18)	0.32	11.30	4.52	47,949	0.40		0.40	1.56	27
Rampart Equity Trend Fund
Class A
10/1/17 to 9/30/18	$13.60	0.01	—	2.18	2.19	—	—	—	2.19	$15.79	16.10%	$109,943	1.56	%(11)	1.56%	0.08%	57%
10/1/16 to 9/30/17	12.23	0.03	—	1.34	1.37	—	—	—	1.37	13.60	11.20	134,267	1.51	(7)	1.60	0.23	92
10/1/15 to 9/30/16	12.14	(0.01)	—	0.10	0.09	—	—	—	0.09	12.23	0.74	245,109	1.50	(7)(12)	1.58	(0.05)	229
10/1/14 to 9/30/15	17.39	(0.03)	—	(1.79)	(1.82)	(0.01)	(3.42)	(3.43)	(5.25)	12.14	(12.79)	520,337	1.60	(11)	1.60	(0.22)	674
10/1/13 to 9/30/14	15.52	0.06	—	2.29	2.35	(0.04)	(0.44)	(0.48)	1.87	17.39	15.31	2,044,955	1.61	(11)	1.61	0.36	227

Class C
10/1/17 to 9/30/18	$13.11	(0.09)	—	2.10	2.01	—	—	—	2.01	$15.12	15.33%	$218,543	2.29	%(11)	2.29%	(0.65)%	57%
10/1/16 to 9/30/17	11.88	(0.06)	—	1.29	1.23	—	—	—	1.23	13.11	10.35	257,078	2.21	(7)	2.35	(0.47)	92
10/1/15 to 9/30/16	11.87	(0.08)	—	0.09	0.01	—	—	—	0.01	11.88	0.08	423,675	2.16	(7)(12)	2.33	(0.69)	229
10/1/14 to 9/30/15	17.16	(0.13)	—	(1.76)	(1.89)	—	(3.40)	(3.40)	(5.29)	11.87	(13.45)	746,390	2.36	(11)	2.36	(0.97)	674
10/1/13 to 9/30/14	15.39	(0.06)	—	2.27	2.21	—	(0.44)	(0.44)	1.77	17.16	14.48	1,988,290	2.36	(11)	2.36	(0.38)	227

Class I
10/1/17 to 9/30/18	$13.71	0.05	—	2.21	2.26	—	—	—	2.26	$15.97	16.48%	$110,950	1.30	%(11)	1.30%	0.34%	57%
10/1/16 to 9/30/17	12.31	0.06	—	1.34	1.40	—	—	—	1.40	13.71	11.37	148,047	1.29	(7)	1.35	0.45	92
10/1/15 to 9/30/16	12.19	0.02	—	0.10	0.12	—	—	—	0.12	12.31	0.98	282,818	1.29	(7)(12)	1.33	0.16	229
10/1/14 to 9/30/15	17.42	0.01	—	(1.80)	(1.79)	(0.02)	(3.42)	(3.44)	(5.23)	12.19	(12.57)	594,460	1.35	(11)	1.35	0.04	674
10/1/13 to 9/30/14	15.54	0.10	—	2.30	2.40	(0.08)	(0.44)	(0.52)	1.88	17.42	15.61	3,840,271	1.36	(11)	1.36	0.62	227

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(8)	Ratio of Gross Expenses to Average Net Assets (before waivers, reimbursements and recaptures (where applicable))(3)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover Rate
Rampart Equity Trend Fund (Continued)
Class R6
10/1/17 to 9/30/18	$13.77	0.08	2.20	2.28	—	—	—	2.28	$16.05	16.56%	$625	1.20	%(11)	1.20%	0.50%	57%
10/1/16 to 9/30/17	12.34	0.08	1.35	1.43	—	—	—	1.43	13.77	11.59	203	1.16	(7)	1.23	0.58	92
10/1/15 to 9/30/16	12.20	0.06	0.08	0.14	—	—	—	0.14	12.34	1.15	182	1.10	(7)(12)	1.25	0.49	229
11/12/14(6) to 9/30/15	17.20	0.01	(1.57)	(1.56)	(0.02)	(3.42)	(3.44)	(5.00)	12.20	(11.39)	89	1.28	(11)	1.28	0.10	674	(14)
Rampart Multi-Asset
Trend Fund
Class A
10/1/17 to 9/30/18	$10.84	0.07	0.33	0.40	—	—	—	0.40	$11.24	3.69%	$14,744	1.63	%(11)	1.63%	0.67%	117%
10/1/16 to 9/30/17	10.31	0.05	0.48	0.53	—	—	—	0.53	10.84	5.14	18,160	1.65	(11)	1.65	0.52	167
10/1/15 to 9/30/16	9.94	(0.01)	0.39	0.38	(0.01)	—	(0.01)	0.37	10.31	3.82	29,798	1.61	(11)(12)	1.61	(0.07)	223
10/1/14 to 9/30/15	11.85	(0.02)	(0.92)	(0.94)	(0.04)	(0.93)	(0.97)	(1.91)	9.94	(8.58)	55,214	1.62	(11)	1.62	(0.15)	519
10/1/13 to 9/30/14	11.28	0.10	0.69	0.79	(0.07)	(0.15)	(0.22)	0.57	11.85	6.97	143,765	1.62	(11)	1.62	0.83	337

Class C
10/1/17 to 9/30/18	$10.53	(0.01)	0.32	0.31	—	—	—	0.31	$10.84	2.94%	$39,671	2.36	%(11)	2.36%	(0.08)%	117%
10/1/16 to 9/30/17	10.10	(0.02)	0.45	0.43	—	—	—	0.43	10.53	4.26	51,105	2.39	(11)	2.39	(0.23)	167
10/1/15 to 9/30/16	9.80	(0.08)	0.38	0.30	—	—	—	0.30	10.10	3.06	80,962	2.36	(11)(12)	2.36	(0.80)	223
10/1/14 to 9/30/15	11.73	(0.09)	(0.91)	(1.00)	—	(0.93)	(0.93)	(1.93)	9.80	(9.23)	139,223	2.36	(11)	2.37	(0.89)	519
10/1/13 to 9/30/14	11.19	0.01	0.68	0.69	—	(0.15)	(0.15)	0.54	11.73	6.15	331,980	2.35	(11)	2.37	0.09	337

Class I
10/1/17 to 9/30/18	$10.90	0.10	0.33	0.43	—	—	—	0.43	$11.33	3.94%	$15,245	1.39	%(11)	1.39%	0.90%	117%
10/1/16 to 9/30/17	10.34	0.08	0.48	0.56	—	—	—	0.56	10.90	5.42	17,443	1.40	(11)	1.40	0.76	167
10/1/15 to 9/30/16	9.99	0.02	0.38	0.40	(0.05)	—	(0.05)	0.35	10.34	3.97	28,522	1.36	(11)(12)	1.36	0.16	223
10/1/14 to 9/30/15	11.88	0.01	(0.91)	(0.90)	(0.06)	(0.93)	(0.99)	(1.89)	9.99	(8.36)	73,528	1.36	(11)	1.36	0.11	519
10/1/13 to 9/30/14	11.31	0.13	0.69	0.82	(0.10)	(0.15)	(0.25)	0.57	11.88	7.20	316,599	1.37	(11)	1.37	1.06	337
Rampart Sector Trend Fund
Class A
10/1/17 to 9/30/18	$12.20	0.10	1.56	1.66	(0.12)	—	(0.12)	1.54	$13.74	13.64%	$95,318	0.98%	0.98%	0.76%	324%
10/1/16 to 9/30/17	11.29	0.11	0.94	1.05	(0.14)	—	(0.14)	0.91	12.20	9.46	(13)	99,321	1.03	(13)	1.03	0.98	259
10/1/15 to 9/30/16	11.00	0.11	0.26	0.37	(0.08)	—	(0.08)	0.29	11.29	3.36	131,389	1.05	(12)	1.05	1.00	337
10/1/14 to 9/30/15	15.21	0.05	(0.71)	(0.66)	(0.05)	(3.50)	(3.55)	(4.21)	11.00	(6.19)	156,759	0.98	0.98	0.39	576
10/1/13 to 9/30/14	13.87	0.15	2.25	2.40	(0.13)	(0.93)	(1.06)	1.34	15.21	17.81	316,571	0.98	0.98	1.02	129

Class C
10/1/17 to 9/30/18	$11.94	—	(5)	1.53	1.53	—	(5)	—	—	1.53	$13.47	12.84%	$88,354	1.74%	1.74%	(0.01)%	324%
10/1/16 to 9/30/17	11.04	0.02	0.93	0.95	(0.05)	—	(0.05)	0.90	11.94	8.68	(13)	105,603	1.78	(13)	1.78	0.22	259
10/1/15 to 9/30/16	10.76	0.03	0.25	0.28	—	—	—	0.28	11.04	2.60	167,265	1.80	(12)	1.80	0.24	337
10/1/14 to 9/30/15	15.02	(0.04)	(0.69)	(0.73)	(0.02)	(3.51)	(3.53)	(4.26)	10.76	(6.86)	206,556	1.74	1.74	(0.34)	576
10/1/13 to 9/30/14	13.73	0.04	2.21	2.25	(0.03)	(0.93)	(0.96)	1.29	15.02	16.89	296,160	1.73	1.73	0.28	129

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(8)		Ratio of Gross Expenses to Average Net Assets (before waivers, reimbursements and recaptures (where applicable))(3)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)		Portfolio Turnover Rate
Rampart Sector Trend Fund (Continued)
Class I
10/1/17 to 9/30/18	$12.19	0.13	1.56	1.69	(0.15)	—	(0.15)	1.54	$13.73	13.94%		$60,095	0.74%		0.74%	0.99%		324%
10/1/16 to 9/30/17	11.28	0.14	0.94	1.08	(0.17)	—	(0.17)	0.91	12.19	9.77	(13)	72,187	0.78	(13)	0.78	1.22		259
10/1/15 to 9/30/16	11.02	0.13	0.27	0.40	(0.14)	—	(0.14)	0.26	11.28	3.65		102,905	0.80	(12)	0.80	1.21		337
10/1/14 to 9/30/15	15.21	0.08	(0.71)	(0.63)	(0.05)	(3.51)	(3.56)	(4.19)	11.02	(5.90)		169,977	0.73		0.73	0.65		576
10/1/13 to 9/30/14	13.87	0.19	2.25	2.44	(0.17)	(0.93)	(1.10)	1.34	15.21	18.08		313,147	0.73		0.73	1.29		129
Vontobel Global
Opportunities Fund
Class A
10/1/17 to 9/30/18	$16.22	0.02	1.68	1.70	— (5)	(0.90)	(0.90)	0.80	$17.02	10.80%		$104,081	1.40	%(11)	1.40%	0.12%		38%
10/1/16 to 9/30/17	13.69	0.02	2.64	2.66	(0.05)	(0.08)	(0.13)	2.53	16.22	19.54	(13)	113,151	1.45	(13)	1.46	0.05	(13)	37
10/1/15 to 9/30/16	12.32	0.05	1.35	1.40	(0.03)	—	(0.03)	1.37	13.69	11.38		105,967	1.47	(12)	1.48	0.37		29
10/1/14 to 9/30/15	12.12	0.05	0.21	0.26	(0.06)	—	(0.06)	0.20	12.32	2.15		87,769	1.45		1.45	0.42		40
10/1/13 to 9/30/14	11.07	0.08	1.04	1.12	(0.07)	—	(0.07)	1.05	12.12	10.18		77,738	1.48		1.46	0.70		41

Class C
10/1/17 to 9/30/18	$14.06	(0.09)	1.44	1.35	—	(0.90)	(0.90)	0.45	$14.51	9.92%		$32,003	2.16	%(11)	2.16%	(0.61)%		38%
10/1/16 to 9/30/17	11.93	(0.08)	2.29	2.21	—	(0.08)	(0.08)	2.13	14.06	18.61	(13)	30,065	2.21	(13)	2.22	(0.68	)(13)	37
10/1/15 to 9/30/16	10.79	(0.04)	1.18	1.14	—	—	—	1.14	11.93	10.57		23,070	2.23	(12)	2.24	(0.34)		29
10/1/14 to 9/30/15	10.66	(0.01)	0.16	0.15	(0.02)	—	(0.02)	0.13	10.79	1.42		14,431	2.21		2.21	(0.13)		40
10/1/13 to 9/30/14	9.76	— (5)	0.91	0.91	(0.01)	—	(0.01)	0.90	10.66	9.32		3,455	2.23		2.21	(0.04)		41

Class I
10/1/17 to 9/30/18	$16.23	0.07	1.67	1.74	(0.05)	(0.90)	(0.95)	0.79	$17.02	11.07%		$81,090	1.16	%(11)	1.16%	0.43%		38%
10/1/16 to 9/30/17	13.69	0.06	2.63	2.69	(0.07)	(0.08)	(0.15)	2.54	16.23	19.83	(13)	76,222	1.20	(13)	1.21	0.38	(13)	37
10/1/15 to 9/30/16	12.32	0.08	1.35	1.43	(0.06)	—	(0.06)	1.37	13.69	11.65		48,155	1.23	(12)	1.23	0.64		29
10/1/14 to 9/30/15	12.11	0.08	0.21	0.29	(0.08)	—	(0.08)	0.21	12.32	2.37		38,104	1.20		1.20	0.67		40
10/1/13 to 9/30/14	11.07	0.11	1.05	1.16	(0.12)	—	(0.12)	1.04	12.11	10.49		33,917	1.23		1.21	0.97		41

Class R6
1/30/18(6) to 9/30/18	$17.27	0.06	(0.30)	(0.24)	—	—	—	(0.24)	$17.03	1.39%		$425	1.11	%(11)	1.11%	0.56%		38	%(14)
Vontobel Greater European
Opportunities Fund
Class A
10/1/17 to 9/30/18	$17.62	0.13	(0.16)	(0.03)	(0.24)	(1.73)	(1.97)	(2.00)	$15.62	(0.49)%		$3,283	1.45%		2.20%	0.77%		22%
10/1/16 to 9/30/17	15.86	0.04	1.96	2.00	(0.24)	—	(0.24)	1.76	17.62	12.89		4,224	1.44		1.90	0.26		42
10/1/15 to 9/30/16	15.20	0.17	0.59	0.76	(0.10)	—	(0.10)	0.66	15.86	4.99		11,364	1.46	(12)	1.82	1.06		49
10/1/14 to 9/30/15	15.32	0.16	0.01	0.17	(0.10)	(0.19)	(0.29)	(0.12)	15.20	1.19		13,306	1.45		1.89	1.02		35
10/1/13 to 9/30/14	15.87	0.09	(0.22)	(0.13)	(0.06)	(0.36)	(0.42)	(0.55)	15.32	(0.88)		12,703	1.45		1.91	0.54		65

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(4)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(8)		Ratio of Gross Expenses to Average Net Assets (before waivers, reimbursements and recaptures (where applicable))(3)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets(3)	Portfolio Turnover Rate
Vontobel Greater European
Opportunities Fund (Continued)
Class C
10/1/17 to 9/30/18	$17.22	0.01	(0.15)	(0.14)	(0.13)	(1.73)	(1.86)	(2.00)	$15.22	(1.17)%	$1,827	2.20%		2.92%	0.07%	22%
10/1/16 to 9/30/17	15.58	(0.02)	1.86	1.84	(0.20)	—	(0.20)	1.64	17.22	12.06	2,208	2.19		2.66	(0.10)	42
10/1/15 to 9/30/16	14.95	0.04	0.59	0.63	—	—	—	0.63	15.58	4.21	2,292	2.23	(12)	2.58	0.26	49
10/1/14 to 9/30/15	15.08	0.05	0.01	0.06	— (5)	(0.19)	(0.19)	(0.13)	14.95	0.43	1,564	2.20		2.64	0.34	35
10/1/13 to 9/30/14	15.71	(0.02)	(0.23)	(0.25)	(0.02)	(0.36)	(0.38)	(0.63)	15.08	(1.62)	1,130	2.20		2.67	(0.12)	65

Class I
10/1/17 to 9/30/18	$17.65	0.12	(0.10)	0.02	(0.29)	(1.73)	(2.02)	(2.00)	$15.65	(0.19)%	$2,626	1.20%		1.89%	0.75%	22%
10/1/16 to 9/30/17	15.91	0.17	1.87	2.04	(0.30)	—	(0.30)	1.74	17.65	13.21	9,822	1.19		1.67	1.02	42
10/1/15 to 9/30/16	15.26	0.25	0.54	0.79	(0.14)	—	(0.14)	0.65	15.91	5.22	8,893	1.22	(12)	1.56	1.57	49
10/1/14 to 9/30/15	15.38	0.24	(0.02)	0.22	(0.15)	(0.19)	(0.34)	(0.12)	15.26	1.47	5,751	1.20		1.63	1.55	35
10/1/13 to 9/30/14	15.92	0.14	(0.24)	(0.10)	(0.08)	(0.36)	(0.44)	(0.54)	15.38	(0.64)	2,751	1.20		1.68	0.89	65

Footnote Legend

(1)	Calculated using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	Annualized for periods less than one year.
(4)	Not annualized for periods less than one year.
(5)	Amount is less than $0.005 per share.
(6)	Inception date.
(7)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(8)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(9)	See Note 4D in the Notes to Financial Statements for information on recapture of expense previously waived.
(10)	The Fund is currently under its expense limitation.
(11)	Net expense ratios include extraordinary proxy expenses.
(12)

State Street Bank & Trust, custodian for some of the Funds through January 29, 2010, reimbursed the Funds for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets. If included the impact would have been to lower the Ratio of Net Expenses to Average Net Assets and increase the Ratio of Net Investment Income (Loss) to Average Net Assets as follows:

Duff& Phelps Global Infrastructure Fund		Rampart Sector Trend Fund		VontobelGlobal Opportunities Fund
Class A	—*	Class A	—*	Class A	0.06%
Class C	—*	Class C	—*	Class C	0.05%
Class I	—*	Class I	—*	Class I	0.05%

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Custody fees reimbursed were included in Total Return. If excluded the impact would have been to lower the Total Return as follows:

Duff& Phelps Global Infrastructure Fund		Rampart Sector Trend Fund		VontobelGlobal Opportunities Fund
Class A	—*	Class A	—*	Class A	0.06%
Class C	—*	Class C	—*	Class C	0.05%
Class I	—*	Class I	—*	Class I	0.05%

*	no impact

(13)	Portfolio Turnover is representative of the Fund for the entire year.

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report, 24 funds of the Trust are offered for sale, of which 13 (each a “Fund”) are reported in this annual report.

Each Fund has a distinct investment objective and all of the Funds except the Herzfeld Fund are diversified. Each Fund’s investment objective is outlined in its respective summary page. There is no guarantee that a Fund will achieve its objective(s).

All of the Funds offer Class A shares, Class C shares, and Class I shares. The Duff & Phelps Global Infrastructure Fund, Duff & Phelps Global Real Estate Securities Fund, KAR International Small-Cap Fund, Rampart Equity Trend Fund, and Vontobel Global Opportunities Fund also offer Class R6 shares. Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% – 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a sales charge or CDSC.

Class R6 shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457 plans, profit-sharing plans, money purchase pension plans, and defined benefit plans and nonqualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the Funds. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a minimum initial investment requirement. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments on Class R6 shares.

The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels.

The Fund’s policy is to recognize transfers into or out of the Level 3 at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.

A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2018, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2015 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

E.	Expenses

Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Transactions

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Securities Lending

($ reported in thousands)

Certain Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when a Fund lends securities the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

At September 30, 2018, the following Funds had securities on loan (reported in thousands):

Fund	Market Value	Cash Collateral
Herzfeld Fund	$1,639	$1,681
Horizon Wealth Masters Fund	3,827	4,722

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.

A.	Foreign Currency Contracts

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by a Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of the contract changes unfavorably due to movements in the value of the referenced foreign currencies. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

B.	Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. Certain Funds may purchase or write both put and call options on portfolio securities for hedging purposes or to facilitate the rapid implementation of investment strategies if the Fund anticipates a significant market or sector advance. A Fund doing so is subject to equity price risk in the normal course of pursuing its investment objectives.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. Holdings of the Fund designated to cover outstanding written options are noted in the Schedules of Investments. Purchased options are reported as an asset within “Investment securities at value” in the Statement of Assets and Liabilities. Written options are reported as a liability within “Written options at value.” Changes in value of the purchased option are included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options are included in “Net change in unrealized appreciation (depreciation) on written options.” in the Statement of Operations.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain/(loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain/(loss) on written options” in the Statement of Operations.

The risk in writing call options is that the Fund gives up the opportunity for profit if the market price/foreign currency rate of the referenced security/currency increases and the option is exercised. The risk in writing put options is that the Fund may incur a loss if the market price/foreign currency rate of the referenced security/currency decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value.

Note 4. Investment Advisory Fees and Related Party Transactions

A.	Investment Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Trust. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.

As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, based upon the following annual rates as a percentage of the average daily net assets of the following Funds:

	First $2 Billion	$2+ Billion through $4 Billion	$4+ Billion
Rampart Multi-Asset Trend Fund	1.00%	0.95%	0.90%

	First $1 Billion	$1+ Billion
Herzfeld Fund	1.00%	0.95%
Horizon Wealth Masters Fund	0.85	0.80
KAR Emerging Markets Small-Cap Fund	1.20	1.15
KAR International Small-Cap Fund	1.00	0.95
Rampart Equity Trend Fund	1.00	0.95
Rampart Sector Trend Fund	0.45	0.40
Vontobel Greater European Opportunities Fund	0.85	0.80

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

	First $1 Billion	$1+ Billion through $2 Billion	$2+ Billion
Duff & Phelps Global Infrastructure Fund	0.65%	0.60%	0.55%
Duff & Phelps Global Real Estate Securities Fund	0.85	0.80	0.75
Duff & Phelps International Real Estate Securities Fund	1.00	0.95	0.90
Vontobel Global Opportunities Fund	0.85	0.80	0.75

Rampart Alternatives Diversifier Fund – the Adviser has discontinued charging an advisory fee.

B.	Subadvisers

The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the period is as follows:

Fund	Subadviser	Fund	Subadviser
Duff & Phelps Global Infrastructure Fund	DPIM(1)	KAR International Small-Cap Fund	KAR(2)
Duff & Phelps Global Real Estate Securities Fund	DPIM(1)	Rampart Alternatives Diversifier Fund	Rampart(3)
Duff & Phelps International Real Estate Securities Fund	DPIM(1)	Rampart Equity Trend Fund	Rampart(3)
Herzfeld Fund	Thomas J. Herzfeld Advisors, Inc.	Rampart Multi-Asset Trend Fund	Rampart(3)
		Rampart Sector Trend Fund	Rampart(3)
Horizon Wealth Masters Fund	Horizon Asset Management, LLC	Vontobel Global Opportunities Fund	Vontobel(4)
KAR Emerging Markets Small-Cap Fund	KAR(2)	Vontobel Greater European Opportunities Fund	Vontobel(4)

(1)	Duff & Phelps Investment Management Co., an indirect, wholly-owned subsidiary of Virtus.
(2)	Kayne Anderson Rudnick Investment Management, LLC, an indirect, wholly-owned subsidiary of Virtus.
(3)	Rampart Investment Management Co. LLC, an indirect, wholly-owned subsidiary of Virtus.
(4)	Vontobel Asset Management, Inc.

C.	Expense Limits and Fee Waivers

The Adviser has contractually agreed to limit certain Funds’ annual total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any), so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through January 31, 2019. The waivers and reimbursements are calculated daily and received monthly.

	Class A	Class C	Class I	Class R6
Duff & Phelps Global Real Estate Securities Fund	1.40%	2.15%	1.15%	0.95	%#
Duff & Phelps International Real Estate Securities Fund	1.50	2.25	1.25	N/A
Herzfeld Fund	1.60	2.35	1.35	N/A
Horizon Wealth Masters Fund*	1.25	2.00	1.00	N/A
KAR Emerging Markets Small-Cap Fund	1.85	2.60	1.60	N/A
KAR International Small-Cap Fund	1.60	2.35	1.35	1.24
Rampart Equity Trend Fund†	1.60	2.35	1.35	1.26
Rampart Multi-Asset Trend Fund†	1.75	2.50	1.50	N/A
Vontobel Global Opportunities Fund†	1.55	2.30	1.30	1.27
Vontobel Greater European Opportunities Fund	1.45	2.20	1.20	N/A

†	Each share class is currently below its expense cap.
*	Effective January 1, 2018. For the period October 1, 2017, through December 31, 2017, the expense caps were as follows for Class A, Class C, and Class I, respectively: 1.45%, 2.20%, and 1.20%.
#	Effective March 29, 2018. For the period October 1, 2017, through March 28, 2018, the expense cap was 1.04% for Class R6.

D.	Expense Recapture

($ reported in thousands)

Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements, within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser-reimbursed expenses may be recaptured by the fiscal year ending:

Fund	2019	2020	2021	Total
Duff & Phelps Global Real Estate Securities Fund
Class A	$63	$107	$235	$405
Class C	13	19	7	39
Class I	83	218	66	367
Class R6	—	1	7	8
Duff & Phelps International Real Estate Securities Fund
Class A	43	26	9	78
Class C	9	6	4	19
Class I	100	98	93	291

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Fund	2019		2020		2021		Total
Herzfeld Fund
Class A	$8		$6		$3		$17
Class C	18		12		3		33
Class I	24		19		1		44
Horizon Wealth Masters Fund
Class A	34		19		34		87
Class C	24		17		38		79
Class I	19		19		51		89
KAR Emerging Markets Small-Cap Fund
Class A	6		9		8		23
Class C	2		2		1		5
Class I	78		69		56		203
Rampart Equity Trend Fund
Class A	284		164		—		448
Class C	998		474		—	*	1,472
Class I	158		119		—		277
Class R6	—	*	—	*	—		—	*
Vontobel Greater European Opportunities Fund
Class A	48		25		30		103
Class C	6		10		15		31
Class I	37		56		30		123

*	Amount is less than $500.

E.	Distributor

($ reported in thousands)

VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the fiscal year (the “period”) ended September 30, 2018, it retained net commissions of $91 of Class A shares and CDSC of $2 and $19 for Class A shares and Class C shares, respectively.

In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25%(1) for Class A shares and 1.00%(1)(2) for Class C shares; Class I shares and Class R6 shares are not subject to a 12b-1 Plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

(1)	Some of the Funds invest in ETFs. In addition to the fees listed, the Funds bear their proportionate shares of any distribution and shareholder servicing fees of the ETFs.
(2)

The Funds’ distributor has contractually agreed to waive its 12b-1 fees applicable to Class C shares to the extent that the Funds’ investments in underlying ETFs with their own 12b-1 fees would otherwise cause the total 12b-1 fees paid directly or indirectly by the Fund to exceed the limits set forth in applicable law or regulation.

F.	Administrator and Transfer Agent

($ reported in thousands)

Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.

For the period ended September 30, 2018, the Funds incurred administration fees in aggregate totaling $1,991 which are included in the Statements of Operations within the line item “Administration and accounting fees”. The fees are calculated daily and paid monthly.

For the period ended September 30, 2018, the Funds incurred transfer agent fees in aggregate totaling $2,777 which are included in the Statements of Operations within the line items “Transfer agent fees and expenses” and “Sub-transfer agent fees and expenses.” A portion of these fees was paid to outside entities that also provide services to the Trust. The fees are calculated daily and paid monthly.

G.	Affiliated Shareholders

($ reported in thousands)

At September 30, 2018, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of certain Funds which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Duff & Phelps Global Infrastructure Fund
Class R6	658,092	$9,509
Duff & Phelps Global Real Estate Securities Fund
Class I	122,340	3,711
Class R6	194,653	5,912
Duff & Phelps International Real Estate Securities Fund
Class I	539,551	3,993

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

	Shares	Aggregate Net Asset Value
KAR Emerging Markets Small-Cap Fund
Class A	10,853	$127
Class C	10,485	122
Class I	306,330	3,584
KAR International Small-Cap Fund
Class R6	213,784	3,690
Rampart Equity Trend Fund
Class R6	14,720	236
Vontobel Global Opportunities Fund
Class R6	5,807	99

H.	Investments in Affiliates

($ reported in thousands)

A summary of the Rampart Alternatives Diversifier Fund’s total long-term and short-term purchases and sales of the respective shares of the affiliated underlying funds(1) during the period ended September 30, 2018, is as follows:

	Value, beginning of period	Purchases(2)	Sales Proceeds	Net realized gain (loss) on affiliated funds	Net change in unrealized appreciation (depreciation) on affiliated funds	Value, end of period	Shares	Dividend Income	Distributions of Realized Gains
AFFILIATED MUTUAL FUNDS(2)—49.0%

Equity Funds—40%
Duff & Phelps Global Infrastructure Fund, Class I(3)	$7,267	$112	$5,124	$125	$(2,380)	$—	—	$45	$67
Duff & Phelps Global Infrastructure Fund, Class R6(3)	—	4,863	930	268	1,754	5,955	412,097	100	—
Duff & Phelps Global Real Estate Securities Fund, Class I(3)	4,029	229	740	192	—	3,710	122,340	76	7
Duff & Phelps International Real Estate Securities Fund, Class I(3)	4,466	260	1,025	233	59	3,993	539,551	100	—
Duff & Phelps Real Estate Securities Fund, Class I(3)	2,922	549	600	55	(418)	2,508	93,895	39	410

Fixed Income Fund—9%
Newfleet Senior Floating Rate Fund, Class I(3)	4,111	316	755	2	(9)	3,665	389,892	178	—

	$22,795	$6,329	$9,174	$875	$(994)	$19,831		$538	$484

(1)

The Rampart Alternatives Diversifier Fund does not invest in the underlying funds for the purpose of exercising management or control; however, investments made by the Fund within each of its principal investment strategies may represent a significant portion of an underlying fund’s net assets. At September 30, 2018, the Fund was the owner of record of less than 10% of each affiliated underlying fund.

(2)	Includes reinvested dividends from income and capital gain distributions.
(3)	Shares of these funds are publicly offered, and the prospectus and annual report of each are publicly available.

I.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” on the Statement of Assets and Liabilities at September 30, 2018.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended September 30, 2018, were as follows:

	Purchases	Sales
Duff & Phelps Global Infrastructure Fund	$37,522	$60,345
Duff & Phelps Global Real Estate Securities Fund	74,364	98,842
Duff & Phelps International Real Estate Securities Fund	29,187	12,115
Herzfeld Fund	48,416	40,594
Horizon Wealth Masters Fund	18,759	30,274
KAR Emerging Markets Small-Cap Fund	23,558	4,233
KAR International Small-Cap Fund	696,625	95,307
Rampart Alternatives Diversifier Fund	7,141	13,636
Rampart Equity Trend Fund	274,590	450,340

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

	Purchases	Sales
Rampart Multi-Asset Trend Fund	$87,315	$118,657
Rampart Sector Trend Fund	827,853	893,873
Vontobel Global Opportunities Fund	85,391	105,469
Vontobel Greater European Opportunities Fund	2,217	10,637

There were no purchases or sales of long-term U.S. Government and agency securities for the Funds during the period ended September 30, 2018.

Note 6. Capital Share Transactions

(reported in thousands)

Transactions in shares of capital stock, during the periods ended as indicated below, were as follows:

	Duff & Phelps Global Infrastructure Fund				Duff & Phelps Global Real Estate Securities Fund
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2018		Year Ended September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	201	$3,002	702	$9,629	169	$4,993	569	$15,499
Reinvestment of distributions	69	1,014	146	1,965	10	285	49	1,295
Shares repurchased	(516)	(7,569)	(1,951)	(27,011)	(361)	(10,594)	(2,143)	(57,741)

Net Increase / (Decrease)	(246)	$(3,553)	(1,103)	$(15,417)	(182)	$(5,316)	(1,525)	$(40,947)

Class C
Sale of shares	55	$814	217	$2,983	42	$1,194	73	$1,939
Reinvestment of distributions	31	452	68	912	6	171	9	237
Shares repurchased	(521)	(7,591)	(693)	(9,593)	(107)	(3,045)	(176)	(4,735)

Net Increase / (Decrease)	(435)	$(6,325)	(408)	$(5,698)	(59)	$(1,680)	(94)	$(2,559)

Class I
Sale of shares	548	$8,108	2,260	$31,812	1,742	$51,658	3,140	$85,671
Reinvestment of distributions	93	1,367	134	1,843	112	3,250	157	4,220
Shares repurchased	(2,288)	(33,584)	(1,523)	(21,463)	(2,429)	(70,923)	(1,839)	(50,875)

Net Increase / (Decrease)	(1,647)	$(24,109)	871	$12,192	(575)	$(16,015)	1,458	$39,016

Class R6
Sale of shares	909	$13,479	—	$—	36	$1,072	284	$8,017
Reinvestment of distributions	12	172	—	—	6	172	— (1)	3
Shares repurchased	(121)	(1,763)	—	—	(95)	(2,863)	(13)	(380)

Net Increase / (Decrease)	800	$11,888	—	$—	(53)	$(1,619)	271	$7,640

	Duff & Phelps International Real Estate Securities Fund				Herzfeld Fund
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2018		Year Ended September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	32	$237	90	$591	309	$3,816	571	$6,540
Reinvestment of distributions	5	40	84	505	19	235	24	277
Shares repurchased	(110)	(805)	(1,009)	(6,526)	(509)	(6,360)	(938)	(10,697)

Net Increase / (Decrease)	(73)	$(528)	(835)	$(5,430)	(181)	$(2,309)	(343)	$(3,880)

Class C
Sale of shares	26	$183	8	$55	227	$2,820	460	$5,183
Reinvestment of distributions	1	8	15	88	33	410	39	447
Shares repurchased	(38)	(281)	(162)	(1,036)	(315)	(3,909)	(347)	(3,998)

Net Increase / (Decrease)	(11)	$(90)	(139)	$(893)	(55)	$(679)	152	$1,632

Class I
Sale of shares	3,267	$24,362	1,130	$7,371	1,016	$12,659	2,471	$28,062
Reinvestment of distributions	69	499	238	1,434	97	1,208	96	1,119
Shares repurchased	(1,041)	(7,726)	(1,612)	(10,400)	(1,212)	(15,137)	(1,430)	(16,587)

Net Increase / (Decrease)	2,295	$17,135	(244)	$(1,595)	(99)	$(1,270)	1,137	$12,594

(1)	Amount is less than 500 shares.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

	Horizon Wealth Masters Fund				KAR Emerging Markets Small-Cap Fund
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2018		Year Ended September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	57	$1,021	163	$2,547	427	$5,081	136	$1,445
Reinvestment of distributions	9	163	13	207	1	7	1	10
Shares repurchased	(271)	(4,885)	(1,241)	(19,508)	(178)	(2,090)	(28)	(282)

Net Increase / (Decrease)	(205)	$(3,701)	(1,065)	$(16,754)	250	$2,998	109	$1,173

Class C
Sale of shares	53	$931	106	$1,635	13	$155	16	$169
Reinvestment of distributions	9	158	—	—	—	—	— (1)	2
Shares repurchased	(230)	(4,018)	(553)	(8,446)	(11)	(131)	— (1)	(4)

Net Increase / (Decrease)	(168)	$(2,929)	(447)	$(6,811)	2	$24	16	$167

Class I
Sale of shares	239	$4,372	1,013	$16,032	1,860	$22,164	384	$4,056
Reinvestment of distributions	13	233	13	198	8	97	10	93
Shares repurchased	(491)	(8,917)	(622)	(9,837)	(211)	(2,500)	(80)	(827)

Net Increase / (Decrease)	(239)	$(4,312)	404	$6,393	1,657	$19,761	314	$3,322

	KAR International Small-Cap Fund				Rampart Alternatives Diversifier Fund
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2018		Year Ended September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	3,206	$56,125	1,332	$19,861	164	$1,870	270	$2,927
Reinvestment of distributions	21	336	5	76	8	96	22	240
Shares repurchased	(1,573)	(27,331)	(351)	(5,096)	(289)	(3,308)	(1,048)	(11,273)

Net Increase / (Decrease)	1,654	$29,130	986	$14,841	(117)	$(1,342)	(756)	$(8,106)

Class C
Sale of shares	1,503	$25,725	771	$11,570	15	$173	25	$268
Reinvestment of distributions	13	205	3	29	6	64	5	53
Shares repurchased	(224)	(3,863)	(49)	(690)	(373)	(4,216)	(640)	(6,835)

Net Increase / (Decrease)	1,292	$22,067	725	$10,909	(352)	$(3,979)	(610)	$(6,514)

Class I
Sale of shares	38,418	$674,226	8,528	$126,312	581	$6,663	808	$8,672
Reinvestment of distributions	205	3,334	94	1,288	18	202	42	449
Shares repurchased	(4,585)	(80,060)	(897)	(13,422)	(663)	(7,518)	(861)	(9,267)

Net Increase / (Decrease)	34,038	$597,500	7,725	$114,178	(64)	$(653)	(11)	$(146)

Class R6
Sale of shares	2,462	$42,126	2,429	$35,194	—	$—	—	$—
Reinvestment of distributions	52	839	7	107	—	—	—	—
Shares repurchased	(602)	(10,411)	(175)	(2,835)	—	—	—	—

Net Increase / (Decrease)	1,912	$32,554	2,261	$32,466	—	$—	—	$—

(1)	Amount is less than 500 shares.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

	Rampart Equity Trend Fund				Rampart Multi-Asset Trend Fund
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2018		Year Ended September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	274	$4,147	402	$5,102	202	$2,287	70	$729
Reinvestment of distributions	—	—	—	—	—	—	—	—
Shares repurchased	(3,189)	(47,756)	(10,567)	(133,254)	(566)	(6,317)	(1,284)	(13,303)

Net Increase / (Decrease)	(2,915)	$(43,609)	(10,165)	$(128,152)	(364)	$(4,030)	(1,214)	$(12,574)

Class C
Sale of shares	109	$1,569	185	$2,274	86	$940	108	$1,092
Reinvestment of distributions	—	—	—	—	—	—	—	—
Shares repurchased	(5,260)	(75,083)	(16,244)	(198,159)	(1,279)	(13,882)	(3,274)	(32,980)

Net Increase / (Decrease)	(5,151)	$(73,514)	(16,059)	$(195,885)	(1,193)	$(12,942)	(3,166)	$(31,888)

Class I
Sale of shares	1,282	$19,512	3,598	$46,378	376	$4,197	296	$3,118
Reinvestment of distributions	—	—	—	—	—	—	—	—
Shares repurchased	(5,131)	(76,344)	(15,780)	(198,999)	(630)	(7,117)	(1,453)	(15,043)

Net Increase / (Decrease)	(3,849)	$(56,832)	(12,182)	$(152,621)	(254)	$(2,920)	(1,157)	$(11,925)

Class R6
Sale of shares	24	$353	—	$—	—	$—	—	$—

Net Increase / (Decrease)	24	$353	—	$—	—	$—	—	$—

	Rampart Sector Trend Fund				Vontobel Global Opportunities Fund
	Year Ended September 30, 2018		Year Ended September 30, 2017		Year Ended September 30, 2018		Year Ended September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	275	$3,599	1,370	$15,660	477	$7,932	1,510	$22,056
Conversion from Class B shares(2)	—	—	—	—	—	—	10	149
Reinvestment of distributions	54	696	124	1,376	359	5,810	64	855
Shares repurchased	(1,537)	(20,032)	(4,990)	(57,059)	(1,695)	(28,249)	(2,347)	(34,085)

Net Increase / (Decrease)	(1,208)	$(15,737)	(3,496)	$(40,023)	(859)	$(14,507)	(763)	$(11,025)

Class B
Reinvestment of distributions	—	$—	—	$—	—	$—	— (1)	$1
Shares repurchased	—	—	—	—	—	—	(10)	(119)
Conversion to Class A shares(2)	—	—	—	—	—	—	(12)	(148)

Net Increase / (Decrease)	—	$—	—	$—	—	$—	(22)	$(266)

Class C
Sale of shares	127	$1,638	639	$7,011	442	$6,289	666	$8,575
Reinvestment of distributions	2	22	52	569	136	1,893	12	139
Shares repurchased	(2,415)	(30,730)	(6,991)	(78,413)	(511)	(7,259)	(474)	(6,008)

Net Increase / (Decrease)	(2,286)	$(29,070)	(6,300)	$(70,833)	67	$923	204	$2,706

Class I
Sale of shares	792	$10,251	3,160	$35,992	2,420	$40,329	2,580	$38,503
Reinvestment of distributions	58	744	107	1,180	195	3,157	14	185
Shares repurchased	(2,396)	(30,852)	(6,464)	(73,736)	(2,547)	(42,950)	(1,416)	(21,454)

Net Increase / (Decrease)	(1,546)	$(19,857)	(3,197)	$(36,564)	68	$536	1,178	$17,234

Class R6
Sale of shares	—	$—	—	$—	89	$1,496	—	$—
Reinvestment of distributions	—	—	—	—	—	—	—	—
Shares repurchased	—	—	—	—	(64)	(1,089)	—	—

Net Increase / (Decrease)	—	$—	—	$—	25	$407	—	$—

(1)	Amount is less than 500 shares.
(2)	See Note 1 in Notes to Financial Statements for more information.

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

	Vontobel Greater European Opportunities Fund
	Year Ended September 30, 2018		Year Ended September 30, 2017
	SHARES	AMOUNT	SHARES	AMOUNT

Class A
Sale of shares	50	$821	113	$1,829
Reinvestment of distributions	30	476	8	110
Shares repurchased	(110)	(1,746)	(597)	(9,066)

Net Increase / (Decrease)	(30)	$(449)	(476)	$(7,127)

Class C
Sale of shares	20	$319	33	$533
Reinvestment of distributions	15	237	2	28
Shares repurchased	(43)	(670)	(54)	(845)

Net Increase / (Decrease)	(8)	$(114)	(19)	$(284)

Class I
Sale of shares	72	$1,173	847	$13,291
Reinvestment of distributions	37	587	14	196
Shares repurchased	(497)	(8,474)	(863)	(14,092)

Net Increase / (Decrease)	(388)	$(6,714)	(2)	$(605)

Note 7. Indemnifications

Under the Trust’s organizational documents, and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.

Note 8. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadvisers to accurately predict risk.

Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At September 30, 2018, the following Funds held securities issued by various companies in specific sectors as detailed below:

Fund	Sector	Percentage of Total Investments
Duff & Phelps Global Infrastructure Fund	Utilities	41%
Duff & Phelps Global Infrastructure Fund	Industrials	29%
Duff & Phelps Global Real Estate Fund	Real Estate Operating Companies	25%
Duff & Phelps International Real Estate Securities Fund	Real Estate Operating Companies	47%
Horizon Wealth Masters Fund	Consumer Discretionary	34%
KAR Emerging Markets Small-Cap Fund	Information Technology	29%
KAR International Small-Cap Fund	Information Technology	33%
Vontobel Greater European Opportunities Fund	Consumer Staples	26%

Note 9. 10% Shareholders

As of September 30, 2018, certain Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of each such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts
Duff & Phelps Global Real Estate Securities Fund#	36%	3
Duff & Phelps International Real Estate Securities Fund#	58	2
Herzfeld Fund	51	3
Horizon Wealth Masters Fund	13	1

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

	% of Shares Outstanding	Number of Accounts
KAR Emerging Markets Small-Cap Fund	55%	2	*
KAR International Small-Cap Fund	59	4
Rampart Equity Trend Fund	22	2
Rampart Multi-Asset Trend Fund	23	1
Rampart Sector Trend Fund	10	1
Vontobel Global Opportunities Fund	13	1
Vontobel Greater European Opportunities Fund	46	3

*	Includes affiliated shareholder account.
#

The Fund is owned by Rampart Alternatives Diversifier Fund. Rampart Alternatives Diversifier Fund does not invest in the underlying Funds for the purpose of exercising management or control; however, investments made may represent a significant portion of an underlying Fund’s net assets. At September 30, 2018, the affiliated funds held by the Rampart Alternatives Diversifier Fund were less than 10% each.

Note 10. Federal Income Tax Information

($ reported in thousands)

At September 30, 2018, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Funds were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Duff & Phelps Global Infrastructure Fund	$81,665	$13,220	$(3,575)	$9,645
Duff & Phelps Global Real Estate Securities Fund	155,078	24,110	(3,191)	20,919
Duff & Phelps International Real Estate Securities Fund	39,387	3,816	(848)	2,968
Herzfeld Fund	59,907	4,580	(631)	3,949
Horizon Wealth Masters Fund	56,839	17,925	(1,781)	16,144
KAR Emerging Markets Small-Cap Fund	32,843	2,405	(1,582)	823
KAR International Small-Cap Fund	892,814	43,209	(23,825)	19,384
Rampart Alternatives Diversifier Fund	58,401	5,057	(24,321)	(19,264)
Rampart Equity Trend Fund	328,997	111,644	(5,026)	106,618
Rampart Multi-Asset Trend Fund	63,660	6,678	(686)	5,992
Rampart Sector Trend Fund	205,557	39,336	(3,163)	36,173
Vontobel Global Opportunities Fund	146,743	70,155	(3,502)	66,653
Vontobel Greater European Opportunities Fund	5,315	2,241	(63)	2,178

Certain Funds have capital loss carryovers available to offset future realized capital gains, through the indicated expiration dates shown below:

	2019		No Expiration		Total
	Short-Term	Long-Term	Short-Term	Long-Term	Short-Term	Long-Term
Duff & Phelps International Real Estate Securities Fund	$884	$—	$1,204	$—	$2,088	$—
KAR Emerging Markets Small-Cap Fund	—	—	—	193	—	193
Rampart Equity Trend Fund	—	—	478,968	—	478,968	—
Rampart Multi-Asset Trend Fund	—	—	22,620	—	22,620	—
Rampart Sector Trend Fund	—	—	22,065	—	22,065	—

The Trust may not realize the benefit of these losses to the extent each Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

For the period ended September 30, 2018, the following Funds utilized losses deferred in prior years against current year capital gains:

Fund
Duff & Phelps International Real Estate Securities Fund	$492
Herzfeld Fund	365
KAR Emerging Markets Small-Cap Fund	194
Rampart Alternatives Diversifier Fund	1,735
Rampart Equity Trend Fund	62,573
Rampart Multi-Asset Trend Fund	5,568
Rampart Sector Trend Fund	35,256

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

The following funds had capital loss carryovers which expired:

Fund
Duff & Phelps International Real Estate Securities Fund	$3,884
Rampart Alternatives Diversifier Fund	47,036
Rampart Sector Trend Fund	1,080

Capital losses realized after October 31, and certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2018, the Funds deferred and recognized post-October losses as follows:

	Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
Duff & Phelps Global Infrastructure Fund	$—	$—	$—	$—
Duff & Phelps Global Real Estate Securities Fund	—	—	17	—
Duff & Phelps International Real Estate Securities Fund	—	—	312	107
Herzfeld Fund	—	—	—	—
Horizon Wealth Masters Fund	—	11	—	—
KAR Emerging Markets Small-Cap Fund	—	—	—	—
KAR International Small-Cap Fund	—	—	—	—
Rampart Alternatives Diversifier Fund	—	—	—	—
Rampart Equity Trend Fund	779	601	—	—
Rampart Multi-Asset Trend Fund	—	124	832	—
Rampart Sector Trend Fund	—	—	—	2,359
Vontobel Global Opportunities Fund	—	—	—	—
Vontobel Greater European Opportunities Fund	—	—	—	—

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
Duff & Phelps Global Infrastructure Fund	$436	$2,620
Duff & Phelps Global Real Estate Securities Fund	5,161	—
Duff & Phelps International Real Estate Securities Fund	1,650	—
Herzfeld Fund	1,018	3,240
Horizon Wealth Masters Fund	597	3,480
KAR Emerging Markets Small-Cap Fund	192	—
KAR International Small-Cap Fund	8,703	3,345
Rampart Alternatives Diversifier Fund	293	—
Rampart Multi-Asset Trend Fund	85	—
Rampart Sector Trend Fund	593	—
Vontobel Global Opportunities Fund	798	19,443
Vontobel Greater European Opportunities Fund	85	1,549

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the periods ended September 30, 2018, and September 30, 2017, respectively, was as follows:

	2018			2017
	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Duff & Phelps Global Infrastructure Fund	$3,184	$—	$3,184	$2,178	$3,053	$5,231
Duff & Phelps Global Real Estate Securities Fund	3,788	245	4,033	5,721	214	5,935
Duff & Phelps International Real Estate Securities Fund	550	—	550	2,094	—	2,094
Herzfeld Fund	1,664	194	1,858	1,849	—	1,849
Horizon Wealth Masters Fund	476	123	599	429	—	429
KAR Emerging Markets Small-Cap Fund	109	—	109	105	—	105
KAR International Small-Cap Fund	4,742	—	4,742	1,527	—	1,527
Rampart Alternatives Diversifier Fund	394	—	394	810	—	810
Rampart Equity Trend Fund	—	—	—	—	—	—
Rampart Multi-Asset Trend Fund	—	—	—	—	—	—
Rampart Sector Trend Fund	1,716	—	1,716	3,654	—	3,654
Vontobel Global Opportunities Fund	3,156	9,801	12,957	593	996	1,589
Vontobel Greater European Opportunities Fund	203	1,100	1,303	334	—	334

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of the Funds. As of September 30, 2018, the Funds recorded reclassifications to increase (decrease) the accounts as listed below:

	Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Duff & Phelps Global Infrastructure Fund	$—	$25	$(25)
Duff & Phelps Global Real Estate Securities Fund	— (1)	3,198	(3,198)
Duff & Phelps International Real Estate Securities Fund	(3,884)	1,371	2,513
Herzfeld Fund	—	261	(261)
Horizon Wealth Masters Fund	—	117	(117)
KAR Emerging Markets Small-Cap Fund	—	(7)	7
KAR International Small-Cap Fund	—	(509)	509
Rampart Alternatives Diversifier Fund	(47,035)	69	46,966
Rampart Equity Trend Fund	(902)	898	4
Rampart Multi-Asset Trend Fund	—	3	(3)
Rampart Sector Trend Fund	(1,080)	(5)	1,085
Vontobel Global Opportunities Fund	—	(42)	42
Vontobel Greater European Opportunities Fund	—	57	(57)

(1)	Amount is less than $500.

Note 11. Redemption Facility

($ reported in thousands)

On September 18, 2017, the Funds and certain other affiliated funds entered into an $150,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 14, 2019. Interest is charged at the higher of the London Interbank Offered Rate (“LIBOR”) or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

From March 22, 2018, to March 26, 2018, the Duff & Phelps Global Real Estate Securities Fund made borrowings. The average daily borrowings under the Agreement and the weighted daily average interest rate were $2,520 and 3.12%, respectively. No other Funds made borrowings during the period and no Fund had any outstanding borrowings as of September 30, 2018.

Note 12. Illiquid and Restricted Securities

($ reported in thousands)

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by a Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

The following Funds held securities considered to be illiquid at September 30, 2018:

Fund	Aggregate Value		% of Fund’s net assets
Duff & Phelps Global Real Estate Securities Fund	$—	(1)	0.0%
Duff & Phelps International Real Estate Securities Fund	$—	(1)	0.0

(1)	Amount is less than $500.

At September 30, 2018, the Funds did not hold any securities that were restricted.

Note 13. Exemptive Order

On August 23, 2010, the SEC issued an amended order under Section 12(d)(1)(J) of the 1940 Act granting an exemption from Sections 12(d)(1)(A) and (B) of the 1940 Act and under Sections 6(c) and 17(b) of the 1940 Act granting an exemption from Section 17(a) of the 1940 Act, which permits the Trust to invest in other affiliated and unaffiliated funds, including ETFs, in each case subject to certain conditions.

Note 14. Regulatory Matters and Litigation

From time to time, the Trust, the Funds’ Adviser and/or Subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client

VIRTUS OPPORTUNITIES TRUST

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

investment guidelines, laws governing the activities of broker dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted and dismisses one of the defendants from the suit, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The remaining defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiff’s motion for class certification, was granted by the court. Discovery has since been completed. On October 6, 2017, defendants moved for summary judgment. Briefing on the motion for summary judgment was completed on December 22, 2017, and oral argument was held on January 18, 2018, where the Court reserved decision. Virtus and its affiliates, including the Adviser, believe that the suit is without merit. Nevertheless, on February 6, 2018, Virtus reached an agreement in principle with the plaintiffs, subject to Court approval, settling all claims in the litigation, in order to avoid the cost, distractions, disruption, and inherent litigation uncertainty. The Court gave its preliminary approval by order dated June 28, 2018, and a hearing for final approval was held on October 24, 2018, with no objections to the settlement presented. Upon approval by the Court, which Virtus believes is likely, the resolution of this matter will not have a material impact on the results of operations, cash flows or its consolidated financial condition for Virtus. Whether or not the settlement is approved by the Court, the Trust believes that the risk of loss to the Funds as a result of this suit is remote and the Adviser does not believe that the suit will have any impact on its ability to provide services to the Funds.

Note 15. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”), ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statement of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is for filings made with the SEC after November 5, 2018. The adoption will have no effect on the Funds’ net assets or results of operations.

Note 16. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Virtus Opportunities Trust and Shareholders of Virtus Duff & Phelps Global Infrastructure Fund, Virtus Duff & Phelps Global Real Estate Securities Fund, Virtus Duff & Phelps International Real Estate Securities Fund, Virtus Herzfeld Fund, Virtus Horizon Wealth Masters Fund, Virtus KAR Emerging Markets Small-Cap Fund, Virtus KAR International Small-Cap Fund, Virtus Rampart Alternatives Diversifier Fund, Virtus Rampart Equity Trend Fund, Virtus Rampart Multi-Asset Trend Fund, Virtus Rampart Sector Trend Fund, Virtus Vontobel Global Opportunities Fund and Virtus Vontobel Greater European Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Duff & Phelps Global Infrastructure Fund, Virtus Duff & Phelps Global Real Estate Securities Fund, Virtus Duff & Phelps International Real Estate Securities Fund, Virtus Herzfeld Fund, Virtus Horizon Wealth Masters Fund, Virtus KAR Emerging Markets Small-Cap Fund, Virtus KAR International Small-Cap Fund, Virtus Rampart Alternatives Diversifier Fund, Virtus Rampart Equity Trend Fund, Virtus Rampart Multi-Asset Trend Fund, Virtus Rampart Sector Trend Fund, Virtus Vontobel Global Opportunities Fund and Virtus Vontobel Greater European Opportunities Fund (thirteen of the Funds constituting Virtus Opportunities Trust, hereafter collectively referred to as the “Funds”) as of September 30, 2018, the related statements of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 20, 2018

We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS OPPORTUNITIES TRUST

TAX INFORMATION NOTICE (Unaudited)

SEPTEMBER 30, 2018

For the fiscal year ended September 30, 2018, the Funds make the following disclosures for federal income tax purposes. Below is listed the percentages, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Funds which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Funds designate the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

	QDI	DRD	LTCG
Duff & Phelps Global Infrastructure Fund	100%	46%	$2,620
Duff & Phelps Global Real Estate Securities Fund	19	—	245
Duff & Phelps International Real Estate Securities Fund	23	—	—
Herzfeld Fund	34	7	3,434
Horizon Wealth Masters Fund	100	98	3,603
KAR Emerging Markets Small-Cap Fund	87	—	—
KAR International Small-Cap Fund	78	—	3,345
Rampart Alternatives Diversifier Fund	100	46	—
Rampart Equity Trend Fund	—	—	—
Rampart Multi-Asset Trend Fund	100	100	—
Rampart Sector Trend Fund	100	100	—
Vontobel Global Opportunities Fund	100	93	20,018
Vontobel Greater European Opportunities Fund	100	11	2,037

For the fiscal year ended September 30, 2018, certain Funds are disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder ($ reported in thousands).

	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
Duff & Phelps Global Infrastructure Fund	$—	$—
Duff & Phelps Global Real Estate Securities Fund	—	—
Duff & Phelps International Real Estate Securities Fund	1,797	117
Herzfeld Fund	233	24
Horizon Wealth Masters Fund	—	—
KAR Emerging Markets Small-Cap Fund	575	78
KAR International Small-Cap Fund	13,211	1,224
Rampart Alternatives Diversifier Fund	136	12
Rampart Equity Trend Fund	—	—
Rampart Multi-Asset Trend Fund	—	—
Rampart Sector Trend Fund	—	—
Vontobel Global Opportunities Fund	—	—
Vontobel Greater European Opportunities Fund	228	25

FUND MANAGEMENT TABLES (Unaudited)

Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2016 71 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 75 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943 Served Since: 2016 71 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (8 portfolios); and Director (1999 to 2017), USAllianz Variable Insurance Product Trust (42 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2017 71 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University; Trustee (since 2017), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (2012 to 2017), International University of the Grand Bassam; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 71 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 71 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (60 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 71 Portfolios	Retired (since 2013); and Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company; Trustee (since 2017), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 1999 79 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (60 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 75 Portfolios	Retired. Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (60 portfolios).
Oates, James M. YOB: 1946 Served Since: 2000 75 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (60 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Segerson, Richard E. YOB: 1946 Served Since: 2000 71 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (60 portfolios).

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 77 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (3 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (60 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

* Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President(2011 to 2013), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select Energy MLP Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; Senior Vice President (since 2018), Virtus Closed-End Funds; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

Virtus Duff & Phelps Global Infrastructure Fund,

a series of Virtus Opportunities Trust

Supplement dated September 28, 2018 to the

Prospectuses dated January 29, 2018, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective September 28, 2018, Steven Wittwer is added as a portfolio manager of Virtus Duff & Phelps Global Infrastructure Fund, (the “Fund”). The resulting disclosure changes to the Fund’s prospectuses are described below.

The following disclosure is hereby added under “Portfolio Management” in the summary prospectus for the Fund, and in the summary section of the Fund’s statutory prospectus:

>	Steven Wittwer, CFA, CPA, Managing Director of Duff & Phelps, is a manager of the fund since September 2018.

In the section “Portfolio Management” on page 186 of the statutory prospectus, the table under the subheading “Duff & Phelps” is hereby amended for the Fund with the following:

Virtus Duff & Phelps Global Infrastructure Fund	Connie M. Luecke, CFA (since the fund’s inception in 2004) Steven Wittwer, CFA, CPA (since September 2018)

The portfolio manager biographies under the referenced table are hereby amended by adding the following information for Mr. Wittwer:

Steven Wittwer, CFA, CPA. Mr. Wittwer joined Duff & Phelps in January 2017 and serves as Managing Director, Portfolio Manager and Senior Analyst for the Global Listed Infrastructure Strategy. Mr. Wittwer concentrates his research on the global communications and transportation sectors. Prior to joining Duff & Phelps in 2017, he was a Portfolio Manager and Senior Equity Analyst at Great Lakes Advisors in Chicago (2013 to 2016), and previously worked for UBS Global Asset Management for 14 years in various capacities.

All other disclosure concerning the Fund, including fees, expenses, investment objective, strategies and risks remains unchanged.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/GlobalInfraPMChanges (09/2018)

Virtus Herzfeld Fund, a series of Virtus Opportunities Trust

Supplement dated September 28, 2018 to the

Prospectuses dated January 29, 2018, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective September 28, 2018, Ryan Paylor is added as a portfolio manager of Virtus Herzfeld Fund (the “Fund”). The resulting disclosure changes to the Fund’s prospectuses are described below.

The following disclosure is hereby added under “Portfolio Management” in the summary prospectus for the Fund, and in the summary section of the Fund’s statutory prospectus:

>	Ryan Paylor, Portfolio Manager at Herzfeld. Mr. Paylor has served as a Portfolio Manager of the fund since September 2018.

In the section “Portfolio Management” on page 187 of the statutory prospectus, the table under the subheading “Herzfeld” is hereby amended for the Fund with the following:

Virtus Herzfeld Fund	Erik M. Herzfeld (since the fund’s inception in September 2012) Thomas J. Herzfeld (since the fund’s inception in September 2012) Ryan Paylor (since September 2018)

The portfolio manager biographies under the referenced table are hereby amended by adding the following information for Mr. Paylor:

Ryan Paylor. Mr. Paylor is a Portfolio Manager at Herzfeld and is responsible for research, trading, and portfolio management activities. He also serves as a portfolio manager for a closed-end fund managed by Herzfeld. Before joining the firm as a Senior Trader in 2012, Mr. Paylor served in various roles at JP Morgan Chase on the FX Derivatives Operations team (2005 to 2012).

All other disclosure concerning the Fund, including fees, expenses, investment objective, strategies and risks remains unchanged.

Investors should retain this supplement with the Prospectuses for future reference.

VOT 8020/HerzfeldPMChanges (9/2018)

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbien

Sidney E. Harris

John R. Mallin

Hassell H. McClellan

Connie D. McDaniel

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Officers

George R. Aylward, President

Peter Batchelar, Senior Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

Julia R. Short, Senior Vice President

Francis G. Waltman, Executive Vice President

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286-1048

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 9874 Providence, RI 02940-8074

For more information about Virtus Mutual Funds,

please call your financial representative, contact us

at 1-800-243-1574, or visit Virtus.com.

8637	11-18

ANNUAL REPORT VIRTUS OPPORTUNITIES TRUST

September 30, 2018

Virtus Duff & Phelps Real Estate Securities Fund

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Duff & Phelps Real Estate Securities Fund

(“Duff & Phelps Real Estate Securities Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Duff & Phelps Real Estate Securities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the 12 months ended September 30, 2018.

U.S. economic growth and strong corporate earnings were consistent themes during the period, which began on an optimistic note with the sweeping tax overhaul that was signed into law at the end of 2017. As growth heated up, inflation fears caused stock markets to plunge in early February, ushering in the return of volatility after being conspicuously absent throughout 2017. Global trade war concerns sparked by the Trump administration’s tariff talk caused markets to remain unsettled into March before resuming an upward course through the spring and late summer. Meanwhile, persistent economic strength moved the Federal

Reserve to hike its key interest rate four times in the period, most recently in late September, to end at 2.25%, its highest level in nearly a decade.

For the 12 months ended September 30, 2018, U.S. large-cap stocks, as measured by the S&P 500® Index, returned 17.91%, outpacing small-cap stocks, which returned 15.24%, as measured by the Russell 2000® Index. Within international equities, performance was mixed with developed markets up 2.74%, as measured by the MSCI EAFE® Index (net), and emerging markets down 0.81%, as measured by the MSCI Emerging Markets Index (net).

In the fixed income markets, the yield on the 10-year Treasury steadily climbed, to reach 3.05% at September 30, 2018, up from 2.33% at September 30, 2017. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, declined 1.22% for the 12 months. Non-investment grade bonds eked out a positive return of 3.05%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies, with a broad array of Virtus Funds available through your fund exchange privileges. These include distinctive equity, fixed income, international, and asset allocation funds managed by Virtus affiliates and select subadvisers. We invite you to learn more about the Virtus family of funds at Virtus.com.

On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Should you have questions about your account or require assistance, please visit Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2018

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

DUFF & PHELPS REAL ESTATE SECURITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2018 TO SEPTEMBER 30, 2018

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Duff & Phelps Real Estate Securities Fund (the “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratio may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2018.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During Period*
Class A	$1,000.00	$1,091.80	1.35%	$7.08
Class C	1,000.00	1,087.70	2.05	10.73
Class I	1,000.00	1,093.60	1.06	5.56
Class R6	1,000.00	1,094.30	0.90	4.73

*

Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.

2

DUFF & PHELPS REAL ESTATE SECURITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2018 TO SEPTEMBER 30, 2018

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During Period*
Class A	$1,000.00	$1,018.30	1.35%	$6.83
Class C	1,000.00	1,014.79	2.05	10.35
Class I	1,000.00	1,019.75	1.06	5.37
Class R6	1,000.00	1,020.56	0.90	4.56

*

Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.

3

DUFF & PHELPS REAL ESTATE SECURITIES FUND

KEY INVESTMENT TERMS (Unaudited)

SEPTEMBER 30, 2018

American Depositary Receipt (“ADR”)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Exchange-Traded Funds (“ETFs”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 Branches, and all national and state banks that are part of the system.

FTSE NAREIT Equity REITs Index

The FTSE NAREIT Equity REITs Index is a free-float market capitalization index measuring equity tax-qualified real estate investment trusts, which meet minimum size and liquidity criteria, that are listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

London Interbank Offered Rate (“LIBOR”)

A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The

4

DUFF & PHELPS REAL ESTATE SECURITIES FUND

KEY INVESTMENT TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2018

index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Real Estate Investment Trust (“REIT”)

A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

5

DUFF & PHELPS REAL ESTATE SECURITIES FUND Fund Summary (Unaudited) Portfolio Manager Commentary by Duff & Phelps Investment Management Co.	Ticker Symbols: Class A: PHRAX Class C: PHRCX Class I: PHRIX Class R6: VRREX

⬛	The Fund is diversified and has investment objectives of capital appreciation and income with approximately equal emphasis. There is no guarantee that the Fund will meet its objectives.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 4.03%, Class C shares at NAV returned 3.28%, Class I shares at NAV returned 4.31%, and Class R6 shares at NAV returned 4.50%. For the same period, the FTSE NAREIT Equity REITs Index, the Fund’s style-specific index appropriate for comparison, returned 3.80%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

⬛	Over the course of the fiscal year, U.S. real estate equities delivered positive returns, yet trailed U.S. equities, as demonstrated by the 3.8% increase in the FTSE NAREIT Equity REITs Index versus the 17.9% gain in the S&P 500® Index during the period. Relative to U.S. real estate equities, broader U.S. equities benefitted even more from the continued pick-up in global economic growth, which translated into superior earnings growth.

⬛	Taking a closer look at the performance of the individual property sectors that are represented within the FTSE NAREIT Equity REITs Index, the top performing property sectors during the fiscal year on a total return basis included manufactured homes, lodging/resorts, regional malls, freestanding retail, and industrial. Key factors in the outperformance of manufactured homes included strong organic growth, lack of new competitive supply, and external growth driven by site expansions.

⬛	The five bottom performing property sectors during the fiscal year were diversified, health care, data centers, office, and shopping centers. Diversified was a material underperformer due to the performance of a number of names the Fund did not own, including Colony Capital.

⬛	The significant amount of capital looking to find a home in global real estate, particularly from private real estate fund managers, large institutional investors, and sovereign wealth funds, is a theme we have highlighted many times in the past, and this fiscal year’s activity continued to demonstrate its relevance. We witnessed a lift in mergers and acquisitions (M&A). This was not a surprise given that real estate was priced cheaper on Wall Street via equities than it was on Main Street via private real estate.

What factors affected the Fund’s performance during its fiscal year?

⬛	Overall, the Fund outperformed the FTSE NAREIT Equity REITs Index for the 12 months ended September 30, 2018. Security selection and property sector allocation contributed to relative performance for the period.

⬛	Combining property sector allocation and security selection, the top positive relative contributors to performance for the fiscal year were industrial, diversified, self storage, manufactured homes, and shopping centers. Security selection in industrial was positive due to the Fund’s position in DCT Industrial REIT, which was acquired by ProLogis. The

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

6

DUFF & PHELPS REAL ESTATE SECURITIES FUND (Continued)

Fund’s overweight allocation and DCT’s outperformance both contributed positively. In fact, all the sectors noted benefitted from security selection. In addition, diversified benefitted notably due to its underweight given the sector’s underperformance, while manufactured homes benefitted from its overweight on that sector’s outperformance.

⬛	From a property sector allocation perspective, the Fund’s overweight exposures to manufactured homes and industrial were two of the largest contributors, along with underweights to health care and diversified. The industrial property sector continued to benefit from strong secular-driven demand for supply chain reconfiguration and e-commerce, while new supply remained contained. As evidence of the secular demand of e-commerce benefitting industrial, real estate investment management firm JLL released its industrial data for the quarter ended September 30, 2018. It noted visible strength, with rent growth of 6%, vacancy down to 4.8% and an accelerating level of preleasing on deliveries.

⬛	At the security level, the Fund’s aforementioned position in DCT Industrial, which was acquired by ProLogis, was the largest positive contributor for the fiscal year. The Fund’s position in self storage REIT Cubesmart was the second largest positive contributor on a security basis. Cubesmart started the fiscal year off following a pullback, and outperformed its peers for the period.

⬛	Combining property sector allocation and security selection, the top detractors were lodging, freestanding, apartments, regional malls, and office. Property sector allocation and security selection hurt lodging. Positive security selection in regional malls and office was offset by property allocation. And freestanding was also hurt by property sector allocation. Apartments benefitted from an overweight property sector allocation, yet experienced an adverse impact from security selection. M&A activity in lodging and apartments among names the Fund did not own were detractors.
⬛	From a property sector allocation viewpoint, the Fund’s underweight exposure to lodging was the largest detractor from performance during the fiscal year. The second largest property sector allocation detractor was regional malls, given the Fund’s underweight and its outperformance, driven by a value bounce. Freestanding was the third largest detractor from an allocation standpoint given the Fund’s underweight and the sector’s relative outperformance.

⬛	At the security level, the Fund’s overweight exposure to Health Care Trust of America, an owner of medical office buildings within the health care sector, was the largest negative contributor to security selection for the fiscal year. The company’s shares performed poorly over the period as investors rotated into other healthcare names with operational and oversupply concerns in areas such as senior housing and skilled nursing facilities. The Fund’s overweight exposure to lodging REIT Summit Hotel Properties was the second largest detractor to security selection for the fiscal year. Shares of the company suffered as the company was a net seller of hotels into the strong private bid, and patient in its redeployment of capital. In addition, operating results and expectations lagged some of its peers.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

7

DUFF & PHELPS REAL ESTATE SECURITIES FUND (Continued)

Real Estate: The Fund may be negatively affected by factors specific to the real estate market, including interest rates, leverage, property, and management.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.

Apartments	19%
Office	17
Industrials	12
Lodging/Resorts	9
Data Centers	9
Shopping Centers	8
Self Storage	7
Other	19

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

8

DUFF & PHELPS REAL ESTATE SECURITIES FUND (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 Year	5 Years	10 Years	Since Inception		Inception Date
Class A shares at NAV[2]	4.03%	8.72%	7.00%	—		—
Class A shares at POP[3,4]	-1.95	7.44	6.36	—		—
Class C shares at NAV[2] and with CDSC[4]	3.28	7.91	6.20	—		—
Class I shares at NAV	4.31	9.00	7.27	—		—
Class R6 shares at NAV	4.50	—	—	5.80%		11/12/14
FTSE NAREIT Equity REITs Index	3.80	9.26	7.49	6.07	[5]	—

Fund Expense Ratios6: Class A shares: 1.41%; Class C shares: 2.08%; Class I shares: 1.11%; Class R6 shares: Gross 0.97%, Net 0.90%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The since inception index return is from the inception date of Class R6 shares.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights table for more current expense ratios. Net Expense: Expenses reduced by a contractual fee waiver in effect through January 31, 2019. Gross Expense: Does not reflect the effect of the fee waiver. Expense ratios include fees and expenses associated with underlying funds.

9

DUFF & PHELPS REAL ESTATE SECURITIES FUND (Continued)

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

10

DUFF & PHELPS REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—98.0%
REAL ESTATE INVESTMENT TRUSTS—98.0%
DATA CENTERS—8.4%
CoreSite Realty Corp.	45,981	$5,111
CyrusOne, Inc.	266,596	16,902
Digital Realty Trust, Inc.	329,551	37,068

		59,081

DIVERSIFIED—1.8%
Vornado Realty Trust	178,195	13,008

HEALTH CARE—4.2%
Healthcare Realty Trust, Inc.	261,675	7,657
Healthcare Trust of America, Inc. Class A	839,500	22,389

		30,046

INDUSTRIAL/OFFICE—28.6%
Industrial—12.2%
Duke Realty Corp.	986,559	27,989
Prologis, Inc.	858,332	58,186

		86,175

Office—16.4%
Alexandria Real Estate Equities, Inc.	270,005	33,964
Cousins Properties, Inc.	1,941,339	17,258
Douglas Emmett, Inc.	491,169	18,527
Highwoods Properties, Inc.	218,028	10,304
Kilroy Realty Corp.	246,266	17,655
Paramount Group, Inc.	1,184,841	17,879

		115,587

Total Industrial / Office		201,762

LODGING/RESORTS—8.5%
Host Hotels & Resorts, Inc.	1,455,286	30,706
RLJ Lodging Trust	864,302	19,041
Summit Hotel Properties, Inc.	740,000	10,012

		59,759

RESIDENTIAL—26.7%
Apartments—18.3%
Apartment Investment & Management Co. Class A	539,300	23,799

	SHARES	VALUE
Apartments (continued)
AvalonBay Communities, Inc.	210,690	$38,167
Equity Residential	301,145	19,954
Essex Property Trust, Inc.	86,104	21,243
Mid-America Apartment Communities, Inc.	261,800	26,227

		129,390

Manufactured Homes—4.9%
Equity LifeStyle Properties, Inc.	86,403	8,333
Sun Communities, Inc.	254,133	25,805

		34,138

Single Family Homes—3.5%
American Homes 4 Rent Class A	1,135,600	24,858

Total Residential		188,386

RETAIL—13.1%
Regional Malls—5.4%
Simon Property Group, Inc.	214,841	37,973

Shopping Centers—7.7%
Brixmor Property Group, Inc.	971,596	17,012
Federal Realty Investment Trust	89,900	11,370
Regency Centers Corp.	408,300	26,405

		54,787

Total Retail		92,760

SELF STORAGE—6.7%
CubeSmart	781,550	22,298
Extra Space Storage, Inc.	285,087	24,700

		46,998
TOTAL COMMON STOCKS (Identified Cost $481,107)		691,800
TOTAL LONG-TERM INVESTMENTS—98.0%
(Identified Cost $481,107)		691,800
TOTAL INVESTMENTS—98.0% (Identified Cost $481,107)		691,800
Other assets and liabilities, net—2.0%		14,294

NET ASSETS—100.0%		$706,094

See Notes to Financial Statements

11

DUFF & PHELPS REAL ESTATE SECURITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$691,800	$691,800

Total Investments	$691,800	$691,800

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

See Notes to Financial Statements

12

DUFF & PHELPS REAL ESTATE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2018

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)	$691,800
Cash	6,764
Receivables
Investment securities sold	22,423
Fund shares sold	695
Dividends and interest receivable	2,558
Prepaid expenses	39
Prepaid trustee retainer	14
Other assets	42

Total assets	724,335

Liabilities
Payables
Fund shares repurchased	3,089
Investment securities purchased	14,156
Investment advisory fees	446
Distribution and service fees	68
Administration and accounting fees	61
Transfer agent and sub-transfer agent fees and expenses	291
Professional fees	26
Trustee deferred compensation plan	42
Other accrued expenses	62

Total liabilities	18,241

Net Assets	$706,094

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$430,124
Accumulated undistributed net investment income (loss)	692
Accumulated undistributed net realized gain (loss)	64,585
Net unrealized appreciation (depreciation) on investments	210,693

Net Assets	$706,094

Net Assets:
Class A	$216,062
Class C	$26,643
Class I	$437,179
Class R6	$26,210
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	8,074,574
Class C	998,423
Class I	16,366,639
Class R6	980,773
Net Asset Value and Redemption Price Per Share:
Class A	$26.76
Class C	$26.69
Class I	$26.71
Class R6	$26.72
Maximum Offering Price Per Share (NAV/(1-5.75%)):
Class A	$28.39

(1) Investment in securities at cost	$481,107

See Notes to Financial Statements

13

DUFF & PHELPS REAL ESTATE SECURITIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2018

($ reported in thousands)

Investment Income
Dividends	$20,363

Total investment income	20,363

Expenses
Investment advisory fees	5,970
Distribution and service fees, Class A	704
Distribution and service fees, Class C	338
Administration and accounting fees	841
Transfer agent fees and expenses	371
Sub-transfer agent fees and expenses, Class A	503
Sub-transfer agent fees and expenses, Class C	41
Sub-transfer agent fees and expenses, Class I	631
Registration fees	84
Printing fees and expenses	106
Custodian fees	11
Professional fees	38
Trustees’ fees and expenses	63
Miscellaneous expenses	49

Total expenses	9,750
Less expenses reimbursed and/or waived by investment adviser	(4)
Low balance account fees	— (1)

Net expenses	9,746

Net investment income (loss)	10,617

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from investments	81,919
Net change in unrealized appreciation (depreciation) on investments	(63,040)

Net realized and unrealized gain (loss) on investments	18,879

Net increase (decrease) in net assets resulting from operations	$29,496

(1)	Amount is less than $500.

See Notes to Financial Statements

14

DUFF & PHELPS REAL ESTATE SECURITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$10,617	$13,978
Net realized gain (loss)	81,919	140,137
Net change in unrealized appreciation (depreciation)	(63,040)	(155,585)

Increase (decrease) in net assets resulting from operations	29,496	(1,470)

Dividends and Distributions to Shareholders
Net Investment Income:
Class A	(3,085)	(4,982)
Class B	—	(1)
Class C	(129)	(240)
Class I	(6,332)	(8,403)
Class R6	(335)	(379)
Net Realized Gains:
Class A	(46,262)	(79,777)
Class B	—	(55)
Class C	(5,880)	(9,928)
Class I	(71,289)	(92,737)
Class R6	(2,956)	(3,626)

Dividends and distributions to shareholders	(136,268)	(200,128)

Change in Net Assets From Capital Transactions
Sale of shares:
Class A (2,209 and 3,198 shares, respectively)	58,452	98,006
Class B (0 and 0 shares, respectively)	—	9
Class C (46 and 81 shares, respectively)	1,216	2,483
Class I (4,719 and 6,727 shares, respectively)	124,722	204,608
Class R6 (464 and 287 shares, respectively)	12,381	8,936

Reinvestment of distributions:
Class A (1,799 and 2,756 shares, respectively)	46,925	80,809
Class B (0 and 2 shares, respectively)	—	46
Class C (221 and 322 shares, respectively)	5,744	9,397
Class I (2,922 and 3,384 shares, respectively)	76,104	99,159
Class R6 (126 and 137 shares, respectively)	3,281	4,005

Conversion of shares(1):
To Class A (0 and 9 shares, respectively)	—	275
From Class B (0 and 9 shares, respectively)	—	(275)

Shares repurchased:
Class A (6,842 and 9,424 shares, respectively)	(181,209)	(289,076)
Class B (0 and 16 shares, respectively)	—	(508)
Class C (692 and 806 shares, respectively)	(18,140)	(24,952)
Class I (9,016 and 9,200 shares, respectively)	(243,762)	(285,514)
Class R6 (264 and 356 shares, respectively)	(7,002)	(10,953)

Increase (decrease) in net assets from capital transactions	(121,288)	(103,545)

Net increase (decrease) in net assets	(228,060)	(305,143)

Net Assets
Beginning of period	934,154	1,239,297

End of period	$706,094	$934,154

Accumulated undistributed net investment income (loss) at end of period	$692	$(44)

(1)	See Note 1 in Notes to Financial Statements for more information.

See Notes to Financial Statements

15

DUFF & PHELPS REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class A
10/1/17 to 9/30/18	$30.43	0.31	0.75	1.06	(0.30)	(4.43)	(4.73)
10/1/16 to 9/30/17	36.87	0.38	(0.48)	(0.10)	(0.40)	(5.94)	(6.34)
10/1/15 to 9/30/16	38.45	0.47	4.80	5.27	(0.48)	(6.37)	(6.85)
10/1/14 to 9/30/15	36.65	0.51	3.76	4.27	(0.53)	(1.94)	(2.47)
10/1/13 to 9/30/14	35.10	0.29	3.86	4.15	(0.29)	(2.31)	(2.60)

Class C
10/1/17 to 9/30/18	$30.35	0.12	0.76	0.88	(0.11)	(4.43)	(4.54)
10/1/16 to 9/30/17	36.77	0.15	(0.47)	(0.32)	(0.16)	(5.94)	(6.10)
10/1/15 to 9/30/16	38.37	0.20	4.78	4.98	(0.21)	(6.37)	(6.58)
10/1/14 to 9/30/15	36.59	0.22	3.73	3.95	(0.23)	(1.94)	(2.17)
10/1/13 to 9/30/14	35.04	0.01	3.87	3.88	(0.02)	(2.31)	(2.33)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

16

DUFF & PHELPS REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(6)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(5)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(3)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)		Portfolio Turnover Rate

(3.67)	$26.76	4.03%		$216,062	1.38%		1.38%	1.16%		12%
(6.44)	30.43	0.63	(8)	331,957	1.39	(8)	1.39	1.21	(8)	20
(1.58)	36.87	15.58		530,135	1.39	(7)	1.39	1.29		31
1.80	38.45	11.34		621,507	1.36		1.36	1.26		22
1.55	36.65	12.75		745,473	1.38		1.38	0.79		28

(3.66)	$26.69	3.28%		$26,643	2.07%		2.07%	0.45%		12%
(6.42)	30.35	(0.09	)(8)	43,219	2.13	(8)	2.13	0.48	(8)	20
(1.60)	36.77	14.70		67,216	2.15	(7)	2.15	0.55		31
1.78	38.37	10.49		66,023	2.11		2.11	0.56		22
1.55	36.59	11.91		62,889	2.13		2.13	0.04		28

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

17

DUFF & PHELPS REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class I
10/1/17 to 9/30/18	$30.39	0.40	0.73	1.13	(0.38)	(4.43)	(4.81)
10/1/16 to 9/30/17	36.83	0.46	(0.48)	(0.02)	(0.48)	(5.94)	(6.42)
10/1/15 to 9/30/16	38.42	0.56	4.80	5.36	(0.58)	(6.37)	(6.95)
10/1/14 to 9/30/15	36.62	0.62	3.75	4.37	(0.63)	(1.94)	(2.57)
10/1/13 to 9/30/14	35.07	0.39	3.86	4.25	(0.39)	(2.31)	(2.70)

Class R6
10/1/17 to 9/30/18	$30.39	0.47	0.71	1.18	(0.42)	(4.43)	(4.85)
10/1/16 to 9/30/17	36.84	0.50	(0.48)	0.02	(0.53)	(5.94)	(6.47)
10/1/15 to 9/30/16	38.42	0.70	4.73	5.43	(0.64)	(6.37)	(7.01)
11/12/14(4) to 9/30/15	40.32	0.79	(0.06)	0.73	(0.69)	(1.94)	(2.63)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

18

DUFF & PHELPS REAL ESTATE SECURITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(6)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(5)		Ratio of Gross Expenses to Average Net Assets (before waivers and reimbursements)(3)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)		Portfolio Turnover Rate

(3.68)	$26.71	4.31%		$437,179	1.08%		1.08%	1.49%		12%
(6.44)	30.39	0.90	(8)	539,098	1.13	(8)	1.13	1.49	(8)	20
(1.59)	36.83	15.85		619,818	1.14	(7)	1.14	1.52		31
1.80	38.42	11.63		647,976	1.11		1.11	1.55		22
1.55	36.62	13.04		673,005	1.13		1.13	1.07		28

(3.67)	$26.72	4.50%		$26,210	0.93	%(10)	0.95%	1.75%		12%
(6.45)	30.39	1.06	(8)	19,880	0.98	(8)	0.98	1.62	(8)	20
(1.58)	36.84	16.06		21,604	0.98	(7)	0.98	1.93		31
(1.90)	38.42	1.54		1,647	0.94		0.94	2.30		22 (9)

Footnote Legend

(1)	Calculated using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	The Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(4)	Inception date.
(5)	Annualized for periods less than one year.
(6)	Not annualized for periods less than one year.
(7)	Net expense ratios include extraordinary proxy expenses.
(8)

State Street Bank & Trust, custodian for the Fund through January 29, 2010, reimbursed the Fund for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and Ratio of Net Investment Income (Loss) to Average Net Assets. If included, the impact would have been to lower the Ratio of Net Expenses to Average Net Assets and increase the Ratio of Net Investment Income (Loss) to Average Net Assets by less than 0.01%. Custody fees reimbursed were included in Total Return. If excluded, the impact would have been to lower the Total Return by less than 0.01%.

(9)	Portfolio Turnover is representative of the Fund for the entire year ended September 30, 2015.
(10)	Due to addition of expense cap, the ratio shown is a blended expense ratio.

See Notes to Financial Statements

19

DUFF & PHELPS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report, 24 funds of the Trust are offered for sale, of which the Duff & Phelps Real Estate Securities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objectives are outlined in the Fund Summary Page. There is no guarantee the Fund will achieve its objectives.

The Fund offers Class A shares, Class C shares, Class I shares, and Class R6 shares. Effective March 6, 2017, all Class B shares were converted to Class A shares. Prior to March 6, 2017, Class B shares could be purchased by existing shareholders through qualifying transactions.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.

Class R6 shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457 plans, profit-sharing plans, money purchase pension plans, and defined benefit plans and nonqualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the Fund. Other institutional investors may be permitted to purchase Class R6 shares subject to the Fund’s determination of eligibility and may be subject to a minimum initial investment requirement. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Fund’s distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.

The Fund may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Fund. These fees are reflected as “Low balance account fees” in the Fund’s Statement of Operations for the period, as applicable.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Fund’s Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of the Fund are borne pro-rata by the holders of each class of shares.

20

DUFF & PHELPS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Note 2. Significant Accounting Policies

The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

21

DUFF & PHELPS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2018, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2015 forward (with limited exceptions).

22

DUFF & PHELPS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Investment Advisory Fees and Related Party Transactions

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $1 Billion	$1 Billion through $2 Billion	$2+ Billion
0.75%	0.70%	0.65%

B.	Subadviser

Duff & Phelps Investment Management Co. (the “Subadviser”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser to the Fund. The subadviser manages the investments of the Fund for which it is paid a fee by the Adviser.

C.	Expense Limitation

Effective March 29, 2018, the Adviser has contractually agreed to limit the Fund’s annual total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed, on an annualized basis, 0.90% of average daily net assets for Class R6 shares through January 31, 2019. Following the contractual period, the Adviser may discontinue these expense reimbursement arrangements at any time. The waivers and reimbursements are calculated daily and received monthly.

D.	Expense Recapture

Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements, within three years after the date on which such amounts were incurred or waived. The Fund must pay its ordinary operating expenses

23

DUFF & PHELPS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations, or if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser-reimbursed expenses may be recaptured by the fiscal year ending:

2021
Class R6	4

E.	Distributor

($ reported in thousands)

VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2018, it retained net commissions of $6 for Class A shares and deferred sales charges of $—* for Class A and $2 for Class C shares.

In addition, the Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates: 0.25% for Class A shares, and 1.00% for Class C shares. Class I shares and Class R6 shares are not subject to a 12b-1 plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

*	Amount is less than $500.

F.	Administrator and Transfer Agent

($ reported in thousands)

Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as administrator and transfer agent to the Fund.

For the period ended September 30, 2018, the Fund incurred administration fees totaling $754 which are included in the Statement of Operations within the line item “Administration and accounting fees”. The fees are calculated daily and paid monthly.

For the period ended September 30, 2018, the Fund incurred transfer agent fees totaling $1,513 which are included in the Statement of Operations within the line items “Transfer agent fees and expenses” and “Sub-transfer agent fees and expenses.” A portion of these fees was paid to outside entities that also provide services to the Trust. The fees are calculated daily and paid monthly.

G.	Affiliated Shareholders

($ reported in thousands)

At September 30, 2018, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Class I	93,895	$2,508

24

DUFF & PHELPS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

H.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” in the Statement of Assets and Liabilities at September 30, 2018.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended September 30, 2018, were as follows:

Purchases	Sales
$98,607	$347,192

There were no purchases or sales of long-term U.S. Government and agency securities during the period ended September 30, 2018.

Note 5. Indemnifications

Under the Trust’s organizational documents, and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Fund enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Fund and that have not occurred. However, neither the Trust nor the Fund has had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.

Note 6. Credit Risk and Asset Concentrations

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 7. 10% Shareholders

As of September 30, 2018, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

% of Shares Outstanding	Number of Accounts
27%	2*

*	The shareholders are not affiliated with Virtus.

25

DUFF & PHELPS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Note 8. Federal Income Tax Information

($ reported in thousands)

At September 30, 2018, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$493,938	$210,316	$(12,454)	$197,862

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) (which are disclosed above) consist of the following:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains
$748	$77,416

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the periods ended September 30, 2018, and September 30, 2017, respectively, was as follows:

	Year Ended
	2018	2017
Ordinary Income	$10,469	$26,226
Long-Term Capital Gains	125,799	173,902

Total	$136,268	$200,128

Note 9. Redemption Facility

($ reported in thousands)

On September 18, 2017, the Fund and certain other affiliated funds entered into an $150,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Fund to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 14, 2019. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Fund and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

The Fund made no borrowings at any time during the period and did not have any outstanding borrowings under this Credit Agreement at September 30, 2018.

26

DUFF & PHELPS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Note 10. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2018, the Fund did not hold any securities that were illiquid or restricted.

Note 11. Regulatory Matters and Litigation

From time to time, the Trust, the Fund’s Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted and dismisses one of the defendants from the suit, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The remaining defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiff’s motion for class certification, was granted by the court. Discovery has since been completed. On October 6, 2017, defendants moved for summary judgment. Briefing on the motion for summary judgment was completed on December 22, 2017, and oral argument was held on January 18, 2018, where the Court reserved decision. Virtus and its affiliates, including the

27

DUFF & PHELPS REAL ESTATE SECURITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Adviser, believe that the suit is without merit. Nevertheless, on February 6, 2018, Virtus reached an agreement in principle with the plaintiffs, subject to Court approval, settling all claims in the litigation, in order to avoid the cost, distraction, disruption, and inherent litigation uncertainty. The court gave its preliminary approval by order dated June 28, 2018, and a hearing for final approval was held on October 24, 2018, with no objections to the settlement presented. Upon approval by the Court, which Virtus believes is likely, the resolution of this matter will not have a material impact on the results of operations, cash flows or its consolidated financial condition for Virtus. Whether or not the settlement is approved by the Court, the Trust believes that the risk of loss to the Fund as a result of this suit is remote and the Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

Note 12. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”), ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statement of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is for filings made with the SEC after November 5, 2018. The adoption will have no effect on the Fund’s net assets or results of operations.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

28

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Duff & Phelps Real Estate Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Virtus Duff & Phelps Real Estate Securities Fund (one of the funds constituting Virtus Opportunities Trust, hereafter referred to as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 20, 2018

We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

29

DUFF & PHELPS REAL ESTATE SECURITIES FUND

TAX INFORMATION NOTICE (Unaudited)

SEPTEMBER 30, 2018

For the fiscal year ended September 30, 2018, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
—%	—%	$77,443

30

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2016 71 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 75 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943 Served Since: 2016 71 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (8 portfolios); and Director (1999 to 2017), USAllianz Variable Insurance Product Trust (42 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2017 71 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University; Trustee (since 2017), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (2012 to 2017), International University of the Grand Bassam; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 71 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 71 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (60 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 71 Portfolios	Retired (since 2013); and Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company; Trustee (since 2017), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

31

FUND MANAGEMENT TABLES (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
McLoughlin, Philip YOB: 1946 Served Since: 1999 79 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (60 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 75 Portfolios	Retired. Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (60 portfolios).
Oates, James M. YOB: 1946 Served Since: 2000 75 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (60 portfolios).
Segerson, Richard E. YOB: 1946 Served Since: 2000 71 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (60 portfolios).

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 77 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (3 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (60 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

*

Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

32

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President (2013 to 2014), Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select Energy MLP Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.

33

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; Senior Vice President (since 2018), Virtus Closed-End Funds; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

34

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbien

Sidney E. Harris

John R. Mallin

Hassell H. McClellan

Connie D. McDaniel

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Officers

George R. Aylward, President

Peter Batchelar, Senior Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

Julia R. Short, Senior Vice President

Francis G. Waltman, Executive Vice President

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286-1048

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative, or

contact us at 1-800-243-1574

or Virtus.com

8009	11-18

P.O. Box 9874

Providence, RI 02940-8074

ANNUAL REPORT VIRTUS OPPORTUNITIES TRUST

September 30, 2018

Virtus Vontobel Foreign Opportunities Fund

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Vontobel Foreign Opportunities Fund

(“Vontobel Foreign Opportunities Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Vontobel Foreign Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the 12 months ended September 30, 2018.

U.S. economic growth and strong corporate earnings were consistent themes during the period, which began on an optimistic note with the sweeping tax overhaul that was signed into law at the end of 2017. As growth heated up, inflation fears caused stock markets to plunge in early February, ushering in the return of volatility after being conspicuously absent throughout 2017. Global trade war concerns sparked by the Trump administration’s tariff talk caused markets to remain unsettled into March before resuming an upward course through the spring and late summer. Meanwhile, persistent economic strength moved the Federal

Reserve to hike its key interest rate four times in the period, most recently in late September, to end at 2.25%, its highest level in nearly a decade.

For the 12 months ended September 30, 2018, U.S. large-cap stocks, as measured by the S&P 500® Index, returned 17.91%, outpacing small-cap stocks, which returned 15.24%, as measured by the Russell 2000® Index. Within international equities, performance was mixed with developed markets up 2.74%, as measured by the MSCI EAFE® Index (net), and emerging markets down 0.81%, as measured by the MSCI Emerging Markets Index (net).

In the fixed income markets, the yield on the 10-year Treasury steadily climbed, to reach 3.05% at September 30, 2018, up from 2.33% at September 30, 2017. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, declined 1.22% for the 12 months. Non-investment grade bonds eked out a positive return of 3.05%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies, with a broad array of Virtus Funds available through your fund exchange privileges. These include distinctive equity, fixed income, international, and asset allocation funds managed by Virtus affiliates and select subadvisers. We invite you to learn more about the Virtus family of funds at Virtus.com.

On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Should you have questions about your account or require assistance, please visit Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2018

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VONTOBEL FOREIGN OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2018 TO SEPTEMBER 30, 2018

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Vontobel Foreign Opportunities Fund (the “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratio may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2018.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During Period*
Class A	$1,000.00	$997.70	1.40%	$7.01
Class C	1,000.00	994.10	2.07	10.35
Class I	1,000.00	999.10	1.10	5.51
Class R6	1,000.00	999.40	1.02	5.11

*

Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.

2

VONTOBEL FOREIGN OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2018 TO SEPTEMBER 30, 2018

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During Period*
Class A	$1,000.00	$1,018.05	1.40%	$7.08
Class C	1,000.00	1,014.69	2.07	10.45
Class I	1,000.00	1,019.55	1.10	5.57
Class R6	1,000.00	1,019.95	1.02	5.16

*

Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.

3

VONTOBEL FOREIGN OPPORTUNITIES FUND

KEY INVESTMENT TERMS (Unaudited)

SEPTEMBER 30, 2018

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Brexit

A combination of the words “Britain” and “exit” which refers to Britain’s withdrawal from the European Union.

European Central Bank (“ECB”)

The ECB is responsible for conducting monetary policy for the euro area. The ECB was established as the core of the Euro-system and the European System of Central Banks (“ESCB”). The ESCB comprises the ECB and the National Central Banks (“NCBs”) of all 17 European Union Member States whether they have adopted the Euro or not.

Exchange-Traded Funds (“ETFs”)

An open-end fund that is tradeda on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the U.S., responsible for controlling the money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.

London Interbank Offered Rate (“LIBOR”)

A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

4

VONTOBEL FOREIGN OPPORTUNITIES FUND

KEY INVESTMENT TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2018

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Quantitative Easing (“QE”)

An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. Quantitative easing is considered when short-term interest rates are at or approaching zero, and does not involve the printing of new banknotes.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

5

VONTOBEL FOREIGN OPPORTUNITIES FUND Fund Summary (Unaudited) Portfolio Manager Commentary by Vontobel Asset Management, Inc.	Ticker Symbols: Class A: JVIAX Class C: JVICX Class I: JVXIX Class R6: VFOPX

⬛	The Fund is diversified and has an investment objective of long-term capital appreciation. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 2.17%, Class C shares at NAV returned 1.47%, Class I shares at NAV returned 2.48%, and Class R6 shares at NAV returned 2.55%. For the same period, the MSCI EAFE® Index (net), which serves as the Fund’s broad-based and style-specific index appropriate for comparison, returned 2.74%.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

The MSCI EAFE® Index (net) was positive in the fiscal first quarter, negative in the fiscal second and third quarters, and positive in the fiscal fourth quarter.

In the fourth quarter of 2017, returns were positive across all major markets, with the MSCI EAFE® Index (net) returning 4.23%. Europe’s economic momentum continued to build steam despite noise around Brexit , immigration, Polish nationalism, and Catalonia. The ultra-low interest rates of the European Central Bank (ECB) provided substantial support across all Eurozone countries. Emerging market (EM) equities performed well. Returns were driven by ongoing growth and stable outlooks for major EM economies such as China and India. Asian information technology (IT) companies in particular contributed to emerging market performance.

While the MSCI EAFE® Index (net) fell 1.53% in the first quarter of 2018, emerging markets delivered a small positive return. The Eurozone recovery, supported by low interest rates and quantitative easing , continued in January, but in February expectations of rising inflation and interest rates, primarily in the U.S., sparked a sell-off in European equities. And although the U.S. temporarily exempted the EU from its planned steel and aluminum tariffs, the threat of a trade war between the U.S. and China weighed on EU markets. Emerging markets were strong in January, supported by strong commodity prices and Asian IT names. In early February however, the EM benchmark declined alongside developed markets due to concerns around inflation and interest rates rising at a faster-than-expected pace. By mid-March, the markets had recovered somewhat, before selling off again on escalating U.S.-China trade tensions.

Volatility continued in the global equity markets through the second quarter of 2018. Despite solid economic growth momentum in the U.S., Europe, Japan, and many emerging markets, activity around the globe led investors to favor less-risky securities. Concerns that prompted a change in the outlook included: the U.S. continuing to lift rates on the back of accelerating inflation; a strong dollar alongside a sell-off in EM currencies; a continued rise in oil prices; and the U.S. appearing set to impose tariffs, with China threatening retaliation. In Europe, political unrest in Italy and Germany dominated headlines over the quarter. Emerging markets struggled again, with 11 countries delivering double-digit negative returns in U.S. dollar terms. We viewed higher U.S. interest rates and trade fears as important drivers behind the EM sell-off. Brazil was the weakest market following a 10-day trucker strike resulting from

For information regarding the indexes and certain investment terms, see Key Investment Terms starting on page 4.

6

VONTOBEL FOREIGN OPPORTUNITIES FUND (Continued)

the government’s heavy-handed adjustment to fuel prices – an attempt to track the rising oil price alongside the collapsing Brazilian currency while keeping fuel taxes unchanged.

Volatility continued throughout the third quarter of 2018, as a host of geopolitical and macroeconomic risks, stemming from different corners of the earth, impacted markets. Investor concerns over a possible slowdown in global growth, escalating trade tensions, country-specific political turmoil, rising oil prices, and a sell-off in EM currencies weighed on the markets at times. Developed market equities proved to be more resilient than emerging markets. European equities turned in lackluster performance for the third quarter as the region came under pressure in August and September. After gaining momentum in 2017, the EU economy slowed in 2018, and the region faced risks stemming from Italy’s budget deal and Brexit negotiations. Emerging markets came under pressure again with a sell-off in many EM currencies.

What factors affected the Fund’s performance during its fiscal year?

The following discussion highlights specific stocks – those that provided the largest contribution to absolute performance and those that were the largest detractors for the fiscal year ended September 30, 2018. As bottom-up stock pickers, we hope that you find this useful and gain a greater understanding of how we invest your capital.

Stocks that helped absolute performance

Mastercard reported consistently strong results, with constant currency revenue growth in the mid-teens. Additionally, Mastercard reported its strongest purchase volume growth in recent years. Mastercard is a dominant card payment network second only to Visa. The company continues to benefit from strong secular tailwinds such as the cash-to-card conversion, and enjoys durable competitive protections as an indispensable component of the payment ecosystem.

Visa reported consistently strong results, with constant currency revenue growth in the mid-teens. Visa also increased its earnings guidance for 2018. Visa is a dominant card payment network that processes industry-leading global payment volumes outside of China. Visa has durable competitive protections as an indispensable component of the payment ecosystem, and continues to benefit from strong secular tailwinds driven by cash-to-card conversion. Visa operates with a high barrier to entry as a result of scale-based network effects and duopolistic market structure, and consistently returns cash to shareholders in terms of buybacks and dividends, driven by strong return on invested capital (ROIC) and robust free cash flow conversion.

Stocks that hurt absolute performance

British American Tobacco (BAT) was weak this year after uncertainty increased in the tobacco space as new nicotine delivery products were launched and the U.S. Food & Drug Administration (FDA) threatened to increase regulations. Despite the changes to the sector, we believe that nicotine consumption is not going away and BAT is well positioned to remain a leader in the field of nicotine delivery. British American Tobacco is the world’s largest tobacco company, with market leadership in more than 50 countries. Its global brands include Dunhill, Kent, Lucky Strike, Pall Mall, and Rothmans. It also has a full suite of next generation products that seek to offer nicotine delivery in a potentially less harmful way than traditional cigarettes.

Philip Morris International (PMI) is the global leader in heat not burn (HNB) products, one of the two technologies of next generation nicotine delivery products. The stock was weak this year as the growth rate slowed in its initial launch market of Japan. That said, we continue to believe in PMI’s positioning in the nicotine delivery space. Philip Morris produces and sells cigarettes under brands such as Marlboro and L&M, and is investing in leading next generation products such as IQOS, the leading HNB product.

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

7

VONTOBEL FOREIGN OPPORTUNITIES FUND (Continued)

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Past performance is not indicative of future results. Any performance results portrayed reflect the reinvestment of dividends and other earnings. Any companies described in this commentary may or may not currently represent a position in the subadviser’s client portfolios. Also, any sector and industry weights described in the commentary may or may not have changed since the writing of this commentary. The information and methodology described in this commentary should not be construed as a recommendation to purchase or sell securities.

Any projections, forecasts or estimates contained in this commentary are based on a variety of estimates and assumptions. There can be no assurance that the estimates or assumptions made will prove accurate, and actual results may differ materially.

In the event a company described in this commentary is a position in the subadviser’s client portfolios, the securities identified and described do not represent all of the securities purchased, sold or recommended. The reader should not assume that an investment in any securities identified was or will be profitable or that investment recommendations or investment decisions we make in the future will be profitable.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.

Consumer Staples	27%
Information Technology	19
Industrials	18
Consumer Discretionary	15
Financials	12
Health Care	6
Materials	1
Other (includes Securities-Lending Collateral)	2

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

8

VONTOBEL FOREIGN OPPORTUNITIES FUND (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 Year	5 Years	10 Years	Since Inception		Inception Date
Class A shares at NAV[2]	2.17%	5.75%	6.42%	—		—
Class A shares at POP[3,4]	-3.71	4.51	5.79	—		—
Class C shares at NAV[2] and with CDSC[4]	1.47	4.98	5.63	—		—
Class I shares at NAV	2.48	6.03	6.70	—		—
Class R6 shares at NAV	2.55	—	—	6.10%		11/12/14
MSCI EAFE® Index (net)	2.74	4.42	5.38	5.11	[5]	—

Fund Expense Ratios6: Class A shares: 1.49%; Class C shares: 2.15%; Class I shares: 1.17%; Class R6 shares: 1.09%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]	The since inception index return is from the inception date of Class R6 shares.
[6]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

9

VONTOBEL FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—97.7%
Consumer Discretionary—15.3%
Aptiv plc (United Kingdom)	181,877	$15,260
Booking Holdings, Inc. (Netherlands)(1)	21,655	42,964
Domino’s Pizza Group plc (United Kingdom)	5,271,577	19,198
Industria de Diseno Textil SA (Spain)	771,304	23,382
LVMH Moet Hennessy Louis Vuitton SE (France)	63,919	22,605
Paddy Power Betfair plc (Ireland)	339,644	28,984
Shimano, Inc. (Japan)	143,300	23,093
Techtronic Industries Co., Ltd. (Hong Kong)	3,657,144	23,358

		198,844

Consumer Staples—26.1%
Alimentation Couche-Tard, Inc. Class B (Canada)	891,642	44,601
Ambev S.A. ADR (Brazil)	2,819,043	12,883
Anheuser-Busch InBev NV (Belgium)	302,134	26,387
British American Tobacco plc (United Kingdom)(5)	586,725	27,412
Diageo plc (United Kingdom)	795,833	28,204
Heineken NV (Netherlands)	198,088	18,574
L’Oreal SA (France)	60,733	14,646
Nestle S.A. Registered Shares (Switzerland)	437,876	36,506
Philip Morris International, Inc. (Switzerland)	383,756	31,291
Reckitt Benckiser Group plc (United Kingdom)	449,571	41,112
Unilever NV CVA (Netherlands)	807,034	44,943
Wal-Mart de Mexico SAB de C.V. (Mexico)	4,477,850	13,584

		340,143

	SHARES	VALUE
Financials—11.5%
AIB Group plc (Ireland)(3)	2,281,415	$11,681
HDFC Bank Ltd. (India)	1,837,836	50,859
Housing Development Finance Corp., Ltd. (India)	1,180,916	28,582
London Stock Exchange Group plc (United Kingdom)	332,782	19,892
Svenska Handelsbanken AB Class A (Sweden)	1,050,474	13,268
UBS Group AG Registered Shares (Switzerland)	814,132	12,858
United Overseas Bank Ltd. (Singapore)	671,100	13,294

		150,434

Health Care—5.6%
Fresenius SE & Co. KGaA (Germany)	248,377	18,237
Grifols SA (Spain)	1,129,171	31,805
Medtronic plc (United States)	233,536	22,973

		73,015

Industrials—17.2%
Aena SME SA (Spain)	162,721	28,245
Bunzl plc (United Kingdom)	647,378	20,361
Canadian National Railway Co. (Canada)	388,717	34,880
DCC plc (Ireland)	286,448	26,004
Kingspan Group plc (Ireland)	285,962	13,334
RELX plc (United Kingdom)	1,546,521	32,491
Rentokil Initial plc (United Kingdom)	3,135,709	13,013
Safran SA (France)	198,371	27,799
Teleperformance (France)	150,542	28,403

		224,530

Information Technology—19.1%
Accenture plc Class A (United States)	87,551	14,901
Alibaba Group Holding Ltd. Sponsored ADR (China)(1)	150,058	24,724

See Notes to Financial Statements

10

VONTOBEL FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
Information Technology (continued)
Constellation Software, Inc. (Canada)	35,697	$26,251
Keyence Corp. (Japan)	33,600	19,512
Mastercard, Inc. Class A (United States)	147,881	32,920
SAP SE (Germany)	288,140	35,462
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR (Taiwan)	852,000	37,624
Tencent Holdings Ltd. (China)	662,863	27,367
Visa, Inc. Class A (United States)	206,517	30,996

		249,757

Materials—1.5%
HeidelbergCement AG (Germany)	252,692	19,751

Utilities—1.4%
Power Grid Corp. of India Ltd. (India)	7,052,603	18,330
TOTAL COMMON STOCKS (Identified Cost $961,706)		1,274,804
TOTAL LONG-TERM INVESTMENTS—97.7%
(Identified Cost $961,706)		1,274,804
SECURITIES LENDING COLLATERAL—0.2%
Dreyfus Government Cash Management Fund – Institutional Shares (seven-day effective yield 1.950%)(2)(4)	3,168,369	3,168
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $3,168)		3,168
TOTAL INVESTMENTS—97.9% (Identified Cost $964,874)		1,277,972
Other assets and liabilities, net—2.1%		27,537

NET ASSETS—100.0%		$1,305,509

Abbreviation:

ADR	American Depositary Receipt

Footnote Legend:

(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(3)	All or a portion of security is on loan.
(4)	Represents security purchased with cash collateral received for securities on loan.
(5)	Shares traded on Johannesburg Exchange.

Country Weightings (Unaudited)†
United Kingdom	17%
Netherlands	8
Canada	8
United States	8
India	8
France	7
Spain	7
Other	37
Total	100%

†	% of total investments as of September 30, 2018.

For information regarding the abbreviation, see Key Investment Terms starting on page 4.

See Notes to Financial Statements

11

VONTOBEL FOREIGN OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices
Equity Securities:
Common Stocks	$1,274,804	$1,274,804
Securities Lending Collateral	3,168	3,168

Total Investments	$1,277,972	$1,277,972

There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

See Notes to Financial Statements

12

VONTOBEL FOREIGN OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2018

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)(2)	$1,277,972
Foreign currency at value(3)	594
Cash	23,659
Receivables
Investment securities sold	6,770
Fund shares sold	1,616
Dividends and interest receivable	868
Tax reclaims	5,732
Securities lending receivable	—	(4)
Prepaid expenses	53
Prepaid trustee retainer	25
Other assets	76

Total assets	1,317,365

Liabilities
Payables
Fund shares repurchased	2,536
Investment securities purchased	4,481
Collateral on securities loaned	3,168
Investment advisory fees	917
Distribution and service fees	107
Administration and accounting fees	111
Transfer agent and sub-transfer agent fees and expenses	354
Professional fees	30
Trustee deferred compensation plan	76
Other accrued expenses	76

Total liabilities	11,856

Net Assets	$1,305,509

Net Assets Consist of:
Common stock $0.001 par value	$38
Capital paid in on shares of beneficial interest	817,339
Accumulated undistributed net investment income (loss)	7,130
Accumulated undistributed net realized gain (loss)	168,068
Net unrealized appreciation (depreciation) on investments	312,934

Net Assets	$1,305,509

Net Assets:
Class A	$211,755
Class C	$75,379
Class I	$984,802
Class R6	$33,573
Shares Outstanding (unlimited number of shares authorized, $0.001 par value):
Class A	6,117,237
Class C	2,228,322
Class I	28,384,468
Class R6	966,882
Net Asset Value and Redemption Price Per Share:
Class A	$34.62
Class C	$33.83
Class I	$34.70
Class R6	$34.72
Maximum Offering Price Per Share (NAV/(1-5.75%)):
Class A	$36.73

(1) Investment in securities at cost	$964,874

(2) Market value of securities on loan	$2,907

(3) Foreign currency at cost	$594

(4) Amount is less than $500.

See Notes to Financial Statements

13

VONTOBEL FOREIGN OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2018

($ reported in thousands)

Investment Income
Dividends	$26,396
Interest	3
Security lending, net of fees	— (1)
Foreign taxes withheld	(2,112)

Total investment income	24,287

Expenses
Investment advisory fees	12,186
Distribution and service fees, Class A	648
Distribution and service fees, Class C	863
Administration and accounting fees	1,512
Transfer agent fees and expenses	673
Sub-transfer agent fees and expenses, Class A	352
Sub-transfer agent fees and expenses, Class C	62
Sub-transfer agent fees and expenses, Class I	934
Registration fees	89
Printing fees and expenses	86
Custodian fees	35
Professional fees	30
Trustees’ fees and expenses	108
Miscellaneous expenses	97

Total expenses	17,675
Low balance account fees	(2)

Net expenses	17,673

Net investment income (loss)	6,614

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	194,970
Foreign currency transactions	(358)
Net change in unrealized appreciation (depreciation) on:
Investments	(166,000)
Foreign currency transactions	(104)

Net realized and unrealized gain (loss) on investments	28,508

Net increase (decrease) in net assets resulting from operations	$35,122

(1)	Amount is less than $500.

See Notes to Financial Statements

14

VONTOBEL FOREIGN OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

($ Reported in thousands)

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$6,614	$6,810
Net realized gain (loss)	194,612	166,326
Net change in unrealized appreciation (depreciation)	(166,104)	18,780

Increase (decrease) in net assets resulting from operations	35,122	191,916

Dividends to Shareholders
Net Investment Income:
Class A	(515)	(2,073)
Class C	—	(399)
Class I	(5,658)	(6,072)
Class R6	(120)	(47)

Dividends to shareholders	(6,293)	(8,591)

Change in Net Assets From Capital Transactions
Sale of shares:
Class A (858 and 1,641 shares, respectively)	30,148	48,810
Class C (156 and 281 shares, respectively)	5,400	8,490
Class I (7,445 and 11,182 shares, respectively)	262,701	333,095
Class R6 (654 and 403 shares, respectively)	23,114	12,528

Reinvestment of distributions:
Class A (13 and 72 shares, respectively)	455	1,916
Class C (0, and 14 shares, respectively)	—	362
Class I (153 and 217 shares, respectively)	5,358	5,789
Class R6 (3 and 2 shares, respectively)	98	47

Shares repurchased:
Class A (2,962 and 5,920 shares, respectively)	(104,332)	(174,178)
Class C (722 and 1,337 shares, respectively)	(24,787)	(39,376)
Class I (10,439 and 12,532 shares, respectively)	(366,169)	(370,468)
Class R6 (259 and 58 shares, respectively)	(9,118)	(1,814)

Increase (decrease) in net assets from capital transactions	(177,132)	(174,799)

Net increase (decrease) in net assets	(148,303)	8,526

Net Assets
Beginning of period	1,453,812	1,445,286

End of period	$1,305,509	$1,453,812

Accumulated undistributed net investment income (loss) at end of period	$7,130	$6,175

See Notes to Financial Statements

15

VONTOBEL FOREIGN OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period
Class A
10/1/17 to 9/30/18	$33.95	0.10	0.64	0.74	(0.07)	(0.07)	0.67	$34.62
10/1/16 to 9/30/17	29.62	0.09	4.42	4.51	(0.18)	(0.18)	4.33	33.95
10/1/15 to 9/30/16	27.21	0.19	2.47	2.66	(0.25)	(0.25)	2.41	29.62
10/1/14 to 9/30/15	28.12	0.25	(0.92)	(0.67)	(0.24)	(0.24)	(0.91)	27.21
10/1/13 to 9/30/14	27.01	0.24	1.03	1.27	(0.16)	(0.16)	1.11	28.12

Class C
10/1/17 to 9/30/18	$33.34	(0.14)	0.63	0.49	—	—	0.49	$33.83
10/1/16 to 9/30/17	29.23	(0.11)	4.33	4.22	(0.11)	(0.11)	4.11	33.34
10/1/15 to 9/30/16	26.95	(0.02)	2.42	2.40	(0.12)	(0.12)	2.28	29.23
10/1/14 to 9/30/15	27.88	0.04	(0.91)	(0.87)	(0.06)	(0.06)	(0.93)	26.95
10/1/13 to 9/30/14	26.82	0.04	1.02	1.06	—	—	1.06	27.88

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

16

VONTOBEL FOREIGN OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Total Return(2)(6)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(5)		Ratio of Gross Expenses to Average Net Assets(3)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)		Portfolio Turnover Rate

2.17%	$211,755	1.43%		1.43%	0.27%		39%
15.41 (9)	278,667	1.45	(9)	1.46	0.28	(9)	31
9.77	367,684	1.44	(7)	1.45	0.68		25
(2.41)	406,429	1.41		1.41	0.89		32
4.72	477,036	1.43		1.43	0.85		31

1.47%	$75,379	2.10%		2.10%	(0.41)%		39%
14.55 (9)	93,166	2.19	(9)	2.20	(0.39	)(9)	31
8.94	112,180	2.19	(7)	2.20	(0.06)		25
(3.13)	117,568	2.17		2.17	0.15		32
3.95	117,906	2.18		2.18	0.15		31

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

17

VONTOBEL FOREIGN OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period
Class I
10/1/17 to 9/30/18	$34.03	0.20	0.65	0.85	(0.18)	(0.18)	0.67	$34.70
10/1/16 to 9/30/17	29.63	0.20	4.40	4.60	(0.20)	(0.20)	4.40	34.03
10/1/15 to 9/30/16	27.23	0.26	2.46	2.72	(0.32)	(0.32)	2.40	29.63
10/1/14 to 9/30/15	28.14	0.32	(0.91)	(0.59)	(0.32)	(0.32)	(0.91)	27.23
10/1/13 to 9/30/14	27.03	0.32	1.02	1.34	(0.23)	(0.23)	1.11	28.14

Class R6
10/1/17 to 9/30/18	$34.06	0.23	0.64	0.87	(0.21)	(0.21)	0.66	$34.72
10/1/16 to 9/30/17	29.63	0.24	4.39	4.63	(0.20)	(0.20)	4.43	34.06
10/1/15 to 9/30/16	27.24	0.33	2.42	2.75	(0.36)	(0.36)	2.39	29.63
11/12/14(4) to 9/30/15	28.66	0.36	(1.45)	(1.09)	(0.33)	(0.33)	(1.42)	27.24

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

18

VONTOBEL FOREIGN OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Total Return(2)(6)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(5)		Ratio of Gross Expenses to Average Net Assets(3)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(5)		Portfolio Turnover Rate

2.48%	$984,802	1.12%		1.12%	0.57%		39%
15.69 (9)	1,062,609	1.19	(9)	1.20	0.64	(9)	31
10.05	958,835	1.19	(7)	1.20	0.90		25
(2.16)	1,231,349	1.17		1.17	1.14		32
4.97	1,263,398	1.18		1.18	1.13		31

2.55%	$33,573	1.03%		1.03%	0.66%		39%
15.82 (9)	19,370	1.08	(9)	1.09	0.75	(9)	31
10.16	6,587	1.09	(7)	1.10	1.14		25
(3.84)	4,502	1.07		1.07	1.44		32 (8)

Footnote Legend

(1)	Calculated using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	The Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(4)	Inception date.
(5)	Annualized for periods less than one year.
(6)	Not annualized for periods less than one year.
(7)	Net expense ratios include extraordinary proxy expenses.
(8)	Portfolio Turnover is representative of the Fund for the entire year ended September 30, 2015.
(9)

State Street Bank & Trust, custodian for the Fund through January 29, 2010, reimbursed the Fund for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and Ratio of Net Investment Income (Loss) to Average Net Assets. If included, the impact would have been to lower the Ratio of Net Expenses to Average Net Assets and increase the Ratio of Net Investment Income (Loss) to Average Net Assets by 0.01%. Custody fees reimbursed were included in Total Return. If excluded, the impact would have been to lower the Total Return by 0.01%.

See Notes to Financial Statements

19

VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report, 24 funds of the Trust are offered for sale, of which the Vontobel Foreign Opportunities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary Page. There is no guarantee the Fund will achieve its objective.

The Fund offers Class A shares, Class C shares, Class I shares, and Class R6 shares.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.

Class R6 shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457 plans, profit-sharing plans, money purchase pension plans, and defined benefit plans and nonqualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the Fund. Other institutional investors may be permitted to purchase Class R6 shares subject to the Fund’s determination of eligibility and may be subject to a minimum initial investment requirement. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Fund’s distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.

The Fund may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Fund. These fees are reflected as “Low balance account fees” in the Fund’s Statement of Operations for the period, as applicable.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Fund’s Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of the Fund are borne pro-rata by the holders of each class of shares.

20

VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Note 2. Significant Accounting Policies

The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

21

VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the disbursements as designated by the underlying funds.

Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2018, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2015 forward (with limited exceptions).

22

VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Transactions

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Securities Lending

($ reported in thousands)

The Fund may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities, the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral. At September 30, 2018, the Fund had securities on loan with a market value of $2,907 and cash collateral of $3,168.

23

VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Note 3. Investment Advisory Fees and Related Party Transactions

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Trust. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $2 Billion	$2+ Billion – $4 Billion	$4+ Billion
0.85%	0.80%	0.75%

B.	Subadviser

Vontobel Asset Management, Inc. (the “Subadviser”) is the subadviser to the Fund. The subadviser manages the investments of the Fund for which it is paid a fee by the Adviser.

C.	Distributor

($ reported in thousands)

VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2018, it retained net commissions of $13 for Class A shares and CDSC of $0 for Class A shares and $4 for Class C shares.

In addition, the Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan, as a percentage of the average daily net assets of each respective class at the annual rates: 0.25% for Class A shares, and 1.00% for Class C shares. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

D.	Administrator and Transfer Agent

($ reported in thousands)

Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Fund.

For the period ended September 30, 2018, the Fund incurred administration fees in aggregate totaling $1,358 which are included in the Statement of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.

For the period ended September 30, 2018, the Fund incurred transfer agent fees in aggregate totaling $1,958 which are included in the Statement of Operations within the line items “Transfer agent fees and expenses” and “Sub-transfer agent fees and expenses.” A portion of these fees was paid to outside entities that also provide services to the Trust. The fees are calculated daily and paid monthly.

24

VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

E.	Affiliated Shareholders

($ reported in thousands)

At September 30, 2018, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Class R6 Shares	156,411	$5,431

F.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” in the Statement of Assets and Liabilities at September 30, 2018.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended September 30, 2018, were as follows:

Purchases	Sales
$542,507	$699,830

There were no purchases or sales of long-term U.S. Government and agency securities during the period ended September 30, 2018.

Note 5. Indemnifications

Under the Trust’s organizational documents, and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Fund enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Fund and that have not occurred. However, neither the Trust nor the Fund has had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.

Note 6. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

25

VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

The Fund may invest a high percentage of its assets in specific sectors or countries of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At September 30, 2018, the Fund held securities issued by various companies in specific sectors as detailed below:

Sector	Percentage of Total Investments
Consumer Staples	27%

Note 7. 10% Shareholders

As of September 30, 2018, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

% of Shares Outstanding	Number of Accounts
29%	1*

*	The shareholder is not affiliated with Virtus.

Note 8. Federal Income Tax Information

($ reported in thousands)

At September 30, 2018, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$969,881	$344,109	$(36,018)	$308,091

For the period ended September 30, 2018, the Fund utilized losses of $19,701 deferred in prior years against current year capital gains.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the period ended September 30, 2018, the Fund deferred and recognized qualified late-year losses as follows:

Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
$—	$—	$—	$798

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) (which is disclosed above) consist of the following:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains
$7,216	$173,075

26

VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the periods ended September 30, 2018, and September 30, 2017, respectively was as follows:

	Year Ended
	2018	2017
Ordinary Income	$6,293	$8,591

Total	$6,293	$8,591

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of the Fund. As of September 30, 2018, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—	$634	$(634)

Note 9. Redemption Facility

($ reported in thousands)

On September 18, 2017, the Fund and certain other affiliated funds entered into an $150,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Fund to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 14, 2019. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Fund and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

The Fund made no borrowings at any time during the period and did not have any outstanding borrowings under this Credit Agreement at September 30, 2018.

Note 10. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities

27

VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2018, the Fund did not hold any securities that were illiquid or restricted.

Note 11. Regulatory Matters and Litigation

From time to time, the Trust, the Fund’s Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted and dismisses one of the defendants from the suit, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The remaining defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiff’s motion for class certification, was granted by the court. Discovery has since been completed. On October 6, 2017, defendants moved for summary judgment. Briefing on the motion for summary judgment was completed on December 22, 2017, and oral argument was held on January 18, 2018, where the Court reserved decision. Virtus and its affiliates, including the Adviser, believe that the suit is without merit. Nevertheless, on February 6, 2018, Virtus reached an agreement in principle with the plaintiffs, subject to Court approval, settling all claims in the litigation, in order to avoid the cost, distraction, disruption, and inherent

28

VONTOBEL FOREIGN OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

litigation uncertainty. The court gave its preliminary approval by order dated June 28, 2018, and a hearing for final approval was held on October 24, 2018, with no objections to the settlement presented. Upon approval by the Court, which Virtus believes is likely, the resolution of this matter will not have a material impact on the results of operations, cash flows or its consolidated financial condition for Virtus. Whether or not the settlement is approved by the Court, the Trust believes that the risk of loss to the Fund as a result of this suit is remote and the Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

Note 12. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”), ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statement of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is for filings made with the SEC after November 5, 2018. The adoption will have no effect on the Fund’s net assets or results of operations.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Vontobel Foreign Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Virtus Vontobel Foreign Opportunities Fund (one of the funds constituting Virtus Opportunities Trust, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 20, 2018

We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

30

VONTOBEL FOREIGN OPPORTUNITIES FUND

TAX INFORMATION NOTICE (Unaudited)

SEPTEMBER 30, 2018

For the fiscal year ended September 30, 2018, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
100%	28%	$173,075

For the fiscal year ended September 30, 2018, the Fund recognized $23,588 ($ reported in thousands), of foreign source income on which the Fund paid foreign taxes of $2,112 ($ reported in thousands). This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

31

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2016 71 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 75 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943 Served Since: 2016 71 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (8 portfolios); and Director (1999 to 2017), USAllianz Variable Insurance Product Trust (42 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2017 71 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University; Trustee (since 2017), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (2012 to 2017), International University of the Grand Bassam; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 71 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 71 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (60 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 71 Portfolios	Retired (since 2013); and Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company; Trustee (since 2017), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

32

FUND MANAGEMENT TABLES (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
McLoughlin, Philip YOB: 1946 Served Since: 1999 79 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (60 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 75 Portfolios	Retired. Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (60 portfolios).
Oates, James M. YOB: 1946 Served Since: 2000 75 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (60 portfolios).
Segerson, Richard E. YOB: 1946 Served Since: 2000 71 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (60 portfolios).

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 77 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (3 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (60 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

*

Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

33

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President(2013 to 2014), Vice President(2011 to 2013), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select Energy MLP Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.

34

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; Senior Vice President (since 2018), Virtus Closed-End Funds; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

35

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbein

Sidney E. Harris

John R. Mallin

Hassell H. McClellan

Connie D. McDaniel

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Officers

George R. Aylward, President

Peter Batchelar, Senior Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

Julia R. Short, Senior Vice President

Francis G. Waltman, Executive Vice President

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286-1048

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Website Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative,

contact us at 1-800-243-1574,

or visit Virtus.com.

8011	11-18

P.O. Box 9874

Providence, RI 02940-8074

ANNUAL REPORT VIRTUS OPPORTUNITIES TRUST

September 30, 2018

Virtus Newfleet Multi-Sector Short Term Bond Fund

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Newfleet Multi-Sector Short Term Bond Fund

(“Newfleet Multi-Sector Short Term Bond Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser votes proxies if any relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Newfleet Multi-Sector Short Term Bond Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the 12 months ended September 30, 2018.

U.S. economic growth and strong corporate earnings were consistent themes during the period, which began on an optimistic note with the sweeping tax overhaul that was signed into law at the end of 2017. As growth heated up, inflation fears caused stock markets to plunge in early February, ushering in the return of volatility after being conspicuously absent throughout 2017. Global trade war concerns sparked by the Trump administration’s tariff talk caused markets to remain unsettled into March before resuming an upward course through the spring and late summer. Meanwhile, persistent economic strength moved the Federal Reserve to hike its key interest rate four times in the period, most recently in late September, to end at 2.25%, its highest level in nearly a decade.

For the 12 months ended September 30, 2018, U.S. large-cap stocks, as measured by the S&P 500® Index, returned 17.91%, outpacing small-cap stocks, which returned 15.24%, as measured by the Russell 2000® Index. Within international equities, performance was mixed with developed markets up 2.74%, as measured by the MSCI EAFE® Index (net), and emerging markets down 0.81%, as measured by the MSCI Emerging Markets Index (net).

In the fixed income markets, the yield on the 10-year Treasury steadily climbed, to reach 3.05% at September 30, 2018, up from 2.33% at September 30, 2017. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, declined 1.22% for the 12 months. Non-investment grade bonds eked out a positive return of 3.05%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies, with a broad array of Virtus Funds available through your fund exchange privileges. These include distinctive equity, fixed income, international, and asset allocation funds managed by Virtus affiliates and select subadvisers. We invite you to learn more about the Virtus family of funds at Virtus.com.

On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Should you have questions about your account or require assistance, please visit Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2018

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2018 TO SEPTEMBER 30, 2018

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Newfleet Multi-Sector Short Term Bond Fund (the “Fund”) you may incur two types of costs; (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C1 shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class C shares are sold without a sales charge. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which is for the fiscal year ended September 30, 2018.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses

The table below provides information about the Fund’s actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first table under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses paid During Period*
Class A	$1,000.00	$1,001.30	0.96%	$4.82
Class C	1,000.00	1,000.10	1.19	5.97
Class C1	1,000.00	997.60	1.69	8.46
Class I	1,000.00	1,004.70	0.71	3.57
Class R6	1,000.00	1,002.90	0.55	2.76

*

Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.

2

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2018 TO SEPTEMBER 30, 2018

Hypothetical Example for Comparison Purposes

The accompanying table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses paid During Period*
Class A	$1,000.00	$1,020.26	0.96%	$4.86
Class C	1,000.00	1,019.10	1.19	6.02
Class C1	1,000.00	1,016.60	1.69	8.54
Class I	1,000.00	1,021.51	0.71	3.60
Class R6	1,000.00	1,022.31	0.55	2.79

*

Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.

3

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

KEY INVESTMENT TERMS (Unaudited)

SEPTEMBER 30, 2018

American Depositary Receipt (“ADR”)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Exchange-Traded Funds (“ETF”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.

ICE BofA Merrill Lynch 1–3 Year A–BBB US Corporate Index

The ICE BofA Merrill Lynch 1–3 Year A–BBB US Corporate Index measures performance of U.S. investment grade corporate bond issues rated “BBB” and “A” by Standard & Poor’s/Moody’s with maturities between one and three years. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges and it is not available for direct investment.

London Interbank Offered Rate (“LIBOR”)

A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

4

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

KEY INVESTMENT TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2018

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Real Estate Investment Trust (“REIT”)

A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

5

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND (Unaudited) Fund Summary Portfolio Manager Commentary by Newfleet Asset Management, LLC	Ticker Symbols: Class A: NARAX Class C: PSTCX Class C1: PMSTX Class I: PIMSX Class R6: VMSSX

⬛	The Fund is diversified and has an investment objective of providing high current income while attempting to limit changes in the Fund’s net asset value per share caused by interest rate changes. There is no guarantee that the Fund will meet its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned 0.05%; Class C shares returned -0.18%; Class C1 shares returned -0.68%; Class I shares returned 0.32%†; and Class R6 shares returned 0.38%†. For the same period, the ICE BofA Merrill Lynch 1–3 Year A–BBB US Corporate Index, which serves as both the Fund’s broad-based and style-specific index appropriate for comparison, returned 0.83%.

†	See footnote 7 on page 8.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

⬛	Most spread sectors outperformed during the fiscal year ended September 30, 2018, led by corporate high yield and high yield bank loans. Within spread sectors, assets with longer duration underperformed on a total return basis, as yields rose and bond prices fell. Non-U.S. dollar-denominated securities and emerging markets high yield were the largest underperformers during the period.
⬛	The 12-month period presented multiple challenges, including several bouts of elevated volatility. Market participants continued to wrestle with periods of instability caused by geopolitical developments, trade rhetoric, mixed global economic signals, and the evolution of the various quantitative easing (QE) programs that began after the now decade-old financial crisis. During the period, oil prices continued their ascent, driven higher by the outlook for supply/demand dynamics. U.S. economic data stayed on a positive trend, which contrasted with other global economies.

⬛	As anticipated, the Federal Reserve (the Fed) raised its target rate 0.25% on four separate occasions during the 12 months to a range of 2.00% to 2.25%.

⬛	Over the last 12 months, yields increased overall, but more so for shorter maturity bonds than for longer term securities.

What factors affected the Fund’s performance during its fiscal year?

⬛	The underperformance of U.S. Treasuries relative to most fixed income spread sectors was the key driver of the Fund’s outperformance for the fiscal year ended September 30, 2018.

⬛	Among fixed income sectors, the Fund’s allocations to corporate high yield, bank loans, residential mortgages, and asset-backed securities were the largest positive contributors to performance for the fiscal year. Issue selection within corporate high quality and asset-backed securities was also beneficial.

⬛	During the fiscal year, the Fund’s allocations to emerging markets high yield and non-U.S. dollar-denominated securities were the largest detractors from performance.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4

6

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND (Unaudited) (Continued)

opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the repayment of underlying collateral.

Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale and/or trade infrequently on the secondary market. Loans can carry significant credit and call risk, can be difficult to value and have longer settlement times than other investments, which can make loans relatively illiquid at times.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents the asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Corporate Bonds and Notes		32%
Financials	10%
Energy	5
Consumer Discretionary	4
All other Corporate Bonds and Notes	13
Asset-Backed Securities		23
Mortgage-Backed Securities		22
Leveraged Loans		12
Foreign Government Securities		3
Other (includes short-term investment and Securities Lending Collateral)		8

Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms on page 4.

7

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND (Continued)

Average Annual Total Returns[1] for periods ended 9/30/18
	1 Year	5 Years	10 Years	Since Inception		Inception Date
Class A shares at NAV[2]	0.05%	2.15%	5.07%	—		—
Class A shares at POP[3,4]	-2.20	1.68	4.83	—		—
Class C shares at NAV[2] and with CDSC[4]	-0.18	1.91	4.82	—		—
Class C1 shares at NAV[2] and with CDSC[4]	-0.68	1.41	4.31	—		—
Class I shares at NAV	0.32	2.45	5.35	—		—
Class R6 shares at NAV	0.38	—	—	2.05%		11/3/16
ICE BofA Merrill Lynch 1–3 Year A–BBB US Corporate Index	0.83	1.66	3.59	1.33	[5]	—
Fund Expense Ratios6: Class A shares: 1.02%; Class C shares: 1.24%; Class C1 shares: 1.74%; Class I shares: 0.75%; Class R6 shares: 0.55%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.25% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C1 shares are 1% within the first year and 0% thereafter.

[5]	The index returns are from Class R6 shares’ inception date.
[6]

The expense ratios for the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares, Class C shares, Class C1 shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The indexes are unmanaged and not available for direct investment; therefore, their performance does not reflect the expenses associated with active management of an actual portfolio.

8

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—2.9%
U.S. Treasury Note
1.125%, 2/28/19	$53,000		$52,735
1.375%, 1/15/20	36,520		35,899
1.375%, 4/30/20	93,495		91,472
2.625%, 8/31/20(15)	28,000		27,901
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $208,597)			208,007
MUNICIPAL BONDS—0.1%
Virginia—0.1%
Tobacco Settlement Financing Corp. Revenue Taxable Series A-1, Taxable 6.706%, 6/1/46	4,565		4,525
TOTAL MUNICIPAL BONDS (Identified Cost $4,268)			4,525
FOREIGN GOVERNMENT SECURITIES—3.4%
Argentine Republic
5.625%, 1/26/22(15)	7,647		6,898
4.625%, 1/11/23	8,400		7,090
Bolivarian Republic of Venezuela
RegS, 7.000%, 12/1/18(4)(9)	20,999		5,171
RegS, 7.750%, 10/13/19(4)(9)	9,851		2,627
Dominican Republic 144A 6.600%, 1/28/24(3)	7,115		7,501
Federal Republic of Nigeria 144A 6.375%, 7/12/23(3)	18,000		18,243
Federative Republic of Brazil
Notas do Tesouro Nacional Serie F, 10.000%, 1/1/23	25,125	BRL	6,204
Notas do Tesouro Nacional Series F, 10.000%, 1/1/23	47,335	BRL	11,687

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Provincia de Buenos Aires 144A 6.500%, 2/15/23(3)	$11,460		$10,070
Republic of Chile 5.500%, 8/5/20	11,647,000	CLP	18,228
Republic of Colombia
Treasury Note Series B, 11.250%, 10/24/18	21,072,000	COP	7,182
4.375%, 3/21/23	33,056,000	COP	10,599
Republic of Costa Rica 144A 4.375%, 4/30/25(3)(15)	9,940		8,589
Republic of Indonesia FR70 8.375%, 3/15/24	237,108,000	IDR	16,023
Republic of South Africa
Series 2023, 7.750%, 2/28/23	145,000	ZAR	10,020
4.665%, 1/17/24	6,725		6,565
Republic of Turkey 5.625%, 3/30/21	20,015		19,605
Russian Federation Series 6216 6.700%, 5/15/19	1,391,005	RUB	21,182
Sultanate of Oman 144A 4.125%, 1/17/23(3)	18,855		18,373
Ukraine 144A 7.750%, 9/1/23(3)	13,715		13,465
United Mexican States Series M 6.500%, 6/9/22	250,769	MXN	12,860
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $285,483)			238,182
MORTGAGE-BACKED SECURITIES—22.3%
Agency—2.8%
Federal National Mortgage Association
Pool #792432, 5.000%, 10/1/19	25		26
Pool #784263, 5.500%, 3/1/20	7		7
Pool #811881, 5.500%, 3/1/20	4		4

See Notes to Financial Statements

9

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Agency (continued)
Pool #819916, 5.500%, 3/1/20	$24	$25
Pool #819922, 5.500%, 4/1/20	42	42
Pool #811451, 5.000%, 6/1/20	75	78
Pool #AD6058, 4.000%, 8/1/25	4,363	4,454
Pool #AO5149, 3.000%, 6/1/27	596	592
Pool #AS5927, 3.000%, 10/1/30	16,414	16,272
Pool #AZ4794, 3.000%, 10/1/30	25,274	25,055
Pool #890707, 2.500%, 2/1/31	28,472	27,496
Pool #890710, 3.000%, 2/1/31	10,539	10,421
Pool #254549, 6.000%, 12/1/32	24	26
Pool #695237, 5.500%, 2/1/33	30	32
Pool #773385, 5.500%, 5/1/34	164	177
Pool #725762, 6.000%, 8/1/34	131	145
Pool #806318, 5.500%, 11/1/34	138	147
Pool #806328, 5.500%, 11/1/34	127	135
Pool #806316, 6.000%, 11/1/34	82	89
Pool #800267, 5.500%, 12/1/34	34	36
Pool #808018, 5.500%, 1/1/35	155	166
Pool #941322, 6.000%, 7/1/37	7	8
Pool #889578, 6.000%, 4/1/38	84	92
Pool #AC6992, 5.000%, 12/1/39	3,069	3,265
Pool #AD3841, 4.500%, 4/1/40	4,282	4,458
Pool #AD4224, 5.000%, 8/1/40	3,787	3,996

	PAR VALUE	VALUE
Agency (continued)
Pool #AE4799, 4.000%, 10/1/40	$107	$109
Pool #AH4009, 4.000%, 3/1/41	3,506	3,566
Pool #AI2472, 4.500%, 5/1/41	3,133	3,261
Pool #AX2491, 4.000%, 10/1/44	16,367	16,574
Pool #AS6515, 4.000%, 1/1/46	10,360	10,475
Pool #AS9393, 4.000%, 4/1/47	6,434	6,501
Pool #MA3058, 4.000%, 7/1/47	31,055	31,378
Pool #MA3088, 4.000%, 8/1/47	25,747	26,013
Government National Mortgage Association
Pool #563381, 6.500%, 11/15/31	17	18
Pool #581072, 6.500%, 2/15/32	9	10

		195,149

Non-Agency—19.5%
Access Point Funding I LLC 2017-A, A 144A 3.060%, 4/15/29(3)	5,543	5,507
Adjustable Rate Mortgage Trust 2005-1, 3A1 4.108%, 5/25/35(2)	2,332	2,357
Agate Bay Mortgage Trust 2016-3, A5 144A 3.500%, 8/25/46(2)(3)	6,000	5,940
Ajax Mortgage Loan Trust 2018-C, 144A 4.360%, 9/25/65(2)(3)	7,795	7,793
American Homes 4 Rent Trust 2015-SFR1, A 144A 3.467%, 4/17/52(3)	11,433	11,232
Ameriquest Mortgage Securities, Inc. 2003-10, AF6, 5.210%, 11/25/33	234	240

See Notes to Financial Statements

10

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
2003-10, AV1, (1 month LIBOR + 0.760%) 2.976%, 12/25/33(2)	$3,293	$3,275
AMSR Trust 2016-SFR1, A 144A, (1 month LIBOR + 1.400%) 3.558%, 11/17/33(2)(3)	4,170	4,174
2016-SFR1, C 144A, (1 month LIBOR + 2.250%) 4.408%, 11/17/33(2)(3)	3,495	3,500
2016-SFR1, D 144A, (1 month LIBOR + 2.400%) 4.558%, 11/17/33(2)(3)	425	427
Angel Oak Mortgage Trust I LLC 2018-1, A1 144A, 3.258%, 4/27/48(2)(3)	13,381	13,380
2018-2, A1 144A, 3.674%, 7/27/48(2)(3)	7,840	7,840
2018-3, A1 144A, 3.649%, 9/25/48(2)(3)	4,271	4,276
Angel Oak Mortgage Trust LLC 2017-1, A3 144A, 3.644%, 1/25/47(2)(3)	653	652
2017-3, A1 144A, 2.708%, 11/25/47(2)(3)	5,537	5,499
Arroyo Mortgage Trust 2018-1, A1 144A 3.763%, 4/25/48(2)(3)	44,144	44,158
Asset Backed Funding Certificates 2005-AQ1, A6 4.780%, 1/25/35	678	695
Aventura Mall Trust 2013-AVM, A 144A 3.867%, 12/5/32(2)(3)	10,350	10,488
Banc of America Funding Trust 2004-4, 3A1, 4.750%, 10/25/19(13)	353	300

	PAR VALUE	VALUE
Non-Agency (continued)
2004-B, 2A1, 3.835%, 11/20/34(2)	$320	$321
2004-D, 5A1, 3.651%, 1/25/35(2)	2,907	2,904
2005-1, 1A1, 5.500%, 2/25/35	326	326
2006-2, 3A1, 6.000%, 3/25/36	1,472	1,480
Banc of America Mortgage Trust 2005-3, 1A15 5.500%, 4/25/35	878	890
Bank of America (Countrywide) Asset-Backed Certificates 2005-1, AF5A 4.989%, 7/25/35(2)	6,922	7,095
Bank of America (Merrill Lynch—Countrywide) Alternative Loan Trust 2004-22CB, 1A1 6.000%, 10/25/34	14,810	15,225
Bank of America (Merrill Lynch—Countrywide) Asset-Backed Certificates Trust 2004-10, AF6 4.485%, 12/25/34(2)	61	62
Bank of America (Merrill Lynch—Countrywide) Home Loan Mortgage Pass-Through-Trust 2004-6, 1A2, 4.155%, 5/25/34(2)	906	905
2004-4, A6, 5.500%, 5/25/34	360	362
Bank of America (Merrill Lynch) Investors Trust 2004-A4, A1 4.095%, 8/25/34(2)	1,011	1,011

See Notes to Financial Statements

11

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Bayview Commercial Asset Trust 2006-2A, A2 144A , (1 month LIBOR + 0.280%) 2.496%, 7/25/36(2)(3)	$4,883	$4,733
Bayview Financial Acquisition Trust 2007-A, 1A2 6.205%, 5/28/37	2,331	2,367
Bayview Koitere Fund Trust 2017-RT4, A 144A 3.500%, 7/28/57(2)(3)	8,121	8,047
Bayview Opportunity Master Fund IIIa Trust 2017-RN8, A1 144A 3.352%, 11/28/32(3)	2,826	2,813
Bayview Opportunity Master Fund IVa Trust 2016-SPL1, B1 144A, 4.250%, 4/28/55(3)	7,758	7,843
2017-RT1, A1 144A, 3.000%, 3/28/57(2)(3)	3,745	3,658
2017-SPL5, B1 144A, 4.000%, 6/28/57(2)(3)	5,910	5,914
Bayview Opportunity Master Fund IVb Trust 2016-SPL2, B1 144A, 4.250%, 6/28/53(2)(3)	5,532	5,592
2017-SPL4, A 144A, 3.500%, 1/28/55(2)(3)	2,768	2,749
BX Trust
2018-MCSF, A 144A, (1 month LIBOR + 0.577%) 2.735%, 4/15/35(2)(3)	11,145	11,103
2018-GW, B 144A, (1 month LIBOR + 1.020%) 3.178%, 5/15/35(2)(3)	19,910	19,922
Caesars Palace Las Vegas Trust 2017-VICI, C 144A 4.138%, 10/15/34(3)	12,170	12,203

	PAR VALUE	VALUE
Non-Agency (continued)
Citigroup Mortgage Loan Trust, Inc. 2004-NCM2, 2CB2, 6.750%, 8/25/34	$8,362	$8,982
2014-A, A 144A, 4.000%, 1/25/35(2)(3)	5,800	5,837
2015-PS1, A1 144A, 3.750%, 9/25/42(2)(3)	4,836	4,831
2015-A, A1 144A, 3.500%, 6/25/58(2)(3)	2,187	2,166
2018-RP3, A1 144A, 3.250%, 3/25/61(2)(3)	8,499	8,452
2018-RP1, A1 144A, 3.000%, 9/25/64(2)(3)	13,950	13,651
Cold Storage Trust 2017-ICE3, A 144A, (1 month LIBOR + 1.000%) 3.158%, 4/15/36(2)(3)	23,505	23,563
Colony Starwood Homes Trust 2016-2A, C 144A , (1 month LIBOR + 2.150%) 4.308%, 12/17/33(2)(3)	18,880	18,940
COLT Mortgage Loan Trust Funding LLC 2016-2, A1 144A, 2.750%, 9/25/46(2)(3)	3,110	3,098
2017-1, A3 144A, 3.074%, 5/27/47(2)(3)	727	720
2018-1, A1 144A, 2.930%, 2/25/48(2)(3)	14,712	14,637
2018-2, A1 144A, 3.470%, 7/27/48(2)(3)	4,206	4,191
2018-3, A1 144A, 3.692%, 10/26/48(2)(3)	2,495	2,499
Commercial Mortgage Lease-Backed Certificates 2001-CMLB, A3 144A 7.471%, 6/20/31(2)(3)	4,080	4,320
Commercial Mortgage Trust 2014-277P, A 144A 3.732%, 8/10/49(2)(3)	8,705	8,744

See Notes to Financial Statements

12

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Credit Suisse First Boston Mortgage Securities Corp. 2003-27, 5A3, 5.250%, 11/25/33	$764	$772
2003-AR30, 5A1, 3.963%, 1/25/34(2)	3,786	3,888
2004-8, 7A1, 6.000%, 12/25/34	4,364	4,571
Credit Suisse Mortgage Capital Trust 2013-HYB1, A16 144A, 3.002%, 4/25/43(2)(3)	2,889	2,866
2014-IVR2, A2 144A, 3.760%, 4/25/44(2)(3)	8,797	8,710
2017-FHA1, A1 144A, 3.250%, 4/25/47(2)(3)	11,884	11,587
2018-RPL8, A1 144A, 4.125%, 7/25/58(3)(13)	2,300	2,292
Deephaven Residential Mortgage Trust 2017-1A, A1 144A, 2.725%, 12/26/46(2)(3)	3,295	3,283
2017-1A, A2 144A, 2.928%, 12/26/46(2)(3)	835	828
2017-2A, A1 144A, 2.453%, 6/25/47(2)(3)	3,248	3,226
2017-2A, A2 144A, 2.606%, 6/25/47(2)(3)	1,466	1,447
2017-3A, A3 144A, 2.813%, 10/25/47(2)(3)	3,503	3,467
2018-1A, A1 144A, 2.976%, 12/25/57(2)(3)	9,919	9,849
2018-2A, A1 144A, 3.479%, 4/25/58(2)(3)	21,975	21,865
2018-3A, A1 144A, 3.789%, 8/25/58(2)(3)(13)	2,900	2,902
GAHR Commercial Mortgage Trust 2015-NRF, CFX 144A 3.495%, 12/15/34(2)(3)	16,875	16,824
Galton Funding Mortgage Trust 2017-1, A21 144A, 3.500%, 7/25/56(2)(3)	14,946	14,752

	PAR VALUE	VALUE
Non-Agency (continued)
2018-1, A23 144A, 3.500%, 11/25/57(2)(3)	$10,149	$9,942
GMAC Mortgage Corp. Loan Trust 2004-AR1, 12A, 4.212%, 6/25/34(2)	3,211	3,253
2005-AR1, 5A, 3.767%, 3/18/35(2)	1,072	1,031
Goldman Sachs Mortgage Securities Trust 2012-ALOH, A 144A 3.551%, 4/10/34(3)	8,176	8,203
GSAA Home Equity Trust 2005-1, AF4, 5.619%, 11/25/34	190	192
2005-12, AF3W, 4.999%, 9/25/35(2)	2,969	2,999
Hilton USA Trust 2016-SFP, B 144A 3.323%, 11/5/35(3)	22,020	21,491
Home Equity Loan Trust 2007-HSA3, AI4 6.110%, 6/25/37(2)	3,719	3,717
Homeward Opportunities Fund I Trust 2018-1, A1 144A 3.766%, 6/25/48(2)(3)	13,462	13,462
Hospitality Mortgage Trust 2017-HIT, B 144A , (1 month LIBOR + 1.180%) 3.313%, 5/8/30(2)(3)	14,505	14,514
IMC Home Equity Loan Trust 1997-5, A9 7.310%, 11/20/28	1,800	1,788
JPMorgan Chase (Bear Stearns) Adjustable Rate Mortgage Trust 2004-10, 14A1, 3.645%, 1/25/35(2)	816	809
2004-10, 21A1, 3.912%, 1/25/35(2)	5,203	5,241

See Notes to Financial Statements

13

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
JPMorgan Chase (Washington Mutual) Mortgage Pass-Through Certificates Trust 2004-CB1, 5A, 5.000%, 6/25/19	$130	$130
2003-AR6, A1, 4.226%, 6/25/33(2)	452	457
2003-AR4, 2A1, 3.907%, 8/25/33(2)	149	149
2004-CB1, 2A, 5.000%, 6/25/34	1,552	1,574
JPMorgan Chase Commercial Mortgage Securities Trust 2010-CNTR, A2 144A, 4.311%, 8/5/32(3)	5,335	5,421
2011-C4, A4 144A, 4.388%, 7/15/46(3)	5,044	5,154
2006-LDP9, AM, 5.372%, 5/15/47	7,783	7,805
2014-C22, A4, 3.801%, 9/15/47	16,998	17,159
JPMorgan Chase Mortgage Trust 2014-2, AM 144A, 3.395%, 6/25/29(2)(3)	3,894	3,857
2014-2, 2A2 144A, 3.500%, 6/25/29(2)(3)	7,283	7,249
2014-5, B1 144A, 2.988%, 10/25/29(2)(3)	2,651	2,478
2014-5, B2 144A, 2.988%, 10/25/29(2)(3)	1,248	1,161
2006-A2, 4A1, 4.484%, 8/25/34(2)	854	863
2004-A4, 2A1, 4.326%, 9/25/34(2)	3,523	3,572
2005-A1, 4A1, 4.417%, 2/25/35(2)	406	413
2005-A2, 4A1, 4.017%, 4/25/35(2)	615	612
2005-A4, 3A1, 4.150%, 7/25/35(2)	1,698	1,723
2006-A6, 3A3L, 3.973%, 10/25/36(2)	851	735

	PAR VALUE	VALUE

Non-Agency (continued)
2014-1, 2A12 144A, 3.500%, 1/25/44(2)(3)	$4,261	$4,151
2015-1, AM1 144A, 3.039%, 12/25/44(2)(3)	9,440	9,419
2016-1, M2 144A, 3.750%, 4/25/45(2)(3)	12,623	12,373
2015-5, A2 144A, 3.077%, 5/25/45(2)(3)	9,678	9,645
2016-2, M2 144A, 3.750%, 12/25/45(2)(3)	13,563	13,272
2017-3, 2A2 144A, 2.500%, 8/25/47(2)(3)	9,026	8,596
2017-5, A1 144A, 3.172%, 10/26/48(2)(3)	37,240	36,874
2017-4, A3 144A, 3.500%, 11/25/48(2)(3)	12,382	12,013
LoanDepot Station Place Agency Securitization Trust 2017-LD1, C 144A , (1 month LIBOR + 1.300%) 3.516%, 11/25/50(2)(3)(13)	16,025	16,025
MASTR Adjustable Rate Mortgages Trust 2004-12, 3A1 4.474%, 11/25/34(2)	105	105
MASTR Alternative Loan Trust 2003-8, 2A1, 5.750%, 11/25/33	3,384	3,489
2004-4, 6A1, 5.500%, 4/25/34	1,878	1,941
2004-7, 9A1, 6.000%, 8/25/34	9,339	9,624
2005-2, 2A1, 6.000%, 1/25/35	2,404	2,488
2005-2, 1A1, 6.500%, 3/25/35	6,912	7,107
MASTR Asset Securitization Trust 2005-1, 1A1 5.000%, 5/25/20	43	43
MetLife Securitization Trust 2017-1A, M1 144A 3.659%, 4/25/55(2)(3)	7,930	7,764

See Notes to Financial Statements

14

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Mill City Mortgage Trust 2015-1, A3 144A, 3.000%, 6/25/56(2)(3)	$11,900	$11,739
2016-1, A1 144A, 2.500%, 4/25/57(2)(3)	2,420	2,364
2017-1, A1 144A, 2.750%, 11/25/58(2)(3)	7,566	7,411
Morgan Stanley—Bank of America (Merrill Lynch) Trust 2013-C13, AS 4.266%, 11/15/46	1,735	1,769
Morgan Stanley Capital Barclays Bank Trust 2016-MART, A 144A 2.200%, 9/13/31(3)	14,805	14,305
Morgan Stanley Capital I Trust 2017-CLS, A 144A , (1 month LIBOR + 0.700%) 2.858%, 11/15/34(2)(3)	11,154	11,147
Morgan Stanley Mortgage Loan Trust 2004-2AR, 3A 3.862%, 2/25/34(2)	631	639
Morgan Stanley Residential Mortgage Loan Trust 2014-1A, B2 144A 2.971%, 6/25/44(2)(3)	4,124	4,064
Motel 6 Trust 2017-MTL6, A 144A , (1 month LIBOR + 0.920%) 3.078%, 8/15/34(2)(3)	25,663	25,671
National City Mortgage Capital Trust 2008-1, 2A1 6.000%, 3/25/38	891	919
New Residential Mortgage Loan Trust 2016-2A, A1 144A, 3.750%, 11/26/35(2)(3)	12,527	12,508
2014-1A, A 144A, 3.750%, 1/25/54(2)(3)	10,670	10,648

	PAR VALUE	VALUE
Non-Agency (continued)
2014-2A, A3 144A, 3.750%, 5/25/54(2)(3)	$983	$983
2014-3A, AFX3 144A, 3.750%, 11/25/54(2)(3)	8,667	8,653
2015-2A, A1 144A, 3.750%, 8/25/55(2)(3)	9,976	9,954
2016-1A, A1 144A, 3.750%, 3/25/56(2)(3)	5,637	5,613
2016-3A, A1 144A, 3.750%, 9/25/56(2)(3)	6,301	6,275
2016-4A, A1 144A, 3.750%, 11/25/56(2)(3)	5,611	5,585
2017-2A, A3 144A, 4.000%, 3/25/57(2)(3)	8,062	8,108
2018-1A, A1A 144A, 4.000%, 12/25/57(2)(3)	1,386	1,392
2018-2A, A1 144A, 4.500%, 2/25/58(2)(3)	20,433	20,821
NovaStar Mortgage Funding Trust 2004-4, M5 , (1 month LIBOR + 1.725%) 3.941%, 3/25/35(2)	2,608	2,640
Oak Hill Advisors Residential Loan Trust 2017-NPL2, A1 144A 3.000%, 7/25/57(3)	19,469	19,151
One Market Plaza Trust 2017-1MKT, A 144A 3.614%, 2/10/32(3)	10,700	10,637
Onslow Bay Financial LLC 2018-1, A2 144A, (1 month LIBOR + 0.650%) 2.866%, 6/25/57(2)(3)	15,336	15,343
Pretium Mortgage Credit Partners I LLC 2017-NPL3, A1 144A, 3.250%, 6/29/32(3)	2,939	2,917
2017-NPL5, A1 144A, 3.327%, 12/30/32(2)(3)	8,215	8,171
2018-NPL1 144A, 3.375%, 1/27/33(3)	1,809	1,791
2017-NPL2, A1 144A, 3.250%, 3/28/57(3)	10,261	10,210

See Notes to Financial Statements

15

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
Progress Residential Trust 2017-SFR1, B 144A, 3.017%, 8/17/34(3)	$4,000	$3,860
2018-SFR1, A 144A, 3.255%, 3/17/35(3)	3,150	3,081
2018-SFR1, B 144A, 3.484%, 3/17/35(3)	2,515	2,469
2018-SFR2, B 144A, 3.841%, 8/17/35(3)	9,350	9,285
RCO Mortgage LLC 2017-1, A1 144A 3.375%, 8/25/22(3)	8,394	8,344
Residential Asset Mortgage Products Trust 2004-SL2, A3, 7.000%, 10/25/31	1,143	1,194
2004-SL1, A8, 6.500%, 11/25/31	1,457	1,517
2005-SL2, A4, 7.500%, 2/25/32	1,432	1,317
2004-SL4, A3, 6.500%, 7/25/32	557	556
Residential Asset Securitization Trust 2003-A11, A9, 5.750%, 11/25/33	1,854	1,881
2004-A1, A5, 5.500%, 4/25/34	8,912	8,963
Residential Funding Mortgage Securities I, Inc. 2006-S12, 1A1 5.500%, 12/25/21	363	367
RETL 2018-RVP, C 144A , (1 month LIBOR + 2.050%) 4.208%, 3/15/33(2)(3)	15,737	15,835
Seasoned Credit Risk Transfer Trust 2016-1, M1 144A 3.000%, 9/25/55(2)(3)	6,500	6,253
Sequoia Mortgage Trust 2015-4, A1 144A, 3.000%, 11/25/30(2)(3)	8,101	7,956
2013-8, B1, 3.529%, 6/25/43(2)	6,327	6,112

	PAR VALUE	VALUE

Non-Agency (continued)
2017-CH1, A2 144A, 3.500%, 8/25/47(2)(3)	$4,404	$4,340
Starwood Mortgage Residential Trust 2018-IMC1, A1 144A 3.793%, 3/25/48(2)(3)	2,115	2,115
Starwood Waypoint Homes Trust 2017-1, A 144A , (1 month LIBOR + 0.950%) 3.108%, 1/17/35(2)(3)	13,704	13,704
Structured Adjustable Rate Mortgage Loan Trust 2004-4, 3A2, 4.166%, 4/25/34(2)	1,531	1,553
2004-4, 3A1, 4.166%, 4/25/34(2)	346	348
2004-4, 3A4, 4.166%, 4/25/34(2)	1,181	1,190
2004-14, 7A, 4.127%, 10/25/34(2)	6,228	6,240
Structured Asset Securities Corp. Mortgage-Pass-Through Certificates 2003-33H, 1A1, 5.500%, 10/25/33	2,487	2,530
2003-34A, 6A, 4.382%, 11/25/33(2)	1,711	1,709
Sutherland Commercial Mortgage Loans 2017-SBC6, A 144A 3.192%, 5/25/37(2)(3)	6,141	6,144
Towd Point Mortgage Trust 2015-1, A2 144A, 3.250%, 10/25/53(2)(3)	11,184	11,012
2015-3, A1B 144A, 3.000%, 3/25/54(2)(3)	2,610	2,589
2016-1, A1B 144A, 2.750%, 2/25/55(2)(3)	4,431	4,363
2015-6, M1 144A, 3.750%, 4/25/55(2)(3)	11,010	10,876
2015-5, A1B 144A, 2.750%, 5/25/55(2)(3)	4,148	4,081
2015-5, A2 144A, 3.500%, 5/25/55(2)(3)	3,901	3,850

See Notes to Financial Statements

16

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
2016-2, A1 144A, 3.000%, 8/25/55(2)(3)	$5,105	$5,017
2016-3, A1 144A, 2.250%, 4/25/56(2)(3)	4,036	3,939
2016-4, A1 144A, 2.250%, 7/25/56(2)(3)	5,027	4,885
2017-1, M1 144A, 3.750%, 10/25/56(2)(3)	3,665	3,594
2017-6, A2 144A, 3.000%, 10/25/57(2)(3)	3,930	3,653
2018-4, A1 144A, 3.000%, 6/25/58(2)(3)	17,181	16,602
2015-2, 1M1 144A, 3.250%, 11/25/60(2)(3)	22,558	21,648
Tricon American Homes Trust 2016-SFR1, C 144A, 3.487%, 11/17/33(3)	4,640	4,555
2017-SFR1, A 144A, 2.716%, 9/17/34(3)	3,595	3,450
Velocity Commercial Capital Loan Trust 2017-1, AFX 144A 3.000%, 5/25/47(2)(3)	2,272	2,246
Vericrest Opportunity Loan Trust LVI LLC 2017-NPL3, A1 144A 3.500%, 3/25/47(3)	8,846	8,805
Vericrest Opportunity Loan Trust LX LLC 2017-NPL7, A1 144A 3.250%, 6/25/47(3)	5,732	5,694
Vericrest Opportunity Loan Trust LXII LLC 2017-NPL9, A1 144A 3.125%, 9/25/47(3)	7,289	7,202
Vericrest Opportunity Loan Trust LXIII LLC 2017-NP10, A1 144A 3.000%, 10/25/47(3)	609	602
Vericrest Opportunity Loan Trust LXIV LLC 2017-NP11, A1 144A 3.375%, 10/25/47(3)	25,437	25,282

	PAR VALUE	VALUE

Non-Agency (continued)
Vericrest Opportunity Loan Trust LXIX LLC 2018-NPL5, A1A 144A 4.213%, 8/25/48(2)(3)	$2,575	$2,570
Vericrest Opportunity Loan Trust LXX LLC 2018-NPL6, A1A, 144A 4.115%, 9/25/48(2)(3)	1,535	1,534
Verus Securitization Trust 2017-1A, A1 144A, 2.853%, 1/25/47(2)(3)	4,275	4,242
2017-2A, A1 144A, 2.485%, 7/25/47(2)(3)	13,427	13,107
2018-1, A1 144A, 2.929%, 2/25/48(2)(3)	13,184	13,007
2018-INV1, A3 144A, 4.052%, 3/25/58(2)(3)	4,260	4,260
2018-2, A1 144A, 3.677%, 6/1/58(2)(3)	20,838	20,836
VSD 2017-PLT1, A 3.600%, 12/25/43	3,309	3,308
Wells Fargo Mortgage Backed Securities Trust 2003-G, A1, 4.466%, 6/25/33(2)	723	732
2003-J, 5A1, 4.615%, 10/25/33(2)	240	243
2004-4, A9, 5.500%, 5/25/34	1,084	1,104
2004-U, A1, 4.330%, 10/25/34(2)	578	583
2004-Z, 2A1, 3.760%, 12/25/34(2)	2,329	2,377
2004-CC, A1, 3.804%, 1/25/35(2)	1,156	1,183
2005-12, 1A1, 5.500%, 11/25/35	2,019	2,046
2005-14, 2A1, 5.500%, 12/25/35	1,355	1,390
2007-16, 1A1, 6.000%, 12/28/37	1,029	1,031

		1,376,890
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $1,588,540)		1,572,039

See Notes to Financial Statements

17

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES—23.1%
Auto Floor Plan—0.2%
NextGear Floorplan Master Owner Trust 2017-2A, A2 144A, 2.560%, 10/17/22(3)	$12,410	$12,237
2018-1A, A2 144A, 3.220%, 2/15/23(3)	4,420	4,392

		16,629

Automobiles—13.8%
ACC Trust 2018-1, A 144A, 3.700%, 12/21/20(3)	7,057	7,054
2018-1, B 144A, 4.820%, 5/20/21(3)	6,475	6,465
American Credit Acceptance Receivables Trust 2017-3, B 144A, 2.250%, 1/11/21(3)	8,000	7,990
2016-1A, B 144A, 4.240%, 6/13/22(3)	851	852
2017-1, C 144A, 2.880%, 3/13/23(3)	9,000	8,985
2017-2, C 144A, 2.860%, 6/12/23(3)	6,705	6,682
2018-1, C 144A, 3.550%, 4/10/24(3)	8,145	8,126
2018-3, C 144A, 3.750%, 10/15/24(3)	6,295	6,294
AmeriCredit Automobile Receivables Trust 2014-2, C, 2.180%, 6/8/20	2,826	2,825
2014-1, D, 2.540%, 6/8/20	20,944	20,941
2015-3, C, 2.730%, 3/8/21	9,730	9,722
2016-4, C, 2.410%, 7/8/22	8,723	8,609
2017-1, C, 2.710%, 8/18/22	10,360	10,221
2017-2, C, 2.970%, 3/20/23	7,840	7,769
Avid Automobile Receivables Trust 2018-1, A 144A, 2.840%, 8/15/23(3)	3,278	3,262

	PAR VALUE	VALUE
Automobiles (continued)
2018-1, B 144A, 3.850%, 7/15/24(3)	$4,000	$3,942
Avis Budget Rental Car Funding LLC (AESOP) 2015-2A, A 144A 2.630%, 12/20/21(3)	21,560	21,239
California Republic Auto Receivables Trust 2014-2, B, 2.340%, 4/15/20	5,613	5,611
2015-3, B, 2.700%, 9/15/21	3,705	3,684
2016-1, B, 3.430%, 2/15/22	4,615	4,598
2017-1, B, 2.910%, 12/15/22	7,000	6,852
Capital Auto Receivables Asset Trust
2015-2, C, 2.670%, 8/20/20	7,250	7,245
2017-1, C 144A, 2.700%, 9/20/22(3)	3,630	3,561
2017-1, D 144A, 3.150%, 2/20/25(3)	1,980	1,957
CarFinance Capital Auto Trust 2014-2A, B 144A, 2.640%, 11/16/20(3)	1,225	1,225
2014-2A, C 144A, 3.240%, 11/16/20(3)	2,765	2,760
2015-1A, B 144A, 2.910%, 6/15/21(3)	6,000	5,993
CarNow Auto Receivables Trust 2016-1A, D 144A, 7.340%, 11/15/21(3)	4,460	4,485
2017-1A, A 144A, 2.920%, 9/15/22(3)	3,518	3,501
Centre Point Funding LLC 2012-2A, 1 144A 2.610%, 8/20/21(3)	2,351	2,325
Chrysler Capital Auto Receivables Trust 2015-BA, D 144A, 4.170%, 1/16/23(3)	8,400	8,430
2016-BA, D 144A, 3.510%, 9/15/23(3)	2,150	2,126

See Notes to Financial Statements

18

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
CPS Auto Receivables Trust 2016-C, B 144A, 2.480%, 9/15/20(3)	$2,384	$2,382
2016-B, B 144A, 3.180%, 9/15/20(3)	2,799	2,802
2017-C, B 144A, 2.300%, 7/15/21(3)	6,610	6,571
2016-A, C 144A, 3.800%, 12/15/21(3)	6,500	6,524
2017-D, B 144A, 2.430%, 1/18/22(3)	6,400	6,336
2018-C, D 144A, 4.400%, 6/17/24(3)	1,440	1,440
Credit Acceptance Auto Loan Trust 2018-1A, A 144A, 3.010%, 2/16/27(3)	10,000	9,900
2018-2A, B 144A, 3.940%, 7/15/27(3)	5,500	5,488
Drive Auto Receivables Trust 2017-1, B, 2.360%, 3/15/21	8,923	8,917
2017-BA, C 144A, 2.610%, 8/16/21(3)	8,713	8,704
2016-CA, C 144A, 3.020%, 11/15/21(3)	9,220	9,225
2017-AA, C 144A, 2.980%, 1/18/22(3)	15,410	15,396
2017-3, C, 2.800%, 7/15/22	7,235	7,216
2015-AA, D 144A, 4.120%, 7/15/22(3)	13,120	13,215
2017-2, C, 2.750%, 9/15/23	4,030	4,020
4.300%, 9/16/24	10,000	10,075
2018-4, D, 4.090%, 1/15/26	13,505	13,546
DT Auto Owner Trust 2016-2A, C 144A, 3.670%, 1/18/22(3)	3,637	3,643
2016-3A, C 144A, 3.150%, 3/15/22(3)	4,606	4,609
2016-4A, C 144A, 2.740%, 10/17/22(3)	16,989	16,987
2017-1A, D 144A, 3.550%, 11/15/22(3)	10,000	9,992

	PAR VALUE	VALUE

Automobiles (continued)
2017-2A, D 144A, 3.890%, 1/15/23(3)	$10,070	$10,089
2017-3A, C 144A, 3.010%, 5/15/23(3)	11,505	11,455
2017-4A, C 144A, 2.860%, 7/17/23(3)	20,000	19,912
2018-1A, C 144A, 3.470%, 12/15/23(3)	8,950	8,926
Exeter Automobile Receivables Trust 2015-1A, C 144A, 4.100%, 12/15/20(3)	13,602	13,666
2015-2A, C 144A, 3.900%, 3/15/21(3)	24,230	24,330
2014-3A, D 144A, 5.690%, 4/15/21(3)	19,355	19,639
2016-3A, B 144A, 2.840%, 8/16/21(3)	8,475	8,467
2017-1A, B 144A, 3.000%, 12/15/21(3)	17,975	17,951
2017-2A, B 144A, 2.820%, 5/16/22(3)	18,780	18,677
2017-3A, B 144A, 2.810%, 9/15/22(3)	14,185	14,019
2018-1A, C 144A, 3.030%, 1/17/23(3)	19,510	19,301
2018-2A, C 144A, 3.690%, 3/15/23(3)	6,550	6,534
2018-3A, C 144A, 3.710%, 6/15/23(3)	7,970	7,949
First Investors Auto Owner Trust 2015-1A, C 144A, 2.710%, 6/15/21(3)	5,000	4,987
2017-2A, B 144A, 2.650%, 11/15/22(3)	2,160	2,131
Flagship Credit Auto Trust 2016-1, A 144A, 2.770%, 12/15/20(3)	794	794
2014-2, D 144A, 5.210%, 2/15/21(3)	11,010	11,134
2015-1, D 144A, 5.260%, 7/15/21(3)	3,565	3,622
2015-2, C 144A, 4.080%, 12/15/21(3)	6,495	6,541
2016-2, B 144A, 3.840%, 9/15/22(3)	4,175	4,198

See Notes to Financial Statements

19

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
2016-3, D 144A, 3.890%, 11/15/22(3)	$4,990	$4,989
2017-1, C 144A, 3.220%, 5/15/23(3)	7,500	7,472
2017-3, C 144A, 2.910%, 9/15/23(3)	6,980	6,861
Foursight Capital Automobile Receivables Trust 2016-1, A2 144A, 2.870%, 10/15/21(3)	2,530	2,526
2017-1, B 144A, 3.050%, 12/15/22(3)	8,965	8,838
2017-1, C 144A, 3.470%, 12/15/22(3)	4,458	4,416
2018-1, C 144A, 3.680%, 8/15/23(3)	1,685	1,668
2018-1, D 144A, 4.190%, 11/15/23(3)	1,630	1,615
GLS Auto Receivables Trust 2016-1A, B 144A, 4.390%, 1/15/21(3)	10,366	10,409
2017-1A, B 144A, 2.980%, 12/15/21(3)	15,005	14,892
2018-1A, A 144A, 2.820%, 7/15/22(3)	2,367	2,357
2017-1A, C 144A, 3.500%, 7/15/22(3)	11,090	11,010
2018-1A, B 144A, 3.520%, 8/15/23(3)	11,975	11,896
Hertz Vehicle Financing II LP 2016-1A, A 144A, 2.320%, 3/25/20(3)	8,800	8,776
2015-1A, A 144A, 2.730%, 3/25/21(3)	29,000	28,748
2015-3A, A 144A, 2.670%, 9/25/21(3)	27,702	27,209
2016-4A, A 144A, 2.650%, 7/25/22(3)	12,335	11,981
Hyundai Auto Lease Securitization Trust 2018-A, A2A 144A 2.550%, 8/17/20(3)	17,175	17,151

	PAR VALUE	VALUE

Automobiles (continued)
Hyundai Auto Receivables Trust 2015-A, D, 2.730%, 6/15/21	$8,950	$8,945
2017-B, B, 2.230%, 2/15/23	3,560	3,457
OneMain Direct Auto Receivables Trust 2017-2A, C 144A 2.820%, 7/15/24(3)	6,220	6,120
Oscar US Funding Trust VIII LLC 2018-1A, A2A 144A 2.910%, 4/12/21(3)	9,504	9,493
Prestige Auto Receivables Trust 2017-1A, C 144A, 2.810%, 1/17/23(3)	8,355	8,185
2018-1 144A, 4.140%, 10/15/24(3)	3,785	3,784
Santander Drive Auto Receivables Trust 2016-2, B, 2.080%, 2/16/21	3,899	3,895
2017-1, C, 2.580%, 5/16/22	9,830	9,765
2017-2, C, 2.790%, 8/15/22	3,795	3,774
2017-3, C, 2.760%, 12/15/22	4,510	4,456
2018-2, C, 3.350%, 7/17/23	12,425	12,357
Skopos Auto Receivables Trust 2018-1A, A 144A, 3.190%, 9/15/21(3)	8,050	8,042
2018-1A, B 144A, 3.930%, 5/16/22(3)	2,465	2,456
TCF Auto Receivables Owner Trust 2016-PT1A, C 144A 3.210%, 1/17/23(3)	10,900	10,807
Tesla Auto Lease Trust 2018-A, A 144A, 2.320%, 12/20/19(3)	1,541	1,537
2018-A, B 144A, 2.750%, 2/20/20(3)	2,500	2,487

See Notes to Financial Statements

20

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
2018-A, C 144A, 2.970%, 4/20/20(3)	$2,000	$1,990
2018-A, D 144A, 3.300%, 5/20/20(3)	2,970	2,956
Tidewater Auto Receivables Trust 2018-AA, B 144A 3.450%, 11/15/24(3)	3,165	3,155
Westlake Automobile Receivables Trust 2016-2A, C 144A, 2.830%, 5/17/21(3)	3,002	3,003
2015-3A, D 144A, 4.400%, 5/17/21(3)	8,459	8,493
2017-1A, B 144A, 2.300%, 10/17/22(3)	10,000	9,979
2017-2A, C 144A, 2.590%, 12/15/22(3)	16,230	16,078
2018-1A, C 144A, 2.920%, 5/15/23(3)	22,494	22,292
2018-3A, D 144A, 4.000%, 10/16/23(3)	5,900	5,899
2018-2A, D 144A, 4.000%, 1/16/24(3)	10,000	10,000

		972,860

Home Equity Loans—0.0%
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 2001-SB1, A2 3.375%, 8/25/31	849	837

Other—8.8%
Ajax Mortgage Loan Trust 2017-B, A 144A 3.163%, 9/25/56(2)(3)	9,491	9,262
Aqua Finance Trust 2017-A, A 144A 3.720%, 11/15/35(3)	11,879	11,611
Ascentium Equipment Receivables Trust 2017-1A, B 144A, 2.850%, 10/10/21(3)	7,764	7,567

	PAR VALUE	VALUE

Other (continued)
2018-1A, B 144A, 3.460%, 11/13/23(3)	$8,675	$8,676
AXIS Equipment Finance Receivables IV LLC 2018-1A, A2 144A 3.240%, 12/20/23(3)	12,425	12,360
BRE Grand Islander Timeshare Issuer LLC 2017-1A, A 144A 2.940%, 5/25/29(3)	7,711	7,535
BXG Receivables Note Trust 2012-A, A 144A, 2.660%, 12/2/27(3)	1,486	1,462
2013-A, A 144A, 3.010%, 12/4/28(3)	3,622	3,550
2015-A, A 144A, 2.880%, 5/2/30(3)	3,315	3,244
2017-A, A 144A, 2.950%, 10/4/32(3)	7,208	7,004
CCG Receivables Trust 2018-1, A2 144A 2.500%, 6/16/25(3)	4,875	4,844
CLUB Credit Trust 2017-NP1, B 144A, 3.170%, 4/17/23(3)	188	188
2017-P1, B 144A, 3.560%, 9/15/23(3)	4,565	4,542
2017-P2, A 144A, 2.610%, 1/15/24(3)	5,473	5,444
Conn’s Receivables Funding LLC 2017-B, B 144A, 4.520%, 4/15/21(3)	6,965	7,003
2018-A, B 144A, 4.650%, 1/15/23(3)	4,805	4,812
Consumer Installment Loan Trust 2016-LD1, A 144A 3.960%, 7/15/22(3)	179	179
Consumer Loan Underlying Bond Credit Trust 2018-P2, A 144A 3.470%, 10/15/25(3)	6,840	6,839

See Notes to Financial Statements

21

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

ASSET-BACKED SECURITIES (continued)
Other (continued)
CoreVest American Finance Trust 2017-1, A 144A, 2.968%, 10/15/49(3)	$4,510	$4,400
2018-1, A 144A, 3.804%, 6/15/51(3)	13,442	13,450
DB Master Finance LLC 2015-1A, A2II 144A, 3.980%, 2/20/45(3)	2,750	2,751
2017-1A, A2I 144A, 3.629%, 11/20/47(3)	16,108	15,696
Diamond Resorts Owner Trust 2014-1, A 144A, 2.540%, 5/20/27(3)	3,517	3,515
2017-1A, A 144A, 3.270%, 10/22/29(3)	5,316	5,264
2018-1, B 144A, 4.190%, 1/21/31(3)	7,325	7,291
Drug Royalty II LP 2 2014-1, A2 144A 3.484%, 7/15/23(3)	5,826	5,808
Drug Royalty III LP 1 2016-1A, A 144A, 3.979%, 4/15/27(3)	6,224	6,229
2017-1A, A1 144A, (3 month LIBOR + 2.500%) 4.839%, 4/15/27(2)(3)	2,739	2,750
Fairway Outdoor Funding LLC 2012-1A, A2 144A 4.212%, 10/15/42(3)	12,952	12,973
Foundation Finance Trust 2017-1A, A 144A, 3.300%, 7/15/33(3)	9,414	9,334
2016-1A, A 144A, 3.960%, 6/15/35(3)	1,369	1,374
Gold Key Resorts LLC 2014-A, A 144A 3.220%, 3/17/31(3)	3,599	3,570
Hardee’s Funding LLC 2018-1A, A1 144A 4.250%, 6/20/48(3)	20,795	20,769

	PAR VALUE	VALUE

Other (continued)
Hilton Grand Vacations Trust 2013-A, A 144A, 2.280%, 1/25/26(3)	$2,950	$2,933
2014-AA, A 144A, 1.770%, 11/25/26(3)	4,555	4,476
2017-AA, A 144A, 2.660%, 12/26/28(3)	4,774	4,683
2018-AA, A 144A, 3.540%, 2/25/32(3)	7,000	7,004
HOA Funding LLC 2014-1A, A2 144A 4.846%, 8/20/44(3)	11,863	11,720
Kabbage Asset Securitization LLC 2017-1, A 144A 4.571%, 3/15/22(3)	7,500	7,553
Mariner Finance Issuance Trust 2017-AA, A 144A 3.620%, 2/20/29(3)	7,335	7,330
Marlette Funding Trust 2018-1A, A 144A, 2.610%, 3/15/28(3)	6,068	6,049
2018-3A, A 144A, 3.200%, 9/15/28(3)	8,443	8,442
Marriott Vacation Club Owner Trust 2012-1A, A 144A 2.510%, 5/20/30(3)	5,380	5,339
MVW Owner Trust 2015-1A, B 144A, 2.960%, 12/20/32(3)	683	668
2016-1A, A 144A, 2.250%, 12/20/33(3)	3,260	3,153
2017-1A, A 144A, 2.420%, 12/20/34(3)	3,206	3,102
OnDeck Asset Securitization Trust LLC 2018-1A, A 144A 3.500%, 4/18/22(3)	9,380	9,353
OneMain Financial Issuance Trust 2015-2A, A 144A, 2.570%, 7/18/25(3)	205	205
2018-1A, A 144A, 3.300%, 3/14/29(3)	15,360	15,244

See Notes to Financial Statements

22

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

ASSET-BACKED SECURITIES (continued)
Other (continued)
2017-1A, A1 144A, 2.370%, 9/14/32(3)	$5,500	$5,406
Oportun Funding IX LLC 2018-B, A 144A 3.910%, 7/8/24(3)	8,455	8,421
Oportun Funding VIII LLC 2018-A, A 144A 3.610%, 3/8/24(3)	8,745	8,649
Orange Lake Timeshare Trust 2015-AA, A 144A, 2.880%, 9/8/27(3)	3,315	3,255
2014-AA, A 144A, 2.290%, 7/9/29(3)	1,409	1,382
2018-A, A 144A, 3.100%, 11/8/30(3)	5,667	5,584
Pretium Mortgage Credit Partners I LLC 2018-NPL3, A1 144A 4.125%, 8/27/33(3)	7,771	7,763
Prosper Marketplace Issuance Trust 2017-1A, B 144A, 3.650%, 6/15/23(3)	17,008	17,030
2017-2A, B 144A, 3.480%, 9/15/23(3)	16,905	16,879
2018-1A, A 144A, 3.110%, 6/17/24(3)	4,849	4,849
2018-2A, B 144A, 3.960%, 10/15/24(3)	9,900	9,905
Sierra Receivables Funding Co., LLC 2017-1A, A 144A 2.910%, 3/20/34(3)	4,708	4,648
Sierra Timeshare Receivables Funding LLC 2014-2A, A 144A, 2.050%, 6/20/31(2)(3)	1,217	1,214
2016-1A, A 144A, 3.080%, 3/21/33(3)	2,780	2,761
2016-2A, A 144A, 2.330%, 7/20/33(3)	2,599	2,548
2018-2A, A 144A, 3.500%, 6/20/35(3)	6,763	6,739

	PAR VALUE	VALUE

Other (continued)
SoFi Consumer Loan Program LLC 2016-3, A 144A, 3.050%, 12/26/25(3)	$9,629	$9,587
2017-1, A 144A, 3.280%, 1/26/26(3)	11,222	11,207
2017-3, A 144A, 2.770%, 5/25/26(3)	8,370	8,293
2017-5, A2 144A, 2.780%, 9/25/26(3)	14,080	13,831
2017-6, A2 144A, 2.820%, 11/25/26(3)	12,870	12,671
2018-1, A2 144A, 3.140%, 2/25/27(3)	10,685	10,592
SoFi Consumer Loan Program Trust 2018-2, A2 144A 3.350%, 4/26/27(3)	18,425	18,392
Springleaf Funding Trust 2016-AA, A 144A 2.900%, 11/15/29(3)	11,590	11,559
Taco Bell Funding LLC 2016-1A, A21 144A 3.832%, 5/25/46(3)	8,959	8,958
TGIF Funding LLC 2017-1A, A2 144A 6.202%, 4/30/47(3)	20,412	20,420
Trinity Rail Leasing LP 144A 2.266%, 1/15/43(3)	1,789	1,737
TRIP Rail Master Funding LLC 2017-1A, A1 144A 2.709%, 8/15/47(3)	8,297	8,170
Upstart Securitization Trust 2018-1, B 144A 3.887%, 8/20/25(3)	5,218	5,201
Volvo Financial Equipment LLC 2017-1A, B 144A 2.400%, 1/18/22(3)	3,600	3,528
VSE VOI Mortgage LLC 2016-A, A 144A, 2.540%, 7/20/33(3)	3,843	3,743
2017-A, A 144A, 2.330%, 3/20/35(3)	7,875	7,601
Welk Resorts LLC 2013-AA, A 144A, 3.100%, 3/15/29(3)	1,486	1,473
2015-AA, A 144A, 2.790%, 6/16/31(3)	3,120	3,056

See Notes to Financial Statements

23

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

ASSET-BACKED SECURITIES (continued)
Other (continued)
Wendy’s Funding LLC 2015-1A, A2II 144A, 4.080%, 6/15/45(3)	$9,305	$9,309
2018-1A, A2I 144A, 3.573%, 3/15/48(3)	9,404	9,048
Westgate Resorts LLC 2016-1A, A 144A, 3.500%, 12/20/28(3)	5,025	5,001
2018-1A, A 144A, 3.380%, 12/20/31(3)	6,123	6,088

		615,048

Student Loans—0.3%
DRB Prime Student Loan Trust 2015-D, A3 144A 2.500%, 1/25/36(3)	1,445	1,439
Earnest Student Loan Program LLC 2017-A, A2 144A 2.650%, 1/25/41(3)	3,997	3,913
Navient Private Education Loan Trust 2017-A, A2A 144A 2.880%, 12/16/58(3)	3,150	3,052
SLM Private Education Loan Trust 2013-B, A2A 144A, 1.850%, 6/17/30(3)	2,130	2,117
2013-C, A2A 144A, 2.940%, 10/15/31(3)	1,732	1,733
SoFi Professional Loan Program LLC 2015-A, A2 144A, 2.420%, 3/25/30(3)	1,552	1,529
2017-B, A1FX 144A, 1.830%, 5/25/40(3)	3,347	3,327
2017-C, A2A 144A, 1.750%, 7/25/40(3)	3,132	3,105

		20,215
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $1,635,072)		1,625,589

	PAR VALUE	VALUE

CORPORATE BONDS AND NOTES—33.1%
Consumer Discretionary—3.0%
Alibaba Group Holding Ltd. 2.500%, 11/28/19	$6,600	$6,566
Altice France S.A. 144A 7.375%, 5/1/26(3)	3,670	3,674
Altice US Finance I Corp. 144A 5.375%, 7/15/23(3)	8,250	8,343
Aptiv Corp. 4.150%, 3/15/24	17,960	17,992
Boyd Gaming Corp. 6.375%, 4/1/26	6,635	6,831
Bunge Ltd. Finance Corp. 4.350%, 3/15/24	14,290	14,145
Charter Communications Operating LLC 4.500%, 2/1/24	10,990	11,036
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	19,688	19,737
Discovery Communications LLC 2.200%, 9/20/19	7,185	7,129
3.300%, 5/15/22	11,200	10,972
DISH DBS Corp. 5.875%, 7/15/22	11,015	10,747
Dollar Tree, Inc. , (3 month LIBOR + 0.700%) 3.036%, 4/17/20(2)	4,850	4,857
General Motors Financial Co., Inc. 3.500%, 7/10/19	9,715	9,755
4.200%, 3/1/21	7,300	7,390
3.550%, 4/9/21	2,847	2,846
GLP Capital LP 5.250%, 6/1/25	13,175	13,383
Horton (D.R.), Inc. 4.750%, 2/15/23	10,550	10,805
International Game Technology plc 144A 6.250%, 2/15/22(3)	5,190	5,378

See Notes to Financial Statements

24

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

CORPORATE BONDS AND NOTES (continued)
Consumer Discretionary (continued)
Lennar Corp. 2.950%, 11/29/20	$17,355	$16,943
Newell Brands, Inc. 3.150%, 4/1/21	6,553	6,448
Scientific Games International, Inc. 144A 5.000%, 10/15/25(3)	7,150	6,792
TRI Pointe Group, Inc. 5.875%, 6/15/24	10,130	10,054

		211,823

Consumer Staples—1.3%
Anheuser-Busch InBev Worldwide, Inc. , (3 month LIBOR + 0.740%) 3.077%, 1/12/24(2)	4,943	4,965
BAT Capital Corp. 144A, 2.297%, 8/14/20(3)	7,230	7,085
144A, 2.764%, 8/15/22(3)	14,195	13,676
144A, 3.222%, 8/15/24(3)	7,160	6,823
Campbell Soup Co. 3.300%, 3/15/21	4,613	4,569
3.650%, 3/15/23	11,370	11,149
CVS Health Corp.
(3 month LIBOR + 0.720%) 3.047%, 3/9/21(2)	6,510	6,561
3.700%, 3/9/23	15,619	15,549
Kraft Heinz Foods Co. (The) 3.500%, 7/15/22	4,543	4,508
4.000%, 6/15/23(15)	14,660	14,685

		89,570

Energy—5.0%
Afren plc 144A 11.500%, 2/1/16(3)(9)(13)	4,674	2
Anadarko Finance Co. Series B 7.500%, 5/1/31	3,000	3,678

	PAR VALUE	VALUE

Energy (continued)
Anadarko Petroleum Corp. 4.850%, 3/15/21	$3,845	$3,951
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(3)	6,070	6,229
California Resources Corp. 144A 8.000%, 12/15/22(3)(15)	11,930	11,378
Callon Petroleum Co. 6.125%, 10/1/24	9,266	9,428
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23(15)	11,090	11,326
Cheniere Corpus Christi Holdings LLC 7.000%, 6/30/24	7,155	7,835
Citgo Holding, Inc. 144A 10.750%, 2/15/20(3)	6,650	7,049
CITGO Petroleum Corp. 144A 6.250%, 8/15/22(3)	6,973	6,956
CNOOC Finance Property Ltd. 2.625%, 5/5/20	5,800	5,717
Continental Resources, Inc. 5.000%, 9/15/22	4,027	4,085
4.500%, 4/15/23	6,535	6,648
Ecopetrol S.A. 5.875%, 9/18/23	16,725	17,820
Enbridge Energy Partners LP 4.375%, 10/15/20	3,930	3,987
Encana Corp. 3.900%, 11/15/21	7,960	7,994
8.125%, 9/15/30	8,110	10,374
Energy Transfer Equity LP 4.250%, 3/15/23	6,430	6,390
5.875%, 1/15/24	10,155	10,688
Energy Transfer Partners LP 5.000%, 10/1/22	17,910	18,547
4.500%, 11/1/23	4,855	4,924
EP Energy LLC 144A, 9.375%, 5/1/24(3)	7,130	5,882
144A, 8.000%, 11/29/24(3)	7,660	7,717

See Notes to Financial Statements

25

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

CORPORATE BONDS AND NOTES (continued)
Energy (continued)
Kinder Morgan, Inc. 144A 5.625%, 11/15/23(3)	$20,300	$21,660
Pertamina Persero PT 144A 4.300%, 5/20/23(3)	15,000	14,881
Petrobras Global Finance BV 5.299%, 1/27/25	10,890	10,171
Petroleos de Venezuela S.A. 144A 6.000%, 5/16/24(3)(9)	9,545	2,087
Petroleos Mexicanos 4.875%, 1/24/22	37,580	38,012
PTTEP Treasury Center Co., Ltd. 144A 4.875%(3)(5)	3,007	3,011
Range Resources Corp. 5.000%, 3/15/23	5,235	5,143
4.875%, 5/15/25	15,135	14,322
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	8,000	8,321
6.250%, 3/15/22	8,415	9,044
Sunoco LP 144A, 4.875%, 1/15/23(3)	17,321	17,148
144A, 5.500%, 2/15/26(3)	7,615	7,356
Transocean Guardian Ltd. 144A 5.875%, 1/15/24(3)	3,955	3,990
Transocean, Inc. 144A, 9.000%, 7/15/23(3)	3,680	4,002
6.800%, 3/15/38	7,800	6,747
Weatherford International Ltd. 9.875%, 2/15/24(15)	4,795	4,687

		349,187

Financials—9.6%
AerCap Ireland Capital Ltd. 3.950%, 2/1/22	3,670	3,659
Ares Capital Corp. 3.625%, 1/19/22	4,475	4,375
3.500%, 2/10/23	7,365	7,037
4.250%, 3/1/25	7,500	7,189

	PAR VALUE		VALUE

Financials (continued)
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)	$14,195		$13,928
Aviation Capital Group LLC 144A 3.875%, 5/1/23(3)	18,262		18,063
Bank of America Corp. 5.490%, 3/15/19	2,868		2,903
(3 month LIBOR + 1.000%) 3.342%, 4/24/23(2)	14,445		14,637
4.200%, 8/26/24	10,473		10,520
(3 month LIBOR + 0.770%) 3.111%, 2/5/26(2)(15)	11,312		11,120
Bank of Baroda 144A 4.875%, 7/23/19(3)	11,775		11,856
Barclays plc 3.200%, 8/10/21	10,345		10,155
BBVA Banco Continental S.A. RegS 5.000%, 8/26/22(4)	16,280		16,809
Capital One N.A. 2.400%, 9/5/19	5,000		4,973
2.950%, 7/23/21	14,425		14,183
Citigroup, Inc. 2.350%, 8/2/21	6,604		6,398
(3 month LIBOR + 1.430%) 3.751%, 9/1/23(2)	7,115		7,283
(3 month LIBOR + 1.250%) 3.646%, 7/1/26(2)	21,935		22,118
3.200%, 10/21/26	2,927		2,732
Corp Financiera de Desarrollo SA 144A 4.750%, 7/15/25(3)	6,000		6,045
Development Bank of Kazakhstan JSC 144A 8.950%, 5/4/23(3)(13)	3,330,000	KZT	8,975
Discover Bank 8.700%, 11/18/19	1,750		1,845

See Notes to Financial Statements

26

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)	$14,685	$14,731
First Tennessee Bank N.A. 2.950%, 12/1/19	4,500	4,487
FS Investment Corp. 4.250%, 1/15/20(15)	7,725	7,730
Goldman Sachs Group, Inc. (The) 2.350%, 11/15/21	4,425	4,260
4.250%, 10/21/25	24,315	24,082
(3 month LIBOR + 1.170%) 3.484%, 5/15/26(2)	28,975	28,993
Guanay Finance Ltd. 144A 6.000%, 12/15/20(3)	18,354	18,400
HSBC Holdings plc 2.950%, 5/25/21	10,000	9,864
(3 month LIBOR + 1.500%) 3.837%, 1/5/22(2)	6,524	6,695
Huntington Bancshares, Inc. 7.000%, 12/15/20	17,065	18,281
ICAHN Enterprises LP 6.250%, 2/1/22	10,285	10,542
Industrial & Commercial Bank of China Ltd. 3.231%, 11/13/19	6,275	6,250
(3 month LIBOR + 0.750%) 3.093%, 11/8/20(2)	630	629
2.957%, 11/8/22	14,880	14,298
Jefferies Group LLC 6.875%, 4/15/21	2,594	2,782
JPMorgan Chase & Co. 2.295%, 8/15/21	4,495	4,370
(3 month LIBOR + 0.900%) 3.235%, 4/25/23(2)	18,055	18,222
JPMorgan Chase Bank N.A. 1.650%, 9/23/19	8,805	8,708

	PAR VALUE	VALUE

Financials (continued)
Lincoln National Corp. , (3 month LIBOR + 2.040%) 4.388%, 4/20/67(2)(7)	$2,885	$2,651
Macquarie Group Ltd. 144A 6.000%, 1/14/20(3)	10,950	11,314
Mizuho Financial Group, Inc. 144A 2.632%, 4/12/21(3)(15)	32,105	31,317
Morgan Stanley
(3 month LIBOR + 0.930%) 3.277%, 7/22/22(2)	18,055	18,210
(3 month LIBOR + 1.400%) 3.742%, 10/24/23(2)	25,080	25,771
Navient Corp. 6.500%, 6/15/22	8,220	8,539
7.250%, 9/25/23	3,620	3,837
Nuveen Finance LLC 144A 2.950%, 11/1/19(3)	2,850	2,846
S&P Global, Inc. 3.300%, 8/14/20	15,097	15,086
Santander Holdings USA, Inc. 2.650%, 4/17/20	7,540	7,441
3.700%, 3/28/22	7,190	7,089
SBA Tower Trust 144A, 3.156%, 10/8/20(3)	6,050	6,005
144A, 3.168%, 4/11/22(3)	18,490	18,133
Sberbank of Russia RegS 5.717%, 6/16/21(4)(6)	7,000	7,125
Springleaf Finance Corp. 6.875%, 3/15/25	7,875	7,871
Toronto-Dominion Bank (The) 2.125%, 4/7/21	11,005	10,703
Trinity Acquisition plc 3.500%, 9/15/21	1,485	1,472

See Notes to Financial Statements

27

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Turkiye Is Bankasi AS 144A 3.750%, 10/10/18(3)	$12,630	$12,567
Turkiye Vakiflar Bankasi TAO 144A 5.625%, 5/30/22(3)	8,665	7,528
UBS Group Funding Switzerland AG 144A 2.650%, 2/1/22(3)	8,475	8,191
Vnesheconombank 144A 6.902%, 7/9/20(3)	9,500	9,543
Wells Fargo & Co. 2.500%, 3/4/21	7,465	7,310
(3 month LIBOR + 1.230%) 3.572%, 10/31/23(2)	10,770	10,983
Wells Fargo Bank N.A. 2.150%, 12/6/19	8,310	8,230
Wells Fargo Bank NA 3.550%, 8/14/23	9,555	9,508
XLIT Ltd. 2.300%, 12/15/18	9,730	9,723

		679,120

Health Care—2.9%
Abbott Laboratories 3.400%, 11/30/23	3,910	3,893
AbbVie, Inc. 2.500%, 5/14/20	11,705	11,572
3.375%, 11/14/21	1,901	1,899
3.200%, 11/6/22	1,940	1,906
3.750%, 11/14/23	3,000	2,985
Allergan Funding SCS 3.000%, 3/12/20	2,825	2,822
3.450%, 3/15/22	3,815	3,791
Anthem, Inc. 2.950%, 12/1/22	7,557	7,346
3.500%, 8/15/24	7,475	7,308
3.350%, 12/1/24	5,452	5,296
Bausch Health Cos., Inc. 144A 6.500%, 3/15/22(3)	2,190	2,278

	PAR VALUE	VALUE

Health Care (continued)
Bayer US Finance II LLC
144A, (3 month LIBOR + 0.630%) 3.003%, 6/25/21(2)(3)	$10,690	$10,731
144A, 3.500%, 6/25/21(3)	10,800	10,774
144A, (3 month LIBOR + 1.010%) 3.344%, 12/15/23(2)(3)	10,975	10,994
Becton Dickinson & Co.
(3 month LIBOR + 0.875%) 3.261%, 12/29/20(2)	6,257	6,266
2.894%, 6/6/22	11,831	11,501
3.363%, 6/6/24	7,740	7,476
Cardinal Health, Inc. 2.616%, 6/15/22	10,985	10,503
Elanco Animal Health, Inc. 144A, 3.912%, 8/27/21(3)	1,691	1,693
144A, 4.272%, 8/28/23(3)	4,227	4,239
Endo Dac 144A 6.000%, 7/15/23(3)	720	639
Fresenius U.S. Finance II, Inc. 144A 4.500%, 1/15/23(3)	2,590	2,629
Halfmoon Parent, Inc. 144A, (3 month LIBOR + 0.890%) 3.224%, 7/15/23(2)(3)(15)	7,542	7,542
144A, 3.750%, 7/15/23(3)	8,938	8,904
144A, 4.125%, 11/15/25(3)	740	738
Mylan NV 3.150%, 6/15/21	4,065	4,001
Mylan, Inc. 144A 3.125%, 1/15/23(3)	14,815	14,134
Shire Acquisitions Investments Ireland DAC 2.400%, 9/23/21	9,275	8,961
Tenet Healthcare Corp. 4.625%, 7/15/24	4,350	4,228
5.125%, 5/1/25	4,765	4,693

See Notes to Financial Statements

28

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

CORPORATE BONDS AND NOTES (continued)
Health Care (continued)
Teva Pharmaceutical Finance Netherlands Iii BV 6.000%, 4/15/24	$800	$812
Zimmer Biomet Holdings, Inc. 3.150%, 4/1/22	25,115	24,596

		207,150

Industrials—2.7%
Alfa SAB de CV 144A 5.250%, 3/25/24(3)	6,775	6,926
America West Airlines Pass-Through-Trust 2001-1, G 7.100%, 4/2/21	26,129	27,435
Ashtead Capital, Inc. 144A 4.125%, 8/15/25(3)	13,800	13,110
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	11,420	11,470
British Airways Pass-Through-Trust 2013-1, B 144A 5.625%, 6/20/20(3)	4,505	4,562
CNH Industrial Capital LLC 4.200%, 1/15/24	5,870	5,839
CNH Industrial N.V. 4.500%, 8/15/23	15,130	15,363
Continental Airlines Pass-Through-Trust 1999-2, C2 6.236%, 3/15/20	3,729	3,803
Doric Nimrod Air Alpha Pass-Through-Trust 2013-1, A 144A 5.250%, 5/30/23(3)	13,276	13,574
Doric Nimrod Air Finance Alpha Pass-Through-Trust 2012-1, A 144A 5.125%, 11/30/22(3)	9,395	9,534
Hawaiian Airlines Pass-Through Certificates 2013-1, B 4.950%, 1/15/22	5,956	5,971

	PAR VALUE	VALUE

Industrials (continued)
Latam Finance Ltd. 144A 6.875%, 4/11/24(3)	$14,725	$14,302
Masco Corp. 5.950%, 3/15/22	13,945	14,886
Norwegian Air Shuttle ASA Pass Through Trust 2016-1, A 144A 4.875%, 5/10/28(3)	7,965	7,802
Penske Truck Leasing Co., LP
RegS, 2.500%, 6/15/19(4)	3,470	3,458
144A, 4.125%, 8/1/23(3)	7,770	7,756
Pitney Bowes, Inc. 4.375%, 5/15/22(15)	10,523	9,747
TransDigm, Inc. 6.500%, 7/15/24	11,820	12,110

		187,648

Information Technology—1.3%
Analog Devices, Inc. 2.950%, 1/12/21	18,570	18,406
Broadcom Corp. 2.375%, 1/15/20	10,660	10,535
3.000%, 1/15/22	7,550	7,354
2.650%, 1/15/23	9,730	9,185
Dell International LLC 144A 5.450%, 6/15/23(3)	10,540	11,071
Hewlett Packard Enterprise Co. 2.850%, 10/5/18	3,840	3,840
(3 month LIBOR + 0.720%) 3.105%, 10/5/21(2)	2,830	2,833
3.500%, 10/5/21	4,545	4,540
Radiate Holdco LLC 144A 6.875%, 2/15/23(3)	3,635	3,499
Tencent Holdings Ltd. 144A 2.985%, 1/19/23(3)	7,050	6,827
VMware, Inc. 2.300%, 8/21/20	4,567	4,477
2.950%, 8/21/22	11,670	11,230

		93,797

See Notes to Financial Statements

29

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE

CORPORATE BONDS AND NOTES (continued)
Materials—2.1%
Anglo American Capital plc 144A 3.625%, 9/11/24(3)	$18,490	$17,599
ArcelorMittal 6.125%, 6/1/25	12,910	14,026
Equate Petrochemical BV 144A 3.000%, 3/3/22(3)	9,535	9,187
Fibria Overseas Finance Ltd. 4.000%, 1/14/25	11,711	10,852
FMG Resources August 2006 Pty Ltd. 144A 5.125%, 3/15/23(3)	9,330	9,225
Glencore Funding LLC 144A 4.125%, 5/30/23(3)	17,615	17,593
James Hardie International Finance DAC 144A 4.750%, 1/15/25(3)	12,975	12,556
NOVA Chemicals Corp. 144A, 4.875%, 6/1/24(3)	7,565	7,283
144A, 5.000%, 5/1/25(3)	15,350	14,582
Rusal Capital Designated Activity Co. 144A 5.125%, 2/2/22(3)	17,980	11,687
Syngenta Finance NV 144A, 3.698%, 4/24/20(3)	8,635	8,625
144A, 3.933%, 4/23/21(3)	8,635	8,611
Teck Resources Ltd. 144A 8.500%, 6/1/24(3)	5,145	5,625

		147,451

Real Estate—1.4%
Alexandria Real Estate Equities, Inc. 4.000%, 1/15/24	9,892	9,914
Brixmor Operating Partnership LP 3.875%, 8/15/22	5,570	5,549

	PAR VALUE	VALUE

Real Estate (continued)
Government Properties Income Trust 3.750%, 8/15/19	$2,905	$2,916
4.000%, 7/15/22	7,345	7,260
Greystar Student Housing Growth & Income OP LP 4.600%, 12/1/24	2,040	2,178
Healthcare Trust of America Holdings LP 2.950%, 7/1/22	17,890	17,301
Hospitality Properties Trust 4.500%, 6/15/23	4,445	4,463
Select Income REIT 4.150%, 2/1/22	18,910	18,720
Senior Housing Properties Trust 3.250%, 5/1/19	6,685	6,682
Ventas Realty LP 2.700%, 4/1/20	2,948	2,922
Welltower, Inc. 4.125%, 4/1/19	4,100	4,113
West Europe Finance LLC 144A 3.250%, 10/5/20(3)	19,265	19,203

		101,221

Telecommunication Services—2.5%
Altice France SA 144A 8.125%, 2/1/27(3)	800	822
AT&T, Inc. 2.800%, 2/17/21	18,700	18,424
3.200%, 3/1/22	1,910	1,881
144A, (3 month LIBOR + 0.890%) 3.209%, 2/15/23(2)(3)	8,918	8,837
(3 month LIBOR + 1.180%) 3.514%, 6/12/24(2)	21,430	21,527
Axtel SAB de C.V. 144A 6.375%, 11/14/24(3)	9,450	9,322
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	10,365	7,903

See Notes to Financial Statements

30

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Telecommunication Services (continued)
Digicel Ltd. 144A 6.750%, 3/1/23(3)(15)	$7,745	$6,457
Frontier Communications Corp. 8.500%, 4/15/20	3,200	3,232
8.875%, 9/15/20	3,380	3,428
7.625%, 4/15/24	10,600	6,837
Motorola Solutions, Inc. 3.750%, 5/15/22	2,149	2,131
3.500%, 3/1/23	11,099	10,808
Sprint Corp. 7.875%, 9/15/23	10,000	10,774
Sprint Spectrum Co., LLC 144A, 3.360%, 9/20/21(3)	14,063	14,010
144A, 4.738%, 3/20/25(3)	11,355	11,350
Verizon Communications, Inc. 3.125%, 3/16/22(15)	9,017	8,928
(3 month LIBOR + 1.100%) 3.414%, 5/15/25(2)	25,561	25,783

		172,454

Utilities—1.3%
Eskom Holdings SOC Ltd. 144A 5.750%, 1/26/21(3)	13,900	13,516
Exelon Corp. 2.850%, 6/15/20	18,845	18,679
3.497%, 6/1/22	8,261	8,116
PNM Resources, Inc. 3.250%, 3/9/21	11,070	10,966
PSEG Power LLC 3.850%, 6/1/23	18,125	18,055
TerraForm Power Operating LLC 144A 4.250%, 1/31/23(3)	18,640	18,221

	PAR VALUE	VALUE
Utilities (continued)
Texas Competitive Electric Holdings Co. 144A 0.000%, 10/1/20(3)(12)	$5,925	$4
Toledo Edison Co. (The) 7.250%, 5/1/20	224	236

		87,793
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $2,361,202)		2,327,214
LEVERAGED LOANS(2)—12.3%
Aerospace—0.6%
American Airlines, Inc. Tranche B , (1 month LIBOR + 2.000%) 4.242%, 4/28/23	15,744	15,653
TransDigm, Inc.
Tranche F, (1 month LIBOR + 2.500%) 4.742%, 6/9/23	18,075	18,136
Tranche G, (1 month LIBOR + 2.500%) 4.742%, 8/22/24	1,541	1,545
Tranche E, (1 month LIBOR + 2.500%) 4.742%, 5/30/25	3,328	3,337

		38,671

Chemicals—0.2%
Ineos U.S. Finance LLC , (1 month LIBOR + 2.000%) 4.242%, 4/1/24	5,930	5,939
New Arclin U.S. Holding Corp. First Lien , (3 month LIBOR + 3.500%) 5.886%, 2/14/24	5,367	5,407

		11,346

Consumer Durables—0.2%
Fluidra, S.A. , (1 month LIBOR + 2.250%) 4.492%, 7/2/25	3,596	3,612

See Notes to Financial Statements

31

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
LEVERAGED LOANS(2) (continued)
Consumer Durables (continued)
Global Appliance, Inc. Tranche B , (1 month LIBOR + 4.000%) 6.250%, 9/29/24	$10,598	$10,174

		13,786

Consumer Non-Durables—0.2%
Herbalife Nutrition Ltd. Tranche B , (1 month LIBOR + 3.250%) 5.492%, 8/18/25	2,555	2,576
Kronos Acquisition Intermediate, Inc. , (1 month LIBOR + 4.000%) 6.242%, 5/15/23	14,188	14,114

		16,690

Energy—0.4%
Medallion Midland Acquisition LLC , (1 month LIBOR + 3.250%) 5.492%, 10/30/24	7,424	7,366
Paragon Offshore Finance Co., (1 month PRIME + 0.000%) 0.000%, 7/16/21(9)(12)	66	—	(17)
Seadrill Operating LP , (3 month LIBOR + 6.000%) 8.386%, 2/21/21	8,257	7,825
Traverse Midstream Partners LLC , (3 month LIBOR + 4.000%) 6.600%, 9/27/24	11,475	11,552

		26,743

Financial—0.8%
Asurion LLC
Tranche B-6, (1 month LIBOR + 3.000%) 5.242%, 11/3/23	6,924	6,974

	PAR VALUE	VALUE
Financial (continued)
Tranche B7, (1 month LIBOR + 3.000%) 5.242%, 11/3/24	$7,042	$7,087
Blackhawk Network Holdings, Inc. First Lien , (3 month LIBOR + 3.000%) 5.386%, 6/15/25	9,800	9,855
Delos Finance S.a.r.l. , (3 month LIBOR + 1.750%) 4.136%, 10/6/23	16,529	16,577
FinCo I LLC 2018 Replacement , (1 month LIBOR + 2.000%) 4.242%, 12/27/22	4,353	4,371
Franklin Square Holdings LP , (1 month LIBOR + 2.500%) 4.625%, 8/1/25	1,570	1,577
iStar, Inc. , (1 month LIBOR + 2.750%) 4.893%, 6/28/23	12,065	12,065

		58,506

Food and Drug—0.4%
Albertson’s LLC
Tranche B-4, (1 month LIBOR + 2.750%) 4.992%, 8/25/21	22,989	23,008
Tranche B-5, (3 month LIBOR + 3.000%) 5.381%, 12/21/22	2,139	2,140

		25,148

Food/Tobacco—0.5%
Aramark Intermediate HoldCo Corp.
Tranche B-2, (3 month LIBOR + 1.750%) 4.084%, 3/28/24	5,721	5,728

See Notes to Financial Statements

32

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
LEVERAGED LOANS(2) (continued)
Food/Tobacco (continued)
Tranche B-3, (3 month LIBOR + 1.750%) 4.084%, 3/11/25	$7,219	$7,237
Chobani LLC First Lien , (1 month LIBOR + 3.500%) 5.742%, 10/10/23	6,322	6,164
H-Food Holdings, LLC , (1 month LIBOR + 3.000%) 5.242%, 5/23/25	2,379	2,370
Hostess Brands LLC 2017 Refinancing, Tranche B , (1 month LIBOR + 2.250%) 4.492%, 8/3/22	14,461	14,461

		35,960

Forest Prod/Containers—0.1%
Berry Global, Inc.
Tranche Q, (2 month LIBOR + 2.000%) 4.186%, 10/1/22	6,109	6,120
Tranche R, (2 month LIBOR + 2.000%) 4.186%, 1/19/24	1,029	1,030
Spectrum Holdings III Corp. First Lien , (1 month LIBOR + 3.250%) 5.492%, 1/31/25	2,689	2,665

		9,815

Gaming/Leisure—1.4%
Caesars Resort Collection LLC Tranche B , (1 month LIBOR + 2.750%) 4.992%, 12/23/24	14,262	14,338
Eldorado Resorts, Inc. , (2 month LIBOR + 2.250%) 4.408%, 4/17/24	2,550	2,560

	PAR VALUE	VALUE
Gaming/Leisure (continued)
(1 month LIBOR + 2.250%) 4.408%, 4/17/24	$2,244	$2,254
GVC Holdings plc Tranche B-2 , (1 month LIBOR + 2.500%) 4.742%, 3/29/24	10,462	10,497
Hilton Worldwide Finance LLC Tranche B-2 , (1 month LIBOR + 1.750%) 3.966%, 10/25/23	10,738	10,786
Playa Resorts Holding B.V. , (1 month LIBOR + 2.750%) 4.990%, 4/29/24	20,462	20,298
Scientific Games International, Inc. Tranche B-5 , (1 month LIBOR + 2.750%) 4.992%, 8/14/24	1,440	1,437
(2 month LIBOR + 2.750%) 5.034%, 8/14/24	6,307	6,027
Seminole Tribe of Florida 2018 Replacement, Tranche B , (1 month LIBOR + 1.750%) 3.992%, 7/8/24	8,394	8,432
UFC Holdings LLC First Lien , (1 month LIBOR + 3.250%) 5.500%, 8/18/23	8,988	9,035
Wyndham Hotels & Resorts, Inc. Tranche B , (1 month LIBOR + 1.750%) 3.992%, 5/30/25	14,510	14,549

		100,213

See Notes to Financial Statements

33

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
LEVERAGED LOANS(2) (continued)
Healthcare—1.0%
Bausch Health Cos., Inc. , (1 month LIBOR + 3.000%) 5.104%, 6/2/25	$10,125	$10,173
Change Healthcare Holdings, Inc. , (1 month LIBOR + 2.750%) 4.992%, 3/1/24	5,012	5,026
Endo Luxembourg Finance Co. S.a.r.l., (1 month LIBOR + 4.250%) 6.500%, 4/29/24	3,654	3,676
Envision Healthcare Corp. , (3 month LIBOR + 3.750%) 0.000%, 9/26/25(10)	14,789	14,696
Iqvia, Inc. Tranche B-3 , (3 month LIBOR + 1.750%) 4.136%, 6/11/25	14,474	14,462
Prospect Medical Holdings, Inc. Tranche B-1 , (1 month LIBOR + 5.500%) 7.625%, 2/22/24	6,870	6,956
Surgery Partners LLC , (3 month LIBOR + 3.250%) 5.570%, 9/2/24	8,776	8,773
Syneos Health, Inc. Tranche B , (1 month LIBOR + 2.000%) 4.242%, 8/1/24	6,153	6,161

		69,923

Housing—0.4%
Capital Automotive LP
Tranche B-2, (1 month LIBOR + 2.500%) 4.750%, 3/25/24	824	825

	PAR VALUE	VALUE
Housing (continued)
Tranche B, (1 month LIBOR + 6.000%) 8.250%, 3/24/25	$3,937	$4,016
CPG International LLC , (3 month LIBOR + 3.750%) 6.251%, 5/5/24	11,971	12,053
Quikrete Holdings, Inc. First Lien , (1 month LIBOR + 2.750%) 4.992%, 11/15/23	10,684	10,704

		27,598

Information Technology—0.9%
Kronos, Inc.
First Lien, (3 month LIBOR + 3.000%) 5.343%, 11/1/23	$17,587	$17,669
Second Lien, (3 month LIBOR + 8.250%) 10.593%, 11/1/24	3,287	3,354
Presidio Holdings, Inc. Tranche B, (1 month LIBOR + 2.750%) 4.992%, 2/2/24	75	75
(3 month LIBOR + 2.750%) 5.086%, 2/2/24	6,120	6,131
Renaissance Holding Corp. First Lien , (1 month LIBOR + 3.250%) 5.492%, 5/30/25	15,227	15,189
SS&C Technologies Holdings, Inc.
Tranche B-5, (3 month LIBOR + 2.250%) 0.000%, 4/16/25(10)	3,070	3,071
Tranche B-3, (1 month LIBOR + 2.250%) 4.492%, 4/16/25	14,871	14,880
Tranche B-4, (1 month LIBOR + 2.250%) 4.492%, 4/16/25	5,772	5,776

		66,145

See Notes to Financial Statements

34

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
LEVERAGED LOANS(2) (continued)
Manufacturing—0.1%
Altra Industrial Motion Corp. , (3 month LIBOR + 2.000%) 0.000%, 9/26/25(10)	$2,040	$2,043
CPI Acquisition, Inc. First Lien , (3 month LIBOR + 4.500%) 6.839%, 8/17/22	11,746	7,778

		9,821

Media/Telecom - Broadcasting—0.2%
Sinclair Television Group, Inc. Tranche B , (1 month LIBOR + 2.250%) 4.500%, 1/3/24	11,284	11,312

Media/Telecom - Cable/Wireless Video—1.0%
Altice US Finance I Corp. 2017 Refinancing , (1 month LIBOR + 2.250%) 4.492%, 7/28/25	12,614	12,598
Charter Communications Operating LLC Tranche B , (1 month LIBOR + 2.000%) 4.250%, 4/30/25	29,060	29,097
CSC Holdings LLC 2017 Refinancing , (1 month LIBOR + 2.250%) 4.408%, 7/17/25	10,853	10,849
Telenet Financing USD LLC , (1 month LIBOR + 2.250%) 4.408%, 8/15/26	10,545	10,497
Virgin Media Bristol LLC Tranche K , (1 month LIBOR + 2.500%) 4.658%, 1/15/26	6,845	6,855

		69,896

	PAR VALUE	VALUE
Media/Telecom - Diversified Media—0.7%
CDS US Intermediate Holdings, Inc. Tranche B , (3 month LIBOR + 3.750%) 6.136%, 7/8/22	$14,245	$13,975
Crown Finance US, Inc. , (1 month LIBOR + 2.500%) 4.742%, 2/28/25	12,124	12,104
Formula One Management Ltd. Tranche B-3 , (1 month LIBOR + 2.500%) 4.742%, 2/1/24	6,931	6,873
McGraw-Hill Global Education Holdings LLC Tranche B , (1 month LIBOR + 4.000%) 6.242%, 5/4/22	8,626	8,364
Meredith Corp. , (1 month LIBOR + 3.000%) 5.242%, 1/31/25	9,635	9,687

		51,003

Media/Telecom - Telecommunications—1.1%
CenturyLink, Inc. Tranche B , (1 month LIBOR + 2.750%) 4.992%, 1/31/25	12,169	12,081
Frontier Communications Corp. Tranche B-1 , (1 month LIBOR + 3.750%) 6.000%, 6/15/24	11,593	11,345
Level 3 Financing, Inc. Tranche B , (1 month LIBOR + 2.250%) 4.432%, 2/22/24	14,674	14,713
Numericable U.S. LLC , (1 month LIBOR + 3.688%) 5.846%, 1/31/26	6,768	6,679

See Notes to Financial Statements

35

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE	VALUE
LEVERAGED LOANS(2) (continued)
Media/Telecom - Telecommunications (continued)
Securus Technologies Holdings, Inc.
(3 month LIBOR + 4.500%) 0.000%, 11/1/24 (10)(18)	$2,872	$2,870
First Lien, (1 month LIBOR + 4.500%) 6.742%, 11/1/24	9,944	9,954
TDC A/S Tranche B-2 , (3 month LIBOR + 3.500%) 5.839%, 6/4/25	5,117	5,167
West Corp.
Tranche B-1, (1 month LIBOR + 3.500%) 5.742%, 10/10/24	4,988	4,940
Tranche B, (1 month LIBOR + 4.000%) 6.242%, 10/10/24	10,485	10,447

		78,196

Media/Telecom - Wireless Communications—0.0%
Digicel International Finance Ltd. Tranche B , (3 month LIBOR + 3.250%) 5.570%, 5/27/24	2,090	1,977

Metals/Minerals—0.4%
Covia Holdings Corp. , (1 month LIBOR + 3.750%) 6.136%, 6/1/25	14,833	13,992
Graftech International Ltd. , (1 month LIBOR + 3.500%) 5.742%, 2/12/25	10,956	11,025

		25,017

	PAR VALUE	VALUE
Service—1.1%
Advantage Sales & Marketing, Inc.
First Lien, (1 month LIBOR + 3.250%) 5.492%, 7/23/21	$3,894	$3,602
Tranche B-2, First Lien, (1 month LIBOR + 3.250%) 5.492%, 7/23/21	8,808	8,103
First Data Corp. Tranche-A , (1 month LIBOR + 2.000%) 4.212%, 4/26/24	28,576	28,596
Frontdoor, Inc. , (1 month LIBOR + 2.500%) 4.750%, 8/16/25	1,265	1,272
Hoya Midco LLC First Lien , (1 month LIBOR + 3.500%) 5.742%, 6/30/24	12,335	12,258
ServiceMaster Co., LLC Tranche C , (1 month LIBOR + 2.500%) 4.742%, 11/8/23	3,192	3,216
TKC Holdings, Inc. First Lien , (1 month LIBOR + 3.750%) 6.000%, 2/1/23	9,335	9,341
Trans Union LLC Tranche B-4 , (1 month LIBOR + 2.000%) 4.242%, 6/19/25	8,913	8,937

		75,325

Transportation - Automotive—0.1%
Tenneco, Inc. , (3 month LIBOR + 2.750%) 0.000%, 6/18/25(10)	6,120	6,124

See Notes to Financial Statements

36

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	PAR VALUE		VALUE
LEVERAGED LOANS(2) (continued)
Utility—0.5%
Brookfield WEC Holdings, Inc. (Westinghouse Electric Co., LLC) First Lien , (1 month LIBOR + 3.750%) 5.992%, 8/1/25	$11,285		$11,420
NRG Energy, Inc. , (3 month LIBOR + 1.750%) 4.136%, 6/30/23	9,960		9,969
Vistra Operations Co., LLC
(1 month LIBOR + 2.000%) 4.242%, 8/4/23	5,912		5,917
(1 month LIBOR + 2.000%) 4.181%, 12/31/25	7,790		7,796

			35,102
TOTAL LEVERAGED LOANS (Identified Cost $870,028)			864,317

	SHARES
PREFERRED STOCKS—0.6%
Financials—0.6%
Bank of New York Mellon Corp. (The) Series E, 4.950%	12,070	(8)	12,312
Huntington Bancshares, Inc. Series E, 5.700%	7,740	(8)	7,672
JPMorgan Chase & Co. Series Z, 5.300%	3,985	(8)	4,075
Wells Fargo & Co. Series K, 6.104%+ (3 month LIBOR + 3.770%)	16,155	(8)	16,372
TOTAL PREFERRED STOCKS (Identified Cost $39,992)			40,431

	SHARES	VALUE
COMMON STOCKS—0.0%
Energy—0.0%
Frontera Energy Corp.(1)	148,014	$2,072
TOTAL COMMON STOCKS (Identified Cost $2,594)		2,072
EXCHANGE-TRADED FUND—1.1%
iShares iBoxx High Yield Corporate Bond Index Fund(14)(15)	942,933	81,507
TOTAL EXCHANGE-TRADED FUND
(Identified Cost $81,326)		81,507
AFFILIATED MUTUAL FUND—1.0%
Virtus Newfleet Credit Opportunities Fund Class R6(14)	6,989,143	$67,585
TOTAL AFFILIATED MUTUAL FUND
(Identified Cost $69,865)		67,585
RIGHTS—0.0%
Utilities—0.0%
Vistra Energy Corp.(13)	98,789	74
TOTAL RIGHTS (Identified Cost $84)		74
TOTAL LONG-TERM INVESTMENTS—99.9%
(Identified Cost $7,147,051)		7,031,542	(11)
SECURITIES LENDING COLLATERAL—2.2%
Dreyfus Government Cash Management Fund—Institutional Shares (seven-day effective yield 1.950%)(14)(16)	153,975,395	153,975
TOTAL SECURITIES LENDING COLLATERAL
(Identified Cost $153,975)		153,975
TOTAL INVESTMENTS—102.1%
(Identified Cost $7,301,026)		7,185,517
Other assets and liabilities, net—(2.1)%		(145,819)

NET ASSETS—100.0%		$7,039,698

See Notes to Financial Statements

37

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

Abbreviations:

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Non-income producing.
(2)

Variable rate security. Rate disclosed is as of September 30, 2018. For leveraged loans, the rate shown may represent a weighted average interest rate. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

(3)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2018, these securities amounted to a value of $3,495,402 or 49.7% of net assets.

(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	No contractual maturity date.
(6)

This Note was issued for the sole purpose of funding a leveraged loan between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.

(7)	Interest payments may be deferred.
(8)	Value shown as par value.
(9)	Security in default, no interest payments are being received during the bankruptcy proceedings.
(10)	This loan will settle after September 30, 2018, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
(11)	All or a portion of the Fund’s assets have been segregated for delayed delivery security.
(12)

Security valued at fair value as determined in good faith by or under the direction of the Trustees. This security is disclosed as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.

(13)

The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located at the end of the Schedule of Investments.

(14)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(15)	All or a portion of security is on loan.
(16)	Represents security purchased with cash collateral received for securities on loan.
(17)	Amount is less than $500.
(18)	Represents the unfunded portion of security and commitment fee earned on this portion.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
IDR	Indonesian Rupiah
KZT	Kazakhstani Tenge
MXN	Mexican Peso
RUB	Russian Ruble
ZAR	South African Rand

Country Weightings (Unaudited)†
United States	86%
Canada	1
Cayman Islands	1
Luxembourg	1
Mexico	1
Netherlands	1
United Kingdom	1
Other	8
Total	100%

†	% of total investments as of September 30, 2018

See Notes to Financial Statements

38

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$1,625,589	$—	$1,625,589	$—
Corporate Bonds And Notes	2,327,214	—	2,318,233	8,981
Foreign Government Securities	238,182	—	238,182	—
Leveraged Loans	864,317	—	864,317	—
Mortgage-Backed Securities	1,572,039	—	1,550,520	21,519
Municipal Bonds	4,525	—	4,525	—
U.S. Government Securities	208,007	—	208,007	—
Equity Securities:
Common Stocks	2,072	2,072	—	—
Preferred Stocks	40,431	—	40,431	—
Affiliated Mutual Fund	67,585	67,585	—	—
Exchange-Traded Fund	81,507	81,507	—	—
Rights	74	—	—	74
Securities Lending Collateral	153,975	153,975	—	—

Total Investments	$7,185,517	$305,139	$6,849,804	$30,574

A security with an end of period market value of $300 was transferred into Level 3 at September 30, 2018.

Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.

Management has determined that the amount of Level 3 securities compared to total net assets is de minimis; therefore, the roll forward of Level 3 securities and assumptions are not shown for the period ended September 30, 2018.

See Notes to Financial Statements

39

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2018

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)(2)	$7,117,932
Investments in affiliated funds at value(3)	67,585
Foreign currency at value(4)	2,748
Cash	2,452
Receivables
Investment securities sold	23,698
Fund shares sold	10,168
Dividends and interest	37,816
Securities lending receivable	— (5)
Prepaid expenses	134
Prepaid trustee retainer	133
Other assets	410

Total assets	7,263,076

Liabilities
Payables
Fund shares repurchased	23,648
Investment securities purchased	37,819
Collateral on securities loaned	153,975
Dividend distributions	1,757
Investment advisory fees	2,713
Distribution and service fees	832
Administration and accounting fees	603
Transfer agent and sub-transfer agent fees and expenses	1,262
Professional fees	61
Trustee deferred compensation plan	410
Other accrued expenses	298

Total liabilities	223,378

Net Assets	$7,039,698

Net Assets Consist of:
Capital paid in on shares of beneficial interest	$7,286,268
Accumulated undistributed net investment income (loss)	(1,935)
Accumulated undistributed net realized gain (loss)	(129, 090)
Net unrealized appreciation (depreciation) on investments	(115,545)

Net Assets	$7,039,698

Net Assets:
Class A	$711,425
Class C	$1,039,109
Class C1	$304,444
Class I	$4,981,559
Class R6	$3,161
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	153,008,828
Class C	220,424,615
Class C1	64,784,979
Class I	1,069,738,486
Class R6	679,697
Net Asset Value and Redemption Price Per Share:
Class A	$4.65
Class C	$4.71
Class C1	$4.70
Class I	$4.66
Class R6	$4.65
Maximum offering price per share NAV/(1-2.25%)	$4.76
(1) Investment in securities at cost	$7,231,161
(2) Market value of securities on loan	150,036
(3) Investments in affiliated funds at cost	69,865
(4) Foreign currency at cost	2,748
(5) Amount is less than $500.

See Notes to Financial Statements

40

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2018

($ reported in thousands)

Investment Income
Dividends	$945
Dividend income from affiliated funds	4,133
Interest	278,859
Security lending, net of fees	— (1)
Foreign taxes withheld	(403)

Total investment income	283,534

Expenses
Investment advisory fees	34,504
Distribution and service fees, Class A	2,112
Distribution and service fees, Class C	5,885
Distribution and service fees, Class C1	3,407
Administration and accounting fees	7,731
Transfer agent fees and expenses	3,198
Sub-transfer agent fees and expenses, Class A	661
Sub-transfer agent fees and expenses, Class C	663
Sub-transfer agent fees and expenses, Class C1	204
Sub-transfer agent fees and expenses, Class I	3,328
Registration fees	287
Printing fees and expenses	374
Custodian fees	78
Professional fees	172
Trustees’ fees and expenses	547
Miscellaneous expenses	645

Total expenses	63,796
Less expenses reimbursed and/or waived by investment adviser	(308)
Low balance account fees	(1)

Net expenses	63,487

Net investment income (loss)	220,047

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Unaffiliated investments	(26,287)
Foreign Currency Transactions	(97)
Net change in unrealized appreciation (depreciation) on:
Affiliated Investments	(839)
Unaffiliated investments	(181,411)
Foreign Currency Transactions	(35)

Net realized and unrealized gain (loss) on investments	(208,669)

Net increase (decrease) in net assets resulting from operations	$11,378

(1)	Amount is less than $500.

See Notes to Financial Statements

41

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

(Reported in thousands)

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$220,047	$223,499
Net realized gain (loss)	(26,384)	(32,143)
Net change in unrealized appreciation (depreciation)	(182,285)	34,057

Increase (decrease) in net assets resulting from operations	11,378	225,413

Dividends and Distributions to Shareholders
Net Investment Income:
Class A	(22,809)	(32,514)
Class B	—	(1)
Class C	(28,615)	(34,979)
Class C1	(6,597)	(9,748)
Class I	(147,031)	(144,718)
Class R6	(89)	(28)

Tax Return on Capital
Class A	(987)	—
Class B	—	—
Class C	(1,365)	—
Class C1	(407)	—
Class I	(5,803)	—
Class R6	(3)	—

Dividends and distributions to shareholders	(213,706)	(221,988)

Change in Net Assets from Capital Transactions
Sale of shares
Class A (37,818 and 63,156 shares, respectively)	178,253	300,534
Class C (40,660 and 61,033 shares, respectively)	194,702	294,339
Class C1 (2,859 and 14,748 shares, respectively)	13,634	22,813
Class I (352,160 and 419,667 shares, respectively)	1,661,170	1,997,963
Class R6 (311 and 545 shares, respectively)	1,463	2,604

Reinvestment of distributions
Class A (4,368 and 6,104 shares, respectively)	20,546	29,029
Class B (0 and —(2) shares, respectively)	—	1
Class C (6,236 and 7,133 shares, respectively)	29,715	34,399
Class C1 (1,051 and 1,352 shares, respectively)	4,993	6,495
Class I (28,458 and 26,523 shares, respectively)	133,907	126,422
Class R6 (19 and 6 shares, respectively)	87	28

Conversion of shares(1)
To Class A (0 and 4 shares, respectively)	—	18
From Class B (0 and 4 shares, respectively)	—	(18)

Shares repurchased
Class A (82,884 and 149,168 shares, respectively)	(389,256)	(708,133)
Class B ( 0 and 19 shares, respectively)	—	(90)
Class C (87,948 and 79,694 shares, respectively)	(419,167)	(384,088)
Class C1 (17,377 and 29,376 shares, respectively)	(82,623)	(141,194)
Class I (316,253 and 283,905 shares, respectively)	(1,488,659)	(1,352,667)
Class R6 (180 and 21 shares, respectively)	(846)	(101)

Increase (decrease) in net assets from capital transactions	(142,081)	228,354

Net increase (decrease) in net assets	(344,409)	231,779

Net Assets
Beginning of period	7,384,107	7,152,328

End of period	$7,039,698	$7,384,107

Accumulated undistributed net investment income (loss) at end of period	$(1,935)	$(3,430)

(1)	See Note 1 in Notes to Financial Statements for more information.
(2)	Amount is less than 500 shares.

See Notes to Financial Statements

42

THIS PAGE INTENTIONALLY BLANK.

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Return of Capital
Class A
10/1/17 to 9/30/18	$4.78	0.14	(0.14)	—	(0.12)	—		(0.01)
10/1/16 to 9/30/17	4.78	0.14	—	0.14	(0.14)	—		—
10/1/15 to 9/30/16	4.69	0.15	0.08	0.23	(0.14)	—		—
10/1/14 to 9/30/15	4.84	0.15	(0.16)	(0.01)	(0.11)	—		(0.03)
10/1/13 to 9/30/14	4.85	0.16	(0.01)	0.15	(0.16)	—	(4)	— (4)

Class C
10/1/17 to 9/30/18	$4.84	0.13	(0.14)	(0.01)	(0.11)	—		(0.01)
10/1/16 to 9/30/17	4.84	0.13	—	0.13	(0.13)	—		—
10/1/15 to 9/30/16	4.75	0.14	0.07	0.21	(0.12)	—		—
10/1/14 to 9/30/15	4.89	0.14	(0.15)	(0.01)	(0.10)	—		(0.03)
10/1/13 to 9/30/14	4.90	0.15	(0.02)	0.13	(0.14)	—	(4)	— (4)

Class C1
10/1/17 to 9/30/18	$4.83	0.10	(0.13)	(0.03)	(0.09)	—		(0.01)
10/1/16 to 9/30/17	4.83	0.11	—	0.11	(0.11)	—		—
10/1/15 to 9/30/16	4.73	0.12	0.08	0.20	(0.10)	—		—
10/1/14 to 9/30/15	4.88	0.12	(0.17)	(0.05)	(0.07)	—		(0.03)
10/1/13 to 9/30/14	4.89	0.12	(0.01)	0.11	(0.12)	—	(4)	— (4)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

44

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(8)	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(3)(7)		Ratio of Gross Expenses to Average Net Assets(3)(7)	Ratio of Net Investment Income to Average Net Assets(7)		Portfolio Turnover Rate(8)

(0.13)	(0.13)	$4.65	0.05%	$711,425	0.97	%(12)	0.98%	2.88%		55%
(0.14)	—	4.78	3.07 (9)	925,677	1.00	(9)	1.01	3.04	(9)	69
(0.14)	0.09	4.78	4.90	1,307,484	1.00	(6)	1.01	3.19		53
(0.14)	(0.15)	4.69	(0.23)	1,575,629	0.97		0.97	3.15		37
(0.16)	(0.01)	4.84	3.03	1,894,633	0.99		0.99	3.30		39

(0.12)	(0.13)	$4.71	(0.18)%	$1,039,109	1.20	%(12)	1.21%	2.66%		55%
(0.13)	—	4.84	2.78 (9)	1,266,378	1.25	(9)	1.25	2.80	(9)	69
(0.12)	0.09	4.84	4.58	1,321,202	1.25	(6)	1.26	2.94		53
(0.13)	(0.14)	4.75	(0.27)	1,460,120	1.22		1.22	2.90		37
(0.14)	(0.01)	4.89	2.73	1,720,245	1.24		1.24	3.03		39

(0.10)	(0.13)	$4.70	(0.68)%	$304,444	1.70	%(12)	1.71%	2.16%		55%
(0.11)	—	4.83	2.28 (9)	377,835	1.75	(9)	1.75	2.30	(9)	69
(0.10)	0.10	4.83	4.29	489,924	1.75	(6)	1.76	2.44		53
(0.10)	(0.15)	4.73	(0.98)	583,694	1.72		1.72	2.40		37
(0.12)	(0.01)	4.88	2.23	719,840	1.74		1.74	2.53		39

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

45

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Return of Capital
Class I
10/1/17 to 9/30/18	$4.79	0.15	(0.14)	0.01	(0.13)	—		(0.01)
10/1/16 to 9/30/17	4.78	0.16	0.01	0.17	(0.16)	—		—
10/1/15 to 9/30/16	4.69	0.16	0.08	0.24	(0.15)	—		—
10/1/14 to 9/30/15	4.84	0.16	(0.16)	—	(0.12)	—		(0.03)
10/1/13 to 9/30/14	4.85	0.17	(0.01)	0.16	(0.17)	—	(4)	— (4)

Class R6
10/1/17 to 9/30/18	$4.78	0.15	(0.13)	0.02	(0.14)	—		(0.01)
11/3/16(10) to 9/30/17	4.76	0.15	0.02	0.17	(0.15)	—		—

See Notes to Financial Statements

46

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Total Distributions	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(8)		Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(3)(7)		Ratio of Gross Expenses to Average Net Assets(3)(7)		Ratio of Net Investment Income to Average Net Assets(7)		Portfolio Turnover Rate(8)

(0.14)	(0.13)	$4.66	0.32%		$4,981,559	0.71%		0.71	%(12)	3.16%		55%
(0.16)	0.01	4.79	3.54	(9)	4,811,684	0.75	(9)	0.76		3.30	(9)	69
(0.15)	0.09	4.78	5.16		4,033,610	0.75	(6)	0.76		3.44		53
(0.15)	(0.15)	4.69	0.02		4,095,547	0.72		0.72		3.40		37
(0.17)	(0.01)	4.84	3.28		4,766,491	0.74		0.74		3.51		39

(0.15)	(0.13)	$4.65	0.38%		$3,161	0.59%		0.65	%(11)(12)	3.29%		55%
(0.15)	0.02	4.78	3.54	(9)	2,533	0.70	(9)	0.71		3.05	(9)	69 (5)
Footnote Legend

(1)	Calculated using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	The Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(4)	Amount is less than $0.005 per share.
(5)	Portfolio Turnover is representative of the Fund for the entire period.
(6)	Net expense ratios include extraordinary proxy expenses.
(7)	Annualized for periods less than one year.
(8)	Not annualized for periods less than one year.
(9)

State Street Bank & Trust, custodian for the Fund through January 29, 2010, reimbursed the Fund for out-of-pocket custody expenses overbilled for the period 1998 through January 29, 2010. Custody fees reimbursed were excluded from the Ratio of Net Expenses to Average Net Assets and the Ratio of Net Investment Income (Loss) to Average Net Assets. If it was included the impact would have been to lower the Ratio of Net Expenses and increase the Ratio of Net Investment Income (Loss) as follows:

Class A	Class C	Class C1	Class I	Class R6
0.01	0.01	0.01	0.01	0.01

Custody fees reimbursed were included in Total Return. If excluded the impact would have been to lower the Total Return as follows:

Class A	Class C	Class C1	Class I	Class R6
0.01	0.01	0.01	0.01	0.01

(10)	Inception date.
(11)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(12)	The Fund is currently under its expense limitation.

See Notes to Financial Statements

47

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

As of the date of this report, 24 funds of the Trust are offered for sale, of which the Newfleet Multi-Sector Short Term Bond Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary Page. There is no guarantee the Fund will achieve its objective.

The Fund offers Class A shares, Class C shares, Class C1 shares, Class I shares and Class R6 shares. Effective March 6, 2017, Class B shares were converted to Class A shares. Prior to March 6, 2017, Class B shares were only available to existing shareholders through qualifying transactions. Effective April 10, 2017, Class T shares of the Fund were renamed Class C1 shares.

Class A shares are sold with a front-end sales charge of up to 2.25% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 0.50% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 12 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are sold without a sales charge. Class C1 shares are sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.

Class R6 shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457 plans, profit-sharing plans, money purchase pension plans and defined benefit plans and nonqualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the fund. Other institutional investors may be permitted to purchase Class R6 shares subject to the Fund’s determination of eligibility and may be subject to a minimum initial investment requirement. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Fund’s distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.

The Fund may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Fund. These fees are reflected as “Low balance account fees” in the Fund’s Statement of Operations for the period, as applicable.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under

48

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

a 12b-1 Plan, as well as certain other expenses as designated by the Fund’s Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of the Fund are borne pro-rata by the holders of each class of shares.

Note 2. Significant Accounting Policies

The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets

49

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.

Claims are valued by brokers based on pricing models that take into account, among other factors, both cash and non-cash assets. The valuation is derived from expected cash flow of the claims and the non-cash assets, which include all real estate, private equity or other securities within the estate. To the extent that these inputs are observable, the values of the claims are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the disbursements as designated by the underlying funds.

50

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2018, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2015 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Transactions

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The

51

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	When-issued Purchases and Forward Commitments (Delayed Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

H.	Leveraged loans

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers, and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the

52

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

As of September 30, 2018, the Fund had the following unfunded loan commitment:

Borrower	Unfunded Loan Commitment
Securus Technologies Holdings, Inc.	$2,870

I.	Securities Lending

The Fund may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.

During the period ended September 30, 2018, the Fund had securities on loan as follows:

Market Value	Cash Collateral
$150,036	$153,975

Note 3. Investment Advisory Fees and Related Party Transactions

A.	Investment Adviser

($ reported in thousands)

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $1 Billion	$1+ Billion – $2 Billion	$2+ Billion – 10 Billion	$10+ Billion
0.55%	0.50%	0.45%	0.425%

During the period covered by these financial statements, the Fund invested a portion of its assets in Virtus Newfleet Credit Opportunities Fund, an affiliated mutual fund. In order to avoid any duplication of advisory fees, the Adviser has voluntarily waived its advisory fees in an amount equal to that which would otherwise be paid by the Fund on the assets invested in the Virtus Newfleet Credit Opportunities Fund. For the period covered by these financial statements, the waiver amounted to $308. This waiver is in addition to the expense limitation and/or fee waiver covered elsewhere in these financial statements and is included in the Statement of Operations in “Less expenses reimbursed and/or waived by investment adviser.”

53

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

B.	Subadviser

The Subadviser manages the investments of the Fund for which it is paid a fee by the Adviser.

Newfleet Asset Management, LLC (the “Subadviser”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser to the Fund.

C.	Expense Limits and Fee Waivers

The Adviser has contractually agreed to limit the Fund’s total operating expenses (excluding front-end or contingent deferred loads, taxes, leverage expenses, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed, on an annualized basis, the following percentages of the Fund’s average net asset values: The waivers and reimbursements are calculated daily and received monthly.

Class A	Class C	Class C1	Class I	Class R6	Through Date
1.10%**	1.35%**	1.85%**	0.85%**	0.55%(1)	01/31/19

**	Share class is currently below its expense cap.

(1)	Effective March 29, 2018 for Class R6. For the period of October 1, 2017 through March 28, 2018 the Class R6 expense cap was 0.78%

D.	Expense Recapture

($ reported in thousands)

Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements, within three years after the date on which such amounts were incurred or waived. The Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser-reimbursed expenses may be recaptured by the fiscal year ending:

	2019	2020	2021		Total
Class R6	$—	$—	$—	(1)	$—	(1)

(1)	Amount is less than $500.

E.	Distributor

($ reported in thousands)

VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the six months (the “period”) ended September 30, 2018, it retained net commissions of $21 for Class A shares and CDSC of $96, $—(1) and $12 for Class A shares, Class C shares and Class C1 shares, respectively.

(1)	Amount is less than $500.

In addition, the Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class, at the annual rates

54

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

as follows: Class A shares 0.25%; Class C shares 0.50%; and Class C1 shares 1.00%. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

F.	Administrator and Transfer Agent

($ reported in thousands)

Virtus Fund Services LLC, an indirect wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Fund.

For the period ended September 30, 2018, the Fund incurred administration fees in aggregate totaling $6,951 which are included in the Statement of Operations within the line item “Administration and accounting fees.”

For the period ended September 30, 2018, the Fund incurred transfer agent fees in aggregate totaling $7,977 which are included in the Statement of Operations within the line items “Transfer agent fees and expenses” and “Sub-transfer agent fees and expenses”. A portion of these fees is paid to outside entities that also provide services to the Trust.

G.	Affiliated Shareholders

($ reported in thousands)

At September 30, 2018, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Class R6 Shares	21,833	$102

H.	Investments in Affiliates

($ reported in thousands)

A summary of the total long-term and short-term purchases and sales of the affiliated underlying fund, during the period ended September 30, 2018, is as follows:

	Value, beginning of period	Purchases	Sales Proceeds	Net realized gain (loss) on affiliated fund	Net change in unrealized appreciation (depreciation) on affiliated fund	Value, end of period	Shares	Dividend Income	Distributions of Realized Gains
Affiliated Mutual Fund 1.0%
Virtus Newfleet Credit Opportunities Fund Class R6(1)	$68,424	$—	$—	$—	$(839)	$67,585	6,989,143	$4,133	$—

(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

55

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

The Fund does not invest in the underlying fund for the purpose of exercising management or control; however, the investments made by the Fund within each of its principal investment strategies may represent a significant portion of the underlying fund’s net assets. At September 30, 2018, the Fund was the owner of record of approximately 78% of the Virtus Newfleet Credit Opportunities Fund.

I.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” on the Statement of Assets and Liabilities at September 30, 2018.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term securities) during the period ended September 30, 2018, were as follows:

Purchases	Sales
$3,594,119	$3,592,300

Purchases and sales of long-term U.S. Government and agency securities during the period ended September 30, 2018, were as follows:

Purchases	Sales
$408,434	$498,853

Note 5. Redemption Facility

($ reported in thousands)

On September 18, 2017, the Fund and certain other affiliated funds entered into an $150,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Fund to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 14, 2019. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Fund and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

The Fund made no borrowings under this Credit Agreement during the period and the Fund had no borrowings outstanding under this Credit Agreement as of September 30, 2018.

56

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Note 6. 10% Shareholders

As of September 30, 2018, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below.

% of Shares Outstanding	Number of Accounts
33%	2*

*	both accounts are omnibus

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

Note 8. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of in seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining illiquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2018, the Fund’s aggregate value of illiquid securities was $80 or 0.0% of the Fund’s net assets.

At September 30, 2018, the Fund did not hold any securities that were restricted.

57

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Note 9. Indemnifications

Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Fund enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust or the Fund and that have not occurred. However, neither the Trust nor the Fund has had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.

Note 10. Federal Income Tax Information

($ reported in thousands)

At September 30, 2018, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$7,302,792	$24,683	$(141,958)	$(117,275)

The Fund has capital loss carryovers available to offset future realized gains as follows:

No Expiration		Total
Short-Term	Long-Term
$55,683	$73,127	$128,810

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended September 30, 2018, the Fund deferred and recognized qualified late year losses as follows:

Late Year Ordinary Losses Deferred	Late Year Ordinary Losses Recognized	Capital Loss Deferred	Capital Loss Recognized
$—	$—	$—	$11,969

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of the following:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains
$—	$—

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any,

58

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the fiscal years ended September 30, 2018 and 2017 was as follows:

	Year Ended
	2018	2017
Ordinary Income	$205,141	$221,988
Tax Return on Capital	8,565	—

Total	$213,706	$221,988

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest. The reclassifications have no impact on the net assets or net asset value of the Fund. As of September 30, 2018, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—(1)	$(13,411)	$13,411

(1)	Amount is less than $500.

Note 11. Regulatory Matters and Litigation

From time to time, the Trust, the Adviser and/or the Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain

59

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted and dismisses one of the defendants from the suit, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The remaining defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiff’s motion for class certification was granted by the court. Discovery has since been completed. On October 6, 2017, the defendants moved for summary judgment. Briefing on the motion for summary judgment was completed on December 22, 2017, and oral argument was held on January 18, 2018, where the Court reserved decision. Virtus and its affiliates, including the Adviser, believe that the suit is without merit. Nevertheless, on February 6, 2018, Virtus reached an agreement in principle with the plaintiffs, subject to Court approval settling all claims in the litigation, in order to avoid the cost, distraction, disruption and inherent litigation uncertainty. The court gave its preliminary approval by order dated June 28, 2018, and a hearing for final approval was held on October 24, 2018, with no objections to the settlement presented. Upon approval by the Court, which Virtus believes is likely, the resolution of this matter will not have a material impact on the results of operations, cash flows or its consolidated financial condition for Virtus. Whether or not the settlement is approved by the Court, the Trust believes the risk of loss to the Fund as a result of the suit is remote and the Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

Note 12. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the implications of certain provisions of ASU No. 2018-13 and has determined to early adopt all aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately.

In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statement of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is for filings made with the SEC after November 5, 2018. The adoption will have no effect on the Fund’s net assets or results of operations.

60

NEWFLEET MULTI-SECTOR SHORT TERM BOND FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. This ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. This ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

61

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees of

Virtus Opportunities Trust and Shareholders of

Virtus Newfleet Multi-Sector Short Term Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Virtus Newfleet Multi-Sector Short Term Bond Fund (one of the funds constituting Virtus Opportunities Trust, referred to hereafter as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 20, 2018

We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

62

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

TAX INFORMATION NOTICE

SEPTEMBER 30, 2018 (Unaudited)

For the fiscal year ended September 30, 2018, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
—%	—%	$—

63

FUND MANAGEMENT TABLES (Unaudited)

Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2016 71 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 75 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943 Served Since: 2016 71 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (8 portfolios); and Director (1999 to 2017), USAllianz Variable Insurance Product Trust (42 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2017 71 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University; Trustee (since 2017), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (2012 to 2017), International University of the Grand Bassam; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 71 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 71 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (60 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 71 Portfolios	Retired (since 2013); and Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company; Trustee (since 2017), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

64

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
McLoughlin, Philip YOB: 1946 Served Since: 1999 79 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (60 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 75 Portfolios	Retired. Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (60 portfolios).
Oates, James M. YOB: 1946 Served Since: 2000 75 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (60 portfolios).
Segerson, Richard E. YOB: 1946 Served Since: 2000 71 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (60 portfolios).

65

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 77 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (3 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (60 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

*

Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.

66

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President(2013 to 2014), Vice President(2011 to 2013), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select Energy MLP Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

67

FUND MANAGEMENT TABLES (Unaudited) (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; Senior Vice President (since 2018), Virtus Closed-End Funds; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

68

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301-9668

Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbien

Sidney E. Harris

John R. Mallin

Hassell H. McClellan

Connie D. McDaniel

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Officers

George R. Aylward, President

Peter Batchelar, Senior Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

Julia R. Short, Senior Vice President

Francis G. Waltman, Executive Vice President

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl Street

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286-1048

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please call

your financial representative,

contact us at 1-800-243-1574,

or visit Virtus.com.

8010	11-18

P.O. Box 9874 Providence, RI 02940-8074

ANNUAL REPORT VIRTUS OPPORTUNITIES TRUST

September 30, 2018

Virtus Vontobel Emerging Markets Opportunities Fund

Not FDIC Insured

No Bank Guarantee

May Lose Value

Virtus Vontobel Emerging Markets Opportunities Fund

(“Vontobel Emerging Markets Opportunities Fund”)

PROXY VOTING PROCEDURES AND VOTING RECORD (FORM N-PX)

The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees,” or the “Board”). You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

FORM N-Q INFORMATION

The Trust files a complete schedule of portfolio holdings for the Fund with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

This report is not authorized for distribution to prospective investors in the Vontobel Emerging Markets Opportunities Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS

To My Fellow Shareholders of Virtus Mutual Funds:

I am pleased to present this annual report that reviews the performance of your fund for the 12 months ended September 30, 2018.

U.S. economic growth and strong corporate earnings were consistent themes during the period, which began on an optimistic note with the sweeping tax overhaul that was signed into law at the end of 2017. As growth heated up, inflation fears caused stock markets to plunge in early February, ushering in the return of volatility after being conspicuously absent throughout 2017. Global trade war concerns sparked by the Trump administration’s tariff talk caused markets to remain unsettled into March before resuming an upward course through the spring and late summer. Meanwhile, persistent economic strength moved the Federal

Reserve to hike its key interest rate four times in the period, most recently in late September, to end at 2.25%, its highest level in nearly a decade.

For the 12 months ended September 30, 2018, U.S. large-cap stocks, as measured by the S&P 500® Index, returned 17.91%, outpacing small-cap stocks, which returned 15.24%, as measured by the Russell 2000® Index. Within international equities, performance was mixed with developed markets up 2.74%, as measured by the MSCI EAFE® Index (net), and emerging markets down 0.81%, as measured by the MSCI Emerging Markets Index (net).

In the fixed income markets, the yield on the 10-year Treasury steadily climbed, to reach 3.05% at September 30, 2018, up from 2.33% at September 30, 2017. The broader U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, which tracks Treasuries and other investment-grade debt securities, declined 1.22% for the 12 months. Non-investment grade bonds eked out a positive return of 3.05%, as measured by the Bloomberg Barclays U.S. Corporate High Yield Bond Index.

Market uncertainty is an ever-present reminder of the importance of portfolio diversification, including exposure to traditional and alternative asset classes. While diversification cannot guarantee a profit or prevent a loss, owning a variety of asset classes may cushion your portfolio against inevitable market fluctuations. Your financial advisor can help you ensure that your portfolio is adequately diversified across asset classes and investment strategies, with a broad array of Virtus Funds available through your fund exchange privileges. These include distinctive equity, fixed income, international, and asset allocation funds managed by Virtus affiliates and select subadvisers. We invite you to learn more about the Virtus family of funds at Virtus.com.

On behalf of our investment affiliates, thank you for entrusting the Virtus Funds with your assets. Should you have questions about your account or require assistance, please visit Virtus.com, or call our customer service team at 1-800-243-1574. We appreciate your business and remain committed to your long-term financial success.

Sincerely,

George R. Aylward

President, Virtus Mutual Funds

October 2018

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

1

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2018 TO SEPTEMBER 30, 2018

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the Vontobel Emerging Markets Opportunities Fund (the “Fund”) you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratio may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended September 30, 2018.

Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During Period*
Class A	$1,000.00	$892.30	1.54%	$7.31
Class C	1,000.00	888.90	2.23	10.56
Class I	1,000.00	894.20	1.20	5.70
Class R6	1,000.00	894.20	1.13	5.37

*

Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.

2

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)

FOR THE SIX-MONTH PERIOD OF APRIL 1, 2018 TO SEPTEMBER 30, 2018

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Annualized Expense Ratio	Expenses Paid During Period*
Class A	$1,000.00	$1,017.35	1.54%	$7.79
Class C	1,000.00	1,013.89	2.23	11.26
Class I	1,000.00	1,019.05	1.20	6.07
Class R6	1,000.00	1,019.40	1.13	5.72

*

Expenses are equal to the Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (183) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.

The Fund may invest in other funds, and the annualized expense ratios noted above do not reflect fees and expenses associated with the underlying funds. If such fees and expenses had been included, the expense ratios would have been higher.

You can find more information about the Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to the Fund’s prospectus.

3

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

KEY INVESTMENT TERMS (Unaudited)

SEPTEMBER 30, 2018

American Depositary Receipt (“ADR”)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Bloomberg Barclays U.S. Corporate High Yield Bond Index

The Bloomberg Barclays U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Exchange-Traded Funds (“ETFs”)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 Branches, and all national and state banks that are part of the system.

London Interbank Offered Rate (“LIBOR”)

A benchmark rate that some of the world’s leading banks charge each other for short term loans and that serves as the first step to calculating interest rates on various loans throughout the world.

MSCI EAFE® Index (net)

The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI Emerging Markets Index (net)

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Real Estate Investment Trust (“REIT”)

A publicly traded company that owns, develops, and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers, and other commercial properties.

4

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

KEY INVESTMENTS TERMS (Unaudited) (Continued)

SEPTEMBER 30, 2018

Russell 2000® Index

The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored ADR

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).

5

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND Fund Summary (Unaudited) Portfolio Manager Commentary by Vontobel Asset Management, Inc.	Ticker Symbols: Class A: HEMZX Class C: PICEX Class I: HIEMX Class R6: VREMX

⬛	The Fund is diversified and has an investment objective of capital appreciation. There is no guarantee that the Fund will achieve its objective.

⬛	For the fiscal year ended September 30, 2018, the Fund’s Class A shares at NAV returned -5.75%†, Class C shares at NAV returned -6.41%, Class I shares at NAV returned -5.46%, and Class R6 shares at NAV returned -5.34%. For the same period the MSCI Emerging Markets Index (net) which serves as the Fund’s broad-based and style-specific index appropriate for comparison, returned -0.81%.

†	See footnote 5 on page 9.

All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.

How did the markets perform during the Fund’s fiscal year ended September 30, 2018?

⬛	The MSCI Emerging Markets Index (net) (MSCI EM Index) was positive in the fiscal first quarter, slightly positive in the fiscal second quarter, negative in the fiscal third quarter, and slightly negative in the fiscal fourth quarter.

⬛	Returns in the first fiscal quarter were driven by ongoing growth and stable outlooks for major emerging market (EM) economies, such as China and India. Asian information technology (IT) companies in particular were major contributors to emerging market performance. In China, the 19th National Congress of the Communist Party took place in October 2017, an important political event that occurs every five years. The outcome heightened the authority of President Xi Jinping and reconfirmed the policy objectives of moving toward a more market-driven economy and domestic reform. South African equities rose despite the collapse of Steinhoff International, and the currency strengthened amid investor optimism that pro-reform candidate Cyril Ramaphosa, the newly elected leader of the African National Congress, would be elected president in 2019.

⬛	~~In~~ Latin America, Brazil and Mexico posted negative returns in U.S. dollar terms for the first fiscal quarter. After several years of contraction, the Brazilian economy finally showed signs of recovery. However, Brazilian stocks still declined, as investors were concerned about the continued delay in the passing of a social security reform bill, viewed as critical for improving Brazil’s fiscal situation. Mexican equities declined 8.09% and the peso weakened over the quarter. Investor concerns that the new U.S. tax law would reduce investment in Mexico, along with uncertainty about a potential U.S. withdrawal from the North American Free Trade Agreement (NAFTA), weighed on stocks.

⬛	In the first quarter of 2018, the MSCI EM Index returned a mild 1.42%, masking a volatile period in which performance ranged from a high of 9.89% to a low of -1.35%. Emerging markets were strong in January 2018, rising 8.33% by month-end, supported by strong commodity prices and Asian IT names. Brazil and Russia, large commodity exporters, were among the five top-performing emerging markets for January and the full first quarter of 2018. In early February, however, the MSCI EM Index declined along with developed markets due to concerns around inflation and interest rates rising more quickly than expected. By mid-March, the markets had

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

6

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND (Continued)

recovered somewhat before selling off again on escalating U.S.-China trade tensions.

⬛	Volatility continued in emerging market equities through the second quarter of 2018, with the MSCI EM Index falling 7.96% in U.S. dollar terms. Despite solid economic growth momentum in many emerging economies, activity around the globe led investors to favor less-risky securities. Concerns that prompted a change in outlook included: the U.S. continuing to lift rates on the back of accelerating inflation; a strong dollar alongside a selloff in EM currencies; a continued rise in oil prices; and the U.S. appearing set to impose tariffs, with China threatening retaliation. Eleven of the MSCI EM Index countries delivered double-digit negative returns in U.S. dollar terms for the second quarter. Investor concern focused on countries that continued to run double deficits (current account and fiscal), which led to poor performance from markets such as Turkey and Argentina. All sectors of the MSCI EM Index posted negative returns in the second quarter, with financials and information technology the largest detractors.

⬛	Emerging markets came under pressure again in the third quarter of 2018, with a loss of 1.09% in U.S. dollar terms. Global trade frictions, a rising U.S. dollar, tighter Federal Reserve (Fed) monetary policy, and higher oil prices drove assets away from riskier countries. Rising oil prices had an impact on oil-importing EM countries such as Turkey, India and South Africa, spurring higher inflation and bigger deficits, and putting pressure on their currencies. Many EM currencies sold off, with Turkey, Argentina, and South Africa among the hardest hit. The currency impact was -1.06% for the MSCI EM Index’s third quarter performance.

What factors affected the Fund’s performance during its fiscal year?

The following discussion highlights specific stocks – those that provided the largest contribution to absolute performance and those that were the largest detractors for the fiscal year ended September 30, 2018. As bottom-up stock pickers, we hope that you find this useful and gain a greater understanding of how we invest your capital.

Stocks that helped absolute performance

⬛	Tata Consultancy Services (TCS) benefited from a weakened rupee. While the company earns revenues in foreign currencies, its costs are predominately in rupees. TCS reported strong first quarter fiscal 2019 results, and ramped up several large deals. As the largest Indian IT company, TCS provides services in application development and maintenance, enterprise solutions, IT infrastructure management, consulting, and business process outsourcing. By meeting a broad range of customers’ IT needs through innovative solutions, the company delivered strong returns.

⬛	Wal-Mart de Mexico (Walmex) contributed to returns due to solid second quarter results. In addition, the stock traded higher after general market uncertainties were eased following the election of Andres Manuel Lopez Obrador in early July. Walmex is the premier Mexican retailer. Unlike Wal-Mart in the U.S., which offers cheap prices but not the best shopping environment, Walmex offers both low prices and a better shopping experience than most stores in the country. The company had no net debt, managed its working capital management effectively, and generated strong cash flow.

Stocks that hurt absolute performance

⬛	Ultrapar Participacoes is the second largest fuel distributor in Brazil. The stock was weak from the start of 2018 due to issues we viewed as temporary, not structural. These issues included a glut earlier in the year of lower-priced imported fuel that gave generic gas stations a temporary price advantage. A nationwide truckers’ strike protesting sharp increases in diesel prices further exacerbated

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

7

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND (Continued)

performance. Ultrapar’s second quarter earnings report evidenced the disruption from the strike and the lingering impact of the glut. Despite these short-term challenges, we continued to have confidence in the stock. In Brazil, the top three fuel distributors account for approximately 70% of a market that continues to consolidate. Fuel distribution is a business with significant operating leverage.

⬛	AmBev’s performance was driven by weak currencies in Brazil and Argentina, and delays in the expectations of a volume rebound this year. Volume growth was delayed because of the trucker strike in Brazil, as well as continued high inflation that tamped down consumer spending. We remained confident in the company’s longer term prospects. AmBev is the dominant Brazilian brewer, and also has a strong presence in non-alcoholic beverages.

The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Foreign & Emerging Markets: Investing internationally, especially in emerging markets, involves additional risks such as currency, political, accounting, economic, and market risk.

Geographic Concentration: A fund that focuses its investments in a particular geographic location will be highly sensitive to financial, economic, political, and other developments affecting the fiscal stability of that location.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Prospectus: For additional information on risks, please see the Fund’s prospectus.

Asset Allocations

The following table presents asset allocations within certain sectors as a percentage of total investments as of September 30, 2018.
Consumer Staples	30%
Financials	25
Information Technology	24
Consumer Discretionary	9
Utilities	4
Telecommunication Services	4
Industrials	2
Other	2

Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.

8

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND (Continued)

Average Annual Total Returns[1] for periods ended 09/30/18
	1 Year	5 Years	10 Years	Since Inception		Inception Date
Class A shares at NAV[2,5]	-5.75%	3.02%	6.63%	—		—
Class A shares at POP[3,4]	-11.17	1.81	6.00	—		—
Class C shares at NAV[2] and with CDSC[4]	-6.41	2.26	5.84	—		—
Class I shares at NAV	-5.46	3.32	6.90	—		—
Class R6 shares at NAV	-5.34	—	—	1.77%		11/12/14
MSCI Emerging Markets Index (net)	-0.81	3.61	5.40	3.76	[6]	—

Fund Expense Ratios7: Class A shares 1.67%; Class C shares 2.30%; Class I shares: 1.29%; Class R6 shares 1.21%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.

[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
[4]

“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.

[5]

Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.

[6]	The since inception index returns are from the inception date of Class R6 shares.
[7]

The expense ratios of the Fund are set forth according to the prospectus for the Fund effective January 29, 2018, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights tables for more current expense ratios. Expense ratios include fees and expenses associated with the underlying funds.

Growth of $10,000 for periods ended 9/30

This chart assumes an initial investment of $10,000 made on September 30, 2008, for Class A shares, Class C shares, and Class I shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.

The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.

9

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS—96.7%
Consumer Discretionary—9.0%
Lojas Renner S.A. (Brazil)	9,884,817	$75,778
Naspers Ltd. Class N (South Africa)	609,372	131,501
Sands China Ltd. (China)	23,364,601	105,804
Techtronic Industries Co., Ltd. (Hong Kong)	19,979,783	127,612
Yum China Holdings, Inc. (China)	2,931,344	102,919
Zee Entertainment Enterprises Ltd. (India)	18,368,892	111,141

		654,755

Consumer Staples—26.9%
Ambev S.A. ADR (Brazil)	62,181,399	284,169
Amorepacific Corp. (South Korea)	572,015	134,592
Anheuser-Busch InBev NV (Belgium)	1,449,335	126,576
CP ALL PCL (Thailand)	59,598,849	127,159
Fomento Economico Mexicano SAB de C.V. Sponsored ADR (Mexico)	2,873,703	284,410
Heineken NV (Netherlands)	2,256,233	211,559
ITC Ltd. (India)	34,900,407	143,352
LG Household & Health Care Ltd. (South Korea)	169,315	194,768
Unilever NV CVA (Netherlands)	4,879,843	271,757
Wal-Mart de Mexico SAB de C.V. (Mexico)	61,302,161	185,964

		1,964,306

Energy—1.3%
Ultrapar Participacoes S.A. (Brazil)	10,413,375	96,152

	SHARES	VALUE
Financials—25.0%
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander ADR (Mexico)	7,090,833	$55,025
Bancolombia SA Sponsored ADR (Colombia)	2,466,673	102,910
Bank Central Asia Tbk PT (Indonesia)	51,052,916	82,738
Bank Polska Kasa Opieki SA (Poland)	2,705,999	77,948
Bank Rakyat Persero Tbk PT (Indonesia)	385,235,487	81,434
BB Seguridade Participacoes S.A. (Brazil)	6,362,977	37,876
Credicorp Ltd. (Peru)	403,374	89,985
HDFC Bank Ltd. (India)	12,953,891	358,479
Hong Kong Exchanges & Clearing Ltd. (Hong Kong)	3,679,511	105,285
Housing Development Finance Corp., Ltd. (India)	8,230,012	199,194
Itau Unibanco Holding SA Sponsored ADR (Brazil)	10,815,100	118,750
Kasikornbank PCL (Thailand)	12,420,475	83,725
Malayan Banking Bhd (Malaysia)	30,457,300	72,050
Public Bank Bhd (Malaysia)	13,597,000	82,137
Samsung Fire & Marine Insurance Co., Ltd. (South Korea)	493,739	126,411
United Overseas Bank Ltd. (Singapore)	7,462,007	147,815

		1,821,762

See Notes to Financial Statements

10

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

	SHARES	VALUE
Industrials—1.8%
Airports of Thailand PCL (Thailand)	14,419,400	$29,204
CCR S.A. (Brazil)	8,795,543	18,273
Grupo Aeroportuario del Pacifico SAB de C.V. Class B (Mexico)	7,717,322	84,431

		131,908

Information Technology—23.9%
Alibaba Group Holding Ltd. Sponsored ADR (China)(1)	1,984,386	326,947
Autohome, Inc. ADR (China)	1,181,481	91,459
Cielo S.A. (Brazil)	27,294,800	82,455
HCL Technologies Ltd. (India)	10,711,813	160,744
NetEase, Inc. ADR (China)	639,923	146,062
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	31,749,016	272,954
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR (Taiwan)	2,848,052	125,770
Tata Consultancy Services Ltd. (India)	9,133,686	275,145
Tencent Holdings Ltd. (China)	6,415,330	264,862

		1,746,398

Real Estate—1.1%
Link REIT (Hong Kong)	7,973,517	78,479

Telecommunication Services—3.8%
Bharti Infratel Ltd. (India)	21,194,460	76,881
Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	822,870,865	201,003

		277,884

	SHARES	VALUE
Utilities—3.9%
Equatorial Energia S.A. (Brazil)	2,871,378	$40,775
Infraestructura Energetica Nova SAB de C.V. (Mexico)	20,083,663	99,807
Power Grid Corp. of India Ltd. (India)	54,652,974	142,042

		282,624
TOTAL COMMON STOCKS (Identified Cost $6,666,548)		7,054,268
WARRANTS—2.4%
Consumer Staples—2.4%
Inner Mongolia Yili Industrial Group Co., Ltd. (China)	18,899,836	70,459
Wuliangye Yibin Co., Ltd. (China)	10,096,673	99,664
TOTAL WARRANTS (Identified Cost $187,215)		170,123
TOTAL LONG-TERM INVESTMENTS—99.1%
(Identified Cost $6,853,763)		7,224,391
TOTAL INVESTMENTS—99.1% (Identified Cost $6,853,763)		7,224,391
Other assets and liabilities, net—0.9%		69,080

NET ASSETS—100.0%		$7,293,471

Abbreviations:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Non-income producing.

See Notes to Financial Statements

11

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS (Continued)

SEPTEMBER 30, 2018

($ reported in thousands)

Country Weightings (Unaudited)†
India	20%
China	17
Brazil	10
Mexico	10
Netherlands	7
South Korea	6
Taiwan	6
Other	24
Total	100%

†	% of total investments as of September 30, 2018.

The following table provides a summary of inputs used to value the Fund’s investments as of September 30, 2018 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at September 30, 2018	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Equity Securities:
Common Stocks	$7,054,268	$7,054,268	$—
Warrants	170,123	—	170,123

Total Investments	$7,224,391	$7,054,268	$170,123

There were no securities valued using significant unobservable inputs (Level 3) at September 30, 2018.

There were no transfers into or out of Level 3 related to securities held at September 30, 2018.

For information regarding the abbreviations, see the Key Investment Terms starting on page 4.

See Notes to Financial Statements

12

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2018

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value(1)	$7,224,391
Cash	93,481
Receivables
Investment securities sold	13,650
Fund shares sold	12,324
Dividends and interest receivable	8,503
Tax reclaims	1,631
Prepaid expenses	87
Prepaid trustee retainer	143
Other assets	422

Total assets	7,354,632

Liabilities
Payables
Fund shares repurchased	18,183
Investment securities purchased	18,669
Unrealized capital gains tax payable	14,245
Investment advisory fees	5,726
Distribution and service fees	265
Administration and accounting fees	617
Transfer agent and sub-transfer agent fees and expenses	1,742
Professional fees	52
Trustee deferred compensation plan	422
Other accrued expenses	1,240

Total liabilities	61,161

Net Assets	$7,293,471

Net Assets Consist of:
Common stock $0.001 par value	$677
Capital paid in on shares of beneficial interest	6,777,516
Accumulated undistributed net investment income (loss)	60,938
Accumulated undistributed net realized gain (loss)	98,044
Net unrealized appreciation (depreciation) on investments	356,296

Net Assets	$7,293,471

Net Assets:
Class A	$550,117
Class C	$182,813
Class I	$6,434,732
Class R6	$125,809
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	52,707,731
Class C	18,134,520
Class I	594,842,907
Class R6	11,631,234
Net Asset Value and Redemption Price Per Share:
Class A	$10.44
Class C	$10.08
Class I	$10.82
Class R6	$10.82
Offering Price Per Share (NAV/(1-5.75%)):
Class A	$11.08

(1) Investment in securities at cost	$6,853,763

See Notes to Financial Statements

13

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2018

($ reported in thousands)

Investment Income
Dividends	$192,756
Interest	10
Foreign taxes withheld	(14,672)

Total investment income	178,094

Expenses
Investment advisory fees	79,888
Distribution and service fees, Class A	1,694
Distribution and service fees, Class C	2,157
Administration and accounting fees	8,804
Transfer agent fees and expenses	3,686
Sub-transfer agent fees and expenses, Class A	1,225
Sub-transfer agent fees and expenses, Class C	214
Sub-transfer agent fees and expenses, Class I	5,610
Registration fees	290
Printing fees and expenses	517
Custodian fees	1,519
Professional fees	196
Trustees’ fees and expenses	637
Miscellaneous expenses	476

Total expenses	106,913
Low balance account fees	— (1)

Net expenses	106,913

Net investment income (loss)	71,181

Net Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from:
Investments	598,189
Foreign currency transactions	(4,616)
Net change in unrealized appreciation (depreciation) on:
Investments(2)	(1,087,278)
Foreign currency transactions	20

Net realized and unrealized gain (loss) on investments	(493,685)

Net increase (decrease) in net assets resulting from operations	$(422,504)

(1)	Amount is less than $500.
(2)	Net of foreign capital gains taxes of $(14,325).

See Notes to Financial Statements

14

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets Resulting From Operations
Net investment income (loss)	$71,181	$49,438
Net realized gain (loss)	593,573	288,101
Net change in unrealized appreciation (depreciation)	(1,087,258)	561,473

Increase (decrease) in net assets resulting from operations	(422,504)	899,012

Dividends and Distributions to Shareholders:
Net Investment Income:
Class A	(1,486)	(4,943)
Class I	(29,806)	(46,315)
Class R6	(580)	(765)

Dividends to shareholders	(31,872)	(52,023)

Change in Net Assets From Capital Transactions
Sale of shares:
Class A (14,839 and 28,775 shares, respectively)	170,071	281,046
Class C (2,402 and 3,504 shares, respectively)	26,872	34,237
Class I (139,649 and 242,690 shares, respectively)	1,645,535	2,506,746
Class R6 (5,411 and 9,986 shares, respectively)	64,324	99,724

Reinvestment of distributions:
Class A (112 and 488 shares, respectively)	1,286	4,491
Class I (2,299 and 4,284 shares, respectively)	27,363	42,235
Class R6 (48 and 74 shares, respectively)	573	748

Shares repurchased:
Class A (25,904 and 74,887 shares, respectively)	(292,626)	(759,735)
Class C (4,197 and 6,657 shares, respectively)	(45,703)	(62,016)
Class I (173,663 and 227,089 shares, respectively)	(2,039,773)	(2,276,706)
Class R6 (4,836 and 3,461 shares, respectively)	(56,887)	(34,879)

Increase (decrease) in net assets from capital transactions	(498,965)	(164,109)

Net increase (decrease) in net assets	(953,341)	682,880

Net Assets
Beginning of period	8,246,812	7,563,932

End of period	$7,293,471	$8,246,812

Accumulated undistributed net investment income (loss) at end of period	$60,938	$26,246

See Notes to Financial Statements

15

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain/(Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains		Total Distributions
Class A
10/1/17 to 9/30/18	$11.11	0.06	(0.71)	(0.65)	(0.02)	—		(0.02)
10/1/16 to 9/30/17	9.90	0.05	1.21	1.26	(0.05)	—		(0.05)
1/1/16 to 9/30/16(10)	8.68	0.03	1.19	1.22	—	—		—
1/1/15 to 12/31/15	9.58	0.07	(0.91)	(0.84)	(0.06)	—		(0.06)
1/1/14 to 12/31/14	9.26	0.07	0.42	0.49	(0.06)	(0.11)		(0.17)
1/1/13 to 12/31/13	10.00	0.08	(0.74)	(0.66)	(0.08)	—	(4)	(0.08)

Class C
10/1/17 to 9/30/18	$10.77	(0.01)	(0.68)	(0.69)	—	—		—
10/1/16 to 9/30/17	9.63	(0.03)	1.17	1.14	—	—		—
1/1/16 to 9/30/16(10)	8.49	(0.02)	1.16	1.14	—	—		—
1/1/15 to 12/31/15	9.37	—	(0.88)	(0.88)	—	—		—
1/1/14 to 12/31/14	9.08	(0.01)	0.42	0.41	(0.01)	(0.11)		(0.12)
1/1/13 to 12/31/13	9.82	0.01	(0.72)	(0.71)	(0.03)	—	(4)	(0.03)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

16

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(9)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(8)		Ratio of Gross Expenses to Average Net Assets(3)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets(8)	Portfolio Turnover Rate

(0.67)	$10.44	(5.83	)%(11)	$550,117	1.58%		1.58%	0.54%	38%
1.21	11.11	12.81		706,974	1.60		1.61	0.46	27
1.22	9.90	14.06		1,082,242	1.59	(5)	1.60	0.40	25
(0.90)	8.68	(8.77)		745,947	1.56		1.56	0.73	27
0.32	9.58	5.23		770,941	1.55		1.55	0.71	28
(0.74)	9.26	(6.58)		1,097,753	1.58		1.58	0.79	31

(0.69)	$10.08	(6.41)%		$182,813	2.25%		2.25%	(0.12)%	38%
1.14	10.77	11.84		214,738	2.34		2.35	(0.30)	27
1.14	9.63	13.56		222,221	2.34	(5)	2.35	(0.31)	25
(0.88)	8.49	(9.50)		223,303	2.31		2.31	(0.01)	27
0.29	9.37	4.40		228,652	2.30		2.30	(0.13)	28
(0.74)	9.08	(7.21)		217,034	2.33		2.33	0.07	31

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

17

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain/(Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions
Class I
10/1/17 to 9/30/18	$11.49	0.11	(0.73)	(0.62)	(0.05)	—	(0.05)
10/1/16 to 9/30/17	10.24	0.07	1.26	1.33	(0.08)	—	(0.08)
1/1/16 to 9/30/16(10)	8.96	0.04	1.24	1.28	—	—	—
1/1/15 to 12/31/15	9.89	0.10	(0.95)	(0.85)	(0.08)	—	(0.08)
1/1/14 to 12/31/14	9.55	0.09	0.45	0.54	(0.09)	(0.11)	(0.20)
1/1/13 to 12/31/13	10.31	0.11	(0.76)	(0.65)	(0.11)	— (4)	(0.11)

Class R6
10/1/17 to 9/30/18	$11.48	0.12	(0.73)	(0.61)	(0.05)	—	(0.05)
10/1/16 to 9/30/17	10.25	0.10	1.23	1.33	(0.10)	—	(0.10)
1/1/16 to 9/30/16(10)	8.96	0.05	1.24	1.29	—	—	—
1/1/15 to 12/31/15	9.89	0.08	(0.91)	(0.83)	(0.10)	—	(0.10)
11/12/14(6) to 12/31/14	10.42	(0.01)	(0.45)	(0.46)	(0.06)	(0.01)	(0.07)

The footnote legend is at the end of the Financial Highlights.

See Notes to Financial Statements

18

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(9)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(3)(8)		Ratio of Gross Expenses to Average Net Assets(3)(8)	Ratio of Net Investment Income (Loss) to Average Net Assets(8)	Portfolio Turnover Rate

(0.67)	$10.82	(5.46)%	$6,434,732	1.23%		1.23%	0.91%	38%
1.25	11.49	13.10	7,198,678	1.33		1.34	0.72	27
1.28	10.24	14.29	6,214,272	1.33	(5)	1.34	0.64	25
(0.93)	8.96	(8.55)	8,726,303	1.31		1.32	0.99	27
0.34	9.89	5.54	7,572,633	1.30		1.35	0.85	28
(0.76)	9.55	(6.32)	6,357,443	1.33		1.38	1.06	31

(0.66)	$10.82	(5.34)%	$125,809	1.15%		1.15%	1.01%	38%
1.23	11.48	13.15	126,422	1.20		1.21	0.92	27
1.29	10.25	14.40	45,197	1.21	(5)	1.22	0.72	25
(0.93)	8.96	(8.44)	34,379	1.21		1.21	0.90	27
(0.53)	9.89	(4.60)	95	1.24		1.24	(0.41)	28 (7)

Footnote Legend:

(1)	Calculated using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	The Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.
(4)	Amount is less than $0.005 per share.
(5)	Net expense ratios include extraordinary proxy expenses.
(6)	Inception date.
(7)	Portfolio Turnover is representative of the Fund for the entire year ended December 31, 2014.
(8)	Annualized for periods less than one year.
(9)	Not annualized for periods less than one year.
(10)	The Fund changed its fiscal year end to September 30, during the period.
(11)

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the management’s discussion of Fund performance.

See Notes to Financial Statements

19

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Note 1. Organization

Virtus Opportunities Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

As of the date of this report 24 funds of the Trust are offered for sale of which the Vontobel Emerging Markets Opportunities Fund (the “Fund”) is reported in this annual report. The Fund’s investment objective is outlined in the Fund Summary Page. There is no guarantee that the Fund will achieve its objective.

The Fund offers Class A shares, Class C shares, Class I shares, and Class R6 shares.

Class A shares are sold with a front-end sales charge of up to 5.75% with some exceptions. Generally, Class A shares are not subject to any charges by the Fund when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which the CDSC applies for the Fund is 18 months. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.

Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class I shares and Class R6 shares are sold without a front-end sales charge or CDSC.

Class R6 shares are available only to the following investors without a minimum initial investment or minimum additional purchases: certain employer-sponsored retirement plans, including Section 401(k), 403(b) and 457 plans, profit-sharing plans, money purchase pension plans, and defined benefit plans and nonqualified deferred compensation plans, in each case provided that plan level or omnibus accounts are held on the books of the Fund. Other institutional investors may be permitted to purchase Class R6 shares subject to the Fund’s determination of eligibility and may be subject to a minimum initial investment requirement. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Fund’s distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares.

The Fund may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statements of additional information. The fees collected will be used to offset certain expenses of the Fund. These fees are reflected as “Low balance account fees” in the Fund’s Statement of Operations for the period, as applicable.

Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Fund’s Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of the Fund are borne pro-rata by the holders of each class of shares.

20

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Note 2. Significant Accounting Policies

The Trust is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.

A.	Security Valuation

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

21

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

Dividend income from REIT investments is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the intention of the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of September 30, 2018, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2015 forward (with limited exceptions).

22

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.

E.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.

F.	Foreign Currency Transactions

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

G.	Securities Lending

($ reported in thousands)

The Fund may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities the Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral may consist of cash and securities issued by the U.S. Government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral. At September 30, 2018, the Fund did not have any securities on loan.

23

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Note 3. Investment Advisory Fees and Related Party Transactions

A.	Investment Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadviser.

As compensation for its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, based upon the following annual rates as a percentage of the average daily net assets of the Fund:

First $1 Billion	$1+ Billion
1.00%	0.95%

B.	Subadviser

The subadviser manages the investments of the Fund for which it is paid a fee by the Adviser. Vontobel Asset Management, Inc. (the “Subadviser”) is the subadviser to the Fund.

C.	Distributor

($ reported in thousands)

VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of the Fund’s shares. VP Distributors has advised the Fund that for the fiscal year (the “period”) ended September 30, 2018, it retained net commissions of $64 of Class A shares and CDSC of $21 and $13 for Class A shares and Class C shares, respectively.

In addition, the Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates as follows: 0.25% for Class A shares, and 1.00% for Class C shares. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.

Under certain circumstances, shares of certain Virtus Mutual Funds may be exchanged for shares of the same class of certain other Virtus Mutual Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.

D.	Administrator and Transfer Agent

($ reported in thousands)

Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Fund.

For the period ended September 30, 2018, the Fund incurred administration fees in aggregate totaling $7,920 which are included in the Statement of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.

For the period ended September 30, 2018, the Fund incurred transfer agent fees in aggregate totaling $10,604 which are included in the Statement of Operations within the line items “Transfer agent fees and expenses” and “Sub-transfer agent fees and

24

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

expenses.” A portion of these fees was paid to outside entities that also provide services to the Trust. The fees are calculated daily and paid monthly. The Transfer Agent may from time to time temporarily waive all or a portion of its transfer agent fees.

E.	Affiliated Shareholders

($ reported in thousands)

At September 30, 2018, Virtus and its affiliates, and the retirement plans of Virtus and its affiliates, held shares of the Fund which may be redeemed at any time that aggregated to the following:

	Shares	Aggregate Net Asset Value
Class R6 Shares	487,280	$5,272

F.	Trustee Compensation

The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other Assets” on the Statement of Assets and Liabilities at September 30, 2018.

Note 4. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities and short-term securities) during the period ended September 30, 2018, were as follows:

Purchases	Sales
$3,052,429	$3,195,502

There were no purchases or sales of long-term U.S. Government and agency securities during the period ended September 30, 2018.

Note 5. Indemnifications

Under the Trust’s organizational documents, and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Fund enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Fund and that have not occurred. However, neither the Trust nor the Fund has had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.

Note 6. Credit Risk and Asset Concentration

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have

25

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may invest a high percentage of its assets in specific sectors or countries of the market in the pursuit of its investment objectives. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

At September 30, 2018, the Fund held securities issued by various companies in specific sectors as detailed below:

Sector	Percentage of Total Investments
Consumer Staples	30%
Financials	25

Note 7. 10% Shareholders

As of September 30, 2018, the Fund had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of the Fund as detailed below:

% of Shares Outstanding	Number of Accounts
45%	2*

*The	shareholders are not affiliated with Virtus.

Note 8. Federal Income Tax Information

($ reported in thousands)

At September 30, 2018, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,902,640	$1,044,934	$(723,183)	$321,751

For the period ended September 30, 2018, the Fund utilized losses of $463,566.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed in the beginning of this note) consist of the following:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains
$61,414	$146,921

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

26

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

The tax character of dividends and distributions paid during the periods ended September 30, 2018, and September 30, 2017, respectively was as follows:

	Year Ended
	2018	2017
Ordinary Income	$31,872	$52,023

Total	$31,872	$52,023

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or NAV of the Fund. As of September 30, 2018, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$—	$(4,617)	$4,617

Note 9. Redemption Facility

($ reported in thousands)

On September 18, 2017, the Fund and certain other affiliated funds entered into a $150,000 unsecured line of credit (“Credit Agreement”). This Credit Agreement, as amended, is with a commercial bank that allows the Fund to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third of the Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to March 14, 2019. Interest is charged at the higher of the LIBOR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. The Fund and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the line of credit. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.

The Fund made no borrowings at any time during the period and did not have any outstanding borrowings under this Credit Agreement at September 30, 2018.

Note 10. Illiquid and Restricted Securities

Investments are generally considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment.

27

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At September 30, 2018, the Fund did not hold any securities that were illiquid or restricted.

Note 11. Regulatory Matters and Litigation

From time to time, the Trust, the Fund’s Adviser and/or Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker dealers and other laws and regulations affecting their products and other activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.

On February 20, 2015, a putative class action complaint (In re Virtus Investment Partners, Inc. Securities Litigation; formerly styled as Tom Cummins v. Virtus Investment Partners Inc., et al.) alleging violations of certain provisions of the federal securities laws was filed by an individual shareholder against Virtus and certain of its officers (the “defendants”) in the United States District Court for the Southern District of New York. On August 21, 2015, the lead plaintiff filed a Consolidated Class Action Complaint (the “Consolidated Complaint”) amending the originally filed complaint and adding the Trust as a defendant. The Consolidated Complaint was purportedly filed on behalf of all purchasers of Virtus common stock between January 25, 2013 and May 11, 2015 (the “Class Period”). The Consolidated Complaint alleges that during the Class Period, the defendants disseminated materially false and misleading statements and concealed material adverse facts relating to certain funds previously subadvised by F-Squared Investments, Inc. and/or its affiliates (“F-Squared”). The plaintiff seeks to recover unspecified damages. A motion to dismiss the Consolidated Complaint was filed on behalf of the defendants on October 21, 2015. Pursuant to an Opinion & Order (“Order”) filed on July 1, 2016, the court granted in part and denied in part the defendants’ motion to dismiss. Although the Order narrows the scope of the claims asserted and dismisses one of the defendants from the suit, claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder survive the motion. The remaining defendants filed an Answer to the Consolidated Complaint on August 5, 2016. Pursuant to an Opinion & Order filed on May 15, 2017, the plaintiff’s motion for class certification, was granted by the court. Discovery has since been completed. On October 6, 2017, defendants moved for summary judgment. Briefing on the motion for summary judgment was completed on December 22, 2017, and oral argument was held on January 18, 2018, where the Court reserved decision. Virtus and its affiliates, including the Adviser, believe that the suit is without merit. Nevertheless, on February 6, 2018, Virtus reached an agreement in principle with the plaintiffs, subject to Court approval, settling all claims in the litigation, in order to avoid the cost, distraction, disruption, and inherent litigation uncertainty. The Court gave its preliminary approval by order dated June 28, 2018, and a hearing for final approval was held on October 24, 2018, with no objections to the settlement presented. Upon approval by the Court, which Virtus believes is likely, the resolution of this matter will not have a material impact on the results of operations, cash flows or its consolidated financial condition for Virtus. Whether or not the settlement is

28

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

SEPTEMBER 30, 2018

approved by the Court, the Trust believes that the risk of loss to the Fund as a result of this suit is remote and the Adviser does not believe that the suit will have any impact on its ability to provide services to the Fund.

Note 12. Recent Accounting Pronouncement

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”), ASU No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. For public companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years.

In August 2018, the SEC adopted amendments to Regulation S-X which are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the information provided to investors. The amendments include eliminating the requirement to: separately state book basis components of net assets on the Statement of Assets & Liabilities; separately state the sources of distributions paid (except tax return of capital distributions must still be separately disclosed) on the Statement of Changes in Net Assets; and state the book basis amount of undistributed net investment income on the Statement of Changes in Net Assets. The compliance date for the amendments to Regulation S-X is for filings made with the SEC after November 5, 2018. The adoption will have no effect on the Fund’s net assets or results of operations.

Note 13. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Virtus Opportunities Trust and Shareholders of Virtus Vontobel Emerging Markets Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Virtus Vontobel Emerging Markets Opportunities Fund (one of the funds constituting Virtus Opportunities Trust, hereafter referred to as the “Fund”) as of September 30, 2018, the related statement of operations for the year ended September 30, 2018, the statements of changes in net assets for each of the two years in the period ended September 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

November 20, 2018

We have served as the Virtus Mutual Funds’ auditor since at least 1977. We have not been able to determine the specific year we began serving as auditor.

30

VONTOBEL EMERGING MARKETS OPPORTUNITIES FUND

TAX INFORMATION NOTICE (Unaudited)

SEPTEMBER 30, 2018

($ reported in thousands)

For the fiscal year ended September 30, 2018, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends (“QDI”) to qualify for the lower tax rates applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amounts below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amounts, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
100%	8%	$146,921

For the fiscal year ended September 30, 2018, the Fund recognized $185,653 (reported in thousands) of foreign source income on which the Fund paid foreign taxes of $14,672 (reported in thousands). This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

31

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.

The address of each individual, unless otherwise noted, is c/o Virtus Opportunities Trust, 100 Pearl Street, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.

Independent Trustees

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Brown, Thomas J. YOB: 1945 Served Since: 2016 71 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Variable Insurance Trust (8 portfolios); Director (since 2010), D’Youville Senior Care Center; and Director (since 2005), VALIC Company Funds (49 portfolios).
Burke, Donald C. YOB: 1960 Served Since: 2016 75 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2014) closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Gelfenbien, Roger A. YOB: 1943 Served Since: 2016 71 Portfolios	Retired. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2000), Virtus Variable Insurance Trust (8 portfolios); and Director (1999 to 2017), USAllianz Variable Insurance Product Trust (42 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2017 71 Portfolios	Professor and Dean Emeritus (since April 2015), Professor (1997 to 2014), Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University; Trustee (since 2017), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2013), KIPP Metro Atlanta; Trustee (since 1999) Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Trustee (2012 to 2017), International University of the Grand Bassam; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2016 71 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm), Real Property Practice Group; and Member (since 2014), Counselors of Real Estate. Trustee (since 2016), Virtus Mutual Fund Family (60 portfolios) and Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
McClellan, Hassell H. YOB: 1945 Served Since: 2015 71 Portfolios	Retired (since 2013); and Professor (1984 to 2013), Wallace E. Carroll School of Management, Boston College. Chairperson of the Board (since 2017) and Trustee (since 2000), John Hancock Fund Complex (collectively, 227 portfolios); Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Mutual Fund Family (60 portfolios); Director (since 2010), Barnes Group, Inc. (diversified global components manufacturer and logistical services company); Trustee (since 2008), Virtus Variable Insurance Trust (8 portfolios).
McDaniel, Connie D. YOB: 1958 Served Since: 2017 71 Portfolios	Retired (since 2013); and Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President Global Finance Transformation (2007 to 2009); Vice President and Controller (1999 to 2007), The Coca-Cola Company; Trustee (since 2017), Virtus Mutual Fund Family (60 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2014), Total System Services, Inc.; and Trustee (2005 to 2017), RidgeWorth Funds.

32

FUND MANAGEMENT TABLES (Continued)

Independent Trustees (Continued)

Name, Year of Birth, Length of Time Served and Number of Portfolios in Complex	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
McLoughlin, Philip YOB: 1946 Served Since: 1999 79 Portfolios	Retired. Director and Chairman (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Director and Chairman (since 2014) Duff & Phelps Select Energy MLP Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (60 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2001 75 Portfolios	Retired. Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); and Trustee (since 2001), Virtus Mutual Fund Family (60 portfolios).
Oates, James M. YOB: 1946 Served Since: 2000 75 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016), Virtus Variable Insurance Trust (8 portfolios); Director (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Trustee (since 2011), Virtus Global Multi-Sector Income Fund; Trustee (since 2005) and Chairman (2005 to 2017), John Hancock Fund Complex (227 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (2000 to 2016), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Family (60 portfolios).
Segerson, Richard E. YOB: 1946 Served Since: 2000 71 Portfolios	Retired; and Managing Director (1998 to 2013), Northway Management Company. Trustee (since 2016), Virtus Alternative Solutions Trust (3 portfolios) and Virtus Variable Insurance Trust (8 portfolios); and Trustee (since 1983), Virtus Mutual Fund Family (60 portfolios).

Interested Trustee

Name, Year of Birth, Year Elected and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Elected: 2006 77 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (2 portfolios); Director, President and Chief Executive Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (3 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (60 portfolios); and Director, President and Chief Executive Officer (since 2006), Virtus Global Dividend & Income Fund Inc. and Virtus Total Return Fund Inc.

*

Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

33

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Family; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer and Chief Financial Officer (since 2010), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2016), Senior Vice President (2014 to 2016), Chief Financial Officer and Treasurer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President (2013 to 2016), and Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
Carr, Kevin J. YOB: 1954	Senior Vice President (since 2013); Vice President (2005 to 2013); Chief Legal Officer, Counsel and Secretary (since 2005).	Vice President and Senior Counsel (2017 to Present), Senior Vice President (2009 to 2017), Vice President, Counsel and Secretary (2008 to 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2005) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2005 to 2013), Chief Legal Officer, Counsel and Secretary (since 2005), Virtus Mutual Fund Family; Senior Vice President (2013 to 2014), Vice President (2012 to 2013), Secretary and Chief Legal Officer (2005 to 2013), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Assistant Secretary (since 2013), Vice President, Chief Legal Officer, Counsel and Secretary (2010 to 2013), Virtus Variable Insurance Trust; Senior Vice President ( 2013 to 2014), Vice President ( 2011 to 2013), Virtus Global Multi-Sector Income Fund; Assistant Secretary (since 2015), Duff & Phelps Select Energy MLP Fund Inc.; Senior Vice President (since 2017) and Assistant Secretary (since 2013), Virtus Alternative Solutions Trust; Secretary (since 2015), ETFis Series Trust I; and Secretary (since 2015), Virtus ETF Trust II.

34

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Engberg, Nancy J. YOB: 1956	Senior Vice President (since 2017); Vice President (2011 to 2017); and Chief Compliance Officer (since 2011).	Senior Vice President (since 2017), Vice President (2008 to 2017) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Senior Vice President (since 2017), Vice President (2011 to 2017) and Chief Compliance Officer (since 2011), Virtus Mutual Fund Family; Senior Vice President (since 2017), Vice President (2010 to 2017) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Senior Vice President (since 2017), Vice President (2011 to 2016) and Chief Compliance Officer (since 2011), Virtus Global Multi-Sector Income Fund; Senior Vice President (since 2017), Vice President (2012 to 2017) and Chief Compliance Officer (since 2012), Virtus Total Return Fund Inc. and Virtus Global Dividend & Income Fund Inc.; Senior Vice President (since 2017), Vice President (2013 to 2016) and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Senior Vice President (since 2017), Vice President (2014 to 2017) and Chief Compliance Officer (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017), Virtus Mutual Fund Family; Senior Vice President (since 2018), Virtus Closed-End Funds; President and Chief Executive Officer, RidgeWorth Funds (2007 to 2017); and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Waltman, Francis G. YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2008 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Family; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Global Multi-Sector Income Fund; Executive Vice President (since 2014), Duff & Phelps Select Energy MLP Fund Inc.; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.

35

VIRTUS OPPORTUNITIES TRUST

101 Munson Street

Greenfield, MA 01301

Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas J. Brown

Donald C. Burke

Roger A. Gelfenbien

Sidney E. Harris

John R. Mallin

Hassell H. McClellan

Connie D. McDaniel

Geraldine M. McNamara

James M. Oates

Richard E. Segerson

Officers

George R. Aylward, President

Peter Batchelar, Senior Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Kevin J. Carr, Senior Vice President, Chief Legal Officer, Counsel and Secretary

Nancy J. Engberg, Senior Vice President and Chief Compliance Officer

Julia R. Short, Senior Vice President

Francis G. Waltman, Executive Vice President

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Principal Underwriter

VP Distributors, LLC

100 Pearl St.

Hartford, CT 06103-4506

Administrator and Transfer Agent

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286-1048

Independent Registered Public

Accounting Firm

PricewaterhouseCoopers LLP

2001 Market Street

Philadelphia, PA 19103-7042

How to Contact Us

Mutual Fund Services 1-800-243-1574

Adviser Consulting Group 1-800-243-4361

Website Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

For more information about

Virtus Mutual Funds, please

call your financial representative,

contact us at 1-800-243-1574,

or visit Virtus.com.

8004	11-18

P.O. Box 9874

Providence, RI 02940-8074

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR.

(c)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that Donald C. Burke, Thomas J. Brown and Richard E. Segerson each possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each of Mr. Burke, Mr. Brown and Mr. Segerson is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

●

Registrant may incorporate the following information by reference, if this information has been disclosed in the registrant’s definitive proxy statement or definitive information statement. The proxy statement or information statement must be filed no later than 120 days after the end of the fiscal year covered by the Annual Report.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $750,951 for 2017 and $473,550 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $54,554 for 2017 and $74,539 for 2018. Such audit-related fees include the out of pocket expenses.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $97,100 for 2017 and $84,825 for 2018.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Opportunities Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Thomas J. Brown, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $443,546 for 2017 and $820,610 for 2018.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Opportunities Trust

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 12/7/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 12/7/2018

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
(principal financial officer)

Date 12/7/2018

* Print the name and title of each signing officer under his or her signature.